CONTENTS


Shareholder Letter ..........................................       1
Special Feature:
Q&A with Franklin's
Municipal Bond Department....................................       3
Fund Reports
 Franklin Arizona Insured
Tax-Free Income Fund ........................................       8
 Franklin Florida Insured
Tax-Free Income Fund ........................................      12
 Franklin Insured
Tax-Free Income Fund ........................................      16
 Franklin Massachusetts Insured
Tax-Free Income Fund ........................................      22
 Franklin Michigan Insured
 Tax-Free Income Fund .......................................      28
 Franklin Minnesota Insured
Tax-Free Income Fund ........................................      34
 Franklin Ohio Insured
Tax-Free Income Fund ........................................      40
Glossary of Investment Terms ................................      46
Municipal Bond Ratings ......................................      48
Financial Highlights &
Statement of Investments ....................................      50
Financial Statements ........................................      98
Notes to Financial Statements ...............................     105
Independent Auditors' Report.................................     110


SHAREHOLDER LETTER
Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's annual report for the period ended February 28, 1998.


ECONOMIC OVERVIEW
The U.S. economy remained strong over the Trust's reporting period, and showed no discernible indications of ending one of the longest, sustained economic expansions in its history. This expansion continued to feature moderate growth with few signs of inflation. Overall, interest rates declined during the year, and the 30-year Treasury yield ended the period at 5.92%, down from 6.80% on February 28, 1997. A generally benign inflationary environment, and a balanced budget agreement between the President and Congress, as well as expectations for a 1998 budget surplus, contributed to declining rates.

Interest rates directly affect tax-free bonds, and help shape the economic environment that determines the general fiscal health of the municipalities issuing them. Higher interest rates raise the cost of borrowing for state and local governments, while lower rates generally translate into a decrease in borrowing costs. A drop in rates usually causes the value of existing bonds to increase, while a rise in rates often has the opposite effect.

Not all news during the Trust's reporting period was positive. Many economists feared that the Asian crisis would have a negative effect on the U.S. economy, but the worst of those concerns did not come to pass during this period, as U.S. growth continued. Although the International Monetary Fund's strong intervention in many affected Asian countries clearly helped dampen the effects of this crisis, it is still likely that U.S. economic growth may slow somewhat in the future, as several of its Asian trading partners attempt to rebuild their once-thriving economies. With the potential rise in economic uncertainties and the continued increase in stock market valuations, many investors are giving more consideration to allocating a larger portion of their portfolios in investments such as tax-free bonds, which generally enjoy greater stability than stocks.

We encourage you to discuss your financial goals with your investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless  of  the  market's  direction,   Franklin   Templeton's   disciplined
investment strategy remains the same. All of our portfolio managers are dedicated to providing shareholders like you with careful selection and constant professional supervision. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
Chairman
Franklin Tax-Free Trust


Thomas J. Kenny
Director
Franklin Municipal Bond Department

Q&A

SPECIAL FEATURE:
Q&A WITH FRANKLIN'S
MUNICIPAL BOND DEPARTMENT

Thomas J. Kenny, Director of Franklin Templeton's Municipal Bond Department, and portfolio managers Sheila Amoroso and Bernie Schroer discuss the issues that shaped the 1997 municipal bond market.

Q: HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET'S PERFORMANCE IN 1997?

TOM KENNY: Long-term interest rates trended lower in 1997. The Bond Buyer

40 Index (BB40), a measurement of the municipal bond market, started the year yielding 5.78% and hit a low of 5.23% on December 26. We saw some fluctuations over the course of the year, however, with the BB40 yield reaching a high of 6.01% on April 14, 1997. These fluctuations, specifically when interest rates rose, created opportunities to purchase bonds on the "downswings," or when bond prices were lower. Over the past ten years, rates have been trending downward, creating a positive environment for the tax-exempt market. This atmosphere should prevail if inflation remains under control and the economy continues to grow moderately. Of course, market conditions can change rapidly, and there is no guarantee that the economy will remain on its current path.

Q: RECENTLY, THERE HAS BEEN A LOT OF DISCUSSION ABOUT THE ASIAN MARKET VOLATILITY. DO YOU THINK THE PROBLEMS THERE WILL HAVE ANY IMPACT ON THE U.S. BOND MARKET THIS YEAR?

BERNIE SCHROER: The decline in Asia's currency and equity markets may help the U.S. bond market. In 1997, we experienced a strong U.S. economy, which normally would have pressured the Federal Reserve (the Fed) to raise interest rates, causing bond prices to fall. Instead, the Fed left interest rates alone, probably in part due to the Asian turmoil and the dampening effect it could have on U.S. economic growth this year.

Q: HAVE THE RECENT TAX LAW CHANGES HAD ANY IMPACT ON THE MUNICIPAL BOND MARKET?

SHEILA AMOROSO: Changes in the tax law did not alter the tax advantages of municipal bonds. Municipals still distribute income free from regular federal, and in many cases, state income taxes.*

*Source: Bond Buyer 40. Index is composed of 40 actively traded municipal bonds and does not represent the performance of any Franklin Templeton fund. Investors cannot invest directly in this unmanaged index.

*For investors subject to regular federal or state alternative minimum tax, all or a portion of municipal bond interest and municipal bond fund dividends may be subject to such tax, depending on the source. Fund distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Q: WHAT ROLE CAN MUNICIPAL BONDS PLAY IN A DIVERSIFIED PORTFOLIO?

SHEILA: After three years of healthy returns due to historic stock market gains, individuals have seen an increase in the percentage of equities in their portfolios. As a result, many investors are beginning to re-examine asset allocation. Municipal bonds generally enjoy low volatility while providing tax-free income, which can offset some of the risks associated with investing in a portfolio composed mainly of stocks. The chart on page 6 shows how adding municipal bonds in different proportions to a stock portfolio has historically lowered volatility in providing solid after-tax returns. In short, prudent investors may be able to reduce their risk, and maintain their potential for competitive return, by including municipal bonds in their portfolios.

BERNIE: Municipal bonds remain a strong investment for investors looking for tax-free income. Franklin tax-free income funds can help investors diversify a heavily weighted stock portfolio, while providing a convenient and effective way to participate in the municipal bond market.

"FRANKLIN TAX-FREE INCOME FUNDS CAN HELP INVESTORS DIVERSIFY A HEAVILY WEIGHTED STOCK PORTFOLIO, WHILE PROVIDING A CONVENIENT AND EFFECTIVE WAY TO PARTICIPATE IN THE MUNICIPAL BOND MARKET."

Q: LOOKING AHEAD, WHAT DO YOU THINK MIGHT AFFECT THE MUNICIPAL BOND MARKET AND THE FRANKLIN TAX-FREE INCOME FUNDS?

TOM: Municipal bonds generally share the same trends as U.S. government securities, such as Treasury bonds. These securities are sensitive to a variety of factors that affect interest rates in general, including the Federal Reserve's monetary policy. During most of 1997, the Fed was biased toward raising interest rates in order to stave off inflationary pressures as the economy continued its solid growth. However, toward the end of the year and into 1998, the Fed appears to have adopted a more neutral stance for a couple of reasons. First, although the economy is experiencing moderate growth, inflation remains subdued. Also, the potential still exists for the Asian crisis to slow the U.S. economy.

Regardless of changing market conditions, our focus will remain on providing shareholders with high current income free from regular federal, and depending on the fund, state income taxes.* Franklin has become the nation's largest tax-free fund manager**, in part by adhering to a consistent, disciplined investment philosophy, which historically has proved successful in both strong and weak bond markets. Of course, past performance is no guarantee of future results.

*For investors subject to regular federal or state alternative minimum tax, all or a portion of municipal bond interest and municipal bond fund dividends may be subject to such tax, depending on the source. Fund distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: Strategic Insight, 11/97.



FRANKLIN ARIZONA INSURED

TAX-FREE INCOME FUND

YOUR FUND'S OBJECTIVE: FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND ARIZONA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF INSURED ARIZONA MUNICIPAL BONDS.#1


STATE UPDATE
Arizona ended 1997 on a positive note, with job creation high, and unemployment near its all-time low. A 4.6% increase in non-farm jobs was reported in 1997, a slow-down only in relative terms from the strong 6.6% growth in 1994.2# The state's budget surplus, which includes a "rainy day fund," now approaches $900 million.#3

1997 also marked the end of a five-year period that was the strongest period of job growth in Arizona history. High-technology is an important sector of that growth, as the state enters 1998, with both Intel and Motorola building, or planning to build, billion-dollar projects in the state.

As a state where population growth historically has fueled the economy, Arizona remains the nation's fastest growing state, with a projected population of 5 million by 2001. Phoenix is now the nation's sixth largest city.#4

The state, constitutionally prohibited from using general obligation debt, continues to rely on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs, which results in moderate levels of gross state debt.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made to any insurer's ability to meet its commitments. A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.
2. Source:  Standard & Poor's CreditWeek Municipal,  7/7/97.
3. Source: Arizona Department of Commerce, 1/8/98.
4. Ibid.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PORTFOLIO  NOTES

The fund sought investments in securities with good call protection during the reporting period, as many issuers took advantage of lower interest rates to prerefund their outstanding debt. In 1997 alone, approximately 5% of the portfolio's total long-term investments were prerefunded. Prerefunded bonds in the portfolio grew to 6.3% at the end of the period, from 1.7% on February 28, 1997.

When an outstanding bond becomes prerefunded, it will be paid off at its first call date. Prerefunded bonds are generally backed by an escrow of U.S. Treasury securities. This usually leads to a substantial rise in price for these bonds, with a subsequent decrease to the call price, depending on their first call date and price. Seeking to extend the fund's income-earning potential and protect the share value, we typically sell prerefunded bonds whose call dates are approximately five years away, and replace them with bonds having about 10 years of call protection.

We maintained sector diversification in the fund's holdings, making purchases such as Mesa Street and Highway revenue bonds, Prescott Valley Municipal Property Corp. and Maricopa Unified School District No. 41, Gilbert. Other notable additions to the fund during the reporting period include Phoenix Civic Improvement Corp. Wastewater System revenue bonds and Yuma Regional Medical Center revenue bonds. This type of diversification over a broad range of sectors may help us reduce the fund's exposure to the risks and volatility involved with investing in any single sector.

A state with strong economic growth and a booming population, Arizona has a growing need for new infrastructure such as schools, highways, and affordable housing. During 1997, this led the state to issue a total of $3 billion in new municipal bonds, more than half of which were insured. If interest rates remain low, it is possible that the refunding trend could continue, and the supply of new issues may increase as well.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


PERFORMANCE SUMMARY

Franklin Arizona Insured Tax-Free Income Fund's share price, as measured by net asset value, increased 41 cents, from $10.36 on February 28, 1997, to $10.77 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 55.2 cents ($0.5520) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.4 cents ($0.044), which includes a dividend adjustment, and the maximum offering price of $11.25 on February 28, 1998, your fund's distribution rate was 4.69%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona state personal income tax bracket would need to earn 8.19% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 11 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Arizona municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Arizona Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Arizona Insured Tax-Free Income Fund

Periods ended 2/28/98

                                                            Since
                                                          Inception
                                        1-YEAR    3-YEAR  (4/30/93)
----------------------------------------------------------------------
Cumulative Total Return1                 9.53%   28.92%    37.83%
Average Annual Total Return2             4.78%    7.29%     5.92%
Distribution Rate3                     4.69%
Taxable Equivalent Distribution Rate4  8.19%
30-Day Standardized Yield5             4.34%
Taxable Equivalent Yield4              7.58%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $11.25 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Arizona state personal income tax bracket of 42.7%, based on the federal income tax rate of 39.6%. 5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns would be somewhat lower.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower, and yield for the period would have been 3.78%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND


YOUR FUND'S OBJECTIVE: FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING PRIMARILY OF INSURED FLORIDA MUNICIPAL BONDS.1# IN ADDITION, THE FUND'S SHARES ARE FREE FROM FLORIDA'S ANNUAL INTANGIBLES TAX.


STATE UPDATE
On April 3, 1997, Standard & Poor's, a national credit rating agency, upgraded Florida's general obligation debt rating from AA to AA+.#2 This upgrade reflected the state's successful transformation, from a narrow economic base of agriculture and seasonal tourism, into a broadly based service and trade economy with substantial insurance, banking and export participation, all against a backdrop of year-round tourist appeal.

Despite pressure for more infrastructure and educational facilities to support its growing population, debt has remained moderate.

We expect Florida, now America's fourth largest state, to maintain its better-than-expected financial performance in the months ahead.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made to any insurer's ability to meet its commitments.
A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.
2. This does not indicate Standard & Poor's rating of the fund.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PORTFOLIO NOTES

Interest rates trended lower during the reporting period leading to an increase in the portfolio's holdings of prerefunded bonds, from 1.5% of total long-term investments on February 28, 1997, to 4.6% on February 28, 1998. We maintained our focus on selling prerefunded securities throughout the fund's fiscal year. It has generally been our practice to sell prerefunded bonds about five years before the call date, capturing any premium on the bond, and to reinvest the proceeds in securities with longer call protection. This allows us to protect the income-earning potential of the fund.

The supply of Florida municipal bonds increased 17.5% during the period, and we found some appealing securities in this market. Some of the new issues we added to our portfolio were Cocoa Beach Water & Sewer, Indian Trail Water Control District, Orange County School Board, and Sarasota County Utility System.

While we strived to improve the fund's call protection and the structure of the portfolio, we were forced to reinvest proceeds at lower interest rates. The combination of selling prerefunded bonds, reinvesting at lower rates, and narrowing yield spreads could affect the fund's dividend distributions, especially if interest rates remain at recent levels or continue to drift downward. Despite market conditions at the close of the reporting period, our investment philosophy remains disciplined and focused, seeking high tax-free income and preservation of principal.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT


PERFORMANCE SUMMARY

Franklin Florida Insured Tax-Free Income Fund's share price, as measured by net asset value, increased 44 cents, from $9.99 on February 28, 1997, to $10.43 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 52.8 cents ($0.5280) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.3 cents ($0.043), which includes a dividend adjustment, and the maximum offering price of $10.89 on February 28, 1998, your fund's distribution rate was 4.74%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.85% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 15 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Florida municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Florida Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Florida Insured Tax-Free Income Fund

Periods ended 2/28/98
                                                                    Since
                                                                  Inception
                                                1-YEAR    3-YEAR  (4/30/93)
------------------------------------------------------------------------------
Cumulative Total Return1                         9.94%   28.28%    33.49%
Average Annual total Return2                     5.30%    7.10%     5.22%

Distribution Rate3                    4.74%
Taxable Equivalent Distribution Rate4 7.85%
30-Day Standardized Yield5            4.30%
Taxable Equivalent Yield4             7.12%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.3 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $10.89 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns would be somewhat lower.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower, and yield for the period would have been 3.81%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN INSURED TAX-FREE INCOME FUND

YOUR FUND'S OBJECTIVE: FRANKLIN INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF INSURED MUNICIPAL BONDS.#1

PORTFOLIO NOTES

During the one-year period, many bonds, including several owned by the fund, were prerefunded. We attempted to achieve the maximum gain possible on these securities by selling them approximately five years prior to their call date. Consequently, the percentage of prerefunded bonds owned by the fund decreased from 21.8% of long-term investments on February 28, 1997, to 15.0% on February 28, 1998. Ironically, the continuing low interest rate environment, which has increased the value of many of the fund's bonds, forced us to declare a capital gain when we sold our prerefunded issues, since we were unable to record enough capital losses to offset the profits made through our sales. During the one-year period, the fund made a capital gain distribution of 12.4 cents ($0.124) per share. We also sold some of our lower coupon bonds at prices close to par value, which we had purchased at a discount. These sales and the purchases of new issues helped decrease the average amount by which the bonds currently in our portfolio are discounted below their par value. However, because interest rates fell during the period and the new bonds bought by the fund offered a lower interest rate than the prerefunded issues sold, the fund may be forced to reduce its dividend in the future.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made to any insurer's ability to meet its commitments.

Q. WHAT HAPPENS WHEN A MUNICIPAL BOND IS PREREFUNDED, AND HOW DOES THIS AFFECT ITS VALUE?

A. When a tax-free bond is prerefunded, it will be paid-off at its first call date by the proceeds from the sale of a new municipal bond issue that usually offers a lower interest rate. Using this refinancing method, a municipality can reduce its interest expense, by replacing higher-yielding bond issues with lower-yielding ones. Money derived from the sale of the refinancing issue is normally invested in U.S. Treasuries, which will mature upon the now prerefunded bond's first call date and be used to pay off its prior financings. Because the prerefunded bond now will have a shorter life and is also usually backed by U.S. Treasuries, which enjoy the highest of credit ratings, the value of a municipal bond goes up when it is prerefunded. However, as a prerefunded bond approaches its call date, its value decreases as its premium falls to near its call price.

"GOING INTO THE FUTURE, WE WILL CONTINUE TO MANAGE FRANKLIN INSURED TAX-FREE INCOME FUND WITH THE INTENTION OF REDUCING THE VOLATILITY OF ITS SHARE VALUE AND MAINTAINING ITS COMPETITIVE YIELD."

Going into the future, we will continue to manage Franklin Insured Tax-Free Income Fund with the intention of reducing the volatility of its share value and maintaining its competitive yield. We believe our responsible investment approach, shunning risky derivative investments, and purchases of current coupon bonds with long call protections, will benefit our shareholders. We remain optimistic regarding insured municipal securities, as the relatively large number of these high-rated bonds available in the market continues to keep their prices down and yields comparatively high, making them excellent investments, in our opinion.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

CLASS I

Franklin Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 16 cents, from $12.15 on February 28, 1997, to $12.31 on February 28, 1998. In addition to distributing 67.2 cents ($0.672) per share in dividend income, the fund made a long-term capital gain distribution of 12.4 cents ($0.124) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.5 cents ($0.055) and the maximum offering price of $12.86 on February 28, 1998, your fund's distribution rate was 5.13%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.49% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 19 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Insured Tax-Free Income Fund - Class I

Periods ended 2/28/98

                                                                      Since
                                                                    Inception
                                        1-YEAR   5-YEAR   10-YEAR   (4/3/85)
------------------------------------------------------------------------------

Cumulative Total Return1                 8.09%  33.40%   111.23%   186.56%
Average Annual Total Return2             3.49%    5.02%    7.30%     8.14%

Distribution Rate3                    5.13%
Taxable Equivalent Distribution Rate4 8.49%
30-Day Standardized Yield5            4.06%
Taxable Equivalent Yield4             6.72%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.5 cent per share monthly dividend, and the maximum offering price of $12.86 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Franklin Insured Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 12.4 cents ($0.124) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Franklin Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 17 cents, from $12.21 on February 28, 1997, to $12.38 on February 28, 1998. In addition to distributing 60.15 cents ($0.6015) per share in dividend income, the fund made a long-term capital gain distribution of 12.4 cents ($0.124) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.91 cents ($0.0491) and the maximum offering price of $12.51 on February 28, 1998, your fund's distribution rate was 4.71%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.80% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 21 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Insured Tax-Free Income Fund - Class II

Periods ended 2/28/98

                                                           Since
                                                          Inception
                                                 1-YEAR   (5/1/95)
--------------------------------------------------------------------------
Cumulative Total Return1                         7.52%     20.35%
Average Annual total Return2                     5.49%      6.38%
Distribution Rate3                    4.71%
Taxable Equivalent Distribution Rate4 7.80%
30-Day Standardized Yield5            3.63%
Taxable Equivalent Yield4             6.01%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.91 cent per share monthly dividend, and the offering price of $12.51 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Franklin Insured Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 12.4 cents ($0.124) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.

FRANKLIN MASSACHUSETTS INSURED
TAX-FREE INCOME FUND

YOUR FUND'S OBJECTIVE: FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MASSACHUSETTS STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF INSURED MASSACHUSETTS MUNICIPAL BONDS.#1


COMMONWEALTH UPDATE

On October 29, 1997, Standard & Poor's, a national credit rating agency, raised its rating on Massachusetts' general obligation debt, from A+ to AA-.2# The improved rating is due, in part, to the state's success in building financial reserves in a period of increased revenues and reduced expenses. If Massachusetts maintains fiscal 1998 spending at or below budgeted levels, the state is expected to generate its seventh consecutive budget surplus.#3

During the reporting period, education, health care, high-technology, and financial services continued to drive the state's economy. Other key sectors, including manufacturing and construction, also showed signs of renewed strength.

Although Massachusetts carries a relatively high level of debt, its resources, capital, and effective fiscal management warrant the higher rating from Standard & Poor's, and an optimistic outlook from us.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made to any insurer's ability to meet its commitments.
A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.
2. This does not indicate Standard & Poor's rating of the fund.
3. Standard & Poor's CreditWeek Municipal, 11/24/97.

PORTFOLIO NOTES

Many municipal bond issuers sought to take advantage of lower interest rates during the reporting period by refinancing their outstanding debt. This led to many of the portfolio's bonds becoming prerefunded, which means that the bond will be paid off at its first call date. Prerefunded bonds are also generally backed by U.S. Treasury securities, which usually causes these bond's prices to rise when they become prerefunded, depending on the bond's call date. The fund therefore seeks to sell prerefunded bonds and replace them with securities offering longer call protection. This not only allows us to capture the price increase in prerefunded bonds, but also extends the fund's income-earning potential and protects the share value. We typically try to sell prerefunded bonds approximately five years before their call dates, reinvesting in issues with about 10 years of call protection. Prerefunding could be a trend if interest rates remain low throughout the coming months, with issuers looking to lower their borrowing costs.

We are closely monitoring the supply of insured Massachusetts municipal bonds. The state issued a total of $7.7 billion in bonds during 1997, with over 60% of that being insured.

During the fiscal year, there were some notable changes to the fund's portfolio breakdown. While seeking to maintain credit and sector diversification in our holdings, we reduced exposure to the health care sector and increased investments in the education and transportation sectors. An important addition to the portfolio was the Massachusetts State Turnpike Authority's Metropolitan Highway System revenue bonds, which will help finance construction of the Central Artery/Ted Williams Tunnel. Some other new additions to the portfolio are revenue bonds for Deerfield Academy, Worcester Polytechnic, and Suffolk University.

Looking forward, we will closely monitor Massachusetts' debt management ability. The Commonwealth still benefits from the fiscal conservatism implemented by former Governor William Weld. For example, the audited financial statements for the Commonwealth's 1997 fiscal year reflect continued strengthening of financial operations. However, pressure is mounting to increase borrowing needed to meet routine infrastructure needs, and to fund the Central Artery Tunnel Project - now estimated to cost $11.6 billion.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

CLASS I

Franklin Massachusetts Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 21 cents, from $11.54 on February 28, 1997, to $11.75 on February 28, 1998. In addition to distributing 61.2 cents ($0.612) per share in dividend income, the fund made long-term capital gain distributions totaling 13.23 cents ($0.1323) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.9 cents ($0.049), which includes a dividend adjustment, and the maximum offering price of $12.27 on February 28, 1998, your fund's distribution rate was 4.79%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Massachusetts state personal income tax bracket would need to earn 9.01% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 25 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Massachusetts municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Massachusetts Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Massachusetts Insured Tax-Free Income Fund - Class I

Periods ended 2/28/98

                                                                 Since
                                                               Inception
                                     1-YEAR   5-YEAR   10-YEAR  (4/3/85)
----------------------------------------------------------------------
Cumulative Total Return1              8.50%   34.22%  105.90%   163.47%
Average Annual Total Return2          3.91%    5.15%    7.02%     7.44%

Distribution Rate3                    4.79%
Taxable Equivalent Distribution Rate4 9.01%
30-Day Standardized Yield5            4.04%
Taxable Equivalent Yield4             7.60%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.9 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.27 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Massachusetts state personal income tax bracket of 46.8%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Franklin Massachusetts Insured Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 4.33 cents ($0.0433) per share in June 1997 and 8.9 cents ($0.089) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852
(b)(3) of the Internal Revenue Code.

CLASS II

GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Massachusetts Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 21 cents, from $11.59 on February 28, 1997, to $11.80 on February 28, 1998. In addition to distributing 54.58 cents ($0.5458) per share in dividend income, the fund made long-term capital gain distributions totaling 13.23 cents ($0.1323) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.34 cents ($0.0434), which includes a dividend adjustment, and the maximum offering price of $11.92 on February 28, 1998, your fund's distribution rate was 4.37%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Massachusetts Insured state personal income tax bracket, would need to earn 8.22% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 27 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Massachusetts municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Massachusetts Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Massachusetts Insured Tax-Free Income Fund - Class II

Periods ended 2/28/98

                                                               Since
                                                             Inception
                                                     1-YEAR   (5/1/95)
------------------------------------------------------------------------
Cumulative Total Return1                              7.86%    20.55%
Average Annual Total Return2                          5.76%     6.46%

Distribution Rate3                    4.37%
Taxable Equivalent Distribution Rate4 8.22%
30-Day Standardized Yield5            3.63%
Taxable Equivalent Yield4             6.83%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.34 cent per share monthly dividend which includes a dividend adjustment, and the offering price of $11.92 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Massachusetts state personal income tax bracket of 46.8%, based on the federal income tax rate of 39.6%. 5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Franklin Massachusetts Insured Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 4.33 cents ($0.0433) per share in June 1997 and 8.9 cents ($0.089) per share December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852
(b)(3) of the Internal Revenue Code.

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND


YOUR FUND'S OBJECTIVE: FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MICHIGAN STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF INSURED MICHIGAN MUNICIPAL BONDS.#1

STATE UPDATE

During the reporting period, Michigan continued to display strong economic performance. The state's unemployment rate, when measured in August 1997, was 3.4%, well below the 4.8% national rate.

The favorable employment picture reflects Michigan's full participation in a vital national economy. The state's record of higher than average employment now stretches to 2.5 years.2

Strong export activity and increased service sector employment have contributed to Michigan's robust economy. On the state government level, restrained spending and historically high reserve levels, including $1.2 billion in the state's "rainy day fund," permit the state to project a narrow budget balance for fiscal year 1998.3

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus.
No representation is made to any insurer's ability to meet its commitments. A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.
2. Source: Moody's Investors Service, 10/20/97.
3. Ibid.

PORTFOLIO NOTES

During the reporting period, interest rates generally declined, with the 30-year Treasury bond yield moving from 6.80% on February 28, 1997, to 5.92% on February 28, 1998. In light of recent levels of inflation and the potential effects of the Asian economic crisis on the U.S. economy, the Federal Reserve appears comfortable with the level of short-term interest rates.

As interest rates declined, we saw bonds become prerefunded. When this occurs, the outstanding bond will be called on its first call date. Additionally, most prerefunded bonds are backed by U.S. Treasuries, which can increase their prices substantially, depending on their call dates. The fund focused on selling prerefunded securities and reinvesting in bonds with longer call protection, seeking to extend the fund's income-earning potential. Within the relatively low interest rate environment of the past few years, the fund has been unable to book enough capital losses to offset the gains realized from the sale of prerefunded bonds. Thus, the fund distributed a capital gain of 12.94 cents ($0.1294) per share during the reporting period.

The lower interest rate environment should continue to exert pressure on the fund's overall income earnings, as yields also trend downward. Please keep in mind that the fund can only distribute what it earns, so it is possible that the fund's dividend distributions may be decreased in the future. This, of course, depends on whether the current interest rate environment prevails. Regardless of the direction of interest rates, we will continue our consistent, conservative approach of investing for tax-free income and stability of share value.

Looking ahead, Franklin Michigan Insured Tax-Free Income Fund should continue to offer good value, as bond issuers face a very competitive business environment that has driven down the cost of insurance. With lower interest rates, some investors elected to seek out higher-yielding securities, which forced a narrowing of the yield spread between insured and lower-quality bonds. Thus, Michigan insured municipal bonds remain relatively attractive.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

CLASS I

Franklin Michigan Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 20 cents, from $12.00 on February 28, 1997, to $12.20 on February 28, 1998. In addition to distributing 64.5 cents ($0.645) per share in dividend income, the fund made long-term capital gain distributions totaling 12.94 cents ($0.1294) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.1 cents ($0.051), which includes a dividend adjustment, and the maximum offering price of $12.74 on February 28, 1998, your fund's distribution rate was 4.80%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Michigan state personal income tax bracket would have to earn 8.31% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 31 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Michigan municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Michigan Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Michigan Insured Tax-Free Income Fund - Class I

Periods ended 2/28/98

                                                                    Since
                                                                   Inception
                                        1-YEAR   5-YEAR   10-YEAR  (4/3/85)
-----------------------------------------------------------------------------
Cumulative Total Return1                 8.37%   34.12%  109.08%   174.77%
Average Annual Total Return2             3.79%    5.13%    7.19%     7.79%

Distribution Rate3                    4.80%
Taxable Equivalent Distribution Rate4 8.31%
30-Day Standardized Yield5            4.04%
Taxable Equivalent Yield4             7.00%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.74 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Michigan state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Franklin Michigan Insured Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 4.97 cents ($0.0497) per share in June 1997 and 7.97 cents ($0.0797) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 28 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Franklin Michigan Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 20 cents, from $12.07 on February 28, 1997, to $12.27 on February 28, 1998. In addition to distributing 57.39 cents ($0.5739) per share in dividend income, the fund made long-term capital gain distributions totaling 12.94 cents ($0.1294) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.49 cents ($0.0449), which includes a dividend adjustment, and the maximum offering price of $12.39 on February 28, 1998, your fund's distribution rate was 4.35%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Michigan state personal income tax bracket, would have to earn 7.53% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 33 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Michigan municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Michigan Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 29 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Michigan Insured Tax-Free Income Fund - Class II

Periods ended 2/28/98

                                                              Since
                                                             Inception
                                                   1-YEAR   (5/1/95)
---------------------------------------------------------------------------
Cumulative Total Return1                            7.70%    20.88%
Average Annual Total Return2                        5.65%     6.55%

Distribution Rate3                    4.35%
Taxable Equivalent Distribution Rate4 7.53%
30-Day Standardized Yield5            3.61%
Taxable Equivalent Yield4             6.25%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.49 cent per share monthly dividend, which includes a dividend adjustment, and the offering price of $12.39 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Michigan state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Franklin Michigan Insured Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 4.97 cents ($0.0497) per share in June 1997 and 7.97 cents ($0.0797) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

FRANKLIN MINNESOTA INSURED
TAX-FREE INCOME FUND

GRAPHIC MATERIAL 30 OMITTED - SEE APPENDIX AT END OF DOCUMENT

YOUR FUND'S OBJECTIVE: FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MINNESOTA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF INSURED MINNESOTA MUNICIPAL BONDS.1

STATE UPDATE

The economic stars remain in alignment for the state of Minnesota and its inhabitants. Not only is the state's traditional manufacturing sector showing sustained growth, but Minnesota also benefited from expansion in computers, business services and the financial sector. The result: steady employment growth and a per capita income level that approaches 106% of the national average.2

Minnesota's vibrant economy was recognized in 1997 by Standard & Poor's, a national credit rating agency, which upgraded its rating on the state's general obligation debt from AA+ to AAA, its highest rating.3

During 1997, Minnesota reported increased income tax revenues, which allowed the state to continue to build its financial position while maintaining reserve funds for future needs. From our point of view, the state's present financial position is solid and its future outlook, positive.

PORTFOLIO NOTES

As a result of the lower interest rate environment, many bonds, including several owned by the fund, were prerefunded during the one-year reporting period. When a bond is prerefunded it will be replaced at its first call date by another bond issued by its municipality that will pay a lower yield. This refinancing method allows a municipal government to lower its borrowing cost, and it also increases the value of the pre refunded bond, as its debt will almost certainly be paid off early. As the date approaches when the prerefunded bond's debt will be retired, however, the premium people are willing to pay for it decreases to its call price. Consequently, we sought to sell our prerefunded bonds when they had typically five years remaining before their first call date, and the percentage of prerefunded bonds owned by the fund decreased from 23.9% of total long-term investments on February 28, 1997, to 15.5% on February 28, 1998.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made to any insurer's ability to meet its commitments.
A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.
2. Source: Standard & Poor's CreditWeek Municipal, 7/28/97.
3. This does not indicate Standard & Poor's rating of the fund.

Using the proceeds from the securities we sold, we purchased insured, current coupon bonds with relatively long call protection. However, because interest rates fell during the period and the new bonds bought by the fund offered a lower interest rate than the prerefunded issues sold, the fund may be forced to reduce its dividend in the future. Also, as a result of the continuing low interest rate environment, the fund has not been able to record enough capital losses to offset the gains made when we sold many of our prerefunded securities. Thus, the fund made a capital gain distribution of 9.66 cents ($0.0966) per share during the one-year period.

"USING THE PROCEEDS FROM THE SECURITIES WE SOLD, WE PURCHASED INSURED, CURRENT COUPON BONDS WITH RELATIVELY LONG CALL PROTECTION."

Q. WHY DID WE PURCHASE BONDS WITH LONG CALL PROTECTION?

A. When a municipal bond is "called" the government that issued it pays off the debt the bond represents and the security stops generating income. Call protection refers to the period of time after the bond is issued during which that security cannot be retired or paid off by its issuer. Because we purchase bonds in order to generate income for our shareholders, it is in our interest to obtain securities with generally long call protection. In this way, we can be assured of a protected income stream that is longer than other bonds, which possess shorter call protection. Purchasing bonds with long call protections helps us to maintain a relatively steady dividend for our shareholders, even when interest rates are changing.

Going into the future, we will continue to manage Franklin Minnesota Insured Tax-Free Income Fund with the intention of protecting its share value and maintaining its competitive yield. We believe our conservative investment approach, shunning risky derivative investments, and purchases of current coupon bonds with long call protections, will benefit our shareholders. We remain optimistic regarding insured municipal securities, as the relatively large number of these high-rated bonds available in the market continues to keep their prices down and yields comparatively high, making them excellent investments, in our opinion.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

GRAPHIC MATERIAL 31 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 32 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS I

Franklin Minnesota Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 15 cents, from $12.01 on February 28, 1997, to $12.16 on February 28, 1998. In addition to distributing 64.20 cents ($0.6420) per share in dividend income, the fund made a long-term capital gain distribution of 9.66 cents ($0.0966) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.2 cents ($0.052), which includes a dividend adjustment, and the maximum offering price of $12.70 on February 28, 1998, your fund's distribution rate was 4.91%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Minnesota state personal income tax bracket would need to earn 8.88% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 37 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Minnesota municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Minnesota Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 33 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Minnesota Insured Tax-Free Income Fund - Class I

Periods ended 2/28/98



                                                                     Since
                                                                    Inception
                                         1-YEAR   5-YEAR   10-YEAR  (4/3/85)
-------------------------------------------------------------------------------
Cumulative Total Return1                 7.60%   31.10%  101.57%   173.06%
Average Annual Total Return2             3.05%    4.65%   6.80%      7.73%

Distribution Rate3                    4.91%
Taxable Equivalent Distribution Rate4 8.88%
30-Day Standardized Yield5            4.04%
Taxable Equivalent Yield4             7.31%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.70 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Minnesota state personal income tax bracket of 44.7%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Franklin Minnesota Insured Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 9.66 cents ($0.0966) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 34 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 35 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Franklin Minnesota Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 16 cents, from $12.05 on February 28, 1997, to $12.21 on February 28, 1998. In addition to distributing 56.88 cents ($0.5688) per share in dividend income, the fund made a long-term capital gain distribution of 9.66 cents ($0.0966) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.61 cents ($0.0461), which includes a dividend adjustment, and the maximum offering price of $12.33 on February 28, 1998, your fund's distribution rate was 4.49%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Minnesota state personal income tax bracket, would need to earn 8.12% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 39 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Minnesota municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Minnesota Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 36 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Minnesota Insured Tax-Free Income Fund - Class II

Periods ended 2/28/98

                                                               Since
                                                             Inception
                                                    1-YEAR   (5/1/95)
-----------------------------------------------------------------------------
Cumulative Total Return1                             7.04%    18.58%
Average Annual Total Return2                         4.99%     5.83%

Distribution Rate3                    4.49%
Taxable Equivalent Distribution Rate4 8.12%
30-Day Standardized Yield5            3.61%
Taxable Equivalent Yield4             6.53%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investments.
3. Distribution rate is based on an annualization of the current 4.61 cent per share monthly dividend, which includes a dividend adjustment, and the offering price of $12.33 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Minnesota state personal income tax bracket of 44.7%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Franklin Minnesota Insured Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 9.66 cents ($0.0966) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.


FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND

GRAPHIC MATERIAL 37 OMITTED - SEE APPENDIX AT END OF DOCUMENT

YOUR FUND'S OBJECTIVE: FRANKLIN OHIO INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND OHIO STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF INSURED OHIO MUNICIPAL BONDS.1

STATE UPDATE

During the reporting period, the Ohio economy demonstrated both strength and breadth. When combined with its 5% reserve, low debt position, and responsible financial approach, this economic vitality supports a AA+ rating for its general obligation debt from Standard & Poor's, a national credit rating agency.2

Ohio remains a major force in the country's manufacturing sector. The state's dependence on this volatile sector can be a powerful asset in the strong economic climate we have experienced in recent years. Recognizing that manufacturing can also be vulnerable during a downturn, Ohio has encouraged both exports and diversification. Growth of high-tech industries in northern Ohio and job gains in the business services and distribution sectors should help broaden the state's economic base and help insulate it from economic volatility in the future.3

1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made to any insurer's ability to meet its commitments.
A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.
2. This does not indicate Standard & Poor's rating of the fund.
3. Source: Moody's Investor Services, 1/06/98.

PORTFOLIO NOTES

"LOOKING AHEAD, FRANKLIN OHIO INSURED TAX-FREE INCOME FUND SHOULD OFFER GOOD VALUE, AS BOND ISSUERS FACE A VERY COMPETITIVE BUSINESS ENVIRONMENT THAT HAS DRIVEN DOWN THE COST OF INSURANCE."

Interest rates generally declined during the reporting period, with the 30-year Treasury bond yield moving from 6.80% on February 28, 1997, to 5.92% on February 28, 1998. As interest rates declined, many bonds in the portfolio became prerefunded. When this occurs, the outstanding bond will be called on its first call date. Additionally, most prerefunded bonds are backed by U.S. Treasuries, which can increase their prices substantially, depending on their call dates. The fund focused on selling prerefunded securities to reinvest in bonds with longer call protection. In this way, we tried to extend the fund's income-earning potential. Within the relatively low interest rate environment of the past few years, the fund has been unable to book enough capital losses to offset the gains realized from the sale of prerefunded bonds. Thus, the fund distributed a capital gain of 6.77 cents ($0.0677) per share during the reporting period.

The lower interest-rate environment should continue to keep yields down near recent levels, exerting pressure on the overall income earnings of the fund. Please keep in mind that the fund can only distribute what it earns, so it is possible that the fund's dividend distributions may be decreased in the future. This, of course, depends on whether the recent interest-rate environment prevails. Regardless of the direction of interest rates, we will continue to employ a consistent, fiscally responsible approach to investing for tax-free income and stability of share value.

Looking ahead, Franklin Ohio Insured Tax-Free Income Fund should offer good value, as bond issuers face a very competitive business environment that has driven down the cost of insurance. With lower interest rates, some investors elected to seek out higher-yielding securities, which forced a narrowing of the yield spread between insured and lower-quality bonds. This kept Ohio insured municipal bonds relatively attractive.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 38 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 39 OMITTED - SEE APPENDIX AT END OF DOCUMENT


PERFORMANCE SUMMARY

CLASS I

Franklin Ohio Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 26 cents, from $12.19 on February 28, 1997, to $12.45 on February 28, 1998. In addition to distributing 64.80 cents ($0.6480) per share in dividend income, the fund made a long-term capital gain distribution of
6.77 cents ($0.0677) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.3 cents ($0.053) and the maximum offering price of $13.00 on February 28, 1998, your fund's distribution rate was 4.89%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Ohio state personal income tax bracket would need to earn 8.72% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 43 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Ohio municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Ohio Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 40 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Ohio Insured Tax-Free Income Fund - Class I
Periods ended 2/28/98

                                                                    Since
                                                                   Inception
                                       1-YEAR   5-YEAR   10-YEAR   (4/3/85)
-------------------------------------------------------------------------------
Cumulative Total Return1                8.22%   33.96%  110.13%   175.93%
Average Annual total Return2            3.63%    5.10%    7.24%     7.82%

Distribution Rate3                    4.89%
Taxable Equivalent Distribution Rate4 8.72%
30-Day Standardized Yield5            4.06%
Taxable Equivalent Yield4             7.24%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.3 cent per share monthly dividend, and the maximum offering price of $13.00 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Ohio state personal income tax bracket of 43.9%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Franklin Ohio Insured Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 6.77 cents ($0.0677) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 41 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 42 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Franklin Ohio Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 27 cents, from $12.24 on February 28, 1997, to $12.51 on February 28, 1998. In addition to distributing 57.89 cents ($0.5789) per share in dividend income, the fund made a long-term capital gain distribution of 6.77 cents ($0.0677) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.70 cents ($0.0470) and the maximum offering price of $12.64 on February 28, 1998, your fund's distribution rate was 4.46%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Ohio state personal income tax bracket, would need to earn 7.96% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 45 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of insured Ohio municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Ohio Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 43 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Ohio Insured Tax-Free Income Fund - Class II
Periods ended 2/28/98

                                                             Since
                                                          Inception
                                                  1-YEAR   (5/1/95)
--------------------------------------------------------------------
Cumulative Total Return1                          7.66%     21.07%
Average Annual total Return2                      5.63%      6.61%

Distribution Rate3                    4.46%
Taxable Equivalent Distribution Rate4 7.96%
30-Day Standardized Yield5            3.63%
Taxable Equivalent Yield4             6.48%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.70 cent per share monthly dividend, and the offering price of $12.64 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Ohio state personal income tax bracket of 43.9%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Franklin Ohio Insured Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 6.77 cents ($0.0677) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

GLOSSARY OF INVESTMENT TERMS

AVERAGE ANNUAL TOTAL RETURN: The average annual change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report include sales charges.

DISCOUNT: Amount by which a bond sells below its face (par) value. For instance, a bond with a $1,000 face value that sells for $900 would have a $100 discount.

CALL PROTECTION: The length of time during which a bond cannot be redeemed by its issuer.

COUPON: A bond's interest rate that the issuer promises to pay to the holder until the bond matures.

CUMULATIVE TOTAL RETURN: Measures the change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report exclude sales charges.

CURRENT COUPON BOND: A bond with a coupon rate that is within half a percentage point of current market interest rates. See also Full Coupon Bond.

FULL COUPON BOND: A bond with a coupon rate that is near or above current market interest rates. See also Current Coupon Bond.

HIGH GRADE BOND/HIGH-QUALITY BOND: A bond rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's Investors Service -- two national credit-rating agencies.

INVESTMENT GRADE BOND: A bond with a rating of AAA to BBB, usually within the top four rating categories assigned to bonds.

PREMIUM: Amount by which a bond sells above its face (par) value. For instance, a bond with a $1,000 face value that sells for a $1,100 would have a $100 premium.

PREREFUNDED BOND: A bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate. The proceeds generally are invested in U.S. Treasuries set to mature at the original bond's first call date. When a bond is prerefunded, its premium rises, and then falls to par value as the refunding date approaches.

PAR VALUE: The face value or amount at which a security will be redeemed at maturity -- typically $1,000 for a bond.

YIELD SPREAD: The relative yield differential between lower- and higher-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for added credit risk.

MUNICIPAL BOND RATING



MOODY'S

AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Arizona Insured Tax-Free Income Fund
                                                                                      Year Ended February 28,
                                                                           -------------------------------------------------
Class I                                                                     1998     1997      1996      1995    19941
-----------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................       $10.36    $10.36     $9.80    $10.28   $10.00
                                                                           ------------------------------------------------
Income from investment operations:
 Net investment income ............................................          .54       .55       .55       .55      .34
 Net realized and unrealized gains (losses) .......................          .42        --       .57      (.48)     .27
                                                                           ------------------------------------------------
Total from investment operations ..................................          .96       .55      1.12       .07      .61
                                                                           ------------------------------------------------
Less distributions from:
 Net investment income ............................................         (.55)     (.55)     (.56)     (.55)    (.33)
                                                                           ------------------------------------------------
Net asset value, end of year ......................................       $10.77    $10.36    $10.36     $9.80   $10.28
                                                                           ================================================

Total return* .....................................................         9.53%     5.55%    11.64%      .94%    6.04%

Ratios/supplemental data
Net assets, end of year (000's) ...................................      $58,059   $39,693   $38,199   $20,794 $12,895
Ratios to average net assets:
 Expenses .........................................................          .30%      .25%      .16%      .10%     .03%**
 Expenses excluding waiver and payments by affiliate ..............          .82%      .86%      .86%      .96%     .83%**
 Net investment income ............................................         5.11%     5.45%     5.51%     5.80%    4.85%**
Portfolio turnover rate ...........................................        17.44%    18.27%     4.12%    44.61%   62.88%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized 1For the period April 30, 1993 (effective date) to February 28,
1994.


FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998



                                                                                                      PRINCIPAL
 Franklin Arizona Insured Tax-Free Income Fund                                                          AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------
 Long Term Investments 101.8%

 Arizona State Management Authority, Financial Assistance Revenue, AMBAC Insured,5.75%, 7/01/15.....$   750,000  $  796,620
 Arizona State Power Authority, Power Resources Revenue, Refunding, Hoover Uprating Project,
 MBIA Insured, 5.375%, 10/01/13 ....................................................................    900,000     925,596
 Arizona State University Revenue, Refunding, Series A, MBIA Insured, 5.50%, 7/01/19 ...............  1,000,000   1,021,640
 Casa Grande Excise Tax Revenue, FGIC Insured, 6.00%, 4/01/10 ......................................    400,000     431,344
 Douglas Municipal Property Corp., Municipal Facilities Excise Tax Revenue, MBIA Insured,
  5.75%, 7/01/15....................................................................................    525,000     556,269
 Gilbert GO, Projects of 1988, Series C, MBIA Insured, 5.50%, 7/01/23 ..............................  1,000,000   1,036,270
 La Paz County School District No. 4, Quartzsite Elementary School Improvement, MBIA Insured,
  5.70%, 7/01/16....................................................................................    480,000     499,306
 Marana Municipal Property Corp., Municipal Facilities Revenue, Refunding, MBIA Insured,
  5.25%, 7/01/22....................................................................................  1,100,000   1,114,872
 Maricopa County, IDA, MFHR, National Health Facilities II Project, Series A, FSA Insured,
  5.10%, 1/01/33....................................................................................  2,500,000   2,475,675
 Maricopa County, IDA, Water System Revenue, AMBAC Insured,
    Series A, 5.40%, 12/01/22 ......................................................................  1,000,000   1,015,560
    Series B, 5.30%, 12/01/22 ......................................................................    515,000     520,794
 Maricopa County School District No. 3, Tempe Elementary, Refunding, AMBAC Insured, 6.00%, 7/01/13 .    700,000     771,015
 Maricopa County School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 .    500,000     544,530
 Maricopa County School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 ..    700,000     771,974
 Maricopa County School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14 .    500,000     538,850
 Maricopa County School District No. 31, Series A, AMBAC Insured, 6.20%, 7/01/13 ...................    570,000     624,771
 Maricopa County School District No. 66, Roosevelt Elementary, Projects of 1996, Series B,
    FGIC Insured, 5.30%, 7/01/13 ...................................................................  1,540,000   1,599,459
 Maricopa County School District No. 68, Alhambra Elementary, Refunding and Improvement, AMBAC Insured,
    5.125%, 7/01/13 ................................................................................    500,000     510,320
 Maricopa County School District No. 98, Fountain Hills,
 AMBAC Insured, 5.75%, 7/01/12 .....................................................................    500,000     538,315
 Series A, MBIA Insured, Pre-Refunded, 6.20%, 7/01/10 ..............................................    235,000     264,051
 Maricopa County USD No. 9, Wickenburg Projects of 1997, AMBAC Insured,
 5.55%, 7/01/14 ....................................................................................  1,000,000   1,054,230
 5.65%, 7/01/16 ....................................................................................  1,055,000   1,111,959
 Maricopa County USD No. 41, Gilbert Projects of 1993, Series E, FSA Insured, 5.00%, 7/01/17 .......  1,500,000   1,488,870
 Maricopa County USD No. 80, Chandler, Refunding, FGIC Insured, 5.85%, 7/01/13 .....................    700,000     749,959
 Maricopa County USD No. 95, Queens Creek, Series A, AMBAC Insured, 5.70%, 7/01/14 .................    400,000     428,132
bMesa GO, FGIC Insured, 5.00%, 7/01/18 .............................................................  1,750,000   1,719,183
 Mesa Street and Highway Revenue, FGIC Insured, 5.00%, 7/01/17 .....................................  1,000,000     993,800
 Mesa Utility System Revenue, FGIC Insured, 5.375%, 7/01/17.........................................    500,000     516,460
 Mohave County, Hospital District No. 1, Kingman Regional Medical Center Project,
 FGIC Insured, 6.50%, 6/01/15 ......................................................................    610,000     661,380
    Navajo County PCR, Arizona Public Service Co., Series A,
    AMBAC Insured, 5.50%, 8/15/28 ..................................................................  2,400,000   2,451,336
    MBIA Insured, 5.875%, 8/15/28 ..................................................................  2,450,000   2,574,068
    Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured, 5.55%, 7/01/17   700,000     737,800
    Phoenix Civic Improvement Corp., Municipal Facilities Excise Tax Revenue, MBIA Insured, Pre-Refunded,
     6.90%, 7/01/21 ................................................................................  1,000,000   1,166,950
 Phoenix Civic Improvement Corp., Water Systems Revenue, Junior Lien,
    AMBAC Insured, 5.50%, 7/01/21 ..................................................................    500,000     511,345
    FGIC Insured, 5.50%, 7/01/24 ...................................................................  1,000,000   1,022,690
    MBIA Insured, 5.375%, 7/01/22 ..................................................................  1,000,000   1,019,380
    Pima County IDA, SFMR, GNMA Secured, 6.625%, 11/01/14 ..........................................    570,000     610,538
    Pinal County USD No. 43, Apache Junction, Series C, FGIC Insured, 5.00%, 7/01/15 ...............  1,000,000     996,480
    Prescott Municipal Property Corp., Municipal Facility Revenue, FGIC Insured, 5.125%, 1/01/18 ...  1,000,000   1,010,090
    Puerto Rico Commonwealth GO,
    AMBAC Insured, 5.40%, 7/01/25 ..................................................................    500,000     512,690
    MBIA Insured, 6.45%, 7/01/17 ...................................................................    845,000     966,934
    Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
     AMBAC Insured, 5.00%, 7/01/28 .................................................................  1,200,000   1,174,236
 Puerto Rico Electric Power Authority Revenue,
    Series AA, MBIA Insured, 5.375%, 7/01/27 .......................................................    500,000     507,805
    Series R, FSA Insured, 6.25%, 7/01/17 ..........................................................    800,000     860,376
    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities,
 Financing Authority Hospital Revenue,
     Hospital Auxilio Mutuo Obligation Group, Series A, MBIA Insured, 6.25%, 7/01/24 ...............    840,000     923,807
    Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
 Refunding, Series D, FGIC Insured,
    5.50%, 1/01/25 .................................................................................  1,000,000   1,014,700
    6.25%, 1/01/27 .................................................................................  1,205,000   1,293,724
    Pre-refunded, 6.25%, 1/01/27 ...................................................................    295,000     322,273
    Santa Cruz County USD No. 1, Nogales, Series B, AMBAC Insured, Pre-Refunded, 6.10%, 7/01/14 ....    250,000     277,590
    Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured,
    6.15%, 1/01/15 .................................................................................  $ 360,000   $ 391,230
    5.00%, 1/01/18 .................................................................................  1,250,000   1,229,838
 Tucson GO,
    Series A, MBIA Insured, 5.375%, 7/01/19 ........................................................    500,000     512,300
    Series G, 1984, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18 .....................................    650,000     730,217
    Tucson Local Development Business, Development Financial Corp., Lease Revenue,
 Refunding, FGIC Insured, 4.75%, 7/01/11 ...........................................................  1,000,000     998,950
    University of Arizona COP, Administrative and Packaging Facility, MBIA Insured, 6.00%,
    7/15/16 ........................................................................................    500,000     541,650
    7/15/23 ........................................................................................  1,625,000   1,740,570
    University of Arizona COP, Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13 .......  1,000,000   1,068,340
    Yavapai County, Elementary School District No. 6, Cottonwood-Oak Creek, Projects of 1993,
      AMBAC Insured, Series B, 6.70%, 7/01/09 ......................................................    250,000     283,918
    Yavapai County, Elementary School District No. 28, Refunding, Camp Verde, FGIC Insured,
     6.00%, 7/01/09.................................................................................    775,000     856,344
    Yavapai County USD No. 22, Humboldt, FGIC Insured,
    Series A, 5.95%, 7/01/14 .......................................................................    300,000     322,422
    Series C, 5.40%, 7/01/14 .......................................................................    575,000     600,225
    Yuma County Elementary School District No. 1, MBIA Insured,
    Series A, 5.75%, 7/01/14 .......................................................................    500,000     534,190
    Series B, 5.50%, 7/01/14 .......................................................................  1,000,000   1,055,380
    Yuma County Jail District Revenue, AMBAC Insured, 5.25%, 7/01/12 ...............................  1,000,000   1,032,590
    Yuma Industrial Authority MFR, Refunding, Regency Apartments, GNMA Insured, 5.50%, 12/20/32 ....    920,000     928,416
    Yuma IDA Hospital Revenue, Refunding, MBIA Insured, 5.50%, 8/01/17 .............................  1,000,000   1,042,130
                                                                                                                  ---------
    Total Long Term Investments (Cost $55,964,671) 101.8% ..........................................             59,104,726
    Other Assets, less Liabilities (1.8%) ..........................................................             (1,045,993)
                                                                                                                  ---------
    Net Assets 100.0% ..............................................................................            $58,058,733
                                                                                                                  =========

 See glossary of terms on page 97.

bSufficient   collateral  has  been  segregated  for  securities   traded  on  a
when-issued or delayed delivery basis.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Florida Insured Tax-Free Income Fund
                                                                                      Year Ended February 28,
                                                                           ------------------------------------------------------
Class I                                                                     1998         1997         1996        1995      19941
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.................................          $ 9.99     $10.02       $9.53      $10.07    $10.00
                                                                           -------------------------------------------------------
Income from investment operations:
 Net investment income.............................................             .53        .53         .53         .52       .34
 Net realized and unrealized gains (losses)........................             .44       (.03)        .49        (.53)      .06
                                                                           -------------------------------------------------------
Total from investment operations...................................             .97        .50        1.02        (.01)      .40
                                                                           -------------------------------------------------------
Less distributions from:
 Net investment income.............................................            (.53)      (.53)       (.53)       (.53)     (.33)
                                                                           -------------------------------------------------------
Net asset value, end of year.......................................          $10.43      $9.99      $10.02       $9.53    $10.07
                                                                           =======================================================

Total return*......................................................            9.94%      5.17%      10.95%        .21%     3.97%

Ratios/supplemental data
Net assets, end of year (000's)....................................        $101,506    $77,177     $69,583     $46,847   $32,150
Ratios to average net assets:
 Expenses..........................................................             .35%       .35%        .35%        .35%       --
 Expenses excluding waiver and payments by affiliate...............             .80%       .80%        .82%        .88%      .83%**
 Net investment income.............................................            5.16%      5.36%       5.37%       5.61%     4.97%**
Portfolio turnover rate............................................            8.08%     32.23%      24.36%      43.71%    28.72%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
1For the period April 30, 1993 (effective date) to February 28, 1994.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998

                                                                                                    PRINCIPAL
 Franklin Florida Insured Tax-Free Income Fund                                                       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 Long Term Investments 95.4%

Bay Medical Center Hospital Revenue, Bay Medical Center Project, AMBAC Insured,
 5.00%, 10/01/27 ................................................................................... $2,025,000 $ 1,943,433
 Broward County HFA, FSA Insured,
 5.60%, 11/01/17 ...................................................................................    630,000     638,524
 5.65%, 11/01/22 ...................................................................................    885,000     896,948
 5.70%, 11/01/29 ...................................................................................  1,345,000   1,363,104
 Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21 ..............  1,000,000   1,047,888
 Celebration Community Development District, Special Assessment, Series A,
  MBIA Insured, 5.50%, 5/01/18......................................................................    535,000     552,537
 Citrus County PCR, Refunding, Florida Power Co., MBIA Insured, 6.625%, 1/01/27 ....................  2,435,000   2,672,997
 Cocoa Beach Improvement Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/20 ........................  1,000,000   1,013,650
 Cocoa Water and Sewer Improvement Revenue, FGIC Insured, 5.875%, 10/01/22 .........................  1,000,000   1,077,100
 Dade County HFA, MF, 5.75%, 9/01/29 ...............................................................  1,890,000   1,927,271
 Escambia County Utilities Authority, Utility System Revenue, FGIC Insured, 5.625%, 1/01/27 ........  1,500,000   1,558,515
 Florida State HFA, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 .............  1,600,000   1,727,216
 Gainesville Public Improvements, Guaranteed, Refunding, AMBAC Insured, 5.50%, 8/01/17 .............  1,000,000   1,040,890
 Gulf Breeze Revenue, Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13 .................  1,915,000   2,101,061
 Hernando County Water and Sewer Revenue, Refunding and Improvement, FGIC Insured, 6.00%, 6/01/19 ..  2,000,000   2,130,800
 Hillsborough County IDA, MBIA Insured,
 PCR, Refunding, Tampa Electric Co. Project, 6.25%, 12/01/34 .......................................  1,500,000   1,666,785
 Revenue, University Community Hospital, 5.80%, 8/15/24 ............................................  2,000,000   2,106,260
 Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 .........................  1,250,000   1,297,425
 Indian Trail Water Control District Improvement Bonds, MBIA Insured,
 5.75%, 8/01/16 ....................................................................................  1,090,000   1,168,458
 5.60%, 8/01/17 ....................................................................................  1,000,000   1,047,350
 5.50%, 8/01/22 ....................................................................................    500,000     518,015
 Jacksonville Sales Tax Revenue, River City Renaissance Project, FGIC Insured, 5.375%, 10/01/18 ....  1,000,000   1,020,250
 Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 8/01/25 .........  1,000,000   1,112,350
 Lake Clarke Shores, Utility Systems Revenue, Refunding and Improvement,
  FGIC Insured, 5.80%, 10/01/18.....................................................................  1,415,000   1,504,244
 Lake Mary Public Improvement Revenue, FGIC Insured, 5.25%, 9/01/15 ................................  1,000,000   1,024,780
 Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding,
  MBIA Insured, 5.25%, 11/15/16 ....................................................................  2,000,000   2,030,920
 Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%, 10/01/17.    500,000     543,745
 Lee County Capital and Transportation Facilities Revenue, Refunding,
 Series A, MBIA Insured, 5.55%, 10/01/18 ...........................................................  3,000,000   3,106,680
 Lee County IDA, Utilities Revenue, Refunding, Bonita Springs Utilities Project, MBIA Insured, 6.05%,
 11/01/15 ..........................................................................................  2,000,000   2,179,620
 11/01/20 ..........................................................................................  1,500,000   1,623,645
 Lee County Solid Waste Systems Revenue, MBIA Insured, 5.375%, 10/01/15 ............................  2,000,000   2,057,960
 Lynn Haven Capital Improvement Revenue, Series A, MBIA Insured, 5.75%, 12/01/16 ...................  1,000,000   1,065,930
 Martin County Construction, Utilities System Revenue, Refunding and Improvement,
 FGIC Insured, 6.00%, 10/01/24 .....................................................................  1,000,000   1,085,120
 Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14 ......................  1,000,000   1,097,640
 Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, 6.75%, 10/01/25 ..................  2,000,000   2,269,720
 Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 .............................  5,220,000   5,472,074
 Okaloosa County Gas District Revenue, Gas System, MBIA Insured, 5.50%, 10/01/21 ...................  2,795,000   2,900,176
 Okeechobee Utility Systems Authority Revenue, Acquisition and Improvement, Refunding, MBIA Insured,
    5.60%, 10/01/25 ................................................................................  1,500,000   1,558,485
 Orange County Capital Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/22 ..............  1,300,000   1,400,412
 Orange County Health Facilities Authority Revenue,
 Refunding, Orlando Regional Healthcare, Series A, MBIA Insured, 6.00%, 11/01/24 ...................  2,400,000   2,576,016
 Sunbelt Adventist Health, Series B, FSA Insured, 6.75%, 11/15/21 ..................................  1,000,000   1,101,370
 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ..........................  1,000,000   1,087,370
 Orange County Sales Tax Revenue, FGIC Insured,
 6.125%, 1/01/19 ...................................................................................    500,000     522,275
 5.375%, 1/01/24 ...................................................................................  1,000,000   1,011,580
 Orange County School Board, COP, Series A, MBIA Insured, 5.375%, 8/01/22 ..........................    875,000     890,663
 Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured, 5.70%, 12/01/17 ..    630,000     644,465
 Osceola County School Board COP, Series A, AMBAC Insured, 6.00%, 6/01/19 ..........................  1,900,000   2,059,467
 Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17 ......  1,225,000   1,318,566
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 ...............  1,000,000   1,094,180
 Pinellas County Sewer Revenue, FGIC Insured, 6.00%, 10/01/24 ......................................  1,250,000   1,346,550
 Port Orange Water and Sewer Revenue, Refunding, Junior Lien, AMBAC Insured, 5.25%, 10/01/21 .......  1,500,000   1,504,575
 Port St. Lucie Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured,
  5.125%, 9/01/27................................................................................... $1,000,000 $   981,340
 Puerto Rico Commonwealth GO, FSA Insured, Pre-Refunded, 6.00%, 7/01/22 ............................  1,000,000   1,093,370
 Puerto Rico Public Buildings Authority Revenue, Government Facilities, Series A, AMBAC Insured,
  5.50%, 7/01/25 ...................................................................................  1,000,000   1,033,810
 Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 ...........................    520,000     554,648
 Seminole County School Board, COP, Series A, MBIA Insured, Pre-Refunded, 6.125%,
 7/01/14 ...........................................................................................  1,000,000   1,124,230
 7/01/19 ...........................................................................................  1,000,000   1,124,230
 St. Johns County IDA, Series A, MBIA Insured,
 5.25%, 3/01/11 ....................................................................................  1,250,000   1,273,100
 5.50%, 3/01/17 ....................................................................................  1,000,000   1,026,640
 St. Lucie County Water and Sewer Revenue, Refunding, AMBAC Insured, 5.50%, 10/01/17 ...............    500,000     520,745
 Stuart Utilities Revenue, FGIC Insured, Pre-Refunded,
 6.70%, 10/01/14 ...................................................................................    500,000     562,855
 6.80%, 10/01/24 ...................................................................................    500,000     565,320
 Sunrise Utilities System Revenue, Series A, AMBAC Insured, 5.75%, 10/01/26 ........................  1,000,000   1,054,130
 Tampa Occupational License Tax, Refunding, Series B, FGIC Insured, 5.50%, 10/01/27 ................  1,000,000   1,026,580
 Tampa Sports Authority Revenue, Tourist Development, FSA Insured, 5.25%, 1/01/27 ..................  2,000,000   2,006,400
 Titusville Florida Water and Sewer Revenue, Refunding, MBIA Insured, 6.20%, 10/01/14 ..............    490,000     543,062
 Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21 ..................  1,500,000   1,529,820
 Village Center Community Development District Recreational Revenue, Refunding, Series A,
 MBIA Insured, 5.00%, 11/01/21 .....................................................................  1,000,000     984,920
 West Melbourne Water and Sewer Revenue, Refunding and Improvement,
 FGIC Insured, 6.75%, 10/01/14 .....................................................................    500,000     571,415
 West Palm Beach Utility Systems Revenue, Series B, FGIC Insured, 5.40%, 10/01/23 ..................  1,500,000   1,517,895
                                                                                                                  ----------
 Total Long Term Investments (Cost $90,991,246).....................................................             96,801,565
                                                                                                                  ----------
aShort Term Investments 2.8%
 Dade County Health Facilities Authority Hospital Revenue, Miami Children's Hospital Project,
   VRDN and Put, 3.70%, 9/01/20.....................................................................    200,000     200,000
 Dade County IDR, Dolphins Stadium Project, Series A, Weekly VRDN and Put, 3.40%, 1/01/16 ..........  1,000,000   1,000,000
 Dade County Water and Sewer System Revenue, FGIC Insured, Weekly VRDN and Put, 3.35%, 10/05/22 ....  1,000,000   1,000,000
 Hillsborough County IDA, PCR, Daily VRDN and Put, 3.55%, 5/15/18 ..................................    500,000     500,000
 Pinellas County Health Facilities Authority Revenue, Refunding, Pooled Hospital Loan
 Program, Daily VRDN and Put,  3.70%, 12/01/15 .....................................................    200,000     200,000
                                                                                                                  ----------
 Total Short Term Investments (Cost $2,900,000) ....................................................              2,900,000
                                                                                                                  ----------
 Total Investments (Cost $93,891,246) 98.2% ........................................................             99,701,565
 Other Assets, less Liabilities 1.8% ...............................................................              1,804,017
                                                                                                                  ----------
 Net Assets 100.0% .................................................................................           $101,505,582
                                                                                                                  ==========

 See glossary of terms on page 97.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Insured Tax-Free Income Fund
                                                                                      Year Ended February 28,
                                                                           --------------------------------------------------------
Class I                                                                       1998        1997       19962      1995       1994
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.................................          $12.15     $12.27      $11.97    $12.45     $12.43
                                                                           --------------------------------------------------------
Income from investment operations:
 Net investment income.............................................             .66        .69         .71       .71        .73
 Net realized and unrealized gains (losses)........................             .29       (.11)        .30      (.48)       .02
                                                                           --------------------------------------------------------
Total from investment operations...................................             .95        .58        1.01       .23        .75
                                                                           --------------------------------------------------------
Less distributions from:
 Net investment income.............................................            (.66)      (.70)       (.71)     (.71)      (.73)
 In excess of net investment income................................            (.01)        --          --        --         --
 Net realized gains................................................            (.12)        --          --        --         --
                                                                           --------------------------------------------------------
Total distributions................................................            (.79)      (.70)       (.71)     (.71)      (.73)
                                                                           --------------------------------------------------------
Net asset value, end of year.......................................          $12.31     $12.15      $12.27    $11.97     $12.45
                                                                           ========================================================

Total return*......................................................            8.09%      4.88%       8.66%     2.03%      5.93%

Ratios/supplemental data
Net assets, end of year (000's)....................................          $1,685,260 $1,662,087 $1,705,038 $1,683,234 $1,802,548
Ratios to average net assets:
 Expenses..........................................................             .61%       .60%        .60%      .59%       .52%
 Net investment income.............................................            5.44%      5.68%       5.81%     6.00%      5.79%
Portfolio turnover rate............................................           27.77%     18.66%      13.52%    14.42%      6.85%

Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.................................          $12.21     $12.31      $11.98
                                                                           ---------------------------------
Income from investment operations:
 Net investment income.............................................             .60        .62         .54
 Net realized and unrealized gains (losses)........................             .29       (.09)        .32
                                                                           ---------------------------------
Total from investment operations...................................             .89        .53         .86
                                                                           ---------------------------------
Less distributions from:
 Net investment income.............................................            (.60)      (.63)       (.53)
 Net realized gains................................................            (.12)        --           -
                                                                           ---------------------------------
Total distributions................................................            (.72)      (.63)       (.53)
                                                                           ---------------------------------
Net asset value, end of year.......................................          $12.38     $12.21      $12.31
                                                                           =================================

Total return*......................................................            7.52%      4.42%       7.32%

Ratios/supplemental data
Net assets, end of year (000's)....................................      $38,057  $21,521    $8,152
Ratios to average net assets:
 Expenses..........................................................            1.18%    1.17%     1.18%**
 Net investment income.............................................            4.86%    5.10%     5.21%**
Portfolio turnover rate............................................           27.77%   18.66%    13.52%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998

                                                                                                      PRINCIPAL
 Franklin Insured Tax-Free Income Fund                                                                 AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
 Long Term Investments 98.7%

 Alabama 3.0%
 Alabama Agricultural and Mechanical University Revenues, MBIA Insured, 5.50%, 11/01/20 ............$ 1,000,000  $ 1,030,130
 Alabama HFA, SFMR Program, Series A-1, GNMA Secured, 7.80%, 10/01/20 ..............................  4,600,000    4,763,162
 Alabama State Board Educational Revenue, Southern Union State Junior College,
 MBIA Insured, 6.50%, 7/01/12 ......................................................................  1,000,000    1,098,370
 Alabama Water Pollution Control Authority, Revolving Fund Loan, AMBAC Insured,
 6.25%, 8/15/14 ....................................................................................    100,000      105,266
 Series A, 5.60%, 8/15/16 ..........................................................................  2,000,000    2,058,720
 Auburn Governmental Utility Services Corp., Waste Water Treatment Revenue,
Merscot-Auburn L.P. Project, FGIC Insured,
  7.30%, 1/01/12 ...................................................................................  1,480,000    1,580,818
 Birmingham Airport Authority, Airport Revenue, MBIA Insured, 5.625%, 7/01/26 ......................  2,000,000    2,080,040
 Birmingham Baptist Medical Center, Special Care Facilities Financing Authority
 Revenue, Refunding, Baptist Health Systems, Inc.,
  MBIA Insured, 5.875%, 11/15/19 ...................................................................  3,500,000    3,565,030
 Daphne Utilities Board, Water, Gas and Sewer Revenue, Series B, FGIC Insured,
 Capital Improvement Bonds, 7.35%, 6/01/20 .........................................................  2,000,000    2,145,120
 Refunding, 7.30%, 6/01/10 .........................................................................  4,030,000    4,374,001
 Fort Payne Waterworks, Board of Water Revenue, MBIA Insured, 5.45%, 7/01/21 .......................  3,550,000    3,634,100
 Huntsville Health Care Authority, Series A, MBIA Insured, 5.00%, 6/01/23 ..........................  2,000,000    1,941,220
 Huntsville Health Care Facilities Authority Revenue, Series A, MBIA Insured, 6.375%, 6/01/22 ......    300,000      325,959
 Jefferson County Sewer Revenue, Series D, 5.75%, 2/01/22 ..........................................  5,000,000    5,324,850
 Montgomery Medical Clinic Board, Health Care Facilities Revenue,
Jackson Hospital and Clinic, Refunding, AMBAC Insured,
  6.00%, 3/01/26 ...................................................................................  4,000,000    4,288,760
 Pelham GO Unlimited Warrants, AMBAC Insured, 5.50%,
 12/01/21...........................................................................................  1,565,000    1,614,830
 12/01/26...........................................................................................  2,000,000    2,055,360
 University of Alabama, University Hospital Revenues, Refunding, Huntsville, Series A,
  MBIA Insured, 5.50%, 5/01/18 .....................................................................  4,000,000    4,092,240
 West Jefferson IDB, PCR, Refunding, Alabama Power Co., Miller Plant Co., Series C,
 MBIA Insured, 6.05%, 5/01/23 ......................................................................  5,000,000    5,110,250
                                                                                                                  -----------
                                                                                                                  51,188,226
                                                                                                                  -----------
 Alaska 5.8%
 Alaska Energy Authority Power Revenue, Bradley Lake Hydro Project,
 MBIA Insured, 7.25%, 7/01/21 ......................................................................  5,795,000    6,291,400
 Series 1, BIG Insured, 7.25%, 7/01/09 .............................................................  5,000,000    5,306,150
 Series 1, BIG Insured, 7.25%, 7/01/16 .............................................................  4,765,000    5,048,470
 Series 1, BIG Insured, 6.25%, 7/01/21 .............................................................  3,205,000    3,264,517
 Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured,
 5.20%, 7/01/17 ....................................................................................  3,000,000    2,996,130
 5.375%, 7/01/20 ...................................................................................  5,000,000    5,044,950
 Alaska Energy Utilities Revenue, City and Boro of Sitka, FSA Insured, Pre-Refunded, 6.75%, 7/01/20  18,500,000   20,733,875
 Alaska Industrial Development and Export Authority, Refunding, Series A, MBIA Insured,
  6.125%, 4/01/27...................................................................................  5,000,000    5,333,300
 Alaska State HFC, Refunding, Series A, MBIA Insured,
 6.00%, 6/01/27 ....................................................................................  5,000,000    5,271,400
 5.875%, 12/01/30 ..................................................................................    485,000      504,090
 6.10%, 12/01/37 ...................................................................................  5,000,000    5,291,550
 Anchorage Electric Utility Revenue, Senior Lien,
 Series B, MBIA Insured, 5.50%, 2/01/26 ............................................................  4,000,000    4,060,800
 Municipal Light and Power, Series C, AMBAC Insured, 5.125%, 12/01/26 ..............................  5,000,000    4,892,850
 Refunding Series A, MBIA Insured, 7.125%, 6/01/06 .................................................  5,000,000    5,285,950
 Anchorage GO, AMBAC Insured,
 General Purpose, Pre-Refunded, 7.30%, 8/01/10 .....................................................  2,765,000    2,976,965
 Refunding, 7.20%, 6/01/17 .........................................................................  5,000,000    5,242,200
 Refunding, 6.25%, 6/01/23 .........................................................................  3,505,000    3,590,767
 Anchorage Water Revenue, Refunding, Senior Lien, MBIA Insured, 7.25%, 8/01/14 .....................  5,100,000    5,274,726
 University of Alaska COP, Series 1990, FSA Insured, 7.375%, 10/01/07 ..............................    500,000      547,450
 University of Alaska Revenues,
 Series B, AMBAC Insured, 6.50%, 10/01/17 ..........................................................    250,000      267,470
 Series G, FSA Insured, 5.45%, 10/01/22 ............................................................  3,155,000    3,225,672
                                                                                                                  -----------
                                                                                                                 100,450,682
                                                                                                                  -----------

 Arizona 2.5%
 Arizona State Municipal Financing Program, COP, BIG Insured,
 Series 1986-20, ETM, 7.70%, 8/01/10 ...............................................................$ 6,000,000$   7,547,760
 Series 1986-26, 7.70%, 8/01/05 ....................................................................  10,000,000  10,253,700
 Chandler Water and Sewer Revenue, Refunding, FGIC Insured, 7.00%, 7/01/12 .........................   2,200,000   2,409,726
 Cochise County USD No. 68, Sierra Vista, FGIC Insured,
 Refunding, 7.50%, 7/01/10 .........................................................................     500,000     634,665
 Series B, Pre-Refunded, 7.625%, 7/01/10 ...........................................................   3,000,000   3,274,650
 Maricopa County IDA Revenue, Hospital Facility Revenue, Samaritan Hospital
 Health Services, Refunding, Series A, MBIA Insured,
  7.00%, 12/01/16 ..................................................................................     300,000     374,094
 Maricopa County USD No. 80, Chandler, FGIC Insured, Pre-Refunded,
 7.20%, 7/01/07 ....................................................................................     775,000     838,705
 7.20%, 7/01/08 ....................................................................................     825,000     892,815
 7.25%, 7/01/09 ....................................................................................     500,000     541,650
 Maricopa County USD No. 98, Fountain Hills, Series A, FGIC Insured, Pre-Refunded, 7.10%, 7/01/10 ..   1,000,000   1,053,290
 Maricopa UHSD No. 216, Refunding and Improvement, FGIC Insured, 6.70%, 7/01/11 ....................   1,000,000   1,068,880
 Mesa IDA, Health Care Facilities Revenue, Western Health Network,
 Refunding, Series B-2, BIG Insured, 7.50%, 1/01/08 ................................................     950,000     995,182
 Mohave County USD No. 1, Lake Havasu Project, Series B, AMBAC Insured, 5.375%, 7/01/11 ............     500,000     518,405
 Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28 ............   3,925,000   4,123,762
 Phoenix GO, Refunding, Series B, MBIA Insured, 5.50%, 7/01/16 .....................................     890,000     922,467
 Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 ................................     270,000     293,487
 Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
 Refunding, Series A, FGIC Insured, 5.50%, 1/01/19 .................................................   1,150,000   1,171,827
 Series A, MBIA Insured, Pre-Refunded, 6.50%, 1/01/22 ..............................................     300,000     325,356
 Tucson Water Revenue, Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ........................   5,000,000   5,643,000
                                                                                                                  -----------
                                                                                                                  42,883,421
                                                                                                                  -----------
 Arkansas .1%
 Arkansas State Development Finance Authority Water Revenue, Series A,
 MBIA Insured, Refunding, 6.50%, 7/01/10 ...........................................................   2,000,000   2,346,040
 Pulaski County Health Facilities Board, Hospital Revenue, St. Vincent's Infirmary,
 MBIA Insured, Pre-Refunded, 10.00%, 9/01/12 .......................................................      25,000      27,273
                                                                                                                   ----------
                                                                                                                   2,373,313
                                                                                                                   ----------
 California  3.3%
 California Statewide Communities Development Authority Revenue, COP, John Muir /
 Mt. Diablo Health System, MBIA Insured,
  5.25%, 8/15/27 ...................................................................................   3,085,000   3,080,280
 Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ......................  15,000,000  21,394,200
 El Centro Financing Authority Water and Wastewater Revenue, Series A, AMBAC Insured,
  5.125%, 10/01/27..................................................................................   1,800,000   1,779,642
 Lancaster RDA, Refunding, Residential Redevelopment, MBIA Insured, 6.10%, 8/01/19 .................   1,515,000   1,606,370
 Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, Proposition C,
 Series B-2, AMBAC Insured,  5.25%, 7/01/23 ........................................................   2,000,000   2,005,860
 Oakland RDA, Refunding, Central District Redevelopment, AMBAC Insured, 5.50%, 2/01/14 .............     250,000     269,303
 Sacramento Area Flood Control Agency, Capital Assessment District No. 2, FGIC Insured,
  5.375%, 10/01/25..................................................................................   5,000,000   5,083,950
 Sacramento Municipal Utility District, Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 .........   4,000,000   4,007,200
 San Francisco Bay Area Rapid Transit, District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/20 ....   2,000,000   2,059,020
 San Joaquin Hills Transportation Coordinator Agency Toll Road Revenue, Refunding, Series A,
  MBIA Insured, 5.25%, 1/15/30......................................................................   5,000,000   5,024,300
 5.375%, 1/15/29 ...................................................................................   5,000,000   5,079,850
 San Jose and Santa Clara Water Financing Authority, Sewer Revenue, Series A, FGIC Insured,
 5.375%, 11/01/20 ..................................................................................   2,670,000   2,719,262
 Stockton, East Water District, COP, 1990 Project A, AMBAC Insured,
 6.40%, 4/01/22 ....................................................................................   1,460,000   1,588,801
 Pre-Refunded, 6.40%, 4/01/22 ......................................................................     790,000     874,056
                                                                                                                  -----------
                                                                                                                  56,572,094
                                                                                                                  -----------
 Colorado  5.9%
 Arapahoe County COP, Arapahoe County Building Finance Corp., FSA Insured, Pre-Refunded,
  7.50%, 12/01/10...................................................................................   1,000,000   1,094,570
 Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 .....................................   8,695,000   9,573,021
 Castle Pines Metropolitan District, Refunding and Improvement, FSA Insured, Pre-Refunded,
  7.625%, 12/01/15..................................................................................   1,500,000   1,671,630
 Centennial Water & Sanitation District, Water and Sewer Revenue, Refunding, Series A,
 FSA Insured, 5.125%, 12/01/17 .....................................................................   5,000,000   5,001,600

 Colorado  (cont.)
 Colorado Association of School Boards, COP, Pueblo School District No. 60, Project Series A,
 MBIA Insured, Pre-Refunded,  7.25%, 12/01/09 ......................................................$ 2,400,000  $ 2,561,376
 Colorado Health Facilities Authority Revenue,
 Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 .....................  1,174,000    1,283,053
 Rose Medical Center, MBIA Insured, Pre-Refunded, 7.00%, 8/15/21 ...................................  3,000,000    3,336,270
 Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 .......................  2,455,000    2,674,772
 Colorado Springs Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured,
   5.125%, 11/15/18.................................................................................  1,000,000    1,003,570
 Colorado State Board of Agriculture Revenue, MBIA Insured,
 6.40%, 3/01/11 ....................................................................................    350,000      379,915
 6.40%, 3/01/17 ....................................................................................    440,000      472,248
 Pre-Refunded, 6.40%, 3/01/11 ......................................................................    450,000      492,449
 Pre-Refunded, 6.40%, 3/01/17 ......................................................................    560,000      612,825
 Colorado Water Resources and Power Development Authority, Small Water Resource Revenue,
 Series A, FGIC Insured, 6.70%, 11/01/12 ...........................................................  2,000,000    2,182,020
 Denver City and County Airport Revenue, MBIA Insured,
 Series A, 5.50%, 11/15/25 .........................................................................  7,250,000    7,432,048
 Series C, 6.125%, 11/15/25 ........................................................................  4,410,000    4,640,334
 Series C, ETM, 6.125%, 11/15/25 ...................................................................  3,590,000    3,988,634
 Series D, 5.50%, 11/15/25 .........................................................................  3,900,000    3,997,929
 Series E, 5.50%, 11/15/25 .........................................................................  5,000,000    5,134,200
 Denver City and County Board, Water Commissioner, COP, FGIC Insured, 6.625%, 11/15/11 .............  1,500,000    1,634,490
 Denver City and County Revenue, Children's Hospital Association Project, FGIC Insured,
  6.00%, 10/01/15...................................................................................  3,000,000    3,200,400
 Denver City and County SFMR, Series A, GNMA Secured, 8.125%, 12/01/20 .............................    835,000      860,401
 Douglas County School District No. 1, Douglas and Elbert Counties COP, Series D,
 FGIC Insured, Pre-Refunded, 6.80%, 12/01/11 .......................................................  2,000,000    2,207,680
 El Paso County SFMR, Series A, GNMA Secured, 8.00%, 9/01/22 .......................................    360,000      379,231
 Garfield, Pitkin and Eagle Counties, Reorganized School District No. 1, MBIA Insured,
 Pre-Refunded, 6.60%, 12/15/14 .....................................................................  3,600,000    4,121,496
 Goldsmith Metropolitan District, Refunding, MBIA Insured, 6.125%, 12/01/12 ........................  2,000,000    2,134,580
 Havana Water and Sanitation District Sewer Revenue, FSA Insured, Pre-Refunded, 7.375%, 9/15/14 ....  1,000,000    1,021,110
 Jefferson County COP, MBIA Insured,
 Pre-Refunded, 7.125%, 12/01/10 ....................................................................  2,000,000    2,230,040
 Refunding, 6.65%, 12/01/08 ........................................................................  5,000,000    5,591,900
 Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ........................    260,000      278,668
 La Plata County School District No. R-9, Durango City, FGIC Insured, 6.55%, 11/01/12 ..............    490,000      539,858
 Morgan County PCR, Refunding, First Mortgage, Public Service Co., Series A, MBIA Insured,
  5.50%, 6/01/12....................................................................................  1,000,000    1,036,190
 Mountain College Residence Hall Revenue Authority, MBIA Insured,
 5.625%, 6/01/12 ...................................................................................  1,900,000    2,014,285
 5.75%, 6/01/23 ....................................................................................  3,000,000    3,169,170
 Parker Water and Sanitation District, Water and Sewer Revenue, Refunding, FGIC Insured,
  6.20%, 10/01/15...................................................................................  1,600,000    1,697,568
 Postsecondary Educational Facilities Revenue Authority, Connie Lee Insured,
 Refunding, University of Denver Project, 6.00%, 3/01/10 ...........................................  1,000,000    1,063,330
 Regis University Project, Pre-Refunded, 6.625%, 6/01/13 ...........................................  1,000,000    1,076,660
 Regional Transportation District Sales Tax Revenue, Refunding and Improvement,
  FGIC Insured, 6.25%, 11/01/12 ....................................................................    235,000      253,899
 University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
 5.20%, 11/15/17 ...................................................................................  5,675,000    5,667,566
 5.25%, 11/15/22 ...................................................................................  3,800,000    3,806,270
                                                                                                                  -----------
                                                                                                                 101,517,256
                                                                                                                  -----------
 Connecticut .5%
 Connecticut State Health and Educational Facilities Authority Revenue,
 Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 ..........................................  2,000,000    2,159,160
 Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ............................................  2,450,000    2,610,524
 Trinity College, Series D, FGIC Insured, 6.125%, 7/01/24 ..........................................  2,000,000    2,137,480
 New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%, 12/01/15 ...........  2,000,000    2,170,020
                                                                                                                  -----------
                                                                                                                   9,077,184
                                                                                                                  -----------

 Delaware .3%
 Delaware State EDA, PCR, Refunding, Series B, AMBAC Insured, 6.75%, 5/01/19 .......................$ 1,000,000 $  1,100,600
 Delaware State Health Facilities Authority Revenue, Refunding, Medical Center,
  MBIA Insured, 7.00%, 10/01/15 ....................................................................  2,900,000    3,075,305
                                                                                                                  -----------
                                                                                                                   4,175,905
                                                                                                                  -----------
 District of Columbia
 District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 ........................    875,000      879,375
                                                                                                                  -----------
 Florida 4.3%
 Bay Medical Center Hospital Revenue, Refunding, Bay Medical Center Project,
  AMBAC Insured, 5.65%, 10/01/26 ...................................................................  2,500,000    2,590,500
 Cape Coral, Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 ................................  1,800,000    1,865,628
 Celebration Community Development District, Special Assessment, Series B, MBIA Insured,
  5.50%, 5/01/19....................................................................................  2,375,000    2,454,895
 Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ...................    200,000      258,576
 Florida HFA, SFMR, Series 1, FGIC Insured, 8.00%, 12/15/13 ........................................    725,000      736,600
 Florida State Municipal Power Agency Revenue, Refunding, Stanton Project, MBIA Insured,
 Pre-Refunded, 6.00%, 10/01/15 .....................................................................    200,000      211,576
 Florida State Turnpike Authority Revenue, Department of Transportation, Series A,
 AMBAC Insured, Pre-Refunded, 7.20%, 7/01/11 .......................................................  3,000,000    3,345,480
 FGIC Insured, 5.625%, 7/01/25 .....................................................................  7,400,000    7,721,456
 FGIC Insured, Pre-Refunded, 6.35%, 7/01/22 ........................................................    710,000      780,113
 Fort Myers Utility Revenue, Refunding, Series A, BIG Insured, 6.00%, 10/01/19 .....................     25,000       25,674
 Hillsborough County IDA, PCR, Refunding, Tampa Electric Co. Project, MBIA Insured, 6.25%, 12/01/34   1,000,000    1,111,190
 Hillsborough County IDA Revenue, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 ......  3,000,000    3,159,390
 Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding,
 MBIA Insured, 5.25%, 11/15/25 .....................................................................  1,250,000    1,255,988
 Lee County IDA, Utilities Revenue, Refunding, Bonita Springs Utilities Project, MBIA Insured, 6.05%,
 11/01/15...........................................................................................  1,000,000    1,089,810
 11/01/20...........................................................................................  1,000,000    1,082,430
 Lee County Solid Waste Systems Revenue, MBIA Insured, 5.375%, 10/01/15 ............................  2,000,000    2,057,960
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ......................  5,000,000    5,721,650
 North Port Utility Revenue, FGIC Insured, 6.20%, 10/01/12 .........................................  2,000,000    2,174,320
 Opa-Locka Capital Improvement Revenue, Refunding, FGIC Insured, 6.125%, 1/01/24 ...................  1,000,000    1,086,520
 Orange County Health Facilities Authority Revenue, Orlando Regional Healthcare, Series A,
 MBIA Insured, 6.00%, 11/01/24 .....................................................................  1,000,000    1,073,340
 Orange County School Board COP, Series A, MBIA Insured, 5.375%, 8/01/22 ...........................  5,000,000    5,089,500
 Orlando and Orange County Expressway Authority Revenue, FGIC Insured, Junior Lien, 6.50%,
 7/01/10............................................................................................    100,000      118,337
 7/01/12............................................................................................    225,000      268,945
 Orlando Utilities Commission, Water and Electric Revenue, Series A, AMBAC Insured, 5.50%, 10/01/26   2,535,000    2,562,682
 Osceola County School Board COP, Refunding, Series A, AMBAC Insured, 5.50%, 6/01/19 ...............  1,000,000    1,030,620
 Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17 ......  1,000,000    1,076,380
 Panama City Water and Sewer Revenue, Refunding and Improvement, AMBAC Insured, 5.625%, 6/01/19 ....  1,000,000    1,034,150
 Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15 ...................    990,000    1,079,813
 Port St. Lucie Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured,
  5.125%, 9/01/27...................................................................................  5,000,000    4,906,700
 Reedy Creek Improvement District, Utilities Revenue, Refunding, Series 1, MBIA Insured,
  5.00%, 10/01/19...................................................................................  3,500,000    3,409,700
 Saint Petersburg Public Utilities Revenue, MBIA Insured, 5.60%, 10/01/18 ..........................  3,910,000    4,048,766
 Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%, 11/01/15 ..    250,000      316,630
 Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21 ..................  3,200,000    3,263,616
 West Palm Beach Utilities System Revenue, MBIA Insured, 5.75%, 10/01/27 ...........................  5,000,000    5,233,800
                                                                                                                  -----------
                                                                                                                  73,242,735
                                                                                                                  -----------
 Georgia 1.7%
 Atlanta Water and Sewer Revenue, FGIC Insured,
 5.375%, 1/01/20 ...................................................................................  5,000,000    5,100,400
 5.25%, 1/01/27 ....................................................................................  5,000,000    5,003,700
 Bartow County Water and Sewage Revenue, Refunding, AMBAC Insured, Pre-Refunded, 8.00%, 9/01/15 ....  2,860,000    2,977,231
 Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%, 10/01/14 .......  1,535,000    1,759,356
 Burke County Development Authority, PCR, Georgia Power Co., Vogtle Project, MBIA Insured,
 Seventh Series, 6.625%, 10/01/24 ..................................................................  2,000,000    2,107,400
 Cherokee County Water and Sewage Authority Revenue, Water and Sewer, FGIC Insured, 5.00%, 8/01/27 .  1,500,000    1,452,780
 Cherokee County Water and Sewage Revenue, Refunding, MBIA Insured, 6.90%, 8/01/18 .................  1,000,000    1,094,510
 Columbia County Water and Sewage Revenue, Refunding, AMBAC Insured, 6.25%, 6/01/12 ................  1,500,000    1,608,825
 Fitzgerald Housing Authority Mortgage Revenue, Refunding, Bridge Creek, Series A,
 MBIA Insured, 6.50%, 7/01/24 ......................................................................  1,050,000    1,103,718
 Georgia (cont.)
 Macon and Bibb County Urban Development Authority Revenue, Refunding, Multifamily Housing,
 Series A, MBIA Insured, 5.55%, 1/01/24 ............................................................$ 1,590,000$   1,631,483
 Municipal Electric Authority of Georgia, Project One, Subseries A, Refunding,
  MBIA Insured, 5.375%, 1/01/19 ....................................................................  5,000,000    5,063,050
                                                                                                                  -----------
                                                                                                                  28,902,453
                                                                                                                  -----------
 Hawaii 1.4%
 Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
 5/01/12 ...........................................................................................  1,000,000    1,091,130
 5/01/13............................................................................................  1,000,000    1,089,900
 Hawaii State Airports System Revenue, Second Series, FGIC Insured, 7.50%, 7/01/20 .................  5,000,000    5,460,400
 Hawaii State Department of Budget and Finance, Special Purpose Mortgage Revenue,
 Hawaiian Electric Co., MBIA Insured, 6.55%, 12/01/22 ..............................................  3,000,000    3,286,680
 Refunding, St. Francis Medical Centers, FSA Insured, 6.50%, 7/01/22 ...............................  4,000,000    4,357,080
 Hawaii State Department of Budget and Finance, Special Purpose Revenue,
  Hawaiian Electric Co. Project, MBIA Insured,
 Series A, 5.65%, 10/01/27 .........................................................................  5,000,000    5,243,400
 Series B, 5.875%, 12/01/26 ........................................................................  2,000,000    2,111,540
 Hawaii State Harbor Capital Improvement Revenue, FGIC Insured, 6.40%,
 7/01/05............................................................................................    535,000      586,654
 7/01/06 ...........................................................................................    605,000      664,169
 7/01/07 ...........................................................................................    610,000      667,127
                                                                                                                   ----------
                                                                                                                  24,558,080
                                                                                                                   ----------
 Idaho .1%
 Idaho State University at Boise Revenue, Student Fees, MBIA Insured, 6.50%, 4/01/19 ...............  1,000,000    1,115,120
                                                                                                                   ----------
 Illinois 3.0%
 Aurora SFMR, GNMA Secured, AMBAC Insured, 7.80%, 12/01/15 .........................................    435,000      453,996
 Blue Island Waterworks and Sewer Revenue, MBIA Insured, 5.55%, 12/01/24 ...........................  2,270,000    2,340,415
 Chicago Board of Education Lease, Series A, Refunding, MBIA Insured, 6.25%, 1/01/09 ...............    320,000      366,067
 Chicago Central Public Library, Series B, AMBAC Insured,
 6.70%, 1/01/06 ....................................................................................  1,800,000    1,996,524
 6.75%, 1/01/07 ....................................................................................  1,800,000    1,997,712
 Chicago Heights, MBIA Insured, Pre-Refunded, 7.40%, 12/01/03 ......................................    100,000      111,220
 Cicero GO, FSA Insured, 6.90%, 12/01/12 ...........................................................  1,500,000    1,667,475
 Cook County Community College District No. 508, COP, FGIC Insured,
 8.50%, 1/01/02 ....................................................................................  7,470,000    8,610,520
 8.75%, 1/01/05 ....................................................................................  5,000,000    6,276,500
 Illinois Health Facilities Authority Revenue,
 Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10 .....................  4,452,000    4,947,330
 Methodist Health Services Corp., Series G, BIG Insured, 8.00%, 8/01/15 ............................  2,595,000    2,750,752
 Michael Reese Hospital, Series A, FSA Insured, ETM, 7.60%, 2/15/05 ................................  4,280,000    4,927,521
 Refunding, Series B, MBIA Insured, ETM, 7.90%, 8/15/03 ............................................    403,000      462,451
 Series 1990, FSA Insured, 7.75%, 8/15/10 ..........................................................  2,525,000    2,771,945
 Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 .....................................................    105,000      134,456
 Series B, MBIA Insured, 7.90%, 8/15/03 ............................................................  1,877,000    1,904,667
 Silver Cross Hospital, MBIA Insured, 7.00%, 8/15/21 ...............................................  1,000,000    1,100,510
 Illinois State COP, FSA Insured, 6.95%, 7/01/13 ...................................................  5,750,000    6,361,283
 Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured, 6.50%, 1/01/06 ....    300,000      340,029
 Onterie Center Project, HFC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 7.05%, 7/01/27 ..  2,000,000    2,149,300
 Regional Transportation Authority, Series A, AMBAC Insured, 7.20%, 11/01/20 .......................    300,000      385,473
                                                                                                                   ----------
                                                                                                                  52,056,146
                                                                                                                   ----------
 Indiana 1.4%
 Carroll County Consolidated School Building Corp., Refunding, First Mortgage,
  AMBAC Insured, 7.625%, 1/01/04 ...................................................................  1,000,000    1,032,000
 Fort Wayne Hospital Authority Revenue, Ancillary System, Inc.,
 Parkview Memorial Hospital Project, Series A, FGIC Insured, 7.50%, 11/15/11 .......................    250,000      268,100
 Refunding, Series C, BIG Insured, Pre-Refunded, 8.125%, 7/01/18 ...................................  2,000,000    2,129,640
 Indiana Health Facility Financing Authority Hospital Revenue, MBIA Insured, Refunding and
  Improvement, Community Hospital Project,  6.40%, 5/01/12 .........................................    250,000      271,370

 Indiana (cont.)
 Indianapolis Airport Authority, Indianapolis International Airport Revenue, BIG Insured,
  8.30%, 7/01/18....................................................................................$10,000,000  $10,327,800
 Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%, 6/01/15 ...............    500,000      440,005
 Jasper County PCR, Refunding, Collateralized, Northern Indiana Public Service Co.,
  MBIA Insured, 7.10%, 7/01/17 .....................................................................    500,000      545,875
 Monroe County Hospital Authority Revenue, Refunding, Bloomington
  Hospital Project, BIG Insured, 7.125%, 5/01/11 ...................................................  6,000,000    6,254,460
 Patoka Lake Regional Water and Sewer District, Waterworks Revenue, Series A,
  AMBAC Insured, 6.45%, 1/01/15 ....................................................................  1,500,000    1,627,770
 Rockport PCR, Refunding, Michigan Power Co., Series B, FGIC Insured, 7.60%, 3/01/16 ...............    185,000      205,224
                                                                                                                   ----------
                                                                                                                  23,102,244
                                                                                                                   ----------
 Iowa .1%
 Davenport Hospital Revenue, St. Lukes Hospital, Series A, AMBAC Insured,
  Pre-Refunded, 7.40%, 7/01/20 .....................................................................    200,000      219,384
 Greater Iowa Housing Assistance Corp., Mortgage Revenue, Refunding, Logan Park Project, Series B,
  MBIA Insured, 6.50%, 1/01/24 .....................................................................  2,125,000    2,238,730
                                                                                                                   ----------
                                                                                                                   2,458,114
                                                                                                                   ----------
 Kansas .6%
 Burlington PCR, Refunding, Kansas Gas and Electric Co. Project, MBIA Insured, 7.00%, 6/01/31 ......  3,350,000    3,690,829
 Cowley and Shawnee Counties, SFMR, GNMA Secured, AMBAC Insured, 7.35%, 12/01/11 ...................  1,115,000    1,180,361
  bJohnson County Community College, Student Commons and Packaging System Revenue,
  MBIA Insured, 5.05%, 11/15/21 ....................................................................  1,560,000    1,551,342
 Kansas State Development Finance Authority, Health Facility Revenue, MBIA Insured, 5.80%, 11/15/21   1,330,000    1,409,960
 Wichita Hospital Revenue, Refunding and Improvement, St. Francis, MBIA Insured, 6.25%, 10/01/10 ...  2,000,000    2,186,240
 Wichita Water and Sewer Utility Revenue, Refunding and Improvement, Series B,
  FGIC Insured, 6.00%, 10/01/12 ....................................................................  1,000,000    1,042,730
                                                                                                                  -----------
                                                                                                                  11,061,462
                                                                                                                  -----------
 Kentucky 1.6%
 Jefferson County Capital Projects Corp., Leasehold Revenue, MBIA Insured,
 5.375%, 6/01/22 ...................................................................................  2,000,000    2,039,580
 5.50%, 6/01/28 ....................................................................................  3,000,000    3,091,080
 Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services, Inc.,
 AMBAC Insured, 6.55%, 5/01/22 .....................................................................  1,000,000    1,087,530
 Jefferson County Health Facilities Revenue, Refunding, Alliant Health System, Inc.,
 MBIA Insured, 5.125%, 10/01/27 .................................................................... 10,000,000    9,798,100
 Kenton County Water District No. 001, Waterworks Revenue, Series B, FGIC Insured, 5.70%, 2/01/20 ..  1,250,000    1,315,313
 Kentucky Economic Development Financing Authority,
 Hospital Facilities Revenue, Baptist Healthcare System, Refunding, MBIA Insured, 5.00%, 8/15/24 ...  2,000,000    1,934,420
 Hospital Facilities Revenue, St. Elizabeth Medical Center Project, Series A, FGIC Insured,
  6.00%, 12/01/22...................................................................................  2,375,000    2,531,513
 Medical Center Revenue, Refunding and Improvement, Ashland Hospital Corp.,
 Series A, FSA Insured, 6.125%, 2/01/12 ............................................................  1,000,000    1,078,140
 Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drain
 System Revenue, Refunding, Series A, AMBAC Insured,
 Pre-Refunded, 6.75%, 5/15/25 ......................................................................  2,000,000    2,325,160
 Northern Kentucky University COP, Student Housing Facilities, FSA Insured, 7.25%, 1/01/12 .........  2,000,000    2,175,000
                                                                                                                  -----------
                                                                                                                  27,375,836
                                                                                                                  -----------
 Louisiana .2%
 Jefferson Sales Tax District, Special Sales Tax Revenue, Refunding, Series A,
 BIG Insured, Pre-Refunded, 8.00%, 7/01/05 .........................................................  1,700,000    1,791,715
 Louisiana Regional Transit Authority Revenue, Refunding, FGIC Insured, 8.00%, 12/01/13 ............    150,000      157,604
 New Orleans Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 9/01/21 ........................    500,000      569,090
                                                                                                                  -----------
                                                                                                                   2,518,409
                                                                                                                  -----------
 Maine .7%
 Maine Health and Higher Educational Facilities Authority Hospital Revenue,
 Eastern Maine Health Care, FGIC Insured, 6.625%, 10/01/11 .........................................  2,000,000    2,184,740
 Maine Health and Higher Educational Facilities Authority Revenue, FSA Insured,
 Series B, 7.00%, 7/01/24 ..........................................................................  2,000,000    2,293,040
 Series C, 6.20%, 7/01/25 ..........................................................................  2,015,000    2,187,081
 Maine State Turnpike Authority Revenue, MBIA Insured, 6.00%,
 7/01/14 ...........................................................................................    525,000      568,549
 7/01/18............................................................................................  2,500,000    2,693,125
 Old Orchard Beach GO, MBIA Insured, 6.65%,
 9/01/11............................................................................................  1,180,000    1,310,602
 9/01/12 ...........................................................................................    535,000      592,823
                                                                                                                  -----------
                                                                                                                  11,829,960
                                                                                                                  -----------

 Maryland .4%
 Maryland State Health and Higher Educational Facilities Authority Revenue,
 University of Maryland Medical System, FGIC Insured,
 Refunding, 5.00%, 7/01/20 .........................................................................$ 3,000,000$   2,932,680
 Series B, 7.00%, 7/01/22 ..........................................................................    200,000      255,580
 Maryland State Housing and Community Development Administration
Department, Infrastructure Financing, Series A, AMBAC Insured,
 6.625%, 6/01/12 ...................................................................................  2,000,000    2,197,020
 6.70%, 6/01/22 ....................................................................................    820,000      904,804
                                                                                                                  -----------
                                                                                                                   6,290,084
                                                                                                                  -----------
 Massachusetts 6.1%
 Boston Water and Sewer Commission Revenue, Series A, FGIC Insured, 6.00%, 11/01/21 ................  3,700,000    3,834,495
bCentral Berkshire Reglious School District, Series B, FSA Insured, 5.125%, 3/01/18 ................  1,125,000    1,107,709
 Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue, Refunding, Series A,
 AMBAC Insured, 6.00%, 7/01/18 .....................................................................  4,455,000    4,617,207
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ................................... 10,000,000   10,681,500
 Beverly Hospital, Series E, MBIA Insured, Pre-Refunded, 7.70%, 7/01/20 ............................  1,500,000    1,653,525
 Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ..............................  1,000,000    1,012,890
 Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 7/01/20 ...........................  9,220,000    9,844,747
 Massachusetts Medical Center, Series A, AMBAC Insured, 7.10%, 7/01/21 .............................  1,000,000    1,100,870
 Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ..................................  8,500,000    9,329,260
 Partners Healthcare System, Series A, MBIA Insured, 5.375%, 4/01/24 ............................... 12,200,000   12,338,348
 Refunding, Caregroup Issue, Series A, MBIA Insured, 5.00%, 7/01/18 ................................  2,000,000    1,954,920
 Refunding, Caregroup Issue, Series A, MBIA Insured, 5.00%, 7/01/25 ................................  5,000,000    4,833,350
 Refunding, Mclean Hospital, Series C, FGIC Insured, 6.625%, 7/01/15 ...............................  1,085,000    1,192,513
 Refunding, Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 ..............................  2,000,000    2,191,260
 Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 2/15/25 ..............................  2,000,000    2,127,080
 Massachusetts State Industrial Finance Agency Revenue,
 Babson College, Series A, MBIA Insured, 6.50%, 10/01/22 ...........................................  3,000,000    3,269,640
 Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 ......................................  5,000,000    5,284,800
 Refunding, Combined Jewish Philanthropies, Series A, AMBAC Insured, 6.375%, 2/01/15 ...............  5,000,000    5,489,800
 Suffolk University, AMBAC Insured, 5.25%, 7/01/17 .................................................  3,000,000    3,048,450
 Massachusetts State Port Authority Revenue,
 Refunding, Series A, FGIC Insured, 6.00%, 7/01/23 .................................................  4,000,000    4,190,040
 Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/20 ................................  1,590,000    1,641,659
 Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/21 ................................  1,560,000    1,610,684
 Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/23 ................................  2,155,000    2,225,016
 Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/24 ................................  2,910,000    3,004,546
 Massachusetts State Water Resources Authority, Series A, FGIC Insured, 5.50%, 11/01/21 ............  3,000,000    3,090,030
 Monson GO, School District, Series 1990, MBIA Insured, Pre-Refunded, 7.70%, 10/15/10 ..............  2,000,000    2,224,220
 Palmer GO, Series B, AMBAC Insured, Pre-Refunded, 7.70%, 10/01/10 .................................  2,300,000    2,554,886
                                                                                                                  -----------
                                                                                                                 105,453,445
                                                                                                                  -----------
 Michigan 3.0%
 Chippewa Valley Schools, Refunding, AMBAC Insured, 5.00%, 5/01/27 .................................  1,000,000      968,610
 Detroit Sewerage Disposal Revenue, MBIA Insured, 5.00%, 7/01/25 ...................................  6,000,000    5,808,540
 Ecorse Public School District, FGIC Insured, 5.50%, 5/01/27 .......................................  7,250,000    7,468,950
 Jackson County Hospital Finance Authority, Hospital Revenue, W.A. Foote Memorial Hospital,
 Series A, AMBAC Insured, 5.25%, 6/01/17 ...........................................................    750,000      756,915
 Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Refunding and Improvement,
 Bronson Methodist, AMBAC Insured,
 5.875%, 5/15/26 ...................................................................................  5,500,000    5,799,365
 Series A, 6.375%, 5/15/17 .........................................................................  2,000,000    2,175,420
 Kent Hospital Finance Authority, Health Care Revenue, Butterworth Health System, Series A,
 MBIA Insured, 5.625%, 1/15/26 ..................................................................... 10,000,000   10,347,400
 Marquette City Hospital Finance Authority Revenue, Refunding, Marquette General Hospital,
 Series D, FSA Insured, 6.10%, 4/01/19 .............................................................  5,000,000    5,439,050
 Michigan State Hospital Finance Authority Revenue, St. John's Hospital, AMBAC Insured,
 5.25%, 5/15/26 ....................................................................................  3,000,000    2,999,730
 Refunding, Series A, 6.00%, 5/15/13 ...............................................................  2,500,000    2,677,800

 Michigan (cont.)
 Michigan State Strategic Fund, Limited Obligation Revenue, Refunding, Detroit Edison Co.,
 FGIC Insured, 6.875%, 12/01/21 .................................................................... $  200,000$     219,122
 Series BB, AMBAC Insured, 7.00%, 5/01/21 ..........................................................    250,000      318,518
 Yale Public Schools District, Refunding, FSA Insured, 5.375%, 5/01/27 .............................  3,845,000    3,912,864
 Zeeland Public Schools, Refunding, MBIA Insured, 5.25%, 5/01/24 ...................................  3,180,000    3,186,614
                                                                                                                  -----------
                                                                                                                  52,078,898
                                                                                                                  -----------
 Minnesota 2.3%
 Agricultural and EDR Board Revenue, Health Care System, Fairview Hospital, Refunding,
 Series A, MBIA Insured, 5.75%, 11/15/26 ...........................................................  5,000,000    5,301,350
 Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ...............  2,000,000    2,139,740
 Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ............  2,235,000    2,354,550
 Minneapolis-St. Paul Housing Finance Board, MFMR, GNMA Secured, Mortgage Loan,
 Riverside Plaza Project, 8.20%, 12/20/18 ..........................................................  4,000,000    4,130,640
 Northern Municipal Power Agency, Minnesota Electric System Revenue, Refunding, Series B,
 AMBAC Insured, 5.50%, 1/01/18 .....................................................................  2,100,000    2,150,169
 Southern Minnesota Municipal Power Agency, Power Supply System Revenue, Series A,
 AMBAC Insured, 5.75%, 1/01/18 .....................................................................  2,870,000    3,006,440
 St. Louis Park Health Care Facilities Revenue, Healthsystem of Minnesota-Obligated
 Group, Refunding, Series A, AMBAC Insured,
  5.20%, 7/01/16 ...................................................................................  8,200,000    8,229,028
 Washington County Governmental Housing, Scandia II, Series B, FGIC Insured, 6.30%, 7/01/24 ........  1,200,000    1,303,104
 Washington County, Raymie Johnson Apartments, Series C, Refunding, FGIC Insured, 6.30%, 1/01/20 ...  2,415,000    2,622,497
 Western Minnesota Municipal Power Agency, Power Supply Revenue,
 Series A, MBIA Insured, 6.125%, 1/01/16 ...........................................................  8,350,000    8,390,498
                                                                                                                  -----------
                                                                                                                  39,628,016
                                                                                                                  -----------
 Mississippi
 Harrison County Waste Water Management District Revenue, Refunding, Waste Water
Treatment Facilities, Series A, FGIC Insured,
  8.50%, 2/01/13 ...................................................................................    200,000      281,324
 Mississippi HFC, SFMR, Refunding, Series A, FGIC Insured, 7.70%, 10/15/08 .........................     10,000       10,214
                                                                                                                   ----------
                                                                                                                     291,538
                                                                                                                   ----------
 Missouri 1.4%
 Kansas City Industrial Development Authority, Mortgage Revenue, Refunding,
 Mortgage Presidential Gardens, Series A, FNMA Secured,
  5.55%, 8/01/25 ...................................................................................  1,000,000    1,020,920
 Missouri HDC, SFMR, Series B, GNMA Secured, 7.75%, 6/01/22 ........................................  1,260,000    1,330,497
 Missouri State Health and Educational Facilities Authority, Health Facilities Revenue,
 Heartland Health System Project, AMBAC Insured,
  6.35%, 11/15/17 ..................................................................................  1,000,000    1,090,570
 Missouri State Health and Educational Facilities Authority Revenue, Sisters of St.
Mary's Health Care Project, Series A, BIG Insured,
  Pre-Refunded, 7.75%, 6/01/16 .....................................................................  7,500,000    7,724,175
 Richmound Heights COP Partner Capital Improvement Projects, Series A, MBIA Insured, 5.30%, 8/15/17   2,000,000    2,019,800
 St. Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured, 6.375%, 3/15/07 ...  2,850,000    3,119,126
 St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ..................................    440,000      457,318
 St. Louis Municipal Finance Corp., Leasehold Revenue,
 City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ...........................  2,000,000    2,160,440
 Refunding and Improvement, Refunded, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 ...................  2,025,000    2,279,320
 St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 .............................  2,950,000    3,155,556
                                                                                                                  -----------
                                                                                                                  24,357,722
                                                                                                                  -----------
 Montana 1.4%
 Forsyth PCR, Refunding,
 Puget Sound Power and Light Project, AMBAC Insured, 6.80%, 3/01/22 ................................  4,475,000    4,899,722
 Washington Water Co., Series A, MBIA Insured, 7.125%, 12/01/13 ....................................  5,000,000    5,339,200
 Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 .....................................    750,000      827,775
 Montana State Board, Workers Compensation Investment Program, MBIA Insured, ETM, 6.875%,
 6/01/20 ...........................................................................................  1,560,000    1,710,368
 6/01/20 ...........................................................................................  4,545,000    4,983,093
 6/01/20 ...........................................................................................  2,395,000    2,625,854
 Montana State University Revenue, Higher Education Facilities, Acquisition and Improvement, Series C,
 MBIA Insured, 6.00%, 11/15/14 .....................................................................  1,000,000    1,002,710
 Montana Water System Revenue, Butte-Silver Bow Project, FGIC Insured, 6.50%, 11/01/14 .............  3,000,000    3,314,190
                                                                                                                  -----------
                                                                                                                  24,702,912
                                                                                                                  -----------

 Nebraska 2.7%
 Cass County School District No. 001, Plattsmouth Community Schools, FGIC Insured,
 Pre-Refunded, 6.35%, 12/01/19 .....................................................................$ 2,500,000 $  2,621,325
 Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, MBIA Insured,
 ETM, 6.70%, 6/01/22 ...............................................................................  2,500,000    2,879,575
 Series A, 5.375%, 6/01/19 .........................................................................  2,715,000    2,773,373
 Series B, 5.375%, 6/01/17 .........................................................................  5,000,000    5,096,200
 Lincoln Hospital Revenue, Refunding, Lincoln General Hospital, Series A, FSA Insured,
  6.20%, 12/01/14...................................................................................  2,000,000    2,158,980
 Municipal Energy Agency of Nebraska, Power Supply System Revenue, Refunding,
  Series A, AMBAC Insured, 6.00%,
 4/01/15 ...........................................................................................  2,000,000    2,146,740
 4/01/17............................................................................................  1,350,000    1,436,157
 Nebraska Educational Finance Authority Revenue, Creighton University Project, AMBAC Insured,
  5.95%, 1/01/11....................................................................................  1,000,000    1,087,240
 Nebraska Investment Finance Authority, Health Facilities Revenue, Childrens Healthcare Services,
  AMBAC Insured, 5.50%, 8/15/27 ....................................................................  2,000,000    2,049,240
 Nebraska Investment Finance Authority, SFMR, Refunding,
 Series 1, GNMA Secured, MBIA Insured, 8.125%, 8/15/38 .............................................    370,000      380,956
 Series B, FGIC Insured, 8.00%, 7/15/17 ............................................................  3,470,000    3,597,731
 Series R1-A, FGIC Insured, 8.00%, 7/15/17 .........................................................    235,000      239,799
 Nebraska Public Power District, Revenue, Power System, MBIA Insured, Series A, 5.25%,
 1/01/22 ........................................................................................... 12,200,000   12,214,518
 1/01/28 ...........................................................................................  7,900,000    7,863,976
                                                                                                                  -----------
                                                                                                                  46,545,810
                                                                                                                  -----------
 Nevada .5%
 Carson City Hospital Revenue, Series B, AMBAC Insured, 5.40%, 3/01/17 .............................  1,000,000    1,025,610
 Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ..........................................    250,000      297,705
 Clark County School District, Series A, MBIA Insured, 7.00%, 6/01/10 ..............................  4,000,000    4,899,000
 Reno Hospital Revenue, Refunding, St. Mary's Regional Medical Center, Series A,
  MBIA Insured, 7.75%, 7/01/07 .....................................................................     10,000       10,316
 Sparks Public Safety, GO, AMBAC Insured, Pre-Refunded, 7.50%, 10/01/09 ............................  1,695,000    1,823,769
                                                                                                                  -----------
                                                                                                                   8,056,400
                                                                                                                  -----------
 New Hampshire 1.2%
 New Hampshire Higher Educational and Health Facilities Authority Revenue,
 Mary Hitchcock Memorial Hospital, FGIC Insured, 5.75%, 8/15/23 .................................... 11,000,000   11,477,730
 Refunding, Concord Hospital, AMBAC Insured, 6.00%, 10/01/26 .......................................  4,300,000    4,594,937
 Refunding, University System, MBIA Insured, 6.25%, 7/01/20 ........................................  4,000,000    4,316,640
                                                                                                                  -----------
                                                                                                                  20,389,307
                                                                                                                  -----------
 New Jersey 1.8%
 Essex County Improvement Authority Lease, Jail and Youth House Projects, AMBAC Insured,
 Pre-Refunded, 7.00%, 12/01/24 .....................................................................  3,000,000    3,553,290
 Refunding, 5.35%, 12/01/24 ........................................................................  4,000,000    4,051,840
 Essex County Improvement Authority Revenue, Garden State Cancer Center Project,
 AMBAC Insured, 6.00%, 12/01/20 ....................................................................  2,525,000    2,705,538
 Hudson County COP, Correctional Facility, BIG Insured, Pre-Refunded, 7.60%, 12/01/21 ..............  5,000,000    5,242,800
 Lacey Municipal Utilities Authority, Water Revenue, MBIA Insured, Pre-Refunded, 6.10%, 12/01/23 ...  2,500,000    2,792,900
 Mantua Township, New Jersey School District COP, MBIA Insured, Pre-Refunded, 7.25%, 6/30/10 .......  1,700,000    1,859,001
 Mount Laurel Township Municipal Utilities Authority System Revenue, Refunding, Series A,
 MBIA Insured, 6.00%, 7/01/15 ......................................................................  2,000,000    2,130,000
 New Jersey Health Care Facilities Financing Authority Revenue,
 Community Medical Center, Series D, MBIA Insured, Pre-Refunded, 6.00%, 7/01/19 ....................  2,000,000    2,059,340
 Jersey Shore Memorial Hospital, Series B, AMBAC Insured, Pre-Refunded, 8.00%, 7/01/18 .............  2,860,000    2,957,154
 Muhlenberg Regional Medical Center, Series B, AMBAC Insured, 8.00%, 7/01/18 .......................  3,000,000    3,101,400
 New Jersey HFA, Home Buyer Revenue, Series C, MBIA Insured, 7.375%, 10/01/17 ......................    485,000      511,336
 New Jersey State Turnpike Authority Revenue, Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16 ...    300,000      358,995
                                                                                                                  -----------
                                                                                                                  31,323,594
                                                                                                                  -----------
 New Mexico .7%
 Albuquerque Airport Revenue, Series B, AMBAC Insured, 7.00%, 7/01/16 ..............................  3,600,000    3,604,392
 Farmington PCR, Refunding, Public Service Co. of New Mexico, Series A,
  AMBAC Insured, 6.375%, 12/15/22 ..................................................................  5,000,000    5,438,950
 Gallup PCR, Refunding, Plains Electric Generation, MBIA Insured, 6.65%, 8/15/17 ...................  2,000,000    2,214,580
 New Mexico Mortgage Finance Authority, SFMR, Series C, FGIC Insured, 8.625%, 7/01/17 ..............  1,095,000    1,123,645
                                                                                                                  -----------
                                                                                                                  12,381,567
                                                                                                                  -----------
 New York 7.9%
 Central Square School District, FGIC Insured, 6.50%, 6/15/10 ...................................... $  900,000$    1,046,106
 Dutchess County Industrial Development Agency Civic Facilities Revenue, The Baird College Project,
 AMBAC Insured, 5.375%, 6/01/27 ....................................................................  3,945,000    3,986,107
 New York City GO, Series C, Subseries C-1, MBIA Insured, 6.625%, 8/01/12 ..........................    105,000      116,232
 New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
Series A, MBIA Insured, Pre-Refunded, 7.25%,
  6/15/15 ..........................................................................................  2,000,000    2,173,060
 New York City Trust for Cultural Resources Revenue, New York Botanical Garden,
 MBIA Insured, 5.80%, 7/01/26 ......................................................................  2,000,000    2,102,700
 New York State Dormitory Authority Revenues,
 Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ..................................................  4,000,000    4,308,680
 City University System, Series C, FGIC Insured, 7.00%, 7/01/14 ....................................  8,655,000    9,322,820
 Pace University, MBIA Insured, 5.70%, 7/01/22 .....................................................  7,500,000    7,915,950
 Pace University, MBIA Insured, 5.75%, 7/01/26 .....................................................  2,500,000    2,649,325
 Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05 .............................................  4,980,000    5,189,110
 Refunding, Mt. Sinai School of Medicine, MBIA Insured, 6.75%, 7/01/15 .............................  1,500,000    1,630,845
 St. John's University, MBIA Insured, 5.70%, 7/01/26 ............................................... 15,000,000   15,837,600
 Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ............................................  4,000,000    4,044,600
 New York State Energy Research and Development Authority, PCR,
 Central Hudson Gas, Series A, FGIC Insured, 7.375%, 10/01/14 ......................................  2,000,000    2,158,960
 Refunding, Niagara Mohawk Power Corp., Series A, FGIC Insured, 6.625%, 10/01/13 ...................  3,500,000    3,812,340
 Refunding, Rochester Gas and Electric Project, Series B, MBIA Insured, 6.75%, 1/15/27 .............  5,000,000    5,346,950
 Refunding, Rochester Gas and Electric Project, Series B, MBIA Insured, 6.50%, 5/15/32 .............  5,000,000    5,441,050
 New York State Medical Care Facilities, Financing Agency Revenue, MBIA Insured,
 North Shore University Hospital, Mortgage Project, Series A, 7.20%, 11/01/20 ......................  3,000,000    3,272,070
 Presbyterian Hospital, FHA Mortgage, Series A, MBIA Insured, 5.375%, 2/15/25 ......................  3,055,000    3,083,381
 New York State Thruway Authority, General Revenue,
 Series B, MBIA Insured, 5.00%, 1/01/20 ............................................................  6,635,000    6,496,395
 Series C, FGIC Insured, 6.00%, 1/01/25 ............................................................  7,815,000    8,472,476
 Niagara Frontier Transportation Authority, Airport Revenue, Greater Buffalo
International Airport, Series A, AMBAC Insured, 6.25%,
  4/01/24 ..........................................................................................  9,000,000    9,701,280
 Port Authority of New York and New Jersey, Consolidated,
 102nd Series, MBIA Insured, 5.625%, 10/15/17 ......................................................  5,000,000    5,261,750
 102nd Series, MBIA Insured, 5.875%, 10/15/27 ...................................................... 10,000,000   10,626,500
 109th Series, FGIC Insured, 5.375%, 7/15/22 ....................................................... 10,000,000   10,159,700
 Upper Mohawk Valley Regional Water Finance Authority, Water Systems Revenue, Series A,
 FSA Insured, 5.125%, 10/01/26 .....................................................................  1,495,000    1,482,741
                                                                                                                  -----------
                                                                                                                 135,638,728
                                                                                                                  -----------
 North Carolina .1%
 Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ......................................  1,000,000    1,056,210
 New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
 AMBAC Insured, 5.75%, 10/01/26 ....................................................................  1,150,000    1,220,116
 North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, MBIA Insured, 6.50%,
 1/01/10 ...........................................................................................     80,000       84,662
 ETM, 1/01/10 ......................................................................................     20,000       22,932
                                                                                                                  -----------
                                                                                                                   2,383,920
                                                                                                                  -----------
 North Dakota .4%
 Grand Forks Health Care System Revenue, Altru Health System Obligation Group,
 MBIA Insured, 5.625%, 8/15/27 .....................................................................  5,500,000    5,699,540
 North Dakota State Building Authority Lease Revenue, Series B, Department of Corrections and
 Rehabilitation, AMBAC Insured,
  Pre-Refunded, 7.40%, 6/01/10 .....................................................................    150,000      161,051
 North Dakota State Building Authority Revenue, Refunding, Series A, AMBAC Insured, 6.75%, 6/01/11 .    300,000      322,179
                                                                                                                  -----------
                                                                                                                   6,182,770
                                                                                                                  -----------
 Ohio 3.6%
 Clermont County, Refunding, Building and Road Improvement, AMBAC Insured, 5.60%, 9/01/14 ..........  2,000,000    2,086,880
 Cleveland Apirport System Revenue, Series A, FSA Insured, 5.125%, 1/01/27 .........................  6,000,000    5,836,620
 Cleveland Waterworks First Mortgage Revenue, Series F, AMBAC Insured, 6.50%, 1/01/11 ..............  1,625,000    1,774,923
 Elyria GO, FGIC Insured, 5.40%, 12/01/17 ..........................................................  2,400,000    2,460,072
 Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 ........................  3,015,000    3,020,035
 Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 .....................  1,750,000    1,875,178

 Ohio (cont.)
 Montgomery County Hospital Facilities Revenue, Kettering Medical Center Facilities,
 MBIA Insured, Pre-Refunded, 7.50%, 4/01/14 ........................................................$12,720,000$  13,478,621
 Ohio HFA, SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 ............................................  3,185,000    3,376,928
 Ohio Municipal Electric Generation Agency, Joint Venture 5, AMBAC Insured, 5.375%, 2/15/24 ........  5,500,000    5,593,775
 Ohio State Turnpike Commission, Turnpike Revenue, Series A, MBIA Insured, 5.50%, 2/15/26 .......... 15,900,000   16,516,602
 University of Cincinnati COP, University of Cincinnati University Center Project,
  MBIA Insured, 5.125%, 6/01/24 ....................................................................  2,950,000    2,926,607
 West Holmes Local School District, MBIA Insured, 5.375%, 12/01/17 .................................  3,100,000    3,185,343
                                                                                                                  -----------
                                                                                                                  62,131,584
                                                                                                                  -----------
 Oklahoma 1.1%
 Grady County HFA, SFMR, Refunding, Series A, FGIC Insured, 6.70%, 1/01/12 .........................    595,000      638,161
 McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 .................................    300,000      344,706
 Moore Public Works Authority Revenue, Refunding, AMBAC Insured, 7.60%, 7/01/06 ....................  5,000,000    5,327,200
 Muskogee County, HFAR, Refunding, SFMR, Series A, FGIC Insured, 7.60%, 12/01/10 ...................    680,000      710,525
 Oklahoma State Turnpike Authority Revenue, Series A, AMBAC Insured, 6.00%, 1/01/12 ................  2,000,000    2,150,380
 Owasso Public Works Authority, Public Improvement Revenue, FSA Insured, Pre-Refunded,
  7.40%, 11/01/07 ..................................................................................  1,255,000    1,298,084
 Pottawatomie County Development Authority Water Revenue, North Deer Creek Reservoir Project,
  AMBAC Insured, Pre-Refunded,
  7.375%, 7/01/26 ..................................................................................    250,000      273,800
 Tulsa County HFAR, GNMA Secured,
 Series A, 8.30%, 12/01/19 .........................................................................  4,050,000    4,194,950
 Series D, 6.95%, 12/01/22 .........................................................................    295,000      313,676
 Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured, 6.75%, 12/01/14 .....  3,270,000    3,676,690
                                                                                                                  -----------
                                                                                                                  18,928,172
                                                                                                                  -----------
 Oregon 1.7%
 Chemeketa Community College District, FGIC Insured, 5.95%, 6/01/16 ................................  3,000,000    3,266,370
 Clackamas Oregon Community College District, MBIA Insured, 5.80%, 6/01/26 .........................  2,500,000    2,649,100
 Deschutes and Jefferson Counties School District No. 2-J, Redmond, MBIA Insured, 5.60%, 6/01/09 ...  1,500,000    1,579,020
 Josephine County School District No. 7, FGIC Insured, 5.70%, 6/01/13 ..............................  5,000,000    5,336,100
 Northern Wasco County, Peoples Utilities District, Oregon Electric Revenue,
  FGIC Insured, 5.625%, 12/01/22 ...................................................................  1,000,000    1,043,730
 Ontario Catholic Health Corp., Hospital Facilities Authority Revenue, Holy Rosary Medical Facility,
  Refunding, Series C, MBIA Insured,
  5.50%, 11/15/12 ..................................................................................    700,000      737,583
 Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 7/01/15 .................  1,500,000    1,531,050
 Oregon State Department of Administrative Services, COP, Series A,
 AMBAC Insured, 5.80%, 5/01/24 .....................................................................  5,000,000    5,360,450
 MBIA Insured, 5.70%, 5/01/17 ......................................................................  1,000,000    1,062,940
 Port of Portland International Airport Revenue, Portland International Airport, Series 11,
 FGIC Insured, 5.625%, 7/01/26 .....................................................................  1,000,000    1,035,960
 Washington County Unified Sewer Agency Revenue,
 Refunding, Senior Lien, Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ...................  1,000,000    1,115,630
 Senior Lien, FGIC Insured, 5.50%, 10/01/16 ........................................................  1,845,000    1,937,822
 Western Lane Hospital District, Hospital Facilities Authority Revenue, Refunding, Sisters of
 St. Joseph of Peace Health and Hospital Services,
  MBIA Insured, 5.875%, 8/01/12 ....................................................................  3,000,000    3,268,890
                                                                                                                  -----------
                                                                                                                  29,924,645
                                                                                                                  -----------
 Pennsylvania 1.7%
 Beaver County, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ..............................  2,000,000    2,227,380
 Cambria County Hospital Development Authority Revenue, Refunding and Improvement, Conemaugh
 Valley Hospital, Series B,
  Connie Lee Insured, 6.375%, 7/01/18 ..............................................................  5,000,000    5,346,750
 Delaware River Port Authority, Pennsylvania and New Jersey Delaware River Bridges Revenue,
  Refunding,  AMBAC Insured, 7.375%,  1/01/07 ......................................................  1,500,000    1,569,720
 Exeter Township School District, FGIC Insured, Pre-Refunded, 6.50%, 5/15/06 .......................    200,000      218,724
 Lehigh County General Purpose Authority Revenues, Hospital Healtheast, Inc., Series A,
 Refunding, MBIA Insured, 7.00%, 7/01/15 ...........................................................    100,000      107,094
 Montgomery County IDA Revenue, PCR, Philadelphia Electric Co., Series B,
  MBIA Insured, 6.70%, 12/01/21 ....................................................................  8,000,000    8,757,840
 Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%, 9/01/19 .....    500,000      559,035
 Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement,
 Series B, MBIA Insured, 8.00%, 11/01/09 ...........................................................  2,740,000    2,871,301
 Pennsylvania State Turnpike Commission Revenue, Refunding, Series P, AMBAC Insured, 6.00%, 12/01/17                 500,000
531,580
 Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%, 6/15/25   4,000,000    4,292,440
 Philadelphia Water and Waste Water Revenue, Refunding, FSA Insured, 5.50%, 6/15/15 ................  1,000,000    1,031,960
 Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM, 7.25%, 9/01/14 .     90,000      110,150
 Pennsylvania (cont.)
 Quaker Valley School District, FGIC Insured, 5.70%, 1/15/19 .......................................$ 2,000,000$    2,076,820
 Scranton-Lackawanna Health and Welfare Authority Revenue, Community Medical
 Center Project, BIG Insured, 7.875%, 7/01/10 ......................................................     10,000       10,334
                                                                                                                  -----------
                                                                                                                  29,711,128
                                                                                                                  -----------
 Rhode Island 1.5%
 Kent County Water Authority, General Revenue, Series A, MBIA Insured, 6.35%, 7/15/14 ..............  2,100,000    2,328,354
 Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 ..............................................  3,000,000    3,160,350
 Rhode Island Clean Water Financing Agency Revenue, Wastewater Treatment System, Cranston,
 MBIA Insured, 5.80%, 9/01/22 ...................................................................... 10,000,000   10,461,200
 Rhode Island Health and Educational Building Corp. Revenue, Higher Educational
 Facilities, Connie Lee Insured, Roger Williams Facility,
  Pre-Refunded, 7.25%, 11/15/24 ....................................................................  2,000,000    2,383,000
 Rhode Island Port Authority and Economic Development Corp. Revenue, Shepard Building Project,
  Series B,  AMBAC Insured, Pre-Refunded,
  6.75%, 6/01/25 ...................................................................................  2,000,000    2,308,160
 Rhode Island State, FGIC Insured,
 Series A, 6.25%, 6/15/07 ..........................................................................     75,000       82,526
 Series A, Pre-Refunded, 6.25%, 6/15/07 ............................................................    175,000      191,837
 Rhode Island State Health and Educational Building Corp. Revenue, Lifespan Obligation Group,
 MBIA Insured, 5.75%, 5/15/23 ......................................................................  1,750,000    1,844,448
 West Warwick GO, MBIA Insured, Pre-Refunded, 7.25%, 9/01/11 .......................................  2,000,000    2,256,480
                                                                                                                  -----------
                                                                                                                  25,016,355
                                                                                                                  -----------
 South Carolina .6%
 Charleston Waterworks and Sewer Revenue, Refunding and Improvement, AMBAC Insured, 6.00%, 1/01/16 .    250,000      264,790
 Cherokee County COP, Peachtree Centre Project, FSA Insured, Pre-Refunded, 7.05%, 9/01/11 ..........  2,910,000    3,244,184
 Edgefield County School District, Refunding, FSA Insured, 8.50%, 2/01/01 ..........................    250,000      280,875
 Luxington Water and Sewer Revenue, FSA Insured, 5.45%, 4/01/19 ....................................  2,320,000    2,380,042
 Piedmont Municipal Power Agency, South Carolina Electric Revenue, Refunding, FGIC Insured,
  6.25%, 1/01/21....................................................................................    200,000      231,684
 Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
 Series A, FSA Insured, ETM,  7.125%, 7/01/17 ......................................................  3,000,000    3,369,720
 Spartanburg Sanitation Sewer District, Sewer System Revenue Implementation, MBIA Insured,
  5.50%, 6/01/27....................................................................................    500,000      511,750
                                                                                                                  -----------
                                                                                                                  10,283,045
                                                                                                                  -----------
 South Dakota .7%
 Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 .........................................  4,800,000    5,006,016
 Lawrence County COP, Courthouse, FSA Insured, Pre-Refunded, 7.65%, 7/01/10 ........................  2,000,000    2,200,140
 Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 .................................  2,225,000    2,269,856
 South Dakota State Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 ..........................  2,720,000    3,276,458
 South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding, Series A,
 MBIA Insured, 5.50%, 4/01/17 ......................................................................     20,000       20,402
                                                                                                                  -----------
                                                                                                                  12,772,872
                                                                                                                  -----------
 Tennessee .4%
 Greater Tennessee Housing Assistance Corp., Mortgage Revenue, Refunding, Series A,
 MBIA Insured, 6.00%, 7/01/24 ......................................................................  1,435,000    1,482,958
 Johnson County Public Building Authority Revenue, Public Facilities, MBIA Insured, 5.125%, 9/01/20   1,665,000    1,657,274
 Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 ..........    200,000      217,696
 Trenton Special School District, AMBAC Insured, 5.75%, 11/01/20 ...................................  3,000,000    3,163,410
                                                                                                                  -----------
                                                                                                                   6,521,338
                                                                                                                  -----------
 Texas 8.8%
 Austin Combined Utility System Revenue, BIG Insured, Pre-Refunded,
 8.625%, 11/15/17 ..................................................................................  1,000,000    1,172,750
 Series A, 8.00%, 11/15/16 .........................................................................  3,000,000    3,353,640
 Austin Utility System Revenue, Refunding, FGIC Insured, 6.00%,
 5/15/15............................................................................................     35,000       36,546
 Pre-Refunded, 5/15/15 .............................................................................     15,000       15,408
 Bexar County HFC Revenue, GNMA Secured, Series A, 8.20%, 4/01/22 ..................................  3,305,000    3,467,771
 Brazos River Authority Revenue, Refunding, Houston Light and Power Co. Project,
 Series A, AMBAC Insured, 6.70%, 3/01/17 ...........................................................  2,000,000    2,201,880
 Series D, FGIC Insured, 7.75%, 10/01/15 ...........................................................  3,360,000    3,500,179
 Coastal Bend Health Facilities Development Corp., Series B, AMBAC Insured, 6.30%, 1/01/17 ......... 12,230,000   13,210,724
 Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ...................................................    730,000      771,625
 East Texas HFC, SFMR, Series 1990, GNMA Secured, 7.85%, 12/01/10 ..................................    710,000      753,715
 Texas (cont.)
 Faulkey Gully MUD, Refunding, Waterworks and Sewerage System, AMBAC Insured, 6.625%, 3/01/07 ......$ 1,520,000$   1,649,504
 Fort Bend County Levee Improvement District No. 011, AMBAC Insured, 6.00%,
 9/01/21............................................................................................  1,395,000    1,506,572
 9/01/22............................................................................................  1,495,000    1,589,364
 9/01/23............................................................................................  1,610,000    1,738,768
 Grand Prairie Health Facilities, Refunding, Dallas/Fort Worth Medical Center Project,
 AMBAC Insured, 6.875%, 11/01/10 ...................................................................  2,700,000    3,101,976
 Harris County Hospital District Mortgage Revenue, Refunding, AMBAC Insured, 7.40%, 2/15/10 ........  2,350,000    2,888,479
 Harris County Public Facilities Corp., Detention Facility Mortgage Revenue, MBIA Insured,
 Pre-Refunded, 7.80%, 12/15/11 .....................................................................  3,000,000    3,153,480
 Harris County Toll Road,
 Series A, FGIC Insured, 6.50%, 8/15/11 ............................................................     35,000       38,620
 Series A, Senior Lien, AMBAC Insured, 6.50%, 8/15/17 ..............................................  1,580,000    1,732,628
 Series B, Senior Lien, AMBAC Insured, 6.625%, 8/15/17 .............................................    240,000      244,798
 Houston Airport System Revenue, Subordinated Lien, FGIC Insured, Series A, 6.75%, 7/01/21 .........  2,500,000    2,706,725
 Houston Water and Sewer System Revenue, Refunding, Junior Lien, Series C,
 AMBAC Insured, 6.375%, 12/01/17 ...................................................................    935,000    1,014,886
 MBIA Insured, 5.75%, 12/01/15 .....................................................................    500,000      522,065
 MBIA Insured, 6.375%, 12/01/22 ....................................................................  6,380,000    6,925,618
 Lubbock HFC, SFMR, Refunding, Mortgage Extension Program, Series B, BIG Insured, 8.875%, 12/01/12 .    875,000      881,773
 Matagorda County Navigation District No. 1,
 PCR, Central Power and Light Co. Project, AMBAC Insured, 7.50%, 12/15/14 ..........................    200,000      217,488
 PCR, Refunding, Central Power and Light Co. Project, Series E, MBIA Insured, 6.10%, 7/01/28 ....... 12,850,000   13,427,993
 Refunding, Houston Light and Power Co., Series C, FGIC Insured, 7.125%, 7/01/19 ...................  2,000,000    2,116,320
 Refunding, Houston Light and Power Co., Series E, FGIC Insured, 7.20%, 12/01/18 ...................    100,000      107,102
 Revenue, Refunding, Houston Industrial, Inc. Project, Series A, MBIA Insured, 5.25%, 11/01/29 .....  3,185,000    3,103,209
 Revenue, Refunding, Houston Industrial, Inc. Project, Series B, MBIA Insured, 5.15%, 11/01/29 .....  2,750,000    2,699,235
 Palo Duro River Authority, Refunding, FSA Insured, 6.375%, 8/01/08 ................................  6,000,000    6,173,820
 Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding,
 AMBAC Insured, 5.45%, 2/15/25 .....................................................................  1,450,000    1,476,695
 Sabine River Authority, PCR, Refunding, Collateralized, Texas Utilities Electric Co. Project,
 FGIC Insured, 6.55%, 10/01/22 .....................................................................  3,250,000    3,536,098
 San Antonio Water Revenue, MBIA Insured,
 6.50, 5/15/10 .....................................................................................  2,920,000    3,210,540
 ETM, 6.50%, 5/15/10 ...............................................................................    775,000      913,609
 Pre-Refunded, 6.50%, 5/15/10 ......................................................................  1,505,000    1,672,567
 Refunding and Improvement, 5.60%, 5/15/21 .........................................................  3,250,000    3,367,228
 San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured, 5.125%, 8/15/20 ........  2,870,000    2,826,634
 San Patricio County COP, MBIA Insured, 6.60%, 4/01/07 .............................................  2,500,000    2,714,675
 Smithville HDC Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA Insured,
  6.40%, 1/01/22....................................................................................  1,075,000    1,139,909
 Southeast HDC Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 ................  1,170,000    1,263,869
 Tarrant County HFC, Health System Revenue, Harris Methodist Health System, MBIA Insured,
  6.00%, 9/01/24....................................................................................  3,250,000    3,523,065
 Tarrant County HFC, SFMR, GNMA Secured, Series A, ETM, 8.00%, 7/01/21 .............................  7,815,000    8,128,616
 Tarrant County Health Facilities Development Corp., Hospital Revenue, FT. Worth Osteopathic Hospital,
 MBIA Insured, 5.125%, 5/15/21 .....................................................................  2,905,000    2,864,040
 Texas Health Facilities Development Corp. Hospital Revenue, Refunding,
 All Saints Episcopal Hospitals, Series B, MBIA Insured, 6.25%, 8/15/22 ............................  2,500,000    2,707,975
 All Saints Episcopal Hospitals, Series B, MBIA Insured, 6.375%, 8/15/23 ...........................  4,885,000    5,310,484
 Cook-Fort Worth Medical Center Project, FGIC Insured, Pre-Refunded, 8.125%, 6/01/18 ...............  2,000,000    2,061,060
 Texas State Turnpike Authority Revenue, Dallas North Tollway, Refunding, AMBAC Insured,
  5.00%, 1/01/20....................................................................................  7,250,000    7,033,950
 Texas Water Resources Financial Authority Revenue, AMBAC Insured, 7.50%, 8/15/13 ..................  5,975,000    6,165,005
 Travis County HFC, SFMR, GNMA Secured, 8.20%, 4/01/22 .............................................  3,035,000    3,162,470
 Tyler Health Facilities Development COP, Hospital Revenue, East Texas Medical Center Project,
  FSA Insured, Series B, 5.50%, 11/01/17............................................................  1,000,000    1,025,020
 Series C, 5.60%, 11/01/27 .........................................................................  1,430,000    1,478,162
                                                                                                                  -----------
                                                                                                                 151,606,332
                                                                                                                  -----------
 Utah 1.3%
 Intermountain Power Agency, Power Supply Revenue, Refunding,
 Series A, AMBAC Insured, 5.50%, 7/01/20 ...........................................................  4,680,000    4,769,950
 Series B, MBIA Insured, 5.75%, 7/01/19 ............................................................  3,250,000    3,475,973

 Utah (cont.)
 Provo Electric System Revenue, Refunding, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 .......... $   40,000 $     58,767
 Utah County Hospital Revenue, IHC Health Services, Inc., MBIA Insured, 5.25%,
 8/15/21............................................................................................  5,000,000    4,986,450
 8/15/26............................................................................................  5,000,000    4,948,800
 Utah State Board of Regents, Student Loan Revenue, Series H, AMBAC Insured, 6.70%, 11/01/15 .......  1,080,000    1,147,003
 White City Water Implementation District, GO , Refunding, AMBAC Insured, 5.30%, 2/01/25 ...........  3,435,000    3,461,484
                                                                                                                  -----------
                                                                                                                  22,848,427
                                                                                                                  -----------
 Vermont .7%
 Swanton Village Electric System Revenue, Refunding, MBIA Insured, 5.75%, 12/01/19 .................  1,740,000    1,854,683
 Vermont, COP, MBIA Insured, 7.25%, 6/15/11 ........................................................  2,205,000    2,388,191
 Vermont Home Mortgage, Series B, MBIA Insured, 7.60%, 12/01/24 ....................................  6,630,000    7,030,784
 Vermont Municipal Bond Bank, Series 2, FSA Insured, 6.25%, 12/01/19 ...............................  1,000,000    1,072,310
                                                                                                                  -----------
                                                                                                                  12,345,968
                                                                                                                  -----------
 Virginia 1.4%
 Chesapeake Bay Bridge and Tunnel Commission, Virginia District Revenue, Refunding,
 General Resolution, MBIA Insured, 5.75%, 7/01/25 ..................................................  9,850,000   10,039,711
 Chesapeake IDA, Public Facilities, Lease Revenue, Chesapeake Jail Project, MBIA Insured,
  6.00%, 6/01/12....................................................................................  5,000,000    5,433,850
 Danville IDA, Hospital Revenue, Danville Regional Medical Center, Refunding, FGIC Insured,
  6.50%, 10/01/24...................................................................................  1,000,000    1,101,560
 Hampton Roads Regional Jail Authority, Regional Jail Facilities Revenue, Series A, MBIA Insured,
  5.00%, 7/01/28....................................................................................  3,405,000    3,326,787
 Spotsylvania County Water and Sewer System Revenue, MBIA Insured, 5.40%, 6/01/27 ..................  3,850,000    3,908,020
                                                                                                                  -----------
                                                                                                                  23,809,928
                                                                                                                  -----------
 Washington 5.0%
 Bellingham Housing Authority Revenue, Refunding, Pacific Rim and Cascade Meadows Projects,
 MBIA Insured, 5.20%, 11/01/27 .....................................................................  4,000,000    3,969,800
 Douglas County PUD No. 001, Electric Distribution System Revenue, MBIA Insured, 6.00%, 1/01/15 ....    900,000      976,266
 Everett COP, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 4/01/09 ................................    850,000      929,662
 Grant County PUD No. 002, Wanapum Hydro-Electric Revenue, Second Series, Series B,
 AMBAC Insured, 6.75%, 1/01/23 .....................................................................  2,000,000    2,162,860
 King County Public Hospital District No. 001, Hospital Facilities Revenue, Valley Medical Center, AMBAC Insured,
Pre-Refunded,
  King County Sewer, MBIA Insured, 6.125%, 1/01/33 .................................................  3,000,000    3,230,160
 Kitsap County School District No. 100-C, Refunding, MBIA Insured, 6.60%, 12/01/08 .................  1,015,000    1,118,662
 Klickitat County PUD No. 001, Electric Revenue, FGIC Insured,
 5.65%, 10/01/15 ...................................................................................  1,000,000    1,044,830
 5.75%, 10/01/27 ...................................................................................  1,000,000    1,048,180
 Mason County School District No. 402, Pioneer, MBIA Insured, 6.60%, 12/01/11 ......................  1,040,000    1,170,842
 Pierce County School District No. 003, Puyallup, FGIC Insured, 5.70%, 12/01/15 ....................  1,000,000    1,058,910
 Port of Longview, Cowlitz County, Airport and Marina Improvements, MBIA Insured, 6.00%, 11/01/15 ..  2,000,000    2,187,500
 Seatac Storm Water Revenue, MBIA Insured, 6.50%, 12/01/13 .........................................  2,890,000    3,196,196
 Seattle Metropolitan Sewer System Revenue, Series W, MBIA Insured, 6.30%, 1/01/33 ................. 11,000,000   11,778,690
 Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 .......................................  2,000,000    2,084,580
 Snohomish County PUD No. 001, Electric Revenue, Generation System, FGIC Insured, ETM,
  6.65%, 1/01/16....................................................................................  4,250,000    4,957,328
 Spokane Public Facilities District, Hotel, Motel and Sales Use Tax Revenue, Multi-Purpose Arena Project,
 AMBAC Insured, 6.50%, 1/01/18 .....................................................................  5,000,000    5,384,050
 Tacoma Electric System Revenue,
 Refunding, AMBAC Insured, 6.25%, 1/01/11 ..........................................................    500,000      540,115
 Refunding, FGIC Insured, 6.25%, 1/01/15 ...........................................................  6,190,000    6,711,693
 Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ...............................................  3,400,000    3,538,040
 Thurston and Pierce Counties, Community Schools, Series B, AMBAC Insured, 6.65%, 12/01/09 .........  1,305,000    1,450,455
 Washington Public Power Supply System, Nuclear Project No. 1 Revenue,
 Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 .................................................    420,000      449,824
 Refunding, Series A, MBIA Insured, Pre-Refunded, 6.25%, 7/01/17 ...................................     80,000       87,922
 Refunding, Series C, FGIC Insured, Pre-Refunded, 7.75%, 7/01/08 ...................................  2,500,000    2,755,675
 Washington State Health Care Facilities Authority Revenue, Swedish Hospital Medical Center,
 AMBAC Insured, 6.30%, 11/15/22 ....................................................................  3,250,000    3,476,168
 Washington State HFA, Series A, GNMA Secured, 7.70%, 7/01/32 ......................................  2,870,000    2,994,156
 Washington State University Revenues, Refunding, Housing and Dining System, MBIA Insured,
  6.40%, 10/01/24...................................................................................  6,130,000    6,751,153
 Western Washington University Revenue, Housing and Dining System, MBIA Insured,
 6.375%, 10/01/22 ..................................................................................  3,000,000    3,210,900
 Refunding, 6.70%, 10/01/11 ........................................................................  1,050,000    1,131,554
 Refunding, 6.375%, 10/01/21 .......................................................................  3,500,000    3,674,265
 Washington (cont.)
 Whatcom County School District No. 501, Bellingham, FGIC Insured, 6.125%, 12/01/13 ................$ 2,000,000  $ 2,176,100
 Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 6/01/19 .................    350,000      378,067
                                                                                                                  -----------
                                                                                                                  85,624,603
                                                                                                                  -----------
 West Virginia 2.0%
 Harrison County, Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C,
 AMBAC Insured, 6.75%, 8/01/24 ..................................................................... 11,560,000   12,798,423
 Monongalia County Building Community Hospital Revenue, Refunding, Monongalia General Hospital,
 Series B, MBIA Insured, 6.50%,
  7/01/17 ..........................................................................................  1,000,000    1,068,010
 South Charleston Hospital Revenue, Refunding, Herbert J. Thomas Memorial Hospital, BIG Insured,
  Pre-Refunded, 8.00%, 10/01/04.....................................................................  3,060,000    3,195,221
 10/01/10 ..........................................................................................  2,400,000    2,506,056
bWest Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 ...................................  5,000,000    4,857,850
 West Virginia State HDA, SFMR, MBIA Insured, 7.40%, 11/01/11 ......................................  2,000,000    2,041,180
 West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12 ..................  2,250,000    2,434,208
 West Virginia State Water Development Authority Revenue, FSA Insured,
 Loan Program II, Series B, Pre-Refunded, 7.50%, 11/01/29 ..........................................  3,000,000    3,233,910
 Refunding, Loan Program, Series A, 7.00%, 11/01/25 ................................................  2,750,000    3,005,503
                                                                                                                  -----------
                                                                                                                  35,140,361
                                                                                                                  -----------
 Wisconsin .5%
 Superior Limited Obligation Revenue, Refunding, Midwest Energy Resources, Series E,
 FGIC Insured, 6.90%, 8/01/21 ......................................................................  3,000,000    3,756,840
 Wisconsin Health Educational Revenue, Series A, FSA Insured, 7.50%,
 1/15/09............................................................................................  2,000,000    2,098,060
 Community Provider Program, 1/15/04 ...............................................................  1,965,000    2,061,320
 Wisconsin State Health and Educational Facilities Authority Revenue, Refunding, Series AA,
 MBIA Insured, 6.25%, 6/01/20 ......................................................................    500,000      531,880
                                                                                                                  -----------
                                                                                                                   8,448,100
                                                                                                                  -----------
 Wyoming 1.3%
 Gillette Health Facilities Revenue, Lutheran Hospital and Home Society, Refunding,
 MBIA Insured, 5.90%, 1/01/16 ......................................................................    500,000      528,370
 Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding, AMBAC Insured,
 6.00%, 9/15/24 ....................................................................................  9,885,000   10,530,985
 University of Wyoming, University Facilities Revenues, MBIA Insured, 7.10%, 6/01/10 ...............  2,245,000    2,366,140
 Wyoming CDA, AMBAC Insured, 6.00%, 6/01/23 ........................................................  6,750,000    7,018,110
 Wyoming Municipal Power Agency, Power Supply System Revenue, Refunding, Series A,
 MBIA Insured, 6.125%, 1/01/16 .....................................................................  2,000,000    2,143,681
                                                                                                                  -----------
                                                                                                                  22,587,286
                                                                                                                  -----------
 Total Long Term Investments (Cost $1,586,767,378)..................................................           1,700,742,870
                                                                                                                  -----------
aShort Term Investments .6%
 California Pollution Control Financing Authority, PCR, Refunding, Project-A,
 Daily VRDN and Put, 3.55%, 10/01/08 ...............................................................    400,000      400,000
 Irvine Ranch Water District, Construction Bonds, Series B, Daily VRDN and Put, 3.65%, 10/01/05 ....    500,000      500,000
 Hawaii State Finance and Development COP Revenue, Rental Housing System, Series A,
 Weekly VRDN and Put, 3.50%, 7/01/24 ...............................................................    100,000      100,000
 Kansas City, IDA, Hospital Revenue, Resh Health Services System, MBIA Insured,
 Daily VRDN and Put, 3.65%, 10/15/14 ...............................................................  1,200,000    1,200,000
 New York City Municipal Water Financing Authority, Water and Sewer System Revenue,
 Bond Purchase Agreement, FGIC Insured,
 Series C, Daily VRDN and Put, 3.65%, 6/15/23 ......................................................  3,500,000    3,500,000
 Series G, Daily VRDN and Put, 3.65%, 6/15/24 ......................................................    400,000      400,000
 Princeton Industrial, PCR, Refunding, PSI Energy, Inc. Project, Morgan Guaranty Trust Co. Insured,
 Daily VRDN and Put, 3.60%, 4/01/22 ................................................................  1,000,000    1,000,000
 Washington State Health Care Facilities Authority Revenue, Sisters of Providence, Series B,
 Daily VRDN and Put, 3.65%, 10/15/05 ...............................................................  2,790,000    2,790,000
                                                                                                                  -----------
 Total Short Term Investments (Cost $9,890,000).....................................................               9,890,000
                                                                                                                  -----------
 Total Investments (Cost $1,596,657,378) 99.3%......................................................           1,710,632,870
 Other Assets, less Liabilities .7%.................................................................              12,684,313
                                                                                                                  -----------
 Net Assets 100.0% .................................................................................          $1,723,317,183
                                                                                                                  -----------

 See glossary of terms on page 97.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed deliver basis.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Massachusetts Insured Tax-Free Income Fund
                                                                                      Year Ended February 28,
Class I                                                                     1998         1997       19962        1995        1994
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                                           $11.54     $11.65      $11.34      $11.81     $11.73
                                                                           --------------------------------------------------------
Income from investment operations:
 Net investment income                                                          .61        .63         .66         .66        .67
 Net realized and unrealized gains (losses)                                     .35       (.10)        .31        (.47)       .09
                                                                           --------------------------------------------------------
Total from investment operations                                                .96        .53         .97         .19        .76
                                                                           --------------------------------------------------------
Less distributions from:
 Net investment income                                                         (.61)      (.64)3      (.66)       (.66)      (.68)
 In excess of net investment income                                            (.01)        --          --          --         --
 Net realized gains                                                            (.13)        --          --          --         --
                                                                           --------------------------------------------------------
Total distributions                                                            (.75)      (.64)       (.66)       (.66)      (.68)
                                                                           --------------------------------------------------------
Net asset value, end of year                                                 $11.75     $11.54      $11.65      $11.34     $11.81
                                                                           ========================================================

Total return*                                                                  8.50%      4.75%       8.80%       1.83%      6.39%

Ratios/supplemental data
Net assets, end of year (000's)                                              $328,147   $325,065    $301,529   $288,331    $307,013
Ratios to average net assets:
 Expenses                                                                       .68%       .68%        .69%        .67%       .60%
 Net investment income                                                         5.21%      5.51%       5.67%       5.89%      5.69%
Portfolio turnover rate                                                       30.46%     29.22%      10.29%      16.90%     13.82%


Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                                           $11.59      $11.69       $11.36
                                                                           -----------------------------------
Income from investment operations:
 Net investment income                                                          .55         .57          .50
 Net realized and unrealized gains (losses)                                     .34        (.09)         .32
                                                                           -----------------------------------
Total from investment operations                                                .89         .48          .82
                                                                           -----------------------------------
Less distributions from:
 Net investment income                                                         (.55)       (.58)3       (.49)
 Net realized gains                                                            (.13)         --           --
                                                                           -----------------------------------
Total distributions                                                            (.68)       (.58)        (.49)
                                                                           -----------------------------------
Net asset value, end of year                                                 $11.80      $11.59       $11.69
                                                                           ===================================

Total return*                                                                  7.86%       4.22%        7.36%

Ratios/supplemental data
Net assets, end of year (000's)                                             $13,937      $6,378       $2,759
Ratios to average net assets:
 Expenses                                                                      1.25%       1.25%        1.26%**
 Net investment income                                                         4.59%       4.96%        5.06%**
Portfolio turnover rate                                                       30.46%      29.22%       10.29%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 3Includes distributions in excess of net investment income in the amount of $.001.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998



                                                                                                      PRINCIPAL
 Franklin Massachusetts Insured Tax-Free Income Fund                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
 Long Term Investments 98.5%

 Ashburnham and Westminister, Regional School District, MBIA Insured, 6.00%, 12/15/13 ..............$ 2,700,000 $ 2,904,093
 Attleboro Municipal Purpose GO, AMBAC Insured, 6.00%,
 7/01/11 ...........................................................................................  1,045,000   1,138,893
 7/01/12 ...........................................................................................  1,045,000   1,135,884
 7/01/13 ...........................................................................................    685,000     742,609
 7/01/14 ...........................................................................................    755,000     816,336
 Blackstone-Milville School District, AMBAC Insured, 6.50%,
 5/01/08 ...........................................................................................    705,000     772,976
 5/01/09 ...........................................................................................    750,000     819,315
 5/01/10 ...........................................................................................    795,000     866,892
 Boston Hospital Revenue, Refunding, Series B, FHA, MBIA Insured, 5.75%, 2/15/23 ................... 10,500,000  10,776,465
 Boston Water and Sewage Commission, General Revenue, Series A,
 BIG Insured, 7.25%, 11/01/06 ......................................................................  3,000,000   3,069,000
 GNMA Secured, Pre-Refunded, 7.10%, 11/01/19 .......................................................  1,400,000   1,500,240
 Central Berkshire GO, School District, MBIA Insured, 7.25%, 6/01/08 ...............................  1,095,000   1,184,845
 Framingham Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A,
 GNMA Secured, 6.65%, 2/20/32 ......................................................................  1,650,000   1,733,160
 Greenfield GO, MBIA Insured, 6.50%,
 10/15/08 ..........................................................................................    500,000     546,055
 10/15/09 ..........................................................................................    500,000     544,295
 Holyoke GO,
 Refunding, FSA Insured, 5.20%, 8/01/17 ............................................................    690,000     692,470
 School Project Loans, MBIA Insured, Pre-Refunded, 8.05%, 6/15/04 ..................................  1,000,000   1,180,930
 Hudson GO, MBIA Insured, 6.00%,
 5/15/13 ...........................................................................................    250,000     271,308
 5/15/14 ...........................................................................................    240,000     259,644
 Lenox GO, Refunding, AMBAC Insured,
 6.60%, 10/15/11 ...................................................................................  1,000,000   1,085,240
 6.625%, 10/15/15 ..................................................................................    500,000     541,285
 Leominster GO, MBIA Insured, Pre-Refunded, 7.50%, 4/01/09 .........................................    450,000     490,941
 Ludlow GO, School Project, Limited Tax, MBIA Insured,
 7.30%, 11/01/07 ...................................................................................    210,000     257,853
 7.30%, 11/01/08 ...................................................................................    210,000     260,543
 7.40%, 11/01/09 ...................................................................................    210,000     263,886
 Lynn Water and Sewer Commission, General Revenue, Series A,
 FSA Insured, 5.125%, 12/01/17 .....................................................................  3,000,000   2,972,160
 MBIA Insured, Pre-Refunded, 7.25%, 12/01/10 .......................................................  4,000,000   4,419,040
 Mansfield Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17 ...................................  1,685,000   1,687,106
 Martha's Vineyard, Regional High School District No. 100, AMBAC Insured,
 6.55%, 12/15/10 ...................................................................................    830,000     939,643
 6.60%, 12/15/11 ...................................................................................    725,000     820,135
 6.65%, 12/15/12 ...................................................................................    880,000     995,808
 6.70%, 12/15/14 ...................................................................................    210,000     237,191
 Mashpee GO, MBIA Insured, 5.50%, 2/01/17 ..........................................................  2,000,000   2,099,140
 Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12 ..........................................    500,000     545,760
 Massachusetts Bay Transportation Authority,
 COP, BIG Insured, 7.75%, 1/15/06 ..................................................................  2,500,000   3,068,250
 General Transportation System, Series A, FSA Insured, Pre-Refunded, 5.625%, 3/01/26 ...............  1,470,000   1,616,236
 General Transportation System, Series B, AMBAC Insured, 5.375%, 3/01/25 ...........................  4,570,000   4,653,083
bMassachusetts Educational Financing Authority, Education Loan Revenue, Issue G,
 MBIA Insured, 5.15%, 12/01/15 .....................................................................  2,000,000   1,988,320
 Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured, 7.25%, 1/01/09 ...  1,905,000   2,022,577
 Massachusetts Health and Educational Facilities Authority Revenue,
 Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 7/01/15 .......................  1,500,000   1,598,115
 Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ...................................  5,000,000   5,340,750
 Bentley College, Series I, MBIA Insured, 6.125%, 7/01/17 ..........................................  1,250,000   1,327,188
 Berklee College of Music, Series E, MBIA Insured, 5.00%, 10/01/16 .................................  1,180,000   1,163,102
 Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 7.50%, 10/01/08 ....................  2,000,000   2,083,320
 Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 6.75%, 10/01/19 ....................  1,500,000   1,526,760
 Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ..................................  5,500,000   5,922,840
 Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 7/01/13 ........................$ 1,900,000 $ 2,019,605
 Massachusetts Health and Educational Facilities Authority Revenue, (cont.)
 Beverly Hospital, Lot 2, Series D, MBIA Insured, Pre-Refunded, 7.30%, 7/01/19 .....................  4,000,000   4,261,520
 Boston College, Series J, FGIC Insured, 6.625%, 7/01/21 ...........................................  2,250,000   2,441,295
 Brigham and Women's Hospital, Series C, MBIA Insured, Pre-Refunded, 7.00%, 6/01/18 ................    500,000     529,485
 Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 .........................  1,000,000   1,003,140
 bCatholic Health East, Series B, AMBAC Insured, 5.00%, 11/15/28 ...................................  3,000,000   2,868,390
 Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16 ..........................  2,200,000   2,337,104
 Community College Program, Series A, Connie Lee Insured, 6.50%, 10/01/09 ..........................  1,000,000   1,104,260
 Community College Program, Series A, Connie Lee Insured, 6.60%, 10/01/22 ..........................  3,250,000   3,552,543
 Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 ...............................  5,595,000   5,759,717
 Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 ...............................  7,520,000   7,735,598
 Dana-Farber Cancer Institute, Series F, Refunding, FGIC Insured, 6.00%, 12/01/15 ..................  1,000,000   1,067,410
 Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 .............................. 26,730,000  27,074,550
 Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 7/01/15 ................  2,500,000   2,661,000
 Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 7/01/20 ........................... 11,465,000  12,241,868
 McLean Hospital, Refunding, Series C, FGIC Insured, 6.625%, 7/01/15 ...............................  1,280,000   1,406,835
 Milton Hospital, Series B, MBIA Insured, 7.00%, 7/01/16 ...........................................  2,400,000   2,601,912
 Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24 .....................................  6,500,000   7,092,800
 New England Deaconess Hospitals, Series D, AMBAC Insured, Pre-Refunded, 6.875%, 4/01/22 ...........  1,895,000   2,126,342
 Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 .................................  1,300,000   1,390,831
 Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 .................................  6,750,000   7,180,313
 Northeastern University, Series D, AMBAC Insured, 7.125%, 10/01/10 ................................  1,250,000   1,367,838
 Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ..................................  3,900,000   4,280,484
 Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ...............................  5,000,000   5,056,700
 Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.65%, 7/01/10 ..........................  1,025,000   1,128,781
 Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.70%, 7/01/20 ..........................    515,000     567,710
 Stonehill College, Series E, Refunding, MBIA Insured, 6.55%, 7/01/12 ..............................    890,000     976,330
 Stonehill College, Series E, Refunding, MBIA Insured, 6.60%, 7/01/20 ..............................  3,000,000   3,286,890
 Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 ........................................  1,690,000   1,779,435
 Suffolk University, Series B, Connie Lee Insured, 6.35%, 7/01/22 ..................................  3,000,000   3,223,410
 Tufts University, FGIC Insured, 5.95%, 8/15/18 ....................................................  5,000,000   5,258,850
 University Hospital, Series C, MBIA Insured, Pre-Refunded, 7.25%, 7/01/19 .........................  1,500,000   1,631,295
 Wentworth Institute of Technology, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 4/01/10 ..........  1,820,000   1,981,980
 Wheaton College, Series B, FSA Insured, Pre-Refunded, 7.25%, 7/01/19 ..............................  3,000,000   3,194,190
 Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 ..........................................  2,500,000   2,583,350
 Massachusetts State GO, Series B,
 AMBAC Insured, 6.50%, 8/01/11 .....................................................................  1,665,000   1,812,586
 MBIA Insured, 6.50%, 8/01/11 ......................................................................    855,000     930,787
 Massachusetts State HFA, Housing Revenue,
 Series 8, BIG Insured, 7.70%, 6/01/17 .............................................................  1,975,000   2,038,556
 SF, Series 57, MBIA Insured, 5.55%, 6/01/25 .......................................................  5,100,000   5,189,148
 SFMR, Series 18, MBIA Insured, 7.35%, 12/01/16 ....................................................  1,500,000   1,587,510
 Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%, 4/01/21 ....    430,000     522,717
 Massachusetts State HFA, SFHR, Series 53, MBIA Insured, 6.15%, 12/01/29 ...........................  2,500,000   2,660,550
 Massachusetts State Industrial Finance Agency Revenue,
 Babson College, Series A, MBIA Insured, 6.375%, 10/01/09 ..........................................    750,000     825,008
 Babson College, Series A, MBIA Insured, 6.50%, 10/01/22 ...........................................  3,105,000   3,384,077
 Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 ......................................  7,075,000   7,477,992
 College of the Holy Cross, Refunding, MBIA Insured, 5.625%, 3/01/26 ...............................  1,000,000   1,033,570
 Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 ...............  2,010,000   2,206,900
 Milton Academy, Series A, MBIA Insured, Pre-Refunded, 7.25%, 9/01/19 ..............................  1,000,000   1,070,290
 Saint Marks School Issue, MBIA Insured, 5.375%, 1/01/21 ...........................................  2,665,000   2,716,728
 Simons Rock College, AMBAC Insured, 5.50%, 6/01/17 ................................................  1,000,000   1,042,510
 Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 ................................................  1,560,000   1,600,654
 Suffolk University, AMBAC Insured, 5.25%, 7/01/17 .................................................  3,510,000   3,566,687
 Suffolk University, AMBAC Insured, 5.25%, 7/01/27 .................................................  2,000,000   2,013,420
 Trustees Deerfield Academy, 5.25%, 10/01/27 .......................................................  2,800,000   2,812,180
 Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 .........................  3,720,000   3,731,197
 Massachusetts State Industrial Finance Agency Revenue,(cont.)
 Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 ...............$ 3,500,000 $ 3,623,655
 Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27 ..............  4,000,000   3,919,520
 Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket Electric Co.,
 Series A, AMBAC Insured,  5.875%, 7/01/17 .........................................................  4,000,000   4,289,280
 Massachusetts State Municipal Wholesale Electric Co., Power Supply System Revenue, Series D,
 MBIA Insured, 6.125%, 7/01/19 .....................................................................  4,395,000   4,662,831
 Massachusetts State Port Authority Revenue,
 Series A, FGIC Insured, 7.50%, 7/01/20 ............................................................  3,980,000   4,327,892
 Series A, FGIC Insured, Pre-Refunded, 7.50%, 7/01/20 ..............................................  1,220,000   1,335,192
 Series A, US Air Project, MBIA Insured, 5.875%, 9/01/23 ...........................................  4,500,000   4,732,065
 Massachusetts State Port Authority Revenue Special Facilities, Bosfuel Project, MBIA Insured,
 5.625%, 7/01/19 ...................................................................................  2,215,000   2,286,965
 5.625%, 7/01/22 ...................................................................................  2,610,000   2,694,799
 5.625%, 7/01/27 ...................................................................................  1,500,000   1,548,735
 5.75%, 7/01/29 ....................................................................................  7,450,000   7,770,797
 Massachusetts State Turnpike Authority, Series A, MBIA Insured,
 Metropolitan Highway System Revenue, 5.00%, 1/01/27 ...............................................  5,000,000   4,843,850
 Western Turnpike Revenue, 5.55%, 1/01/17 ..........................................................  2,000,000   2,031,800
 Massachusetts State Water Resources Authority Revenue, Refunding, Series B, MBIA Insured,
  5.00%, 3/01/22....................................................................................  3,000,000   2,890,380
 Melrose Municipal Purpose GO, MBIA Insured,
 6.00%, 8/15/11 ....................................................................................    200,000     218,210
 6.05%, 8/15/12 ....................................................................................    200,000     218,762
 6.10%, 8/15/13 ....................................................................................    200,000     218,494
 6.10%, 8/15/14 ....................................................................................    200,000     217,908
 Millis School Project, GO, Unlimited Tax, AMBAC Insured, 7.40%,
 5/01/06............................................................................................    270,000     292,858
 5/01/07 ...........................................................................................    270,000     292,680
 5/01/08 ...........................................................................................    270,000     292,388
 Norfolk GO, AMBAC Insured, 6.00%,
 1/15/10 ...........................................................................................    450,000     482,931
 1/15/11 ...........................................................................................    425,000     457,066
 1/15/12 ...........................................................................................    375,000     403,294
 1/15/13 ...........................................................................................    300,000     322,362
 North Andover Massachusetts GO, FGIC Insured, 5.50%,
 1/15/14............................................................................................    850,000     897,439
 1/15/15............................................................................................    420,000     442,508
 North Andover Municipal Purpose, Limited Tax, MBIA Insured, 7.40%, 9/15/09 ........................    300,000     331,914
 North Attleborough GO, Limited Tax, AMBAC Insured, Pre-Refunded, 7.20%, 6/01/09 ...................    125,000     136,110
 North Attleborough, MBIA Insured, 5.70%, 1/15/16 ..................................................    850,000     899,895
 Northhampton Massachusetts, MBIA Insured, 5.60%, 5/15/17 ..........................................  1,085,000   1,136,418
 Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
 Series A, 7.80%, 10/15/21 .........................................................................    315,000     324,623
 Series B, 7.65%, 10/15/22 .........................................................................    595,000     633,009
 Salem GO, AMBAC Insured,
 6.70%, 8/15/05 ....................................................................................    425,000     468,720
 6.80%, 8/15/07 ....................................................................................    500,000     553,710
 Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%, 11/20/30 ...............  3,000,000   3,187,080
 South Essex Sewer District,
 AMBAC Insured, 6.25%, 11/01/11 ....................................................................    330,000     354,281
 Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 ..............................................  2,800,000   3,286,388
 Southbridge GO, AMBAC Insured, 6.375%, 1/01/12 ....................................................  2,375,000   2,563,646
 Whately GO, AMBAC Insured,
 6.20%, 1/15/07 ....................................................................................    215,000     232,793
 6.30%, 1/15/08 ....................................................................................    215,000     233,150
 6.40%, 1/15/10 ....................................................................................    200,000     216,916
 Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ..................................  1,335,000   1,457,887
 Worcester Municipal Purpose Loan, Series A, AMBAC Insured, 5.25%, 8/01/16 .........................  1,410,000   1,435,972
                                                                                                                  ----------
 Total Long Term Investments (Cost $315,207,175) ...................................................            337,045,683
                                                                                                                  ----------
 Massachusetts State Health and Educational Facilities Authority Revenue, Capital Asset Program,
 Series E, Daily VRDN and Put,  3.60%, 1/01/35 (Cost $3,000,000)....................................$ 3,000,000 $ 3,000,000
                                                                                                                  ----------
 Total Investments (Cost $318,207,175) 99.4% .......................................................            340,045,683
 Other Assets, less Liabilities .6% ................................................................              2,037,581
                                                                                                                  ----------
 Net Assets 100.0%..................................................................................           $342,083,264
                                                                                                                  ----------


 See glossary of terms on page 97.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. b\Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Michigan Insured Tax-Free Income Fund
                                                                          Year Ended February 28,
Class I                                                          1998           1997           19962       1995       1994
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                               $12.00         $12.09         $11.76      $12.24     $12.18
                                                                 ---------------------------------------------------------------
Income from investment operations:
 Net investment income                                              .63            .66            .68         .69        .70
 Net realized and unrealized gains (losses)                         .34           (.09)           .34        (.48)       .07
                                                                 ---------------------------------------------------------------
Total from investment operations                                    .97            .57           1.02         .21        .77
                                                                 ---------------------------------------------------------------
Less distributions from:
 Net investment income                                             (.63)          (.66)4         (.69)3      (.69)      (.71)
 In excess of net investment income                                (.01)            --             --          --         --
 Net realized gains                                                (.13)            --             --          --         --
                                                                 ---------------------------------------------------------------
Total distributions                                                (.77)          (.66)          (.69)       (.69)      (.71)
                                                                 ---------------------------------------------------------------
Net asset value, end of year                                     $12.20         $12.00         $12.09      $11.76     $12.24
                                                                 ===============================================================

Total return*                                                      8.37%          4.90%          8.86%       1.87%      6.18%

Ratios/supplemental data
Net assets, end of year (000's)                                 $1,142,565     $1,111,537     $1,115,454 $1,037,717 $1,055,452
Ratios to average net assets:
 Expenses                                                           .63%           .62%           .62%        .61%       .54%
 Net investment income                                             5.24%          5.52%          5.65%       5.87%      5.66%
Portfolio turnover rate                                           20.08%         30.03%          9.38%       9.12%      3.21%

Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                                   $12.07    $12.14     $11.77
Income from investment operations:
 Net investment income                                                  .57       .59        .51
 Net realized and unrealized gains (losses)                             .33      (.07)       .37
Total from investment operations                                        .90       .52        .88
Less distributions from:
 Net investment income                                                 (.57)     (.59)      (.51)
 Net realized gains                                                    (.13)       --         --
Total distributions                                                    (.70)     (.59)      (.51)
Net asset value, end of year                                         $12.27    $12.07     $12.14

Total return*                                                          7.70%     4.44%      7.58%

Ratios/supplemental data
Net assets, end of year (000's)                                      $32,873    $20,162    $6,683
Ratios to average net assets:
 Expenses                                                              1.20%     1.19%      1.20%**
 Net investment income                                                 4.67%     4.94%      5.03%**

Portfolio turnover rate 20.08% 30.03% 9.38% *Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
** Annualized
2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 3Includes distributions in excess of net investment income in the amount of $.001.
4Includes distributions in excess of net investment income in the amount of $.002.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998


                                                                                                      PRINCIPAL
 Franklin Michigan Insured Tax-Free Income Fund                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 Long Term Investments 99.2%
 Allegan Public School District, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 .......................$ 4,165,000 $ 4,617,902
 Allegan Public School District GO, School Building and Site, AMBAC Insured, Pre-Refunded,
   5.875%, 5/01/18..................................................................................  1,325,000   1,439,030
 Allendale Public School District, MBIA Insured,
 5.875%, 5/01/14 ...................................................................................  2,000,000   2,174,720
 School Building, Pre-Refunded, 6.00%, 5/01/24 .....................................................  3,750,000   4,152,450
 Almont Community Schools, FGIC Insured, 5.50%, 5/01/26 ............................................  1,925,000   1,974,415
 Alpena Public Schools GO, MBIA Insured, 5.625%, 5/01/22 ...........................................  1,665,000   1,739,342
 Anchor Bay School District, MBIA Insured, 5.50%, 5/01/26...........................................  7,380,000   7,587,821
 Avondale School District, AMBAC Insured, 5.75%, 5/01/22 ...........................................  3,850,000   4,042,462
 Bath Community Schools GO, Refunding, FGIC Insured, 5.75%, 5/01/25 ................................  1,625,000   1,696,549
 Battle Creek Downtown Development Authority, Refunding, MBIA Insured, 5.125%, 5/01/20 .............  4,500,000   4,496,715
 Belding Area Schools, Refunding, AMBAC Insured, 5.00%, 5/01/26 ....................................  2,485,000   2,397,528
 Berkley City School District, FGIC Insured,
 5.625%, 1/01/15 ...................................................................................  2,060,000   2,166,523
 6.00%, 1/01/19 ....................................................................................  2,125,000   2,274,303
 Big Rapids Public School District, Building and Site, FGIC Insured, 5.625%, 5/01/25 ...............  1,470,000   1,523,611
 Brandon School District, FGIC Insured, Pre-Refunded, 5.875%,
 5/01/16............................................................................................  5,540,000   6,194,108
 5/01/26............................................................................................  7,000,000   7,826,490
 Breitung Township School District GO,
 FSA Insured, Pre-Refunded, 7.20%, 5/01/19 .........................................................  7,500,000   8,018,250
 Refunding, MBIA Insured, 6.30%, 5/01/15 ...........................................................  2,935,000   3,172,559
 Byron Center Public Schools, Refunding, MBIA Insured, 5.875%, 5/01/24 .............................  5,250,000   5,536,283
 Cadillac Area Public Schools, FGIC Insured, 5.50%, 5/01/22.........................................  5,375,000   5,487,821
 Caledonia Community Schools,
 MBIA Insured, 5.85%, 5/01/22 ......................................................................  4,400,000   4,658,500
 Refunding, AMBAC Insured, 6.625%, 5/01/14 .........................................................  3,750,000   4,073,888
 Refunding, AMBAC Insured, 5.50%, 5/01/22 ..........................................................  1,500,000   1,536,390
 Calhoun County, Western Calhoun County Sanitary Sewer System No. 1, Township of Emmett,
  AMBAC Insured, Pre-Refunded,
  7.75%, 11/01/18 ..................................................................................  1,290,000   1,324,585
 Calumet, Laurium and Keweenaw Public Schools GO, FSA Insured, 5.875%, 5/01/20 .....................    875,000     917,639
 Cedar Springs Public School District, MBIA Insured, Pre-Refunded, 5.875%,
 5/01/19............................................................................................  4,175,000   4,599,222
 5/01/24............................................................................................  3,875,000   4,268,739
 Central Michigan University Revenue, FGIC Insured, 5.625%, 10/01/22 ...............................  2,500,000   2,608,300
 Chelsea School District, FGIC Insured, 5.875%, 5/01/25 ............................................  3,140,000   3,313,359
 Chippewa Valley Schools GO, BIG Insured, Pre-Refunded, 7.40%,
 5/01/07............................................................................................    500,000     528,055
 5/01/08 ...........................................................................................    500,000     528,055
 5/01/09............................................................................................    500,000     528,055
 5/01/10 ...........................................................................................    500,000     528,055
 Clarkston Community Schools, MBIA Insured, 5.25%, 5/01/23 .........................................  1,925,000   1,937,378
 Coldwater Community Schools, MBIA Insured, Pre-Refunded,
 6.20%, 5/01/15 ....................................................................................  1,100,000   1,238,446
 6.30%, 5/01/23 ....................................................................................  1,700,000   1,923,108
 De Witt Public Schools, AMBAC Insured,
 5.70%, 5/01/21 ....................................................................................  6,905,000   7,199,429
 5.50%, 5/01/26 ....................................................................................  5,500,000   5,634,695
 Dearborn EDC Hospital Revenue, Oakwood Obligation Group, Series A,
 FGIC Insured, 5.875%, 11/15/25 ....................................................................  4,400,000   4,647,588
 Refunding, MBIA Insured, 5.25%, 8/15/21 ...........................................................  1,000,000   1,001,990
 Detroit City School District, Series A, AMBAC Insured, 5.70%, 5/01/25 ............................. 14,000,000  14,602,000
 Detroit Sewage Disposal Revenue, Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 ................ 12,585,000  12,704,054
 Detroit State Aid GO, AMBAC Insured, Pre-Refunded, 7.20%, 5/01/09 .................................  6,000,000   6,351,960
 Detroit Water Supply System Revenue,
 FGIC Insured, Pre-Refunded, 7.25%, 7/01/20 ........................................................  3,500,000   3,823,540
 Refunding, FGIC Insured, 6.25%, 7/01/12 ...........................................................  5,000,000   5,381,500

 Detroit Water Supply System Revenue, (cont.)
 Series A, MBIA Insured, 5.00%, 7/01/27 ............................................................$ 5,000,000 $ 4,835,400
 Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 ..............................  5,000,000   5,003,850
 Dexter Community Schools, Refunding, AMBAC Insured, 5.70%, 5/01/14 ................................  1,050,000   1,102,059
 East Detroit School District, Refunding, FGIC Insured, 6.10%, 5/01/16 .............................  6,000,000   6,548,940
 East Lansing Building Authority GO, Refunding, AMBAC Insured, 7.00%, 10/01/16 .....................  1,250,000   1,321,625
 Eastern Michigan University Revenue,
 FGIC Insured, 5.50%, 6/01/27 ......................................................................  9,100,000   9,344,335
 Refunding, AMBAC Insured, 6.375%, 6/01/14 .........................................................  1,000,000   1,085,510
 Eaton Rapids Public Schools, Building and Site, MBIA Insured, 5.50%, 5/01/20 ......................  2,435,000   2,495,875
 Ecorse Public School District, FGIC Insured, 5.50%, 5/01/17 .......................................  5,000,000   5,194,100
 Farmington Hills Hospital Finance Authority Revenue, Refunding, Botsford General Hospital,
 Series A, MBIA Insured, 7.10%, 2/15/14 ............................................................ 10,140,000  10,978,984
 Ferndale School District GO, FGIC Insured,
 5.50%, 5/01/22 ....................................................................................  4,525,000   4,655,773
 Refunding, 5.375%, 5/01/21 ........................................................................  4,185,000   4,246,771
 Ferris State College Revenue, AMBAC Insured,
 6.15%, 10/01/14 ...................................................................................  1,000,000   1,088,870
 6.25%, 10/01/19 ...................................................................................  1,000,000   1,084,470
 Ferris State University Revenue, AMBAC Insured,
 5.75%, 10/01/17 ...................................................................................  2,500,000   2,652,975
 5.85%, 10/01/22 ...................................................................................  2,500,000   2,648,200
 5.90%, 10/01/26 ...................................................................................  6,600,000   7,016,988
 Fowlerville Community School District,
 MBIA Insured, 5.60%, 5/01/21 ......................................................................  2,000,000   2,073,760
 Refunding, FGIC Insured, 5.75%, 5/01/20 ...........................................................  2,150,000   2,240,601
 Gibraltar School District GO, FSA Insured, Pre-Refunded, 7.00%, 5/01/15 ...........................  4,000,000   4,148,960
 Gladstone Area Public Schools GO, AMBAC Insured, 5.50%, 5/01/26 ...................................  1,500,000   1,537,830
 Godfrey-Lee Public School District, MBIA Insured, 5.50%, 5/01/27 ..................................  1,150,000   1,174,794
 Gogebic-Iron Wastewater Authority, Wastewater Treatment System Revenue, Refunding,
 MBIA Insured, 5.95%, 1/01/15 ......................................................................  1,015,000   1,075,504
 Grand Haven Area Public Schools, Refunding, MBIA Insured, 6.05%, 5/01/14 ..........................  5,000,000   5,391,500
 Grand Ledge Public School District, MBIA Insured,
 Pre-Refunded, 6.60%, 5/01/24 ...................................................................... 10,000,000  11,503,500
 Refunding, 5.375%, 5/01/24 ........................................................................ 13,105,000  13,317,170
 Grand Rapids Community College, MBIA Insured, 5.90%,
 5/01/19............................................................................................    610,000     641,732
 5/01/22............................................................................................  1,725,000   1,810,715
 Grand Rapids Downtown Development Authority, Tax Increment Revenue, MBIA Insured, 6.875%, 6/01/24 .  7,500,000   8,463,300
 Grand Rapids Sanitary Sewer System Revenue, Refunding and Improvement, MBIA Insured, 6.00%, 1/01/20  3,850,000   3,921,418
 Grand Rapids Water Supply System Revenue, FGIC Insured, Pre-Refunded, 7.25%, 1/01/20 ..............  5,375,000   5,795,916
 Grand Traverse County Building Authority, AMBAC Insured, 5.75%, 9/01/15 ...........................  1,700,000   1,779,526
 Grand Traverse County Hospital Finance Authority Revenue, Refunding, Munson Healthcare,
  Series A, AMBAC Insured, 6.25%,
 7/01/12 ...........................................................................................  2,500,000   2,699,950
 7/01/22 ...........................................................................................  7,900,000   8,499,531
 Greenville Public School Building GO, MBIA Insured, 5.75%,
 5/01/19............................................................................................  1,850,000   1,933,269
 5/01/24............................................................................................  1,050,000   1,094,426
 Grosse Ile Township School District, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ...................  5,100,000   5,750,250
bHancock Hospital Finance Authority Revenue, Portage Health, MBIA and FHA Insured, 5.45%, 8/01/47 ..  4,400,000   4,399,736
 Harrison Community Schools GO, AMBAC Insured, 6.25%, 5/01/13 ......................................  4,715,000   5,196,307
 Haslett Public School District GO,
 FSA Insured, Pre-Refunded, 7.50%, 5/01/20 .........................................................  4,000,000   4,337,880
 MBIA Insured, 5.70%, 5/01/26 ......................................................................  3,900,000   4,077,918
 Refunding, FSA Insured, 6.625%, 5/01/19 ...........................................................  3,875,000   4,202,011
 Hastings School District, FGIC Insured, 5.625%, 5/01/15 ...........................................  1,000,000   1,050,320
 Holland School District GO, Refunding, AMBAC Insured, 6.375%, 5/01/10 .............................  2,000,000   2,165,920
 Holly Area School District, FGIC Insured, 5.625%, 5/01/25 .........................................  8,775,000   9,151,799

 Holt Public Schools, Building and Site, MBIA Insured, Pre-Refunded,
 6.30%, 5/01/20 ....................................................................................$ 2,525,000 $ 2,730,510
 6.50%, 5/01/21 ....................................................................................  1,425,000   1,549,360
 Hopkins Public Schools, FGIC Insured,
 5.70%, 5/01/21 ....................................................................................  4,000,000   4,185,480
 5.50%, 5/01/26 ....................................................................................  1,000,000   1,024,490
 Houghton-Portage Township School District,
 FSA Insured, Pre-Refunded, 7.00%, 5/01/17 .........................................................  2,700,000   2,800,548
 Refunding, AMBAC Insured, 6.00%, 5/01/14 ..........................................................  2,000,000   2,143,340
 Howell Public Schools, MBIA Insured, 5.60%, 5/01/21 ...............................................  3,475,000   3,580,571
 Hudsonville Building Authority, Pre-Refunded, AMBAC Insured, 6.60%, 10/01/17 ......................    750,000     839,918
 Hudsonville Public Schools GO, Refunding, Series B, FGIC Insured, Pre-Refunded,
 6.05%, 5/01/19 ....................................................................................  2,000,000   2,235,560
 6.10%, 5/01/24 ....................................................................................  2,000,000   2,240,940
 Huron Valley School District, FGIC Insured,
 5.75%, 5/01/22 ....................................................................................  2,350,000   2,453,471
 Refunding, 6.125%, 5/01/20 ........................................................................ 11,535,000  12,301,962
 Jackson County GO, Pre-Refunded, 8.60%, 4/01/12 ...................................................    400,000     411,448
 Kalamazoo Hospital Finance Authority Facility Revenue,
 Borgess Medical Center, Series A, AMBAC Insured, 5.625%, 6/01/14 ..................................  3,805,000   4,021,581
 Refunding and Improvement, Bronson Methodist, MBIA Insured, 5.875%, 5/15/26 ....................... 25,940,000  27,351,914
 Refunding and Improvement, Bronson Methodist, Series A, MBIA Insured, 6.25%, 5/15/12 ..............  5,000,000   5,451,200
 Refunding and Improvement, Bronson Methodist, Series A, MBIA Insured, 6.375%, 5/15/17 .............  2,460,000   2,675,767
 Kelloggsville Public School District GO, FGIC Insured, 5.75%, 5/01/13 .............................  1,000,000   1,052,740
 Kenowa Hills Public Schools, MBIA Insured, 5.875%,
 5/01/21............................................................................................  1,235,000   1,298,121
 5/01/26............................................................................................  9,000,000   9,459,990
 Kent County Michigan Airport Facility Revenue, Kent County International Airport, MBIA Insured, 5.00%,
 1/01/21............................................................................................  3,885,000   3,761,418
 1/01/28............................................................................................  4,180,000   4,010,919
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
 MBIA Insured, 5.625%, 1/15/26 ..................................................................... 15,500,000  16,038,470
 Lake Linden-Hubbell Public Schools, FSA Insured,
 5.40%, 5/01/18 ....................................................................................    825,000     843,497
 5.50%, 5/01/23 ....................................................................................    675,000     694,595
 Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 .................  2,200,000   2,272,776
 Lake Shore Public Schools, Macomb County, FSA Insured, 5.50%,
 5/01/17............................................................................................  4,500,000   4,670,055
 5/01/20............................................................................................  3,540,000   3,634,483
 Lake Superior State University Revenue,
 AMBAC Insured, Pre-Refunded, 6.375%, 11/15/15 .....................................................  1,500,000   1,716,075
 MBIA Insured, Pre-Refunded, 6.50%, 11/15/11 .......................................................  2,135,000   2,370,960
 Lakeshore Public Schools, Berrien County, MBIA Insured, 5.70%, 5/01/22 ............................  3,500,000   3,653,020
 Lakeview Community Schools GO, Refunding, MBIA Insured, 6.75%, 5/01/13 ............................  1,500,000   1,629,840
 Lakewood Public Schools, MBIA Insured,
 5.375%, 5/01/20 ...................................................................................  3,300,000   3,342,108
 5.75%, 5/01/22 ....................................................................................  2,200,000   2,297,262
 Lansing Building Authority, Refunding, MBIA Insured, 5.60%, 6/01/19 ...............................  1,470,000   1,518,025
 Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/25   3,500,000   3,911,775
 Lincoln Park School District, FGIC Insured,
 5.85%, 5/01/15 ....................................................................................  2,885,000   3,090,729
 5.90%, 5/01/26 ....................................................................................  6,050,000   6,459,464
 Marquette City Hospital Finance Authority Revenue, Refunding, Marquette General Hospital,
 Series C, AMBAC Insured, Pre-Refunded, 7.50%, 4/01/07 .............................................  5,000,000   5,298,200
 Series D, FSA Insured, 5.875%, 4/01/11 ............................................................  4,525,000   4,921,662
 Series D, FSA Insured, 6.10%, 4/01/19 .............................................................  5,225,000   5,683,807
 Marysville Public School District, MBIA Insured, 5.75%, 5/01/22 ...................................  1,100,000   1,145,364
 Mason Public School District, FGIC Insured, 5.40%, 5/01/21 ........................................  1,400,000   1,421,098

 Mattawan Consolidated School District, AMBAC Insured, Pre-Refunded,
 7.50%, 5/01/13 ....................................................................................  $ 775,000   $ 795,142
 7.55%, 5/01/16 ....................................................................................    775,000     795,204
 Menominee Area Public School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/20 ................  2,675,000   2,855,482
 Merrill Community School District, FGIC Insured, 5.60%, 5/01/26 ...................................  4,000,000   4,141,600
 Michigan Higher Education Student Loan Authority Revenue, Series XIII-A, MBIA Insured,
 7.40%, 10/01/04 ...................................................................................  1,360,000   1,445,163
 7.55%, 10/01/08 ...................................................................................  1,325,000   1,397,610
 Michigan Municipal Bond Authority Revenue, Local Government Loan Program,
 Group 15, AMBAC Insured, 7.60%, 5/01/09 ...........................................................    850,000     888,403
 Refunding, Series G, AMBAC Insured, 6.75%, 11/01/14 ...............................................  6,490,000   7,317,929
 Refunding, Series G, AMBAC Insured, 6.80%, 11/01/14 ...............................................  1,650,000   1,865,144
 Refunding, Series G, AMBAC Insured, 6.80%, 11/01/23 ...............................................    825,000     923,522
 Series C, MBIA Insured, 6.00%, 11/01/10 ...........................................................  3,790,000   4,105,442
 Michigan State Building Authority Revenue,
 Detroit Regional Prisons, Series I, MBIA Insured, Pre-Refunded, 7.25%, 10/01/08 ................... 10,000,000  10,533,100
 Refunding, Series I, AMBAC Insured, 6.25%, 10/01/20 ...............................................  1,500,000   1,602,060
 Series II, MBIA Insured, 6.25%, 10/01/20 ..........................................................  4,645,000   4,976,932
 Series II, MBIA Insured, ETM, 7.40%, 4/01/01 ......................................................  5,000,000   5,283,850
 Michigan State Comprehensive Transportation Revenue,
 Refunding, Series 1988-II, 7.625%, 5/01/11 ........................................................  1,750,000   1,795,098
 Series A, MBIA Insured, 5.50%, 5/15/22 ............................................................  4,500,000   4,548,240
 Michigan State HDA, Series A,
 MFHR, FGIC Insured, 7.55%, 7/01/09 ................................................................  2,880,000   2,997,936
 MFHR, FGIC Insured, 7.65%, 7/01/15 ................................................................  2,945,000   3,059,708
 MFHR, FGIC Insured, 7.70%, 7/01/18 ................................................................  4,415,000   4,543,609
 SFMR, AMBAC Insured, 5.95%, 6/01/17 ...............................................................  2,500,000   2,620,925
 SFMR, AMBAC Insured, 6.05%, 12/01/27 ..............................................................  1,000,000   1,060,200
 Michigan State Hospital Finance Authority Revenue,
 Crittenton Hospital, Series A, FGIC Insured, 6.75%, 3/01/20 .......................................  1,750,000   1,842,838
 Holland Community Hospital, AMBAC Insured, 5.625%, 1/01/28 ........................................  3,000,000   3,106,800
 Mercy Health Services, Series R, AMBAC Insured, 5.375%, 8/15/16 ...................................  1,500,000   1,528,170
 Mercy Health Services, Series U, MBIA Insured, 5.75%, 8/15/26 .....................................  2,300,000   2,418,105
 Mercy Health Services, Series W, FSA Insured, 5.25%, 8/15/27 ......................................  8,605,000   8,540,893
 Refunding, Detroit Medical Group, Series A, AMBAC Insured, 5.50%, 8/15/24 ......................... 15,000,000  15,345,000
 Refunding, Mercy Health Services, Series T, MBIA Insured, 5.75%, 8/15/15 .......................... 10,525,000  11,146,607
 Refunding, MidMichigan Obligation Group, Series A, FSA Insured, 5.375%, 6/01/27 ...................  7,500,000   7,554,525
 Refunding, Oakland General Hospital Obligation, AMBAC Insured, 7.00%, 7/01/15 .....................  9,020,000   9,518,175
 Refunding, Sparrow Obligated Group, MBIA Insured, 6.50%, 11/15/11 .................................  1,500,000   1,638,285
 bRefunding, St. John's Health System, Series A, AMBAC Insured, 5.125%, 5/15/17 .................... 14,500,000  14,298,450
 Refunding, St. John's Hospital, Series A, AMBAC Insured, 6.00%, 5/15/13 ...........................  3,445,000   3,690,008
 Refunding, St. John's Hospital, Series A, AMBAC Insured, 6.25%, 5/15/14 ...........................  9,545,000  10,309,555
 St. John Hospital & Medical Center, Series A, AMBAC Insured, 5.25%, 5/15/26 ....................... 17,880,000  17,878,391
 Michigan State Strategic Fund Limited Obligation Revenue,
 Refunding, Detroit Edison Co., Pollution Project, FGIC Insured, 6.875%, 12/01/21 .................. 20,000,000  21,912,200
 Refunding, Detroit Edison Co., Pollution Project, Series AA, FGIC Insured, 6.95%, 5/01/11 .........  5,000,000   6,127,500
 Refunding, Detroit Edison Co., Pollution Project, Series BB, AMBAC Insured, 7.00%, 5/01/21 ........  3,000,000   3,822,210
 Refunding, Detroit Edison Co., Pollution Project, Series BB, MBIA Insured, 6.05%, 10/01/23 ........  1,285,000   1,374,590
 Refunding, Detroit Edison Co., Pollution Project, Series BB, MBIA Insured, 6.20%, 8/15/25 ......... 10,250,000  11,215,653
 Refunding, Detroit Edison Co., Pollution Project, Series CC, FGIC Insured, 6.95%, 9/01/21 .........  5,540,000   6,057,547
 Refunding, Detroit Edison Co., Pollution Project, Series CC, MBIA Insured, 6.05%, 10/01/23 ........  5,825,000   6,231,119
 St. John-Bon Secours Care Center, 7.90%, 11/15/16 .................................................  1,800,000   1,850,112
 Michigan State Trunk Line,
 Refunding, Series B, AMBAC Insured, 5.50%, 10/01/21 ...............................................  1,400,000   1,428,238
 Refunding, Series B, MBIA Insured, 5.50%, 10/01/21 ................................................  4,500,000   4,590,765
 Series A, FGIC Insured, 5.625%, 11/01/20 ..........................................................  2,765,000   2,893,130
 Series A, FGIC Insured, 5.50%, 10/01/21 ...........................................................  1,475,000   1,504,751
 Series A, FGIC Insured, 5.80%, 11/15/24 ...........................................................  6,000,000   6,334,664
 Michigan State Trunk Line, (cont.)
 Series A, FGIC Insured, 5.625%, 11/01/26 ..........................................................$ 8,990,000 $ 9,406,597
 Monroe County PCR, Detroit Edison Co.,
 Series 1, MBIA Insured, 6.875%, 9/01/22 ...........................................................  4,000,000   4,360,760
 Series 1-B, MBIA Insured, 6.55%, 9/01/24 ..........................................................  4,000,000   4,341,400
 Series CC, AMBAC Insured, 7.50%, 12/01/19 ......................................................... 10,000,000  10,849,800
 Series CC, MBIA Insured, 6.55%, 6/01/24 ...........................................................  1,150,000   1,245,059
 Morley-Stanwood Community Schools, Building and Site, FGIC Insured, 5.625%, 5/01/21 ...............  2,000,000   2,063,820
 Muskegon Public Schools, Series 95, FGIC Insured, 5.25%,
 5/01/18............................................................................................  1,900,000   1,922,477
 5/01/21............................................................................................  2,000,000   2,017,000
 Northern Michigan University Revenue, AMBAC Insured, 5.60%, 12/01/13 ..............................  1,715,000   1,784,115
 Northview Public School District, Refunding, MBIA Insured, 5.80%, 5/01/21 .........................  4,500,000   4,756,095
bNovi Community School District,
Building and Site, FGIC Insured, 5.30%, 5/01/21.....................................................  1,960,000   1,971,446
FGIC Insured, Pre-Refunded, 6.125%, 5/01/18.........................................................  4,750,000   5,269,840
 Novi Michigan Water Supply & Sew Disposal System Revenue, MBIA Insured, 5.00%, 7/01/19 ............  2,000,000   1,936,140
 Oakland Community College District, Washtenaw County, AMBAC Insured, 6.65%, 5/01/11 ...............  3,500,000   3,896,900
 Otsego Public School District, Building and Site, FSA Insured, Pre-Refunded, 6.625%, 5/01/16 ......  2,270,000   2,520,290
 Paw Paw Public School District, Building and Site, FGIC Insured, 5.625%, 5/01/25 ..................  3,500,000   3,634,260
 Petoskey Hospital Finance Authority Facilities Revenue, Northern Michigan Hospital, MBIA Insured,
 Pre-Refunded, 6.75%, 11/15/19 .....................................................................  1,000,000   1,067,930
 Pre-Refunded, 7.00%, 11/15/07 .....................................................................  4,500,000   4,824,000
 Refunding, 5.00%, 11/15/18 ........................................................................  3,000,000   2,905,770
 Pinckney Community Schools, Livingston and Washtenaw Counties, FGIC Insured, 5.50%, 5/01/27 ....... 10,700,000  10,985,583
 Plymouth-Canton Community School District,
 Refunding, AMBAC Insured, 5.50%, 5/01/13 ..........................................................  4,000,000   4,155,360
 Series C, FGIC Insured, 6.50%, 5/01/16 ............................................................  3,500,000   3,834,670
 Series C, MBIA Insured, 6.50%, 5/01/16 ............................................................  3,000,000   3,286,860
 Pontiac General Building Authority, Pre-Refunded, AMBAC Insured, 6.875%, 4/01/06 ..................  1,305,000   1,424,838
 Port Huron School District,
 FSA Insured, Pre-Refunded, 7.25%, 5/01/15 .........................................................  5,500,000   5,987,025
 Refunding, AMBAC Insured, 6.00%, 5/01/12 ..........................................................  4,500,000   4,787,190
 Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
 6.10%, 10/01/14 ...................................................................................    770,000     851,435
 6.20%, 10/01/20 ...................................................................................    670,000     740,558
 Portage Public Schools GO, MBIA Insured, 5.625%, 5/01/19 ..........................................  2,750,000   2,843,775
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
 ETM, 8.75%, 7/01/00 ...............................................................................    500,000     554,765
 Pre-Refunded, 9.00%, 7/01/09 ......................................................................  2,500,000   3,191,550
 Puerto Rico Commonwealth Public Improvement GO, MBIA Insured, 6.75%, 7/01/06 ......................  2,280,000   2,335,336
 Puerto Rico Electric Power Authority Revenue,
 Refunding, Series B, MBIA Insured, 5.00%, 7/01/07 .................................................  5,145,000   5,435,127
 Refunding, Series U, FSA Insured, 6.00%, 7/01/14 ..................................................  3,400,000   3,685,940
 Series AA, MBIA Insured, 5.00%, 7/01/08 ...........................................................  7,335,000   7,721,481
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Insured, 6.85%, 10/15/23 ...................  1,290,000   1,377,114
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ........................  8,700,000   9,516,843
 Redford Unified School District No. 1, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ................. 14,090,000  15,873,935
 Rockford Public Schools GO, Refunding,
 AMBAC Insured, 5.875%, 5/01/19 ....................................................................  3,900,000   4,059,783
 FGIC Insured, 5.25%, 5/01/22 ......................................................................  1,250,000   1,254,413
 FGIC Insured, 5.25%, 5/01/27 ......................................................................  3,000,000   3,004,080
 FSA Insured, 5.875%, 5/01/19 ......................................................................  3,150,000   3,279,056
 MBIA Insured, 5.875%, 5/01/12 .....................................................................  1,850,000   1,946,755
 MBIA Insured, 5.875%, 5/01/19 .....................................................................  1,925,000   2,003,867
 Romulus Community Schools, Refunding, FGIC Insured, 5.75%,
 5/01/13 ...........................................................................................    690,000     729,261
 5/01/17 ...........................................................................................  1,200,000   1,254,972
 Romulus Community Schools, Refunding, FGIC Insured, 5.75% (cont.)
 5/01/22 ...........................................................................................$ 5,435,000 $ 5,667,346
 Royal Oak Hospital Finance Authority Revenue, Refunding, MBIA Insured, 6.25%, 1/01/19 .............  5,000,000   5,324,550
 Saginaw Hospital Finance Authority Revenue, Refunding, St. Luke's Hospital Project, MBIA Insured,
 Series C, 6.875%, 7/01/14 .........................................................................  5,325,000   5,741,042
 Series C, 6.75%, 7/01/17 ..........................................................................  2,000,000   2,146,760
 Series C, 6.00%, 7/01/21 ..........................................................................  3,875,000   3,995,590
 Series D, 6.50%, 7/01/11 ..........................................................................  1,000,000   1,085,420
 Saranac Community School District, Building and Site, MBIA Insured, 5.25%, 5/01/21 ................  1,350,000   1,368,671
 Sault Ste. Marie Water Treatment GO, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/10 ..................  2,000,000   2,147,780
 Schoolcraft Community School District, FGIC Insured,
 5.75%, 5/01/21 ....................................................................................  3,575,000   3,727,116
 5.375%, 5/01/26 ...................................................................................  1,000,000   1,008,190
 Shelby Charter Township Building Authority, AMBAC Insured, Pre-Refunded, 5.75%,
 11/01/11 ..........................................................................................    750,000     806,385
 11/01/12 ..........................................................................................    750,000     806,385
 Shelby Public School District, Series 95, MBIA Insured, 5.625%, 5/01/21 ...........................  1,925,000   2,003,194
 South Haven Public Schools, Refunding, FGIC Insured, 5.50%,
 5/01/13 ...........................................................................................  1,000,000   1,037,620
 5/01/17 ...........................................................................................  1,725,000   1,779,372
 South Redford School District, FGIC Insured, 5.50%, 5/01/22 .......................................  4,610,000   4,753,417
 St. Clair County Building Authority, MBIA Insured, 5.25%,
 4/01/18............................................................................................  2,065,000   2,082,594
 4/01/21............................................................................................  2,400,000   2,403,600
 St. Clair County EDC, PCR, Refunding, Detroit Edison Co., Series DD, AMBAC Insured, 6.05%, 8/01/24   7,745,000   8,212,643
 St. Johns Public Schools, FGIC Insured,
 5.625%, 5/01/20 ...................................................................................  7,000,000   7,274,890
 5.75%, 5/01/25 ....................................................................................  2,000,000   2,087,260
 Sturgis Public School District, MBIA Insured, Pre-Refunded, 6.10%, 5/01/18 ........................  1,000,000   1,104,240
 Thornapple Kellogg School District, FGIC Insured, 5.375%, 5/01/22 .................................  1,960,000   1,978,522
 Three Rivers Community Schools, Building and Site, MBIA Insured, Pre-Refunded, 6.00%, 5/01/23 .....  2,400,000   2,703,864
 Traverse City Area Public Schools, Building and Site, Series I, MBIA Insured, 5.70%, 5/01/20 ......  4,550,000   4,762,895
 University Revenues Medical Service Plan, MBIA Insured, 6.50%, 12/01/21 ...........................  2,365,000   2,536,368
 Vestaburg Community Schools, Refunding, MBIA Insured, 5.50%, 5/01/26 ..............................  1,000,000   1,024,490
 Vicksburg Community Schools, Refunding, MBIA Insured, 5.625%,
 5/01/12 ...........................................................................................  2,175,000   2,279,487
 5/01/20 ...........................................................................................  1,000,000   1,037,140
 Walled Lake Consolidated School District, Refunding, MBIA Insured, 5.50%, 5/01/22 .................  3,000,000   3,077,880
 Wayland Union School District, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24 .........................  2,000,000   2,327,200
 Wayne Charter County Airport Revenue, Sub Lien, Detroit Metro Airport, MBIA Insured,
 Refunding, Series C, 5.25%, 12/01/21 ..............................................................  1,000,000   1,002,430
 Series B, 6.875%, 12/01/11 ........................................................................    300,000     330,648
 Series B, 6.75%, 12/01/21 .........................................................................  2,000,000   2,181,980
 Wayne County Airport Revenue, Sub Lien, Series B, AMBAC Insured, 6.00%, 12/01/20 .................. 10,585,000  10,873,865
 Wayne-Westland Community Schools, Refunding, FGIC Insured, 6.10%, 5/01/13 .........................  2,275,000   2,439,414
 West Ottawa Public School District, FGIC Insured,
 5.60%, 5/01/21 ....................................................................................  2,355,000   2,440,110
 5.60%, 5/01/26 .................................................................................... 12,100,000  12,492,645
 Refunding, 6.00%, 5/01/20 .........................................................................  6,630,000   7,022,098
 Western School District, Refunding, MBIA Insured, 5.50%, 5/01/20 ..................................  1,660,000   1,705,965
 Western Townships Utilities Authority GO, Sewer Disposal System, Refunding, FSA Insured,
 6.75%, 1/01/15 .................................................................................... 18,710,000  20,029,991
 6.50%, 1/01/19 ....................................................................................  6,115,000   6,500,123
 White Cloud Public Schools, Refunding, FSA Insured, 5.50%, 5/01/20 ................................  1,000,000   1,025,470
 Williamston Community School District, Building and Site, MBIA Insured, 5.375%, 5/01/15 ...........  4,900,000   5,068,266
 Williamston County GO, Refunding, AMBAC Insured, 6.90%, 11/01/17 ..................................  1,800,000   1,979,154
 Wyandotte City School District, Refunding, FSA Insured, 5.625%, 5/01/13 ...........................  1,800,000   1,882,278
 Wyandotte Electric Revenue, Refunding, MBIA Insured, 6.25%, 10/01/17 ..............................  9,980,000  10,839,977
 Yale Public School District GO, Building and Site, AMBAC Insured,
 5.375%, 5/01/17 ...................................................................................$ 2,000,000 $ 2,045,560
 5.50%, 5/01/19 ....................................................................................  1,500,000   1,541,535
 Ypsilanti School District, Refunding, FGIC Insured,
 5.75%, 5/01/20 ....................................................................................  4,700,000   4,959,628
 5.375%, 5/01/26 ...................................................................................  3,000,000   3,050,760
 Zeeland Public Schools, Series B, MBIA Insured, Pre-Refunded,
 6.05%, 5/01/19 ....................................................................................  2,900,000   3,241,562
 6.10%, 5/01/24 ....................................................................................  4,000,000   4,481,880
                                                                                                                  ----------
 Total Long Term Investments (Cost $1,086,333,245)..................................................          1,165,345,294
                                                                                                                  ----------
aShort Term Investments 1.0%
 Michigan State Strategic Fund Limited Obligation Revenue, Refunding, Detroit Edison Co.,
 Reserve 1, Daily VRDN and Put,
  3.55%, 9/01/30 ...................................................................................  1,900,000   1,900,000
 Midland County EDC Limited Obligation Revenue, Dow Chemical Co. Project,
 Daily VRDN and Put, Refunding, Series B,
  3.70%, 12/01/15 ..................................................................................    650,000     650,000
 University Revenues Hospital, Series A,
 Daily VRDN, 3.65%, 12/01/27 .......................................................................  3,000,000   3,000,000
 Daily VRDN and Put, Refunding, 3.65%, 12/01/19 ....................................................  5,500,000   5,500,000
 University Revenues Medical Service Plan, Series A, Daily VRDN, 3.65%, 12/01/27 ...................  1,000,000   1,000,000
                                                                                                                 -----------
 Total Short Term Investments (Cost $12,050,000) ...................................................             12,050,000
                                                                                                                 -----------
 Total Investments (Cost $1,098,383,245) 100.2% ....................................................          1,177,395,294
 Other Assets, less Liabilities (.2%) ..............................................................             (1,957,823)
                                                                                                                 -----------
 Net Assets 100.0% .................................................................................         $1,175,437,471
                                                                                                                 -----------

 See glossary of terms on page 97.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Minnesota Insured Tax-Free Income Fund
                                                                 Year Ended February 28,
Class I                                                  1998        1997       19962       1995       1994
-----------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                       $12.01      $12.14     $11.88      $12.33     $12.35
                                                       ---------------------------------------------------------
Income from investment operations:
 Net investment income                                      .64         .65        .67         .69        .70
 Net realized and unrealized gains (losses)                 .25        (.12)       .27        (.45)      (.01)
                                                       ---------------------------------------------------------
Total from investment operations                            .89         .53        .94         .24        .69
                                                       ---------------------------------------------------------
Less distributions from:
 Net investment income                                     (.64)       (.66)      (.68)       (.69)7     (.71)
 Net realized gains                                        (.10)         --         --          --         --
                                                       --------------------------------------------------------
Total distributions                                        (.74)       (.66)      (.68)       (.69)      (.71)
                                                       --------------------------------------------------------
Net asset value, end of year                             $12.16      $12.01     $12.14      $11.88     $12.33
                                                       ========================================================

Total return*                                              7.60%       4.54%      8.06%       2.12%      5.42%

Ratios/supplemental data
Net assets, end of year (000's)                         $495,315    $482,128   $492,139    $479,934   $499,619
Ratios to average net assets:
 Expenses                                                   .65%        .66%       .66%        .66%       .60%
 Net investment income                                     5.29%       5.47%      5.58%       5.81%      5.67%
Portfolio turnover rate                                   14.87%      14.40%     17.72%      17.59%     13.42%


Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                      $12.05      $12.17       $11.89
                                                  -------------------------------------
Income from investment operations:
 Net investment income                                     .57         .59          .50
 Net realized and unrealized gains (losses)                .26        (.12)         .28
                                                  -------------------------------------
Total from investment operations                           .83         .47          .78
                                                  -------------------------------------
Less distributions from:
 Net investment income                                    (.57)       (.59)        (.50)
 Net realized gains                                       (.10)         --          --
                                                  -------------------------------------
Total distributions                                       (.67)       (.59)        (.50)
                                                  -------------------------------------
Net asset value, end of year                            $12.21      $12.05       $12.17
                                                  -------------------------------------

Total return*                                             7.04%       3.98%        6.67%

Ratios/supplemental data
Net assets, end of year (000's)                       $ 10,131     $ 4,844       $1,152
Ratios to average net assets:
 Expenses                                                 1.22%       1.23%        1.25%**
 Net investment income                                    4.72%       4.87%        4.94%**

Portfolio  turnover  rate 14.87%  14.40%  17.72%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 7Includes distributions from net realized gains of $.004.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998


                                                                                                     PRINCIPAL
 Franklin Minnesota Insured Tax-Free Income Fund                                                       AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------------
 Long Term Investments 97.9%

 Agriculture and Economic Development Board Revenue,
 Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22 ..............$ 3,180,000  $ 3,127,307
 Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ......... 14,000,000   14,843,780
 Albany ISD No. 745, Series A, FSA Insured, 6.00%, 2/01/16 .........................................  2,295,000    2,481,629
bAlbert Lea Minnesota ISD No. 241, MBIA Insured, 5.00%, 2/01/18 ....................................  2,000,000    1,982,480
 Anoka County Housing and Redevelopment Authority, Ice Arena, Series A, MBIA Insured, 5.70%, 2/01/23               2,195,000
2,296,211
 Anoka County Resource Recovery Revenue, Northern States Power Co., AMBAC Insured, 7.15%, 12/01/08 .  2,100,000    2,247,756
 Becker GO, Refunding, Tax Increment, Series D, MBIA Insured, 6.25%, 8/01/15 .......................  4,870,000    5,274,843
 Becker GO, Waste Water Treatment Facility, Series A, MBIA Insured,
 5.90%, 2/01/12 ....................................................................................    625,000      660,631
 5.95%, 2/01/15 ....................................................................................    610,000      642,483
 Benson ISD No. 777 GO, FSA Insured, 6.00%, 2/01/15 ................................................    290,000      304,541
 Big Lake ISD No. 727, MBIA Insured,
 5.625%, 2/01/19 ...................................................................................    500,000      521,850
 5.70%, 2/01/21 ....................................................................................  3,085,000    3,224,997
 Bloomington Health Care Facilities Revenue, Masonic Home Care Center,
  AMBAC Insured, 5.875%, 7/01/22 ...................................................................  2,685,000    2,801,959
 Braham ISD No. 314, MBIA Insured, 5.20%, 2/01/19 ..................................................  1,800,000    1,809,900
 Brainerd Health Care Facilities Revenue, Refunding, Benedictine Health-St. Joseph, Series D,
  MBIA Insured, 5.875%, 2/15/13 ....................................................................  3,500,000    3,713,570
 Buffalo, AMBAC Insured, 5.55%, 6/01/17 ............................................................  1,000,000    1,034,640
 Buffalo ISD No. 877, FSA Insured, 6.15%, 2/01/18 ..................................................  2,800,000    2,959,628
 Burnsville ISD, Series A, FSA Insured, 6.20%, 2/01/17 .............................................  2,105,000    2,281,567
 Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26 ..................................  1,000,000    1,032,450
 Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25 .........................  2,975,000    3,189,676
 Columbia Heights ISD No. 013, FSA Insured,
 5.375%, 2/01/19 ...................................................................................  2,450,000    2,504,660
 5.50%, 2/01/23 ....................................................................................  6,000,000    6,187,080
 Dakota, Washington and Stearns County SFMR, Series 1990, GNMA Secured,
 7.80%, 12/01/10 ...................................................................................    795,000      844,266
 7.85%, 12/01/30 ...................................................................................  2,745,000    2,909,014
 Dakota County Housing and Redevelopment Authority, Governmental Housing Revenue,
  Eagan Senior Housing Facility, MBIA Insured,
  5.40%, 1/01/27 ...................................................................................  1,315,000    1,335,882
 Dakota County Housing and Redevelopment Authority, SFMR, FNMA and GNMA Secured,
 5.75%, 4/01/18 ....................................................................................  3,000,000    3,110,280
 5.85%, 10/01/30 ...................................................................................  5,000,000    5,182,800
 Dakota County Housing and Redevelopment Authority, SFMR, Refunding, GNMA Secured, 8.10%, 3/01/16 ..    600,000      612,000
 Dilworth ISD No. 147, MBIA Insured, 6.00%, 2/01/15 ................................................  1,040,000    1,114,578
 Duluth EDA, Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured,
 6.20%, 11/01/12 ...................................................................................  2,880,000    3,122,669
 6.30%, 11/01/22 ...................................................................................  5,405,000    5,849,669
 Pre-Refunded, 6.20%, 11/01/12 .....................................................................  1,120,000    1,252,306
 Pre-Refunded, 6.30%, 11/01/22 .....................................................................  2,125,000    2,388,266
 Duluth EDA, Hospital Facilities Revenue, St. Lukes Hospital, Series A, Connie Lee Insured,
  6.40%, 5/01/12....................................................................................  3,000,000    3,120,030
 Duluth EDA Tax Increment Revenue, Refunding, MBIA Insured, 7.25%, 8/01/08 .........................  3,500,000    3,661,420
 Eagan MFMR, Refunding, Forest Ridge Apartments, BIG Insured, 7.50%, 3/01/27 .......................  4,420,000    4,603,784
 Eden Prairie ISD No. 272, Series A,
 FGIC Insured, 5.45%, 2/01/08 ......................................................................  1,000,000    1,035,460
 FSA Insured, 5.75%, 2/01/15 .......................................................................  4,980,000    5,212,815
 Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ...............  2,000,000    2,139,740
 Eveleth EDA, Housing Development, MBIA Insured, 5.80%, 7/01/25 ....................................  1,000,000    1,045,540
 Faribault ISD No. 656, FSA Insured, 5.75%, 6/01/15 ................................................  1,500,000    1,598,400
 Ham Lake, Anoka County Housing, MBIA Insured, 6.10%, 1/01/26 ......................................  2,180,000    2,291,747
 Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured, 5.00%, 11/01/25 .....  9,300,000    9,068,058
 Hopkins Minnesota Elderly Housing Revenue, Refunding, St. Therese Project, GNMA Secured, Series A,
 5.60%, 11/20/17 ...................................................................................    750,000      769,373
 5.70%, 11/20/32 ...................................................................................  3,000,000    3,077,070
 Inner Grove Heights, Tax Increment, Series D, MBIA Insured, 5.50%, 2/01/19 ........................  1,000,000    1,027,310
 Kenyon Wanamingo ISD No. 2172, MBIA Insured, 6.00%, 2/01/22 .......................................  4,030,000    4,306,377

 Lakeville ISD No. 194,
 FGIC Insured, 5.40%, 2/01/13 ......................................................................$ 1,000,000  $ 1,039,500
 FGIC Insured, 5.60%, 2/01/18 ......................................................................  3,555,000    3,720,770
 Series C, MBIA Insured, 5.125%, 2/01/13 ...........................................................  5,325,000    5,367,227
 Minneapolis and St. Paul Housing and Redevelopment Authority, Health Care System Revenue,
 Childrens Health Care, Series A,  FSA Insured, 5.70%, 8/15/16 .....................................  1,005,000    1,063,632
 Minneapolis and St. Paul Housing and Redevelopment Authority, Health Care System Revenue,
  Health One Obligated Group, Series A,  MBIA Insured,
 7.40%, 8/15/11 .................................................................................... 10,390,000   11,322,503
 6.75%, 8/15/14 ....................................................................................  3,950,000    4,238,785
 Minneapolis CDA and St. Paul Housing and Redevelopment Authority, Health Care
  Facilities Revenue, Carondelet Community Hospitals, Inc., Series B, BIG Insured,
  Pre-Refunded, 8.875%, 11/01/15 ...................................................................    900,000    1,208,241
 Minneapolis CDA, Tax Increment Revenue, Series 1990, MBIA Insured, 7.00%, 3/01/01 .................  2,100,000    2,283,372
 Minneapolis Hospital Facilities Revenue, Refunding, Fairview Hospital and Healthcare,
 Series A, MBIA Insured, 6.50%, 1/01/11 ............................................................    600,000      653,580
 Series B, MBIA Insured, 6.70%, 1/01/17 ............................................................  7,815,000    8,469,350
 Minneapolis Revenue University Gateway Project, Series A, 5.25%, 12/01/24 .........................  3,000,000    3,017,700
 Minneapolis Special School District No. 001, Series A, MBIA Insured, 5.90%, 2/01/17 ...............  5,000,000    5,297,400
 Minneapolis St. Paul Housing Finance Board, SFMR, GNMA Secured,
 Phase VI, Series A, 8.30%, 8/01/21 ................................................................  2,870,000    2,939,511
 Series A, 8.375%, 11/01/17 ........................................................................    665,000      686,739
 Series C, 8.875%, 11/01/18 ........................................................................    415,000      428,492
 Minnesota State GO, Refunding, MBIA Insured, 5.40%, 8/01/09 .......................................  3,000,000    3,113,610
 Minnesota State HFA, MFHR, Series A, FGIC Insured, 6.375%, 2/01/20 ................................    765,000      775,205
 Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured,
 5.90%, 8/01/15 ....................................................................................  1,345,000    1,414,308
 5.95%, 2/01/18 ....................................................................................  2,885,000    3,029,135
 6.00%, 2/01/22 ....................................................................................  3,365,000    3,544,994
 Minnesota State HFA, SFMR,
 Series A, FGIC Insured, 8.00%, 7/01/29 ............................................................  2,690,000    2,785,092
 Series B, FGIC Insured, 7.25%, 7/01/06 ............................................................  2,045,000    2,061,299
 Series B, FGIC Insured, 7.25%, 7/01/16 ............................................................    605,000      608,812
 Series C, FGIC Insured, 7.00%, 7/01/16 ............................................................    345,000      346,856
 Series D, AMBAC Insured, 7.30%, 7/01/09 ...........................................................  3,170,000    3,299,368
 Series D, FGIC Insured, 8.80%, 7/01/16 ............................................................    205,000      210,689
 Series F, MBIA Insured, 6.30%, 7/01/25 ............................................................  1,500,000    1,602,555
 Series G, AMBAC Insured, 6.25%, 7/01/26 ...........................................................  2,750,000    2,941,290
 Series I, MBIA Insured, 6.25%, 1/01/15 ............................................................  1,410,000    1,496,207
 Minnesota State Higher Educational Facilities Authority Revenue, Series 3,
 Connie Lee Insured, 6.50%, 1/07/17 Minnetonka MFHR,................................................  3,940,000    4,143,225
 Cedar Hills East Project, FGIC Insured, 7.40%, 12/01/07 ...........................................    350,000      368,428
 Cedar Hills East Project, FGIC Insured, 7.50%, 12/01/27 ...........................................  1,000,000    1,041,890
 Refunding, Brier Creek Project, Series A, GNMA Secured, 6.45%, 6/20/24 ............................  2,720,000    2,919,539
 New Hope MFR, Refunding, North Ridge, Series A, GNMA Secured,
 6.05%, 1/01/17 ....................................................................................    450,000      478,026
 6.20%, 1/01/31 ....................................................................................  5,470,000    5,765,599
 North Branch ISD No. 138, Series A, FGIC Insured, 5.625%, 2/01/17 .................................  1,240,000    1,289,141
 North St. Paul Maplewood Minnesota ISD No. 622, Series A,
 Refunding, 5.125%, 2/01/25 ........................................................................  2,000,000    2,344,560
 MBIA Insured, Pre-Refunded, 7.10%, 2/01/19 ........................................................  2,275,000    2,240,579
 Northeast Metropolitan ISD No. 916, FSA Insured, 5.80%, 1/01/16 ...................................  5,475,000    5,773,716
 Northern Municipal Power Agency, Minnesota Electric System Revenue,
 Refunding, FSA Insured, 5.00%, 1/01/12 ............................................................  1,780,000    1,789,345
 Refunding, FSA Insured, 5.25%, 1/01/17 ............................................................  1,000,000    1,010,460
 Refunding, FSA Insured, 5.30%, 1/01/21 ............................................................  1,000,000    1,006,910
 Refunding, Series A, AMBAC Insured, 6.00%, 1/01/19 ................................................ 11,900,000   12,005,434
 Refunding, Series A, AMBAC Insured, 6.00%, 1/01/20 ................................................  4,000,000    4,035,440
 Refunding, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 1/01/17 ..................................  3,500,000    3,669,750
 Northern Municipal Power Agency, Minnesota Electric System Revenue, (cont.)
 Refunding, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 1/01/18 ..................................$ 9,500,000  $ 9,972,245
 Refunding, Series A, MBIA Insured, 6.00%, 1/01/20 .................................................  4,200,000    4,237,212
 Refunding, Series B, AMBAC Insured, 5.50%, 1/01/18 ................................................  8,150,000    8,344,704
 Series C, AMBAC Insured, 6.125%, 1/01/20 ..........................................................  8,090,000    8,588,344
 Northfield College Facility Revenue, St. Olaf College Project, BIG Insured, Pre-Refunded,
  8.00%, 10/01/18...................................................................................  2,000,000    2,049,760
 Owatonna Public Utilities Commission, Public Utilities Revenue, Refunding, Series A,
 AMBAC Insured, 5.45%, 1/01/16 .....................................................................  3,350,000    3,430,199
 Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
 6.25%, 6/01/16 ....................................................................................  1,600,000    1,742,976
 6.125%, 6/01/24 ...................................................................................  1,815,000    1,959,982
 Princeton Hospital Revenue, Fairview Hospital and Healthcare, Series C, MBIA Insured,
  6.25%, 1/01/21....................................................................................  7,205,000    7,704,018
 Princeton ISD No. 477 GO, FSA Insured, 5.125%, 2/01/24 ............................................  2,190,000    2,160,523
 Princeton ISD No. 477, Mille Lacs County, Series A, FSA Insured, 5.375%, 2/01/17 ..................  2,540,000    2,578,989
 Puerto Rico Commonwealth Public Improvement GO, Pre-Refunded,
 MBIA Insured, 6.50%, 7/01/23 ......................................................................  3,000,000    3,441,210
 Series A, FGIC Insured, 7.375%, 7/01/04 ........................................................... 10,000,000   10,629,200
 Puerto Rico HFC, SFMR, Portfolio 1, Series B, GNMA Secured, 7.65%, 10/15/22 .......................  1,210,000    1,287,295
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ........................  1,300,000    1,422,057
 Robbinsdale Hospital Revenue, North Memorial Medical Center Project, AMBAC Insured,
 Refunding, Pre-Refunded, 7.375%, 1/01/19 ..........................................................  6,450,000    6,769,275
 Refunding, Series A, 5.45%, 5/15/13 ...............................................................  2,000,000    2,072,000
 Refunding, Series A, 5.55%, 5/15/19 ...............................................................  1,000,000    1,025,530
 Series B, 5.45%, 5/15/13 ..........................................................................  2,900,000    3,004,400
 Series B, 5.50%, 5/15/23 ..........................................................................  7,900,000    8,054,366
 Roseville ISD No. 623, Series A,
 FGIC Insured, 6.00%, 2/01/23 ......................................................................  1,250,000    1,302,813
 FSA Insured, 5.80%, 2/01/19 .......................................................................  1,200,000    1,251,636
 FSA Insured, 5.85%, 2/01/24 .......................................................................  2,470,000    2,576,111
 FSA Insured, 6.00%, 2/01/25 .......................................................................  4,260,000    4,557,305
 Scott County Housing and Redevelopment Authority Facilities, AMBAC Insured,
 5.25%, 12/01/11 ...................................................................................  2,380,000    2,466,108
 5.50%, 12/01/15 ...................................................................................  1,750,000    1,834,560
 Scott County Housing and Redevelopment Authority, Housing Development Revenue,
 River City Centre Project, Series A, FSA Insured, 5.35%, 2/01/20 ..................................    760,000      776,492
 5.375%, 2/01/27 ...................................................................................  1,520,000    1,550,689
 Scott County Housing and Redevelopment Authority, Special Benefits Tax, River City Centre Project,
 Series B, AMBAC Insured, 5.50%,  2/01/27 ..........................................................    675,000      693,698
 Scott County Housing and Redevelopment Authority, Tax Increment Development, Revenue,
 River City Centre Project, Series E, FSA Insured,  5.375%, 2/01/25 ................................  1,170,000    1,197,460
 Shakopee Public Utilities Commission Revenue, AMBAC Insured, 5.60%, 8/01/18 .......................  1,750,000    1,790,810
 South Washington County ISD No. 833, Refunding, Series A, FGIC Insured, 6.125%, 6/01/10 ...........  2,080,000    2,190,968
 Southern Minnesota Municipal Power Agency, Power Supply System Revenue,
 Refunding, Series B, AMBAC Insured, 6.00%, 1/01/16 ................................................  5,000,000    5,273,850
 Series A, AMBAC Insured, 6.00%, 1/01/13 ...........................................................  2,500,000    2,526,800
 Series A, AMBAC Insured, 5.75%, 1/01/18 ...........................................................  2,250,000    2,356,965
 Series A, FGIC Insured, 5.75%, 1/01/18 ............................................................  1,000,000    1,071,810
 Series A, MBIA Insured, 5.00%, 1/01/12 ............................................................  5,975,000    6,064,267
 Series A, MBIA Insured, 6.00%, 1/01/13 ............................................................ 12,500,000   12,634,000
 Series A, MBIA Insured, 5.75%, 1/01/18 ............................................................  8,865,000    9,286,442
 Series A, MBIA Insured, Pre-Refunded, 5.75%, 1/01/18 ..............................................  1,000,000    1,047,540
 Series C, AMBAC Insured, 5.00%, 1/01/17 ...........................................................  1,000,000      985,530
 St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, AMBAC Insured, Refunding, Series A,
  5.00%, 7/01/20....................................................................................  2,165,000    2,164,827
 St. Francis ISD No. 015, Series A, FSA Insured,
 6.35%, 2/01/13 ....................................................................................  1,500,000    1,684,980
 6.375%, 2/01/16 ...................................................................................  5,465,000    6,147,961
 St. Louis Park Health Care Facilities Revenue, Healthsystem of Minnesota-Obligated Group,
 Refunding, Series A, AMBAC Insured, 5.20%,
 7/01/16............................................................................................  1,000,000    1,003,540
 7/01/23............................................................................................  9,000,000    8,986,680
 St. Louis Park Hospital Facilities Revenue, Refunding, Methodist Hospital Project, AMBAC Insured,
 Series A, 7.25%,  7/01/08..........................................................................$ 4,115,000  $ 4,464,610
 7/01/15 ...........................................................................................  1,000,000    1,084,960
 St. Paul Housing and Redevelopment Authority Parking Revenue, Series A, FSA Insured,
  5.75%, 8/01/13....................................................................................  5,105,000    5,361,884
 St. Paul ISD No. 625,
 Series A, FSA Insured, 5.75%, 2/01/16 .............................................................  3,500,000    3,682,840
 Series C, MBIA Insured, 6.10%, 2/01/14 ............................................................  1,075,000    1,156,388
 Series C, MBIA Insured, 6.10%, 2/01/15 ............................................................    500,000      540,270
 St. Paul Port Authority, IDR, FGIC Insured, Series K, 9.50%,
 12/01/01...........................................................................................      5,000        5,113
 12/01/02...........................................................................................      5,000        5,267
 12/01/14 ..........................................................................................    190,000      194,678
 St. Paul Sewer Revenue, Series A, AMBAC Insured, 8.00%, 12/01/08 ..................................  8,000,000    8,310,240
 Stearns County Housing and Redevelopment Authority Lease Revenue, Refunding,
  Administration Building Project, AMBAC Insured,  7.00%, 2/01/11 ..................................  3,645,000    3,772,466
 Stillwater ISD No. 834, GO, MBIA Insured, 5.75%, 2/01/15 ..........................................  2,990,000    3,155,168
 Virginia, Governmental Housing Project, Refunding, MBIA Insured, 5.90%, 2/01/26 ...................  2,915,000    3,106,137
 Wadena ISD No. 819, Refunding, AMBAC Insured, 5.60%, 2/01/20 ......................................  3,150,000    3,210,575
 Washington County Housing and Redevelopment Authority, Governmental Revenue,
  Refunding, Housing, Landfall Terrace Project,
  5.40%, 8/01/27 ...................................................................................  2,015,000    2,039,039
 5.35%, 2/01/22 ....................................................................................  1,000,000    1,011,950
 Washington County SFRMR, Housing and Redevelopment Authority, GNMA Secured,
 FGIC Insured, 7.60%, 12/01/11 .....................................................................    155,000      155,471
 Western Minnesota Municipal Power Agency, Power Supply Revenue, Refunding, Series A,
 AMBAC Insured, 5.50%, 1/01/12 .....................................................................  2,745,000    2,922,684
 AMBAC Insured, 5.50%, 1/01/13 .....................................................................  4,500,000    4,765,815
 MBIA Insured, 5.50%, 1/01/15 ......................................................................  5,425,000    5,437,362
 Western Minnesota Municipal Power Agency, Transmission Project Revenue, Refunding,
 AMBAC Insured, 6.75%, 1/01/16 .....................................................................  2,000,000    2,148,241
                                                                                                                  -----------
 Total Long Term Investments (Cost $467,973,445)....................................................             495,080,041
                                                                                                                  -----------
aShort Term Investments 1.2%
 Beltrami County Environmental Control Revenue, Northwood Panelboard, Weekly VRDN and Put,
 3.65%, 12/01/21 ...................................................................................  1,400,000    1,400,000
 Beltrami County Environmental Control Revenue, Northwood Panelboard Co. Project,
 Daily VRDN and Put, 3.70%, 7/01/25 ................................................................  4,300,000    4,300,000
 Duluth Minnesota Tax Increment Revenue, Lake Superior Paper, Registered,
 Weekly VRDN and Put, 7.00%, 7/01/14 ...............................................................    300,000      300,000
                                                                                                                  -----------
 Total Short Term Investments (Cost $6,000,000).....................................................               6,000,000
                                                                                                                  -----------
 Total Investments (Cost $473,973,445) 99.1%........................................................             501,080,041
 Other Assets, less Liabilities .9%.................................................................               4,365,701
                                                                                                                  -----------
 Net Assets 100.00% ................................................................................            $505,445,742
                                                                                                                  ===========

 See glossary of terms on page 97.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Ohio Insured Tax-Free Income Fund
                                                                           Year Ended February 28,
                                                                 --------------------------------------------------------------
CLASS I                                                          1998           1997         19962         1995         1994
-------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                                $12.19        $12.22       $11.90        $12.40      $12.34
                                                                 --------------------------------------------------------------
Income from investment operations:
 Net investment income                                               .64           .66          .68           .69         .70
 Net realized and unrealized gains (losses)                          .33          (.03)         .33          (.50)        .07
                                                                 --------------------------------------------------------------
Total from investment operations                                     .97           .63         1.01           .19         .77
                                                                 --------------------------------------------------------------
Less distributions from:
 Net investment income                                              (.64)6        (.66)5       (.69)3        (.69)       (.71)
 Net realized gains                                                 (.07)           --            --           --          --
                                                                 --------------------------------------------------------------
Total distributions                                                 (.71)         (.66)        (.69)         (.69)       (.71)
                                                                 --------------------------------------------------------------
Net asset value, end of year                                      $12.45        $12.19       $12.22        $11.90      $12.40
                                                                 ==============================================================

Total return*                                                       8.22%         5.35%        8.66%         1.74%       6.08%

Ratios/supplemental data
Net assets, end of year (000's)                                 $741,079      $698,360     $685,783      $652,545    $686,398
Ratios to average net assets:
 Expenses                                                            .64%          .64%         .64%          .63%        .56%
 Net investment income                                              5.24%         5.43%        5.58%         5.83%       5.59%
Portfolio turnover rate                                            12.84%        14.95%       11.47%        11.76%       7.29%


Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                                $12.24      $12.26    $11.90
                                                                 ------------------------------
Income from investment operations:
 Net investment income                                            .58            .59       .52
 Net realized and unrealized gains (losses)                       .34           (.02)      .35
                                                                 -------------------------------
Total from investment operations                                  .92            .57       .87
                                                                 -------------------------------
Less distributions from:
 Net investment income                                           (.58)          (.59)     (.51)
 Net realized gains                                              (.07)           --        --
                                                                 -------------------------------
Total distributions                                              (.65)          (.59)     (.51)
                                                                 -------------------------------
Net asset value, end of year                                      $12.51      $12.24    $12.26
                                                                 ===============================

Total return*                                                       7.66%       4.79%     7.43%

Ratios/supplemental data
Net assets, end of year (000's)                                  $28,178     $15,786    $6,085
Ratios to average net assets:
 Expenses                                                           1.20%       1.20%     1.22%**
 Net investment income                                              4.67%       4.80%     4.99%**
Portfolio turnover rate                                            12.84%      14.95%    11.47%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
2For the period May 1, 1995 (effective date) to February 29, 1996 for Class II. 3Includes distributions in excess of net investment income in the amount of $.001.
5Includes distributions in excess of net investment income in the amount of $.003.
6Includes distributions in excess of net investment income in the amount of $.007.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998


                                                                                                        PRINCIPAL
 Franklin Ohio Insured Tax-Free Income Fund                                                              AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------
 Long Term Investments 98.3%

 Akron Bath Copley Joint Township Hospital District Revenue, Akron General Medical Center Project,
  Refunding, AMBAC Insured, 5.375%
 1/01/17............................................................................................$ 1,000,000 $ 1,030,130
 1/01/22............................................................................................  1,500,000   1,530,120
 1/01/27............................................................................................  1,000,000   1,013,440
 Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05 ...............................................    500,000     599,775
 Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 ..............................  3,660,000   3,807,681
 Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14 ......................  1,000,000   1,086,170
 Allen County, Refunding, AMBAC Insured, 5.30%, 12/01/15 ...........................................  1,250,000   1,276,150
 Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 .........................................  1,200,000   1,261,476
 Archbold Area Local School District GO,
 AMBAC Insured, 6.00%, 12/01/21 ....................................................................  2,000,000   2,197,460
 Refunding, MBIA Insured, 5.90%, 12/01/11 ..........................................................    600,000     624,594
 Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%, 12/01/16 ..........  1,075,000   1,147,422
 Avon Local School District, AMBAC Insured, 6.00%, 12/01/20 ........................................  2,500,000   2,715,350
 Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ...............................  8,375,000   8,808,825
 Belmont County Correctional Facility, MBIA Insured, 5.85%, 12/01/16 ...............................    500,000     534,800
 Bluffton Exempt Village School District, AMBAC Insured, 5.50%, 12/01/16 ...........................  1,000,000   1,047,010
 Brunswick City School District, AMBAC Insured, 6.90%, 12/01/12 ....................................  2,295,000   2,519,702
 Butler County GO, AMBAC Insured, 5.75%, 12/01/16 ..................................................  1,000,000   1,062,740
 Butler County Hospital Facilities Revenue, FGIC Insured, Refunding and Improvement,
 Middletown Regional Hospital, 6.75%, 11/15/10 .....................................................  2,150,000   2,361,732
 Butler County Transporation Improvement, Series A, FSA Insured, 5.125%, 4/01/17 ...................  2,000,000   2,000,800
 Butler County Waterworks Revenue, AMBAC Insured,
 6.35%, 12/01/08 ...................................................................................    790,000     864,837
 6.40%, 12/01/12 ...................................................................................    500,000     543,940
 5.45%, 12/01/16 ...................................................................................  1,000,000   1,033,500
 Cardington and Lincoln Local School District, MBIA Insured, 6.60%, 12/01/14 .......................    400,000     435,076
 Celina Wastewater System Mortgage Revenue, FGIC Insured, 6.55%, 11/01/16 ..........................  1,200,000   1,285,932
 Centerville GO, Capital Facilities, MBIA Insured, 5.65%, 12/01/18 .................................  2,265,000   2,388,714
 Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 .......................................    675,000     719,866
 Claymont City School District, FGIC Insured, 5.70%, 12/01/21 ......................................  1,000,000   1,050,750
 Clermont County Hospital Facilities Revenue, Mercy Health System, Refunding,
  Provine of Cincinnati, AMBAC Insured,
 Series A, Pre-Refunded, 7.50%, 9/01/19 ............................................................    515,000     572,658
 Series B, 6.00%, 9/01/19 ..........................................................................  1,750,000   1,858,220
 Clermont County Sewer System Revenue, AMBAC Insured, Pre-Refunded, 7.10%, 12/01/15 ................  4,280,000   4,600,956
 Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 ..................... 11,000,000  11,616,110
 Cleveland Airport Systems Revenue, FGIC Insured,
 Series A, 6.25%, 1/01/20 ..........................................................................  3,000,000   3,241,710
 Series B, 6.00%, 1/01/14 ..........................................................................    985,000   1,093,872
 Series B, 6.10%, 1/01/24 ..........................................................................  1,450,000   1,617,692
 Cleveland Airport System Revenue, Series A, FSA Insured, 5.125%, 1/01/27 ..........................  2,000,000   1,945,540
 Cleveland GO, Series 1994, MBIA Insured, 6.70%, 11/15/18 ..........................................  2,000,000   2,325,760
 Cleveland Waterworks First Mortgage Revenue,
 Refunding, Series F, AMBAC Insured, 6.25%, 1/01/16 ................................................  2,000,000   2,154,580
 Refunding and Improvement, Series H, MBIA Insured, 5.75%, 1/01/26 ................................. 19,750,000  20,871,405
 Series F-92, AMBAC Insured, 6.25%, 1/01/15 ........................................................  1,000,000   1,077,290
 Clinton-Massie Local School District, Refunding, Issue I, AMBAC Insured, 7.50%, 12/01/11 ..........  1,000,000   1,136,540
 Columbiana County, Refunding, FSA Insured, 5.25%, 12/01/24 ........................................  1,000,000   1,008,640
 Columbus GO, Limited Tax, FGIC Insured, 9.50%, 4/15/03 ............................................    975,000   1,216,615
bColumbus Municipal Airport Authority, Revenue Airport Improvement, Port Columbus International B,
 AMBAC Insured, 5.00%, 1/01/18 .....................................................................  3,815,000   3,739,539
 Columbus State Community College, General Receipts, AMBAC Insured, 5.75%, 12/01/16 ................  2,100,000   2,245,698
 Coshocton Sewer System GO, AMBAC Insured, 6.50%, 12/01/12 .........................................  1,530,000   1,679,160
 Crestview Local School District GO, Construction and Improvement, AMBAC Insured, 6.65%, 12/01/14 ..  1,650,000   1,822,805
 Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ...................................    100,000     127,213
 Cuyahoga County Hospital Revenue, Metrohealth System Project, MBIA Insured,
 Refunding and Improvement, 5.50%, 2/15/27 .........................................................  3,915,000   4,002,109
 Cuyahoga County Utility System Revenue, Refunding, Medical Center Company Project,
 Series B, MBIA Insured, 6.10%, 8/15/15 ............................................................  2,945,000   3,158,925
 Dayton Airport Revenue, Refunding, AMBAC Insured, 5.25%,12/01/15 ..................................  2,000,000   2,033,480
 Dayton Water System Mortgage Revenue, Refunding, MBIA Insured, 6.75%, 12/01/10 ....................  1,395,000   1,438,594

 Defiance GO, MBIA Insured,
 6.10%, 12/01/14 ...................................................................................$ 1,000,000 $ 1,095,230
 6.20%, 12/01/20 ...................................................................................    750,000     821,145
 Delaware City School District, FGIC Insured, 5.75%, 12/01/15 ......................................  1,640,000   1,734,431
 Dover City School District, AMBAC Insured, 6.25%, 12/01/16 ........................................  2,000,000   2,150,660
 Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 ............................  1,625,000   1,753,310
 Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 ..................................  1,100,000   1,201,134
 Dublin City School District, AMBAC Insured, 6.20%, 12/01/19 .......................................  5,735,000   6,356,502
 East Liverpool Hospital Revenue, East Liverpool City Hospital Project,
  Series B, FSA Insured, 5.00%, 10/01/21 ...........................................................  1,000,000     969,000
 Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11 ..............................  1,390,000   1,569,658
 Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20 ..................................  1,000,000   1,076,740
 Finneytown Local School District, FGIC Insured, 5.80%, 12/01/24 ...................................  1,980,000   2,110,145
 Forest Hills Local School District, MBIA Insured, 5.70%, 12/01/16 .................................  1,500,000   1,592,715
 Fostoria City School District GO, AMBAC Insured, 6.70%, 12/01/16 ..................................  2,500,000   2,750,175
 Franklin County Convention Facilities Authority, Tax and Lease Revenue Anticipation Bonds,
 MBIA Insured, 5.00%, 12/01/27 .....................................................................  5,350,000   5,212,184
 Franklin County Hospital Revenue, Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21 .......  2,500,000   2,654,900
 Green County Water System Revenue, Series A, FGIC Insured, 6.125%, 12/01/21 .......................  2,100,000   2,319,954
 Green Local School District GO, Summit County, FGIC Insured,
 5.875%, 12/01/14 ..................................................................................  2,800,000   2,991,968
 5.90%, 12/01/19 ...................................................................................  5,150,000   5,474,502
 Hamilton City Electric System Mortgage Revenue, FGIC Insured,
 Refunding, Series A, 6.00%, 10/15/23 .............................................................. 18,450,000  19,659,767
 Series B, 6.30%, 10/15/25 .........................................................................  2,340,000   2,540,444
 Series B, Pre-Refunded, 8.00%, 10/15/22 ...........................................................  9,500,000   9,937,950
 Hamilton County Hospital Facilities Revenue, Refunding, Bethesda Hospital, Series A,
 AMBAC Insured, 6.25%, 1/01/12 .....................................................................  3,650,000   3,954,702
 Hamilton County Sewer System Revenue, Series A, Refunding, FGIC Insured, 6.05%, 12/01/15 ..........  3,010,000   3,294,385
 Hamilton Wastewater System Revenue, Series A, FSA Insured,
 5.90%, 10/15/21 ...................................................................................  3,040,000   3,229,909
 5.20%, 10/15/23 ...................................................................................  7,525,000   7,537,567
 Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 .....................  4,665,000   4,998,687
 Hillard School District, Refunding, FGIC Insured, 6.55%, 12/01/05 .................................    500,000     576,215
 Hudson Local School District, Refunding, FGIC Insured, 5.60%, 12/15/14 ............................  2,750,000   2,873,063
 Indian Lake Local School District GO, Construction and Improvement, FGIC Insured, 5.375%, 12/01/23   1,000,000   1,020,050
 Indian Valley Local School District GO, AMBAC Insured, 5.75%, 12/01/19 ............................  1,000,000   1,060,360
 Ironton Building Improvement, AMBAC Insured, 5.50%, 12/01/22 ......................................  1,000,000   1,031,010
 Jackson Local School District, Stark and Summit Counties School Building,
 Construction and Improvement, MBIA Insured,
 5.40%, 12/01/13 ...................................................................................  2,750,000   2,875,235
 5.50%, 12/01/21 ...................................................................................  3,060,000   3,172,822
 Jackson Waterworks Revenue, AMBAC Insured, 5.60%, 12/01/18 ........................................    500,000     516,370
 Kent City School District, FGIC Insured, 5.75%, 12/01/21 ..........................................  1,500,000   1,593,870
 Kent State University Revenues,
 AMBAC Insured, 6.45%, 5/01/12 .....................................................................  1,195,000   1,301,773
 General Receipts, MBIA Insured, 5.50%, 5/01/28 ....................................................  5,920,000   6,102,573
 Kettering City School District, FGIC Insured, 5.25%, 12/01/22 .....................................  1,000,000   1,010,390
 Lake County Hospital Improvement Revenue, Lake Hospital System, Inc., Series B and C, AMBAC Insured,
 7.875%, 1/01/05 ...................................................................................  1,940,000   1,973,950
 Pre-Refunded, 8.00%, 1/01/13 ......................................................................  2,185,000   2,247,185
 Lake Local School District, Stark County, AMBAC Insured, 6.25%, 12/01/09 ..........................  1,000,000   1,100,450
 Lakota Local District GO, AMBAC Insured, 6.125%, 12/01/17 .........................................  3,200,000   3,497,120
 Lebanon Electric Revenue Mortgage, AMBAC Insured, 5.60%, 12/01/16 .................................    795,000     822,062
 Liberty Benton Local School District, AMBAC Insured,
 6.00%, 12/01/15 ...................................................................................  2,000,000   2,170,540
 6.10%, 12/01/19 ...................................................................................  2,045,000   2,218,682
 Lincolnview Local School District, FGIC Insured, 5.535%, 12/01/25 .................................  4,225,000   4,341,948
 Lorain County Hospital Revenue, Refunding, Catholic Healthcare Partners, Series B,
  MBIA Insured, 5.50%, 9/01/27 ..................................................................... 12,200,000  12,588,204
 Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
 12/01/06 ..........................................................................................    120,000     149,671
 12/01/08...........................................................................................    110,000     140,653
 Lucas County GO, Limited Tax, FGIC Insured, 8.00% (cont.)
 12/01/09 ..........................................................................................  $ 120,000   $ 154,525
 12/01/10...........................................................................................    220,000     284,777
 Lucas County Hospital Revenue, MBIA Insured,
 Promedica Healthcare Obligation, Refunding, 5.75%,11/15/14 ........................................  5,000,000   5,376,000
 St. Vincent Medical Center, Series B, Refunding, 5.25%, 8/15/20 ...................................  3,500,000   3,501,995
 Mahoning County GO, Bridge Improvement, AMBAC Insured,
 Limited Tax, 7.20%, 12/01/09 ......................................................................  1,500,000   1,609,695
 Unlimited Tax, 7.15%, 12/01/04 ....................................................................  1,500,000   1,607,385
 Mahoning County Hospital Facilities Revenue, MBIA Insured,
 Western Reserve Care, 5.50%, 10/15/25 .............................................................  5,000,000   5,238,600
 Youngstown Hospital, Inc. Project, Series B, 7.00%, 10/15/08 ......................................  2,000,000   2,245,900
 Mansfield Hospital Improvement Revenue, Mansfield General Hospital Project,
  AMBAC Insured, 6.70%, 12/01/09 ...................................................................  2,500,000   2,744,100
 Marietta City School District, Series B, AMBAC Insured, 5.75%, 12/01/07 ...........................  1,000,000   1,076,080
 Marietta Sewer System Mortgage Revenue, BIG Insured, 7.50%, 11/01/07 ..............................    500,000     512,775
 Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21 ............................................  3,875,000   4,149,621
 Marysville Exempted Village School District GO, MBIA Insured, 5.75%, 12/01/23 .....................  1,000,000   1,052,500
 Marysville Water Systems, Refunding, AMBAC Insured,
 5.40%, 12/01/13 ...................................................................................  1,000,000   1,026,020
 5.50%, 12/01/18 ...................................................................................  1,500,000   1,536,315
 Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 ........................................  1,935,000   2,073,178
 Maumee Hospital Revenue, Refunding, Saint Luke's Hospital Project, AMBAC Insured, 5.80%, 12/01/14 .  2,755,000   2,955,674
 Medina City School District, FGIC Insured, 6.20%, 12/01/18 ........................................  3,000,000   3,230,490
 Mentor Exempted Village School District, MBIA Insured,
 5.375%, 12/01/11 ..................................................................................  1,000,000   1,032,810
 6.625%, 12/01/13 ..................................................................................  2,000,000   2,175,640
 Pre-Refunded, 7.40%, 12/01/11 .....................................................................  2,040,000   2,203,200
 Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Nursing Care, Inc.,
 Series B, MBIA Insured, 6.50%, 5/01/21 ............................................................  1,340,000   1,431,830
 Middleburg Heights Hospital Revenue, Refunding, Southwest General Health
 Center, FSA Insured, 5.75%, 8/15/21 ...............................................................  1,500,000   1,586,145
 Montgomery County Hospital Facilities Revenue, Kettering Medical Center Facilities, MBIA Insured,
 7.40%, 4/01/09 .................................................................................... 15,000,000  15,834,600
 5.50%, 4/01/26 ....................................................................................  2,000,000   2,051,220
 Pre-Refunded, 7.50%, 4/01/14 ......................................................................  5,000,000   5,298,200
 Montgomery County Revenue, Series A,
 Refunding, Miami Valley Hospital, AMBAC Insured, 6.25%, 11/15/12 ..................................  1,600,000   1,734,672
 Refunding, Miami Valley Hospital, AMBAC Insured, 6.25%, 11/15/16 ..................................  3,250,000   3,506,360
 Sisters of Charity Health Care, AMBAC Insured, 6.25%, 5/15/14 .....................................  1,780,000   1,971,777
 Sisters of Charity Health Care, MBIA Insured, 6.625%, 5/15/21 .....................................  1,565,000   1,707,180
 Muskingum County GO, AMBAC Insured,
 County Office Building Improvement, 7.20%, 12/01/10 ...............................................  1,000,000   1,097,970
 Justice Center Improvement, 6.375%, 12/01/17 ......................................................  1,695,000   1,841,465
 Napoleon City School District GO, AMBAC Insured, 5.375%, 12/01/18 .................................  1,000,000   1,019,280
 New Lexington HDC, Mortgage Revenue, Refunding, Lincoln Park, Series A, MBIA Insured,
 FHA Insured, 5.85%, 1/01/21 .......................................................................  1,090,000   1,128,597
 New Philadelphia City School District, School and Improvement, AMBAC Insured, 6.25%, 12/01/17 .....  2,000,000   2,156,860
 New Richmond Exempted Village School District GO, AMBAC Insured, 7.125%, 9/01/09 ..................  1,500,000   1,580,685
 Newark Water System, AMBAC Insured, 6.00%, 12/01/18 ...............................................  1,000,000   1,070,570
 North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12 ..................................................  3,800,000   4,128,852
 North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17 .........................  2,900,000   3,147,892
 Northeastern Local School District, Clark County Improvement, FGIC Insured, 5.55%, 12/01/18 .......  1,000,000   1,047,740
 Northridge Local School District, Licking, Knox and Del Counties Improvement,
  FSA Insured, 5.75%, 12/01/18 .....................................................................  1,090,000   1,157,940
 Northwest Local School District, Scioto County, AMBAC Insured, 7.05%, 12/01/14 ....................  2,000,000   2,207,500
 Oak Hills Local School District, MBIA Insured, 5.45%, 12/01/21 ....................................  5,000,000   5,147,100
 Ohio Capital Corp. for Housing Mortgage Revenue, Refunding, MBIA Insured,
 6.35%, 7/01/22 ....................................................................................  2,000,000   2,137,580
 6.90%, 7/01/24 ....................................................................................  4,215,000   4,468,827
 Series J, 6.50%, 1/01/25 ..........................................................................  3,500,000   3,671,710
 Westview Apartments, Series A, 6.125%, 1/01/15 ....................................................  1,625,000   1,736,085
 Westview Apartments, Series A, 6.25%, 1/01/23 .....................................................  2,565,000   2,729,160
 Ohio HFA, MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25 .............................  $ 765,000   $ 841,469
 Ohio HFA, MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ..............  2,035,000   2,073,116
 Ohio HFA, SFMR, GNMA Secured,
 Series A, 7.65%, 3/01/29 ..........................................................................  2,960,000   3,101,902
 Series B, 7.40%, 9/01/15 ..........................................................................    755,000     796,721
 Series C, 8.00%, 9/01/08 ..........................................................................  1,965,000   2,061,364
 Series C, 8.125%, 3/01/20 .........................................................................  1,895,000   1,980,067
 Series C, 7.85%, 9/01/21 ..........................................................................  1,690,000   1,806,728
 Series D, 7.50%, 9/01/13 ..........................................................................  1,085,000   1,153,832
 Series D, 7.05%, 9/01/16 ..........................................................................  3,840,000   4,071,398
 Series I, 7.60%, 9/01/16 ..........................................................................  3,085,000   3,284,075
 Ohio Municipal Electric Generation Agency, Joint Venture 5, AMBAC Insured, Joint Venture,
 5.625%, 2/15/16 ................................................................................... 13,000,000  13,494,650
 5.375%, 2/15/24 ...................................................................................  7,680,000   7,810,944
 Ohio State Air Quality Development Authority Revenue,
 Columbus Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 .................................  4,000,000   4,381,480
 JMG Funding, L.P., AMBAC Insured, 5.625%, 10/01/22 ................................................  7,500,000   7,881,525
 Refunding, Cincinnati Gas and Electric, MBIA Insured, 5.45%, 1/01/24 ..............................  5,000,000   5,075,900
 Refunding, JMG Funding, L.P., AMBAC Insured, 6.375%, 1/01/29 ......................................  1,230,000   1,337,158
 Refunding, JMG Funding, L.P., AMBAC Insured, 6.375%, 4/01/29 ...................................... 15,245,000  16,573,144
 Refunding, PCR, FGIC Insured, 7.45%, 3/01/16 ......................................................  1,000,000   1,079,280
 Refunding, PCR, Ohio Edison, Series B, AMBAC Insured, 5.625%, 11/15/29 ............................  5,400,000   5,571,234
 Refunding, PCR, Pennsylvania Power Co., AMBAC Insured, 6.45%, 5/01/27 .............................  7,000,000   7,628,180
 Ohio State Building Authority, Adult Correctional Facility, Series A,
 AMBAC Insured, 5.60%, 4/01/16 .....................................................................  2,000,000   2,091,920
 MBIA Insured, 6.125%, 10/01/13 .................................................................... 13,000,000  14,274,910
 Ohio State Department of Transportation, COP, Panhandle Rail Line Project, Series A,
  FSA Insured, 6.50%, 4/15/12 ......................................................................  1,100,000   1,200,463
 Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 .....................  5,000,000   5,251,800
 Ohio State Higher Educational Facility Commission Revenue,
 Dayton University Project, FGIC Insured, 7.25%, 12/01/12 ..........................................    450,000     493,799
 Dayton University Project, FGIC Insured, 5.80%, 12/01/14 ..........................................  1,300,000   1,373,749
 Dayton University Project, FGIC Insured, 6.75%, 12/01/15 ..........................................  1,725,000   1,904,366
 Xavier University, MBIA Insured, 5.375%, 5/15/22 ..................................................  5,000,000   5,124,350
 Xavier University Project, MBIA Insured, Pre-Refunded, 7.625%, 11/01/08 ...........................  1,500,000   1,539,015
 Ohio State Turnpike Commission, Turnpike Revenue, Series A,
 FGIC Insured, 5.75%, 2/15/24 ......................................................................  1,000,000   1,048,650
 MBIA Insured, 5.50%, 2/15/26 ...................................................................... 19,400,000  20,152,332
 Ohio State Water Development Authority, PCR Facilities, Refunding, Pennsylvania Power Co. Project,
 AMBAC Insured, 6.15%, 8/01/23 .....................................................................  3,420,000   3,688,915
 Ohio State Water Development Authority Revenue,
 COP, Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 ..........................................  8,750,000   9,333,013
 Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 .........................................  1,000,000   1,051,580
 Refunding and Improvement, Pure Water, AMBAC Insured, 5.50%, 12/01/18 .............................  4,450,000   4,547,544
 Refunding, Cincinnati Gas, Series A, MBIA Insured, 5.45%, 1/01/24 .................................  4,000,000   4,068,440
 Refunding, Dayton Power, Series A, AMBAC Insured, 6.40%, 8/15/27 ..................................  5,000,000   5,383,150
 Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 .....................................................  2,000,000   2,371,220
 Olentangy Local School District GO, BIG Insured, 7.75%,
 12/01/08 ..........................................................................................    375,000     478,980
 12/01/09...........................................................................................    375,000     482,393
 12/01/10 ..........................................................................................    375,000     484,935
 Olmsted Falls Local School District, FGIC Insured,
 7.05%, 12/15/11 ...................................................................................  1,000,000   1,122,030
 5.85%, 12/15/17 ...................................................................................  1,500,000   1,593,960
 Orrville Electric System Mortgage Revenue, Refunding, Series A and B,
  AMBAC Insured, 7.50%, 12/01/10 ...................................................................  2,500,000   2,614,650
 Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 ........................  1,150,000   1,248,613
 Ottawa County GO, Catawba Isle, AMBAC Insured, 7.00%, 9/01/11 .....................................  1,500,000   1,658,955
 Ottawa County Sewer System Revenue, Refunding, Danbury Project, AMBAC Insured,
  5.50%, 10/01/14 ..................................................................................  1,950,000   2,024,978

 Painesville Township Local School District GO, Lake County, FGIC Insured,
 5.625%, 12/01/09 ..................................................................................$ 3,240,000 $ 3,432,359
 5.65%, 12/01/15 ...................................................................................  4,490,000   4,725,052
 Perrysburg Exempted Village School District, AMBAC Insured, 6.00%, 12/01/15 .......................  2,000,000   2,163,580
 Pickerington Local School District GO, Refunding, AMBAC Insured, 5.55%, 12/01/07 ..................  1,000,000   1,076,470
 Powell Village, Series A, MBIA Insured,
 5.55%, 12/01/17 ...................................................................................    840,000     876,540
 5.60%, 12/01/22 ...................................................................................    445,000     464,309
 Puerto Rico Commonwealth GO,
 FSA Insured, 5.40%, 7/01/25 .......................................................................  3,000,000   3,076,140
 Refunding, MBIA Insured, 5.75%,7/01/24 ............................................................  2,000,000   2,113,600
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series A, AMBAC Insured,
  5.50%, 7/01/21 ...................................................................................  4,000,000   4,135,240
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ........................ 11,000,000  11,335,610
 Revere Local School District, AMBAC Insured, 12/01/16
 5.25%..............................................................................................  2,000,000   2,041,900
 6.00%..............................................................................................  1,600,000   1,723,776
 Reynoldsburg City School District, FGIC Insured, 6.55%, 12/01/17 ..................................  4,075,000   4,225,612
 Saint Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 .....................    600,000     659,748
 Saint Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ...................................    750,000     824,685
 Salem GO, AMBAC Insured, 6.50%, 12/01/06 ..........................................................  2,000,000   2,312,880
 South Range Local School District, MBIA Insured, 6.15%, 12/01/18 ..................................    700,000     761,215
 South-Western City School District of Ohio, Franklin and Pickway Counties, FGIC Insured, ETM, 7.875%
 12/01/04 ..........................................................................................    550,000     667,552
 12/01/06 ..........................................................................................    600,000     754,866
 12/01/07 ..........................................................................................    600,000     750,672
 SouthWest Regional Water District, Water Revenue, MBIA Insured, 6.00%,
 12/01/15 ..........................................................................................  1,000,000   1,080,300
 12/01/20 ..........................................................................................    700,000     753,858
 Springboro Sewer Systems Revenue, Refunding, MBIA Insured, 5.70%, 6/01/18 .........................  1,410,000   1,485,914
 Springboro Water Systems Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/18 .......................  1,125,000   1,144,553
 Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 ........................................  2,775,000   2,906,646
 Stark County Sanitary Sewer System Revenue, Series A, MBIA Insured, Pre-Refunded, 7.75%, 11/15/18 .  8,500,000   8,907,065
 Stark County Sewer District Improvement Bonds, FGIC Insured, 5.80%, 12/01/16 ......................  1,000,000   1,074,380
 Steubenville City School District, Series A, AMBAC Insured, 6.20%, 12/01/17 .......................  2,075,000   2,261,626
 Struthers City School District, AMBAC Insured, 6.50%, 12/01/14 ....................................  1,750,000   1,930,093
 Summit County GO, Limited Tax, AMBAC Insured,
 County Jail Improvement, Pre-Refunded, 7.85%, 12/01/08 ............................................  3,530,000   3,707,806
 Refunding, Series B, 6.95%, 8/01/08 ...............................................................    400,000     442,188
 Sylvania City School District, FGIC Insured, 5.75%, 12/01/22 ......................................  4,830,000   5,073,094
 Toledo GO, Limited Tax,
 AMBAC Insured, 5.95%, 12/01/15 ....................................................................  3,715,000   4,057,374
 AMBAC Insured, 6.00%, 12/01/16 ....................................................................  1,000,000   1,105,550
 FGIC Insured, 7.375%, 12/01/00 ....................................................................    500,000     539,715
 FGIC Insured, 7.375%, 12/01/02 ....................................................................    400,000     449,660
 FGIC Insured, 7.375%, 12/01/03 ....................................................................    650,000     741,098
 FGIC Insured, 7.375%, 12/01/04 ....................................................................    650,000     751,842
 FGIC Insured, 7.375%, 12/01/05 ....................................................................    650,000     759,844
 FGIC Insured, 7.375%, 12/01/06 ....................................................................    625,000     736,775
 MBIA Insured, 6.50%, 12/01/11 .....................................................................  4,500,000   5,045,355
 Toledo Sewerage System Mortgage Revenue, Series B, MBIA Insured,
 7.75%, 11/15/17 ...................................................................................  2,320,000   2,428,947
 Pre-Refunded, 7.75%, 11/15/17 .....................................................................  3,680,000   3,856,235
 Trumbull County Hospital Revenue, FGIC Insured,
 Refunding and Improvement, Series A, 6.25%, 11/15/12 ..............................................  1,000,000   1,108,170
 Refunding, Series B, 6.90%, 11/15/12 ..............................................................  2,000,000   2,281,780
 Twinsburg City School District, FSA Insured, 6.70%, 12/01/11 ......................................  4,000,000   4,365,840

 University of Cincinnati, MBIA Insured,
 COP, 6.75%, 12/01/09 ..............................................................................$ 1,600,000 $ 1,761,888
 General Receipt, Series AD, 5.125%, 6/01/20 .......................................................  1,500,000   1,498,890
 General Receipt, Series W, 5.85%, 6/01/16 .........................................................  1,630,000   1,750,098
 University of Puerto Rico, University System Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 .....  6,000,000   6,065,160
 University of Toledo General Receipt, FGIC Insured,
 5.30%, 6/01/18 ....................................................................................  2,000,000   2,019,760
 Refunding, Series A, 5.90%, 6/01/20 ...............................................................  5,500,000   5,757,400
 Upper Arlington County School District, MBIA Insured, 5.25%, 12/01/22 .............................  5,000,000   5,087,300
 Urbana Wastewater Treatment Plant GO, AMBAC Insured, 7.05%, 12/01/11 ..............................  1,000,000   1,130,310
 Valley Local School District, AMBAC Insured, 7.00%, 12/01/13 ......................................  1,400,000   1,580,936
 Warren GO,
 MBIA Insured, 6.65%, 11/01/12 .....................................................................  2,415,000   2,761,383
 Refunding, AMBAC Insured, 5.50%, 11/15/13 .........................................................  1,015,000   1,057,539
 Wausen Exempt Village School District, Refunding and School Improvements, MBIA Insured,
  5.50%, 12/01/17...................................................................................  1,800,000   1,870,236
 Wayne Local School District, Warren County, AMBAC Insured, 6.10%, 12/01/24 ........................  1,800,000   1,975,842
 Westerville, Minerva Park and Blendon Joint Township Hospital District Revenue, Refunding,
   St. Ann's Hospital, Series B, AMBAC Insured,  ETM, 7.00%, 9/15/12 ...............................  5,000,000   5,392,050
 Wilmington City School District, FGIC Insured, 6.30%, 12/01/14 ....................................  2,000,000   2,152,800
 Wilmington Sewer System Revenue, Refunding, First Mortgage, MBIA Insured, 5.30%, 2/15/18 ..........  1,170,000   1,192,616
 Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
 5.90%, 6/15/14 ....................................................................................  1,275,000   1,369,350
 6.00%, 6/15/21 ....................................................................................  2,510,000   2,698,451
 Woodmore Local School District, Refunding, AMBAC Insured, 5.65%, 12/01/08 .........................    500,000     537,570
 Wooster City School District, AMBAC Insured, 6.50%, 12/01/17 ......................................  8,700,000   9,754,353
 Worthington City School District, Refunding, FGIC Insured, 6.375%, 12/01/12 .......................  2,350,000   2,545,732
 Youngstown State University, General Receipts, AMBAC Insured, 6.00%, 12/15/16 .....................  2,250,000   2,527,695
 Zane Trace Local School District, AMBAC Insured, 5.45%, 12/01/19 ..................................  1,000,000   1,025,250
                                                                                                                  ---------
 Total Long Term Investments (Cost $705,703,279)....................................................            756,533,140
                                                                                                                  ---------
aShort Term Investment .6%
 Ohio State Air Quality Development Authority Revenue, Refunding, Cincinnati Gas and Electric,
 Series A, Daily VRDN and Put, 2.60%, 9/01/30
  (Cost $4,600,000).................................................................................  4,600,000   4,600,000
                                                                                                                  ---------
 Total Investments (Cost $710,303,279) 98.9%........................................................            761,133,140
 Other Assets, less Liabilities 1.1% ...............................................................              8,124,619
                                                                                                                  ---------
 Net Assets 100.0% .................................................................................           $769,257,759
                                                                                                                  =========

 See glossary of terms on page 97.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998 (cont.)


Glossary of Terms
AMBAC  -   American Municipal Bond Assurance Corp.
BIG    -   Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA    -   Community Development Authority
COP    -   Certificate of Participation
EDA    -   Economic Development Authority
EDC    -   Economic Development Corp.
EDR    -   Economic Development Revenue
ETM    -   Escrow to Maturity
FGIC   -   Financial Guaranty Insurance Co.
FHA    -   Federal Housing Authority/Agency
FNMA   -   Federal National Mortgage Association
FSA    -   Financial  Security  Assistance (some of the securities shown as
           FSAInsured were originally insured by Capital Guaranty Insurance Co. (CGIC)which was acquired by FSA in 1995 and no longer does business under this name).
GNMA   -   Government National Mortgage Association
GO     -   General Obligation
HDA    -   Housing Development Authority/Agency
HDC    -   Housing Development Corp.
HFA    -   Housing Finance Authority/Agency
HFAR   -   Housing Finance Authority Revenue
HFC    -   Housing Finance Corp.
IDA    -   Industrial Development Authority/Agency
IDAR   -   Industrial Development Authority/Agency Revenue
IDB    -   Industrial Development Board
IDR    -   Industrial Development Revenue
ISD    -   Independent School District
L.P.   -   Limited Partnership
MBIA   -   Municipal Bond Investors Assurance Corp.
MF     -   Multi-Family
MFHR   -   Multi-Family Housing Revenue
MFMR   -   Multi-Family Mortgage Revenue
MFR    -   Multi-Family Revenue
MUD    -   Municipal Utility District
PBA    -   Public Building Authority
PCR    -   Pollution Control Revenue
PUD    -   Public Utility District
RDA    -   Redevelopment Authority/Agency
RMR    -   Residential Mortgage Revenue
SF     -   Single Family
SFHR   -   Single Family Housing Revenue
SFMR   -   Single Family Mortgage Revenue
SFRMR  -   Single Family Residential Mortgage Revenue
UHSD   -   Unified High School District
USD    -   Unified School District

FRANKLIN TAX-FREE TRUST
Financial Statements

Statements of Assets and Liabilities
February 28, 1998

                                                                                FRANKLIN        FRANKLIN
                                                                             ARIZONA INSURED  FLORIDA INSURED   FRANKLIN
                                                                                TAX-FREE        TAX-FREE     INSURED TAX-FREE
                                                                               INCOME FUND    INCOME FUND       INCOME FUND
                                                                           -----------------------------------------------------
Assets:
 Investments in securities:
  Cost.....................................................................   $55,964,671   $ 93,891,246    $1,596,657,378
                                                                              ===============================================
  Value....................................................................    59,104,726     99,701,565     1,710,632,870
 Cash......................................................................       105,724        134,856         1,727,235
 Receivables:
  Investment securities sold...............................................        15,331             --           654,152
  Capital shares sold......................................................        75,824        238,748           712,492
  Interest.................................................................       579,068      1,649,995        24,681,865
Affiliates.................................................................        25,657         82,246                --
                                                                              -----------------------------------------------
Total assets...............................................................    59,906,330    101,807,410     1,738,408,614
                                                                              -----------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased..........................................     1,742,238             --         9,070,307
  Capital shares redeemed..................................................            --         35,300           139,759
  Affiliates...............................................................            --         23,065           993,378
  Shareholders.............................................................        22,735        104,565         2,335,112
 Distributions to shareholders.............................................        76,074        132,867         2,462,187
 Other liabilities.........................................................         6,550          6,031            90,688
                                                                              ----------------------------------------------
Total liabilities..........................................................     1,847,597        301,828        15,091,431
                                                                              ----------------------------------------------
 Net assets, at value......................................................   $58,058,733   $101,505,582    $1,723,317,183
                                                                              ==============================================
Net assets consist of:
 Undistributed net investment income.......................................      $ 55,295       $ 48,730              $--
 Accumulated distributions in excess of net investment income..............            --             --         (851,836)
 Net unrealized appreciation...............................................     3,140,055      5,810,319      113,975,492
 Accumulated net realized gain (loss)......................................      (246,893)    (1,270,415)       6,770,015
 Capital shares............................................................    55,110,276     96,916,948    1,603,423,512
                                                                              ---------------------------------------------
Net assets, at value.......................................................   $58,058,733   $101,505,582   $1,723,317,183
                                                                              =============================================
Class I:
 Net assets, at value......................................................   $58,058,733   $101,505,582   $1,685,259,780
                                                                              ==============================================
 Shares outstanding........................................................     5,392,194      9,733,038      136,849,855
                                                                              ==============================================
 Net asset value per share*................................................           $10.77         $10.43           $12.31
                                                                              ==============================================
 Maximum offering price per share (net asset value per share / 95.75%).....           $11.25         $10.89           $12.86
                                                                              ==============================================
Class II:
 Net assets, at value......................................................            --             --     $ 38,057,403
                                                                              ==============================================
 Shares outstanding........................................................            --             --        3,074,478
                                                                              ==============================================
 Net asset value per share*................................................            --             --              $12.38
                                                                              ==============================================
 Maximum offering price per share (net asset value per share / 99.00%).....            --             --              $12.51
                                                                              ==============================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
February 28, 1998

                                                                  FRANKLIN        FRANKLIN         FRANKLIN         FRANKLIN
                                                                MASSACHUSETTS     MICHIGAN         MINNESOTA          OHIO
                                                             INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE
                                                                INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                            -----------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost...........................................................$318,207,175  $1,098,383,245    $473,973,445    $710,303,279
                                                                 =============================================================
  Value.......................................................... 340,045,683   1,177,395,294     501,080,041     761,133,140
 Cash............................................................      24,443       6,499,280       2,281,350         501,965
 Receivables:
Investment securities sold.......................................   3,060,000              --         130,834       1,705,000
Capital shares sold..............................................     671,421         753,991         254,997         839,496
Interest.........................................................   4,711,183      19,481,230       5,342,875      11,936,137
                                                                 =============================================================
Total assets..................................................... 348,512,730   1,204,129,795     509,090,097     776,115,738
                                                                 -------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased..................................   4,905,280      24,400,386       1,987,996       3,760,204
Capital shares redeemed..........................................     469,082         397,902         137,589         659,635
Affiliates.......................................................     226,842         707,151         304,471         492,254
Shareholders.....................................................     353,434       1,513,486         484,020         858,222
 Distributions to shareholders...................................     455,756       1,573,234         692,532       1,048,197
 Other liabilities...............................................      19,072         100,165          37,747          39,567
                                                                 -------------------------------------------------------------
Total liabilities................................................   6,429,466      28,692,324       3,644,355       6,858,079
                                                                 -------------------------------------------------------------
 Net assets, at value............................................$342,083,264  $1,175,437,471    $505,445,742    $769,257,659
                                                                 =============================================================
Net assets consist of:
 Undistributed net investment income.............................         $--             $--       $ 157,545             $--
 Accumulated distributions in excess of net investment income....    (210,542)     (1,346,656)             --        (434,981)
 Net unrealized appreciation.....................................  21,838,508      79,012,049      27,106,596      50,829,861
 Accumulated net realized gain ..................................   1,463,945       3,019,077         115,678         578,408
 Capital shares.................................................. 318,991,353   1,094,753,001     478,065,923     718,284,371
                                                                 -------------------------------------------------------------
Net assets, at value.............................................$342,083,264  $1,175,437,471    $505,445,742    $769,257,659
                                                                 =============================================================
Class I:
 Net assets, at value............................................$328,146,764  $1,142,564,763    $495,315,034    $741,079,269
                                                                 =============================================================
 Shares outstanding..............................................  27,917,603      93,666,608      40,727,502      59,513,390
                                                                 =============================================================
 Net asset value per share*......................................      $11.75          $12.20          $12.16          $12.45
                                                                 =============================================================
 Maximum offering price per share (net asset value per share / 95.75%) $12.27          $12.74          $12.70          $13.00
                                                                 =============================================================
Class II:
 Net assets, at value............................................$ 13,936,500    $ 32,872,708    $ 10,130,708    $ 28,178,390
                                                                 =============================================================
 Shares outstanding..............................................   1,180,684       2,679,153         829,737       2,251,795
                                                                 =============================================================
 Net asset value per share*......................................      $11.80          $12.27          $12.21          $12.51
                                                                 =============================================================
 Maximum offering price per share (net asset value per share / 99.00%) $11.92          $12.39          $12.33          $12.64
                                                                 =============================================================


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations
for the year ended February 28, 1998

                                                                                                 FRANKLIN        FRANKLIN
                                                                                             ARIZONA INSURED  FLORIDA INSURED
                                                                                                 TAX-FREE        TAX-FREE
                                                                                               INCOME FUND      INCOME FUND
Investment income:
 Interest .................................................................................     $2,561,113    $4,880,645
                                                                                               ---------------------------
Expenses:
 Management fees (Note 3) .................................................................        300,020       559,377
 Distribution fees (Note 3) ...............................................................         45,714        88,442
 Transfer agent fees (Note 3) .............................................................         15,927        29,194
 Custodian fees ...........................................................................            512           969
 Reports to shareholders ..................................................................         10,952        11,809
 Registration and filing fees .............................................................          6,240         5,711
 Professional fees ........................................................................          2,104         3,434
 Trustees' fees and expenses ..............................................................            495           951
 Other ....................................................................................          6,541         5,426
                                                                                               ---------------------------
Total expenses ............................................................................        388,505       705,313
Expenses waived by affiliate (Note 3) .....................................................       (246,420)     (395,140)
                                                                                               ---------------------------
Net expenses ..............................................................................        142,085       310,173
                                                                                               ---------------------------
 Net investment income ....................................................................      2,419,028     4,570,472
                                                                                               ---------------------------
Realized and unrealized gains:
 Net realized gain from investments .......................................................        186,266       139,100
 Net unrealized appreciation on investments ...............................................      1,729,964     3,782,107
                                                                                               ---------------------------
Net realized and unrealized gain ..........................................................      1,916,230     3,921,207
                                                                                               ---------------------------
Net increase in net assets resulting from operations ......................................     $4,335,258    $8,491,679
                                                                                               ===========================



FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended February 28, 1998

                                                                         FRANKLIN        FRANKLIN         FRANKLIN       FRANKLIN
                                                        FRANKLIN       MASSACHUSETTS     MICHIGAN         MINNESOTA     OHIO INSURED
                                                    INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE  TAX-FREE
                                                       INCOME FUND      INCOME FUND     INCOME FUND      INCOME FUND     INCOME FUND
                                                  ----------------------------------------------------------------------------------
Investment income:
 Interest..........................................   $102,645,300    $20,130,653       $67,328,888       $29,224,690   $43,438,906
                                                      ------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)..........................      7,894,099      1,792,766         5,414,427         2,465,946     3,586,169
 Distribution fees (Note 3)
Class I............................................      1,348,816        271,659           932,884           401,092       616,329
Class II...........................................        192,208         63,625           165,773            46,675       134,054
 Transfer agent fees (Note 3)......................        596,981                          124,003           504,683       210,809
 324,190
 Custodian fees....................................         15,137          3,560            12,080             5,166         7,732
 Reports to shareholders...........................        284,331         51,892           216,751            90,763       123,112
 Registration and filing fees......................         68,742         19,858            15,850             8,330        15,869
 Professional fees.................................         40,799          9,194            28,775            12,987        19,093
 Trustees' fees and expenses.......................         18,153          3,738            12,461             5,367         8,028
 Other.............................................         95,366         28,721           107,381            40,729        35,983
                                                       -----------------------------------------------------------------------------
Total expenses.....................................     10,554,632      2,369,016         7,411,065         3,287,864     4,870,559
                                                       -----------------------------------------------------------------------------
 Net investment income.............................     92,090,668     17,761,637        59,917,823        25,936,826    38,568,347
                                                       -----------------------------------------------------------------------------
Realized and unrealized gains:
 Net realized gain from investments................     23,962,647      4,132,958        10,732,851         4,596,300     5,741,354
 Net unrealized appreciation on investments........     16,269,474      6,206,833        21,097,599         5,746,112    14,279,319
                                                       -----------------------------------------------------------------------------
Net realized and unrealized gain...................     40,232,121     10,339,791        31,830,450        10,342,412    20,020,673
                                                       -----------------------------------------------------------------------------
Net increase in net assets resulting from operations  $132,322,789    $28,101,428       $91,748,273       $36,279,238   $58,589,020
                                                       =============================================================================


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended February 28, 1998 and 1997

                                                            Franklin Arizona Insured         Franklin Florida Insured
                                                              Tax-Free Income Fund             Tax-Free Income Fund
                                                       --------------------------------------------------------------------
                                                                1998         1997               1998          1997
---------------------------------------------------------------------------------------------------------------------------
Increase in net assets:
 Operations:
  Net investment income.................................     $2,419,028    $2,067,720         $4,570,472    $3,829,611
  Net realized gain (loss) from investments.............        186,266        (5,619)           139,100      (119,240)
  Net unrealized appreciation (depreciation) on investments   1,729,964       (10,776)         3,782,107       (44,777)
                                                            ---------------------------------------------------------------
Net increase in net assets resulting from operations....      4,335,258     2,051,325          8,491,679     3,665,594
 Distributions to shareholders from:
  Net investment income.................................     (2,451,451)   (2,055,948)        (4,572,391)   (3,811,701)
 Capital share transactions (Note 2)....................     16,481,798     1,498,955         20,409,395     7,739,653
                                                            ---------------------------------------------------------------
Net increase in net assets..............................     18,365,605     1,494,332         24,328,683     7,593,546
Net assets:
 Beginning of year......................................     39,693,128    38,198,796         77,176,899    69,583,353
                                                            ---------------------------------------------------------------
 End of year............................................    $58,058,733   $39,693,128       $101,505,582   $77,176,899
                                                            ===============================================================

Undistributed net investment income included in net assets
 End of year............................................       $ 55,295      $ 87,718           $ 48,730      $ 50,649
                                                            ===============================================================


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended February 28, 1998 and 1997

                                                                  Franklin Insured         Franklin Massachusetts Insured
                                                                Tax-Free Income Fund            Tax-Free Income Fund
                                                               1998           1997               1998          1997
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income..................................    $92,090,668     $95,995,749       $17,761,637   $17,080,884
Net realized gain from investments.....................     23,962,647         189,172         4,132,958     4,857,234
Net unrealized appreciation (depreciation) on investments   16,269,474     (14,843,798)        6,206,833    (7,367,674)
                                                            ------------------------------------------------------------
Net increase in net assets resulting from operations...    132,322,789      81,341,123        28,101,428    14,570,444
 Distributions to shareholders from:
  Net investment income:
 Class I...............................................    (90,659,720)    (96,336,110)      (17,272,533)  (17,006,052)
 Class II..............................................     (1,442,616)       (757,108)         (450,151)     (230,919)
In excess of net investment income:
 Class I...............................................       (860,908)             --          (212,790)      (36,375)
 Class II..............................................             --              --                --          (330)
Net realized gains:
 Class I ..............................................    (16,811,655)             --        (3,803,786)           --
 Class II..............................................       (343,655)             --          (118,051)           --
                                                            ------------------------------------------------------------
 Total distributions to shareholders...................   (110,118,554)    (97,093,218)      (21,857,311)  (17,273,676)

 Capital share transactions: (Note 2)
 Class I...............................................      1,404,896     (27,168,822)       (2,973,753)   26,245,016
 Class II..............................................     16,099,401      13,338,878         7,370,054     3,613,523
                                                            ------------------------------------------------------------
 Total capital share transactions......................     17,504,297     (13,829,944)        4,396,301    29,858,539

Net increase (decrease) in net assets..................     39,708,532     (29,582,039)       10,640,418    27,155,307

 Net assets:
Beginning of year......................................  1,683,608,651   1,713,190,690       331,442,846   304,287,539
                                                            ------------------------------------------------------------
End of year............................................ $1,723,317,183  $1,683,608,651      $342,083,264  $331,442,846
                                                            ============================================================

 Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets
End of year............................................     $ (851,836)       $ 20,740        $ (210,542)    $ (36,705)
                                                            ============================================================


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended February 28, 1998 and 1997

                             Franklin Michigan Insured       Franklin Minnesota Insured         Franklin Ohio Insured
                               Tax-Free Income Fund             Tax-Free Income Fund            Tax-Free Income Fund
                         ----------------------------------------------------------------------------------------------------
                                     1998           1997               1998        1997               1998            1997
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income......  $  59,917,823   $  61,749,585     $ 25,936,826 $ 26,628,971       $ 38,568,347   $ 37,792,356
Net realized gain (loss)
 from investments.............    10,732,851       4,589,908        4,596,300     (540,028)         5,741,354      4,543,907
Net unrealized appreciation
 (depreciation) on
 investments..................    21,097,599     (11,934,831)       5,746,112   (4,659,743)        14,279,319     (5,685,110)
                              ----------------------------------------------------------------------------------------------
Net increase in net
 assets  resulting
 from operations.............     91,748,273      54,404,662       36,279,238   21,429,200         58,589,020     36,651,153
 Distributions to
  shareholders from:
Net investment income:
  Class I.....................   (58,492,475)    (61,003,949)     (25,706,309) (26,722,891)       (37,331,056)   (37,223,762)
  Class II....................    (1,211,205)       (634,617)        (335,992)    (132,990)          (963,819)      (514,622)
In excess of net investment income:
  Class I.....................    (1,347,076)       (213,723)              --           --           (449,596)      (258,857)
Net realized gains:
  Class I.....................   (12,008,053)             --       (3,868,308)          --         (3,968,675)            --
  Class II....................      (284,824)             --          (68,525)          --           (134,989)            --
                              -----------------------------------------------------------------------------------------------
 Total distributions to
  shareholders................   (73,343,633)    (61,852,289)     (29,979,134) (26,855,881)       (42,848,135)   (37,997,241)

 Capital share
  transactions: (Note 2)
 Class I......................    13,102,580       3,608,574        6,985,703   (4,581,379)        27,458,447     13,994,327
 Class II.....................    12,231,280      13,400,553        5,188,792    3,688,022         11,912,652      9,628,987
                              ----------------------------------------------------------------------------------------------
 Total capital share transactions 25,333,860      17,009,127       12,174,495     (893,357)        39,371,099     23,623,314

Net increase (decrease)
 in net assets...............     43,738,500       9,561,500       18,474,599    (6,320,038)       55,111,984     22,277,226

Net assets:
 Beginning of year............ 1,131,698,971   1,122,137,471      486,971,143   493,291,181        714,145,675   691,868,449
                              ----------------------------------------------------------------------------------------------
 End of year.................. $1,175,437,471 $1,131,698,971     $505,445,742  $486,971,143       $769,257,659  $714,145,675
                              ==============================================================================================

Undistributed net investment
 income (accumulated distributions
 in excess of net investment income)
 included in net assets
 End of year                 $     (1,346,656)    $ (213,723)       $ 157,545     $ 263,020         $ (434,981)  $  (258,857)
                              ==============================================================================================


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series (the Funds). All Funds included in this report are diversified except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund. The investment policy of the Funds is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. Insurance

The scheduled payments of interest and principal for each long-term municipal security in the Trust is insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Funds, except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, offer two classes of shares:
Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.



2. SHARES OF BENEFICIAL INTEREST (cont.)

At February 28, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:


                                                                    Franklin Arizona            Franklin Florida Insured
                                                              Insured Tax-Free Income Fund        Tax-Free Income Fund
                                                            ---------------------------------------------------------------
Class I Shares:                                                   Shares        Amount            Shares        Amount
---------------------------------------------------------------------------------------------------------------------------
1998
 Shares sold ............................................       2,255,909   $23,825,186          3,398,220   $34,631,405
 Shares issued in reinvestment of distributions .........          93,722       989,777            152,966     1,558,437
 Shares redeemed ........................................        (788,836)   (8,333,165)        (1,546,829)  (15,780,447)
                                                            --------------------------------------------------------------
Net increase ............................................       1,560,795   $16,481,798          2,004,357   $20,409,395
                                                            ==============================================================
1997
 Shares sold.............................................       1,063,087   $10,804,634          2,159,414   $21,306,582
 Shares issued in reinvestment of distributions..........          84,472       860,990            134,268     1,324,324
 Shares redeemed.........................................      (1,004,299)  (10,166,669)        (1,507,044)  (14,891,253)
                                                            --------------------------------------------------------------
Net increase ............................................         143,260   $ 1,498,955            786,638   $ 7,739,653
                                                            ==============================================================

                                                                    Franklin Insured             Franklin Massachusetts
                                                                  Tax-Free Income Fund        Insured Tax-Free Income Fund
                                                            ---------------------------------------------------------------
Class I Shares:                                                   Shares        Amount            Shares        Amount
---------------------------------------------------------------------------------------------------------------------------
1998
 Shares sold.............................................      17,269,623  $211,180,919          3,519,323   $40,939,910
 Shares issued in reinvestment of distributions..........       3,958,810    48,486,276            897,006    10,455,135
 Shares redeemed.........................................     (21,131,863) (258,262,299)        (4,661,188)  (54,368,798)
                                                            ---------------------------------------------------------------
Net increase (decrease)..................................          96,570   $ 1,404,896           (244,859)  $(2,973,753)
                                                            ===============================================================
1997
 Shares sold.............................................      15,746,969  $190,229,186          4,567,263   $52,464,615
 Shares issued in reinvestment of distributions..........       3,354,125    40,515,344            640,639     7,340,858
 Shares redeemed.........................................     (21,353,609) (257,913,352)        (2,926,859)  (33,560,457)
                                                            ---------------------------------------------------------------
Net increase (decrease)..................................      (2,252,515) $(27,168,822)         2,281,043   $26,245,016
                                                            ===============================================================

Class II Shares:
1998
 Shares sold............................................        1,667,248  $ 20,488,591            765,610   $ 8,960,256
 Shares issued in reinvestment of distributions..........          94,459     1,164,085             37,126       435,243
 Shares redeemed.........................................        (450,124)   (5,553,275)          (172,483)   (2,025,445)
                                                            ---------------------------------------------------------------
Net increase ............................................       1,311,583  $ 16,099,401            630,253   $ 7,370,054
                                                            ===============================================================
1997
 Shares sold.............................................       1,172,093  $ 14,208,657            316,475   $ 3,638,171
 Shares issued in reinvestment of distributions..........          39,161       475,591             15,223       175,286
 Shares redeemed.........................................        (110,718)   (1,345,370)           (17,305)     (199,934)
                                                            ---------------------------------------------------------------
Net increase ............................................       1,100,536  $ 13,338,878            314,393   $ 3,613,523
                                                            ===============================================================

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                               Franklin Michigan Insured       Franklin Minnesota Insured
                                                                  Tax-Free Income Fund            Tax-Free Income Fund
                                                            ---------------------------------------------------------------
Class I Shares:                                                   Shares        Amount            Shares        Amount
---------------------------------------------------------------------------------------------------------------------------
1998
 Shares sold.............................................       7,753,171  $ 93,289,744          3,600,732   $43,558,572
 Shares issued in reinvestment of distributions..........       3,048,762    36,772,450          1,292,002    15,628,194
 Shares redeemed.........................................      (9,724,796) (116,959,614)        (4,323,207)  (52,201,063)
                                                            --------------------------------------------------------------
Net increase ............................................       1,077,137  $ 13,102,580            569,527   $ 6,985,703
                                                            ==============================================================
1997
 Shares sold.............................................       7,814,075  $ 93,018,944          3,044,882   $36,326,513
 Shares issued in reinvestment of distributions..........       2,519,009    30,001,284          1,139,291    13,599,170
 Shares redeemed.........................................     (10,033,049) (119,411,654)        (4,566,009)  (54,507,062)
                                                            --------------------------------------------------------------
Net increase (decrease)..................................         300,035   $ 3,608,574           (381,836)  $(4,581,379)
                                                            ==============================================================
Class II Shares:
1998
 Shares sold.............................................       1,286,100  $ 15,582,043            456,070   $ 5,531,391
 Shares issued in reinvestment of distributions..........          87,059     1,057,035             21,848       265,662
 Shares redeemed.........................................        (364,733)   (4,407,798)           (50,255)     (608,261)
                                                            --------------------------------------------------------------
Net increase ............................................       1,008,426  $ 12,231,280            427,663   $ 5,188,792
                                                            ==============================================================
1997
 Shares sold.............................................       1,155,661  $ 13,825,406            335,271   $ 4,021,564
 Shares issued in reinvestment of distributions..........          36,857       441,821              7,301        87,474
 Shares redeemed.........................................         (72,368)     (866,674)           (35,169)     (421,016)
                                                            --------------------------------------------------------------
Net increase ............................................       1,120,150  $ 13,400,553            307,403   $ 3,688,022
                                                            ==============================================================


                                                                                                  Franklin Ohio Insured
                                                                                                  Tax-Free Income Fund
Class I Shares:                                                                                   Shares        Amount
---------------------------------------------------------------------------------------------------------------------------
1998
 Shares sold..................................................................................  6,967,848  $85,498,458
 Shares issued in reinvestment of distributions...............................................  1,663,920   20,491,535
 Shares redeemed.............................................................................. (6,397,990) (78,531,546)
                                                                                               -------------------------
Net increase .................................................................................  2,233,778  $27,458,447
                                                                                               =========================
1997
 Shares sold..................................................................................  5,875,366  $70,906,972
 Shares issued in reinvestment of distributions...............................................  1,470,891   17,763,260
 Shares redeemed.............................................................................. (6,187,100) (74,675,905)
                                                                                               -------------------------
Net increase .................................................................................  1,159,157  $13,994,327
                                                                                               =========================
Class II Shares:
1998
 Shares sold..................................................................................  1,087,152  $13,445,487
 Shares issued in reinvestment of distributions...............................................     64,382      798,328
 Shares redeemed..............................................................................   (188,923)  (2,331,163)
                                                                                               -------------------------
Net increase .................................................................................    962,611  $11,912,652
                                                                                               =========================
1997
 Shares sold..................................................................................    868,125  $10,536,543
 Shares issued in reinvestment of distributions...............................................     29,854      362,556
 Shares redeemed..............................................................................   (105,328)  (1,270,112)
                                                                                               -------------------------
Net increase .................................................................................    792,651  $ 9,628,987
                                                                                               =========================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

  Annualized Fee Rate   Month-End Net Assets
  -------------------------------------------------------------------------
      .625%             First $100 million
      .50%              Over $100 million, up to and including $250 million
      .45%              In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10% and .65% per year of their average daily net asset of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors received (paid) net commissions on sales of the Funds shares, and received contingent deferred sales charges for the year as follows:

                                                                          Franklin                                      Franklin
                                                                         Massachusetts   Franklin          Franklin       Ohio
                      Franklin Arizona  Franklin Florida    Franklin       Insured       Michigan         Minnesota      Insured
                     Insured Tax-Free  Insured Tax-Free Insured Tax-Free  Tax-Free    Insured Tax-Free Insured Tax-Free Tax-Free
                        Income Fund       Income Fund      Income Fund   Income Fund    Income Fund      Income Fund   Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Net commissions
 received (paid)           $8,345         $(16,157)         $(226,798)     $(61,516)     $(39,789)         $(9,423)     $(76,708)
Contingent deferred

 sales charges                 --               --          $   9,982        $4,495       $18,468           $1,216       $ 6,228

The Funds included in this report paid transfer agent fees of $1,805,787, of which $1,661,630 was paid to Investor Services.


4. INCOME TAXES

At February 28, 1998, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                              FRANKLIN ARIZONAFRANKLIN FLORIDA
                                              INSURED TAX-FREEINSURED TAX-FREE
                                                 INCOME FUND  INCOME FUND
                                             ---------------------------------
Capital loss carryovers expiring in:   2003        $229,530    $1,103,259
                                       2005          17,363       167,156
                                             ---------------------------------
                                                   $246,893    $1,270,415
                                             =================================

Net investment income differs for financial statement and tax purposes primarily due to differences between book and tax recognition of dividend distributions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.



4. INCOME TAXES (cont.)

At February 28, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                                                                              Franklin    Franklin
                                                               Franklin       Franklin          Franklin      Minnesota     Ohio
                          Franklin Arizona  Franklin Florida   Insured     Massachusetts        Michigan       Insured    Insured
                          Insured Tax-Free  Insured Tax-Free   Tax-Free   Insured Tax-Free  Insured Tax-Free  Tax-Free    Tax-Free
                            Income Fund       Income Fund     Income Fund   Income Fund       Income Fund   Income Fund  Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Investments at cost         $55,964,671    $93,891,246   $1,596,660,497   $318,207,175  $1,098,495,271   $473,974,439  $710,303,279
Unrealized appreciation     $ 3,198,149    $ 5,833,662   $  114,346,449   $ 21,871,678    $ 79,133,445   $ 27,154,797  $ 50,878,155
Unrealized depreciation         (58,094)       (23,343)        (374,076)       (33,170)       (233,422)       (49,195)      (48,294)
Net unrealized appreciation $ 3,140,055    $ 5,810,319    $ 113,972,373   $ 21,838,508    $ 78,900,023   $ 27,105,602  $ 50,829,861


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 1998 were as follows:

                                                                                                             Franklin    Franklin
                                                              Franklin       Franklin          Franklin      Minnesota     Ohio
                         Franklin Arizona  Franklin Florida   Insured     Massachusetts        Michigan       Insured    Insured
                         Insured Tax-Free  Insured Tax-Free   Tax-Free   Insured Tax-Free  Insured Tax-Free  Tax-Free    Tax-Free
                           Income Fund       Income Fund     Income Fund   Income Fund       Income Fund   Income Fund  Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
Purchases                 $26,531,635        $24,178,498    $465,496,018   $114,395,555      $246,673,135   $72,146,452 $126,856,632
Sales                     $ 8,032,809        $ 6,959,712    $464,292,557   $102,642,510      $226,310,614   $72,964,340 $ 93,674,191

6. CREDIT RISK

All Funds, except the Franklin Insured Tax-Free Income Fund, have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.


To the Shareholders and Board of Trustees of Franklin Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities of each of the twenty-eight Funds comprising the Franklin Tax-Free Trust (seven of which are included in this report), including each Fund's statement of investments, as of February 28, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Franklin Tax-Free Trust, as of February 28, 1998, the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California

April 3, 1998

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Trust hereby designates the following amounts as capital gain dividends for the fiscal year ended February 28, 1998:

                                                                                   CAPITAL GAINS
                                                                           -----------------------------
                                                                           28% RATE GAIN  20% RATE GAIN     TOTAL
                                                                           -------------------------------------------
Franklin Insured Tax-Free Income Fund....................................  $2,152,021      $20,690,733    $22,842,754
Franklin Massachusetts Insured Tax-Free Income Fund......................          --        3,074,390      3,074,390
Franklin Michigan Insured Tax-Free Income Fund...........................          --       10,724,361     10,724,361
Franklin Minnesota Insured Tax-Free Income Fund..........................     557,723        3,495,782      4,053,505
Franklin Ohio Insured Tax-Free Income Fund...............................          --        4,682,072      4,682,072

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 1998.



Franklin Tax-Free Trust (1)
Annual Report
February 28, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)




GRAPHIC MATERIAL (1)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Arizona Insured Tax-Free Income Fund.

Education                            32.5%
Utilities                            29.3%
Other Revenue                         9.1%
Housing                               6.8%
General Obligation                    6.4%
Prerefunded                           6.3%
Hospitals                             4.5%
Certificates of Participation         1.8%
Road Improvement Bonds                1.7%
Miscellaneous                         0.9%
Sales Tax                             0.7%


GRAPHIC MATERIAL (2)

This chart shows in bar format the comparison between Franklin Arizona Insured Tax-Free Income Fund's Class I distribution rate of 4.69% and the taxable equivalent rate of 8.19% on 2/28/98.

GRAPHIC MATERIAL (3)

This chart shows the dividend distributions for Franklin Arizona Insured Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        4.6 cents
April                        4.6 cents
May                          4.6 cents
June                         4.6 cents
July                         4.6 cents
August                       4.6 cents
September                    4.6 cents
October                      4.6 cents
November                     4.6 cents
December                     4.6 cents
January                      4.6 cents
February                     4.6 cents
Total                       55.2 cents

GRAPHIC MATERIAL (4)

The following line graph compares the performance of the Franklin Arizona Insured Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 4/30/93 to 2/28/98.

-------------------------------------------------------------------------------
            Franklin Arizona Insured      Lehman Brothers           CPI
                    Tax-Free              Municipal Bond
               Income Fund-Class I             Index
-------------------------------------------------------------------------------
    4/30/93     $9,579                    $10,000                      $10,000
    5/31/93     $9,646          0.56%     $10,056       0.14%          $10,014
    6/30/93     $9,837          1.67%     $10,224       0.14%          $10,028
    7/31/93     $9,837          0.13%     $10,237       0.00%          $10,028
    8/31/93     $10,053         2.08%     $10,450       0.28%          $10,056
    9/30/93     $10,183         1.14%     $10,569       0.21%          $10,077
   10/31/93     $10,187         0.19%     $10,589       0.41%          $10,119
   11/30/93     $10,047        -0.88%     $10,496       0.07%          $10,126
   12/31/93     $10,334         2.11%     $10,718       0.00%          $10,126
    1/31/94     $10,477         1.14%     $10,840       0.27%          $10,153
    2/28/94     $10,147        -2.59%     $10,559       0.34%          $10,187
    3/31/94     $9,518         -4.07%     $10,129       0.34%          $10,222
    4/30/94     $9,613          0.85%     $10,215       0.14%          $10,236
    5/31/94     $9,707          0.87%     $10,304       0.07%          $10,244
    6/30/94     $9,612         -0.61%     $10,241       0.34%          $10,278
    7/31/94     $9,848          1.83%     $10,429       0.27%          $10,306
    8/31/94     $9,864          0.35%     $10,465       0.40%          $10,347
    9/30/94     $9,666         -1.47%     $10,312       0.27%          $10,375
   10/31/94     $9,425         -1.78%     $10,128       0.07%          $10,383
   11/30/94     $9,185         -1.81%     $9,945        0.13%          $10,396
   12/31/94     $9,480          2.20%     $10,163       0.00%          $10,396
    1/31/95     $9,870          2.86%     $10,454       0.40%          $10,438
    2/28/95     $10,240         2.91%     $10,758       0.40%          $10,479
    3/31/95     $10,382         1.15%     $10,882       0.33%          $10,514
    4/30/95     $10,388         0.12%     $10,895       0.33%          $10,549
    5/31/95     $10,764         3.19%     $11,243       0.20%          $10,570
    6/30/95     $10,600        -0.87%     $11,145       0.20%          $10,591
    7/31/95     $10,660         0.95%     $11,251       0.00%          $10,591
    8/31/95     $10,817         1.27%     $11,394       0.26%          $10,618
    9/30/95     $10,899         0.63%     $11,465       0.20%          $10,640
   10/31/95     $11,078         1.45%     $11,632       0.33%          $10,675
   11/30/95     $11,345         1.66%     $11,825      -0.07%          $10,667
   12/31/95     $11,494         0.96%     $11,938      -0.07%          $10,660
    1/31/96     $11,555         0.76%     $12,029       0.59%          $10,723
    2/29/96     $11,429        -0.68%     $11,947       0.32%          $10,757
    3/31/96     $11,227        -1.28%     $11,794       0.52%          $10,813
    4/30/96     $11,189        -0.28%     $11,761       0.39%          $10,855
    5/31/96     $11,184        -0.04%     $11,757       0.19%          $10,876
    6/30/96     $11,348         1.09%     $11,885       0.06%          $10,882
    7/31/96     $11,445         0.91%     $11,993       0.19%          $10,903
    8/31/96     $11,417        -0.02%     $11,990       0.19%          $10,924
    9/30/96     $11,651         1.40%     $12,158       0.32%          $10,959
   10/31/96     $11,783         1.13%     $12,296       0.32%          $10,994
   11/30/96     $12,031         1.83%     $12,521       0.19%          $11,015
   12/31/96     $11,957        -0.42%     $12,468       0.00%          $11,015
    1/31/97     $11,953         0.19%     $12,492       0.32%          $11,050
    2/28/97     $12,064         0.92%     $12,607       0.31%          $11,084
    3/31/97     $11,872        -1.33%     $12,439       0.25%          $11,112
    4/30/97     $11,996         0.84%     $12,544       0.12%          $11,125
    5/31/97     $12,192         1.51%     $12,733      -0.06%          $11,119
    6/30/97     $12,328         1.07%     $12,869       0.12%          $11,132
    7/31/97     $12,715         2.77%     $13,226       0.12%          $11,145
    8/31/97     $12,555        -0.94%     $13,101       0.19%          $11,166
    9/30/97     $12,706         1.19%     $13,257       0.25%          $11,194
   10/31/97     $12,773         0.64%     $13,342       0.25%          $11,222
   11/30/97     $12,853         0.59%     $13,421      -0.06%          $11,216
   12/31/97     $13,066         1.46%     $13,617      -0.12%          $11,202
    1/31/98     $13,207         1.03%     $13,757       0.19%          $11,223
    2/28/98     $13,202         0.03%     $13,761       0.19%          $11,245

Total                32.02%                    37.61%                   12.45%
Return
-------------------------------------------------------------------------------




GRAPHIC MATERIAL (5)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Florida Insured Tax-Free Income Fund.

Utilities                            47.1%
Other Revenue                        15.3%
Hospitals                            10.0%
Housing                               7.4%
Prerefunded                           4.6%
Certificates of Participation         4.2%
Sales Tax                             3.7%
Industrial                            3.5%
Transportation                        2.5%
General Obligation                    1.1%
Tax Assessment                        0.6%


GRAPHIC MATERIAL (6)

This chart shows in bar format the comparison between Franklin Florida Insured Tax-Free Income Fund's Class I distribution rate of 4.74% and the taxable equivalent rate of 7.85% on 2/28/98.

GRAPHIC MATERIAL (7)

This chart shows the dividend distributions for Franklin Florida Insured Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        4.4 cents
April                        4.4 cents
May                          4.4 cents
June                         4.4 cents
July                         4.4 cents
August                       4.4 cents
September                    4.4 cents
October                      4.4 cents
November                     4.4 cents
December                     4.4 cents
January                      4.4 cents
February                     4.4 cents
Total                       52.8 cents

GRAPHIC MATERIAL (8)

The following line graph compares the performance of the Franklin Florida Insured Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 4/30/93 to 2/28/98.


-------------------------------------------------------------------------------
            Franklin Florida Insured      Lehman Brothers           CPI
                    Tax-Free              Municipal Bond
               Income Fund-Class I             Index
-------------------------------------------------------------------------------
    4/30/93     $9,579                    $10,000                      $10,000
    5/31/93     $9,550          0.56%     $10,056       0.14%          $10,014
    6/30/93     $9,703          1.67%     $10,224       0.14%          $10,028
    7/31/93     $9,722          0.13%     $10,237       0.00%          $10,028
    8/31/93     $9,921          2.08%     $10,450       0.28%          $10,056
    9/30/93     $10,024         1.14%     $10,569       0.21%          $10,077
   10/31/93     $10,059         0.19%     $10,589       0.41%          $10,119
   11/30/93     $9,910         -0.88%     $10,496       0.07%          $10,126
   12/31/93     $10,207         2.11%     $10,718       0.00%          $10,126
    1/31/94     $10,319         1.14%     $10,840       0.27%          $10,153
    2/28/94     $9,949         -2.59%     $10,559       0.34%          $10,187
    3/31/94     $9,309         -4.07%     $10,129       0.34%          $10,222
    4/30/94     $9,382          0.85%     $10,215       0.14%          $10,236
    5/31/94     $9,446          0.87%     $10,304       0.07%          $10,244
    6/30/94     $9,359         -0.61%     $10,241       0.34%          $10,278
    7/31/94     $9,635          1.83%     $10,429       0.27%          $10,306
    8/31/94     $9,569          0.35%     $10,465       0.40%          $10,347
    9/30/94     $9,369         -1.47%     $10,312       0.27%          $10,375
   10/31/94     $9,056         -1.78%     $10,128       0.07%          $10,383
   11/30/94     $8,846         -1.81%     $9,945        0.13%          $10,396
   12/31/94     $9,201          2.20%     $10,163       0.00%          $10,396
    1/31/95     $9,599          2.86%     $10,454       0.40%          $10,438
    2/28/95     $9,968          2.91%     $10,758       0.40%          $10,479
    3/31/95     $10,056         1.15%     $10,882       0.33%          $10,514
    4/30/95     $10,070         0.12%     $10,895       0.33%          $10,549
    5/31/95     $10,444         3.19%     $11,243       0.20%          $10,570
    6/30/95     $10,289        -0.87%     $11,145       0.20%          $10,591
    7/31/95     $10,357         0.95%     $11,251       0.00%          $10,591
    8/31/95     $10,491         1.27%     $11,394       0.26%          $10,618
    9/30/95     $10,570         0.63%     $11,465       0.20%          $10,640
   10/31/95     $10,769         1.45%     $11,632       0.33%          $10,675
   11/30/95     $11,001         1.66%     $11,825      -0.07%          $10,667
   12/31/95     $11,159         0.96%     $11,938      -0.07%          $10,660
    1/31/96     $11,185         0.76%     $12,029       0.59%          $10,723
    2/29/96     $11,057        -0.68%     $11,947       0.32%          $10,757
    3/31/96     $10,863        -1.28%     $11,794       0.52%          $10,813
    4/30/96     $10,812        -0.28%     $11,761       0.39%          $10,855
    5/31/96     $10,816        -0.04%     $11,757       0.19%          $10,876
    6/30/96     $10,978         1.09%     $11,885       0.06%          $10,882
    7/31/96     $11,084         0.91%     $11,993       0.19%          $10,903
    8/31/96     $11,076        -0.02%     $11,990       0.19%          $10,924
    9/30/96     $11,296         1.40%     $12,158       0.32%          $10,959
   10/31/96     $11,392         1.13%     $12,296       0.32%          $10,994
   11/30/96     $11,603         1.83%     $12,521       0.19%          $11,015
   12/31/96     $11,539        -0.42%     $12,468       0.00%          $11,015
    1/31/97     $11,509         0.19%     $12,492       0.32%          $11,050
    2/28/97     $11,629         0.92%     $12,607       0.31%          $11,084
    3/31/97     $11,436        -1.33%     $12,439       0.25%          $11,112
    4/30/97     $11,557         0.84%     $12,544       0.12%          $11,125
    5/31/97     $11,727         1.51%     $12,733      -0.06%          $11,119
    6/30/97     $11,861         1.07%     $12,869       0.12%          $11,132
    7/31/97     $12,257         2.77%     $13,226       0.12%          $11,145
    8/31/97     $12,118        -0.94%     $13,101       0.19%          $11,166
    9/30/97     $12,254         1.19%     $13,257       0.25%          $11,194
   10/31/97     $12,368         0.64%     $13,342       0.25%          $11,222
   11/30/97     $12,457         0.59%     $13,421      -0.06%          $11,216
   12/31/97     $12,656         1.46%     $13,617      -0.12%          $11,202
    1/31/98     $12,794         1.03%     $13,757       0.19%          $11,223
    2/28/98     $12,787         0.03%     $13,761       0.19%          $11,245

Total                27.87%                    37.61%                   12.45%
Return
-------------------------------------------------------------------------------



GRAPHIC MATERIAL (9)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Insured Tax-Free Income Fund.

Utilities                            26.2%
Hospitals                            18.8%
Prerefunded                          15.0%
Transportation                       11.2%
Education                            10.0%
Housing                               6.0%
General Obligation                    4.9%
Certificates of Participation         4.0%
Other Revenue                         2.7%
Industrial                            0.6%
Sales Tax                             0.5%
Special Assessment Bonds              0.1%


GRAPHIC MATERIAL (10)

This chart shows in bar format the comparison between Franklin Insured Tax-Free Income Fund's Class I distribution rate of 5.13% and the taxable equivalent rate of 8.49% on 2/28/98.

GRAPHIC MATERIAL (11)

This chart shows the dividend distributions for Franklin Insured Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.7 cents
April                        5.7 cents
May                          5.7 cents
June                         5.7 cents
July                         5.7 cents
August                       5.7 cents
September                    5.5 cents
October                      5.5 cents
November                     5.5 cents
December                     5.5 cents
January                      5.5 cents
February                     5.5 cents
Total                       67.2 cents

GRAPHIC MATERIAL (12)

The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.


-------------------------------------------------------------------------------
Date            Franklin Insured          Lehman Brothers           CPI
                 Tax-Free Income          Municipal Bond
                  Fund-Class I                 Index
-------------------------------------------------------------------------------
     3/1/88     $9,578                    $10,000                      $10,000
    3/31/88     $9,320         -1.16%     $9,884        0.43%          $10,043
    4/30/88     $9,356          0.76%     $9,959        0.52%          $10,095
    5/31/88     $9,392         -0.29%     $9,930        0.34%          $10,130
    6/30/88     $9,587          1.46%     $10,075       0.43%          $10,173
    7/31/88     $9,659          0.65%     $10,141       0.42%          $10,216
    8/31/88     $9,704          0.09%     $10,150       0.42%          $10,259
    9/30/88     $9,912          1.81%     $10,334       0.67%          $10,327
   10/31/88     $10,193         1.76%     $10,515       0.33%          $10,362
   11/30/88     $10,084        -0.92%     $10,419       0.08%          $10,370
   12/31/88     $10,205         1.02%     $10,525       0.17%          $10,387
    1/31/89     $10,408         2.07%     $10,743       0.50%          $10,439
    2/28/89     $10,316        -1.14%     $10,620       0.41%          $10,482
    3/31/89     $10,314        -0.24%     $10,595       0.58%          $10,543
    4/30/89     $10,546         2.37%     $10,846       0.65%          $10,612
    5/31/89     $10,760         2.08%     $11,072       0.57%          $10,672
    6/30/89     $10,900         1.36%     $11,222       0.24%          $10,698
    7/31/89     $10,992         1.36%     $11,375       0.24%          $10,723
    8/31/89     $10,941        -0.98%     $11,263       0.16%          $10,740
    9/30/89     $10,880        -0.30%     $11,229       0.32%          $10,775
   10/31/89     $10,984         1.22%     $11,366       0.48%          $10,827
   11/30/89     $11,128         1.75%     $11,565       0.24%          $10,853
   12/31/89     $11,224         0.82%     $11,660       0.16%          $10,870
    1/31/90     $11,131        -0.47%     $11,605       1.03%          $10,982
    2/28/90     $11,258         0.89%     $11,709       0.47%          $11,033
    3/31/90     $11,255         0.03%     $11,712       0.55%          $11,094
    4/30/90     $11,151        -0.72%     $11,628       0.16%          $11,112
    5/31/90     $11,411         2.18%     $11,881       0.23%          $11,137
    6/30/90     $11,510         0.88%     $11,986       0.54%          $11,198
    7/31/90     $11,702         1.48%     $12,163       0.38%          $11,240
    8/31/90     $11,420        -1.45%     $11,987       0.92%          $11,344
    9/30/90     $11,507         0.06%     $11,994       0.84%          $11,439
   10/31/90     $11,679         1.81%     $12,211       0.60%          $11,507
   11/30/90     $11,925         2.01%     $12,457       0.22%          $11,533
   12/31/90     $11,961         0.44%     $12,512       0.00%          $11,533
    1/31/91     $12,156         1.34%     $12,679       0.60%          $11,602
    2/28/91     $12,235         0.87%     $12,789       0.15%          $11,619
    3/31/91     $12,282         0.04%     $12,795       0.15%          $11,637
    4/30/91     $12,459         1.34%     $12,966       0.15%          $11,654
    5/31/91     $12,540         0.89%     $13,081       0.30%          $11,689
    6/30/91     $12,533        -0.10%     $13,068       0.29%          $11,723
    7/31/91     $12,703         1.22%     $13,228       0.15%          $11,741
    8/31/91     $12,807         1.32%     $13,402       0.29%          $11,775
    9/30/91     $12,978         1.30%     $13,577       0.44%          $11,827
   10/31/91     $13,060         0.90%     $13,699       0.15%          $11,844
   11/30/91     $13,053         0.28%     $13,737       0.29%          $11,879
   12/31/91     $13,318         2.15%     $14,033       0.07%          $11,887
    1/31/92     $13,367         0.23%     $14,065       0.15%          $11,905
    2/29/92     $13,384         0.03%     $14,069       0.36%          $11,948
    3/31/92     $13,423         0.04%     $14,075       0.51%          $12,009
    4/30/92     $13,531         0.89%     $14,200       0.14%          $12,025
    5/31/92     $13,732         1.18%     $14,367       0.14%          $12,042
    6/30/92     $13,912         1.68%     $14,609       0.36%          $12,086
    7/31/92     $14,418         3.00%     $15,047       0.21%          $12,111
    8/31/92     $14,220        -0.98%     $14,900       0.28%          $12,145
    9/30/92     $14,246         0.65%     $14,996       0.28%          $12,179
   10/31/92     $14,010        -0.98%     $14,850       0.35%          $12,222
   11/30/92     $14,348         1.79%     $15,115       0.14%          $12,239
   12/31/92     $14,542         1.02%     $15,270      -0.07%          $12,230
    1/31/93     $14,738         1.16%     $15,447       0.49%          $12,290
    2/28/93     $15,166         3.62%     $16,006       0.35%          $12,333
    3/31/93     $15,071        -1.06%     $15,836       0.35%          $12,376
    4/30/93     $15,171         1.01%     $15,996       0.28%          $12,411
    5/31/93     $15,235         0.56%     $16,086       0.14%          $12,428
    6/30/93     $15,496         1.67%     $16,354       0.14%          $12,446
    7/31/93     $15,520         0.13%     $16,376       0.00%          $12,446
    8/31/93     $15,833         2.08%     $16,716       0.28%          $12,480
    9/30/93     $16,009         1.14%     $16,907       0.21%          $12,507
   10/31/93     $16,034         0.19%     $16,939       0.41%          $12,558
   11/30/93     $15,983        -0.88%     $16,790       0.07%          $12,567
   12/31/93     $16,264         2.11%     $17,144       0.00%          $12,567
    1/31/94     $16,418         1.14%     $17,339       0.27%          $12,601
    2/28/94     $16,096        -2.59%     $16,890       0.34%          $12,644
    3/31/94     $15,577        -4.07%     $16,203       0.34%          $12,687
    4/30/94     $15,642         0.85%     $16,341       0.14%          $12,704
    5/31/94     $15,747         0.87%     $16,483       0.07%          $12,713
    6/30/94     $15,693        -0.61%     $16,382       0.34%          $12,756
    7/31/94     $15,944         1.83%     $16,682       0.27%          $12,791
    8/31/94     $15,984         0.35%     $16,740       0.40%          $12,842
    9/30/94     $15,835        -1.47%     $16,494       0.27%          $12,877
   10/31/94     $15,630        -1.78%     $16,201       0.07%          $12,886
   11/30/94     $15,373        -1.81%     $15,908       0.13%          $12,902
   12/31/94     $15,681         2.20%     $16,258       0.00%          $12,902
    1/31/95     $16,046         2.86%     $16,723       0.40%          $12,954
    2/28/95     $16,426         2.91%     $17,209       0.40%          $13,006
    3/31/95     $16,562         1.15%     $17,407       0.33%          $13,049
    4/30/95     $16,601         0.12%     $17,428       0.33%          $13,092
    5/31/95     $16,975         3.19%     $17,984       0.20%          $13,118
    6/30/95     $16,889        -0.87%     $17,827       0.20%          $13,144
    7/31/95     $16,972         0.95%     $17,997       0.00%          $13,144
    8/31/95     $17,126         1.27%     $18,225       0.26%          $13,178
    9/30/95     $17,209         0.63%     $18,340       0.20%          $13,205
   10/31/95     $17,421         1.45%     $18,606       0.33%          $13,248
   11/30/95     $17,662         1.66%     $18,915      -0.07%          $13,239
   12/31/95     $17,819         0.96%     $19,097      -0.07%          $13,230
    1/31/96     $17,919         0.76%     $19,242       0.59%          $13,308
    2/29/96     $17,844        -0.68%     $19,111       0.32%          $13,350
    3/31/96     $17,669        -1.28%     $18,866       0.52%          $13,420
    4/30/96     $17,623        -0.28%     $18,813       0.39%          $13,472
    5/31/96     $17,650        -0.04%     $18,806       0.19%          $13,498
    6/30/96     $17,827         1.09%     $19,011       0.06%          $13,506
    7/31/96     $17,944         0.91%     $19,184       0.19%          $13,532
    8/31/96     $17,972        -0.02%     $19,180       0.19%          $13,557
    9/30/96     $18,192         1.40%     $19,449       0.32%          $13,601
   10/31/96     $18,353         1.13%     $19,668       0.32%          $13,644
   11/30/96     $18,606         1.83%     $20,028       0.19%          $13,670
   12/31/96     $18,556        -0.42%     $19,944       0.00%          $13,670
    1/31/97     $18,582         0.19%     $19,982       0.32%          $13,714
    2/28/97     $18,715         0.92%     $20,166       0.31%          $13,756
    3/31/97     $18,541        -1.33%     $19,898       0.25%          $13,791
    4/30/97     $18,676         0.84%     $20,065       0.12%          $13,807
    5/31/97     $18,889         1.51%     $20,368      -0.06%          $13,799
    6/30/97     $19,056         1.07%     $20,586       0.12%          $13,816
    7/31/97     $19,506         2.77%     $21,156       0.12%          $13,832
    8/31/97     $19,344        -0.94%     $20,957       0.19%          $13,858
    9/30/97     $19,542         1.19%     $21,206       0.25%          $13,893
   10/31/97     $19,662         0.64%     $21,342       0.25%          $13,928
   11/30/97     $19,798         0.59%     $21,468      -0.06%          $13,919
   12/31/97     $20,069         1.46%     $21,781      -0.12%          $13,903
    1/31/98     $20,240         1.03%     $22,006       0.19%          $13,929
    2/28/98     $20,231         0.03%     $22,012       0.19%          $13,956

Total               102.31%                   120.12%                   39.56%
Return
-------------------------------------------------------------------------------


GRAPHIC MATERIAL (13)

This chart shows in bar format the comparison between Franklin Insured Tax-Free Income Fund's Class II distribution rate of 4.71% and the taxable equivalent rate of 7.80% on 2/28/98.

GRAPHIC MATERIAL (14)

This chart shows the dividend distributions for Franklin Insured Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        5.09 cents
April                        5.12 cents
May                          5.12 cents
June                         5.12 cents
July                         5.14 cents
August                       5.14 cents
September                    4.90 cents
October                      4.90 cents
November                     4.90 cents
December                     4.90 cents
January                      4.91 cents
February                     4.91 cents
Total                       60.15 cents

GRAPHIC MATERIAL (15)

The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.


-------------------------------------------------------------------------------
Date            Franklin Insured          Lehman Brothers           CPI
                 Tax-Free Income          Municipal Bond
                  Fund-Class II                Index
-------------------------------------------------------------------------------
     5/1/95     $9,901                    $10,000                 $10,000
    5/31/95     $10,122         3.19%     $10,319       0.20%     $10,020
    6/30/95     $10,075        -0.87%     $10,229       0.20%     $10,040
    7/31/95     $10,119         0.95%     $10,326       0.00%     $10,040
    8/31/95     $10,206         1.27%     $10,458       0.26%     $10,066
    9/29/95     $10,259         0.63%     $10,523       0.20%     $10,086
   10/31/95     $10,379         1.45%     $10,676       0.33%     $10,120
   11/30/95     $10,509         1.66%     $10,853      -0.07%     $10,112
   12/29/95     $10,605         0.96%     $10,957      -0.07%     $10,105
    1/31/96     $10,659         0.76%     $11,041       0.59%     $10,165
    2/29/96     $10,610        -0.68%     $10,966       0.32%     $10,198
    3/29/96     $10,502        -1.28%     $10,825       0.52%     $10,251
    4/30/96     $10,478        -0.28%     $10,795       0.39%     $10,291
    5/31/96     $10,489        -0.04%     $10,791       0.19%     $10,310
    6/28/96     $10,589         1.09%     $10,908       0.06%     $10,316
    7/31/96     $10,662         0.91%     $11,008       0.19%     $10,336
    8/30/96     $10,665        -0.02%     $11,005       0.19%     $10,356
    9/30/96     $10,790         1.40%     $11,159       0.32%     $10,389
   10/31/96     $10,880         1.13%     $11,286       0.32%     $10,422
   11/29/96     $11,024         1.83%     $11,492       0.19%     $10,442
   12/31/96     $10,989        -0.42%     $11,444       0.00%     $10,442
    1/31/97     $10,999         0.19%     $11,466       0.32%     $10,475
    2/28/97     $11,081         0.92%     $11,571       0.31%     $10,508
    3/31/97     $10,963        -1.33%     $11,417       0.25%     $10,534
    4/30/97     $11,047         0.84%     $11,513       0.12%     $10,547
    5/31/97     $11,167         1.51%     $11,687      -0.06%     $10,540
    6/30/97     $11,260         1.07%     $11,812       0.12%     $10,553
    7/31/97     $11,519         2.77%     $12,139       0.12%     $10,565
    8/31/97     $11,419        -0.94%     $12,025       0.19%     $10,586
    9/30/97     $11,529         1.19%     $12,168       0.25%     $10,612
   10/31/97     $11,594         0.64%     $12,246       0.25%     $10,639
   11/30/97     $11,668         0.59%     $12,318      -0.06%     $10,632
   12/31/97     $11,831         1.46%     $12,498      -0.12%     $10,619
    1/31/98     $11,916         1.03%     $12,627       0.19%     $10,640
    2/28/98     $11,915         0.03%     $12,631       0.19%     $10,660

Total                19.15%                    26.31%                    6.60%
Return
-------------------------------------------------------------------------------


GRAPHIC MATERIAL (16)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Massachusetts Insured Tax-Free Income Fund.

Hospitals                            30.3%
Education                            24.0%
Transportation                       10.3%
Prerefunded                           9.8%
General Obligations                   9.7%
Housing                               8.4%
Utilities                             5.3%
Health Care                           1.3%
Certificates of Participation         0.9%


GRAPHIC MATERIAL (17)

This chart shows in bar format the comparison between Franklin Massachusetts Insured Tax-Free Income Fund's Class I distribution rate of 4.79% and the taxable equivalent rate of 9.01% on 2/28/98.

GRAPHIC MATERIAL (18)

This chart shows the dividend distributions for Franklin Massachusetts Insured Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.2 cents
April                        5.2 cents
May                          5.2 cents
June                         5.2 cents
July                         5.2 cents
August                       5.2 cents
September                    5.0 cents
October                      5.0 cents
November                     5.0 cents
December                     5.0 cents
January                      5.0 cents
February                     5.0 cents
Total                       61.20 cents

GRAPHIC MATERIAL (19)

The following line graph compares the performance of the Franklin
Massachusetts Insured Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.


-------------------------------------------------------------------------------
Date         Franklin Massachusetts       Lehman Brothers           CPI
                  Insured Tax-            Municipal Bond
            Free Income Fund-Class I           Index
-------------------------------------------------------------------------------
     3/1/88     $9,576                    $10,000                      $10,000
    3/31/88     $9,368         -1.16%     $9,884        0.43%          $10,043
    4/30/88     $9,396          0.76%     $9,959        0.52%          $10,095
    5/31/88     $9,423         -0.29%     $9,930        0.34%          $10,130
    6/30/88     $9,589          1.46%     $10,075       0.43%          $10,173
    7/31/88     $9,617          0.65%     $10,141       0.42%          $10,216
    8/31/88     $9,681          0.09%     $10,150       0.42%          $10,259
    9/30/88     $9,867          1.81%     $10,334       0.67%          $10,327
   10/31/88     $10,102         1.76%     $10,515       0.33%          $10,362
   11/30/88     $10,016        -0.92%     $10,419       0.08%          $10,370
   12/31/88     $10,129         1.02%     $10,525       0.17%          $10,387
    1/31/89     $10,310         2.07%     $10,743       0.50%          $10,439
    2/28/89     $10,232        -1.14%     $10,620       0.41%          $10,482
    3/31/89     $10,212        -0.24%     $10,595       0.58%          $10,543
    4/30/89     $10,406         2.37%     $10,846       0.65%          $10,612
    5/31/89     $10,630         2.08%     $11,072       0.57%          $10,672
    6/30/89     $10,766         1.36%     $11,222       0.24%          $10,698
    7/31/89     $10,874         1.36%     $11,375       0.24%          $10,723
    8/31/89     $10,784        -0.98%     $11,263       0.16%          $10,740
    9/30/89     $10,743        -0.30%     $11,229       0.32%          $10,775
   10/31/89     $10,832         1.22%     $11,366       0.48%          $10,827
   11/30/89     $10,973         1.75%     $11,565       0.24%          $10,853
   12/31/89     $11,053         0.82%     $11,660       0.16%          $10,870
    1/31/90     $10,949        -0.47%     $11,605       1.03%          $10,982
    2/28/90     $11,061         0.89%     $11,709       0.47%          $11,033
    3/31/90     $11,061         0.03%     $11,712       0.55%          $11,094
    4/30/90     $10,947        -0.72%     $11,628       0.16%          $11,112
    5/31/90     $11,176         2.18%     $11,881       0.23%          $11,137
    6/30/90     $11,271         0.88%     $11,986       0.54%          $11,198
    7/31/90     $11,451         1.48%     $12,163       0.38%          $11,240
    8/31/90     $11,238        -1.45%     $11,987       0.92%          $11,344
    9/30/90     $11,217         0.06%     $11,994       0.84%          $11,439
   10/31/90     $11,357         1.81%     $12,211       0.60%          $11,507
   11/30/90     $11,584         2.01%     $12,457       0.22%          $11,533
   12/31/90     $11,616         0.44%     $12,512       0.00%          $11,533
    1/31/91     $11,825         1.34%     $12,679       0.60%          $11,602
    2/28/91     $11,879         0.87%     $12,789       0.15%          $11,619
    3/31/91     $11,934         0.04%     $12,795       0.15%          $11,637
    4/30/91     $12,101         1.34%     $12,966       0.15%          $11,654
    5/31/91     $12,179         0.89%     $13,081       0.30%          $11,689
    6/30/91     $12,191        -0.10%     $13,068       0.29%          $11,723
    7/31/91     $12,361         1.22%     $13,228       0.15%          $11,741
    8/31/91     $12,463         1.32%     $13,402       0.29%          $11,775
    9/30/91     $12,612         1.30%     $13,577       0.44%          $11,827
   10/31/91     $12,704         0.90%     $13,699       0.15%          $11,844
   11/30/91     $12,703         0.28%     $13,737       0.29%          $11,879
   12/31/91     $12,948         2.15%     $14,033       0.07%          $11,887
    1/31/92     $13,006         0.23%     $14,065       0.15%          $11,905
    2/29/92     $13,002         0.03%     $14,069       0.36%          $11,948
    3/31/92     $13,034         0.04%     $14,075       0.51%          $12,009
    4/30/92     $13,149         0.89%     $14,200       0.14%          $12,025
    5/31/92     $13,324         1.18%     $14,367       0.14%          $12,042
    6/30/92     $13,524         1.68%     $14,609       0.36%          $12,086
    7/31/92     $13,966         3.00%     $15,047       0.21%          $12,111
    8/31/92     $13,781        -0.98%     $14,900       0.28%          $12,145
    9/30/92     $13,802         0.65%     $14,996       0.28%          $12,179
   10/31/92     $13,541        -0.98%     $14,850       0.35%          $12,222
   11/30/92     $13,881         1.79%     $15,115       0.14%          $12,239
   12/31/92     $14,087         1.02%     $15,270      -0.07%          $12,230
    1/31/93     $14,282         1.16%     $15,447       0.49%          $12,290
    2/28/93     $14,690         3.62%     $16,006       0.35%          $12,333
    3/31/93     $14,686        -1.06%     $15,836       0.35%          $12,376
    4/30/93     $14,795         1.01%     $15,996       0.28%          $12,411
    5/31/93     $14,842         0.56%     $16,086       0.14%          $12,428
    6/30/93     $15,080         1.67%     $16,354       0.14%          $12,446
    7/31/93     $15,114         0.13%     $16,376       0.00%          $12,446
    8/31/93     $15,393         2.08%     $16,716       0.28%          $12,480
    9/30/93     $15,543         1.14%     $16,907       0.21%          $12,507
   10/31/93     $15,576         0.19%     $16,939       0.41%          $12,558
   11/30/93     $15,519        -0.88%     $16,790       0.07%          $12,567
   12/31/93     $15,749         2.11%     $17,144       0.00%          $12,567
    1/31/94     $15,915         1.14%     $17,339       0.27%          $12,601
    2/28/94     $15,658        -2.59%     $16,890       0.34%          $12,644
    3/31/94     $15,134        -4.07%     $16,203       0.34%          $12,687
    4/30/94     $15,168         0.85%     $16,341       0.14%          $12,704
    5/31/94     $15,255         0.87%     $16,483       0.07%          $12,713
    6/30/94     $15,220        -0.61%     $16,382       0.34%          $12,756
    7/31/94     $15,444         1.83%     $16,682       0.27%          $12,791
    8/31/94     $15,478         0.35%     $16,740       0.40%          $12,842
    9/30/94     $15,321        -1.47%     $16,494       0.27%          $12,877
   10/31/94     $15,148        -1.78%     $16,201       0.07%          $12,886
   11/30/94     $14,908        -1.81%     $15,908       0.13%          $12,902
   12/31/94     $15,179         2.20%     $16,258       0.00%          $12,902
    1/31/95     $15,562         2.86%     $16,723       0.40%          $12,954
    2/28/95     $15,947         2.91%     $17,209       0.40%          $13,006
    3/31/95     $16,067         1.15%     $17,407       0.33%          $13,049
    4/30/95     $16,130         0.12%     $17,428       0.33%          $13,092
    5/31/95     $16,450         3.19%     $17,984       0.20%          $13,118
    6/30/95     $16,385        -0.87%     $17,827       0.20%          $13,144
    7/31/95     $16,493         0.95%     $17,997       0.00%          $13,144
    8/31/95     $16,630         1.27%     $18,225       0.26%          $13,178
    9/30/95     $16,739         0.63%     $18,340       0.20%          $13,205
   10/31/95     $16,935         1.45%     $18,606       0.33%          $13,248
   11/30/95     $17,147         1.66%     $18,915      -0.07%          $13,239
   12/31/95     $17,316         0.96%     $19,097      -0.07%          $13,230
    1/31/96     $17,398         0.76%     $19,242       0.59%          $13,308
    2/29/96     $17,345        -0.68%     $19,111       0.32%          $13,350
    3/31/96     $17,175        -1.28%     $18,866       0.52%          $13,420
    4/30/96     $17,107        -0.28%     $18,813       0.39%          $13,472
    5/31/96     $17,144        -0.04%     $18,806       0.19%          $13,498
    6/30/96     $17,288         1.09%     $19,011       0.06%          $13,506
    7/31/96     $17,417         0.91%     $19,184       0.19%          $13,532
    8/31/96     $17,439        -0.02%     $19,180       0.19%          $13,557
    9/30/96     $17,642         1.40%     $19,449       0.32%          $13,601
   10/31/96     $17,799         1.13%     $19,668       0.32%          $13,644
   11/30/96     $18,050         1.83%     $20,028       0.19%          $13,670
   12/31/96     $17,991        -0.42%     $19,944       0.00%          $13,670
    1/31/97     $18,026         0.19%     $19,982       0.32%          $13,714
    2/28/97     $18,169         0.92%     $20,166       0.31%          $13,756
    3/31/97     $17,936        -1.33%     $19,898       0.25%          $13,791
    4/30/97     $18,082         0.84%     $20,065       0.12%          $13,807
    5/31/97     $18,339         1.51%     $20,368      -0.06%          $13,799
    6/30/97     $18,538         1.07%     $20,586       0.12%          $13,816
    7/31/97     $19,041         2.77%     $21,156       0.12%          $13,832
    8/31/97     $18,866        -0.94%     $20,957       0.19%          $13,858
    9/30/97     $19,077         1.19%     $21,206       0.25%          $13,893
   10/31/97     $19,175         0.64%     $21,342       0.25%          $13,928
   11/30/97     $19,306         0.59%     $21,468      -0.06%          $13,919
   12/31/97     $19,584         1.46%     $21,781      -0.12%          $13,903
    1/31/98     $19,717         1.03%     $22,006       0.19%          $13,929
    2/28/98     $19,717         0.03%     $22,012       0.19%          $13,956

Total                97.17%                   120.12%                   39.56%
Return
-------------------------------------------------------------------------------


GRAPHIC MATERIAL (20)

This chart shows in bar format the comparison between Franklin Massachusetts Insured Tax-Free Income Fund's Class II distribution rate of 4.37% and the taxable equivalent rate of 8.22% on 2/28/98.

GRAPHIC MATERIAL (21)

This chart shows the dividend distributions for Franklin Massachusetts Insured Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        4.65 cents
April                        4.71 cents
May                          4.71 cents
June                         4.71 cents
July                         4.64 cents
August                       4.64 cents
September                    4.41 cents
October                      4.41 cents
November                     4.41 cents
December                     4.41 cents
January                      4.44 cents
February                     4.44 cents
Total                       54.58 cents

GRAPHIC MATERIAL (22)

The following line graph compares the performance of the Franklin
Massachusetts Insured Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.


-------------------------------------------------------------------------------
Date         Franklin Massachusetts       Lehman Brothers           CPI
                  Insured Tax-            Municipal Bond
            Free Income Fund-Class II          Index
-------------------------------------------------------------------------------
     5/1/95     $9,904                    $10,000                 $10,000
    5/31/95     $10,100         3.19%     $10,319       0.20%     $10,020
    6/30/95     $10,064        -0.87%     $10,229       0.20%     $10,040
    7/31/95     $10,125         0.95%     $10,326       0.00%     $10,040
    8/31/95     $10,213         1.27%     $10,458       0.26%     $10,066
    9/29/95     $10,265         0.63%     $10,523       0.20%     $10,086
   10/31/95     $10,380         1.45%     $10,676       0.33%     $10,120
   11/30/95     $10,513         1.66%     $10,853      -0.07%     $10,112
   12/29/95     $10,611         0.96%     $10,957      -0.07%     $10,105
    1/31/96     $10,655         0.76%     $11,041       0.59%     $10,165
    2/29/96     $10,618        -0.68%     $10,966       0.32%     $10,198
    3/29/96     $10,501        -1.28%     $10,825       0.52%     $10,251
    4/30/96     $10,464        -0.28%     $10,795       0.39%     $10,291
    5/31/96     $10,481        -0.04%     $10,791       0.19%     $10,310
    6/28/96     $10,564         1.09%     $10,908       0.06%     $10,316
    7/31/96     $10,647         0.91%     $11,008       0.19%     $10,336
    8/30/96     $10,646        -0.02%     $11,005       0.19%     $10,356
    9/30/96     $10,774         1.40%     $11,159       0.32%     $10,389
   10/31/96     $10,855         1.13%     $11,286       0.32%     $10,422
   11/29/96     $11,002         1.83%     $11,492       0.19%     $10,442
   12/31/96     $10,961        -0.42%     $11,444       0.00%     $10,442
    1/31/97     $10,977         0.19%     $11,466       0.32%     $10,475
    2/28/97     $11,068         0.92%     $11,571       0.31%     $10,508
    3/31/97     $10,921        -1.33%     $11,417       0.25%     $10,534
    4/30/97     $10,996         0.84%     $11,513       0.12%     $10,547
    5/31/97     $11,147         1.51%     $11,687      -0.06%     $10,540
    6/30/97     $11,272         1.07%     $11,812       0.12%     $10,553
    7/31/97     $11,561         2.77%     $12,139       0.12%     $10,565
    8/31/97     $11,450        -0.94%     $12,025       0.19%     $10,586
    9/30/97     $11,582         1.19%     $12,168       0.25%     $10,612
   10/31/97     $11,635         0.64%     $12,246       0.25%     $10,639
   11/30/97     $11,709         0.59%     $12,318      -0.06%     $10,632
   12/31/97     $11,861         1.46%     $12,498      -0.12%     $10,619
    1/31/98     $11,945         1.03%     $12,627       0.19%     $10,640
    2/28/98     $11,940         0.03%     $12,631       0.19%     $10,660

Total                19.40%                    26.31%                    6.60%
Return
-------------------------------------------------------------------------------


GRAPHIC MATERIAL (23)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Michigan Insured Tax-Free Income Fund.

Education                            29.0%
Hospitals                            17.5%
Prerefunded                          17.2%
Utilities                            14.5%
General Obligation                    9.6%
Transportation                        5.2%
Other Revenue                         3.3%
Health Care                           1.9%
Housing                               1.3%
Tax Allocation Bonds                  0.4%
Sales Tax Revenue Bonds               0.1%

GRAPHIC MATERIAL (24)

This chart shows in bar format the comparison between Franklin Michigan Insured Tax-Free Income Fund's Class I distribution rate of 4.80% and the taxable equivalent rate of 8.31% on 2/28/98.

GRAPHIC MATERIAL (25)

This chart shows the dividend distributions for Franklin Michigan Insured Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.5 cents
April                        5.5 cents
May                          5.5 cents
June                         5.4 cents
July                         5.4 cents
August                       5.4 cents
September                    5.4 cents
October                      5.4 cents
November                     5.4 cents
December                     5.2 cents
January                      5.2 cents
February                     5.2 cents
Total                       64.5 cents

GRAPHIC MATERIAL (26)

The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.


-------------------------------------------------------------------------------
Date            Franklin Michigan         Lehman Brothers           CPI
                Insured Tax-Free          Municipal Bond
               Income Fund-Class I             Index
-------------------------------------------------------------------------------
     3/1/88     $9,578                    $10,000                      $10,000
    3/31/88     $9,390         -1.16%     $9,884        0.43%          $10,043
    4/30/88     $9,422          0.76%     $9,959        0.52%          $10,095
    5/31/88     $9,454         -0.29%     $9,930        0.34%          $10,130
    6/30/88     $9,630          1.46%     $10,075       0.43%          $10,173
    7/31/88     $9,654          0.65%     $10,141       0.42%          $10,216
    8/31/88     $9,714          0.09%     $10,150       0.42%          $10,259
    9/30/88     $9,893          1.81%     $10,334       0.67%          $10,327
   10/31/88     $10,147         1.76%     $10,515       0.33%          $10,362
   11/30/88     $10,056        -0.92%     $10,419       0.08%          $10,370
   12/31/88     $10,178         1.02%     $10,525       0.17%          $10,387
    1/31/89     $10,357         2.07%     $10,743       0.50%          $10,439
    2/28/89     $10,292        -1.14%     $10,620       0.41%          $10,482
    3/31/89     $10,265        -0.24%     $10,595       0.58%          $10,543
    4/30/89     $10,465         2.37%     $10,846       0.65%          $10,612
    5/31/89     $10,715         2.08%     $11,072       0.57%          $10,672
    6/30/89     $10,861         1.36%     $11,222       0.24%          $10,698
    7/31/89     $10,939         1.36%     $11,375       0.24%          $10,723
    8/31/89     $10,872        -0.98%     $11,263       0.16%          $10,740
    9/30/89     $10,814        -0.30%     $11,229       0.32%          $10,775
   10/31/89     $10,903         1.22%     $11,366       0.48%          $10,827
   11/30/89     $11,063         1.75%     $11,565       0.24%          $10,853
   12/31/89     $11,143         0.82%     $11,660       0.16%          $10,870
    1/31/90     $11,054        -0.47%     $11,605       1.03%          $10,982
    2/28/90     $11,166         0.89%     $11,709       0.47%          $11,033
    3/31/90     $11,168         0.03%     $11,712       0.55%          $11,094
    4/30/90     $11,068        -0.72%     $11,628       0.16%          $11,112
    5/31/90     $11,325         2.18%     $11,881       0.23%          $11,137
    6/30/90     $11,461         0.88%     $11,986       0.54%          $11,198
    7/31/90     $11,629         1.48%     $12,163       0.38%          $11,240
    8/31/90     $11,392        -1.45%     $11,987       0.92%          $11,344
    9/30/90     $11,404         0.06%     $11,994       0.84%          $11,439
   10/31/90     $11,554         1.81%     $12,211       0.60%          $11,507
   11/30/90     $11,799         2.01%     $12,457       0.22%          $11,533
   12/31/90     $11,823         0.44%     $12,512       0.00%          $11,533
    1/31/91     $12,007         1.34%     $12,679       0.60%          $11,602
    2/28/91     $12,084         0.87%     $12,789       0.15%          $11,619
    3/31/91     $12,129         0.04%     $12,795       0.15%          $11,637
    4/30/91     $12,294         1.34%     $12,966       0.15%          $11,654
    5/31/91     $12,373         0.89%     $13,081       0.30%          $11,689
    6/30/91     $12,365        -0.10%     $13,068       0.29%          $11,723
    7/31/91     $12,522         1.22%     $13,228       0.15%          $11,741
    8/31/91     $12,613         1.32%     $13,402       0.29%          $11,775
    9/30/91     $12,772         1.30%     $13,577       0.44%          $11,827
   10/31/91     $12,864         0.90%     $13,699       0.15%          $11,844
   11/30/91     $12,855         0.28%     $13,737       0.29%          $11,879
   12/31/91     $13,119         2.15%     $14,033       0.07%          $11,887
    1/31/92     $13,166         0.23%     $14,065       0.15%          $11,905
    2/29/92     $13,157         0.03%     $14,069       0.36%          $11,948
    3/31/92     $13,194         0.04%     $14,075       0.51%          $12,009
    4/30/92     $13,324         0.89%     $14,200       0.14%          $12,025
    5/31/92     $13,536         1.18%     $14,367       0.14%          $12,042
    6/30/92     $13,734         1.68%     $14,609       0.36%          $12,086
    7/31/92     $14,229         3.00%     $15,047       0.21%          $12,111
    8/31/92     $14,038        -0.98%     $14,900       0.28%          $12,145
    9/30/92     $14,072         0.65%     $14,996       0.28%          $12,179
   10/31/92     $13,832        -0.98%     $14,850       0.35%          $12,222
   11/30/92     $14,155         1.79%     $15,115       0.14%          $12,239
   12/31/92     $14,335         1.02%     $15,270      -0.07%          $12,230
    1/31/93     $14,516         1.16%     $15,447       0.49%          $12,290
    2/28/93     $14,930         3.62%     $16,006       0.35%          $12,333
    3/31/93     $14,892        -1.06%     $15,836       0.35%          $12,376
    4/30/93     $14,989         1.01%     $15,996       0.28%          $12,411
    5/31/93     $15,075         0.56%     $16,086       0.14%          $12,428
    6/30/93     $15,323         1.67%     $16,354       0.14%          $12,446
    7/31/93     $15,321         0.13%     $16,376       0.00%          $12,446
    8/31/93     $15,622         2.08%     $16,716       0.28%          $12,480
    9/30/93     $15,808         1.14%     $16,907       0.21%          $12,507
   10/31/93     $15,881         0.19%     $16,939       0.41%          $12,558
   11/30/93     $15,803        -0.88%     $16,790       0.07%          $12,567
   12/31/93     $16,069         2.11%     $17,144       0.00%          $12,567
    1/31/94     $16,208         1.14%     $17,339       0.27%          $12,601
    2/28/94     $15,882        -2.59%     $16,890       0.34%          $12,644
    3/31/94     $15,372        -4.07%     $16,203       0.34%          $12,687
    4/30/94     $15,473         0.85%     $16,341       0.14%          $12,704
    5/31/94     $15,547         0.87%     $16,483       0.07%          $12,713
    6/30/94     $15,490        -0.61%     $16,382       0.34%          $12,756
    7/31/94     $15,724         1.83%     $16,682       0.27%          $12,791
    8/31/94     $15,761         0.35%     $16,740       0.40%          $12,842
    9/30/94     $15,583        -1.47%     $16,494       0.27%          $12,877
   10/31/94     $15,376        -1.78%     $16,201       0.07%          $12,886
   11/30/94     $15,130        -1.81%     $15,908       0.13%          $12,902
   12/31/94     $15,438         2.20%     $16,258       0.00%          $12,902
    1/31/95     $15,789         2.86%     $16,723       0.40%          $12,954
    2/28/95     $16,182         2.91%     $17,209       0.40%          $13,006
    3/31/95     $16,316         1.15%     $17,407       0.33%          $13,049
    4/30/95     $16,352         0.12%     $17,428       0.33%          $13,092
    5/31/95     $16,738         3.19%     $17,984       0.20%          $13,118
    6/30/95     $16,636        -0.87%     $17,827       0.20%          $13,144
    7/31/95     $16,730         0.95%     $17,997       0.00%          $13,144
    8/31/95     $16,881         1.27%     $18,225       0.26%          $13,178
    9/30/95     $16,976         0.63%     $18,340       0.20%          $13,205
   10/31/95     $17,185         1.45%     $18,606       0.33%          $13,248
   11/30/95     $17,439         1.66%     $18,915      -0.07%          $13,239
   12/31/95     $17,578         0.96%     $19,097      -0.07%          $13,230
    1/31/96     $17,690         0.76%     $19,242       0.59%          $13,308
    2/29/96     $17,612        -0.68%     $19,111       0.32%          $13,350
    3/31/96     $17,416        -1.28%     $18,866       0.52%          $13,420
    4/30/96     $17,394        -0.28%     $18,813       0.39%          $13,472
    5/31/96     $17,386        -0.04%     $18,806       0.19%          $13,498
    6/30/96     $17,571         1.09%     $19,011       0.06%          $13,506
    7/31/96     $17,713         0.91%     $19,184       0.19%          $13,532
    8/31/96     $17,704        -0.02%     $19,180       0.19%          $13,557
    9/30/96     $17,937         1.40%     $19,449       0.32%          $13,601
   10/31/96     $18,095         1.13%     $19,668       0.32%          $13,644
   11/30/96     $18,390         1.83%     $20,028       0.19%          $13,670
   12/31/96     $18,322        -0.42%     $19,944       0.00%          $13,670
    1/31/97     $18,330         0.19%     $19,982       0.32%          $13,714
    2/28/97     $18,475         0.92%     $20,166       0.31%          $13,756
    3/31/97     $18,251        -1.33%     $19,898       0.25%          $13,791
    4/30/97     $18,383         0.84%     $20,065       0.12%          $13,807
    5/31/97     $18,624         1.51%     $20,368      -0.06%          $13,799
    6/30/97     $18,785         1.07%     $20,586       0.12%          $13,816
    7/31/97     $19,248         2.77%     $21,156       0.12%          $13,832
    8/31/97     $19,064        -0.94%     $20,957       0.19%          $13,858
    9/30/97     $19,261         1.19%     $21,206       0.25%          $13,893
   10/31/97     $19,380         0.64%     $21,342       0.25%          $13,928
   11/30/97     $19,499         0.59%     $21,468      -0.06%          $13,919
   12/31/97     $19,823         1.46%     $21,781      -0.12%          $13,903
    1/31/98     $19,989         1.03%     $22,006       0.19%          $13,929
    2/28/98     $20,025         0.03%     $22,012       0.19%          $13,956

Total               100.25%                   120.12%                   39.56%
Return
-------------------------------------------------------------------------------


GRAPHIC MATERIAL (27)

This chart shows in bar format the comparison between Franklin Michigan Insured Tax-Free Income Fund's Class II distribution rate of 4.35% and the taxable equivalent rate of 7.53% on 2/28/98.


GRAPHIC MATERIAL (28)

This chart shows the dividend distributions for Franklin Michigan Insured Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        4.80 cents
April                        4.97 cents
May                          4.97 cents
June                         4.87 cents
July                         4.82 cents
August                       4.82 cents
September                    4.79 cents
October                      4.79 cents
November                     4.79 cents
December                     4.59 cents
January                      4.59 cents
February                     4.59 cents
Total                       57.39 cents

GRAPHIC MATERIAL (29)

The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.


-------------------------------------------------------------------------------
Date            Franklin Michigan         Lehman Brothers           CPI
                Insured Tax-Free          Municipal Bond
              Income Fund-Class II             Index
-------------------------------------------------------------------------------
     5/1/95     $9,899                    $10,000                 $10,000
    5/31/95     $10,141         3.19%     $10,319       0.20%     $10,020
    6/30/95     $10,082        -0.87%     $10,229       0.20%     $10,040
    7/31/95     $10,134         0.95%     $10,326       0.00%     $10,040
    8/31/95     $10,220         1.27%     $10,458       0.26%     $10,066
    9/29/95     $10,281         0.63%     $10,523       0.20%     $10,086
   10/31/95     $10,402         1.45%     $10,676       0.33%     $10,120
   11/30/95     $10,549         1.66%     $10,853      -0.07%     $10,112
   12/29/95     $10,629         0.96%     $10,957      -0.07%     $10,105
    1/31/96     $10,690         0.76%     $11,041       0.59%     $10,165
    2/29/96     $10,639        -0.68%     $10,966       0.32%     $10,198
    3/29/96     $10,513        -1.28%     $10,825       0.52%     $10,251
    4/30/96     $10,495        -0.28%     $10,795       0.39%     $10,291
    5/31/96     $10,494        -0.04%     $10,791       0.19%     $10,310
    6/28/96     $10,591         1.09%     $10,908       0.06%     $10,316
    7/31/96     $10,671         0.91%     $11,008       0.19%     $10,336
    8/30/96     $10,670        -0.02%     $11,005       0.19%     $10,356
    9/30/96     $10,805         1.40%     $11,159       0.32%     $10,389
   10/31/96     $10,895         1.13%     $11,286       0.32%     $10,422
   11/29/96     $11,066         1.83%     $11,492       0.19%     $10,442
   12/31/96     $11,020        -0.42%     $11,444       0.00%     $10,442
    1/31/97     $11,019         0.19%     $11,466       0.32%     $10,475
    2/28/97     $11,109         0.92%     $11,571       0.31%     $10,508
    3/31/97     $10,960        -1.33%     $11,417       0.25%     $10,534
    4/30/97     $11,034         0.84%     $11,513       0.12%     $10,547
    5/31/97     $11,173         1.51%     $11,687      -0.06%     $10,540
    6/30/97     $11,273         1.07%     $11,812       0.12%     $10,553
    7/31/97     $11,544         2.77%     $12,139       0.12%     $10,565
    8/31/97     $11,420        -0.94%     $12,025       0.19%     $10,586
    9/30/97     $11,541         1.19%     $12,168       0.25%     $10,612
   10/31/97     $11,596         0.64%     $12,246       0.25%     $10,639
   11/30/97     $11,671         0.59%     $12,318      -0.06%     $10,632
   12/31/97     $11,858         1.46%     $12,498      -0.12%     $10,619
    1/31/98     $11,951         1.03%     $12,627       0.19%     $10,640
    2/28/98     $11,966         0.03%     $12,631       0.19%     $10,660

Total                19.66%                    26.31%                    6.60%
Return
-------------------------------------------------------------------------------


GRAPHIC MATERIAL (30)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Minnesota Insured Tax-Free Income Fund.

Utilities                            20.8%
Housing                              16.7%
Hospitals                            16.4%
Prerefunded                          15.5%
Education                            13.1%
Health Care                           6.4%
General Obligation                    4.4%
Other Revenue                         2.6%
Certificates of Participation         2.3%
Tax Allocation                        1.5%
Transportation                        0.3%

GRAPHIC MATERIAL (31)

This chart shows in bar format the comparison between Franklin Minnesota Insured Tax-Free Income Fund's Class I distribution rate of 4.91% and the taxable equivalent rate of 8.88% on 2/28/98.

GRAPHIC MATERIAL (32)

This chart shows the dividend distributions for Franklin Minnesota Insured Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.4 cents
April                        5.4 cents
May                          5.4 cents
June                         5.4 cents
July                         5.4 cents
August                       5.4 cents
September                    5.3 cents
October                      5.3 cents
November                     5.3 cents
December                     5.3 cents
January                      5.3 cents
February                     5.3 cents
Total                       64.20 cents

GRAPHIC MATERIAL (33)

The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.


-------------------------------------------------------------------------------
Date           Franklin Minnesota         Lehman Brothers           CPI
                Insured Tax-Free          Municipal Bond
               Income Fund-Class I             Index
-------------------------------------------------------------------------------
     3/1/88     $9,575                    $10,000                      $10,000
    3/31/88     $9,393         -1.16%     $9,884        0.43%          $10,043
    4/30/88     $9,433          0.76%     $9,959        0.52%          $10,095
    5/31/88     $9,446         -0.29%     $9,930        0.34%          $10,130
    6/30/88     $9,608          1.46%     $10,075       0.43%          $10,173
    7/31/88     $9,640          0.65%     $10,141       0.42%          $10,216
    8/31/88     $9,698          0.09%     $10,150       0.42%          $10,259
    9/30/88     $9,888          1.81%     $10,334       0.67%          $10,327
   10/31/88     $10,134         1.76%     $10,515       0.33%          $10,362
   11/30/88     $10,050        -0.92%     $10,419       0.08%          $10,370
   12/31/88     $10,163         1.02%     $10,525       0.17%          $10,387
    1/31/89     $10,322         2.07%     $10,743       0.50%          $10,439
    2/28/89     $10,264        -1.14%     $10,620       0.41%          $10,482
    3/31/89     $10,252        -0.24%     $10,595       0.58%          $10,543
    4/30/89     $10,469         2.37%     $10,846       0.65%          $10,612
    5/31/89     $10,687         2.08%     $11,072       0.57%          $10,672
    6/30/89     $10,832         1.36%     $11,222       0.24%          $10,698
    7/31/89     $10,913         1.36%     $11,375       0.24%          $10,723
    8/31/89     $10,853        -0.98%     $11,263       0.16%          $10,740
    9/30/89     $10,801        -0.30%     $11,229       0.32%          $10,775
   10/31/89     $10,893         1.22%     $11,366       0.48%          $10,827
   11/30/89     $11,042         1.75%     $11,565       0.24%          $10,853
   12/31/89     $11,125         0.82%     $11,660       0.16%          $10,870
    1/31/90     $11,044        -0.47%     $11,605       1.03%          $10,982
    2/28/90     $11,156         0.89%     $11,709       0.47%          $11,033
    3/31/90     $11,162         0.03%     $11,712       0.55%          $11,094
    4/30/90     $11,109        -0.72%     $11,628       0.16%          $11,112
    5/31/90     $11,343         2.18%     $11,881       0.23%          $11,137
    6/30/90     $11,458         0.88%     $11,986       0.54%          $11,198
    7/31/90     $11,615         1.48%     $12,163       0.38%          $11,240
    8/31/90     $11,409        -1.45%     $11,987       0.92%          $11,344
    9/30/90     $11,385         0.06%     $11,994       0.84%          $11,439
   10/31/90     $11,544         1.81%     $12,211       0.60%          $11,507
   11/30/90     $11,766         2.01%     $12,457       0.22%          $11,533
   12/31/90     $11,772         0.44%     $12,512       0.00%          $11,533
    1/31/91     $11,945         1.34%     $12,679       0.60%          $11,602
    2/28/91     $12,003         0.87%     $12,789       0.15%          $11,619
    3/31/91     $12,051         0.04%     $12,795       0.15%          $11,637
    4/30/91     $12,227         1.34%     $12,966       0.15%          $11,654
    5/31/91     $12,318         0.89%     $13,081       0.30%          $11,689
    6/30/91     $12,311        -0.10%     $13,068       0.29%          $11,723
    7/31/91     $12,476         1.22%     $13,228       0.15%          $11,741
    8/31/91     $12,555         1.32%     $13,402       0.29%          $11,775
    9/30/91     $12,721         1.30%     $13,577       0.44%          $11,827
   10/31/91     $12,812         0.90%     $13,699       0.15%          $11,844
   11/30/91     $12,804         0.28%     $13,737       0.29%          $11,879
   12/31/91     $13,050         2.15%     $14,033       0.07%          $11,887
    1/31/92     $13,097         0.23%     $14,065       0.15%          $11,905
    2/29/92     $13,090         0.03%     $14,069       0.36%          $11,948
    3/31/92     $13,150         0.04%     $14,075       0.51%          $12,009
    4/30/92     $13,254         0.89%     $14,200       0.14%          $12,025
    5/31/92     $13,450         1.18%     $14,367       0.14%          $12,042
    6/30/92     $13,622         1.68%     $14,609       0.36%          $12,086
    7/31/92     $14,082         3.00%     $15,047       0.21%          $12,111
    8/31/92     $13,875        -0.98%     $14,900       0.28%          $12,145
    9/30/92     $13,876         0.65%     $14,996       0.28%          $12,179
   10/31/92     $13,633        -0.98%     $14,850       0.35%          $12,222
   11/30/92     $13,961         1.79%     $15,115       0.14%          $12,239
   12/31/92     $14,151         1.02%     $15,270      -0.07%          $12,230
    1/31/93     $14,329         1.16%     $15,447       0.49%          $12,290
    2/28/93     $14,722         3.62%     $16,006       0.35%          $12,333
    3/31/93     $14,687        -1.06%     $15,836       0.35%          $12,376
    4/30/93     $14,796         1.01%     $15,996       0.28%          $12,411
    5/31/93     $14,866         0.56%     $16,086       0.14%          $12,428
    6/30/93     $15,094         1.67%     $16,354       0.14%          $12,446
    7/31/93     $15,103         0.13%     $16,376       0.00%          $12,446
    8/31/93     $15,357         2.08%     $16,716       0.28%          $12,480
    9/30/93     $15,514         1.14%     $16,907       0.21%          $12,507
   10/31/93     $15,561         0.19%     $16,939       0.41%          $12,558
   11/30/93     $15,484        -0.88%     $16,790       0.07%          $12,567
   12/31/93     $15,705         2.11%     $17,144       0.00%          $12,567
    1/31/94     $15,841         1.14%     $17,339       0.27%          $12,601
    2/28/94     $15,549        -2.59%     $16,890       0.34%          $12,644
    3/31/94     $15,104        -4.07%     $16,203       0.34%          $12,687
    4/30/94     $15,152         0.85%     $16,341       0.14%          $12,704
    5/31/94     $15,264         0.87%     $16,483       0.07%          $12,713
    6/30/94     $15,215        -0.61%     $16,382       0.34%          $12,756
    7/31/94     $15,431         1.83%     $16,682       0.27%          $12,791
    8/31/94     $15,480         0.35%     $16,740       0.40%          $12,842
    9/30/94     $15,319        -1.47%     $16,494       0.27%          $12,877
   10/31/94     $15,104        -1.78%     $16,201       0.07%          $12,886
   11/30/94     $14,850        -1.81%     $15,908       0.13%          $12,902
   12/31/94     $15,148         2.20%     $16,258       0.00%          $12,902
    1/31/95     $15,514         2.86%     $16,723       0.40%          $12,954
    2/28/95     $15,882         2.91%     $17,209       0.40%          $13,006
    3/31/95     $16,010         1.15%     $17,407       0.33%          $13,049
    4/30/95     $16,045         0.12%     $17,428       0.33%          $13,092
    5/31/95     $16,377         3.19%     $17,984       0.20%          $13,118
    6/30/95     $16,290        -0.87%     $17,827       0.20%          $13,144
    7/31/95     $16,380         0.95%     $17,997       0.00%          $13,144
    8/31/95     $16,526         1.27%     $18,225       0.26%          $13,178
    9/30/95     $16,630         0.63%     $18,340       0.20%          $13,205
   10/31/95     $16,818         1.45%     $18,606       0.33%          $13,248
   11/30/95     $17,021         1.66%     $18,915      -0.07%          $13,239
   12/31/95     $17,169         0.96%     $19,097      -0.07%          $13,230
    1/31/96     $17,247         0.76%     $19,242       0.59%          $13,308
    2/29/96     $17,157        -0.68%     $19,111       0.32%          $13,350
    3/31/96     $16,968        -1.28%     $18,866       0.52%          $13,420
    4/30/96     $16,934        -0.28%     $18,813       0.39%          $13,472
    5/31/96     $16,942        -0.04%     $18,806       0.19%          $13,498
    6/30/96     $17,109         1.09%     $19,011       0.06%          $13,506
    7/31/96     $17,247         0.91%     $19,184       0.19%          $13,532
    8/31/96     $17,226        -0.02%     $19,180       0.19%          $13,557
    9/30/96     $17,435         1.40%     $19,449       0.32%          $13,601
   10/31/96     $17,587         1.13%     $19,668       0.32%          $13,644
   11/30/96     $17,814         1.83%     $20,028       0.19%          $13,670
   12/31/96     $17,761        -0.42%     $19,944       0.00%          $13,670
    1/31/97     $17,797         0.19%     $19,982       0.32%          $13,714
    2/28/97     $17,936         0.92%     $20,166       0.31%          $13,756
    3/31/97     $17,762        -1.33%     $19,898       0.25%          $13,791
    4/30/97     $17,889         0.84%     $20,065       0.12%          $13,807
    5/31/97     $18,091         1.51%     $20,368      -0.06%          $13,799
    6/30/97     $18,248         1.07%     $20,586       0.12%          $13,816
    7/31/97     $18,665         2.77%     $21,156       0.12%          $13,832
    8/31/97     $18,548        -0.94%     $20,957       0.19%          $13,858
    9/30/97     $18,722         1.19%     $21,206       0.25%          $13,893
   10/31/97     $18,819         0.64%     $21,342       0.25%          $13,928
   11/30/97     $18,932         0.59%     $21,468      -0.06%          $13,919
   12/31/97     $19,134         1.46%     $21,781      -0.12%          $13,903
    1/31/98     $19,280         1.03%     $22,006       0.19%          $13,929
    2/28/98     $19,300         0.03%     $22,012       0.19%          $13,956

Total                93.00%                   120.12%                   39.56%
Return
-------------------------------------------------------------------------------


GRAPHIC MATERIAL (34)

This chart shows in bar format the comparison between Franklin Minnesota Insured Tax-Free Income Fund's Class II distribution rate of 4.49% and the taxable equivalent rate of 8.12% on 2/28/98.

GRAPHIC MATERIAL (35)

This chart shows the dividend distributions for Franklin Minnesota Insured Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        4.43 cents
April                        4.87 cents
May                          4.87 cents
June                         4.87 cents
July                         4.75 cents
August                       4.75 cents
September                    4.73 cents
October                      4.73 cents
November                     4.73 cents
December                     4.73 cents
January                      4.71 cents
February                     4.71 cents
Total                       56.88 cents

GRAPHIC MATERIAL (36)

The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.


-------------------------------------------------------------------------------
Date           Franklin Minnesota         Lehman Brothers           CPI
                Insured Tax-Free          Municipal Bond
              Income Fund-Class II             Index
-------------------------------------------------------------------------------
     5/1/95     $9,900                   $10,000                  $10,000
    5/31/95     $10,105         3.19%    $10,319        0.20%     $10,020
    6/30/95     $10,046        -0.87%    $10,229        0.20%     $10,040
    7/31/95     $10,097         0.95%    $10,326        0.00%     $10,040
    8/31/95     $10,190         1.27%    $10,458        0.26%     $10,066
    9/29/95     $10,240         0.63%    $10,523        0.20%     $10,086
   10/31/95     $10,351         1.45%    $10,676        0.33%     $10,120
   11/30/95     $10,479         1.66%    $10,853       -0.07%     $10,112
   12/29/95     $10,565         0.96%    $10,957       -0.07%     $10,105
    1/31/96     $10,608         0.76%    $11,041        0.59%     $10,165
    2/29/96     $10,547        -0.68%    $10,966        0.32%     $10,198
    3/29/96     $10,426        -1.28%    $10,825        0.52%     $10,251
    4/30/96     $10,399        -0.28%    $10,795        0.39%     $10,291
    5/31/96     $10,408        -0.04%    $10,791        0.19%     $10,310
    6/28/96     $10,496         1.09%    $10,908        0.06%     $10,316
    7/31/96     $10,576         0.91%    $11,008        0.19%     $10,336
    8/30/96     $10,567        -0.02%    $11,005        0.19%     $10,356
    9/30/96     $10,682         1.40%    $11,159        0.32%     $10,389
   10/31/96     $10,770         1.13%    $11,286        0.32%     $10,422
   11/29/96     $10,904         1.83%    $11,492        0.19%     $10,442
   12/31/96     $10,867        -0.42%    $11,444        0.00%     $10,442
    1/31/97     $10,882         0.19%    $11,466        0.32%     $10,475
    2/28/97     $10,969         0.92%    $11,571        0.31%     $10,508
    3/31/97     $10,855        -1.33%    $11,417        0.25%     $10,534
    4/30/97     $10,927         0.84%    $11,513        0.12%     $10,547
    5/31/97     $11,045         1.51%    $11,687       -0.06%     $10,540
    6/30/97     $11,145         1.07%    $11,812        0.12%     $10,553
    7/31/97     $11,383         2.77%    $12,139        0.12%     $10,565
    8/31/97     $11,306        -0.94%    $12,025        0.19%     $10,586
    9/30/97     $11,406         1.19%    $12,168        0.25%     $10,612
   10/31/97     $11,460         0.64%    $12,246        0.25%     $10,639
   11/30/97     $11,523         0.59%    $12,318       -0.06%     $10,632
   12/31/97     $11,650         1.46%    $12,498       -0.12%     $10,619
    1/31/98     $11,733         1.03%    $12,627        0.19%     $10,640
    2/28/98     $11,739         0.03%    $12,631        0.19%     $10,660

Total                17.39%                   26.31%                     6.60%
Return
-------------------------------------------------------------------------------



GRAPHIC MATERIAL (37)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Ohio Insured Tax-Free Income Fund.

Utilities                            28.1%
Education                            19.6%
Hospitals                            11.9%
Prerefunded                          11.7%
General Obligation                   10.8%
Transportation                        5.5%
Housing                               4.9%
Industrial                            3.4%
Certificates of Participation         3.3%
Other Revenue                         0.8%

GRAPHIC MATERIAL (38)

This chart shows in bar format the comparison between Franklin Ohio Insured Tax-Free Income Fund's Class I distribution rate of 4.89% and the taxable equivalent rate of 8.72% on 2/28/98.

GRAPHIC MATERIAL (39)

This chart shows the dividend distributions for Franklin Ohio Insured Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.5 cents
April                        5.5 cents
May                          5.5 cents
June                         5.5 cents
July                         5.5 cents
August                       5.5 cents
September                    5.3 cents
October                      5.3 cents
November                     5.3 cents
December                     5.3 cents
January                      5.3 cents
February                     5.3 cents
Total                       64.8 cents

GRAPHIC MATERIAL (40)

The following line graph compares the performance of the Franklin Ohio Insured Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.


-------------------------------------------------------------------------------
Date          Franklin Ohio Insured       Lehman Brothers           CPI
                    Tax-Free              Municipal Bond
               Income Fund-Class I             Index
-------------------------------------------------------------------------------
     3/1/88     $9,571                    $10,000                      $10,000
    3/31/88     $9,388         -1.16%     $9,884        0.43%          $10,043
    4/30/88     $9,416          0.76%     $9,959        0.52%          $10,095
    5/31/88     $9,452         -0.29%     $9,930        0.34%          $10,130
    6/30/88     $9,640          1.46%     $10,075       0.43%          $10,173
    7/31/88     $9,669          0.65%     $10,141       0.42%          $10,216
    8/31/88     $9,724          0.09%     $10,150       0.42%          $10,259
    9/30/88     $9,906          1.81%     $10,334       0.67%          $10,327
   10/31/88     $10,172         1.76%     $10,515       0.33%          $10,362
   11/30/88     $10,081        -0.92%     $10,419       0.08%          $10,370
   12/31/88     $10,211         1.02%     $10,525       0.17%          $10,387
    1/31/89     $10,379         2.07%     $10,743       0.50%          $10,439
    2/28/89     $10,324        -1.14%     $10,620       0.41%          $10,482
    3/31/89     $10,297        -0.24%     $10,595       0.58%          $10,543
    4/30/89     $10,497         2.37%     $10,846       0.65%          $10,612
    5/31/89     $10,735         2.08%     $11,072       0.57%          $10,672
    6/30/89     $10,880         1.36%     $11,222       0.24%          $10,698
    7/31/89     $10,958         1.36%     $11,375       0.24%          $10,723
    8/31/89     $10,893        -0.98%     $11,263       0.16%          $10,740
    9/30/89     $10,846        -0.30%     $11,229       0.32%          $10,775
   10/31/89     $10,926         1.22%     $11,366       0.48%          $10,827
   11/30/89     $11,075         1.75%     $11,565       0.24%          $10,853
   12/31/89     $11,156         0.82%     $11,660       0.16%          $10,870
    1/31/90     $11,059        -0.47%     $11,605       1.03%          $10,982
    2/28/90     $11,180         0.89%     $11,709       0.47%          $11,033
    3/31/90     $11,182         0.03%     $11,712       0.55%          $11,094
    4/30/90     $11,103        -0.72%     $11,628       0.16%          $11,112
    5/31/90     $11,358         2.18%     $11,881       0.23%          $11,137
    6/30/90     $11,485         0.88%     $11,986       0.54%          $11,198
    7/31/90     $11,674         1.48%     $12,163       0.38%          $11,240
    8/31/90     $11,472        -1.45%     $11,987       0.92%          $11,344
    9/30/90     $11,497         0.06%     $11,994       0.84%          $11,439
   10/31/90     $11,647         1.81%     $12,211       0.60%          $11,507
   11/30/90     $11,851         2.01%     $12,457       0.22%          $11,533
   12/31/90     $11,897         0.44%     $12,512       0.00%          $11,533
    1/31/91     $12,092         1.34%     $12,679       0.60%          $11,602
    2/28/91     $12,139         0.87%     $12,789       0.15%          $11,619
    3/31/91     $12,175         0.04%     $12,795       0.15%          $11,637
    4/30/91     $12,352         1.34%     $12,966       0.15%          $11,654
    5/31/91     $12,433         0.89%     $13,081       0.30%          $11,689
    6/30/91     $12,427        -0.10%     $13,068       0.29%          $11,723
    7/31/91     $12,596         1.22%     $13,228       0.15%          $11,741
    8/31/91     $12,688         1.32%     $13,402       0.29%          $11,775
    9/30/91     $12,859         1.30%     $13,577       0.44%          $11,827
   10/31/91     $12,953         0.90%     $13,699       0.15%          $11,844
   11/30/91     $12,946         0.28%     $13,737       0.29%          $11,879
   12/31/91     $13,199         2.15%     $14,033       0.07%          $11,887
    1/31/92     $13,249         0.23%     $14,065       0.15%          $11,905
    2/29/92     $13,227         0.03%     $14,069       0.36%          $11,948
    3/31/92     $13,263         0.04%     $14,075       0.51%          $12,009
    4/30/92     $13,390         0.89%     $14,200       0.14%          $12,025
    5/31/92     $13,577         1.18%     $14,367       0.14%          $12,042
    6/30/92     $13,753         1.68%     $14,609       0.36%          $12,086
    7/31/92     $14,232         3.00%     $15,047       0.21%          $12,111
    8/31/92     $14,042        -0.98%     $14,900       0.28%          $12,145
    9/30/92     $14,053         0.65%     $14,996       0.28%          $12,179
   10/31/92     $13,814        -0.98%     $14,850       0.35%          $12,222
   11/30/92     $14,159         1.79%     $15,115       0.14%          $12,239
   12/31/92     $14,361         1.02%     $15,270      -0.07%          $12,230
    1/31/93     $14,565         1.16%     $15,447       0.49%          $12,290
    2/28/93     $15,013         3.62%     $16,006       0.35%          $12,333
    3/31/93     $15,011        -1.06%     $15,836       0.35%          $12,376
    4/30/93     $15,095         1.01%     $15,996       0.28%          $12,411
    5/31/93     $15,168         0.56%     $16,086       0.14%          $12,428
    6/30/93     $15,439         1.67%     $16,354       0.14%          $12,446
    7/31/93     $15,450         0.13%     $16,376       0.00%          $12,446
    8/31/93     $15,735         2.08%     $16,716       0.28%          $12,480
    9/30/93     $15,908         1.14%     $16,907       0.21%          $12,507
   10/31/93     $15,942         0.19%     $16,939       0.41%          $12,558
   11/30/93     $15,877        -0.88%     $16,790       0.07%          $12,567
   12/31/93     $16,154         2.11%     $17,144       0.00%          $12,567
    1/31/94     $16,317         1.14%     $17,339       0.27%          $12,601
    2/28/94     $15,956        -2.59%     $16,890       0.34%          $12,644
    3/31/94     $15,385        -4.07%     $16,203       0.34%          $12,687
    4/30/94     $15,460         0.85%     $16,341       0.14%          $12,704
    5/31/94     $15,575         0.87%     $16,483       0.07%          $12,713
    6/30/94     $15,519        -0.61%     $16,382       0.34%          $12,756
    7/31/94     $15,766         1.83%     $16,682       0.27%          $12,791
    8/31/94     $15,803         0.35%     $16,740       0.40%          $12,842
    9/30/94     $15,600        -1.47%     $16,494       0.27%          $12,877
   10/31/94     $15,355        -1.78%     $16,201       0.07%          $12,886
   11/30/94     $15,112        -1.81%     $15,908       0.13%          $12,902
   12/31/94     $15,430         2.20%     $16,258       0.00%          $12,902
    1/31/95     $15,832         2.86%     $16,723       0.40%          $12,954
    2/28/95     $16,236         2.91%     $17,209       0.40%          $13,006
    3/31/95     $16,368         1.15%     $17,407       0.33%          $13,049
    4/30/95     $16,391         0.12%     $17,428       0.33%          $13,092
    5/31/95     $16,800         3.19%     $17,984       0.20%          $13,118
    6/30/95     $16,685        -0.87%     $17,827       0.20%          $13,144
    7/31/95     $16,765         0.95%     $17,997       0.00%          $13,144
    8/31/95     $16,943         1.27%     $18,225       0.26%          $13,178
    9/30/95     $17,023         0.63%     $18,340       0.20%          $13,205
   10/31/95     $17,230         1.45%     $18,606       0.33%          $13,248
   11/30/95     $17,481         1.66%     $18,915      -0.07%          $13,239
   12/31/95     $17,648         0.96%     $19,097      -0.07%          $13,230
    1/31/96     $17,744         0.76%     $19,242       0.59%          $13,308
    2/29/96     $17,639        -0.68%     $19,111       0.32%          $13,350
    3/31/96     $17,430        -1.28%     $18,866       0.52%          $13,420
    4/30/96     $17,408        -0.28%     $18,813       0.39%          $13,472
    5/31/96     $17,444        -0.04%     $18,806       0.19%          $13,498
    6/30/96     $17,642         1.09%     $19,011       0.06%          $13,506
    7/31/96     $17,782         0.91%     $19,184       0.19%          $13,532
    8/31/96     $17,774        -0.02%     $19,180       0.19%          $13,557
    9/30/96     $18,034         1.40%     $19,449       0.32%          $13,601
   10/31/96     $18,206         1.13%     $19,668       0.32%          $13,644
   11/30/96     $18,498         1.83%     $20,028       0.19%          $13,670
   12/31/96     $18,431        -0.42%     $19,944       0.00%          $13,670
    1/31/97     $18,438         0.19%     $19,982       0.32%          $13,714
    2/28/97     $18,582         0.92%     $20,166       0.31%          $13,756
    3/31/97     $18,360        -1.33%     $19,898       0.25%          $13,791
    4/30/97     $18,506         0.84%     $20,065       0.12%          $13,807
    5/31/97     $18,745         1.51%     $20,368      -0.06%          $13,799
    6/30/97     $18,922         1.07%     $20,586       0.12%          $13,816
    7/31/97     $19,396         2.77%     $21,156       0.12%          $13,832
    8/31/97     $19,216        -0.94%     $20,957       0.19%          $13,858
    9/30/97     $19,424         1.19%     $21,206       0.25%          $13,893
   10/31/97     $19,508         0.64%     $21,342       0.25%          $13,928
   11/30/97     $19,640         0.59%     $21,468      -0.06%          $13,919
   12/31/97     $19,942         1.46%     $21,781      -0.12%          $13,903
    1/31/98     $20,123         1.03%     $22,006       0.19%          $13,929
    2/28/98     $20,111         0.03%     $22,012       0.19%          $13,956

Total               101.11%                   120.12%                   39.56%
Return
-------------------------------------------------------------------------------



GRAPHIC MATERIAL (41)

This chart shows in bar format the comparison between Franklin Ohio Insured Tax-Free Income Fund's Class II distribution rate of 4.46% and the taxable equivalent rate of 7.96% on 2/28/98.

GRAPHIC MATERIAL (42)

This chart shows the dividend distributions for Franklin Ohio Insured Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        4.94 cents
April                        4.93 cents
May                          4.93 cents
June                         4.93 cents
July                         4.94 cents
August                       4.94 cents
September                    4.72 cents
October                      4.72 cents
November                     4.72 cents
December                     4.72 cents
January                      4.70 cents
February                     4.70 cents
Total                       57.89 cents

GRAPHIC MATERIAL (43)

The following line graph compares the performance of the Franklin Ohio Insured Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.


-------------------------------------------------------------------------------
Date          Franklin Ohio Insured       Lehman Brothers           CPI
                    Tax-Free              Municipal Bond
              Income Fund-Class II             Index
-------------------------------------------------------------------------------
     5/1/95     $9,900                    $10,000                 $10,000
    5/31/95     $10,139         3.19%     $10,319       0.20%     $10,020
    6/30/95     $10,065        -0.87%     $10,229       0.20%     $10,040
    7/31/95     $10,116         0.95%     $10,326       0.00%     $10,040
    8/31/95     $10,218         1.27%     $10,458       0.26%     $10,066
    9/29/95     $10,261         0.63%     $10,523       0.20%     $10,086
   10/31/95     $10,389         1.45%     $10,676       0.33%     $10,120
   11/30/95     $10,535         1.66%     $10,853      -0.07%     $10,112
   12/29/95     $10,631         0.96%     $10,957      -0.07%     $10,105
    1/31/96     $10,692         0.76%     $11,041       0.59%     $10,165
    2/29/96     $10,623        -0.68%     $10,966       0.32%     $10,198
    3/29/96     $10,492        -1.28%     $10,825       0.52%     $10,251
    4/30/96     $10,474        -0.28%     $10,795       0.39%     $10,291
    5/31/96     $10,490        -0.04%     $10,791       0.19%     $10,310
    6/28/96     $10,595         1.09%     $10,908       0.06%     $10,316
    7/31/96     $10,692         0.91%     $11,008       0.19%     $10,336
    8/30/96     $10,682        -0.02%     $11,005       0.19%     $10,356
    9/30/96     $10,823         1.40%     $11,159       0.32%     $10,389
   10/31/96     $10,929         1.13%     $11,286       0.32%     $10,422
   11/29/96     $11,098         1.83%     $11,492       0.19%     $10,442
   12/31/96     $11,052        -0.42%     $11,444       0.00%     $10,442
    1/31/97     $11,051         0.19%     $11,466       0.32%     $10,475
    2/28/97     $11,131         0.92%     $11,571       0.31%     $10,508
    3/31/97     $10,994        -1.33%     $11,417       0.25%     $10,534
    4/30/97     $11,076         0.84%     $11,513       0.12%     $10,547
    5/31/97     $11,213         1.51%     $11,687      -0.06%     $10,540
    6/30/97     $11,313         1.07%     $11,812       0.12%     $10,553
    7/31/97     $11,599         2.77%     $12,139       0.12%     $10,565
    8/31/97     $11,487        -0.94%     $12,025       0.19%     $10,586
    9/30/97     $11,597         1.19%     $12,168       0.25%     $10,612
   10/31/97     $11,650         0.64%     $12,246       0.25%     $10,639
   11/30/97     $11,723         0.59%     $12,318      -0.06%     $10,632
   12/31/97     $11,897         1.46%     $12,498      -0.12%     $10,619
    1/31/98     $11,999         1.03%     $12,627       0.19%     $10,640
    2/28/98     $11,986         0.03%     $12,631       0.19%     $10,660

Total                19.86%                    26.31%                    6.60%
Return
-------------------------------------------------------------------------------







ANNUAL REPORT
FEBRUARY 28, 1998
FRANKLIN TAX-FREE TRUST

    FRANKLIN  ALABAMA TAX-FREE INCOME FUND
    FRANKLIN FLORIDA TAX-FREE INCOME FUND
    FRANKLIN GEORGIA TAX-FREE INCOME FUND
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND
    FRANKLIN  LOUISIANA  TAX-FREE INCOME FUND
    FRANKLIN  MARYLAND TAX-FREE INCOME FUND
    FRANKLIN MISSOURI TAX-FREE INCOME FUND
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
    FRANKLIN TEXAS TAX-FREE INCOME FUND
    FRANKLIN  VIRGINIA  TAX-FREE INCOME FUND

CONTENTS

Shareholder Letter                            1
Special Feature:
Q&A with Franklin's
Municipal Bond Department                     3
Fund Reports
 Franklin Alabama
Tax-Free Income Fund                          8
 Franklin Florida
Tax-Free Income Fund                         14
 Franklin Georgia
Tax-Free Income Fund                         20
 Franklin Kentucky
Tax-Free Income Fund                         26
 Franklin Louisiana
Tax-Free Income Fund                         30
 Franklin Maryland
Tax-Free Income Fund                         37
 Franklin Missouri
Tax-Free Income Fund                         44
 Franklin North Carolina
Tax-Free Income Fund                         50
 Franklin Texas
Tax-Free Income Fund                         56
 Franklin Virginia
Tax-Free Income Fund                         63
Glossary of Investment Terms                 69
Municipal Bond Ratings                       71
Financial Highlights &
Statement of Investments                     73
Financial Statements                        121
Notes to Financial Statements               129
Independent Auditors' Report                135

SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's annual report for the period ended February 28, 1998.


ECONOMIC OVERVIEW
The U.S. economy remained strong over the Trust's reporting period, and showed no discernible indications of ending one of the longest, sustained economic expansions in its history. This expansion continued to feature moderate growth with few signs of inflation. Overall, interest rates declined during the year, and the 30-year Treasury yield ended the period at 5.92%, down from 6.80% on February 28, 1997. A generally benign inflationary environment, and a balanced budget agreement between the President and Congress, as well as expectations for a 1998 budget surplus, contributed to declining rates.

Interest rates affect tax-free bonds, and help shape the economic environment that determines the general fiscal health of the municipalities issuing them. Higher interest rates often generate higher yields for new bond issues, while lower rates generally translate into a decrease in yields. Furthermore, a drop in rates usually causes the value of existing bonds to increase, while a rise in rates often has the opposite effect.

However, not all news during the Trust's reporting period was positive. Many economists feared that the Asian crisis would have a negative effect on the U.S. economy, but the worst of those concerns did not come to pass during this period, as U.S. growth continued. Although the International Monetary Fund's strong intervention in many affected Asian countries clearly helped alleviate this crisis, it is still likely that U.S. economic growth may slow somewhat in the future, as several of its Asian trading partners attempt to rebuild their once-thriving economies. With the potential rise in economic uncertainties and the continued increase in stock market valuations, many investors are giving more consideration to allocating a larger portion of their portfolios in investments such as tax-free bonds, which generally enjoy greater stability than stocks.

Regardless  of  the  market's  direction,   Franklin   Templeton's   disciplined
investment strategy remains the same. All of our portfolio managers are dedicated to providing shareholders like you with careful selection and constant professional supervision. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,



Charles B. Johnson
Chairman
Franklin Tax-Free Trust



Thomas J. Kenny
Director

Franklin Municipal Bond Department

Q&A

SPECIAL FEATURE:
Q&A WITH FRANKLIN'S
MUNICIPAL BOND DEPARTMENT
Thomas J. Kenny, Director of Franklin Templeton's Municipal Bond Department, and portfolio managers Sheila Amoroso and Bernie Schroer discuss the issues that shaped the 1997 municipal bond market.

Q: HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET'S PERFORMANCE IN 1997?

TOM KENNY: Long-term interest rates trended lower in 1997. The Bond Buyer 40 Index (BB40), a measurement of the municipal bond market, started the year yielding 5.78% and hit a low of 5.23% on December 26. We saw some fluctuations over the course of the year, however, with the BB40 yield reaching a high of 6.01% on April 14, 1997. These fluctuations, specifically when interest rates rose, created opportunities to purchase bonds on the "downswings," or when bond prices were lower. Over the past ten years, rates have been trending downward, creating a positive environment for the tax-exempt market. This atmosphere should prevail if inflation remains under control and the economy continues to grow moderately. Of course, market conditions can change rapidly, and there is no guarantee that the economy will remain on its current path.

Q: RECENTLY, THERE HAS BEEN A LOT OF DISCUSSION ABOUT THE ASIAN MARKET VOLATILITY. DO YOU THINK THE PROBLEMS THERE WILL HAVE ANY IMPACT ON THE U.S. BOND MARKET THIS YEAR?

BERNIE SCHROER: The decline in Asia's currency and equity markets may help the U.S. bond market. In 1997, we experienced a strong U.S. economy, which normally would have pressured the Federal Reserve (the Fed) to raise interest rates, causing bond prices to fall. Instead, the Fed left interest rates alone, probably in part due to the Asian turmoil and the dampening effect it could have on U.S. economic growth this year.

Q: HAVE THE RECENT TAX LAW CHANGES HAD ANY IMPACT ON THE MUNICIPAL BOND MARKET?

SHEILA AMOROSO: Changes in the tax law did not alter the tax advantages of municipal bonds. Municipals still distribute income free from regular federal, and in many cases, state income taxes.*

*For investors subject to regular federal or state alternative minimum tax, all or a portion of municipal bond interest and municipal bond fund dividends may be subject to such tax, depending on the source. Fund distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Q: WHAT ROLE CAN MUNICIPAL BONDS
PLAY IN A DIVERSIFIED PORTFOLIO?

SHEILA: After three years of healthy returns due to historic stock market gains, individuals have seen an increase in the percentage of equities in their portfolios. As a result, many investors are beginning to re-examine asset allocation. Municipal bonds generally enjoy low volatility while providing tax-free income, which can offset some of the risks associated with investing in a portfolio composed mainly of stocks. The chart on page 6 shows how adding municipal bonds in different proportions to a stock portfolio has historically lowered volatility in providing solid after-tax returns. In short, prudent investors may be able to reduce their risk, and maintain their potential for competitive return, by including municipal bonds in their portfolios.

BERNIE: Municipal bonds remain a strong investment for investors looking for tax-free income. Franklin tax-free income funds can help investors diversify a heavily weighted stock portfolio, while providing a convenient and effective way to participate in the municipal bond market.

Q: LOOKING AHEAD, WHAT DO YOU THINK MIGHT AFFECT THE MUNICIPAL BOND MARKET AND THE FRANKLIN TAX-FREE INCOME FUNDS?

TOM: Municipal bonds generally share the same trends as U.S. government securities, such as Treasury bonds. These securities are sensitive to a variety of factors that affect interest rates in general, including the Federal Reserve's monetary policy. During most of 1997, the Fed was biased toward raising interest rates in order to stave off inflationary pressures as the economy continued its solid growth. However, toward the end of the year and into 1998, the Fed appears to have adopted a more neutral stance for a couple of reasons. First, although the economy is experiencing moderate growth, inflation remains subdued. Also, the potential still exists for the Asian crisis to slow the U.S. economy.

Regardless of changing market conditions, our focus will remain on providing shareholders with high current income free from regular federal, and depending on the fund, state income taxes.* Franklin has become the nation's largest tax-free fund manager**, in part by adhering to a consistent, disciplined investment philosophy, which historically has proved successful in both strong and weak bond markets. Of course, past performance is no guarantee of future results.

*For investors subject to regular federal or state alternative minimum tax, all or a portion of municipal bond interest and municipal bond fund dividends may be subject to such tax, depending on the source. Fund distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. **Source: Strategic Insight, 11/97.

FRANKLIN ALABAMA TAX-FREE INCOME FUND

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

YOUR FUND'S OBJECTIVE: FRANKLIN ALABAMA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND ALABAMA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF ALABAMA MUNICIPAL BONDS.1

STATE UPDATE

In his 1998 State of the State address, Alabama's governor commented, "Alabama is an attractive place to do business," and "we can only strive to set new economic growth gains in the future."2 Alabama's positive business attitude coupled with low inflation and declining interest rates contributed to the positive total return of the Franklin Alabama Tax-Free Income Fund.

The opening of a new Mercedes-Benz plant is only one of the more visible examples of Alabama's success in expanding and diversifying its economy, a trend that continued during the reporting period. As result, per capita income growth has outpaced the national average, and unemployment has decreased to 4.9%, a low for the state in the 1990's.3

Based on its economic growth and conservative financial practices, Standard & Poor's, a national credit rating agency, gives Alabama's general obligation bonds a rating of AA.4

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.State Update
2. Source: Alabama Development Office.
3. Source: Standard & Poor's CreditWeek Municipal, 1/26/97.
4. This does not indicate Standard & Poor's rating of the fund.

You may find a complete listing of the fund's portfolio holdings beginning on page 74 of this report.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PORTFOLIO NOTES
During the one-year reporting period, we sold prerefunded issues, as they approached five years before their call date, and sought to buy current coupon bonds with good call protection. Many of the bonds we purchased were insured, since so many insured bonds made up the Alabama municipal market. Because of this ample supply of insured Alabama bonds, their prices have fallen, and the price difference between these and lower-rated securities is relatively small. In most cases, we did not believe the marginally higher yields of lower-rated securities were enough to justify their added credit risk, and we concentrated on purchasing the high-rated insured bonds. Among the municipal securities we purchased during the 1-year period were: Oneonta Utility, Lee County general obligation warrants, Tuscaloosa Co. Board of Education general obligation warrants, Birmingham-Southern College, Montgomery AL Baptist Health Systems, Athens AL general obligation bonds and Jefferson AL Water & Sewer. In addition, we continued to attempt to diversify our holdings among several different investment sectors, as shown in the chart to the right, which should help protect the fund's share value.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

CLASS I


Franklin Alabama Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 25 cents, from $11.73 on February 28, 1997, to $11.98 on February 28, 1998. In addition to distributing income distributions totaling
65.4 cents ($0.654) per share, your fund also made long-term capital gain distributions totaling 9.63 cents ($0.0963) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.3 cents ($0.053) and the maximum offering price of $12.51 on February 28, 1998, your fund's distribution rate was 5.08%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Alabama state personal income tax bracket would need to earn 8.85% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 11 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. This index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Alabama municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Alabama Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN ALABAMA TAX-FREE INCOME FUND - CLASS I
PERIODS ENDED 2/28/98
                                                                   SINCE
                                                                 INCEPTION
                                     1-YEAR  5-YEAR  10-YEAR      (9/1/87)
--------------------------------------------------------------------------

Cumulative Total Return1              8.79%  36.69%  114.54%      126.72%
Average Annual Total

 Return2                              4.17%   5.53%  7.46%          7.66%

Distribution Rate3             5.08%
Taxable Equivalent
 Distribution Rate4            8.85%
30-Day Standardized
 Yield5                        4.06%
Taxable Equivalent
Yield4                         7.08%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annualtotal return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.3 cent per share monthly dividend and the maximum offering price of $12.51 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Alabama state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Alabama Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 3.88 cents ($0.0388) per share in June 1997 and 5.75 cents ($0.0575) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.


GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II
Franklin Alabama Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 26 cents, from $11.78 on February 28, 1997, to $12.04 on February 28, 1998. In addition to distributing income distributions totaling
58.72 cents ($0.5872) per share, your fund also made long-term capital gain distributions totaling 9.63 cents ($0.0963) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 4.73 cents ($0.0473) and the maximum offering price of $12.16 on February 28, 1998, your fund's distribution rate was 4.67%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Alabama state personal income tax bracket, would need to earn 8.14% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 13 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. This index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Alabama municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Alabama Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN ALABAMA TAX-FREE INCOME FUND - CLASS II

Periods ended 2/28/98
                                                          SINCE
                                                          INCEPTION
                                            1-YEAR        (5/1/95)
-------------------------------------------------------------------------------

Cumulative Total Return1                    8.23%          22.95%
Average Annual Total Return2                6.15%           7.20%

Distribution Rate3             4.67%
Taxable Equivalent
 Distribution Rate4            8.14%
30-Day Standardized Yield5     3.64%
Taxable Equivalent Yield4      6.34%
-------------------------------------------------------------------------------
1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.73 cent per share monthly dividend, and the offering price of $12.16 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Alabama state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Alabama Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 3.88 cents ($0.0388) per share in June 1997 and 5.75 cents ($0.0575) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.


GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN FLORIDA TAX-FREE INCOME FUND

YOUR FUND'S OBJECTIVE: FRANKLIN FLORIDA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL TAX THROUGH A PORTFOLIO CONSISTING PRIMARILY OF FLORIDA MUNICIPAL BONDS.1 IN ADDITION, THE FUND'S SHARES ARE FREE FROM FLORIDA'S ANNUAL INTANGIBLES TAX.

STATE UPDATE

On April 3, 1997, Standard & Poor's, a national credit rating agency, upgraded Florida's general obligation debt rating from AA to AA+.2 This upgrade reflected the state's successful transformation, from a narrow economic base of agriculture and seasonal tourism, into a broadly based service and trade economy with substantial insurance, banking and export participation, all against a backdrop of year-round tourist appeal.

Despite pressure for more infrastructure and educational facilities to support its growing population, debt has remained moderate.

We expect Florida to maintain its better-than-expected financial performance in the months ahead.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Standard & Poor's rating of the fund.
You may find a complete listing of the fund's portfolio holdings beginning on page 78 of this report.

PORTFOLIO NOTES
During the reporting period, we sought to take advantage of buying opportunities in the Florida municipal bond market, as many new issues came to market. We concentrated on purchasing current coupon bonds with good call protection, while also seeking to take advantage of the large supply of Florida insured bond issues. Because of the increased availability of high-rated, insured securities, these bonds were competitively priced against lower-rated municipal securities, and we actively attempted to buy what we considered were the best of the insured issues. Also during the period, we sought to sell the prerefunded bonds in our portfolio, as they approached five years to their call date, and used the proceeds from these sales to help finance many of our acquisitions. The increased supply of Florida bonds aided our buying opportunities, and we made several new purchases during the fiscal year, including: Alachua County School Board COP, Florida Department of Transportation, Lee County Memorial Hospital and Tampa-Hillsborough County Expressway.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY


GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS I

Franklin Florida Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 28 cents, from $11.59 on February 28, 1997, to $11.87 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 66.3 cents ($0.663) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.2 cents ($0.052), which includes a dividend adjustment, and the maximum offering price of $12.40 on February 28, 1998, your fund's distribution rate was 5.03%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.33% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 17 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Florida municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Florida Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN FLORIDA TAX-FREE INCOME FUND - CLASS I

Periods ended 2/28/98 Since

                                                                INCEPTION
                                  1-YEAR    5-YEAR     10-YEAR  (9/1/87)
-------------------------------------------------------------------------------

Cumulative Total Return1           8.37%    36.24%     115.15    130.77%
Average Annual Total

 Return2                           3.80%     5.46%       7.50%     7.84%

Distribution Rate3        5.03%
Taxable Equivalent
 Distribution Rate4       8.33%
30-Day Standardized
 Yield5                   4.10%
Taxable Equivalent
 Yield4                   6.79%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.40 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal personal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February
28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Franklin Florida Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 29 cents, from $11.67 on February 28, 1997, to $11.96 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 60.03 cents ($0.6003) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.63 cents ($0.0463), which includes a dividend adjustment, and the maximum offering price of $12.08 on February 28, 1998, your fund's distribution rate was 4.60%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.62% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 19 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Florida municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Florida Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN FLORIDA TAX-FREE INCOME FUND - CLASS II

Periods ended 2/28/98
                                                               SINCE
                                                              INCEPTION
                                                1-YEAR        (5/1/95)
-------------------------------------------------------------------------

Cumulative Total Return1                        7.80%          21.77%
Average Annual Total Return2                    5.71%           6.84%

Distribution Rate3           4.60%
Taxable Equivalent
 Distribution Rate4          7.62%
30-Day Standardized
 Yield5                      3.69%
Taxable Equivalent Yield4    6.11%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.63 cent per share monthly dividend, which includes a dividend adjustment, and the offering price of $12.08 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal personal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

 FRANKLIN GEORGIA TAX-FREE INCOME FUND

-------------------------------------------------------------------------------
YOUR FUND'S OBJECTIVE: FRANKLIN GEORGIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND GEORGIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF GEORGIA MUNICIPAL BONDS.1
-------------------------------------------------------------------------------

STATE UPDATE

In August 1997, Standard & Poor's, a national credit rating agency, upgraded Georgia's general obligation debt rating, from AA+ to AAA.2 This upgrade reflected low debt, sustained economic expansion, and strengthened financial management and reporting.

Since achieving a peak of economic activity and media attention with the July 1996 Summer Olympics, Georgia has demonstrated steady economic and employment growth that ranks among the fastest in the nation.3 As a result, the state has maintained required reserves while providing tax relief and budgetary expansion. Georgia saw exceptional general fund operating surpluses in 1996 and 1997.4

Key attributes of the state's growth include strong job creation, favorable cost of living and extensive transportation infrastructure. Georgia's economy is well-diversified, and the state is home to many major corporate headquarters.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Standard & Poor's rating of the fund.
3. Source: Moody's Investors Service, 6/01/97.
4. Source: Standard & Poor's CreditWeek Municipal, 12/08/97.

You may find a complete listing of the fund's portfolio holdings beginning on page 87 of this report.

PORTFOLIO NOTES
As a result of the lower interest rate environment, many municipal bonds, including several owned by the fund, were prerefunded, during the one-year reporting period. When a bond is prerefunded, it will be replaced at its first call date by a lower yielding bond issued by its municipality. This refinancing method allows a municipal government to lower its borrowing cost, and increases the value of the prerefunded bond. However, this premium decreases over time. As the date approaches when the prerefunded bond's debt will be retired, its price drops to its call price. Consequently, we sought to sell our prerefunded bonds typically when they had five years remaining before their first call date, and the percentage of prerefunded bonds owned by the fund increased from 10.7% of long-term investments on February 28, 1997, to 14.5% on February 28, 1998.

The strong economy and low interest rates experienced over the period encouraged municipalities not only to prerefund outstanding bonds, but also to issue more insured debt. In fact, more than half of new bonds entering the municipal securities market were insured. We sought to take advantage of the large number of insured issues by purchasing a significant number of these bonds across several different investment sectors. As the chart to the right indicates, the fund's investments are very diverse, so that difficulties in any one sector should not exert an undue negative influence on Franklin Georgia Tax-Free Income Fund. At the same time, we sought to purchase bonds with relatively long call protection to help protect the fund's income-earning potential. Among the bonds we purchased during the fiscal year were: Fulco Hospital Authority, Cherokee County Water & Sewer, Atlanta Water & Sewer and Atlanta & Fulton Counties Recreation Authority general obligations.

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Q. WHY DID WE BELIEVE INSURED BONDS REPRESENTED GOOD VALUE IN THE MARKET?

A. Several local and state governments were able to purchase bond insurance on generally easy terms, because lower interest rates reduced borrowing costs and, coupled with a strong economy, improved the financial standing of many municipalities. Consequently, we saw a large increase in the number of insured bonds issued in many states, including Georgia. As a result of a bond having insurance, it is typically valued at a higher premium than similar, lower-rated bonds that lack insurance. However, the Georgia municipal market had so many insured bonds that their prices have fallen, and the price difference between them and lower-rated securities was relatively small. We did not believe the marginally higher yields of lower-rated securities were enough to justify their added credit risk in most cases, and we concentrated on purchasing the high-rated, insured bonds, which, as a result of their large supply, were relatively cheap.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

CLASS I

Franklin Georgia Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 26 cents, from $11.86 on February 28, 1997, to $12.12 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 63.6 cents ($0.636) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.2 cents ($0.052), which includes a dividend adjustment, and the maximum offering price of $12.66 on February 28, 1998, your fund's distribution rate was 4.93%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Georgia state personal income tax bracket would need to earn 8.68% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 23 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Georgia municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Georgia Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN GEORGIA TAX-FREE INCOME FUND - CLASS I
PERIODS ENDED 2/28/98
                                                                 SINCE
                                                                INCEPTION
                                  1-YEAR    5-YEAR    10-YEAR    (9/1/87)
------------------------------------------------------------------------------

Cumulative Total Return1           7.75%    34.85%    112.32%    124.58%
Average Annual Total
Return2                            3.14%     5.24%      7.35%      7.57%

Distribution Rate3       4.93%
Taxable Equivalent
 Distribution Rate4      8.68%
30-Day Standardized
 Yield5                  3.90%
Taxable Equivalent
 Yield4                  6.87%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.66 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Georgia personal income tax bracket of 43.2% based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Franklin Georgia Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 27 cents, from $11.92 on February 28, 1997, to $12.19 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 56.84 cents ($0.5684) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.62 cents ($0.0462), which incudes a dividend adjustment, and the maximum offering price of $12.31 on February 28, 1998, your fund's distribution rate was 4.50%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Georgia state personal income tax bracket would need to earn 7.93% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 25 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Georgia municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Georgia Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN GEORGIA TAX-FREE INCOME FUND - CLASS II
Periods ended 2/28/98
                                                       Since
                                                     Inception
                                              1-Year  (5/1/95)
----------------------------------------------------------------------------

Cumulative Total Return1                       7.19%   20.69%
Average Annual Total Return2                   5.13%    6.48%
Distribution Rate3           4.50%
Taxable Equivalent
 Distribution Rate4          7.93%
30-Day Standardized Yield5   3.47%
Taxable Equivalent Yield4    6.11%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.62 cent per share monthly dividend, which includes a dividend adjustment, and the offering price of $12.31 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Georgia state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

-------------------------------------------------------------------------------
YOUR FUND'S OBJECTIVE: FRANKLIN KENTUCKY TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND KENTUCKY STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF KENTUCKY MUNICIPAL BONDS.1
-------------------------------------------------------------------------------

COMMONWEALTH UPDATE

The "Bluegrass State" concluded fiscal 1997 with revenues of $5.68 billion (unaudited). This represents an increase of 5.6% over 1996 and indicates to us that Kentucky is likely to grow its economic base. Kentucky has grown at a rate that has outperformed the nation in terms of employment growth and personal income since 1990.2 Kentucky's vigorous economic growth, combined with an improving financial condition and a manageable debt load has prompted Standard & Poor's, a national credit rating service, to rate the commonwealth's credit quality AA.3

One of the keys to Kentucky's success has been diversification away from the state's traditional dependence on agriculture and manufacturing. The transportation sector continues to be the engine of the state's economy with some of the nation's most popular cars - Toyota Camry, Ford Explorer, and General Motors' Corvette - produced within its borders.4

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: The State of Kentucky.
3. This does not indicate Standard & Poor's rating of the fund.
4. Source: Standard & Poor's CreditWeek Municipal, 7/14/97. You may find a complete listing of the fund's portfolio holdings beginning on page 91 of this report.

PORTFOLIO NOTES

During the one-year reporting period, falling interest rates caused many outstanding Kentucky municipal bonds to be prerefunded by their issuing municipality. When a bond is prerefunded it will be replaced at its first call date by a lower-yielding bond issued by its municipality. This refinancing method allows a municipal government to lower its borrowing cost, and it also increases the value of the prerefunded bond, as its debt will almost certainly be paid off early. However, this premium decreases over time. As the date approaches when the prerefunded bond's debt will be retired, its price drops to its call price. Consequently, we sought to sell our prerefunded bonds when they had typically five years remaining before their first call date.

The strong economy and low interest rates experienced over the period encouraged municipalities not only to prerefund outstanding bonds, but also to issue more insured debt. In fact, more than half of new bonds entering the municipal securities market were insured. We sought to take advantage of the large number of high-rated insured issues by purchasing a significant number of insured bonds that represented a good value compared with other municipal securities, and the fund's holding of AAA-rated securities increased from 50.8% of long-term investments on February 28, 1997, to 60.2% on February 28, 1998. At the same time, we sought to purchase bonds with relatively long call protection to help protect the fund's income-earning potential. Among the bonds we purchased during the fiscal year were: Jefferson County, Louisville and Jefferson Water & Sewer, and Kentucky Housing Finance Authority.


GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Q. WHY DID WE PURCHASE BONDS WITH LONG CALL PROTECTION?

A. When a municipal bond is "called," the issuer pays off the debt the bond represents, and the security stops generating income. Call protection refers to the period of time after the bond is issued during which the issuer cannot redeem or pay off that security. We purchase bonds seeking to generate income for our shareholders. Therefore it is in our interest to obtain securities with relatively long call protection. In this way, we can be assured of a protected income stream that is longer than for other bonds, which possess shorter call protection.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 28 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Franklin Kentucky Tax-Free Income Fund's share price, as measured by net asset value, increased 40 cents, from $11.05 on February 28, 1997, to $11.45 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 60.9 cents ($0.609) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 5 cents ($0.05) and the maximum offering price of $11.96 on February 28, 1998, your fund's distribution rate was 5.02%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Kentucky state personal income tax bracket would need to earn 8.84% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 29 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Kentucky municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Kentucky Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 29 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN KENTUCKY TAX-FREE INCOME FUND
PERIODS ENDED 2/28/98
                                                                      SINCE
                                                                    INCEPTION
                                      1-YEAR       5-YEAR           (10/12/91)
-------------------------------------------------------------------------------

Cumulative Total Return1               9.38%       37.83%           62.10%
Average Annual Total Return2           4.74%        5.71%            7.14%

Distribution Rate3            5.02%
Taxable Equivalent
 Distribution Rate4           8.84%
30-Day Standardized
 Yield5                       4.44%
Taxable Equivalent
 Yield4                       7.82%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5 cent per share monthly dividend and the maximum offering price of $11.96 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Kentucky state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.01%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 30 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

-------------------------------------------------------------------------------
YOUR FUND'S OBJECTIVE: FRANKLIN LOUISIANA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND LOUISIANA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF LOUISIANA MUNICIPAL BONDS.1
-------------------------------------------------------------------------------

STATE UPDATE

Louisiana demonstrates the cyclical nature of a resource economy. Although the state continues to diversify its base by providing a favorable environment for the services, manufacturing, tourism and gaming sectors, Louisiana remains largely dependent on the demand for, and the production of, petroleum, natural gas, chemicals and minerals.

During the reporting period, the state benefited from an expansionary phase of the economic cycle, with increased levels of oil and natural gas exploration and production driving employment gains. In addition, increased revenues combined with financially responsible government policies to produce operating surpluses.2

The state still faces challenges in terms of per-capita income, but the trends for Louisiana's economy remain positive.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's CreditWeek Municipal, 5/5/97.

You may find a complete listing of the fund's portfolio holdings beginning on page 94 of this report.

PORTFOLIO NOTES

During the one-year reporting period, the general decline in interest rates led to an increasing number of Louisiana municipal bonds being prerefunded. We attempted to realize the greatest gain possible on those municipal bonds we owned that were prerefunded, by selling them before they reached their call date. As a result, the fund reduced its exposure to prerefunded bonds from 14.8% of long-term investments on February 28, 1997, to 9.1% on February 28, 1998.


GRAPHIC MATERIAL 31 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Q. WHAT HAPPENS WHEN A MUNICIPAL BOND IS PREREFUNDED, AND HOW DOES THIS AFFECT ITS VALUE?

A. When a tax-free bond is prerefunded, it will be paid off at its first call date by the proceeds from the sale of a new municipal bond issue that usually offers a lower interest rate. Using this refinancing method, a municipality can reduce its interest expense, by replacing higher-yielding bond issues with lower-yielding ones. Money derived from the sale of the refinancing issue is normally invested in U.S. Treasuries, which will mature upon the now prerefunded bond's first call date and be used to pay off its prior financings. Because the prerefunded bond now will have a shorter life and is also usually backed by U.S. Treasuries, which enjoy the highest of credit ratings, the value of a municipal bond increases when it is prerefunded. However, as a prerefunded bond approaches its call date, its value decreases, as its premium falls to near its call price.

Using the proceeds from the securities we sold, we purchased current coupon bonds with longer call protection, giving the fund an income stream with longer protection. We tried to take advantage of any price drops over the one-year period in Louisiana's bond market to buy bonds at relatively cheap prices, and focused primarily on purchasing insured issues, which we believed to be generally good values in relation to other municipal securities. The comparatively large number of these high-rated, insured securities in the Louisiana municipal bond market narrowed the difference in yields between AAA- and lower-rated securities. Consequently, we concentrated on buying higher-grade, essential-purpose issues and increased the fund's portfolio holdings of AAA-rated securities from 58.8% of long-term investments, to 67.4%, over the reporting period. Recent purchases included Dillard and Tulane University revenue bonds.

Interest rates fell during the period, and the new bonds bought by the fund in this environment offered an interest rate lower than that of the prerefunded issues sold, forcing the fund to reduce its dividend. However, we continue to manage Franklin Louisiana Tax-Free Income Fund with the intention of protecting its share value and maintaining its competitive yield. We believe our responsible investment approach, shunning risky derivative investments, and purchases of current coupon bonds with long call protections, will benefit our shareholders.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 32 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 33 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

CLASS I

Franklin Louisiana Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 29 cents, from $11.32 on February 28, 1997, to $11.61 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 64.2 cents ($0.642) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.2 cents ($0.052), which includes a dividend adjustment, and the maximum offering price of $12.13 on February 28, 1998, your fund's distribution rate was 5.14%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Louisiana state personal income tax bracket would need to earn 9.05% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 34 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Louisiana municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Lousiana Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 34 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Louisiana Tax-Free Income Fund - Class I
Periods ended 2/28/98
                                                                        Since
                                                                      Inception
                                         1-Year    5-Year   10-Year   (9/1/87)
-------------------------------------------------------------------------------

Cumulative Total Return1                  8.46%    33.74%   112.89%   123.93%
Average Annual Total Return2    3.87%     5.08%     7.38%               7.54%

Distribution Rate3              5.14%
Taxable Equivalent
 Distribution Rate4             9.05%
30-Day Standardized
 Yield5                         4.16%
Taxable Equivalent
 Yield4                         7.33%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.13 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Louisiana personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 35 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 36 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Franklin Louisiana Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 31 cents, from $11.37 on February 28, 1997, to $11.68 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 57.96 cents ($0.5796) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.65 cents ($0.0465), which includes a dividend adjustment, and the maximum offering price of $11.80 on February 28, 1998, your fund's distribution rate was 4.73%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Louisiana state personal income tax bracket would need to earn 8.33% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 36 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Louisiana municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Lousiana Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 37 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN LOUISIANA TAX-FREE INCOME FUND - CLASS II
PERIODS ENDED 2/28/98
                                                        SINCE
                                                      INCEPTION
                                             1-YEAR   (5/1/95)
-------------------------------------------------------------------------------

Cumulative Total Return1                      8.02%   22.40%
Average Annual Total Return2                  5.99%    7.02%

Distribution Rate3             4.73%
Taxable Equivalent
 Distribution Rate4            8.33%
30-Day Standardized
 Yield5                        3.73%
Taxable Equivalent
 Yield4                        6.57%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.65 cent per share monthly dividend, which includes a dividend adjustment, and the offering price of $11.80 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Louisiana state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. FRANKLIN MARYLAND TAX-FREE INCOME FUND

-------------------------------------------------------------------------------
YOUR FUND'S OBJECTIVE: FRANKLIN MARYLAND TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MARYLAND STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF MARYLAND MUNICIPAL BONDS.1
-------------------------------------------------------------------------------

STATE UPDATE

Economic growth in Maryland accelerated in 1997, with general fund revenues for the period estimated at $7.6 billion, a 5.6% increase over the prior year.2 This growth reflects the state's broad-based economy and a well-educated, highly productive workforce. Strong wealth and income levels also contribute to the state's sound financial position.

Maryland's population continues to show growth with its residents, new and old, benefiting from a spurt of new employment opportunities that took the state from 49th to 23rd in job creation, as reported during 1997.3

Diversifying from its dependence on government employment -- a situation resulting largely from the state's proximity to Washington, D.C. -- the twin foundations of Maryland's economic strength today are services and trade. The state also benefits from an advanced infrastructure that includes land, air, and sea transportation.

GRAPHIC MATERIAL 38 OMITTED - SEE APPENDIX AT END OF DOCUMENT

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's CreditWeek Municipal, 12/15/97.
3. Ibid.

You may find a complete listing of the fund's portfolio holdings beginning on page 98 of this report.

GRAPHIC MATERIAL 39 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PORTFOLIO NOTES

During the one-year reporting period, many of the bonds in the fund's portfolio were prerefunded, as interest rates continued to fall. We seek to sell prerefunded bonds approximately five years before their call date, to obtain the greatest gain we believe possible on those securities. As a result, the fund sold several of its prerefunded issues and used the proceeds to purchase municipal issues, which were not prerefunded. Unfortunately, the drop in interest rates and the generally tight supply of Maryland municipal bonds limited the fund's buying opportunities.

Q. WHAT HAPPENS WHEN A MUNICIPAL BOND IS PREREFUNDED, AND HOW DOES THIS AFFECT ITS VALUE?

A. When a tax-free bond is prerefunded, it will be paid off at its first call date by the proceeds from the sale of a new municipal bond issue that usually offers a lower interest rate. Using this refinancing method, a municipality can reduce its interest expense, by replacing higher-yielding bond issues with lower-yielding ones. Money derived from the sale of the refinancing issue is normally invested in U.S. Treasuries, which will mature upon the now prerefunded bond's first call date and be used to pay off its prior financings. Because the prerefunded bond now will have a shorter life and is also usually backed by U.S. Treasuries, which enjoy the highest of credit ratings, the value of a municipal bond goes up when it is prerefunded. However, as a prerefunded bond approaches its call date, its value decreases, as its premium falls to near its call price.

The relatively small number of bonds in the Maryland municipal securities market caused Maryland tax-free bonds to trade at a premium in comparison to most other states' bonds. The limited number of available issues also resulted in fewer buying opportunities for the fund than might be present in other municipal bond markets. Within this challenging environment, we concentrated on purchasing current coupon bonds with long call protection, which should stabilize Franklin Maryland Tax-Free Income Fund's income stream in the future. The fund's income earnings, however, have come under pressure because interest rates fell during the period, reducing the amount of income all new municipal security issues pay. At the same time, the high demand for Maryland securities allows them to offer a lower yield than other tax-free bonds.

Despite the pressures on the fund's income, we believe Maryland tax-free bonds remain a competitive investment choice for those desiring a relatively stable share value and tax-free income. Going forward, we will continue to manage Franklin Maryland Tax-Free Income Fund with the intention of protecting its share value and maintaining its competitive yield. We believe our financially responsible investment approach, shunning risky derivative investments, and purchases of current coupon bonds with long call protections, will benefit our shareholders.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 40 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 41 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

CLASS I

Franklin Maryland Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 31 cents, from $11.33 on February 28, 1997, to $11.64 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 60.3 cents ($0.603) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.9 cents ($0.049) and the maximum offering price of $12.16 on February 28, 1998, your fund's distribution rate was 4.84%. This triple tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Maryland state and local personal income tax bracket would need to earn 8.66% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 41 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Maryland municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Maryland Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 42 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN MARYLAND TAX-FREE INCOME FUND - CLASS I
PERIODS ENDED 2/28/98
                                                                 SINCE
                                                               INCEPTION
                                         1-YEAR     5-YEAR     (10/3/88)
-------------------------------------------------------------------------------


Cumulative Total Return1                  8.27%     36.22%      100.95%
Average Annual Total Return2              3.69%      5.46%        7.21%

Distribution Rate3             4.84%
Taxable Equivalent
 Distribution Rate4            8.66%
30-Day Standardized
 Yield5                        4.10%
Taxable Equivalent
 Yield4                        7.33%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.9 cent per share monthly dividend and the maximum offering price of $12.16 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Maryland personal and local income tax bracket of 44.1%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 43 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 44 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Franklin Maryland Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 32 cents, from $11.40 on February 28, 1997, to $11.72 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 53.74 cents ($0.5374) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.35 cents ($0.0435) and the maximum offering price of $11.84 on February 28, 1998, your fund's distribution rate was 4.41%. This triple tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Maryland state and local personal income tax bracket would need to earn 7.89% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 43 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Maryland municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Maryland Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 45 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN MARYLAND TAX-FREE INCOME FUND - CLASS II
PERIODS ENDED 2/28/98
                                                                SINCE
                                                              INCEPTION
                                              1-YEAR           5/1/95)
-------------------------------------------------------------------------

Cumulative Total Return1                       7.70%           22.82%
Average Annual Total Return2                   5.59%            7.15%

Distribution Rate3           4.41%
Taxable Equivalent
 Distribution Rate4          7.89%
30-Day Standardized
 Yield5                      3.68%
Taxable Equivalent
 Yield4                      6.58%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.35 cent per share monthly dividend, and the offering price of $11.84 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Maryland state personal income tax bracket of 44.1%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


GRAPHIC MATERIAL 46 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN MISSOURI TAX-FREE INCOME FUND

-------------------------------------------------------------------------------
YOUR FUND'S OBJECTIVE: FRANKLIN MISSOURI TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MISSOURI STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF MISSOURI MUNICIPAL BONDS.1
-------------------------------------------------------------------------------

STATE UPDATE

Missouri's AAA rating from Standard & Poor's, a national credit rating agency, is based on the state's low debt burden, a diversified economic base and sound financial management.2

Missouri demonstrated these same favorable economic attributes during the reporting period. At the end of 1997, Missourians' personal income rose 5.9%. The state's unemployment rate of 3.5% for the year represents a historic low and is almost a full point below the nation's.3

1997 saw the elimination of the state's general sales tax for food. In his State of the State address in January 1998, the governor proposed an incremental cut on property tax for homeowners and for renters. If implemented, this repeal may keep Missouri within its revenue limits but restrict the state's financial flexibility. Nevertheless, we expect the state's financial position to remain healthy.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable
2. This does not indicate Standard & Poor's rating of the fund.
3. Source: Governor's State of the State Speech, 1/21/98.

You may find a complete listing of the fund's portfolio holdings beginning on page 102 of this report.

PORTFOLIO NOTES

In managing of Franklin Missouri Tax-Free Income Fund, we actively pursued several strategies. We sought to sell prerefunded bonds in our portfolio, as they approached five years to their call date, to achieve what we believed would be the maximum gain possible on those securities. Also, we attempted to invest the proceeds from those sales in current coupon bonds with good call protection, in the interest of extending the fund's income-earning potential. At the same time, we focused on buying bonds possessing insurance. The large number of high-rated, insured bonds in the Missouri municipal bond market made them, in our opinion, excellent buys, as their prices fell to near the general level of lower-rated bonds.

During the one-year reporting period, we also concentrated on diversifying our fund across several investment sectors in an effort to minimize our risk. As the chart to the right demonstrates, we are currently invested in twelve different sectors. The majority of our investment sectors comprise between 5%-15% of the fund's total long-term holdings, with only three of the sectors falling marginally outside this range. As a result, our investment exposure is generally well-spread among different investment sectors, with no single sector constituting too large a proportion of our holdings.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 47 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 48 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 49 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

CLASS I

Franklin Missouri Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 40 cents, from $11.83 on February 28, 1997, to $12.23 on February 28, 1998. In addition to distributing 64.2 cents ($0.642) per share in dividend income, the fund made long-term capital gain distributions totaling
4.25 cents ($0.0425) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.2 cents ($0.052) and the maximum offering price of $12.77 on February 28, 1998, your fund's distribution rate was 4.89%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Missouri state personal income tax bracket would need to earn 8.61% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 47 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Missouri municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Missouri Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 50 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN MISSOURI TAX-FREE INCOME FUND - CLASS I
Periods ended 2/28/98
                                                                       Since
                                                                     Inception
                                        1-Year    5-Year   10-Year   (9/1/87)
-------------------------------------------------------------------------------

Cumulative Total Return1                9.43%    38.19%   119.36%    128.56%
Average Annual Total Return2            4.73%     5.76%     7.70%      7.75%

Distribution Rate3            4.89%
Taxable Equivalent
 Distribution Rate4           8.61%
30-Day Standardized
 Yield5                       4.06%
Taxable Equivalent
 Yield4                       7.15%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $12.77 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Missouri state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Missouri Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of .84 cents ($0.0084) per share in June 1997 and 3.41 cents ($0.0341) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 51 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 52 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Franklin Missouri Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 42 cents, from $11.85 on February 28, 1997, to $12.27 on February 28, 1998. In addition to distributing 57.04 cents ($0.5704) per share in dividend income, the fund made long-term capital gain distributions totaling 4.25 cents ($0.0425) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.63 cents ($0.0463) and the maximum offering price of $12.39 on February 28, 1998, your fund's distribution rate was 4.48%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Missouri state personal income tax bracket, would need to earn 7.89% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 49 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Missouri municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Missouri Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 53 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN MISSOURI TAX-FREE INCOME FUND - CLASS II
PERIODS ENDED 2/28/98
                                                     SINCE
                                                    INCEPTION
                                          1-YEAR    (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return1                  8.96%     23.38%
Average Annual Total Return2              6.88%      7.31%

Distribution Rate3             4.48%
Taxable Equivalent
 Distribution Rate4            7.89%
30-Day Standardized
 Yield5                        3.64%
Taxable Equivalent
 Yield4                        6.41%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.63 cent per share monthly dividend, and the offering price of $12.39 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Missouri state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Missouri Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of .84 cents ($0.0084) per share in June 1997 and
3.41 cents ($0.0341) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 54 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND

-------------------------------------------------------------------------------
YOUR FUND'S OBJECTIVE: FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND NORTH CAROLINA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF NORTH CAROLINA MUNICIPAL BONDS.1
-------------------------------------------------------------------------------

STATE UPDATE

In 1997, North Carolina's economy demonstrated both strong growth and healthy change. No longer so heavily reliant on textile and apparel manufacture, the state now boasts strengths in services, finance, and trade. In addition, an expansion of its high-tech industry, centered in the Research Triangle Park region, leverages the presence of three important research universities that provide the state with a source of highly educated labor.

North Carolina is an infrequent borrower and has long followed responsible debt issuance policies. With debt ratios among the lowest in the nation, Standard & Poor's, a national credit rating agency, gives North Carolina's general obligation bonds its highest rating, AAA.2

We expect North Carolina's economy will expand and that the state will continue to exercise budgetary discipline to maintain its strong financial operations.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Standard & Poor's rating of the fund.

You may find a complete listing of the fund's portfolio holdings beginning on page 107 of this report.

PORTFOLIO NOTES

As a result of the lower interest rate environment, many municipal bonds, including several owned by the fund, were prerefunded, during the one-year reporting period. When a bond is prerefunded, it will be replaced at its first call date by a lower yielding bond issued by its municipality. This refinancing method allows a municipal government to lower its borrowing cost, and also increases the value of the prerefunded bond, as its debt will almost certainly be paid off early. However, this premium decreases over time. As the date approaches when the prerefunded bond's debt will be retired, its price drops to its call price. Consequently, we sought to sell our prerefunded bonds typically when they had five years remaining before their first call date.

The strong economy and low interest rates experienced over the period encouraged municipalities not only to prerefund outstanding bonds, but also to issue more insured debt. In fact, more than half of new bonds entering the municipal securities market were insured. We sought to take advantage of the large number of high-rated insured issues by purchasing a significant number of insured bonds that represented a good value compared with other municipal securities. The fund's holding of AAA-rated securities increased from 37.0% of long-term investments on February 28, 1997, to 45.6% on February 28, 1998. At the same time, we sought to purchase bonds with relatively long call protection to help protect the fund's income-earning potential. Among the bonds we purchased during the period were: North Carolina Housing Finance Authority, Charlotte-Mecklenburg Hospital, University North Carolina Greensboro and Centennial North Carolina Arena Project.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 55 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 56 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 57 OMITTED - SEE APPENDIX AT END OF DOCUMENT


PERFORMANCE SUMMARY

CLASS I

Franklin North Carolina Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 38 cents, from $11.73 on February 28, 1997, to $12.11 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 62.4 cents ($0.624) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.1 cents ($0.051), which includes a dividend adjustment, and the maximum offering price of $12.65 on February 28, 1998, your fund's distribution rate was 4.84%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and North Carolina state personal income tax bracket would need to earn 8.69% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 53 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of North Carolina municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin North Carolina Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 58 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND - CLASS I
PERIODS ENDED 2/28/98
                                                                     SINCE
                                                                   INCEPTION
                                      1-YEAR   5-YEAR    10-YEAR   (9/1/87)
-------------------------------------------------------------------------------

Cumulative Total Return1              8.78%    34.15%    112.64%    125.86%
Average Annual Total

 Return2                              4.17%     5.13%      7.37%     7.63%

Distribution Rate3         4.84%
Taxable Equivalent
 Distribution Rate4        8.69%
30-Day Standardized
 Yield5                    4.05%
Taxable Equivalent
 Yield4                    7.27%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.65 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and North Carolina personal income tax bracket of 44.3% based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 59 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 60 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Franklin North Carolina Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 39 cents, from $11.79 on February 28, 1997, to $12.18 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 55.62 cents ($0.5562) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 4.53 cents ($0.0453), which includes a dividend adjustment, and the maximum offering price of $12.30 on February 28, 1998, your fund's distribution rate was 4.42%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and North Carolina state personal income tax bracket would need to earn 7.94% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 55 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of North Carolina municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin North Carolina Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 61 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND - CLASS II
PERIODS ENDED 2/28/98
                                                           SINCE
                                                         INCEPTION
                                             1-YEAR      (5/1/95)
-------------------------------------------------------------------------------

Cumulative Total Return1                      8.22%      22.13%
Average Annual Total Return2                  6.14%       6.92%

Distribution Rate3            4.42%
Taxable Equivalent
 Distribution Rate4           7.94%
30-Day Standardized Yield5    3.63%
Taxable Equivalent Yield4     6.52%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.53 cent per share monthly dividend, which includes a dividend adjustment, and the offering price of $12.30 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and North Carolina state personal income tax bracket of 44.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 62 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN TEXAS TAX-FREE INCOME FUND

-------------------------------------------------------------------------------
YOUR FUND'S OBJECTIVE: FRANKLIN TEXAS TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING PRIMARILY OF TEXAS MUNICIPAL BONDS.1
-------------------------------------------------------------------------------

STATE UPDATE

During the period, a hearty Texas economy continued to grow and expand. Although traditionally dependent on gas and oil, Texas has reduced this volatile sector's economic importance more than 50% since the early 1980s.2

In the Texas of today, the stellar performers include apparel and technology. Of special interest is the high-tech sector, second only to California's in total jobs. With the state's favorable cost of business and high-quality workforce, Texas has successfully attracted technology investments, particularly in Dallas and Austin.

Economic forecasts for fiscal 1997 show the state estimating an ending cash position of $1.6 billion and a general fund surplus of $413 million.3 Our outlook for Texas is for the continued, steady improvement of an economy whose growth already outpaces the national average.4

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Moody's Investors Service, 07/25/97.
3. Source: Standard & Poor's CreditWeek Municipal, 11/10/97.
4. Ibid.

You may find a complete listing of the fund's portfolio holdings beginning on page 112 of this report.

PORTFOLIO NOTES

Many municipalities took advantage of the general decline in interest rates to prerefund a significant number of their outstanding tax-free bonds, during the one-year reporting period. We attempted to realize the greatest gain possible on those municipal bonds we owned that were prerefunded, by selling them before they reached their call date, and on February 28, 1998, prerefunded bonds comprised 9.5% of the fund's long-term investments.

GRAPHIC MATERIAL 63 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Q. WHAT HAPPENS WHEN A MUNICIPAL BOND IS PREREFUNDED, AND HOW DOES THIS AFFECT ITS VALUE?

A. When a tax-free bond is prerefunded, it will be paid off at its first call date by the proceeds from the sale of a new municipal bond issue that usually offers a lower interest rate. Using this refinancing method, a municipality can reduce its interest expense, by replacing higher-yielding bond issues with lower-yielding ones. Money derived from the sale of the refinancing issue is normally invested in U.S. Treasuries, which will mature upon the now prerefunded bond's first call date and be used to pay off its prior financings. Because the prerefunded bond now will have a shorter life and is also usually backed by U.S. Treasuries, which enjoy the highest of credit ratings, the value of a municipal bond goes up when it is prerefunded. However, as a prerefunded bond approaches its call date, its value decreases, as its premium falls to near its call price.

We tried to take advantage of any price drops over the one-year period in the Texas municipal bond market to buy bonds at relatively cheap prices, and focused primarily on purchasing insured issues, which we believed to be generally good values in relation to other municipal securities. The comparatively large number of these high-rated, insured securities in the Texas municipal bond market narrowed the difference in yields between AAA- and lower-rated securities. Consequently, we concentrated on buying higher-grade, essential-purpose issues. As the table on the previous page shows, direct revenue utility issues made up 23.1%, and education issues comprised 16.2% of the fund at the close of the period. Recent purchases included Rio Hondo Independent School District and Brazos River Authority. On February 28, 1998, the fund held 62.7% of long-term investments in AAA-rated securities.

Interest rates fell during the period and the many of the new bonds bought by the fund offered a lower interest rate than the prerefunded issues we sold, forcing the fund to reduce its dividend. Yet, in addition to purchasing insured bonds, we also sought to buy municipal securities with relatively long call protections. In the future, this should stabilize the fund's income stream. We continue to manage Franklin Texas Tax-Free Income Fund with the intention of protecting its share value and maintaining its competitive yield. We believe our fiscally responsible investment approach, shunning of risky derivative investments, and purchases of current coupon bonds with long call protections, will benefit our shareholders.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 64 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 65 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

CLASS I

Franklin Texas Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 31 cents, from $11.37 on February 28, 1997, to $11.68 on February 28, 1998. In addition to distributing 64.2 cents ($0.642) per share in dividend income, the fund made a long-term capital gain distribution of 1.71 cents ($0.0171) per share, and a short-term capital gain distribution of 1.39 cents ($0.0139) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.1 cents ($0.051), which includes a dividend adjustment, and the maximum offering price of $12.20 on February 28, 1998, your fund's distribution rate was 5.02%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would have to earn 8.31% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 60 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Texas municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Texas Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 66 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN TEXAS TAX-FREE INCOME FUND - CLASS I
PERIODS ENDED 2/28/98
                                                                      SINCE
                                                                     INCEPTION
                                 1-Year     5-Year       10-Year      (9/1/87)
-------------------------------------------------------------------------------

Cumulative Total Return1         8.91%      36.22%       116.06%      129.98%
Average Annual Total

 Return2                         4.32%       5.46%         7.54%        7.81%

Distribution Rate3     5.02%
Taxable Equivalent
 Distribution Rate4    8.31%
30-Day Standardized
 Yield5                4.01%
Taxable Equivalent
 Yield4                6.64%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.20 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Texas Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 1.71 cents ($0.0171) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852
(b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 67 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 68 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Franklin Texas Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 32 cents, from $11.49 on February 28, 1997, to $11.81 on February 28, 1998. In addition to distributing 57.81 cents ($0.5781) per share in dividend income, the fund made a long-term capital gain distribution of 1.71 cents ($0.0171) per share, and a short-term capital gain distribution of 1.39 cents ($0.0139) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.52 cents ($0.0452), which includes a dividend adjustment, and the maximum offering price of $11.93 on February 28, 1998, your fund's distribution rate was 4.55%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket, would have to earn 7.53% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 62 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Texas municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Texas Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 69 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN TEXAS TAX-FREE INCOME FUND - CLASS II
PERIODS ENDED 2/28/98
                                                             SINCE
                                                           INCEPTION
                                            1-YEAR         (5/1/95)
------------------------------------------------------------------------------

Cumulative Total Return1                    8.31%           23.50%
Average Annual Total Return2                6.20%            7.37%

Distribution Rate3            4.55%
Taxable Equivalent
 Distribution Rate4           7.53%
30-Day Standardized Yield5    3.58%
Taxable Equivalent Yield4     5.93%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.52 cent per share monthly dividend, which includes a dividend adjustment, and the offering price of $11.93 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax bracket of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Texas Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 1.71 cents ($0.0171) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852
(b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 70 OMITTED - SEE APPENDIX AT END OF DOCUMENT


FRANKLIN VIRGINIA TAX-FREE INCOME FUND

-------------------------------------------------------------------------------
YOUR FUND'S OBJECTIVE: FRANKLIN VIRGINIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND VIRGINIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING PRIMARILY OF VIRGINIA MUNICIPAL BONDS.1
-------------------------------------------------------------------------------

COMMONWEALTH UPDATE

Standard & Poor's AAA rating for Virginia's general obligation debt reflects a growing, diversified economy; above-average income levels; strong financial management; and a low debt burden.2 The state's population growth over the past two years has been among the nation's strongest, increasing more than 1% annually.3

During 1997, as in previous years, the technology industry was a powerful engine of Virginia's economic development. During the reporting period, IBM, Siemens, Toshiba, and Motorola participated in the construction of new semiconductor facilities in the state.4 Virginia's success in attracting such companies led to a new name for the state known traditionally as "Old Dominion." Virginia in the last half of the 1990s is "the Silicon Dominion."

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. This does not indicate Standard & Poor's rating of the fund.
3. Ibid.
4. Ibid.

You may find a complete listing of the fund's portfolio holdings beginning on page 116 of this report.

GRAPHIC MATERIAL 71 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PORTFOLIO NOTES

During the one-year reporting period, we actively pursued several strategies in managing the Franklin Virginia Tax-Free Income Fund. We sought to sell prerefunded bonds in our portfolio, as they approached five years to their call date to achieve what we believed would be the maximum gain possible on those securities. Also, we attempted to invest the proceeds from those sales in current coupon bonds with good call protection, in the interest of extending the fund's income earning potential. At the same time, we focused on buying bonds possessing insurance. The large number of high-rated insured bonds in the Virginia municipal bond market made them, in our opinion, excellent buys, as their yields fell near the general level of lower-rated bonds.

Largely as a result of our purchases of insured bonds, over half the bonds in Franklin Virginia Tax-Free Income Fund's portfolio now enjoy the highest credit rating of AAA, as demonstrated by the credit quality chart on page 63. Overall, the supply of Virginia municipal securities remained stable, and our purchases during the one-year period included: Norfolk Water revenue bonds, Fredericksburg VA IDA Hospital Facility Revenue Refunding-Medicorp Health System Obligation, Loudoun County VA IDA Hospital Revenue Loudoun Hospital Center, Spotsylvania County VA Water and Sewer System Revenue Bond.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 72 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 73 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

CLASS I

Franklin Virginia Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 23 cents, from $11.65 on February 28, 1997, to $11.88 on February 28, 1998. In addition to distributing 63.6 cents ($0.636) per share in dividend income, the fund made long-term capital gain distributions totaling
9.85 cents ($0.0985) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.1 cents ($0.051), which includes a dividend adjustment, and the maximum offering price of $12.41 on February 28, 1998, your fund's distribution rate was 4.93%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Virginia state personal income tax bracket would have to earn 8.66% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 66 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Virginia municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Virginia Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 74 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN VIRGINIA TAX-FREE INCOME FUND - CLASS I
PERIODS ENDED 2/28/98
                                                                       SINCE
                                                                      INCEPTION
                                     1-YEAR    5-YEAR      10-YEAR   (9/1/87)
-------------------------------------------------------------------------------
Cumulative Total Return1              8.53%    35.69%      114.11%    127.02%
Average Annual Total Return2          3.89%     5.37%        7.45%      7.67%

Distribution Rate3       4.93%
Taxable Equivalent
 Distribution Rate4      8.66%
30-Day Standardized
 Yield5                  4.15%
Taxable Equivalent
 Yield4                  7.29%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.41 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Virginia state personal income tax bracket of 43.1%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Virginia Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 3.26 cents ($0.0326) per share in June 1997 and 6.59 cents ($0.0659) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 75 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 76 OMITTED - SEE APPENDIX AT END OF DOCUMENT


CLASS II

Franklin Virginia Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 24 cents, from $11.71 on February 28, 1997, to $11.95 on February 28, 1998. In addition to distributing 57.04 cents ($0.5704) per share in dividend income, the fund made long-term capital gain distributions totaling 9.85 cents ($0.0985) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.55 cents ($0.0455), which includes a dividend adjustment, and the maximum offering price of $12.07 on February 28, 1998, your fund's distribution rate was 4.52%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Virginia state personal income tax bracket, would have to earn 7.94% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 68 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Virginia municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Virginia Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 77 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN VIRGINIA TAX-FREE INCOME FUND - CLASS II
PERIODS ENDED 2/28/98

                                                         SINCE
                                                        INCEPTION
                                            1-YEAR      (5/1/95)
-------------------------------------------------------------------------------

Cumulative Total Return1                     7.97%      21.92%
Average Annual Total Return2                 5.88%       6.89%

Distribution Rate3            4.52%
Taxable Equivalent
 Distribution Rate4           7.94%
30-Day Standardized
 Yield5                       3.73%
Taxable Equivalent
 Yield4                       6.55%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investments.
3. Distribution rate is based on an annualization of the current 4.55 cent per share monthly dividend, which includes a dividend adjustment, and the offering price of $12.07 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Virginia state personal income tax bracket of 43.07%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Virginia Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains 3.26 cents ($0.0326) per share in June 1997 and
6.59 cents ($0.0659) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

GLOSSARY OF INVESTMENT TERMS

AVERAGE ANNUAL TOTAL RETURN: The average annual change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report include sales charges.

DISCOUNT: Amount by which a bond sells below its face (par) value. For instance, a bond with a $1,000 face value that sells for $900 would have a $100 discount.

CALL PROTECTION: The length of time during which a bond cannot be redeemed by its issuer.

COUPON: A bond's interest rate that the issuer promises to pay to the holder until the bond matures.

CUMULATIVE TOTAL RETURN: Measures the change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report exclude sales charges.

CURRENT COUPON BOND: A bond with a coupon rate that is within half a percentage point of current market interest rates. See also Full Coupon Bond.

FULL COUPON BOND: A bond with a coupon rate that is near or above current market interest rates. See also Current Coupon Bond.

HIGH GRADE BOND/HIGH-QUALITY BOND: A bond rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's Investors Service -- two national credit-rating agencies.

INVESTMENT GRADE BOND: A bond with a rating of AAA to BBB, usually within the top four rating categories assigned to bonds.

PREMIUM: Amount by which a bond sells above its face (par) value. For instance, a bond with a $1,000 face value that sells for a $1,100 would have a $100 premium.

PREREFUNDED BOND: A bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate. The proceeds generally are invested in U.S. Treasuries set to mature at the original bond's first call date. When a bond is prerefunded, its premium rises, and then falls to par value as the refunding date approaches.

PAR VALUE: The face value or amount at which a security will be redeemed at maturity -- typically $1,000 for a bond.

YIELD SPREAD: The relative yield differential between lower- and higher-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for added credit risk.

MUNICIPAL BOND RATINGS

MOODY'S

AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------------------------------------
CLASS I                                                         1998    1997    1996*** 1995    1994
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.73  $11.73  $11.31  $11.80   $11.71
                                                              ----------------------------------------
Income from investment operations:
 Net investment income                                           .64     .65     .66     .66     .66
 Net realized and unrealized gains (losses)                      .36     .01     .42    (.50)    .09
                                                              ----------------------------------------
Total from investment operations                                1.00     .66    1.08     .16     .75
                                                              ----------------------------------------
Less distributions from:
 Net investment income                                          (.65)   (.66)   (.66)   (.65)   (.66)
 Net realized gains                                             (.10)  --      --      --       --
                                                              ----------------------------------------
Total distributions                                             (.75)   (.66)   (.66)   (.65)   (.66)
                                                              ----------------------------------------
Net asset value, end of year                                  $11.98  $11.73  $11.73  $11.31  $11.80
                                                              ========================================
Total return*                                                   8.79%   5.84%   9.74%   1.54%   6.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                             $216,98  $193,466 $185,981 $170,051 $178,414
to average net assets:
 Expenses                                                        .72%    .71%    .72%    .72%    .64%
 Net investment income                                          5.39%   5.62%   5.69%   5.88%   5.62%
Portfolio turnover rate                                        10.44%  15.47%  12.39%  19.85%  14.87%

Class II
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.78  $11.77  $11.36
                                                             -------------------------
Income from investment operations:
 Net investment income                                           .58     .59     .49
 Net realized and unrealized gains                               .36     .01     .41
                                                             -------------------------
Total from investment operations                                 .94     .60     .90
                                                             -------------------------
Less distributions from:
 Net investment income                                          (.58)   (.59)   (.49)
 Net realized gains                                             (.10)  --      --
                                                             -------------------------
Total distributions                                             (.68)   (.59)   (.49)
                                                             -------------------------
Net asset value, end of year                                  $12.04  $11.78  $11.77
                                                             =========================

Total return*                                                   8.23%   5.28%   8.01%

Ratios/supplemental data
Net assets, end of year (000's)                                $9,469  $5,683  $1,662
Ratios to average net assets:
 Expenses                                                       1.29%   1.28%   1.29%**
 Net investment income                                          4.80%   5.05%   5.09%**
Portfolio turnover rate                                        10.44%  15.47%  12.39%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995 (effective date) to February 29, 1996 for
Class II.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998

                                                                                PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                            AMOUNT    VALUE
----------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.5%
Alabama Building Renovation Financing Authority Revenue, 7.45%, 9/01/11      $1,500,000$ 1,647,990
Alabama HFA, SFMR, GNMA Secured,
   Series A, 7.50%, 10/01/10                                                    490,000    517,362
   Series A, 8.00%, 10/01/20                                                    115,000    118,350
   Series A-1, 6.50%, 4/01/17                                                 3,440,000  3,648,017
   Series A-2, 6.80%, 4/01/25                                                 1,215,000  1,312,382
   Series C, 7.45%, 10/01/21                                                    285,000    296,645
   Series C-2, 7.75%, 4/01/22                                                   910,000    956,865
   Series D-2, 5.75%, 10/01/23                                                2,000,000  2,057,820
Alabama State Docks Department,  Docks Facilities Revenue,
 MBIA Insured,  6.30%, 10/01/21                                               4,500,000  4,922,910
Alabama State IDA, Solid Waste Disposal Revenue,
Pine  City  Fiber  Co.,  6.45%,   12/01/23                                    2,000,000  2,170,240
Alabama  State 1University  Dormitory  Revenue,
 Pre-Refunded,  8.00%,  1/01/14                                                 250,000    265,848
Alabama Water Pollution Control Authority,
 Revolving Fund Loan, Series B, 7.75%, 8/15/12                                3,095,000  3,392,894
Alabaster  Water  and Gas  Board  Revenue,  AMBAC
 Insured,  6.35%,  9/01/14                                                    2,215,000  2,452,825
Alexander City Utility Revenue,
Refunding,  Warrants,  FSA Insured,  6.20%, 8/15/10 2,000,000 2,206,220
Anniston Regional Medical Center Board, Hospital Revenue,
 Refunding, Northeast Alabama  Regional Medical Center Project, Series A,
 7.70%, 7/01/08                                                                 250,000    255,425
Athens Electric Revenue, Warrants, MBIA Insured, 6.00%, 6/01/25               1,000,000  1,077,800
Athens-Limestone Health Care Authority, Hospital Tax Anticipation & Revenue,
 Asset Guaranty Insured, 5.00%, 5/01/13                                       2,000,000  1,997,740
Athens Water and Sewer Revenue, Warrants, AMBAC Insured, 6.10%, 8/01/18       1,500,000  1,609,590
Auburn Governmental Utility Services Corp., Waste Water Revenue,
 Merscot-Auburn, L.P., FGIC Insured, 7.30%, 1/01/12                           1,460,000  1,559,455
Auburn University General Fee Revenue, Refunding, 7.00%, 6/01/11              2,000,000  2,204,760
Bessemer Medical Clinic Board Revenue, Refunding, Bessemer Carraway
 Center, Series A, MBIA Insured, 7.25%, 4/01/15                               1,000,000  1,072,290
Birmingham Airport Authority Revenue, Series A, AMBAC Insured, 7.375%, 7/01/10  500,000    536,100
Birmingham Baptist Medical Center, Special Care Facilities,
 Financing Authority  Revenue, MBIA Insured,
   Refunding, Baptist Health System, Inc., 5.875%. 11/15/19                   3,500,000  3,565,030
   Refunding, Baptist Health System, Inc., 5.875%. 11/15/26                   2,000,000  2,029,140
   Series A, 7.00%, 1/01/21                                                   1,870,000  2,000,769
Birmingham GO, Refunding, Series B, 6.25%, 4/01/16                            1,000,000  1,078,410
Birmingham-Jefferson Civic Center Authority, Special Tax, Capital Outlay,
   7.40%, 1/01/08                                                               285,000    298,233
   7.25%, 1/01/12                                                               640,000    655,450
Birmingham Special Care Facilities Financing Authority Revenue, Health Care,
 Medical Center East, MBIA Insured, 7.00%, 7/01/12                            1,200,000  1,313,064
Birmingham Special Care Facilities Financing Authority Revenue, Refunding,
 Medical Center East, MBIA Insured, 7.25%, 7/01/15                            2,000,000  2,018,620
Birmingham Southern College, Private Educational Building Authority Tuition,
 Refunding, 5.35%, 12/01/19                                                   1,000,000  1,006,410
Camden IDB, PCR, Facilities Revenue, Refunding, MacMillian Bloedel Project,
 Series A, 7.75%, 5/01/09                                                     3,250,000  3,558,978
Citronelle IDB, PCR, Stauffer Chemical Project, Guaranteed by Imperial
 Chemical, Plc., Series 1982, 8.00%, 12/01/12                                   500,000    548,260
Coffee County PBA, Building Revenue,  Warrants,  FSA Insured,
 6.10%,  9/01/16                                                              1,000,000  1,083,000
Colbert County Health Care Authority, Helen Keller Hospital,
  Refunding,  8.75%, 6/01/09                                                  1,750,000  1,933,505
Columbia IDB, PCR,  Refunding,  Alabama Power Co.
Project, AMBAC
 Insured, 6.50%, 9/01/23                                                      5,000,000  5,234,000
Courtland IDB, Environmental Improvement Revenue, Refunding, Champion
 International Corp. Project, 6.40%, 11/01/26                                 2,000,000  2,160,280
Courtland IDB, Solid Waste Disposal Revenue, Champion
 International Corp. Project,  7.75%, 1/01/20                                   505,000    541,784
   Series A, 6.50%, 9/01/25                                                   5,000,000  5,431,300
Courtland IDBR, Refunding, Champion International Corp. Project,
 Series A, 7.20%,  12/01/13                                                   4,000,000  4,465,840
Demopolis HDC, MFHR,
 Refunding, Series A, FSA  Insured,  7.625%,  8/01/19                         1,400,000  1,467,746
Fairfield  IDB,
Environmental Improvement Revenue, Refunding, USX Corp.
 Project, Series A, 6.70%, 12/01/24                                           3,500,000  3,813,495
Fairfield, Warrants, AMBAC Insured, 6.30%, 6/01/22                            3,000,000  3,241,290
Gadsden HDC, MFR, Refunding, Series A, 7.00%, 1/01/22                         1,565,000  1,628,257
Guam Airport Authority Revenue, Refunding, Series A, 6.50%, 10/01/23          1,000,000  1,101,730
Gulf Shores GO, Refunding, Warrants, AMBAC Insured, 6.00%, 9/01/21            1,935,000  2,103,306
Helena Utilities Board, Water and Sewer Revenue,
 MBIA Insured, 5.75%, 9/01/25                                                 6,000,000  6,303,840
Homewood Special Care Facilities Financing Authority Hospital Revenue,
 Lakeshore Hospital Project, Refunding, Series B,
 Pre-Refunded,  8.25%, 2/01/04                                                  360,000    378,875
Houston County Health Care Authority Revenue, Southeast Alabama
 Medical Center, MBIA Insured, 6.125%, 10/01/12                               2,070,000  2,209,208
Huntsville Health Care Authority Facilities Revenue, Series B, MBIA
 Insured, 6.50%, 6/01/13                                                      2,175,000  2,480,544
Huntsville Solid Waste Disposal Authority and Resource Recovery
 Revenue, FGIC Insured, 7.00%, 10/01/14                                         230,000    248,391
Jackson IDBR, Refunding, Solid Waste-Boise Cascade, 5.7% 12/01/27             4,150,000  4,224,285
Jasper County Waterworks & Sewer Board, Water and Sewer Revenue,
 AMBAC Insured, 6.15%, 6/01/14                                              $ 1,000,000$ 1,094,810
Jefferson County Sewer Revenue, Warrants,
   ETM, 7.50%, 9/01/13                                                          200,000    207,606
   Refunding, Series A, FGIC Insured, 5.375%, 2/01/27                         4,675,000  4,735,822
   Series D, 5.75%, 2/01/27                                                   6,000,000  6,376,440
LCM Housing Assistance Corp. Project, MFR, Refunding,
 Series A, 7.875%, 1/01/22                                                    1,255,000  1,308,074
Lee County GO,  Warrants,  AMBAC  Insured,  5.50%,  2/01/21                   2,250,000  2,286,113
Limestone  County Water Authority  Revenue,  FGIC Insured,
7.70%, 12/01/19                                                               1,050,000  1,080,366
Madison County PBA Revenue, Warrants, 6.90%, 11/01/11                           500,000    545,450
Madison GO, Warrants, MBIA Insured, 6.00%, 4/01/23                            2,000,000  2,171,040
   Series B, 6.25%, 2/01/15                                                   1,560,000  1,708,808
Madison School, Warrants, MBIA Insured, 6.25%, 2/01/14                        2,290,000  2,508,443
Marshall County Health Care Authority Hospital Revenue,
   Crossover Refunding, Guntersville-Arab Medical Center, 7.60%, 10/01/07     2,530,000  2,832,942
   Refunding, Boaz-Albertville Medical Center, 6.50%, 1/01/18                10,810,000 11,565,835
Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12               1,000,000  1,082,130
Mobile Commission of Water and Sewer Revenue, Refunding, 6.50%, 1/01/09       1,500,000  1,636,170
Mobile Housing Assistance Corp., MFHR, Refunding, Series A, FSA Insured,
 7.625%, 2/01/21                                                              1,340,000  1,399,697
Mobile IDB, Mobile Energy Service Co. Project, Solid Waste Disposal Revenue,
 Refunding, 6.95%, 1/01/20                                                    8,000,000  8,844,320
Montgomery BMC Special Care Facilities, Financing Authority Revenue,
 Baptist Medical Center, Series A, 5.00%, 5/01/20                             1,250,000  1,207,675
Montgomery Medical Clinic Board, Health Care Facilities Revenue, Jackson
 Hospital & Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26                  6,000,000  6,433,140
Morgan County, Decatur Health Care Revenue, Refunding, Decatur General
 Hospital, Connie Lee Insured, 6.375%, 3/01/24                                5,750,000  6,224,950
Moulton Waterworks Board, Water Revenue, Series A, 6.30%, 1/01/18             1,500,000  1,549,290
Muscle Shoals GO, Refunding, Warrants, MBIA Insured,
   5.80%, 8/01/16                                                             1,725,000  1,838,643
   5.90%, 8/01/25                                                             7,000,000  7,430,920
Northeast Alabama Water, Sewer and Fire Protection District Revenue,
 AMBAC Insured,    6.375%, 5/01/22                                            2,000,000  2,150,920
   Pre-Refunded, 7.90%, 5/01/15                                                  30,000     30,796
Northport GO, Water and Sewer, Warrants, FGIC Insured,
 Pre-Refunded, 7.70%, 12/01/13                                                  200,000    209,780
Oneonta Utilities Board Revenue,
   FSA Insured, 6.90% 11/01/24                                                  230,000    260,443
   Pre-Refunded, 6.90% 11/01/24                                               4,770,000  5,583,285
   Refunding, MBIA Insured, 5.50%, 11/01/23                                   3,820,000  3,928,297
Pelham GO, Warrants, AMBAC Insured, 6.25%, 11/01/22                           2,500,000  2,711,450
Perdido Bay Water Sewer & Fire Protection District Water Revenue,
 Refunding, FSA Insured, 5.375%, 11/01/22                                     1,085,000  1,094,993
Phenix City IDB, Environmental Improvement Revenue, Refunding, Mead
 Coated Board, Series A, 5.30%, 4/01/27                                       2,000,000  1,970,720
Piedmont IDBR, Springs Industrial Project, 8.25%, 9/01/10                       780,000    856,541
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
 Series A, Pre-Refunded,
   7.90%, 7/01/07                                                               500,000    516,995
   7.875%, 7/01/17                                                              175,000    180,905
Puerto Rico Commonwealth Highway Authority Revenue,
   Refunding, Series R, 7.15%, 7/01/00                                          600,000    642,756
   Series P, Pre-Refunded, 8.125%, 7/01/13                                      155,000    160,354
Puerto Rico Commonwealth Infrastructure Financing Authority,
 Special Tax Revenue, Series A, 7.90%, 7/01/07                                  175,000    180,831
Puerto Rico Commonwealth Urban Renewal and Housing Corp.,
 Refunding, 7.875%, 10/01/04                                                    300,000    322,092
Puerto Rico Electric Power Authority Revenue, Refunding,
   Series M, Pre-Refunded, 8.00%, 7/01/08                                       350,000    362,009
   Series N, 7.00%, 7/01/07                                                     355,000    373,066
Puerto Rico Industrial, Medical and Environmental Facilities, PCFA,
 Upjohn Co. Project, Limited Offering, 7.50%, 12/01/23                          200,000    211,576
Russell County PBA Revenue, Jail Project, Pre-Refunded, 8.50%, 1/01/14          200,000    211,542
Russellville GO, Refunding, Warrants, MBIA Insured, 5.75% 12/01/26            2,500,000  2,624,450
Tuscaloosa, Warrants, AMBAC Insured, 6.75%, 7/01/20                           4,925,000  5,259,948
Tuscaloosa County Board Education, Capital Outlay, Warrants, Series A,
 AMBAC Insured, 5.5% 02/01/27                                                 2,375,000  2,450,310
Valley Special Care Facilities, Financing Authority Revenue, Lanier
 Memorial Hospital, Series A, 5.65%, 11/01/22                                 1,500,000  1,504,950
West Jefferson IDB, PCR, Refunding, Alabama Power Co., Miller Plant,
 Series C, MBIA Insured, 6.05%, 5/01/23                                     $ 5,000,000 $5,110,250
Wilsonville IDB, PCR, Refunding, Southern Electric Generating System,
 Series C, MBIA Insured, 6.75%, 2/01/15                                       3,500,000  3,772,754
                                                                                         ---------
TOTAL INVESTMENTS (COST $207,787,674) 98.5%                                            223,153,265
OTHER ASSETS, LESS LIABILITIES 1.5%                                                      3,298,260
                                                                                       -----------
NET ASSETS 100%                                                                        $226,451,525
                                                                                       ============

See glossary of terms on page 120.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------------------------------------
CLASS I                                                        1998    1997    1996*** 1995   1994
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.59  $11.69  $11.35  $11.77 $11.68
                                                               ------------------------------------
Income from investment operations:
 Net investment income                                           .64     .67     .69     .69    .70
 Net realized and unrealized gains (losses)                      .30    (.08)    .34    (.44)   .09
                                                                 ----------------------------------
Total from investment operations                                 .94     .59    1.03     .25    .79
                                                                 ----------------------------------
Less distributions from:
 Net investment income                                          (.65)   (.69)   (.69)   (.67)  (.70)
 In excess of net investment income                             (.01)    --      --      --      --
                                                                -----------------------------------
Total distributions                                             (.66)   (.69)   (.69)   (.67)  (.70)
                                                                ------------------------------------
Net asset value, end of year                                  $11.87  $11.59  $11.69  $11.35 $11.77
                                                              =====================================

Total return*                                                   8.37%   5.20%   9.28%   2.36%  6.63%

Ratios/supplemental data
Net assets, end of year (000's)                         $1,650,068 $1,458,087 $1,353,54 $1,265,018 $1,361,583
Ratios to average net assets:
 Expenses                                                        .61%    .60%    .60%    .59%   .52%
 Net investment income                                          5.45%   5.78%   5.93%   6.15%  5.90%
Portfolio turnover rate                                         5.60%  12.00%  11.78%  14.34% 11.77%

CLASS II
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.67  $11.76  $11.37
                                                              ----------------------
Income from investment operations:
 Net investment income                                           .60     .60     .52
 Net realized and unrealized gains (losses)                      .29    (.07)    .38
                                                                 -------------------
Total from investment operations                                 .89     .53     .90
                                                                 -------------------
Less distributions from:
 Net investment income                                          (.59)   (.62)   (.51)
 In excess of net investment income                             (.01)    --      --
                                                                --------------------
Total distributions                                             (.60)   (.62)   (.51)
                                                                ---------------------
Net asset value, end of year                                  $11.96  $11.67  $11.76
                                                              =======================

Total return*                                                   7.80%   4.65%   8.05%

Ratios/supplemental data
Net assets, end of year (000's)                                $56,027 $23,556 $7,644
Ratios to average net assets:
 Expenses                                                       1.17%   1.17%   1.18%**
 Net investment income                                          4.88%   5.17%   5.33%**
Portfolio turnover rate                                         5.60%  12.00%  11.78%

*Total return does not reflect sales
commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.

FRANKLIN  TAX-FREE  TRUST  Statement  of
Investments, February 28, 1998

                                                                              PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                         AMOUNT      VALUE
---------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.6%
BONDS 94.1%

 Alachua County Health Facilities Authority Revenue,
   Refunding, Santa Fe Health Care Facilities Project,
   Pre-Refunded, 7.60%, 11/15/13                                            $ 6,705,000 $   7,458,240
   Shanda Teaching Hospital, Series A, MBIA Insured, 5.80%, 12/01/26         12,000,000    12,789,240
 Alachua County Public Improvement Revenue, Refunding, FSA Insured,
   5.375%, 8/01/17                                                            5,755,000     5,928,168
 Alachua County School Board, COP, Series 1997, AMBAC Insured,
 5.00%, 7/01/18                                                               3,250,000     3,204,890
 Atlantic Beach Utilities Systems Revenue, MBIA Insured, 5.50%, 10/01/25      2,000,000     2,069,640
 Bay County Hospital System Revenue, Refunding, Bay Medical Center Project,
 Pre-Refunded, 8.00%, 10/01/12                                               11,205,000    13,835,598
 Bay County Resource Recovery Revenue, Refunding, MBIA Insured, 6.60%,
   Series A, 7/01/11                                                          3,710,000     4,126,744
   Series B, 7/01/12                                                         18,150,000    20,181,167
 Bay County Water System Revenue, Refunding, AMBAC Insured,
   6.50%, 9/01/07                                                               525,000       585,417
   6.60%, 9/01/11                                                               675,000       753,064
 Bay Medical Center, Hospital Revenue, Bay Medical Center Project,
  AMBAC Insured,    5.00%, 10/01/27                                           1,000,000       959,720
   Refunding, 5.60%, 10/01/19                                                13,130,000    13,671,744
 Boynton Beach Public Service Tax Revenue, MBIA Insured, Pre-Refunded,
 7.50%, 11/01/10                                                              4,000,000     4,374,720
 Brevard County Health Facilities Authority Revenue, Refunding, Wuesthoff
 Memorial Hospital, Series B, Pre-Refunded, 7.20%, 4/01/13                    5,000,000     5,660,750
 Brevard County HFA, SFMR, Refunding, Series B, FSA Insured, 7.00%, 3/01/13   1,190,000     1,271,955
 Brevard County School Board COP, Series A, Refunding, AMBAC Insured,
 5.40%, 7/01/11                                                               4,415,000     4,749,922
 Broward County Educational Facilities Authority Revenue, Refunding,
 Nova Southeastern University Project, Connie Lee Insured,
 6.125%, 4/01/17                                                              2,250,000     2,402,505
 Broward County Health Facility Authority Revenue, Nursing Home, Refunding,
   7.40%, 8/15/10                                                             2,080,000     2,233,566
   7.50%, 8/15/20                                                             1,475,000     1,625,627
 Broward County HFA Revenue, GNMA Secured,
   Series B, 7.55%, 3/01/15                                                   3,355,000     3,528,957
   Series C, 8.00%, 3/01/21                                                   1,150,000     1,208,420
   Series D, 6.90%, 6/01/09                                                     340,000       364,517
   Series D, 7.375%, 6/01/21                                                    820,000       880,024
bBroward County HFA, SFMR, Refunding, Series B, 5.40%, 4/01/29                4,000,000     4,000,000
 Broward County Professional Sports Facilities, Tax Revenue,
 Civic Arena Project, Series A, MBIA Insured,
   5.75%, 9/01/21                                                             5,000,000     5,292,250
   5.625%, 9/01/28                                                           13,745,000    14,314,043
 Broward County Resource Recovery Revenue, 7.95%, 12/01/08,
   Broward Waste Energy Co., L.P., North Project                              5,840,000     6,362,330
   SES Waste Energy Co., L.P., South Project                                 10,675,000    11,629,772
 Broward  County  School Board COP,  Series C, AMBAC  Insured,
  5.375%,  7/01/17                                                           10,000,000    10,259,500
Broward County Tourist Development,  Special Tax Revenue,
 Convention Center Project, FGIC Insured, Pre-Refunded,
  7.75%, 10/01/13                                                               200,000       208,614
Cape Canaveral Hospital District Revenue, Certificates,  AMBAC Insured,
 6.875%, 1/01/21                                                              1,500,000     1,630,710
Celebration Community Development District,
 Special Assessment, MBIA Insured,
   6.00%, 5/01/10                                                             5,500,000     5,919,375
   6.10%, 5/01/16                                                             4,000,000     4,312,840
   Series A, 5.50%, 5/01/18                                                   2,000,000     2,065,560
Charlotte County Utilities Revenue, Refunding, Series A, FGIC Insured,
   5.625%, 10/01/21                                                           3,000,000     3,157,440
   6.20%, 10/01/23                                                            5,000,000     5,008,500
Citrus County PCR, Florida Power and Light Co., Crystal River, Refunding,
   Series A, 6.625%, 1/01/27                                                 11,100,000    12,078,021
   Series B, 6.35%, 2/01/22                                                  20,400,000    22,168,272
Clay County HFA Revenue, SFM, Series A, GNMA Secured,
   8.20%, 6/01/21                                                             1,725,000     1,806,058
   7.80%, 6/01/22                                                             4,275,000     4,543,085
   7.45%, 9/01/23                                                             1,310,000     1,385,102
 Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding,
 Series A, FHA Insured,  6.50%, 10/01/25 2,865,000 3,024,351
Clewiston Water and
 Sewer  Revenue,  Refunding,  AMBAC  Insured,   Pre-Refunded,
 7.65%, 10/01/10                                                              1,000,000     1,078,240
Cocoa Water and Sewer Improvement  Revenue,  FGIC Insured,
 5.875%,  10/01/22                                                            4,000,000     4,308,400
Collier County Water and Sewer District
 Revenue, Sewer Assessment,  East and South Naples Project,
MBIA Insured, 7.15%, 10/01/11                                                  $ 80,000      $ 82,850
Coral Springs ID,  Special Water and Sewer  Project,
 6.75%,  11/01/02                                                             2,660,000     2,717,270
Dade  County  Aviation  Revenue,  Miami
 International  Airport,  Series  B, FSA  Insured,  5.125%,  10/01/22         4,750,000     4,674,760
Dade County Health Facilities Authority, Hospital Revenue, Refunding,
 Catholic Health and  Rehabilitation,  Inc. Project,  7.625%,  8/15/20        7,475,000     8,009,089
Dade County HFA,  MFMR,  GNMA  Secured,  Hialeah  Center,  Series 5,
 Pre-Refunded, 7.875%, 12/01/32                                               1,930,000     2,112,617
Dade County HFA, SFMR,
   Refunding, Series D, FSA Insured, 6.95%, 12/15/12                            870,000       935,876
   Refunding, Series E, FNMA Secured, 7.00%, 3/01/24                            300,000       318,381
   Series A, GNMA Secured, 7.50%, 9/01/13                                     2,270,000     2,345,614
   Series A, GNMA Secured, 7.10%, 3/01/17                                     1,510,000     1,602,971
   Series B, GNMA Secured, 7.25%, 9/01/23                                       255,000       270,619
 Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co.
 Project,  7.15%,  2/01/23                                                    5,695,000     6,153,448
Dade County Public  Facilities Revenue, Jackson Memorial
 Hospital, Series A, MBIA Insured, 7.30%,  6/01/12                              140,000       141,733
Dade County School Board COP,  Series B, AMBAC Insured,  5.75%,
 8/01/19                                                                     14,610,000    15,434,881
Dade County School  District GO,  Pre-Refunded,
 7.375%,  7/01/08  5,960,000  6,355,386 Dade County
Seaport Revenue,  Refunding,  Series 95, MBIA Insured,
 5.75%, 10/01/15                                                              4,100,000     4,392,740
Dade County, Special Obligation, Courthouse Center Project,
 6.10%, 4/01/20                                                               5,000,000     5,370,650
Dade County Water and Sewer System Revenue, FGIC Insured,
   5.25%, 10/01/21                                                            5,000,000     5,069,100
   5.75%, 10/01/22                                                            8,245,000     8,723,457
   5.50%, 10/01/25                                                           35,325,000    36,627,080
   5.25%, 10/01/26                                                           12,000,000    12,051,120
Dovera Community Development District Revenue, Special Assessment,
   7.625%, 5/01/03                                                              320,000       344,499
   7.875%, 5/01/12                                                              865,000       931,363
Dunes Community Development District Revenue, Water and Sewer Project,
 Pre-Refunded, 8.25%, 10/01/18                                                 670,000        700,545
Duval County HFA, MFHR, Mortgage, Eagles Point North,
 Series A, MBIA Insured,
   5.60%, 7/01/17                                                             1,000,000     1,029,370
   5.70%, 7/01/27                                                             2,000,000     2,058,440
Duval County HFA, SFMR, GNMA Secured,
 b5.30%, 4/01/31                                                              1,800,000     1,789,056
 b5.25%, 10/01/18                                                             1,000,000       995,100
   Series 1988, 8.625%, 12/01/19                                                 50,000        52,338
   Series A, 8.50%, 9/01/19                                                      80,000        82,995
   Series A, 7.85%, 12/01/22                                                  2,425,000     2,558,351
   Series B, 7.70%, 11/01/11                                                    480,000       500,414
   Series C, FGIC Insured, 7.70%, 9/01/24                                     1,070,000     1,141,786
Escambia County HFA, SFMR,
   Multi-County Program, Series C, FNMA/GNMA Secured, 5.80%, 10/01/19         1,500,000     1,550,220
   Multi-County Program, Series C, FNMA/GNMA Secured, 5.875%, 10/01/28        6,500,000     6,735,365
   Series A, GNMA Secured, 7.40%, 10/01/23                                    4,235,000     4,465,892
Escambia County HFA Revenue, Refunding, Baptist Hospital
 and Manor, 6.75%, 10/01/14                                                   4,350,000     4,829,414
Escambia County Revenue, Series B, Sub-Series 1, MBIA Insured,
 7.20%, 1/01/15                                                               4,000,000     4,185,640
Escambia County School Board COP, FSA Insured, 6.375%, 2/01/12                1,210,000     1,293,986
Escambia County Utilities Authority, Sanitary System Revenue,
 FSA Insured, Pre-Refunded, 6.00%, 1/01/23                                    2,500,000     2,746,950
Escambia County Utilities Authority System Revenue, Refunding,
 FGIC Insured, Pre-Refunded, 7.75%, 1/01/15                                   2,000,000     2,101,500
First Governmental Financing Commission Revenue, Gainsville,
Hollywood, and St. Petersburg, AMBAC Insured, 5.75%, 7/01/16                  3,700,000     3,929,992
 Florida HFA,
General Mortgage, Refunding, Series A, 6.40%, 6/01/24                         3,700,000     3,953,006
Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17                   5,000,000     5,223,300
Homeownership Revenue, Series G-1, GNMA Secured, 7.80%, 9/01/10                 635,000       673,557
Homeownership Revenue, Series G-1, GNMA Secured, 8.30%, 6/01/20                 270,000       281,143
Homeownership Revenue, Series G-1, GNMA Secured, 7.90%, 3/01/22               3,245,000     3,463,486
MF Housing, Citrus Meadows Apartments Project, Series Q,
GNMA Secured, 7.65%, 6/20/31                                                  4,000,000     4,123,720
MF Housing, Driftwood Terrace Project, Series I, 7.65%, 12/20/31              3,445,000     3,618,662
MF Mortgage, Lake Carlton Arms, Guaranteed, Refunding,
 Series F, Mandatory Put 12/01/99, 7.375%, 12/01/07                           4,000,000     4,026,560
   MFHR, Refunding, Series A, 6.95%, 10/01/21                                 2,900,000     3,028,209
Florida HFA, (cont.)
   Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37             $ 5,000,000$    5,091,450
   Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37             2,000,000     2,037,360
   Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37             1,300,000     1,382,212
   SFMR, Series A, 8.60%, 7/01/16                                               350,000       355,047
Florida State Board of Education, Capital Outlay, Public Education,
   Refunding, Series A, 7.25%, 6/01/23                                        8,775,000     9,502,886
   Series A, 5.875%, 6/01/16                                                  4,500,000     4,753,125
   Series B, 5.875%, 6/01/24                                                  8,990,000     9,459,368
   Series B, 5.875%, 6/01/25                                                  7,000,000     7,365,470
   Series B-1, Pre-Refunded, 7.875%, 6/01/19                                    650,000       669,546
   Series F, FGIC Insured, 5.50%, 6/01/26                                    10,000,000    10,328,200
Florida State Community Services Corp., Walton County Water and
 Sewer Revenue, South Walton County Regional Utilities,
 7.00%, 3/01/18                                                               2,550,000     2,831,877
Florida State Correctional Privatization Commission COP, Correctional
 Facility Bay Project, MBIA Insured, 6.00%, 8/01/15                           6,000,000     6,558,000
Florida State Department of Corrections COP, Okeechobee Correctional
 Facility, AMBAC Insured, 6.25%, 3/01/15                                      2,960,000     3,301,673
Florida State Department of General Services, Board of Finance Division,
 Department of Natural Resources Revenues, AMBAC Insured,
 Pre-Refunded, 6.75%, 7/01/13                                                 3,000,000     3,303,870
Florida State Department of General Services, Facilities Management
 Division, Revenue, Florida Facilities Pool,
   Pre-Refunded, 8.125%, 9/01/17                                                145,000       151,032
   Refunding, Series B, AMBAC Insured, 5.70%, 9/01/20                         7,000,000     7,315,910
Florida State Department of Transportation, Right of Way,
   5.375%, 7/01/26                                                            5,000,000     5,067,300
   Series A, 5.00%, 7/01/27                                                  10,000,000     9,714,600
Florida State GO, Pre-Refunded, 7.375%, 7/01/19                               3,715,000     3,961,453
Florida State Mid-Bay Bridge Authority Revenue,
   Exchangeable, Series A, 5.95%, 10/01/13                                   13,505,000    14,113,130
   Exchangeable, Series A, 6.05%, 10/01/22                                    7,000,000     7,313,390
   Exchangeable, Series D, 6.10%, 10/01/22                                   11,100,000    11,646,786
   Series A, 8.00%, 10/01/06                                                  2,600,000     2,933,268
   Series A, 7.50%, 10/01/17                                                 14,250,000    15,845,145
   Series A, ETM, 6.875%, 10/01/22                                            6,000,000     7,433,340
Florida State Turnpike Authority Revenue, Department of
Transportation, Series A,
   AMBAC Insured, Pre-Refunded, 7.125%, 7/01/18                               8,780,000      9,770,823
   FGIC Insured, 5.50%, 7/01/21                                              17,350,000     17,981,193
   FGIC Insured, 5.625%, 7/01/25                                              7,000,000      7,304,080
   Pre-Refunded, 7.75%, 7/01/09                                               2,375,000      2,543,958
Gainesville Utility System Revenue,
   Series B, 6.00%, 10/01/17                                                  3,500,000      3,667,580
   Sub-Series A, AMBAC Insured, Pre-Refunded, 7.25%, 10/01/13                 1,600,000      1,664,400
Gainesville Utility Systems, Series A, 5.20%, 10/01/26                        7,590,000      7,614,136
 Gateway Services District Revenue, Transportation Roadway
 Service Charges, 8.75%, 5/01/14                                              8,675,000      9,591,254
Gulf Breeze Local Government Loan Program Revenue,
 FGIC Insured, 7.75%, 12/01/15                                                2,000,000      2,162,100
Hillsborough County Aviation Authority Revenue,
   Refunding, Special Purpose, Delta Airlines, Inc., 7.75%, 1/01/24          14,945,000     15,943,924
   Tampa International Airport, Series A, FGIC Insured, 6.90%, 10/01/11       4,490,000      4,774,576
   Tampa International Airport, Series A, FGIC Insured,
   Pre-Refunded, 6.90%, 10/01/11                                              4,010,000      4,278,189
   Tampa International Airport, Series B, FGIC Insured, 5.875%, 10/01/23      5,730,000      6,152,244
Hillsborough County Capital Improvement Revenue, County Center Project,
  Second Series, Pre-Refunded,
   6.625%, 7/01/12                                                            8,300,000      9,261,472
   6.75%, 7/01/22                                                             1,250,000      1,400,938
Hillsborough County IDA Revenue, Colonial Penn Insurance
 Project, 7.35%, 8/01/13                                                      5,300,000      5,876,534
Hillsborough County Port District Revenue, Tampa Port Authority,
 Pre-Refunded, 8.25%, 6/01/09                                                 3,000,000      3,387,360
Hillsborough County School Board COP, MBIA Insured, 6.00%,
   7/01/12                                                                    9,500,000     10,364,500
   7/01/14                                                                    5,500,000      6,006,825
Hillsborough County Utilities Revenue, Refunding,
   Series A, 6.625%, 8/01/11                                                $10,400,000$    11,139,336
   Series A, 7.00%, 8/01/14                                                   5,515,000      5,973,076
   Series A, 6.50%, 8/01/16                                                   3,000,000      3,197,730
   Series B, 6.50%, 8/01/16                                                   1,000,000      1,065,910
Indian River County Hospital District, Revenue, Refunding,
 FSA Insured, 5.70%, 10/01/15                                                 1,000,000      1,060,280
Jacksonville Capital Improvement Revenue Certificates, Gator Bowl
 Project, 5.875%, 10/01/25                                                    5,000,000      5,316,950
Jacksonville Electric Authority Revenue, Water and Sewer, Series B,
 FGIC Insured, 5.40%, 10/01/20                                                3,000,000      3,090,300
Jacksonville Health Facilities Authority, Hospital Revenue, Refunding,
   Baptist Medical Center Project, Series A, MBIA Insured, 7.30%, 6/01/19     2,500,000      2,648,225
   Riverside Hospital Project, Pre-Refunded, 7.625%, 10/01/13                 8,480,000      9,133,469
Jacksonville Hospital Revenue, University Medical Center, Inc. Project,
 Connie Lee Insured, 6.60%, 2/01/21                                           1,750,000      1,891,978
Jupiter Sales Tax Revenue, Series 1990, Pre-Refunded, 7.40%, 9/01/20          1,000,000      1,099,740
Kissimmee Water and Sewer Revenue, Refunding,
 AMBAC Insured, 6.00%, 10/01/15                                               5,000,000      5,397,000
 Lakeland Electric and Water Revenue,
   5.50%, 10/01/26                                                           10,700,000     11,072,574
   5.625%, 10/01/36                                                          11,670,000     12,175,194
   Refunding & Improvement, Senior Series B, 5.625%, 10/01/19                12,800,000     13,453,824
 Lakeland Utility Tax Revenue, Refunding and Improvement,
  Series A,  FGIC Insured, 6.00%, 10/01/17                                    4,500,000      4,893,705
 Lee County Capital Bonds, Refunding, Series A,
  MBIA Insured, 7.30%, 10/01/07                                               1,000,000      1,072,940
 Lee County Hospital Revenue, Board of Directors, Lee Memorial Health
 Systems, Series A, MBIA Insured, 5.875%, 4/01/24                            18,000,000     19,215,540
 Lee County IDA Revenue, Bonita Springs Sewer Project,
  Asset Guaranty, Insured,
   7.20%, 11/01/11                                                            5,000,000      5,474,750
   7.25%, 11/01/20                                                            2,000,000      2,184,060
 Lee County Local Option Gas Tax Revenue, FGIC Insured, 5.75%, 10/01/20       2,575,000      2,722,419
 Lee County Solid Waste System Revenue, Series A, MBIA Insured, 7.00%,
   10/01/04                                                                   1,945,000      2,157,472
   10/01/05                                                                   1,175,000      1,303,357
   10/01/06                                                                   1,305,000      1,449,868
   10/01/11                                                                   4,600,000      5,123,664
 Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%,
   10/01/22                                                                   4,500,000      4,754,115
   10/01/27                                                                   5,900,000      6,260,844
Leesburg Hospital Revenue, Capital Improvement, Leesburg Regional
 Medical Center Project, Series A, Pre-Refunded,
   7.375%, 7/01/11                                                            1,250,000      1,431,613
   7.50%, 7/01/21                                                             2,115,000      2,432,652
 Leesburg Hospital Revenue, Refunding, Leesburg Regional Medical
 Center Project, Series A, 6.125%, 7/01/18                                    7,000,000      7,420,210
 Leesburg Utilities Revenue, Refunding, FGIC Insured, 7.60%, 10/01/09           500,000        521,200
 Leon HFA, SFMR, Series A, GNMA Secured, 7.30%, 4/01/21                         855,000        902,453
 Manatee County HFA, SFMR, Series A, GNMA Secured,
   8.10%, 11/01/20                                                              985,000      1,021,356
   6.85%, 11/01/23                                                            4,320,000      4,569,912
 Manatee County IDR, Manatee Hospital and Health System, Inc.,
   ETM, 8.25%, 3/01/01                                                          900,000        957,222
   Pre-Refunded, 9.25%, 3/01/21                                               6,700,000      7,784,931
 Manatee County School Board COP, MBIA Insured, Pre-Refunded,
 6.125%, 7/01/21                                                              5,575,000      6,379,640
 Martin County Construction, Utilities System Revenue, Refunding and
 Improvement, FGIC Insured, 6.00%, 10/01/24                                   4,000,000      4,340,480
 Martin County PCR, Refunding, Florida Power and Light Co. Project,
 MBIA Insured, 7.30%, 7/01/20                                                14,500,000     15,839,365
 Miami Beach Special Obligation, Subordinated, FGIC Insured,
 7.375%, 12/01/08                                                             2,000,000      2,150,680
 Miami Health Facilities Authority Revenue, Mercy
  Hospital Project, Refunding,    8.125%, 8/01/11                               250,000        258,405
  Series A, Pre-Refunded, 7.35%, 8/01/15                                      7,500,000      8,016,525
 Miramar Wastewater Improvement Assessment Revenue, FGIC Insured,
  6.75%, 10/01/25                                                             6,500,000      7,376,590
 Nassau County PCR, Refunding, ITT Rayonier, Inc. Project, 6.25%, 6/01/10     5,000,000      5,336,650
 North Broward Hospital District Revenue, Refunding
  and Improvement, MBIA Insured,  5.375%, 1/15/24                            10,710,000     10,898,924
   5.75%, 1/15/27                                                            14,370,000     15,194,120
 North Miami Health Facilities Authority Revenue, Catholic Health
 Services Obligation Group, 6.00%
   8/15/16                                                                  $ 2,000,000   $  2,119,360
   8/15/24                                                                    1,750,000      1,847,248
 North Port Utilities Revenue, FGIC Insured, 6.25%, 10/01/22                  1,500,000      1,631,205
 Northern Palm Beach County Water Control District,
  Unit Development No. 31, Project 2,
  6.75%, 11/01/07                                                               725,000        779,883
  6.625%, 11/01/13                                                            1,470,000      1,564,536
 Orange County Capital Improvement Revenue, MBIA Insured, 7.70%, 10/01/18,
   Series A                                                                     170,000        176,924
   Series A, Pre-Refunded                                                        30,000         31,284
   Series B, Pre-Refunded                                                       180,000        187,702
 Orange County Health Facilities Authority Revenue, Series A
   Adventist/Sunbelt, AMBAC Insured, 6.875%, 11/15/15                         1,000,000      1,110,340
   Adventist/Sunbelt, FSA Insured, 7.00%, 11/15/14                            3,000,000      3,202,110
   Refunding, Orlando Regional Healthcare, MBIA Insured, 6.00%, 11/01/24      1,000,000      1,073,340
 Orange County HFA Revenue, GNMA Secured,
   Refunding, Series A, FGIC Insured, 7.60%, 01/01/24                         4,730,000      5,011,861
   Series A, 7.75%, 11/01/12                                                  1,725,000      1,812,785
   Series A, 7.375%, 9/01/24                                                    410,000        437,163
   Series D, 7.80%, 10/01/22                                                    685,000        724,285
 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24     5,050,000      5,491,219
 Orange County Tourist Development Tax Revenue,
   AMBAC Insured, Pre-Refunded, 7.25%, 10/01/10                               3,000,000      3,299,700
   Series B, MBIA Insured, 6.00%, 10/01/24                                   24,675,000     26,819,258
 Orlando and Orange County Expressway Authority Revenue, Senior Lien,
 AMBAC Insured, ETM, 7.625%, 7/01/18                                            265,000        278,311
 Orlando Community RDA, Tax Increment Revenue, Series A,
   6.50%, 10/01/11                                                            2,155,000      2,313,996
   6.75%, 10/01/16                                                            2,585,000      2,789,629
 Orlando Waste Water Systems Revenue, Refunding, Series C, AMBAC Insured,
   5.15%, 10/01/13                                                            3,410,000      3,477,007
   5.20%, 10/01/14                                                            2,740,000      2,795,814
 Osceola County Gas Tax Revenue, Refunding & Improvement, FGIC Insured,
 6.00%, 4/01/13                                                               3,500,000      3,793,195
 Osceola County IDA Revenue, Community Provider Pooled Loan Program,
 FSA Insured, 7/01/10,
   Series A, 7.75%                                                            4,634,000      5,017,093
   Series C, 7.60%                                                              795,000        858,131
 Osceola County Transportation Revenue, Series A, FGIC Insured, Pre-Refunded,
  7.70%, 4/01/13                                                                200,000        204,596
 Pace Property Finance Authority, Inc., Utility Systems Revenue,
 Refunding and Improvement,
   AMBAC Insured, 6.125%, 9/01/07                                               270,000        284,934
   AMBAC Insured, 6.25%, 9/01/13                                                685,000        725,545
   Pre-Refunded, 6.125%, 9/01/07                                                730,000        780,925
   Pre-Refunded, 6.25%, 9/01/13                                               1,860,000      1,997,528
   Pre-Refunded, 6.125%, 9/01/17                                                840,000        898,598
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured,
   6.00%, 6/01/15                                                             5,000,000       5,470,900
   Pre-Refunded, 7.25%, 6/01/11                                               6,950,000       7,575,153
 Palm Beach County HFA, SFM Purchase Revenue, GNMA Secured,
   Series A, 7.70%, 3/01/22                                                   7,195,000       7,575,616
   Series B, 7.60%, 3/01/23                                                   5,035,000       5,344,350
 Palm Beach County IDR, Lourdes-Noreen McKeen Residence,
  Geriatric Care, Inc.,
   6.55%, 12/01/16                                                            1,755,000       1,907,018
   6.625%, 12/01/26                                                           4,000,000       4,405,320
 Palm Beach County Solid Waste Authority Revenue, Refunding, BIG Insured,
   7.40%, 12/01/05                                                              535,000         560,364
   Pre-Refunded, 7.40%, 12/01/05                                              1,965,000       2,057,571
cPalm Beach County Solid Waste, IDR, Okeelanta Power and Light Co.
 Project, Series A,
   6.50%, 2/15/09                                                             3,600,000       2,808,000
   6.70%, 2/15/15                                                            11,700,000       9,126,000
 Pensacola Airport Revenue,  Series A, MBIA Insured,
  5.75, 10/01/27                                                            $ 5,615,000     $  5,981,435
 Pensacola-Westwood  Homes  Development  Corp.  Revenue,  Refunding,
  Mortgage Loan, FHA Insured,  6.40%,  7/15/23                                  995,000        1,035,089
 Pinellas County,  HFA, SF Housing  Revenue,
  Multi-County  Program,  Series A-1,  5.30%,  9/01/30                        1,500,000         1,501,35
 Pinellas County HFA, SFMR, GNMA Secured,
   Multi-County Program, Series B, 6.875%, 8/01/10                            1,330,000         1,407,419
   Multi-County Program, Series B, 7.375%, 2/01/24                            5,235,000         5,562,711
   Series A, 7.30%, 8/01/22                                                   1,695,000         1,781,411
   Series A, 7.75%, 8/01/23                                                   1,600,000         1,696,112
 Pinellas County PCR, Refunding, Florida Power and Light Co.,
  7.20%, 12/01/14                                                            12,200,000        13,416,584
 Plantation Health Facilities Authority Revenue,
   Covenant Retirement Community, Inc., Pre-Refunded, 7.625%, 12/01/12        1,500,000         1,750,350
   Covenant Retirement Community, Inc., Pre-Refunded, 7.75%, 12/01/22         3,000,000         3,516,720
   Refunding, Covenant Village of Florida, Inc., 5.125%, 12/01/22               750,000           731,955
 Polk County HFA, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23           2,035,000         2,161,618
 Polk County IDA Revenue, Solid Waste Disposal Facility,
  Tampa Electric Co. Project, 5.85%, 12/01/30                                20,500,000        21,480,925
 Polk County School Board, COP, FSA Insured, 5.00%, 1/01/23                  10,000,000         9,790,400
 Port Everglades Authority, Port Improvement Revenue, 7.50%,
   Refunding, Series A, 9/01/12                                              18,050,000        18,908,819
   Series 1986, ETM, 11/01/06                                                   575,000           675,849
 Santa Rosa County Health Facilities Authority Revenue,
  Gulf Breeze Hospital, Inc.,
   Refunding, Pre-Refunded, 8.70%, 10/01/14                                     520,000           545,184
   Refunding, 8.60%, 10/01/02                                                    25,000            25,934
   Series A, 6.20%, 10/01/14                                                 14,350,000         15,100,792
 Santa Rosa County IDR,  Holley  Navarre Water System  Project,
   6.75%,  5/01/24                                                            4,290,000          4,663,144
Sarasota County Solid Waste System Revenue,  AMBAC Insured,
 5.50%,  10/01/16                                                             6,250,000          6,556,313
Sarasota County Utilities System Revenue,
 FGIC Insured,
   5.75%, 10/01/27                                                           18,000,000         19,199,340
   Refunding, Series A, 5.25%, 10/01/25                                       9,000,000          9,116,190
 Seminole County Sales Tax Revenue, MBIA Insured, 5.80%, 10/01/26             5,000,000          5,305,100
 Seminole County School Board COP, MBIA Insured, Pre-Refunded,
   Series A, 6.125%, 7/01/14                                                  1,150,000          1,292,865
   Series B, 6.50%, 7/01/21                                                   5,000,000          5,700,900
 South Broward Hospital District, Revenue, Refunding,
  MBIA Insured, 5.25%, 5/01/21                                                5,000,000          5,038,800
 South Florida Water Management District, Special Obligation,
  Land Acquisition  Bonds, AMBAC Insured, 6.00%, 10/01/15                     1,000,000          1,084,880
 South Indian River Water Control District, Refunding,
  Series C, Pre-Refunded,  7.50%, 10/01/06                                     3,000,000          3,124,110
 St. Johns County IDA Revenue, Professional Golf Hall of Fame Project,
  MBIA Insured, 5.80%, 9/01/16                                                4,660,000           4,942,582
 St. Johns County Water and Sewer Revenue,
  Series B-1, FGIC Insured, 7.00%, 6/01/11                                    2,995,000           3,077,482
 St. Lucie County Solid Waste Disposal Revenue, Florida Power and Light Co.
 Project, 7.15%, 2/01/23                                                      7,500,000           8,133,150
 St. Lucie, West, Services District, Capital Improvement Revenue, Lake
 Charles Project, 7.50%, 2/01/00                                              4,010,000           4,090,561
 St. Petersburg Health Facilities Authority Revenue,
  Allegheny Health System, Series A, MBIA Insured,
  Pre-Refunded, 7.00%, 12/01/15                                              10,500,000          11,753,070
  Allegheny Health System, St. Mary, Series B,
  Pre-Refunded, 7.75%, 12/01/15                                               8,630,000           9,370,799
  Bon Secours-Maria Manor Project, Series B, Pre-Refunded, 7.875%, 8/15/18    2,500,000           2,595,725
   Refunding, Allegany Health System, St. Anthony, Series C, 7.75%, 1/01/14   2,940,000           3,005,915
 Sunrise Lakes Recreation District, Phase 4, Series A, 6.75%,
   8/01/15                                                                    3,080,000           3,424,406
   8/01/24                                                                    6,120,000           6,744,546
 Sunrise Special Tax District No. 1, Refunding, 6.375%,
   11/01/08                                                                   3,485,000           3,729,089
   11/01/21                                                                  12,390,000          13,193,244
 Sunrise Utilities System Revenue, Series A, AMBAC Insured,
   5.75%, 10/01/16                                                            1,780,000           1,901,467
   5.90%, 10/01/18                                                            4,230,000           4,536,633
   5.75%, 10/01/21                                                            3,000,000           3,174,090
   5.75%, 10/01/26                                                           32,775,000          34,549,111
 Tallahassee Consolidated Utility System Revenue,
 Series 1994, 6.20%, 10/01/19                                                 3,400,000           3,677,236
 Tampa Allegheny Health System Revenue, St. Joseph, Pre-Refunded,
   MBIA Insured, 6.75%, 12/01/17                                            $ 1,180,000$          1,310,673
   MBIA Insured, 6.50%, 12/01/23                                              7,000,000           8,064,280
 Tampa Capital Improvement Program Revenue, 10/01/18,
   Series A, 8.25%                                                            6,300,000           6,441,309
   Series B, 5.805%                                                          31,670,000          32,307,834
 Tampa Guaranteed Entitlement Revenue, Refunding, AMBAC Insured,
  7.15%, 10/01/18                                                             2,000,000           2,226,920
 Tampa-Hillsborough County, Expressway Authority Revenue, AMBAC
 Insured, 5.00%, 7/01/22                                                     11,500,000          11,324,165
 Tampa Occupational License Tax, Refunding, Series B,
  FGIC Insured, 5.50%, 10/01/27                                              10,525,000          10,804,755
 Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena
 Project, MBIA Insured,
   6.00%, 10/01/15                                                            1,000,000           1,131,100
   6.05%, 10/01/20                                                            1,715,000           1,959,473
   6.10%, 10/01/26                                                            2,695,000           3,124,987
 Tampa Sports Authority Revenue, Interlock Agreement,
  Tampa Bay, MBIA Insured,
   6.05%, 10/01/15                                                            4,250,000           4,647,545
   6.10%, 10/01/20                                                            5,160,000           5,625,432
   6.125%, 10/01/26                                                           6,800,000           7,397,720
 Tampa Water and Sewer Revenue, Subordinated Lien, Series A, AMBAC Insured,
   7.75%, 10/01/14                                                              340,000             354,504
   7.25%, 10/01/16                                                            3,000,000           3,113,550
 Titusville Water and Sewer Revenue, Refunding, MBIA Insured,
  6.20%, 10/01/14                                                             6,000,000           6,649,740
 University Community Hospital, Inc., Florida Hospital Revenue,
  Refunding, FSA
 Insured, Pre-Refunded,
   7.375%, 9/01/07                                                            5,000,000           5,502,050
   7.50%, 9/01/11                                                             5,000,000           5,516,750
 Venice Health Care Revenue, Bon Secours Health System Project, MBIA
 Insured, 5.625%, 8/15/26                                                     6,000,000           6,247,500
 Viera East Community Development District, Special Assessment,
   7.50%, 5/01/03                                                             2,005,000           2,146,573
   8.50%, 5/01/04                                                             3,650,000           4,126,836
   8.625%, 5/01/14                                                           10,640,000          12,088,849
   Pre-Refunded, 7.50%, 5/01/12                                               5,225,000           5,985,708
   Refunding, 6.30%, 5/01/26                                                  7,355,000           8,037,691
   Refunding, Series A, 6.00%, 5/01/14                                       11,295,000          11,807,793
   Refunding, Water Management, Series A, 6.50%, 5/01/22                     11,340,000          11,870,825
   Series B, 6.75%, 5/01/14                                                   7,490,000           7,816,639
   Series B, Water Management, 6.50%, 5/01/05                                   465,000             480,285
   Series B, Water Management, 6.50%, 5/01/22                                 4,580,000           4,723,720
 Viera East Community Development District, Water and Sewer Revenue,
   7.875%, 5/01/03                                                            3,290,000          3,501,383
   6.75%, 5/01/09                                                             2,850,000          3,009,401
 Village Center Community Development District Recreational Revenue,
 Refunding, Series A, MBIA Insured, 5.00%, 11/01/21                           2,000,000          1,969,840
 Village Community Development, District No. 2, Special Assessment
 Revenue, MBIA Insured, 5.20%, 5/01/19                                        1,720,000          1,717,678
 Volusia County Educational Facility Authority Revenue, Embry-Riddle
 Aeronautical University, Connie Lee Insured, 6.625%, 10/15/22                  500,000            544,930
 Volusia County Health Facilities Authority Revenue, Hospital Facilities,
 Memorial Health Systems Project, AMBAC Insured,
 5.50%, 11/15/26                                                              9,770,000         10,047,859
 West Lake Community Development District, Special Assessment,
 MBIA Insured, 5.75%, 5/01/17                                                 1,970,000           2,105,161
 West Palm Beach Utilities System Revenue, MBIA Insured, 5.75%, 10/01/27      3,000,000           3,140,280
 Westgate/Belvedere Homes Community RDA Revenue, Series 1992,
   6.50%, 11/01/09                                                              410,000             433,972
   6.60%, 11/01/17                                                            1,410,000           1,486,140
                                                                                                  ---------
 TOTAL BONDS (COST $1,493,239,773)                                                             1,604,773,383
                                                                                               -------------
 ZERO COUPON BONDS  3.5%
 Broward County Water and Sewer Utility Revenue, Refunding,
 Series A, AMBAC Insured, 10/01/08                                            3,670,000            2,266,444
 Dade County Guaranteed Entitlement Revenue, Capital Appreciation,
 AMBAC Insured, Pre-Refunded, 8/01/18                                        17,020,000            4,879,122
 Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
   10/01/25                                                                   5,000,000            1,158,200
   10/01/26                                                                   2,500,000              548,524
 Hillsborough County Utilities Revenue, Refunding, Series A, 8/01/98        $ 1,625,000$           1,596,886
 Lakeland Electric and Water Revenue, Capital Appreciation, 10/01/14          5,770,000            2,553,166
 Miami-Dade County, Special Obligation, MBIA Insured,
   Sub-Series B, 10/01/36                                                     5,635,000              686,173
   Sub-Series C, 10/01/28                                                     8,305,000            1,592,234
 Port Everglades Authority, Port Improvement Revenue, Refunding, Series A,
   9/01/02                                                                   10,575,000            8,587,111
   9/01/03                                                                    9,075,000            6,978,856
   9/01/04                                                                    3,550,000            2,586,103
   9/01/10                                                                   50,000,000           25,080,500
 Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
   11/01/09                                                                   1,365,000             793,270
   11/01/12                                                                   1,780,000             869,226
   11/01/15                                                                   2,180,000             903,610
                                                                                                    -------
 TOTAL ZERO COUPON BONDS (COST $52,127,990)                                                      61,079,425
                                                                                                 ----------
 TOTAL LONG TERM INVESTMENTS (COST $1,545,367,763)                                            1,665,852,808
                                                                                              -------------
ASHORT TERM INVESTMENTS 1.1%
 Dade County IDA, PCR, Refunding, Florida Power and Light Co.
 Project, Daily VRDN and Put, 3.55%, 4/01/20                                  1,200,000       1,200,000
 Dade County IDA, Dolphin Stadium Project, Series A, Weekly VRDN and
 Put, 3.40%, 1/01/16                                                          1,000,000       1,000,000
 Hillsborough County IDA, PCR, Refunding, Tampa Electric Co. Project,
 Daily VRDN and Put, 3.55%, 5/15/18                                           2,750,000       2,750,000
 Manatee County PCR, Refunding, Florida Power and Light Co.
 Project, Daily VRDN and Put, 3.60%, 9/01/24                                    400,000         400,000
 Martin County, PCR, Refunding, Florida Power and Light Co. Project,
 Daily VRDN and Put, 3.60%, 9/01/24                                           4,500,000       4,500,000
 Pinellas County Health Facilities Authority Revenue, DATES, Refunding,
 Pooled Hospital Loan Program, Daily VRDN and Put,
 3.70%, 12/01/15                                                              1,900,000       1,900,000
 Putnam County Development Authority, PCT, Refunding, Florida Power
 and Light Co. Project, Daily VRDN and Put, 3.60%, 9/01/24                      700,000         700,000
 Saint Lucie County PCR, Refunding, Florida Power and Light Co.
 Project, Daily VRDN and Put,
   3.60%, 1/01/26                                                             3,300,000       3,300,000
   3.55%, 3/01/27                                                             2,500,000       2,500,000
                                                                                              ---------
 TOTAL SHORT TERM INVESTMENTS (COST $18,250,000)                                             18,250,000
                                                                                             ----------
 TOTAL INVESTMENTS (COST $1,563,617,763) 98.7%                                            1,684,102,808
 OTHER ASSETS, LESS LIABILITIES 1.3%                                                         21,992,670
                                                                                           ------------
 NET ASSETS 100.0%                                                                       $1,706,095,478
                                                                                         ==============

See glossary of terms on page 120

aVariable rate demante notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
cSee Note 6 regarding defaulted securities.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN GEORGIA TAX-FREE INCOME FUND
                                                                     YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------------------------------------
CLASS I                                                      1998    1997    1996*** 1995   1994
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.86  $11.88  $11.54  $12.00 $11.85
                                                              -------------------------------------
Income from investment operations:
 Net investment income                                           .63     .65     .66     .66    .66
 Net realized and unrealized gains (losses)                      .27    (.02)    .34    (.46)   .15
                                                                 ----------------------------------
Total from investment operations                                 .90     .63    1.00     .20    .81
                                                                 ----------------------------------
Less distributions from net investment income                   (.64)1  (.65)   (.66)   (.66)  (.66)
                                                                ------------------------------------
Net asset value, end of year                                  $12.12  $11.86  $11.88  $11.54 $12.00
                                                              =====================================

Total return*                                                   7.75%   5.47%   8.90%   1.87%  6.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                             $149,642 $139,903 $130,380 $116,771 $120,882
Ratios to average net assets:
 Expenses                                                        .76%    .75%    .77%    .76%   .69%
 Net investment income                                          5.28%   5.49%   5.58%   5.76%  5.48%
Portfolio turnover rate                                        14.77%  17.47%  10.98%  36.17% 16.75%

CLASS II
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.92  $11.92  $11.57
                                                              ----------------------
Income from investment operations:
 Net investment income                                           .57     .58     .50
 Net realized and unrealized gains (losses)                      .27    (.01)    .34
                                                                 -------------------
Total from investment operations                                 .84     .57     .84
                                                                 -------------------
Less distributions from net investment income                   (.57)   (.57)   (.49)
                                                                ---------------------
 Net asset value, end of year                                 $12.19  $11.92  $11.92
                                                              ----------------------

Total return*                                                   7.19%   4.97%   7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $9,107  $4,484  $1,335
Ratios to average net assets:
 Expenses                                                       1.32%   1.32%   1.34%**
 Net investment income                                          4.72%   4.87%   5.04%**
Portfolio turnover rate                                        14.77%  17.47%  10.98%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995 (effective date) to February 29, 1996 for
Class II.
1Includes distributions in excess of net investment income in the amount of $.001.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998

                                                                                PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                           AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.1%

 Albany-Dougherty County Hospital Authority Revenue, Anticipation
  Certificates, Series B, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/10         $ 500,000  $ 551,675
 Atlanta Airport Facilites Revenue, Series B, AMBAC Insured, 6.00%, 1/01/21   1,100,000  1,161,666
 Atlanta and Fulton Counties Recreation Authority Revenue, Refunding,
 Downtown Arena Public Improvement Project, Series A,
 MBIA Insured, 5.375%,
   12/01/21                                                                   3,000,000  3,056,790
   12/01/26                                                                    1,500,000 1,523,280
 Atlanta COP, Pretrial Detention Center, MBIA Insured, 6.25%,
   12/01/11                                                                   1,000,000  1,095,490
   12/01/17                                                                   3,800,000  4,115,134
 Atlanta Downtown Development Authority Revenue, Refunding, Underground
 Atlanta Project, 6.25%, 10/01/16                                             2,000,000  2,143,980
 Atlanta GO, Series A, 6.125%, 12/01/23                                       6,000,000  6,587,280
 Atlanta HDC, Mortgage Revenue, Refunding, Oakland City/West, Series A,
 FHA Insured, 6.375%, 3/01/23                                                 1,480,000  1,561,326
 Atlanta Special Purpose Facilities Revenue, Delta Air Lines, Inc. Project,
 Series B, 7.90%, 12/01/18                                                    3,500,000  3,749,970
 Atlanta Urban Residential Finance Authority, MFHR,
   Defoors Ferry Manor Project, 5.90%, 10/01/18                               1,700,000  1,791,528
   Fulton Cotton Mill, 6.00%, 5/20/17                                         1,045,000  1,103,416
   Fulton Cotton Mill, 6.125%, 5/20/27                                        1,575,000  1,661,798
 Atlanta Urban Residential Finance Authority, SFMR,
  GNMA Secured, 8.25%, 10/01/21                                                  65,000     66,824
 Atlanta Water and Sewer Revenue, FGIC Insured,
   5.25%, 1/01/27                                                               400,000    400,296
   Second Subordinated Lien, 5.375%, 1/01/20                                  1,000,000  1,020,080
 Barnesville Water and Sewer Revenue, Refunding, 6.85%, 9/01/17               1,000,000  1,087,930
 Bartow County Water and Sewage Revenue, Refunding, AMBAC Insured,
 Pre-Refunded, 8.00%, 9/01/15                                                   100,000    104,099
 Burke County Development Authority, PCR, Georgia Power Co., Refunding,
 Plant Vogtle, First Series,
   6.10%, 4/01/25                                                             1,000,000  1,039,230
   MBIA Insured, 6.60%, 7/01/24                                              10,000,000 10,481,400
 Chatham County Hospital Authority Revenue, Memorial
  Medical Center, Series A,
   MBIA Insured, Pre-Refunded, 7.00%, 1/01/21                                 1,700,000  1,866,175
   Refunding & Improvement, AMBAC Insured, 5.70%, 1/01/19                     1,000,000  1,047,660
 Cherokee County Hospital Authority Revenue, Certificates,
  MBIA Insured, 8.00%, 12/01/13                                                  90,000     92,640
 Cherokee County Water and Sewage Authority Revenue,
   FGIC Insured, 5.00%, 8/01/27                                               2,000,000  1,937,040
   Refunding, MBIA Insured, 6.90%, 8/01/18                                    1,595,000  1,745,743
 Clayton County Development Authority, Special Facility Revenue, Refunding,
  Delta Air Lines, Inc. Project, 7.625%, 1/01/20                              1,400,000  1,495,886
 Clayton County Hospital Authority Revenue, Anticipation
  Certificates, Southern
  Regional Medical Center, MBIA Insured, 7.00%, 8/01/13                       2,400,000  2,655,288
 Clayton County MFHR, Pointe Clear Apartments
  Project, FSA Insured, 5.70%, 7/01/23                                        1,000,000  1,031,930
 Cobb County, Kennestone Hospital Authority Revenue, Series A, MBIA
  Insured, ETM, 7.75%, 2/01/07                                                  100,000    115,367
 Cobb County Residential Care Facilities Authority Revenue,
  Refunding, 7.50%, 8/01/15                                                   1,000,000  1,031,250
 Columbia County Water and Sewer Revenue, Series A, AMBAC Insured,
  Pre-Refunded, 6.90%, 6/01/11                                                  100,000    110,550
 Commerce, City of, Combined Public Utility Revenue,
  Refunding & Improvement,
  AMBAC Insured, Pre-Refunded, 7.50%, 12/01/20                                  100,000    108,167
 Conyers Water and Sewer Revenue, Series A, AMBAC Insured, 6.60%, 7/01/15     1,000,000  1,104,980
 Coweta County Association, County Commissioners of Georgia Leasing
  Program, MBIA Insured, Pre-Refunded, 7.00%, 12/01/10                          750,000    799,710
 Dade County Water and Sewer Authority Revenue, Refunding, FGIC Insured,
  Pre-Refunded, 7.60%, 7/01/15                                                  300,000    320,766
 Dekalb County Housing Authority, SFMR, GNMA Secured, 7.70%, 2/01/24            405,000    433,188
 Dekalb County Water and Sewer Revenue, Series 1990,
  Pre-Refunded, 7.00%, 10/01/10                                                 600,000    656,298
 Dekalb Private Hospital Authority Revenue, Anticipation Certificates,
  Emory University Project, Pre-Refunded, 7.00%, 4/01/21                      1,315,000  1,450,090
 Downtown Smyrna Development Authority Revenue, Refunding &
  Improvement, 5.15%, 2/01/16                                                   550,000    562,936
 Fitzgerald Housing Authority Mortgage Revenue, Refunding, Bridge Creek,
  Series A, MBIA Insured, 6.50%, 7/01/24                                        935,000    982,835
 Fulco Hospital Authority Revenue, Anticipation Certificates, Health System,
 Catholic Health East, Series A, MBIA Insured,
   4.875%, 11/15/18                                                           1,000,000    961,470
   5.00%, 11/15/28                                                            4,000,000  3,859,840
 Fulton County Building Authority Revenue,
   Human Resources and Government Facilities Program, 7.10%, 1/01/15            750,000    813,930
   Refunding, Judicial Center Facilities Project, 6.50%, 1/01/15              1,000,000  1,060,450
 Fulton Dekalb Hospital Authority Revenue, Grady Memorial Hospital
 Project, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 1/01/20               1,480,000  1,595,899
 Gainesville and Hall County Hospital Authority Revenue,
  Anticipation Certificates,
  Refunding, Northeast Georgia Health Care Project,
  MBIA Insured,
   5.75%, 10/01/17                                                            $ 210,000  $ 221,859
   6.00%, 10/01/25                                                              750,000    805,298
   Series B, 7.20%, 10/01/20                                                    455,000    472,094
 Georgia Municipal Electric Authority, Refunding, Project One,
  Sub-Series A,
  MBIA Insured, 5.375%, 1/01/19                                               4,820,000  4,880,780
 Georgia Municipal Electric Power Authority Revenue,
   Refunding, Series R, Pre-Refunded, 7.40%, 1/01/25                            800,000    839,768
   Series A, Pre-Refunded, 7.40%, 1/01/25                                       400,000    419,884
   Series S, Pre-Refunded, 7.25%, 1/01/09                                       100,000    104,850
   Series W, 6.60%, 1/01/18                                                   1,000,000  1,191,240
 Georgia State HFA,
   Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17              2,895,000  3,111,228
   Homeownership Opportunity Program, Series C, 6.60%, 12/01/23               1,995,000  2,134,550
   MFMR, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25   1,000,000  1,199,240
   MFR, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27  1,000,000  1,053,770
   Refunding, SFMR, Series A, 6.60%, 12/01/23                                   615,000    659,544
   SFMR, Series B, Sub-Series B-2, 6.15%, 12/01/28                            1,000,000  1,061,540
   SFMR, Sub-Series B-2, 5.85%, 12/01/28                                      3,000,000  3,107,220
 Georgia State Residential Finance Authority, Homeownership Mortgage,
   Series B, FHA/VA, 7.00%, 12/01/12                                          1,065,000  1,145,439
   Series B, Sub-Series B-1, Convertible Loans, 7.50%, 6/01/17                  230,000    246,072
   Series E, Sub-Series E-1, FHA Insured, 7.50%, 6/01/17                        375,000    400,414
 Georgia State Tollway Authority Revenue, Guaranteed, Georgia 400 Project,
 Pre-Refunded, 6.8%, 7/01/10                                                  1,000,000  1,104,480
 Gwinnett County Hospital Authority Revenue, Anticipation
  Certificates, Gwinnett
 Hospital System Inc. Project, Series A, MBIA Insured,
 5.25%, 9/01/27                                                                 700,000    700,588
 Henry County Water & Sewer Authority Revenue, AMBAC Insured, 5.00%, 2/01/26    500,000    486,050
 Hogansville Combined Public Utility System Revenue, Refunding, FSA
 Insured, 6.00%, 10/01/23                                                     3,300,000  3,660,921
 Houston County School District, Intergovernmental Contract Trust, MBIA
 Insured, 6.00%, 3/01/14                                                      2,000,000  2,149,440
 La Grange Water and Sewerage Revenue, Pre-Refunded, 7.375%, 1/01/12          1,000,000  1,079,570
 Liberty County IDR, Refunding, Leconte Property, Inc. Project,
  7.875%, 12/01/14                                                              850,000    933,105
 Marietta Development Authority Revenue, Life College, Refunding,
 First Mortgage, Series A, FSA Insured,
   5.75%, 9/01/14                                                             2,600,000  2,760,030
   5.80%, 9/01/19                                                             1,100,000  1,160,742
   5.95%, 9/01/19                                                             1,000,000  1,066,420
 Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue,
   Refunding, Second Indenture, Series A, MBIA Insured, 5.625%, 7/01/20       2,670,000  2,796,505
   Series A, MBIA Insured, Pre-Refunded, 6.90%, 7/01/20                       5,930,000  6,920,014
   Series K, 7.25%, 7/01/10                                                     630,000    649,347
   Series L, Pre-Refunded, 7.20%, 7/01/10                                       250,000    265,855
 Monroe County Development Authority, PCR,
  Georgia Power Co., Scherer Project, First Series, Senior Lien,
  5.75%, 9/01/23                                                              1,000,000  1,024,410
   Refunding, Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19                1,000,000  1,044,060
   Refunding, Oglethorpe Power Co., Scherer Project,
   Series A, 6.80%, 1/01/12                                                   1,500,000  1,797,075
 Paulding County Water and Sewer Revenue, AMBAC Insured, 5.80%, 12/01/16        500,000    530,505
 Peachtree City Water and Sewer Authority, Sewer Systems Revenue,
  Series A, 5.60%, 3/01/27                                                    3,000,000  3,143,010
 Pike County School District, Refunding, AMBAC Insured, 5.70%, 2/01/16        1,000,000  1,102,170
 Polk County Water Authority, Water and Sewerage Revenue, Refunding,
  MBIA Insured, 7.00%, 12/01/15                                                 100,000    106,088
 Private Colleges and Universities Authority Revenue, Refunding, Emory
  University Project, Series A, 5.125%, 11/01/27                                750,000    747,105
 Private Colleges and Universities, Facilities Authority Revenue, Spellman
  College Project, Pre-Refunded, 7.75%, 6/01/13                                  50,000     51,489
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
  Series A, Pre-Refunded, 7.875%, 7/01/17                                       250,000    258,435
 Puerto Rico Commonwealth Highway Authority Revenue,
   Refunding, Series R, 7.15%, 7/01/00                                          230,000    246,390
   Series P, Pre-Refunded, 8.125%, 7/01/13                                      100,000    103,454
 Puerto Rico Commonwealth Infrastructure Financing Authority,
  Special Tax Revenue, Series A,
   7.90%, 7/01/07                                                               175,000    180,831
   7.50%, 7/01/09                                                                50,000     51,550
 Puerto Rico Commonwealth Public Improvement GO, Series A,
 Pre-Refunded, 7.75%, 7/01/13                                                  $ 80,000   $ 82,681
 Puerto Rico Electric Power Authority Revenue,
   Refunding, Series M, Pre-Refunded, 8.00%, 7/01/08                            150,000    155,147
   Refunding, Series N, 7.125%, 7/01/14                                          50,000     52,725
   Refunding, Series N, Pre-Refunded, 7.125%, 7/01/14                           130,000    137,762
   Refunding, Series U, 6.00%, 7/01/14                                        1,000,000  1,088,120
   Series O, 7.125%, 7/01/14                                                    165,000    173,991
   Series O, Pre-Refunded, 7.125%, 7/01/14                                      235,000    249,032
   Series T, 6.00%, 7/01/16                                                   1,000,000  1,080,670
 Puerto Rico Industrial, Medical and Environmental Facilities,
  PCFA Revenue,  Baxter Travenol Labs., Series A, 8.00%, 9/01/12                200,000    209,972
 Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded,
  8.25%, 7/01/08                                                                110,000    113,843
 Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
  Pre-Refunded, Series J, 7.00%, 7/01/19                                        100,000    102,617
 Richmond County Board of Education, MBIA Insured, 5.95%, 11/01/26            1,000,000  1,002,980
 Richmond County Development Authority, Solid Waste Disposal Revenue,
  International Paper Co. Project, 5.80%, 12/01/20                            1,500,000  1,584,960
 Savannah EDA, IDR, Refunding, Hershey Foods Corp. Project, 6.60%, 6/01/12    1,000,000  1,101,230
 Savannah Hospital Authority Revenue, Refunding, St. Joseph's Hospital
  roject, 6.20%, 7/01/23                                                      3,000,000  3,176,790
 Savannah Port Authority PCR, Refunding, Union Carbide
  Plastic Co., Inc., 7.55%, 8/01/04                                           4,600,000  4,627,600
 St. Mary's Housing Authority MFMR, FNMA Secured,
  Pine Apartments, Series C, 7.375%, 4/01/22                                    700,000    728,966
  Refunding, Cumberland Oaks Apartments, Series A, 7.375%, 9/01/22              500,000    533,305
 Tift County School District, MBIA Insured, 6.125%, 2/01/15                   2,330,000  2,435,501
 Walker, Dade and Catoosa County Hospital Authority Revenue, Anticipation
  Certificates, Series A, FGIC Insured, Pre-Refunded,
  7.00%, 10/01/10                                                             1,500,000  1,672,890
 Walton County Water and Sewer Authority Revenue, Refunding & Improvement,
  MBIA Insured, 6.00%, 2/01/21                                                2,000,000  2,167,220
 White County IDA Revenue, Refunding, Clark Schwebel
  Fiber Glass, 6.85%, 6/01/10                                                 1,780,000  1,928,166
                                                                                         ---------
 TOTAL LONG TERM INVESTMENTS (COST $145,839,668)                                       155,723,877
                                                                                       -----------
aSHORT TERM INVESTMENTS .8%
 Bartow County Development Authority, PCR, Georgia Power Co., Bowen,
 First Series, Daily VRDN and Put, 3.55%, 6/01/23                               500,000    500,000
 Burke County Development Authority, PCR, Refunding, Georgia Power Co.,
 Plant Vogtle Project, First Series, Daily VRDN and Put,
 3.55%, 4/01/32                                                                 300,000    300,000
 Putnam County Development Authority, PCR, Georgia Power Co.,
 Plant Branch, First Series, Daily VRDN and Put, 3.55%, 6/01/23                 400,000    400,000
                                                                                           -------
 TOTAL SHORT TERM INVESTMENTS (COST $1,200,000)                                          1,200,000
                                                                                         ---------
 TOTAL INVESTMENTS (COST $147,039,668) 98.9%                                           156,923,877
 OTHER ASSETS, LESS LIABILITIES 1.1%                                                     1,825,084
                                                                                         ---------
 NET ASSETS 100.0%                                                                     $158,748,961
                                                                                       ============

See glossary of terms on Page 120.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN KENTUCKY
TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------------------------------------
CLASS I                                                      1998    1997    1996    1995     1994
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.05  $11.04  $10.54  $11.18  $11.05
                                                              --------------------------------------
Income from investment operations:
 Net investment income                                           .61     .61     .62     .61     .63
 Net realized and unrealized gains (losses)                      .40     .01     .50    (.62)    .16
                                                                 -----------------------------------
Total from investment operations                                1.01     .62    1.12   (0.01)    .79
                                                                ------------------------------------
Less distributions from net investment income                   (.61)   (.61)   (.62)   (.63)   (.66)
                                                                -------------------------------------
Net asset value, end of year                                  $11.45  $11.05  $11.04  $10.54  $11.18
                                                              ======================================

Total return*                                                   9.38%   5.86%  10.73%    .11%   7.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $54,211 $44,289 $38,991 $32,831 $28,057
Ratios to average net assets:
 Expenses                                                        .35%    .34%    .33%    .29%    --
 Expenses excluding waiver and payments by affiliate             .81%    .81%    .82%    .80%    .71%
 Net investment income                                          5.40%   5.63%   5.65%   5.94%   5.73%
Portfolio turnover rate                                        26.61%  24.81%  31.89%  32.92%  13.22%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998
                                                                                PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                          AMOUNT     VALUE
 LONG TERM INVESTMENTS 93.4%
 Ashland PCR, Refunding, Ashland Oil, Inc. Project, 6.65%, 8/01/09             $ 700,000  $ 759,017
 Ashland Solid Waste Revenue, Ashland Oil, Inc. Project, 7.20%, 10/01/20       1,000,000  1,087,570
 Boone County PCR, Refunding, Collateralized, Series A, Dayton
 Power and Light Co., 6.50%, 11/15/22                                            710,000    778,125
 Campbell County Water Revenue, District No. 1, Pre-Refunded, 6.60%, 12/01/11    200,000    222,096
 Carroll County PCR, Collateralized, Kentucky Utilities Co.
  Project, Series B, 6.25%, 2/01/18                                              325,000    346,034
 Christian County Hospital Revenue, Jennie Stuart Medical
  Center, Series A, 6.00%, 7/01/17                                             1,000,000  1,056,650
 Danville Multi-City Lease Revenue,
   Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12                      1,500,000  1,647,855
   Housing Authority, Jefferson County, 6.50%, 2/01/12                           125,000    133,144
   Shelbyville, Series H, MBIA Insured, 6.70%, 7/01/11                           100,000    111,120
 Daviess County Hospital Revenue, Odch, Inc., Series A, MBIA Insured, 6.25%,
   8/01/12                                                                       100,000    107,689
   8/01/22                                                                       210,000    225,712
 Daviess County Public Improvement Corp. Revenue, Refunding, First Mortgage,
 Court Facilities Project, Series A, 5.70%, 10/01/14                             545,000    575,264
 Eastern University Revenues, Consolidated Educational Building, Series Q,
 AMBAC Insured, 6.40%, 5/01/08                                                   100,000    108,743
 Edgewood Public Properties Corp. Revenue, First Mortgage, Public Facilities
 Project, Pre-Refunded, 6.70%, 12/01/21                                          200,000    221,066
 Elizabethtown Public Properties Holding, Inc. Revenue, First Mortgage,
 Administrative Office of the Courts, Judicial Facilities Project,
 MBIA Insured, 5.20%, 4/01/22                                                  2,000,000  1,997,180
 Fulton County Industrial Building Revenue, H.I.S., Inc.
  Project, 7.50%, 2/01/10                                                        500,000    523,265
 Greater Kentucky Housing Assistance Corp. Projects, Mortgage Revenue,
  Refunding,  Series A, MBIA Insured,  6.10%,  1/01/24                         2,000,000   2,069,720
Guam Airport Authority Revenue, Refunding, Series A,
  6.50%, 10/01/23                                                                400,000     440,692
 Guam Power Authority Revenue, Series A, 6.30%, 10/01/22                         225,000     238,698
Hancock County Solid Waste  Disposal  Revenue,  Willamette  Industries,
  Inc.  Project, 6.60%,  5/01/26                                               1,000,000   1,100,960
Hopkins County Hospital  Revenue,  Trover
 Clinic  Foundation,  Inc.,  MBIA  Insured,  6.625%,  11/15/11                  125,000      137,053
Jefferson County Capital Projects Corp., Lease Revenue,
MBIA Insured,  5.375%, 6/01/22                                                 2,000,000   2,039,580
Jefferson County Health Facilities Revenue,
 Jewish Hospital Health Care Services,  Inc.,  AMBAC Insured,
 6.50%,  5/01/15                                                                 750,000     815,730
 Jewish Hospital  Health Care Services,  Inc.,  AMBAC Insured,
 6.55%, 5/01/22                                                                  720,000     783,022
 Refunding,  Alliant Health Systems, Inc., MBIA
 Insured,  5.125%,  10/01/17                                                   1,500,000   1,488,030
 Refunding,  Jewish Hospital Health Care Services, Inc.,
 AMBAC Insured, 5.75%, 1/01/26                                                 2,000,000   2,105,240
 University Medical Center, Inc. Project, MBIA Insured, 5.50%, 7/01/17         1,500,000   1,562,820
 Jefferson County MFHR, Watterson Park Apartments Project,
 Series A, 6.35%, 11/15/11                                                    1,945,000    2,059,911
 Jefferson County PCR, Series A,
  DuPont, 6.30%, 7/01/12                                                        450,000      497,003
  Refunding, Louisville Gas and Electric Co. Project, 7.45%, 6/15/15            100,000      108,556
 Kenton County Airport Board Revenue,
  Cincinnati/Northern Kentucky International Airport,
  Series B, MBIA Insured, 5.75%, 3/01/13                                       1,230,000   1,317,834
   Delta Airlines Project, Special Facilities, Series A, 7.50%, 2/01/20          445,000     496,411
   Delta Airlines Project, Special Facilities, Series A, 7.125%, 2/01/21         325,000     355,797
   Delta Airlines Project, Special Facilities, Series B, 7.25%, 2/01/22          445,000     490,799
 Kenton County Water District No. 001, Waterworks Revenue,
   Refunding, FGIC Insured, 6.375%, 2/01/17                                      155,000     169,091
   Series A, MBIA Insured, 5.80%, 2/01/15                                        500,000     532,380
   Series B, FGIC Insured, 5.70%, 2/01/20                                        500,000     526,125
 Kentucky Development Finance Authority, Hospital Revenue,
 Refunding & Improvement, St. Elizabeth Medical Center, Series A,
 FGIC Insured, 6.00%, 11/01/10                                                   750,000     788,535
 Kentucky Economic Development Financing Authority,
  Hospital Facilities Revenue, St. Elizabeth Medical Center Project,
  Series A, FGIC Insured, 6.00%, 12/21/22                                        625,000     666,188
  Hospital Systems Revenue, Refunding & Improvement, Appalachian
  Regional, 5.875%, 10/01/22                                                   2,000,000   2,056,540
  Medical Center Revenue, Refunding & Improvement, Ashland
  Hospital Corp., Series A, FSA Insured, 6.125%, 2/01/12                         500,000     539,070
 Kentucky HFC Revenue,
   Refunding, Series A, 6.375%, 7/01/28                                        1,500,000   1,592,475
   Series B, 6.25%, 7/01/28                                                    1,280,000   1,362,880
   Series C, FHA Insured, 6.40%, 1/01/17                                       1,420,000   1,531,243
   SFMR, Series A, 6.60%, 7/01/11                                                 40,000      42,684
   SFMR, Series B, 6.60%, 7/01/11                                                150,000     160,067
   SFMR, Series D, FHA/VA, 7.45%, 1/01/23                                        110,000     116,852
 Kentucky Infrastructure Authority Revenue, Revolving Fund Program,
   Series G, 6.30%, Pre-Refunded, 6/01/12                                      $ 100,000 $   109,955
   Series J, 6.375%, 6/01/14                                                     500,000     556,365
   Wastewater Revolving Fund Program, Series D, 5.75%, 6/01/15                   300,000     315,327
 Kentucky State Development Finance Authority Revenue, Refunding,
  Sisters of Charity of Nazareth Health Corp., 6.75%, 11/01/12                   100,000     108,848
 Kentucky State Property and Buildings Commission Revenue
  Project No. 56, 6.00%, 9/01/14                                                 700,000     751,380
 Lexington-Fayette Urban County Government Revenue, University of
 Kentucky Library Project, MBIA Insured,
   6.625%, 11/01/13                                                              500,000     557,210
   6.75%, 11/01/24                                                               750,000     839,730
 Louisville and Jefferson County  Metropolitan  Sewer District,  Sewer and Drain
   System  Revenue,  Refunding,  Series A, AMBAC Insured,  Pre-Refunded,  6.75%,
   5/15/25 500,000 581,290  Refunding,  Series B, MBIA Insured,  5.30%,  5/15/18
   1,000,000 1,019,140 Series A, MBIA Insured, 5.50%, 5/15/21 500,000 515,565
 Madison County Utility District Revenue, Refunding, FSA Insured,
 5.20%, 2/01/22                                                                1,000,000     998,590
 McCracken County Hospital Revenue, Refunding, Mercy Health System,
 Series A, MBIA Insured, 6.40%, 11/01/07                                         500,000     565,865
 Pendleton Multi-County Association Trust, Lease Revenue,
 Series A, 6.50%, 3/01/19                                                      1,050,000   1,152,333
 Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17                       430,000     492,049
 Puerto Rico Industrial, Medical and Environmental Facilities, PCFA,
 Special Facilities, American Airlines, Series A, 6.45%, 12/01/25              1,480,000   1,618,823
 Russell Health Systems Revenue, 7/01/15, 8.10%                                  205,000     247,720
   Pre-Refunded, 8.10%                                                           145,000     184,650
   Refunding, Our Lady of Bellefonte, 5.50%                                    1,800,000   1,810,727
 Somerset Water Project Revenue, MBIA Insured, 6.40%, 12/01/06                   100,000     102,635
                                                                                           ---------
 TOTAL LONG TERM INVESTMENTS (COST $47,245,406)                                           50,620,718
                                                                                          ----------
aSHORT TERM INVESTMENTS 4.6%
 Ashland PCR, Ashland Oil Inc. Project, Weekly VRDN and Put, 3.25%, 4/01/09      700,000     700,000
 Kentucky Development Financing Authority Revenue, Pooled Loan Program,
 Series A, FGIC Insured, Weekly VRDN and Put, 3.40%, 12/01/15                  1,800,000   1,800,000
                                                                                           ---------
 TOTAL SHORT TERM INVESTMENTS (COST $2,500,000)                                            2,500,000
                                                                                           ---------
 TOTAL INVESTMENTS (COST $49,745,406) 98.0%                                               53,120,718
 OTHER ASSETS, LESS LIABILITIES 2.0%                                                       1,090,012
                                                                                           ---------
 NET ASSETS 100.0%                                                                       $54,210,730
                                                                                         ===========

See glossary of terms on page 120.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. FRANKLIN TAX-FREE TRUST Financial Highlights

FRANKLIN LOUISIANA TAX-FREE INCOME FUND
                                                                     YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------------------------------------
CLASS I                                                      1998    1997    1996*** 1995   1994
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.32  $11.32  $11.03  $11.56 $11.57
                                                              -------------------------------------
Income from investment operations:
 Net investment income                                           .63     .65     .66     .66    .67
 Net realized and unrealized gains (losses)                      .30   --        .28    (.55)  (.01)
                                                                 -----------------------------------
Total from investment operations                                 .93     .65     .94     .11    .66
                                                                 ----------------------------------
Less distributions from net investment income                   (.64)   (.65)   (.65)   (.64)  (.67)
                                                                ------------------------------------
Net asset value, end of year                                  $11.61  $11.32  $11.32  $11.03 $11.56
                                                              =====================================

Total return*                                                   8.46%   5.94%   8.75%   1.14%  5.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                            $134,922 $112,981 $107,461 $104,980 $115,971
Ratios to average net assets:
 Expenses                                                        .76%    .76%    .78%    .75%   .68%
 Net investment income                                          5.50%   5.76%   5.89%   5.98%  5.70%
Portfolio turnover rate                                        15.26%  13.68%   5.23%  32.28% 17.63%

Class II
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.37  $11.37  $11.01
                                                              ----------------------
Income from investment operations:
 Net investment income                                           .57     .58     .49
 Net realized and unrealized gains                               .32   --        .35
                                                                 -------------------
Total from investment operations                                 .89     .58     .84
                                                                 -------------------
Less distributions from net investment income                   (.58)   (.58)   (.48)
                                                                ---------------------
Net asset value, end of year                                  $11.68  $11.37  $11.37
                                                              ======================

Total return*                                                   8.02%   5.27%   7.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $4,469   $3,004  $1,438
Ratios to average net assets:
 Expenses                                                       1.32%   1.33%   1.35%**
 Net investment income                                          4.95%   5.29%   5.27%**
Portfolio turnover rate                                        15.26%  13.68%   5.23%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995(effective date)to February 29, 1996 for Class II.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998

                                                                              PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                        AMOUNT      VALUE
-------------------------------------------------------------------------------------------------
 INVESTMENTS 97.6%
 BONDS 96.0%
 Ascension Parish Sales and Use Tax, Gravity Drainage District
  No. 1, Pre-Refunded, 7.25%,
   12/01/06                                                                   $ 300,000  $   321,051
   12/01/07                                                                     300,000      321,051
   12/01/08                                                                     200,000      214,034
 Bastrop, Inc., IDB, PCR, Refunding, International Paper Co.
  Project, 6.90%, 3/01/07                                                       500,000      547,340
 Baton Rouge Public Improvement, Sales and Use Tax Revenue,
 AMBAC Insured, 7.00%, 8/01/08                                                  150,000      159,146
 Calcasieu Parish Memorial Hospital Service District Revenue,
 Lake Charles Memorial Hospital Project,
   Series A, 7.75%, 6/01/12                                                     870,000      932,196
   Series B, 6.875%, 11/01/12                                                   875,000      940,170
 Calcasieu Parish Public Trust Authority, SFMR, Series A, 6.40%, 4/01/32      2,000,000    2,128,900
 Denham Spring Livingston Housing and Mortgage Finance Authority, SFHR,
 Series A, 7.20%, 8/01/10                                                     1,380,000    1,641,137
 DeSoto Parish Environmental Improvement Revenue, International
  Paper Co. Project, Series A,
   7.70%, 11/01/18                                                            1,500,000    1,769,970
   5.65%, 12/01/21                                                            1,000,000    1,024,060
 DeSoto Parish GO, 8.00%,
   School District No. 1, Pre-Refunded, 1/01/09                                 150,000      155,081
   School District No. 2, 8/01/06                                                50,000       52,250
 East Baton Rouge Mortgage Finance Authority,
   MBS, Series A, 7.875%, 8/01/23                                               835,000      882,111
   SF Purchase, Series F, GNMA Secured, 7.875%, 12/01/21                      1,090,000    1,165,744
   SFM, Refunding, Series A, 6.10%, 10/01/29                                    990,000    1,053,439
 East Baton Rouge Parish Public Improvement, Sales and Use Tax,
  MBIA Insured, Pre-Refunded, 7.25%, 02/01/13                                   425,000      444,576
 East Baton Rouge Parish Sales and Use Tax, FGIC Insured, 5.90%, 2/01/18        750,000      796,523
bErnest N Morial, New Orleans Exhibit Hall Authority,
 Special Tax, Insured MBIA, 5.00%, 7/15/27                                    4,500,000    4,319,190
 Iberville Parish Consolidated School District No. 005, Pre-Refunded,
   8.125%, 10/01/08                                                             125,000      130,575
   GO, Unlimited Tax, 8.00%, 10/01/04                                           245,000      255,753
 Jefferson Parish Home Mortgage Authority, SFMR, GNMA Secured,
  Series A, 8.30%, 4/01/20                                                      100,000      103,939
 Jefferson Parish School Board, Sales and Use Tax Revenue,
  Series A, ETM, 7.35%, 2/01/03                                                 500,000      512,175
 Lafayette Parish Consolidated School District No. 1,
  FGIC Insured, Pre-Refunded, 7.70%, 3/01/07                                    400,000      418,972
 Lafayette Public Trust Financing Authority, SFMR, Series A,
   ETM, 7.20%, 4/01/11                                                           30,000       35,829
   Refunding, 8.50%, 11/15/12                                                   301,890      318,078
 Lafourche Parish Home Mortgage Authority, SFMR, ETM, 7.40%, 7/01/10             95,000      112,117
 Lake Charles Harbor and Terminal District, Port Facilities Revenue,
 Refunding, Occidental Petroleum Corp., 7.20%, 12/01/20                       3,000,000    3,345,630
 Lake Charles Nonprofit HDC, Section 8, Assisted Mortgage Revenue,
 Refunding, Chateau Project, Series A, FSA Insured, 7.875%, 2/15/25             750,000      795,675
 Leesville IDBR, Refunding, Wal-Mart Stores, Inc. Project, 7.10%, 3/01/11     1,750,000    1,861,913
 Louisiana Mortgage, HFA Revenue,
   MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22                       2,795,000    2,869,682
   MF, Westview Project, FHA Insured, 7.80%, 4/01/30                            750,000      789,788
   SF, GNMA Secured, 8.30%, 11/01/20                                            565,000      581,611
 Louisiana Office Capital Facility Corp., Non-Profit Corp., 7.75%, 12/01/10   1,600,000    1,778,272
 Louisiana Public Facilities Authority, Hospital Revenue, Refunding,
   Touro Infirmary Project, Series A, BIG Insured,
   Pre-Refunded, 8.00%, 6/01/09                                                  75,000      77,268
   Womens Hospital Foundation Project, FGIC Insured,
   Pre-Refunded, 8.125%, 10/01/14                                                65,000       67,899
   Womens Hospital Foundation Project, FSA Insured, 5.60%, 10/01/19           1,500,000   1,540,875
 Louisiana Public Facilities Authority, Lease Revenue, Orleans Parish
  School Board Project, FSA Insured, 5.65%, 6/15/11                           1,230,000    1,283,554
 Louisiana Public Facilities Authority Revenue,
   Alton Ochsner Medical Foundation Project, Series C,
   MBIA Insured, 6.50%, 5/15/22                                                 930,000    1,007,199
   Centenary  College  Project,   5.90%,   2/01/17                            1,000,000    1,032,340
   MFHR, Pontchartrain  Apartments,  Series A, GNMA Secured,
   8.375%,  7/20/23                                                              61,842       65,211
   Mortgage Purchase,  HFA, 6.05%, 1/01/26                                    1,200,000    1,256,544
   Refunding, Dillard University Project, AMBAC Insured,
   5.00%, 2/01/18                                                             2,000,000    1,960,380
   Refunding,  Jefferson Parish Eastbank Office,
   FGIC Insured,  7.70%,  8/01/10                                               200,000      212,236
   Refunding,  Loyola University Project, MBIA Insured,  5.625%,
   10/01/16 1,000,000 1,052,580 Refunding,  MF Housing,
   Series A, One Lakeshore, GNMA Secured, 6.40%, 7/20/20                      1,900,000    2,010,789
   Refunding, Tulane, University of Lousiana,
   Series A-1, MBIA Insured, 5.10%, 11/15/21                                  1,000,000      995,830
 Louisiana Public Facilities Authority Revenue, (cont.)
   cRefunding, Xavier, University of Louisiana Project,
   MBIA Insured, 5.25%, 9/01/17                                             $ 1,000,000   $1,011,180
   cRefunding, Xavier, University of Louisiana Project,
   MBIA Insured, 5.25%, 9/01/27                                               6,015,000    6,014,940
   SFM Purchase, Series C, 8.45%, 12/01/12                                    1,513,242    1,628,915
   Student Loan, Series A, Sub-Series 3, 7.00%, 9/01/06                         955,000    1,021,955
   Tulane University, AMBAC Insured, 6.05%, 10/01/25                          5,500,000    6,018,980
 Louisiana Stadium and Exposition District, Hotel Occupancy Tax
 and Stadium Revenue, FGIC Insured, Series A, 6.00%, 7/01/16                  5,000,000    5,347,200
 Louisiana State Gas and Fuels Tax Revenue, Series A, 7.25%, 11/15/04           500,000      535,370
 Louisiana State Offshore Terminal Authority, Deepwater Port Revenue,
   Refunding, Series B, Loop Inc., First Stage, 7.20%, 9/01/98                1,000,000    1,105,510
   Series E, 7.60%, 9/01/10                                                     480,000      526,277
   Series E, Pre-Refunded 7.60%, 9/01/10                                        520,000      573,004
 Louisiana State University, Agricultural and Mechanical College,
 University Revenues, Auxiliary, MBIA Insured,
   5.00%, 7/01/17                                                               500,000      492,355
   5.50%, 7/01/26                                                             1,500,000    1,533,075
 Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12                  1,050,000    1,158,728
 Natchitoches Parish GO, Consolidated School District No. 7, Pre-Refunded,
   8.30%, 3/01/10                                                               125,000      131,651
   Series B, 7.50%, 3/01/09                                                     230,000      245,353
   Series B, 7.50%, 3/01/10                                                     235,000      250,686
 New Orleans Aviation Board Revenue, Series B-1, AMBAC Insured,
  5.45% 10/01/27                                                              1,200,000    1,209,168
 New Orleans GO,
   Public Improvement, FGIC Insured, 5.90%, 11/01/25                          1,000,000    1,053,350
   Public Improvement, Series A, AMBAC Insured, 5.125%,12/01/27               1,000,000      978,250
   Public Improvement, Series A, FGIC Insured, 5.50%,12/01/21                 1,290,000    1,321,347
   Refunding, AMBAC Insured, 6.00%, 9/01/21                                   2,000,000    2,079,560
 New Roads Electric System Revenue, 7.00%, 07/01/17                           1,000,000    1,074,750
 Orleans Levee District, GO, Levee Improvement, FSA Insured,
 5.95%, 11/01/14                                                                940,000    1,024,045
 Orleans Parish, Parishwide School District, AMBAC Insured, 5.375%, 9/01/21   2,000,000    2,030,600
 Orleans Parish School Board, Series 95, FGIC Insured, 5.375%, 9/01/18        1,950,000    1,981,805
 Ouachita Parish Hospital Service Revenue, District No. 1,
 Glenwood Regional Medical Center, Refunding, FSA Insured, 5.75%, 5/15/21      2,500,000   2,620,525
 Plaquemines Parish GO, Unlimited Tax, Pre-Refunded, 8.40%, 8/01/06              75,000       76,400
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
  Series A, Pre-Refunded,
   7.90%, 7/01/07                                                               500,000      516,995
   7.875%, 7/01/17                                                            1,000,000    1,033,740
 Puerto Rico Commonwealth GO, Series 1990, Pre-Refunded, 7.70%, 7/01/20         500,000      552,360
 Puerto Rico Commonwealth Infrastructure Financing Authority,
  Special Tax Revenue, Series A,
   7.90%, 7/01/07                                                               525,000      542,492
   7.75%, 7/01/08                                                               100,000      103,186
 Puerto Rico Electric Power Authority Revenue, Pre-Refunded,
   Refunding, Series M, 8.00%, 7/01/08                                          100,000      103,431
   Refunding, Series N, 7.125%, 7/01/14                                         560,000      590,514
 Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
   Series B, 7.65%, 10/15/22                                                    205,000      218,095
   Series C, 6.85%, 10/15/23                                                    650,000      693,895
 Puerto Rico Industrial, Medical and Environmental Facilities,
 PCFA Revenue, Baxter Travenol Labs., Series A, 8.00%, 9/01/12                  150,000      157,479
 Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
 Pre-Refunded, Series J, 7.25%, 7/01/17                                       1,000,000    1,026,970
 Rapides Parish GO, Consolidated School District No. 52,
  Pineville, 8.40%, 3/01/03                                                      75,000       78,341
 Rapides Parish Housing and Mortgage Finance Authority
  SFM, ETM, 7.25%, 8/01/10                                                    1,370,000    1,558,265
 Shreveport  Airport  System  Revenue,  Series A,
  FSA  Insured,  5.375%,  1/1/28                                              1,000,000    1,005,570
 Shreveport GO, Pre-Refunded, 7.50%, 1/01/09                                    150,000      154,478
 Shreveport  Water and Sewer Revenue,  Series A, FGIC Insured,
  5.95%,  12/01/14                                                            3,500,000    3,743,950
 St. Bernard Parish Exempt Facilities Revenue,
  Mobil Oil Corp. Project, 5.90%, 11/01/26                                    2,000,000    2,096,580
 St. Bernard Parish Home Mortgage Authority Revenue, SFMR, Series A,
   FGIC Insured, ETM, 7.50%, 9/01/10                                            435,000      524,240
   Refunding, 8.00%, 3/25/12                                                    753,818      822,921
 St. Charles Parish PCR, Louisiana Power and Light Co.
  Project, 7.50%, 6/01/21                                                     2,500,000    2,730,375
 St. Charles Parish Solid Waste Disposal Revenue,
  Louisiana Power and Light Co. Project, 7.05%, 4/01/22                     $ 1,500,000   $1,609,665
   Series A, 7.00%, 12/01/22                                                    750,000      822,742
 St. John's Baptist Parish Sales Tax District,
   7.30%, 12/01/08                                                              430,000      461,695
   7.30%, 12/01/09                                                              275,000      294,258
 St. Mary's Public Trust Financing Authority, SFMR, Refunding,
  Series A, 7.625%, 3/25/12                                                     279,562      314,876
 St. Tammany's Parish Hospital Service Revenue,
  District No. 2, Pre-Refunded, 8.00%, 10/01/08                                 125,000      130,486
 St. Tammany's Public Trust Financing Authority, SFMR, Series A, ETM,
   7.20%, 7/01/10                                                               165,000      193,910
   7.20%, 7/01/11                                                                50,000       59,844
 State Colleges & Universities, Lease Revenue, University
   of Southwestern Louisiana,
 Cajundome, MBIA Insured, 5.65%, 9/01/26                                      4,080,000    4,251,646
 Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding,
 AMBAC Insured, 6.25%, 2/01/24                                                5,500,000    5,923,940
 Terrebonne Parish Hospital Service Revenue, District No. 1, Refunding,
 Terrebonne General Medical Center Project, BIG Insured,
 7.50%, 4/01/15                                                                 125,000      127,807
 Ville Platte Utilities Revenue, Refunding, Pre-Refunded, 7.80%, 05/01/02       205,000      216,080
 West Feliciana Parish PCR, Gulf States Utilities Co. Project,
   7.70%, 12/01/14                                                            6,500,000    7,341,945
   Refunding, 8.00%, 12/01/24                                                 5,000,000    5,383,750
                                                                                           ---------
 TOTAL BONDS (COST $124,900,140)                                            126,170,354  133,772,183
                                                                                           ---------
 ZERO COUPON BONDS 1.6%
 Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC
 Insured, (original accretion rate 7.05%), 12/01/11 (Cost $1,850,935)         5,000,000    2,252,050
                                                                                           ---------
 TOTAL LONG TERM INVESTMENTS (COST $126,751,075)                                         136,024,233
                                                                                           ---------
aSHORT TERM INVESTMENTS 2.1%
 Ascension Parish IDR, BASF Corp., Project, Daily VRDN and Put, 3.70%, 12/01/27 300,000      300,000
 Calcasieu Parish, Inc. IDB, IDR, Refunding, Olin Corp. Project,
 Series B, Daily VRDN and Put 3.60%, 2/01/16                                    100,000      100,000
 East Baton Rouge Parish PCR, Refunding, Rhone-Poulenc, Inc.,
 Project, Daily VRDN and Put, 3.75%,
   6/01/98                                                                      100,000      100,000
   12/01/11                                                                     230,000      230,000
 Louisiana Public Facilities Authority Revenue, Kenner Hotel, Ltd.,
 Daily VRDN and Put, 3.65%, 12/01/15                                          1,600,000    1,600,000
 West Feliciana Parish PCR, Daily VRDN and Put, 3.70%,
   Gulf State Utility Co. Project, Series D, 12/01/15                           300,000      300,000
   Gulf State Utility Co. Project-Entergy, 4/01/16                              300,000      300,000
                                                                                             -------
 TOTAL SHORT TERM INVESTMENTS (COST $2,930,000)                                            2,930,000
                                                                                           ---------
 TOTAL INVESTMENTS (COST $129,681,075) 99.7%                                             138,954,233
 OTHER ASSETS, LESS LIABILITIES .3%                                                          436,350
                                                                                             -------
 NET ASSETS 100.0%                                                                      $139,390,583
                                                                                        ============

See glossary of terms on page 120.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN  TAX-FREE  TRUST
Financial Highlights

FRANKLIN MARYLAND TAX-FREE INCOME FUND
                                                                     YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------------------------------------
CLASS I                                                      1998    1997    1996*** 1995    1994
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.33  $11.38  $10.92  $11.36  $11.27
                                                              -------------------------------------
Income from investment operations:
 Net investment income                                           .59     .61     .62     .63     .64
 Net realized and unrealized gains (losses)                      .32    (.03)    .47    (.45)    .09
                                                                 ----------------------------------
Total from investment operations                                 .91     .58    1.09     .18     .73
                                                                 ----------------------------------
Less distributions from net investment income                   (.60)1  (.63)   (.63)   (.62)   (.64)
                                                                ------------------------------------
Net asset value, end of year                                  $11.64  $11.33  $11.38  $10.92  $11.36
                                                              =====================================

Total return*                                                   8.27%   5.24%  10.18%   1.78%   6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                             $213,005 $185,234 $175,078 $153,145 $156,683
Ratios to average net assets:
 Expenses                                                        .74%    .73%    .74%    .73%    .66%
 Net investment income                                          5.20%   5.42%   5.56%   5.86%   5.58%
Portfolio turnover rate                                         3.19%  12.71%   8.11%  20.30%  18.38%

CLASS II
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.40  $11.44  $10.93
                                                              ----------------------
Income from investment operations:
 Net investment income                                           .54     .55     .47
 Net realized and unrealized gains (losses)                      .31    (.03)    .51
                                                                 -------------------
Total from investment operations                                 .85     .52     .98
                                                                 -------------------
Less distributions from net investment income                   (.53)   (.56)   (.47)
                                                                ---------------------
Net asset value, end of year                                  $11.72  $11.40  $11.44
                                                              ======================

Total return*                                                   7.70%   4.68%   9.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                           $10,515  $5,084    $913
Ratios to average net assets:
 Expenses                                                       1.30%   1.27%   1.31%**
 Net investment income                                          4.63%   4.78%   4.95%**
Portfolio turnover rate                                         3.19%  12.71%   8.11%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995  (effective  date) to February  29, 1996 for Class
II. 1Includes distributions in excess of net investment income in the amount of $.005 FRANKLIN TAX-FREE TRUST STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998

                                                                              PRINCIPAL
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                        AMOUNT     VALUE
 -------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.8%
 Anne Arundel County GO, Second Issue, 7.75%, 3/15/08                         $ 200,000     $ 211,586
 Anne Arundel County Mortgage Revenue, Refunding, Series A,
 MBIA Insured, 6.00%, 1/01/26                                                 1,650,000     1,733,507
 Anne Arundel County PCR, Refunding, Baltimore Gas and Electric Co.
 Project, 6.00%, 4/01/24                                                      9,500,000    10,098,405
 Baltimore Consolidated Public Improvement, Series A, FGIC Insured,
   5.30%, 10/15/15                                                            1,470,000     1,525,478
   5.30%, 10/15/17                                                            1,500,000     1,543,185
 Baltimore Convention Center Revenue, FGIC Insured, 6.15%, 9/01/19            4,250,000     4,544,738
 Baltimore COP, Refunding, Series C, MBIA Insured, 7.25%, 4/01/16               545,000       584,959
 Baltimore County Authority Revenue, Series 1989, 7.20%, 7/01/19                 90,000        94,721
 Baltimore County Mortgage Revenue, Old Orchard Apartments Project,
 Refunding, Series A, MBIA Insured,
   7.00%, 7/01/16                                                             1,000,000     1,092,740
   7.125%, 1/01/27                                                            3,000,000     3,298,020
 Baltimore Economic Development Lease Revenue, Refunding,
 Armistead Partnership, Series A,
   6.75%, 8/01/02                                                             1,220,000     1,320,992
   7.00%, 8/01/11                                                             3,225,000     3,581,395
 Baltimore GO,  Series B, 7.15%,  10/15/08                                    1,000,000     1,218,770
 Baltimore  Port Facilities  Revenue, Consolidated Coal
  Sales, Series  A,  6.50%,  10/01/11                                         1,850,000     2,034,760
 Baltimore Revenue, Refunding, Series A, FGIC Insured,
   Waste Water Project, 5.80%, 7/01/15                                        5,000,000     5,344,700
   Water Project, 5.50%, 7/01/26                                              2,000,000     2,073,180
   Waste Water Project, 5.50%, 7/01/26                                        1,150,000     1,192,079
 Bel Air COP, Parking Facilities, FSA Insured, Pre-Refunded, 7.80%, 6/01/10     250,000       262,598
 Frederick County College Revenue, Hood College Project, 7.20%, 7/01/09         350,000       374,185
 Frederick County EDR, Refunding, Manekin Frederick
  Project, Series A, 7.50%, 12/01/14                                            500,000       538,975
 Gaithersburg Hospital Facilities Revenue, Shady Grove Hospital,
   Improvement Revenue, Series A, Pre-Refunded, 8.25%, 9/01/21               10,000,000    11,535,600
   Refunding & Improvement, FSA Insured, 6.00%, 9/01/21                       8,000,000     8,524,000
 Harford County Mortgage Revenue, Refunding, Greenbrier V Apartments
  Project,  FHA Insured,  6.50%,  11/01/26                                    3,000,000     3,256,860
 Howard County EDR, Refunding,  7.75%,  6/01/12                               1,250,000     1,286,463
 Howard  County  Metropolitan
 District, Series A, Pre-Refunded,  7.40%, 2/15/18                              215,000       223,901
 Howard County
 Mortgage Revenue,  Refunding,  Normandy Woods II Apartments Project,
  Series A, 6.10%,  7/01/25                                                   2,000,000     2,119,260
 Kent County College  Revenue,  Refunding,
 Washington College Project, 7.70%, 7/01/18                                     300,000       317,640
 Maryland Environmental Services, COP, Water and Waste Facilities,
 Series A, 6.70%, 6/01/11                                                     1,900,000     2,049,112
 Maryland Local Government Insurance Trust Capitalization Program,
 Series A, 7.125%, 8/01/09                                                      650,000       706,563
 Maryland State CDA, Department of Economic and Community Development,
 SFHR Program, Fourth Series, 7.30%, 4/01/17                                  1,000,000     1,060,140
 Maryland State CDA, Department of Housing and Community Development,
   Infrastructure Financing, Series A, AMBAC Insured, 7.25%, 6/01/09            130,000       137,073
   MFHR Mortgage, Series A, 7.80%, 5/15/32                                      985,000     1,053,517
   MFHR Mortgage, Series A, 6.85%, 5/15/33                                    1,800,000     1,919,844
   MFHR Mortgage, Series D, 7.70%, 5/15/20                                    1,000,000     1,070,640
   MFHR Mortgage, Series E, 7.10%, 5/15/28                                      675,000       716,317
   SF Program, 1st Series, 7.40%, 4/01/17                                       140,000       145,015
   SF Program, 2nd Series, 7.60%, 4/01/23                                       570,000       604,890
   SF Program, 2nd Series, 7.85%, 4/01/29                                       200,000       210,682
   SF Program, 3rd Series, 7.375%, 4/01/26                                      300,000       309,873
   SF Program, 3rd Series, 7.25%, 4/01/27                                     1,435,000     1,518,058
   SF Program, 4th Series, 7.375%, 4/01/10                                      995,000     1,051,725
   SF Program, 4th Series, 7.45%, 4/01/32                                       940,000       992,283
   SF Program, 5th Series, 6.85%, 4/01/11                                     1,955,000     2,081,156
 Maryland State Community Development Administration, MFHR, Series A,
   Department of Economics and Community Development, 7.375%, 5/15/26           195,000       199,395
   Department of Housing and Community Development, 7.50%, 5/15/31               30,000        31,600
bMaryland State Community Development Administration, Series B, Department of
 Housing and Community Development, 5.35%, 9/01/30                            3,000,000     2,968,050
 Maryland State EDC Lease Revenue, Hilton Street Facilities,
  Series A, 7.00%, 1/01/10                                                    1,000,000     1,109,500
 Maryland State Energy Financing Administration, Solid Waste Disposal Revenue,
 Limited Obligation, Wheelabrator Water Projects, 6.45%, 12/01/16             3,000,000     3,280,980
 Maryland State Health and Higher Educational Facilities Authority Revenue,
   Doctors Community Hospital, Pre-Refunded, 8.75%, 7/01/12                  $ 1,000,000   $1,125,470
   Doctors Community Hospital, Pre-Refunded, 8.75%, 7/01/22                     250,000       281,368
   Franklin Square Hospital, MBIA Insured, 7.50%, 7/01/19                       150,000       160,191
   Hartford Memorial Hospital and Fallston General Hospital, 8.50%, 7/01/14     100,000       102,821
   Helix Health Issue, 5.00%, 07/01/27                                       11,000,000    10,653,830
   Johns Hopkins Medical Institutions, Parking Facilities, AMBAC Insured,
    5.50%, 7/01/26                                                            9,750,000    10,011,983
   Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24                        1,700,000     1,805,706
   North Arundel Hospital, BIG Insured, Pre-Refunded, 7.875%, 7/01/21           100,000       103,357
   Refunding, Doctors Community Hospital, 5.75%, 7/01/13                      3,000,000     3,095,490
   Refunding, Johns Hopkins Hospital, 7.375%, 7/01/09                           150,000       156,168
   Refunding, Johns Hopkins University, 7.375%, 7/01/08                         100,000       103,181
   Refunding, Johns Hopkins University, 5.625%, 7/01/17                       1,150,000     1,212,503
   Refunding, Junior Lien, Francis Scott Key Facility, 5.625%, 7/01/25        2,520,000     2,604,470
   Refunding, Mercy Medical Center Project, FSA Insured, 5.75%, 7/01/26       1,500,000     1,572,465
 Maryland  State IDA  Financing,  EDR, FSA  Insured,  7.10%,  7/01/18         1,350,000     1,479,114
 Maryland  State  IDA  Revenue  Financing,  American  Center  Physics
 Headquarters,  6.625%,  1/01/17                                              6,000,000     6,526,320
 Maryland  State  Stadium
 Authority,  Lease Revenue,  Convention Center Expansion,
  AMBAC Insured, 5.875%, 12/15/14                                             4,655,000     4,989,043
Maryland  State  Stadium  Authority,   Sports
 Facilities Lease Revenue,
   AMBAC Insured, 5.75%, 3/01/22                                              5,000,000     5,217,350
   AMBAC Insured, 5.80%, 3/01/26                                              2,045,000     2,138,191
   Series D, 7.60%, 12/15/19                                                    500,000       537,840
 Maryland State Transportation Facilities Authority Revenue, Refunding,
 Series 1992, 5.75%, 7/01/13                                                  5,400,000     5,591,376
 Maryland Water Quality Financing Administration Revenue,
 Revolving Loan Fund, Series A, 6.55%, 9/01/14                                1,000,000     1,091,560
 Montgomery County Housing Opportunities Commission,
  MFHR, Series B, 6.00%, 7/01/37                                              2,500,000     2,629,425
 Montgomery County Housing Opportunities Commission, MFMR, Series A,
   7.25%, 7/01/11                                                               430,000       460,530
   7.00%, 7/01/23                                                             2,410,000     2,571,856
 Montgomery County Housing Opportunities Commission, SFMR, Series A,
   6.80%, 7/01/17                                                             2,015,000     2,127,054
   7.50%, 7/01/17                                                               450,000       476,159
   7.625%, 7/01/17                                                              175,000       179,300
 Montgomery County Revenue Authority, Golf Course System,
  Series A, 6.125%, 10/01/22                                                  1,000,000     1,058,600
 Northeast Solid Waste Disposal Authority Revenue, Montgomery County
 Resources Recreation Project, Series A,
   6.20%, 7/01/10                                                             3,100,000     3,288,480
   6.30%, 7/01/16                                                             6,000,000     6,423,300
 Ocean City GO, Refunding, MBIA Insured,
   5.75%, 3/15/12                                                             1,880,000     2,008,141
   5.75%, 3/15/13                                                             1,120,000     1,194,794
   5.75%, 3/15/14                                                             1,180,000     1,253,951
 Prince George's County COP, Real Estate Acquisition Program II,
 MBIA Insured, 6.00%, 9/15/14                                                 2,050,000     2,216,542
 Prince George's County GO, Consolidated Public Improvement,
 Series A, Pre-Refunded, 7.20%, 2/01/08                                         130,000       135,361
 Prince George's County Hospital Revenue, Dimensions Health Corp.,
 Pre-Refunded, 7.00%, 7/01/22                                                 1,000,000     1,132,700
 Prince George's County Housing Authority, MFHR, Emerson House Project,
 Series A, 7.00%, 4/15/19                                                     5,500,000     5,939,450
 Prince George's County Housing Authority Mortgage Revenue, Refunding,
 New Keystone Apartments Project, Series A, MBIA Insured,
 6.80%, 7/01/25                                                               2,900,000     3,078,379
 Prince George's County IDA Lease Revenue, Upper Marlboro Justice
 Center Project, MBIA Insured, 5.80%, 6/30/14                                 2,750,000     2,912,663
 Prince George's County Parking Authority Revenue, Refunding,
 Justice Center Facilities Project, 6.45%, 5/01/05                              500,000       548,490
 Prince George's County PCR, Refunding, Potomac Electric Project,
   6.00%, 9/01/22                                                             1,200,000     1,263,096
   6.375%, 1/15/23                                                            2,975,000     3,216,392
 Puerto Rico Commonwealth GO,
   5.50%, 7/01/17                                                             4,050,000     4,178,466
   5.40%, 7/01/25                                                             1,950,000     1,983,813
 Puerto Rico Commonwealth Highway and Transportation Authority
 Revenue, Series Y, 5.50%, 7/01/26                                            6,900,000     7,057,665
 Puerto Rico Commonwealth Public Improvement, GO, 5.75%, 7/01/17              3,000,000     3,176,520
 Puerto Rico Electric Power Authority Revenue, Series AA,
 MBIA Insured,  5.375%,  7/01/27                                              3,000,000     3,046,830
 Rockville Mortgage Revenue,
 Refunding,  Summit Apartments Project, Series A,
  MBIA Insured, 5.70%, 1/01/26                                               $1,145,000$    1,189,518
 University of Maryland,  Auxiliary Facilities System and
  Tuition  Revenue,  Series A,  5.60%,  4/01/16                               1,000,000     1,043,300
 Washington
 Suburban Sanitary District, General Construction,
   5.25%, 6/01/19                                                             1,330,000     1,341,837
   Pre-Refunded, 7.25%, 12/01/09                                                100,000       104,592
                                                                                              -------
 TOTAL LONG TERM INVESTMENTS (COST $206,720,163)                                          220,946,111
                                                                                          -----------
aSHORT TERM INVESTMENTS 1.0%
 Maryland Community Development Administration,
 MFR, Development Revenue, 3.40%, 6/15/26
                                                                              1,500,000     1,500,000
 Maryland State Health and Higher Educational Facilities
  Authority Revenue,
 Pooled Loan Program, Series A, Weekly VRDN and Put,
 3.40%, 4/01/35                                                                 200,000       200,000
 Maryland State Health and Higher Educational Facilities Authority Revenue,
 Catholic Health, Series B, 3.45%, 12/01/15                                     400,000       400,000
 Puerto Rico Commonwealth Government Development Bank, Refunding,
 EDR, 2.90%, 12/01/15                                                           100,000       100,000
                                                                                              -------
 TOTAL SHORT TERM INVESTMENTS (COST $2,200,000)                                             2,200,000
                                                                                            ---------
 TOTAL INVESTMENTS (COST $208,920,163) 99.8%                                              223,146,111
 OTHER ASSETS, LESS LIABILITIES .2%                                                           373,140
                                                                                            ---------
 NET ASSETS 100.0%                                                                        $223,519,251
                                                                                          ============

See glossary of terms on page 120.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN  TAX-FREE  TRUST
Financial Highlights

FRANKLIN MISSOURI TAX-FREE INCOME FUND
                                                                     YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------------------------------------
CLASS I                                                      1998    1997    1996*** 1995   1994
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.83  $11.94  $11.44  $11.94 $11.75
                                                              -------------------------------------
Income from investment operations:
 Net investment income                                           .64     .65     .65     .65    .66
 Net realized and unrealized gains (losses)                      .44    (.07)    .49    (.50)   .21
                                                                 ----------------------------------
Total from investment operations                                1.08     .58    1.14     .15    .87
                                                                -----------------------------------
Less distributions from:
 Net investment income                                          (.64)   (.65)   (.64)   (.65)  (.68)
 Net realized gains                                             (.04)   (.04)  --      --     --
                                                                --------------------------------
Total distributions                                             (.68)   (.69)   (.64)   (.65)  (.68)
                                                                ------------------------------------
Net asset value, end of year                                  $12.23  $11.83  $11.94  $11.44 $11.94
                                                              =====================================

Total return*                                                   9.43%   5.06%  10.23%   1.44%  7.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                            $308,045 $269,564 $247,522 $227,442 $228,149
Ratios to average net assets:
 Expenses                                                        .71%    .70%    .71%    .70%   .64%
 Net investment income                                          5.32%   5.56%   5.58%   5.75%  5.55%
Portfolio turnover rate                                        14.30%  21.81%  18.27%  19.84% 11.02%

CLASS II
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.85  $11.97  $11.47
                                                              ----------------------
Income from investment operations:
 Net investment income                                           .58     .57     .48
 Net realized and unrealized gains (losses)                      .45    (.07)    .50
                                                                 -------------------
Total from investment operations                                1.03     .50     .98
                                                                --------------------
Less distributions from:
 Net investment income                                          (.57)   (.58)   (.48)
 Net realized gains                                             (.04)   (.04)  --
                                                                -----------------
Total distributions                                             (.61)   (.62)   (.48)
                                                                ---------------------
Net asset value, end of year                                  $12.27  $11.85  $11.97
                                                              ======================

Total return*                                                   8.96%   4.32%   8.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $10,045  $4,295  $1,325
Ratios to average net assets:
 Expenses                                                       1.27%   1.27%   1.27%**
 Net investment income                                          4.75%   4.92%   4.94%**
Portfolio turnover rate                                        14.30%  21.81%  18.27%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995 (effective date) to February 29, 1996 for
Class II.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998

                                                                               PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                         AMOUNT     VALUE
--------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 100.1%
 Audrain County Hospital Revenue, Refunding, Audrain
 Medical Center Project, AMBAC Insured, 7.35%, 11/01/08                       $ 500,000 $    562,355
 Bi-State Development Agency, Missouri-Illinois Metropolitan District No. 5,
 Refunding, American Commercial Terminals, 7.75%, 6/01/10                     3,000,000    3,276,660
 Bowling Green School District R1, Building Corp., Leasehold Revenue,
 MBIA Insured, 6.50%, 3/01/13                                                 1,400,000    1,500,730
 Fenton Public Facility Authority, Leashold Revenue, 5.25%, 1/01/18           1,000,000      979,410
 Guam Airport Authority Revenue,
   Refunding, Series A, 6.50%, 10/01/23                                       1,075,000    1,184,360
   Series B, 6.60%, 10/01/10                                                    500,000      549,670
   Series B, 6.70%, 10/01/23                                                  4,000,000    4,437,400
 Hannibal IDA, Health Facilities, 5.75%, 3/01/22                              1,800,000    1,902,240
 Hazelwood IDA, MFHR, Refunding, Lakes Apartments Project,
  Series A, 6.10%, 9/20/26                                                    1,745,000    1,823,612
 Jackson County IDA Revenue, St. Joseph's Health Center Corp., MBIA Insured,
 6.50%, 7/01/19                                                               3,000,000    3,281,430
 Jackson County Public Building Corp., Leasehold Revenue,
 Capital Improvement Projects, MBIA Insured, 5.70%, 12/01/17                  1,595,000    1,675,404
 Jefferson County Reorganized School District No. R-3, AMBAC Insured,
 7.00%, 3/01/09                                                                 370,000      396,152
 Kansas City Airport Revenue, General Improvement, Series B, FSA Insured,
 Pre-Refunded, 6.875%, 9/01/12                                                  605,000      704,486
 Kansas City IDA,
   Ewing Marion Kauffman,  Series B, 5.70%, 4/01/27                          11,100,000   11,627,805
   MFHR, Mews  Apartments  Project,  Series  A,  6.30%,  7/01/20              3,345,000    3,545,366
   Refunding,  MFHR,  Hilltop  Village  Apartments  Project,
   Series  A,  5.70%, 10/01/17                                                1,030,000    1,048,190
   Refunding, MFHR, Hilltop Village Apartments Project,
 Series A, 5.80%, 10/01/27                                                    1,555,000    1,588,122
 Kansas City Land Clearance, Redevelopment Authority Lease Revenue,
 Municipal Auditorium and Muehlebach Hotel, Series A,
 FSA Insured, 5.90%, 12/01/18                                                 5,000,000    5,343,700
 Kansas City MAC, Leasehold Revenue, Capital Improvement,
   Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14             7,790,000    8,527,557
   Truman Medical Center, Series A, 7.00%, 11/01/11                           1,665,00     1,796,835
 Kansas City Tax Increment Financing Commission, Tax Increment Revenue,
  Briarcliff West Project, Series B, 7.00%, 11/01/14                          3,525,000    3,696,491
 Lake of the Ozarks Community Bridge Corp., Bridge System Revenue,
   bRefunding, 5.25%, 12/01/14                                                2,500,000    2,477,800
   bRefunding, 5.25%, 12/01/20                                                6,000,000    5,897,820
   bRefunding, 5.25%, 12/01/26                                                6,500,000    6,330,155
   6.25%, 12/01/16                                                            4,535,000    5,235,884
   6.40%, 12/01/25                                                            7,000,000    8,157,660
 Lee's Summit COP, 8.50%, 8/01/02                                                75,000       76,281
 Lee's Summit, IDA Revenue, John Knox Village Project,
   6.55%, 8/15/10                                                             1,000,000    1,081,880
   6.625%, 8/15/13                                                            2,000,000    2,181,860
 Missouri School Board Association COP, Lease Participation, North
 St. Francois County Project, MBIA Insured, Pre-Refunded,
 7.375%, 4/01/10                                                              1,000,000    1,021,650
 Missouri School Board Association COP, Pooled Finance Program,
  BIG Insured, 3/01/06
   Series A-3, 7.875%                                                            30,000       30,714
   Series A-5, 7.375%                                                           130,000      134,787
 Missouri School Boards Association, Lease Participation
  Certificates, FSA Insured, 3/01/16 Fox C-6 School District, 5.75%           6,150,000    6,494,400
   Refunding, Republic R-3 School District Project, 6.00%                     2,220,000    2,384,413
 Missouri Southern State College Revenue, Refunding, Auxiliary
 Enterprise System, MBIA Insured, 5.25%, 10/01/22                             2,500,000    2,509,225
 Missouri State Environmental Improvement and Energy Resources Authority,
   National Rural Association, PCR, Electric Project,
   Series G-6, AMBAC Insured, 5.85%, 2/01/13                                  2,100,000    2,250,780
   Revolving Fund Program,  PCR, Series A, 6.55%,  7/01/14                    4,500,000    4,912,290
   Revolving Fund Program, PCR, Series A, FSA Insured,
   6.05%, 7/01/16                                                             1,000,000    1,086,810
   Revolving Fund Program, PCR, Series A, Kansas City Project,
   5.75%, 1/01/16                                                             1,000,000    1,061,460
   Revolving Fund Program,  PCR, Series B, 5.80%,  1/01/15                    1,000,000    1,065,990
   Revolving Fund Program,  PCR, Series B, 7.20%,  7/01/16                    2,000,000    2,320,780
   Revolving Fund Program,  Water Pollution  Control  Revenue,
   Series A, 7.00%, 10/01/10                                                  1,945,000    2,124,096
   Revolving Fund Program, Water Pollution Control Revenue,
   Series B, 7.125%, 12/01/10                                                   950,000    1,046,463
   Thomas Hill Electric Cooperative, PCR, 5.50%, 12/01/11                     2,000,000    2,123,820
   Union Electric Project, 7.40%, 5/01/20                                     2,390,000    2,588,179
 Missouri State HDC, GNMA Secured,
   Series B, 6.40%, 12/01/24                                                  2,225,000    2,351,669
   SFMR, Homeowner Loan, Series D, 6.125%, 3/01/28                            1,935,000    2,037,323
 Missouri State HDC, GNMA Secured, (cont.)
   SFMR, Series A, 7.90%, 2/01/21                                             $ 125,000  $   129,270
   SFMR, Series A, 7.625%, 2/01/22                                              385,000      403,041
   SFMR, Series B, 6.10%, 9/01/14                                             1,915,000    2,038,383
   SFMR, Series B, 7.625%, 6/01/21                                              310,000      321,696
   SFMR, Series B, 7.75%, 6/01/22                                             1,540,000    1,626,163
   SFMR, Series B, 6.45%, 9/01/27                                             1,885,000    2,032,539
   SFMR, Series C, 6.90%, 7/01/18                                             1,580,000    1,682,905
 Missouri State Health and Educational Facilities Authority,
   Health Facilities Revenue,
   Bethesda Health Group, Inc. Project, Pre-Refunded, 8.00%, 4/01/13            100,000      101,326
   Freeman Health Systems Project, 5.25%, 2/15/28                             2,250,000    2,187,090
   Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17            2,745,000    2,993,615
   Lake of the Ozarks General Hospital, Pre-Refunded, 8.00%, 2/15/11          3,500,000    3,708,670
   Lutheran Senior Services, Series A, 6.375%, 2/01/27                        4,000,000    4,299,160
   Refunding, Charles E. Still Osteopathic Hospital Project,
   7.625%, 2/01/08                                                              125,000      125,250
   Refunding, Lake of the Ozarks General Hospital, 6.25%, 2/15/11             1,250,000    1,344,850
   Refunding, Lake of the Ozarks General Hospital, 6.50%, 2/15/21             1,000,000    1,084,050
   Refunding, Lutheran Senior Services, 5.875%, 2/01/23                       2,600,000    2,685,488
   Spelman-St. Luke's Hospital Corp. Project, Pre-Refunded,
    7.875%, 10/01/18                                                            175,000      182,662
 Missouri State Health and Educational Facilities Authority Revenue,
   Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15                     5,000,000    5,410,550
   Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11                       700,000      769,692
   Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14                     1,990,000    2,184,781
   Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22                     1,100,000    1,184,425
   Heartland Health, Refunding and Improvement, 8.125%, 10/01/10                865,000      925,680
   Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15                4,000,000    4,387,680
   Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25                3,250,000    3,554,168
   Refunding, SSM Health Care, Series AA, MBIA Insured, 6.25%, 6/01/16        1,000,000    1,080,540
   Refunding, St. Louis University, Series A, AMBAC Insured,
   7.875%, 6/01/12                                                               50,000       50,982
   Sisters of St. Mary's Health Care Project, Series A, BIG Insured,
 Pre-Refunded, 7.75%, 6/01/16                                                   950,000      978,396
 Missouri State Housing Development Commission, MFHR, FHA Insured,
  8.50%, 12/01/29                                                               135,000      138,420
 Missouri State Western College Revenue, Refunding, Student Housing,
 Pre-Refunded, 8.00%, 10/01/16                                                5,000,000    5,741,200
 Moberly Combined Waterworks and Sewerage System, Refunding
 & Improvement Bonds, FGIC Insured, Pre-Refunded, 7.50%, 8/01/15              1,000,000    1,101,870
 Northeast State University Recreational Facility Revenue, Campus
 Recreational Center Project, AMBAC Insured, 5.80%, 6/01/15                   1,000,000    1,050,490
 Northwest R-I Educational Facilities Authority, Leasehold Revenue,
 Jefferson County, FSA Insured, 5.70%, 3/01/15                                5,200,000    5,400,096
 O Fallon Public Facilities Authority, Leasehold Revenue, Series A,
 AMBAC Insured, 5.40%, 2/01/17                                                1,575,000    1,607,272
 Phelps County Hospital Revenue, Refunding, Phelps County Regional
 Medical Center, Connie Lee Insured, 6.00%, 5/15/13                           5,000,000    5,221,250
 Poplar Bluff Public Building Corp., Leasehold Revenue, Series A,
 MBIA Insured, 5.50%, 9/01/12                                                 2,820,000    2,997,942
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
 Series A, Pre-Refunded,
   7.90%, 7/01/07                                                               500,000      516,995
   7.875%, 7/01/17                                                              375,000      387,653
   FSA Insured, 9.00%, 7/01/09                                                   40,000       51,065
 Puerto Rico Commonwealth Highway Authority Revenue, Series P,
 Pre-Refunded, 8.125%, 7/01/13                                                   75,000       77,591
 Puerto Rico Commonwealth Infrastructure Financing Authority,
 Special Tax Revenue,
   Series A, 7.90%, 7/01/07                                                     200,000      206,664
   Series A, 7.75%, 7/01/08                                                     975,000    1,006,064
 Puerto Rico Commonwealth Public Improvement GO, Series A,
 Pre-Refunded, 7.75%, 7/01/13                                                   120,000      124,021
 Puerto Rico Electric Power Authority Revenue,
   Refunding, Series M, Pre-Refunded, 8.00%, 7/01/08                             25,000       25,858
   Refunding, Series N, 7.125%, 7/01/14                                       1,110,000    1,170,484
   Series O, 7.125%, 7/01/14                                                    280,000      295,257
   Series X, 6.00%, 7/01/15                                                   2,375,000    2,567,280
 Puerto Rico HFC Revenue, MFMR, Portfolio 1,  Series  A, 7.50%, 4/01/22         380,000      400,482
 Puerto Rico HFC Revenue, SFMR, Portfolio 1, GNMA Secured,
   Series A, 7.80%, 10/15/21                                                     40,000       41,222
   Series C, 6.85%, 10/15/23                                                  1,265,000    1,350,425
 Puerto Rico Industrial, Medical and Environmental Facilities, PCFA,
   Baxter Travenol Labs., Series A, 8.00%, 9/01/12                            $ 350,000   $  367,451
   Upjohn Co. Project, Limited Offering, 7.50%, 12/01/23                        300,000      317,364
 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
 Control Facilities, Financing Authority Industrial Revenue,
 Guaynabo Municipal Government Center, Series A, 5.625%, 7/01/22              2,500,000    2,553,775
 Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded,
  8.25%, 7/01/08                                                                130,000      134,542
 Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
 Series H, Pre-Refunded, 7.25%, 7/01/17                                         750,000      770,228
 Puerto Rico Port Authority Revenue, Special Facilities, American Airlines,
 Series A, 6.25%, 6/01/26                                                     2,500,000    2,722,475
 Raymore GO, FSA Insured, 6.00%, 3/01/14                                      1,000,000    1,059,520
 Sikeston Electric Revenue, Refunding, MBIA Insured, 5.00%, 6/01/22           5,000,000    4,903,200
 Springfield Waterworks Revenue, Series A, 5.60%, 5/01/23                     2,000,000    2,062,820
 St. Charles County Community College, Pre-Refunded, 7.25%, 3/01/06             500,000      531,945
 St. Charles Public Facility Authority, Leasehold Revenue, AMBAC Insured,
 Refunding, 5.80%, 2/01/10                                                    3,000,000    3,228,480
 St. Louis Airport Revenue, Lambert-St. Louis International Airport,
   Refunding & Improvement, FGIC Insured, 6.125%, 7/01/15                     2,000,000    2,125,920
   Series A, FGIC Insured, 5.125%, 7/01/27                                    6,425,000    6,427,249
   Series B, FGIC Insured, 5.25%, 7/01/27                                     5,500,000    5,508,855
 St. Louis County Housing Authority, MFHR, Kensington Square
  Apartments Project, Refunding,
   6.55%, 3/01/14                                                             1,000,000    1,080,000
   6.65%, 3/01/20                                                             2,750,000    2,969,120
 St. Louis County IDA, Elderly Housing Revenue, Centenary Towers
  Apartments Project,
   6.40%, 4/01/14                                                             1,000,000    1,054,320
   Elderly Housing Revenue, Centenary Towers Apartments Project,
   6.55%, 4/01/19                                                             1,000,000    1,053,910
   Health Facilities Revenue, Mother of Perpetual Help, 6.40%, 8/01/35        1,895,000    2,096,249
   Refunding, MFHR, South Summit Apartments, Series A, 6.10%, 4/20/32         1,250,000    1,321,300
 St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19                25,000       25,984
 St. Louis County Regional Convention and Sports Complex Authority,
  Convention  and Sports Project,  Series B, Refunding, 5.75%, 8/15/21        5,565,000    5,727,554
 St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue,
 Anheuser-Busch Project, 5.875%, 11/01/26                                     1,000,000    1,063,150
 St. Louis Land Clearance RDA,
   Leasehold Revenue, Capital Improvement, Pre-Refunded, 7.60%, 8/15/08         250,000      254,408
   Refunding, Kiel Site Lease, Series A, MBIA Insured, 5.125%, 7/01/21        1,625,000    1,626,950
 St. Louis Municipal Financial Corp., Leasehold Revenue, Series A,
   City Justice Center Improvement, AMBAC Insured, 6.00%, 2/15/19             5,370,000    5,804,111
   Refunding, 6.00%, 7/15/13                                                 10,000,000   10,433,800
 St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21           470,000      529,845
 St. Louis Public School District Building Corp., Leasehold Revenue,
 School District Capital Improvement, FGIC Insured, 5.40%, 4/01/17            2,100,000    2,151,345
 St. Louis Regional Convention and Sports Complex Authority, Series C,
   7.75%, 8/15/01                                                             2,370,000    2,570,028
   7.90%, 8/15/21                                                               555,000      620,529
   Pre-Refunded, 7.90%, 8/15/21                                              11,345,000   13,460,502
   Refunding, Convention and Sports Facilities, AMBAC Insured,
 5.625%, 8/15/21                                                              4,725,000    4,919,765
 Taney County Reorganization, School District No. R-V, 5.80%, 3/01/17         2,585,000    2,685,840
 University of Missouri, Health Facilities Revenue, Refunding, University
 of Missouri Health System, Series A, AMBAC Insured,
 5.60%, 11/01/26                                                              5,000,000    5,245,150
 University of Missouri Revenues, System Facilities, 5.80%, 11/01/27          4,000,000    4,241,200
 Webb City School District No. R-VII, Facilities Group, Leasehold Revenue,
 Refunding & Improvement, FSA Insured, 5.625%, 8/01/16                        1,115,000    1,149,943
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project,
   Refunding, 5.50%, 11/15/12                                                 1,000,000    1,002,469
   Refunding, 5.60%, 11/15/17                                                 1,700,000    1,704,182
   Refunding, 5.65%, 11/15/22                                                 1,500,000    1,503,674
   Series A, 8.625%, 9/15/20                                                  1,975,000    2,215,692
                                                                                           ---------
 TOTAL LONG TERM INVESTMENTS (COST $296,407,634)                                         318,609,661
                                                                                         -----------
ASHORT TERM INVESTMENTS 2.3%
 Kansas City IDA Hospital Revenue, Resh Health Services
  System, MBIA Insured, Daily VRDN and Put,
   3.65%, 10/15/14                                                            $ 900,000    $ 900,000
   3.65%, 4/15/15                                                             2,400,000    2,400,000
   3.65%, 10/15/15                                                            3,900,000    3,900,000
                                                                                           ---------
 TOTAL SHORT TERM INVESTMENTS (COST $7,200,000)                                            7,200,000
                                                                                           ---------
 TOTAL INVESTMENTS (COST $303,607,634) 102.4%                                            325,809,661
 OTHER ASSETS, LESS LIABILITIES (2.4)%                                                    (7,720,105)
                                                                                          -----------
 NET ASSETS 100.0%                                                                      $318,089,556
                                                                                        ============

See glossary of terms on Page 120.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN  TAX-FREE  TRUST
Financial Highlights

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
                                                                     YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------------------------------------
CLASS I                                                      1998    1997    1996*** 1995   1994
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.73  $11.75  $11.37  $11.92 $11.88
                                                              -------------------------------------
Income from investment operations:
 Net investment income                                           .62     .64     .64     .65    .65
 Net realized and unrealized gains (losses)                      .38    (.03)    .39    (.55)   .05
                                                                 ----------------------------------
Total from investment operations                                1.00     .61    1.03     .10    .70
                                                                -----------------------------------
Less distributions from net investment income                   (.62)   (.63)   (.65)1  (.65)  (.66)
                                                                ------------------------------------
Net asset value, end of year                                  $12.11  $11.73  $11.75  $11.37 $11.92
                                                              =====================================

Total return*                                                   8.78%   5.38%   9.28%   1.06%  5.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                             $297,406 $260,979 $247,031 $216,26 $215,540
Ratios to average net assets:
 Expenses                                                        .70%    .70%    .71%    .70%   .63%
 Net investment income                                          5.24%   5.47%   5.52%   5.75%  5.44%
Portfolio turnover rate                                         9.95%   9.98%  25.19%  25.05%  3.86%

CLASS II
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.79  $11.80  $11.41
                                                              ----------------------
Income from investment operations:
 Net investment income                                           .56     .57     .49
 Net realized and unrealized gains (losses)                      .39    (.02)    .38
                                                                 -------------------
Total from investment operations                                 .95     .55     .87
                                                                 -------------------
Less distributions from net investment income                   (.56)   (.56)   (.48)
                                                                ---------------------
Net asset value, end of year                                  $12.18  $11.79  $11.80
                                                              ======================

Total return*                                                   8.22%   4.83%   7.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                $20,043 $9,607 $2,430
Ratios to average net assets:
 Expenses                                                       1.26%   1.26%   1.28%**
 Net investment income                                          4.69%   4.85%   4.90%**
Portfolio turnover rate                                         9.95%   9.98%  25.19%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995  (effective  date) to February  29, 1996 for Class
II. 1Includes distributions in excess of net investment income in the amount of $.001.

FRANKLIN TAX-FREE TRUST STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998
                                                                               PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                   AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS  98.0%
 Appalachian  State University  Revenue,  Teachers College Utility
  System,  MBIA Insured,  6.10%,  5/15/13                                   $ 1,075,000 $  1,175,394
 Asheville COP,  Series A, MBIA Insured,  5.125%,  6/01/18                    1,000,000    1,001,190
 Asheville  Water  System  Revenue,  FGIC  Insured,   5.70%,  8/01/25         4,000,000    4,224,840
 Buncombe County Metropolitan  Sewage District System Revenue,  Series
 B, 6.75%, 7/01/16                                                               10,000       11,019
 Centennial Authority Hotel Tax Revenue, Arena Project,
  FSA Insured, 5.125%, 9/01/19                                                3,865,000    3,876,634
 Charlotte COP, Convention Facility Project, AMBAC Insured,
  Pre-Refunded, 7.00%, 12/01/11                                               2,250,000    2,518,515
 Charlotte GO, Water and Sewer,
   5.90%, 2/01/18                                                             1,000,000    1,076,430
   5.60%, 5/01/20                                                             5,980,000    6,338,860
 Charlotte-Mecklenburg Hospital Authority, Health Care System Revenue,
   Carolinas Healthcare System, Series A, 5.125%, 1/15/22                     8,000,000    7,928,720
   Refunding, Series 1992, 6.25%, 1/01/20                                     2,620,000    2,807,173
   Refunding, Series 1992, Pre-Refunded, 6.25%, 1/01/20                       3,480,000    3,801,726
   Refunding, Series I, Pre-Refunded, 7.80%, 10/01/18                           350,000      365,173
   Series A 5.90%, 1/15/16                                                    3,465,000    3,702,456
   Series A Pre-Refunded, 5.90%, 1/15/16                                      1,535,000    1,719,277
 Charlotte Special Facilities Revenue, Piedmont Aviation,
 Inc. Project, Douglas  International Airport, 7/01/17
   8.375%                                                                       260,000      263,305
   9.00%                                                                      1,255,000    1,296,352
 Coastal Solid Waste Disposal System Authority Revenue, Refunding,
 Regional Solid Waste Management, 6.50%, 6/01/08                              3,100,000    3,346,760
 Columbus County Industrial Facilities and PCFA, Solid Water Disposal
 Revenue, Refunding, International Paper Co. Project, Series A,
 5.80%, 12/01/16                                                              1,450,000    1,525,603
 Concord COP, Series B, MBIA Insured,
   5.75%, 6/01/16                                                             1,475,000    1,554,222
   6.125%, 6/01/21                                                            2,180,000    2,361,768
 Cumberland County COP, Civic Center Project, Series A,
  AMBAC Insured, 6.40%
   12/01/19                                                                   3,500,000    3,906,350
   12/01/24                                                                   3,765,000    4,202,117
 Cumberland County Hospital Facility System Revenue,
   BIG Insured, Pre-Refunded, 7.875%, 10/01/14                                  110,000      114,816
   MBIA Insured, 6.00%, 10/01/21                                              2,500,000    2,600,675
 Davie County GO, North Carolina Water, Unlimited Tax, 7.10%
   4/01/10                                                                      350,000      377,465
   4/01/11                                                                      250,000      269,463
 Duplin County COP, Social Service Administrative Building,
 Solid Waste Project, FGIC Insured, 6.75%, 9/01/12                            2,000,000    2,177,460
 Durham COP, Series 1991, 6.875%, 4/01/09                                     1,650,000    1,804,044
 Durham County COP, Hospital and Office Facilities Project, 6.00%
   5/01/14                                                                    3,000,000    3,227,880
   5/01/17                                                                    3,200,000    3,405,344
 Durham County COP, Jail Facilities and Computer Equipment Project,
 Pre-Refunded, 6.625%, 5/01/14                                                3,000,000    3,281,370
 Fayetteville Public Works Commission Revenue, FSA Insured,
   5.125%, 3/01/17                                                            2,500,000    2,507,275
   5.125%, 3/01/24                                                            2,000,000    2,002,480
   Series A, 6.00%, 3/01/16                                                   2,000,000    2,117,820
 Gaston COP, Police Station  Project,  FGIC Insured,  5.70%,
  8/01/15                                                                     1,500,000    1,576,800
 Gaston County COP, Public Facilities  Project,  MBIA Insured,  5.25%,
 12/01/16                                                                     1,000,000    1,020,500
 Gaston County Industrial Facilities and PCFA Revenue, 7.70%, 10/01/12          750,000      809,918
 Gastonia Combined Utilities System Revenue, MBIA Insured, 6.10%, 5/01/19     2,200,000    2,381,148
 Greensboro COP,
   Coliseum Arena Expansion Project, 6.75%, 12/01/09                          1,610,000    1,759,408
   Greensboro Center City Corp., Pre-Refunded, 7.90%, 7/01/09                   350,000      361,778
 Greensboro HDC, Mortgage Revenue, Refunding, Series A,
 MBIA Insured, 6.70%, 1/01/24                                                 1,320,000    1,396,309
 Guam Power Authority Revenue, Series A, 6.375%, 10/01/08                     1,000,000    1,063,900
 Halifax County Insured Facility, PCR, Solid Waste Disposal,
 Champion International Corp., 8.15%, 11/01/19                                  400,000      431,812
 Haywood County Industrial Facilities and PCFA, Environmental
 Improvement Revenue, Champion International Project, 6.25%, 9/01/25          2,000,000    2,158,740
 Haywood County Insured Facility, PCR, Solid Waste Disposal,
 Champion International Corp., 8.10%, 11/01/09                                  200,000      215,748
 Highpoint Special Obligation Sales Tax Revenue, Solid Waste
 Management Project, 7.15%, 7/01/01                                           1,500,000    1,533,150
 Kinston Enterprise System Revenue, Combined Enterprise System,
 FSA Insured, 5.70%, 4/01/21                                                  1,700,000    1,800,113
 Kinston Housing Authority Mortgage Revenue, Refunding,
 Kinston Towers Project, 6.75%, 12/01/18                                     $3,155,000$   3,324,707
 Martin County Industrial Facilities and PCFA Revenue,
   Refunding, 6.375%, 1/01/10                                                 3,000,000    3,246,930
   Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25                     4,000,000    4,209,200
 Mooresville Grade School District, COP, AMBAC Insured, 6.35%, 10/01/14       1,000,000    1,088,520
 New Hanover County Industrial Facilities and PCFA Revenue,
 Refunding, 6.70%, 7/01/19                                                    1,000,000    1,085,520
 North Carolina Central University Revenue, Student Fee - O Kelley/Riddick,
 AMBAC Insured, 5.00%
   b4/01/18                                                                     500,000      490,660
   b4/01/23                                                                     650,000      634,543
 North Carolina Eastern Municipal Power Agency System Revenue, Refunding,
   MBIA Insured, 5.375%, 1/01/24                                              3,000,000    3,035,100
   Series A, Pre-Refunded, 7.75%, 1/01/12                                       750,000      789,390
   Series A, 6.50%, 1/01/17                                                   9,000,000    9,609,660
   Series A, 6.50%, 1/01/18                                                   3,000,000    3,366,900
   Series B, MBIA Insured, 5.875%, 1/01/21                                    5,000,000    5,314,600
 North Carolina Educational Facilities Finance Agency Revenue,
 Highpoint College Project, 7.10%
   12/01/07                                                                     190,000      202,844
   12/01/08                                                                     205,000      218,749
   12/01/09                                                                     220,000      234,410
 North Carolina HFA, MFR, Refunding, Series B, 6.90%, 7/01/24                 2,925,000    3,165,494
 North Carolina HFA, Refunding,
   MF, Series A, AMBAC Insured, 5.90%, 7/01/20                                3,000,000    3,121,860
   MF, Series H, Mortage Loan Resolution, 6.05%, 7/01/28                      2,500,000    2,647,825
   Series F, 6.70%, 1/01/27                                                   4,855,000    5,280,007
   SF, Series DD, 6.20%, 9/01/27                                              3,000,000    3,160,410
   SF, Series JJ, 6.45%, 9/01/27                                              4,870,000    5,206,517
 North Carolina HFA, SFMR,
   Series H, 8.05%, 3/01/19                                                      70,000       70,700
   Series J, 7.40%, 3/01/22                                                     175,000      182,779
   Series M, 7.85%, 9/01/28                                                     380,000      397,795
 North Carolina HFA, SFR,
   Refunding, Series S, 6.95%, 3/01/17                                        2,890,000    3,114,004
   Series AA, 6.25%, 3/01/17                                                    935,000    1,005,490
   Series RR, 5.85%, 9/01/28                                                  3,000,000    3,098,220
   bSeries VV, 5.35%, 9/01/28                                                 3,000,000    2,995,500
   Series X, 6.65%, 9/01/19                                                   2,135,000    2,304,498
 North Carolina Medical Care Commission, Health Care Facilities Revenue,
 Stanley Memorial Hospital, Pre-Refunded 7.80%, 10/01/19                      1,250,000    1,350,650
 North Carolina Medical Care Commission, Hospital Revenue,
   Duke University Hospital Project, Series C, 5.25%, 6/01/26                 1,500,000    1,500,855
   Halifax Memorial Hospital Project, 6.75%, 8/15/24                          3,500,000    3,826,970
   Memorial Mission Hospital Project, MBIA Insured, Pre-Refunded,
   7.80%, 10/01/18                                                              160,000      166,936
   Refunding, Annie Pen Memorial Hospital Project, 7.50%, 8/15/21             4,700,000    5,184,429
   Refunding, North Carolina Baptist Hospitals Project, Series A,
   6.00%, 6/01/22                                                             4,830,000    5,145,882
   Refunding, St. Joseph's Hospital Project, AMBAC Insured,
   Pre-Refunded, 7.25%, 10/01/14                                                250,000      260,063
   Refunding, Transylvania Community Hospital, Inc., 5.75%, 10/01/19          1,090,000    1,102,808
   Refunding, Wilson Memorial Hospital Project, AMBAC Insured,
   5.625%, 11/01/18                                                           5,000,000    5,217,200
   Roanoke-Chowan Hospital Project, 7.75%, 10/01/19                           3,000,000    3,192,000
   Scotland Memorial Hospital, MBIA Insured, Pre-Refunded, 8.625%, 10/01/11     195,000      204,303
   Wake County Hospital System, MBIA Insured, 5.375%, 10/01/26               10,500,000   10,685,220
   Wayne Memorial Hospital Project, AMBAC Insured, 6.00%, 10/01/21            1,000,000    1,057,180
   Wilson Memorial Hospital Project, AMBAC Insured, Pre-Refunded,
   6.50%, 11/01/20                                                            1,000,000    1,083,560
 North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue,
 Refunding, Series 1992, 6.25%, 1/01/17                                      10,500,000   11,165,175
 North Carolina State Education Assistance Authority Revenue, Guaranteed,
 Student Loan, Subordinated Lien,
   Series A, 6.05%, 7/01/10                                                   3,310,000    3,465,702
   Series A, 6.30%, 7/01/15                                                   1,500,000    1,586,475
   Series C, 6.35%, 7/01/16                                                   4,500,000    4,761,450
 Northampton County Insured Facility, PCR, Solid Waste Disposal,
 Champion International Corp., 8.05%, 11/01/04                                  400,000      431,380
 Onslow County Combined Enterprise System Revenue,
 MBIA Insured, 6.00%, 6/01/15                                                 2,000,000    2,149,820
 Pender County COP, Pre-Refunded, 7.70%, 6/01/11                            $ 1,195,000  $ 1,347,912
 Person County COP, Law Enforcement Center Project, Series 1991,
 MBIA Insured, 7.125%, 6/01/11                                                2,165,000    2,390,615
 Pitt County COP,
   FGIC Insured, 6.00%, 4/01/12                                                 750,000      801,330
   MBIA Insured, 5.85%, 4/01/17                                               5,055,000    5,430,132
 Polk County School GO, FGIC Insured, Pre-Refunded, 6.70%, 5/01/09              700,000      768,299
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
 Series A, Pre-Refunded, 7.875%, 7/01/17                                      1,000,000    1,033,740
 Puerto Rico Commonwealth GO, Pre-Refunded,
   6.45%, 7/01/17                                                             8,050,000    9,211,615
   Series 1990, 7.25%, 7/01/10                                                  500,000      546,810
 Puerto Rico Commonwealth Highway Authority Revenue,
   Refunding, Series N, Pre-Refunded, 8.00%, 7/01/03                            100,000      103,431
   Refunding, Series R, 7.15%, 7/01/00                                        1,250,000    1,339,075
   Series P, Pre-Refunded, 8.125%, 7/01/13                                      170,000      175,872
 Puerto Rico Commonwealth Infrastructure Financing Authority,
 Special Tax Revenue, Series A,
   7.75%, 7/01/08                                                               250,000      257,965
   7.50%, 7/01/09                                                               250,000      257,750
 Puerto Rico Electric Power Authority Revenue,
   Refunding, Series M, Pre-Refunded, 8.00%, 7/01/08                            250,000      258,578
   Refunding, Series N, 7.125%, 7/01/14                                         160,000      168,718
   Series O, 7.125%, 7/01/14                                                    850,000      896,317
   Series P, Pre-Refunded, 7.00%, 7/01/21                                     1,000,000    1,112,310
   Series T, 6.375%, 7/01/24                                                  1,000,000    1,104,400
   Series X, 6.125%, 7/01/21                                                  5,000,000    5,413,900
 Puerto Rico HFC Revenue, MFHR, Portfolio A, Series I, 7.50%, 4/01/22           410,000      432,099
 Puerto Rico HFC Revenue, SFMR, Portfolio 1, GNMA Secured,
   Series A, 7.80%, 10/15/21                                                     15,000       15,458
   Series C, 6.85%, 10/15/23                                                  2,205,000    2,353,904
 Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
 Upjohn Co. Project, 7.50%, 12/01/23                                            300,000      317,364
 Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded,
  8.25%, 7/01/08                                                                125,000      129,368
 Puerto Rico Telephone Authority Revenue, Series L, Refunding,
   6.00%, 1/01/12                                                             1,885,000    2,012,784
   6.125%, 1/01/22                                                            1,490,000    1,585,047
 Raeford HDC Revenue, First Lien, Refunding, Yadkin Trail, Series A,
  6.00%, 7/15/22                                                              1,430,000    1,484,883
 Robeson County GO, Refunding,
   7.20%, 6/01/10                                                               110,000      116,072
   7.20%, 6/01/11                                                               115,000      121,392
   7.20%, 6/01/12                                                               120,000      126,640
   Pre-Refunded, 7.80%, 6/01/11                                                 145,000      149,334
 Robeson County Industrial Facilities and PCFA Revenue, Refunding,
 Campbell Soup Co. Project, 6.40%, 12/01/06                                   1,750,000    2,008,405
 Rutherford County COP, Public Facilities Project, FGIC Insured,
  6.25%, 6/01/23                                                              1,850,000    2,009,044
 Scotland  County COP,  Jail/Courthouse  Project,  FSA Insured,
  6.75%,  3/01/11                                                             1,000,000    1,087,760
 Southern Pines GO, Refunding,  Pre-Refunded, 7.40%, 6/01/08                    150,000      154,321
 Stokes  County COP, MBIA Insured,  7.00%,  3/01/06                           1,000,000    1,094,710
 University of North Carolina at Chapel Hill, Parking System, Series
  A, 5.70%, 5/15/27                                                            3,000,000    3,134,190
 University of North Carolina at Charlotte Revenue, Student
 Activity Center,
 MBIA Insured, 5.50%,
   6/01/16                                                                    1,000,000    1,035,810
   6/01/21                                                                    3,500,000    3,612,244
 University of North Carolina at Greensboro Revenue,
  Student Facilities System, Series B, MBIA Insured,
  5.45%,  4/01/23                                                             1,000,000    1,023,340
  Series C, AMBAC
   Insured, 5.30%, 4/01/23                                                    3,785,000    3,845,067
 University of North Carolina at Wilmington, Student Union System Revenue,
 AMBAC Insured, Pre-Refunded, 6.90%, 1/01/07                                    250,000      268,050
 Wake County Industrial Facilities and PCFA Revenue, Carolina Power
 and Light Co. Project, 6.90%, 4/01/09                                       10,000,000   10,705,900
 Wilmington COP, AMBAC Insured, 5.20%, 11/01/17                               1,500,000    1,506,674
 Winston-Salem SFMR, 8.00%, 9/01/07                                             340,000      360,331
 Winston-Salem Water and Sewer System Revenue, Series B, 5.70%, 6/01/17       2,250,000    2,353,364
                                                                                           ----------
 TOTAL LONG TERM INVESTMENTS (COST $290,665,173)                                         311,202,514
                                                                                         ===========
aSHORT TERM INVESTMENTS 2.1%
 North Carolina Medical Care Commission, Hospital Revenue,
   ACES, Pooled Financing Project, Series A, Daily VRDN
   and Put, 3.70%, 10/01/20                                                 $ 2,900,000  $ 2,900,000
   ACES, Pooled Financing Project, Series B, Daily VRDN
   and Put, 3.65%, 10/01/13                                                     800,000      800,000
   Baptist Hospitals Project, Series B, Weekly VRDN and Put, 3.40%, 6/01/22     500,000      500,000
 North Carolina Medical Care Commission Revenue, Carol Woods Project, Daily
 VRDN and Put, 3.65%, 4/01/21                                                 2,300,000    2,300,000
                                                                                           ---------
 Total Short Term Investments (Cost $6,500,000)                                            6,500,000
                                                                                           ---------
 Total Investments (Cost $297,165,173) 100.1%                                            317,702,514
 Other Assets, less Liabilities  (0.1)%                                                    (253,582)
                                                                                           ---------
 Net Assets 100.0%                                                                      $317,448,932
                                                                                        ============

See glossary of terms on Page 120.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN  TAX-FREE  TRUST
Financial Highlights

FRANKLIN TEXAS TAX-FREE INCOME FUND
                                                                     YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------------------------------------
CLASS I                                                      1998    1997    1996*** 1995   1994
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.37  $11.58  $11.25  $11.72 $11.69
                                                              -------------------------------------
Income from investment operations:
 Net investment income                                           .62     .66     .67     .68    .69
 Net realized and unrealized gains (losses)                      .36   --        .34    (.49)   .03
                                                                  ---------------------------------
Total from investment operations                                 .98     .66    1.01     .19    .72
                                                                 ----------------------------------
Less distributions from:
 Net investment income                                          (.63)   (.67)   (.68)   (.66)  (.69)
 In excess of net investment income                             (.01)  --      --      --     --
 Net realized gains                                             (.03)   (.20)  --      --     --
                                                                --------------------------------
Total distributions                                             (.67)   (.87)   (.68)   (.66)  (.69)
                                                                ------------------------------------
Net asset value, end of year                                  $11.68  $11.37  $11.58  $11.25 $11.72
                                                              =====================================

Total return*                                                   8.91%   5.91%   9.15%   1.80%  6.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                            $130,578 $126,612 $129,702 $130,684 $148,684
Ratios to average net assets:
 Expenses                                                        .76%    .75%    .76%    .73%   .65%
 Net investment income                                          5.44%   5.70%   5.86%   6.05%  5.85%
Portfolio turnover rate                                        34.52%  35.57%  18.38%   6.36% 20.18%

CLASS II
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.49  $11.68  $11.27
                                                              ----------------------
Income from investment operations:
 Net investment income                                           .58     .60     .51
 Net realized and unrealized gains                               .35     .02     .40
                                                                 -------------------
Total from investment operations                                 .93     .62     .91
                                                                 -------------------
Less distributions from:
 Net investment income                                          (.58)1  (.61)   (.50)
 Net realized gains                                             (.03)   (.20)       --
Total distributions                                             (.61)   (.81)   (.50)
                                                                ---------------------
Net asset value, end of year                                  $11.81  $11.49  $11.68
                                                              ======================

Total return*                                                   8.31%   5.48%   8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                 $2,076    $740    $79
Ratios to average net assets:
 Expenses                                                       1.33%   1.32%   1.33%**
 Net investment income                                          4.79%   5.03%   5.23%**
Portfolio turnover rate                                        34.52%  35.57%  18.38%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***For the period May 1, 1995  (effective  date) to February  29, 1996 for Class
II. 1Includes distributions in excess of net investment income in the amount of $.001.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998

                                                                             PRINCIPAL
 FRANKLIN TEXAS TAX-FREE INCOME FUND                                           AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 107.7%
 Aldine ISD, Series A, 5.00%, 2/15/22                                       $ 5,300,000  $ 5,148,526
 Alliance Airport Authority, Inc., Special Facilities Revenue,
 American Airlines,  Inc. Project, 7.00%, 12/01/11                            2,250,000     2,675,790
 Austin Combined Utility System Revenue,
   Refunding, MBIA Insured, 5.50%, 5/15/14                                    1,325,000     1,367,758
   Series A, AMBAC Insured, 6.75%, 11/15/07                                     800,000       881,096
   Series A, Pre-Refunded, 8.00%, 11/15/16                                       50,000        55,894
 Bexar County Health Facilities Development Corp. Revenue, Refunding,
 Incarnate Word Health Services, FSA Insured, 6.00%, 11/15/15                 3,000,000     3,235,230
 Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24                         100,000       106,350
 Bexar Metropolitan Water District, Waterworks System Revenue,
 Refunding, MBIA Insured, 6.35%, 5/01/25                                      3,210,000     3,541,529
 Brazos Higher Education Authority Revenue, Student Loan, Inc.,
   Refunding, Series A-2, 6.80%, 12/01/04                                       825,000       897,212
   Series B-2, 8.25%, 6/01/23                                                 1,300,000     1,304,498
 Brazos River Authority, PCR, Collateralized, Series A, Texas Utilities
 Electric Co. Project, 7.875%, 3/01/21                                          500,000       550,750
 Brazos River Authority Revenue
   Houston Industries, Inc. Project, Series C, AMBAC Insured,
   5.125%, 5/01/19                                                            1,000,000       986,580
   Refunding, Collateralized, Houston Light and Power Co. Project,
 Series A, 7.625%, 5/01/19                                                      100,000       106,454
 Cameron County HFC, Collateralized Mortgage Obligation, Refunding,
 Series B, FGIC Insured, Pre-Refunded, 7.85%, 3/01/24                            80,000        85,103
 Castleberry ISD, Refunding, 6.00%, 8/15/25                                   2,000,000     2,134,940
 Cimarron MUD, Waterworks and Sewer System, Asset Guaranteed,
 Refunding, Combined Tax and Revenue, 7.50%, 3/01/15                          2,275,000     2,419,667
 Clinton ISD, Refunding, 7.00%, 3/01/15                                       4,000,000     4,119,840
 Comal County Health Facilities Development Corp. Revenue,
 Refunding, McKenna Memorial Hospital, FHA Insured, 7.375%, 1/15/21           1,750,000     1,886,920
 Coppell ISD, Refunding, 6.50%, 8/15/26                                       1,500,000     1,543,530
 Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 7/01/11  1,095,000     1,177,892
 Dallas Civic Center Convention Complex Revenue, Senior Lien, AMBAC Insured,
   7.00%, 1/01/10                                                             2,000,000     2,144,780
   Refunding, 6.75%, 1/01/12                                                  1,000,000     1,038,560
 Dallas-Ft. Worth International Airport Facilities Improvement Corp. Revenue,
   American Airlines, Inc., 8.00%, 11/01/24                                   1,000,000     1,103,110
   Delta Airlines, Inc., 7.625%, 11/01/21                                     2,000,000     2,228,080
   Refunding, American Airlines, Inc., 6.00%, 11/01/14                        2,000,000     2,138,920
 Dallas-Ft. Worth Regional Airport Revenue, Refunding, Joint Dallas-Ft. Worth
 International, MBIA Insured, 5.75%, 11/01/24                                 1,000,000     1,034,100
 Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10                                125,000       132,128
 Dallas Housing Corp., Capital Projects Revenue, Refunding, Section Eight,
 Assisted Projects, 7.70%, 8/01/05                                              500,000       525,930
 Denison Hospital Authority Revenue, Texoma Medical Center, Inc. Project,
 7.00%, 8/15/14                                                               1,250,000     1,392,000
 El Paso County HFC, SFMR, Refunding,
   Series 1988, GNMA Secured, 8.20%, 9/01/20                                     60,000        62,254
   Series A, 8.75%, 10/01/11                                                    540,000       586,478
 Ft. Worth HFC, HMR, Refunding, Series A, 8.50%, 10/01/11                       910,000       993,456
 Ft. Worth HFC, SFMR, GNMA Secured, 8.25%, 12/01/11                              25,000        25,910
 Gonzales County Hospital District GO, Refunding, MBIA Insured,
  7.65%, 2/15/07                                                                100,000       103,233
 Gulf Coast Waste Disposal Authority, PCR, Union Carbide Chemical
 and Plastic Co., 7.45%, 8/01/04                                              1,200,000     1,202,400
 Gulf Coast Waste Disposal Authority Revenue, Champion International Corp.,
 Series A, 6.875%, 12/01/28                                                   1,000,000     1,101,730
 Harris County Health Facilities Development Corp., Hospital Revenue,
   Pre-Refunded, Memorial Hospital System, AMBAC Insured, 7.00%, 6/01/12        225,000       238,127
   bRefunding, Memorial Hermann Hospital System Project, FSA Insured,
 5.00%, 6/01/18                                                               1,000,000       968,980
 Harris County Health Facilities Development Corp. Revenue, Herman
 Hospital Project, FSA Insured, 7.00%, 10/01/14                                 750,000       825,345
 Harris County MUD No. 208, Waterworks and Sewer System,
 Unlimited Tax, Pre-Refunded, 8.00%, 11/01/13                                    80,000        82,221
 Harris County Public Facilities Corp., Detention Facility Mortgage Revenue,
 Series 1988, MBIA Insured, Pre-Refunded, 7.75%, 12/15/07                        70,000        73,555
 Harrison County Health Facilities Development Corp., Hospital Revenue,
 Marshall Regional Medical Center Project, 5.50%, 1/01/18                     1,750,000     1,761,953
 Houston Water and Sewer System Revenue, Junior Lien, Refunding, Series A,
 MBIA Insured, 6.20%, 12/01/20                                                6,500,000     7,328,165
 Irving Hospital Authority Revenue, Irving Health Care System,
 Series 1990, FGIC Insured, Pre-Refunded, 7.25%, 7/01/15                        285,000       294,000
 Joshua ISD, Refunding, Series B, Pre-Refunded, 6.125%, 2/15/26                 100,000       102,253
 Keller Waterworks and Sewer System Revenue, Refunding,
 AMBAC Insured, Pre-Refunded, 7.70%, 1/01/10                                    125,000       129,036
 Laredo Airport, Certificates of Obligation, Limited Tax, AMBAC
 Insured, 7.00%, 8/01/09                                                        200,000       208,042
 Leon County PCR, Refunding, Nucor Corp. Project, Series A,
 7.375%, 8/01/09                                                              2,000,000     2,212,060
 Lower Colorado River Authority Revenue, Refunding, Series B,
 AMBAC Insured, 7.00%, 1/01/11                                                  205,000       223,885
 Matagorda County Navigation District No. 1, PCR, Central
 Power and Light Co. Project, Collateralized, 7.50%, 12/15/14               $ 1,200,000  $  1,303,836
   Refunding, Series E, MBIA Insured, 6.10%, 7/01/28                          1,500,000     1,567,470
 Matagorda County Navigation District No. 1 Revenue, Refunding,
   Houston Industrial, Inc. Project, Series A, MBIA Insured,
   5.25%, 11/01/29                                                            1,000,000       974,320
   Houston Lighting and Power Co., Series C, FGIC Insured, 7.125%, 7/01/19    1,500,000     1,587,240
 Mesquite Health Facilities Development, Refunding,
  Christian Retirement Facility, Series A, 6.40%,
   2/15/16                                                                    1,000,000     1,070,430
   2/15/20                                                                    2,000,000     2,140,860
 Montgomery County Library, Refunding, FGIC Insured, 6.75%,
   9/01/10                                                                      775,000       847,501
   9/01/11                                                                      825,000       898,673
 Nacogdoches IDA, Inc., PCR, Refunding, International Paper Co.
  Projects, Series A,  5.30%, 12/01/11                                        2,450,000     2,488,343
 North Central Health Facility Development Corp. Revenue, Refunding,
 C. C. Young Memorial Home Project,
   6.30%, 2/15/15                                                             1,530,000     1,634,836
   6.375%, 2/15/20                                                            2,785,000     3,002,871
 Nueces River Authority, Environmental Improvement Revenue,
 Refunding, Asarco, Inc. Project, 5.60%, 1/01/27                              6,000,000     6,066,720
 Panhandle-Plains Higher Education Authority, Inc., Student Loan Revenue,
 Series B, 8.75%, 6/01/23                                                     1,000,000     1,007,510
bPort Corpus Christi IDC Revenue, Refunding, Valero,
 Series C, 5.40%, 4/01/18                                                     2,000,000     2,000,000
bProsper ISD, Refunding, 5.00%, 8/15/27                                       1,000,000       956,930
 Red River Authority, PCR, Refunding, West Texas Utilities Co.,
 Public Service Co., Oklahoma Central Power and Light Co., MBIA Insured,
 6.00%, 6/01/20                                                               7,000,000     7,549,220
 Rio Hondo, ISD, Refunding, Series A, 5.00%, 3/01/24                          1,350,000     1,304,276
 Sabine River Authority, PCR, Refunding,
   Collateralized, Texas Utilities Electric Co. Project,
FGIC Insured, 6.55%, 10/01/22                                                 1,200,000     1,305,636
   Southwestern Electric Power, MBIA Insured, 6.10%, 4/01/18                  5,000,000     5,425,100
 San Antonio Electric and Gas Revenue, Refunding, 7.00%,
   2/01/09                                                                      100,000       104,146
   Pre-Refunded, 2/01/09                                                        150,000       156,509
 San Antonio Water Revenue, Prior Lien, Refunding, Series A,
  Pre-Refunded, 7.35%, 5/01/07                                                  300,000       306,210
 Tarrant County Health Facilities Development Corp., Health Systems
  Revenue, Harris Methodist Health, FGIC Insured, 6.00%, 9/01/24              4,000,000     4,336,080
 Texas City IDC, Marine Terminal Revenue, Refunding,
  ARCO Pipe Line Co. Project, 7.375%, 10/01/20                                   500,000      647,445
 Texas Housing Agency, Residential Development Revenue,
  Series A, 7.60%, 7/01/16                                                    1,410,000     1,477,031
 Texas State Department of Housing and Community Affairs, HMR,
  Refunding, Series A, GNMA Secured, 6.95%, 7/01/23                           1,615,000     1,758,364
 Texas State GO, Veterans Housing Assistance Fund I, Refunding,
  Series A, 6.15%, 12/01/25                                                   1,000,000     1,057,690
 Texas State Higher Education Coordinating Board, College
  Student Loan Revenue, Senior Lien, 7.70%, 10/01/25                          1,345,000     1,433,447
 Texas State Turnpike Authority Revenue, Dallas North Tollway,
  Pre-Refunded, Series 1990, AMBAC Insured, 7.125%, 1/01/15                   1,000,000     1,047,070
 Texas State Turnpike Authority Revenue, Mountain Creek Lake Bridge,
  7.00%, 1/01/07                                                                 25,000        25,775
 Texas Water Development Board Revenue, State Revolving, Senior Lien,
  Series A, 5.75%, 7/15/16                                                    3,275,000     3,454,732
 Texas Water Resources Finance Authority Revenue, 7.625%, 8/15/08               880,000       910,157
 Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23               2,000,000     2,096,440
 Travis County HFC, SFMR, GNMA Secured, 8.20%, 4/01/22                           55,000        57,310
 University of Texas Revenues, Refunding, Financing System,
   Series A, 7.00%, 8/15/07                                                     665,000       741,601
   Series B, 6.75%, 8/15/13                                                   1,300,000     1,426,957
 Van Alstyne ISD, Refunding, 5.95%, 8/15/29                                   1,885,000     2,008,222
 Waco Health Facilities Development Corp., Hospital Revenue,
  Hillcrest Baptist Medical Center Project, MBIA Insured, 7.125%, 9/01/14       500,000       548,520
 Webb County GO, Limited Tax, FSA Insured, Pre-Refunded, 7.25%, 2/15/09         160,000       165,263
 West Side Calhoun County Navigation District, Solid Waste Disposal Revenue,
  Union Carbide Chemical and Plastics Co. Project,
  8.20%, 3/15/21                                                              1,000,000      1,111,830
bWhitehouse ISD, Refunding, 5.00%, 2/15/23                                    1,000,000        970,830
 Wylie GO, ISD, Taylor County, Refunding, 7.00%, 8/15/24                      1,000,000      1,212,750
 Ysleta GO, ISD, Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.10%, 8/15/05     200,000        209,402
                                                                                             ---------
 Total Long Term Investments (Cost $125,807,194)                                           134,881,803
                                                                                           -----------
aSHORT TERM INVESTMENTS .7%
 Brazos River Authority, Revenue, Refunding, Houston Lighting and Power Co.,
  Series 1977, AMBAC Insured, VRDN and Put,
  3.65%, 11/1/18                                                              $ 700,000      $ 700,000
 Gulf Coast Waste Disposal Authority, PCR, Refunding, AMOCO Oil Co. Project,
  Daily VRDN and Put, 3.65%, 10/01/17                                           100,000        100,000
 Harris County, IDC, Solid Waste Disposal Revenue,Exxon Project,
  Daily VRDN and Put 3.60%, 4/01/32                                             100,000        100,000
 Lone Star Airport Improvement Authority, Inc. Revenue, Multiple Mode,
  American Airlines, Series B-1, Daily VRDN and Put,
  3.70%, 12/01/14                                                               100,000        100,000
                                                                                               -------
 TOTAL SHORT TERM INVESTMENTS (COST $1,000,000)                                              1,000,000
                                                                                             ---------
 TOTAL INVESTMENTS (COST $125,807,194) 102.4%                                              135,881,803
 OTHER ASSETS, LESS LIABILITIES (2.4%)                                                     (3,228,534)
                                                                                           -----------
 NET ASSETS 100.0%                                                                        $132,653,269
                                                                                          ============

See glossary of terms on Page 120.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN  TAX-FREE  TRUST
Financial Highlights

FRANKLIN VIRGINIA TAX-FREE INCOME FUND
                                                                     YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------------------------------------
CLASS I                                                      1998    1997    1996*** 1995    1994
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.65  $11.72  $11.33  $11.82 $11.69
                                                              -------------------------------------
Income from investment operations:
 Net investment income                                           .62     .65     .66     .66    .67
 Net realized and unrealized gains (losses)                      .35    (.07)    .38    (.50)   .14
                                                                 ----------------------------------
Total from investment operations                                 .97     .58    1.04     .16    .81
                                                                 ----------------------------------
Less distributions from:
 Net investment income                                          (.64)   (.64)   (.65)   (.65)  (.68)
 Net realized gains                                             (.10)   (.01)    --      --     --
                                                                -----------------------------------
Total distributions                                             (.74)   (.65)   (.65)   (.65)  (.68)
                                                                ------------------------------------
Net asset value, end of year                                  $11.88  $11.65  $11.72  $11.33 $11.82
                                                              =====================================

Total return*                                                   8.53%   5.15%   9.41%   1.56%  6.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                              $332,199 $287,172 $271,396 $255,965 $260,913
Ratios to average net assets:
 Expenses                                                        .69%    .69%    .69%    .69%   .62%
 Net investment income                                          5.29%   5.56%   5.66%   5.86%  5.65%
Portfolio turnover rate                                        12.90%  19.25%  12.72%  21.73%  6.86%

CLASS II
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.71  $11.77  $11.35
                                                              ----------------------
Income from investment operations:
 Net investment income                                           .57     .58     .49
 Net realized and unrealized gains (losses)                      .34    (.05)    .41
                                                                 -------------------
Total from investment operations                                 .91     .53     .90
                                                                  ------------------
Less distributions from:
 Net investment income                                          (.57)   (.58)   (.48)
 Net realized gains                                             (.10)   (.01)     --
                                                                --------------------
Total distributions                                             (.67)   (.59)   (.48)
                                                                ---------------------
Net asset value, end of year                                  $11.95  $11.71  $11.77
                                                              ======================
Total return*                                                   7.97%   4.61%   8.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                $13,186 $6,674  $2,050
Ratios to average net assets:
 Expenses                                                       1.25%   1.25%   1.26%**
 Net investment income                                          4.72%   4.94%   5.06%**
Portfolio turnover rate                                        12.90%  19.25%  12.72%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized ***For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998
                                                                               PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                         AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 100.1%
 Albermarle County IDA Revenue, Refunding, Martha Jefferson
 Hospital, 5.875%, 10/01/13                                                  $ 5,000,000   $ 5,285,750
 Albermarle County IDA Revenue, University of Virginia Health
 ServicesFoundation, 6.50%, 10/01/22                                          1,125,000      1,215,945
 Alexandria IDA Revenue, Alexandria/Arlington Waste Resource
 Recovery, 7.40%, 1/01/08                                                     1,690,000      1,706,038
 Arlington County GO, 6.00%, 8/01/13                                          2,085,000      2,267,959
 Arlington County IDA, Hospital Facility Revenue, Arlington Hospital,
 Series A, Pre-Refunded, 7.125%, 9/01/21                                      2,000,000      2,234,520
 Ashland GO, Refunding, Pre-Refunded, 7.75%, 8/01/12                            100,000        103,618
 Augusta County IDA Revenue, Augusta Hospital Corp. Project,
   AMBAC Insured, 6.625%, 9/01/12                                             1,000,000      1,097,340
   Pre-Refunded, 7.00%, 9/01/21                                               2,000,000      2,223,000
 Bedford County GO, Series A, FGIC Insured, 5.35%, 12/15/17                   1,250,000      1,276,600
 Bedford County IDA Revenue, Refunding, Nekoosa Packaging Corp.
 Project, 5.60%, 12/01/25                                                     7,000,000      7,084,560
 Blacksburg Polytechnic Institute, Sanitation Authority Sewer System Revenue,
 6.25%, 11/01/12                                                              1,230,000      1,309,987
 Chesapeake Hospital Authority Facilities Revenue, Chesapeake General Hospital,
   8.20%, 7/01/05                                                             2,500,000      2,747,450
   BIG Insured, Pre-Refunded, 7.625%, 7/01/18                                   450,000        464,747
 Chesapeake IDA, Nursing Home Revenue, Sentara Life Care Corp.
 Project, 8.00%, 11/01/17                                                       230,000        240,582
 Chesapeake IDA, Public Facilities, Lease Revenue, Chesapeake
 Jail Project, MBIA Insured, 6.00%, 6/01/12                                   3,940,000      4,281,874
 Covington-Alleghany County IDA, PCR, Refunding, Westvaco Corp.
 Project, 6.65%, 9/01/18                                                      5,000,000      5,602,050
 Danville COP, Social Services, Pre-Refunded, 7.625%, 4/01/13                 2,000,000      2,241,280
 Danville GO, Series 1991, 6.75%,
   2/01/10                                                                      655,000        707,348
   2/01/11                                                                      705,000        761,950
 Danville IDA, Hospital Revenue, Danville Regional Medical Center,
 Refunding, FGIC Insured, 6.50%, 10/01/24                                     5,000,000      5,507,800
 Danville IDA, Solid Waste Disposal Revenue, International
  Paper Co., 6.50%, 3/01/19                                                     500,000        554,945
 Fairfax County EDA, Parking Revenue, Huntington Metrorail,
  Pre-Refunded, 7.00%, 9/01/10                                                1,000,000      1,090,340
 Fairfax County EDA, Resource Recovery Revenue, Ogden Martin
 System of Fairfax, Inc. Project, Series A, 7.75%, 2/01/11                    1,500,000      1,590,495
 Fairfax County IDA Revenue, Health Care, Inova Health
  System Project, 6.00%, 8/15/26                                              5,000,000      5,356,600
 Fairfax County Redevelopment and Housing Authority, MFHR,
   Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27                      4,700,000      5,081,076
   Refunding, Paul Spring Center, Series A, FHA Insured, 5.90%, 6/15/17       1,000,000      1,062,800
   Refunding, Paul Spring Center, Series A, FHA Insured, 6.00%, 12/15/28      1,000,000      1,062,460
 Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28                  6,500,000      7,048,275
 Frederick County IDA, Lease Revenue, Government
  Complex Facilities Project,  MBIA Insured, 6.50%, 12/01/09                  2,040,000      2,310,137
 Fredericksburg IDA, Hospital Facilities Revenue, Refunding,
  Medicorp Health System Obligation, AMBAC Insured, 5.25%,
   6/15/16                                                                    1,860,000      1,883,548
   6/15/23                                                                    5,000,000      4,985,650
 Fredericksburg IDA Revenue, Crossover Refunding, Mary Washington Hospital,
 AMBAC Insured, Pre-Refunded, 7.80%, 7/01/14                                    165,000        170,499
 Front Royal and Warren County IDA Revenue, Refunding, Mortgage,
 Heritage Hall No. 13, FHA Insured, 8.25%, 7/15/05                               25,000         25,529
 Guam Airport Authority Revenue, Refunding, Series A,
   6.375%, 10/01/10                                                             830,000        903,422
   6.50%, 10/01/23                                                            1,000,000      1,101,730
 Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric
 Cooperative Project, 6.50%, 12/01/12                                         3,000,000      3,244,320
 Halifax County IDA, Hospital Revenue, Refunding, Halifax Regional
 Hospital, Inc., 5.25%, 9/01/17                                                 400,000        394,240
 Hampton Redevelopment and Housing Authority, Senior Living
 Association Revenue, Refunding, Series A, GNMA Secured,
 6.00%, 1/20/26                                                               1,060,000      1,128,794
 Hampton Roads Medical College General Revenue, Refunding,
 Series A, 6.875%, 11/15/16                                                   1,500,000      1,636,275
 Hampton Roads Regional Jail Authority, Jail Facilities Revenue,
 Series A, MBIA Insured, 5.00%, 7/01/28                                      10,000,000      9,770,300
 Hanover County IDA, Hospital Revenue, Bon Secours Health Systems
 Projects, MBIA Insured, 5.50%, 8/15/25                                       1,000,000      1,020,640
 Hanover County Water and Sewer System Revenue, MBIA Insured,
 5.25%, 2/01/26                                                               4,175,000      4,187,567
 Henrico County IDA, Hospital Facilities Revenue, Bon Secours
 Health System, St. Mary's Hospital, Series A, Pre-Refunded,
  7.875%, 8/15/18                                                               275,000        285,530
 Henrico County IDA Revenue,
  Bon Secours, Maryview Nursing Center, Series B, Pre-Refunded,
  7.625%, 8/15/18                                                               250,000        259,298
   Solid Waste, Browning-Ferris Industries, South Atlantic, Inc.,
   Series A, 5.875%, 3/01/17                                                  1,000,000      1,059,270
 Henry County IDA, Hospital Revenue, Refunding, Memorial
 Hospital of Martinsville and Henry, 6.00%, 1/01/27                           1,250,000      1,327,888
 Leesburg Utilities System Revenue, MBIA Insured, Refunding,
 5.125%, 7/01/22                                                              3,750,000      3,751,313
 Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center,
  FSA Insured, 5.80%,
   6/01/20                                                                  $ 2,000,000$     2,104,980
   6/01/26                                                                    3,000,000      3,146,190
 Loudoun County Sanitation Authority, Water and Sewer Revenue, FGIC Insured,
   Refunding, 5.125%, 1/01/26                                                 2,500,000      2,486,950
   Refunding, 5.125%, 1/01/30                                                 5,250,000      5,221,020
   Series 96, 5.25%, 1/01/26                                                  6,500,000      6,515,470
   Series 96, 5.25%, 1/01/30                                                  1,000,000      1,002,380
 Lynchburg IDA, Hospital Facilities Revenue, Refunding, First Mortgage,
 Central Health, Inc., 8.125%, 1/01/16                                          190,000        196,243
 Lynchburg Redevelopment and Housing Authority Revenue, Refunding,
 Waldon Pond III, Series A, GNMA Secured, 6.20%, 7/20/27                      1,000,000      1,076,550
 Manassas IDA, Hospital Revenue, Prince William Hospital, Pre-Refunded,
 8.125%, 4/01/19                                                                500,000        532,530
 Mecklenburg County IDA Revenue, Exempt Facility, Series A, 7.35%, 05/01/08   4,500,000      4,820,040
 Metropolitan Washington D.C. Airports, General Airport Authority Revenue,
   Series A, 7.60%, 10/01/14                                                  1,000,000      1,094,160
   Series A, 5.375%, 10/01/23                                                 3,985,000      4,034,494
   Series B, 5.75%, 10/01/20                                                  6,000,000      6,287,460
 Newport News IDA, Mortgage Revenue, Mennowood Communities, Inc.,
 Series A, GNMA Secured, 6.25%, 8/01/36                                       3,000,000      3,238,800
 Newport News Redevelopment and Housing Authority Revenue, Refunding,
 Series A, GNMA Secured, 5.85%, 12/20/30                                      1,250,000      1,288,563
 Norfolk GO, MBIA Insured, 5.75%, 6/01/14                                     2,075,000      2,207,696
 Norfolk IDA Revenue,
   Children's Hospital of the Kings' Daughters, Inc.,
     Series A, 8.375%, 6/01/12                                                   50,000         51,130
   Children's Hospital of the Kings' Group, Inc., AMBAC Insured, Pre-Refunded,
 7.00%, 6/01/11                                                               3,000,000      3,325,530
   Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26    4,000,000      3,999,840
   Medical Center Hospital Project, Series A, 7.00%, 11/01/07                    20,000         20,104
 Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27                 4,475,000      4,634,042
 Norfolk Water Revenue,
   AMBAC Insured, 5.375%, 11/01/23                                            1,500,000      1,514,400
   MBIA Insured, 5.875%, 11/01/20                                             7,000,000      7,453,040
   MBIA Insured, 5.90%, 11/01/25                                              5,900,000      6,269,812
 Northern Virginia  Transportation  District Commission,
  Commuter Rail Revenue, Railway Express Project,
  FSA Insured,  7.00%, 7/01/05                                                  360,000        389,786
Peninsula Airport Commission Revenue, Airport Improvement,
  7.25%,  7/15/11                                                             1,000,000      1,088,650
Peninsula Ports Authority,  Coal Terminal Revenue,  Refunding,  Coal
 Terminal  Association  Project,  7.375%,  6/01/20                            5,480,000      6,082,416
Peninsula  Ports Authority,  Health Care Facilities Revenue, Refunding, Bon
 Secours Health  System,  Series A, MBIA Insured,  5.25%,  8/15/23            1,500,000      1,505,070
Peninsula Ports Authority,  Hospital  Facility  Revenue,  Refunding,
 Whittaker  Memorial Hospital  Project,  FHA Insured,  8.70%,  8/01/23           50,000         51,125
Peninsula Ports
 Authority  Revenue,  Refunding,  Riverside  Health  System  Project,
 Series A, 6.625%,  7/01/18                                                   6,000,000      6,486,000
Portsmouth,  FGIC Insured,  5.25%, 8/01/21
 1,000,000  1,009,530 Prince William County IDA,  Hospital  Revenue,
 Refunding,  Potomac Hospital Corp., FSA Insured, 5.00%, 10/01/25             3,500,000      3,412,920
Prince William  County  Service  Authority  Water &
 Sewer  Revenue,  Refunding,  FGIC Insured,  5.10%, 7/01/22                   3,590,000      3,589,713
Puerto Rico Commonwealth  Aqueduct and Sewer Authority Revenue,
 Series A, Pre-Refunded,  7.90%, 7/01/07                                      1,000,000      1,033,990
 Puerto  Rico  Commonwealth  Highway  and  Transportation  Authority,
 Highway  Revenue,  Series Y, 6.00%,  7/01/22                                 2,000,000      2,127,780
Puerto Rico
 Commonwealth Highway Authority Revenue, Pre-Refunded,
   Series P, 8.125%, 7/01/13                                                    225,000        232,772
   Series Q, 8.00%, 7/01/18                                                   1,000,000      1,111,330
 Puerto Rico Commonwealth Industrial Development Co., General
 Purpose Revenues, Series B, 5.375%, 7/01/16                                  2,800,000      2,852,836
 Puerto Rico Commonwealth Infrastructure Financing Authority,
  Special Tax Revenue, Series A,
   7.90%, 7/01/07                                                               350,000        361,662
   7.75%, 7/01/08                                                               750,000        773,895
 Puerto Rico Commonwealth Public Improvement GO, Pre-Refunded,
  Series A, 7.75%, 7/01/13                                                       75,000         77,513
 Puerto Rico Electric Power Authority Revenue,
   Refunding, Series M, Pre-Refunded, 8.00%, 7/01/08                            600,000        620,586
   Refunding, Series Z, 5.25%, 7/01/21                                        1,500,000      1,505,310
   Series P, Pre-Refunded, 7.00%, 7/01/21                                     1,500,000      1,668,465
 Puerto Rico HFC Revenue,
   FHA Mortgage Insured, Sixth Portfolio, Section 8, Pre-Refunded,
   7.75%, 12/01/26                                                               20,000         24,748
   MFMR,  Portfolio 1, Series A, 7.50%,  4/01/22                              2,460,000      2,592,594
 Puerto Rico HFC, SFMR, Portfolio 1, Series B, GNMA Secured,
 7.65%, 10/15/22                                                                230,000        244,692
 Puerto Rico Industrial, Medical and Environmental Facilities,
  PCFA Revenue, Baxter Travenol Labs., Series A, 8.00%, 9/01/12               $ 300,000      $ 314,958
  Upjohn Co. Project, 7.50%, 12/01/23                                           250,000        264,470
 Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded,
  8.25%, 7/01/08                                                                185,000        191,464
 Puerto Rico Telephone Authority Revenue, Series L, 6.125%, 1/01/22           5,000,000      5,318,950
 Richmond Metropolitan Authority, Expressway Revenue,
   Refunding, Series A, FGIC Insured, 6.375%, 7/15/16                         2,500,000      2,697,950
   Series B, FGIC Insured, 6.25%, 7/15/22                                     5,000,000      5,338,800
 South Boston IDA Revenue, Halifax-Community Hospital, Inc. Project,
  Pre-Refunded, 7.375%, 9/01/11                                               4,250,000      4,775,215
 Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
   5.25%, 6/01/22                                                             1,500,000      1,504,920
   GO, 5.40%, 6/01/27                                                         8,800,000      8,932,616
 Staunton IDA, Facilities Revenue, Mary Baldwin College, Series B,
  Pre-Refunded, 8.00%, 11/01/17                                                 895,000      1,010,231
 Suffolk IDA Revenue, Louise Obici Memorial Hospital,
  Pre-Refunded, 7.875%, 1/01/05                                                 275,000        289,603
 Tazewell County IDA, Lease Revenue, Courthouse Project, MBIA Insured,
   5.25%, 1/01/17                                                             1,250,000      1,260,175
   5.30%, 1/01/27                                                               500,000        502,415
 Virginia College Building Authority, Educational Facilities Revenue,
   Marymount University Project, 7.00%, 7/01/22                               1,750,000      1,918,455
   Refunding, Washington and Lee University Project, 5.75%, 1/01/19           2,345,000      2,445,202
   Refunding, Washington and Lee University Project, 5.80%, 1/01/24           3,500,000      3,649,275
   Twenty-first Century College Program, 5.25%, 8/01/16                       1,000,000      1,023,300
 Virginia Polytechnic Institute Revenue, Dormitory and Dining Hall,
 BIG Insured, 7.00%, 6/01/09                                                    900,000        950,463
 Virginia Port Authority Revenue, Commonwealth Port Fund, 8.20%, 7/01/08        400,000        413,576
 Virginia Port Authority Revenue, MBIA Insured, 5.50%, 7/01/24                4,250,000      4,354,083
 Virginia State HDA, Commonwealth Mortgage,
   Series A, 7.10%, 1/01/17                                                   1,000,000      1,057,440
   Series A, 7.15%, 1/01/33                                                   5,500,000      5,815,865
   Series A-1, 8.10%, 1/01/17                                                     5,000          5,131
   Series B-3, 7.375%, 7/01/17                                                   45,000         47,104
   Series B-3, 6.80%, 1/01/27                                                 2,000,000      2,117,320
   Series B-4, 6.85%, 7/01/17                                                 5,000,000      5,223,500
   Series B-4, 6.55%, 1/01/27                                                 1,000,000      1,085,300
   Series C, Sub-Series C-3, 6.00%, 1/01/17                                   2,000,000      2,124,760
   Series D-1, 6.40%, 7/01/17                                                 4,810,000      5,160,216
   Series D-2, 7.35%, 7/01/17                                                   155,000        158,129
   Series H-2, 6.55%, 1/01/27                                                 2,000,000      2,105,260
 Virginia State HDA, MF Housing,
   bSeries C, 5.30%, 11/01/16                                                 2,830,000      2,830,000
   bSeries C, 5.30%, 11/01/17                                                 2,980,000      2,980,000
   Series F, 7.10%, 5/01/13                                                   9,000,000      9,625,230
   Series H, 5.55%, 5/01/15                                                   2,000,000      2,029,880
 Virginia State Resources Authority, Sewer System Revenue, Refunding,
 Harrisonburg Rockingham Region, Series A, Pre-Refunded,  6.00%, 5/01/22      2,000,000      2,170,100
 Virginia State Resources Authority, Water and Sewer System Revenue,
   Lot #7, Rapidan Service Authority, Pre-Refunded, 7.125%, 10/01/16          1,000,000      1,049,050
   Pooled Loan Program, Series A, 7.35%, 11/01/16                               400,000        409,896
   Pooled Loan Program, Series A, 7.45%, 11/01/16                               100,000        102,489
   Pooled Loan Program, Series A, Pre-Refunded, 7.35%, 11/01/16                 190,000        204,360
   Pooled Loan Program, Series A, Pre-Refunded, 7.85%, 11/01/17                 100,000        106,535
 Virginia State Resources Authority, Water and Sewer Systems Revenue,
  Refunding, Rapidan Service Authority, 5.30%, 10/01/18                       1,610,000      1,629,384
 Virginia State Resources Authority, Water System Revenue,
   Refunding, Series A, 6.125%, 4/01/19                                       1,000,000      1,036,120
   Series 1988, Pre-Refunded, 7.875%, 10/01/18                                   85,000         88,695
 Virginia State Transportation Board, Transportation Contract Revenue,
   Refunding,  U.S. Route 28 Project,  6.50%,  4/01/18                        9,000,000      9,756,900
 U.S. Route 58 Corridor Development Program, Pre-Refunded,
  6.00%, 5/15/19                                                              2,500,000      2,561,175
 Virginia  State  Transportation  Board,   Transportation  Contract
   Revenue, (cont.)
 Washington County IDA, College Facilities Revenue, Emory
  and Henry College Project, 6.375%, 4/01/23                                $ 3,295,000    $ 3,497,543
 Washington County IDA, Hospital Facilities Revenue, First Mortgage,
  Johnston Memorial Hospital, 7.00%, 7/01/22                                  3,000,000      3,302,370
 West Point IDA, Solid Waste Disposal Revenue, Refunding, Chesapeake
  Corp. Project, Series B, 6.25%, 3/01/19                                     5,450,000      5,874,118
 Winchester IDA, Educational Facilities Revenue, Refunding, First Mortgage,
  Shenandoah University Project, Asset Guaranteed, 6.80%, 10/01/24            2,000,000      2,242,800
                                                                                             ---------
 TOTAL LONG TERM INVESTMENTS (COST $323,701,677)                                           345,570,937
                                                                                           -----------
aSHORT TERM INVESTMENTS .6%
 Peninsula Ports Authority, Coal Terminal Revenue, DATES, Dominion
  Terminal Project, Series C, Refunding, Daily VRDN and Put,
  3.60%, 7/01/16                                                                300,000        300,000
 Puerto Rico Commonwealth Government Development Bank, Refunding,
  MBIA Insured, Weekly VRDN and Put, 2.90%,12/01/15                             100,000        100,000
 Roanoke IDA, Hospital Revenue Carilion Health System, Series B, Daily
  VRDN and Put, 3.70%, 7/01/27                                                  900,000        900,000
 Southhampton County IDA Revenue, Various Exempt Facilities,
  Hadson Power, Series 11-A, Daily VRDN and Put, 3.85%, 4/01/15                 800,000        800,000
                                                                                               -------
 TOTAL SHORT TERM INVESTMENTS (COST $2,100,000)                                              2,100,000
                                                                                             ---------
 TOTAL INVESTMENTS (COST $325,801,677) 100.7%                                              347,670,937
 OTHER ASSETS, LESS LIABILITIES (.7%)                                                       (2,285,459)
                                                                                            -----------
 NET ASSETS 100.0%                                                                        $345,385,478
                                                                                          ============

See glossary of terms on page 120.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specificied dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis. FRANKLIN TAX-FREE TRUST STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998


GLOSSARY OF TERMS
-------------------------------------------------------------------------------

AMBAC    -  American Municipal Bond Assurance Corp.
BIG      -  Bond Investors Guaranty Insurance Co.
            (acquired by MBIA in 1989 and no longer does
            business under this name).
CDA      -  Community Development Authority/Agency
COP      -  Certificate of Participation
DATES    -  Demand Adjustable Tax-Exempt Securities
EDA      -  Economic Development Authority
EDC      -  Economic Development Corp.
EDR      -  Economic Development Revenue
ETM      -  Escrow to Maturity
FGIC     -  Financial Guaranty Insurance Co.
FHA      -  Federal Housing Authority/Agency
FNMA     -  Federal National Mortgage Association
FSA      -  Financial Security Assistance
GNMA     -  Government National Mortgage Association
GO       -  General Obligation
HDA      -  Housing Development Authority/Agency
HDC      -  Housing Development Corp.
HFA      -  Housing Finance Authority/Agency
HFAR     -  Housing Finance Authority Revenue
HFC      -  Housing Finance Corp.
IDA      -  Industrial Development Authority/Agency
IDAR     -  Industrial Development Authority Revenue
IDB      -  Industrial Development Board
IDR      -  Industrial Development Revenue
ISD      -  Independent School District
L.P.     -  Limited Partnership
MBIA     -  Municipal Bond Investors Assurance Corp.
MF       -  Multi-Family
MFHR     -  Multi-Family Housing Revenue
MFMR     -  Multi-Family Mortgage Revenue
MFR      -  Multi-Family Revenue
MUD      -  Municipal Utility District
PBA      -  Public Building Authority
PCR      -  Pollution Control Revenue
PUD      -  Public Utility District
RDA      -  Redevelopment Agency
RMR      -  Residential Mortgage Revenue
SF       -  Single Family
SFHR     -  Single Family Housing Revenue
SFMR     -  Single Family Mortgage Revenue
SFR      -  Single Family Revenue
SFRMR    -  Single Family Residential Mortgage Revenue
UHSD     -  Unified High School District
USD      -  Unified School District

FRANKLIN TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998

                                    FRANKLIN          FRANKLIN          FRANKLIN       FRANKLIN         FRANKLIN
                              ALABAMA TAX-FREE  FLORIDA TAX-FREE  GEORGIA TAX-FREE KENTUCKY TAX-FREE LOUISIANA TAX-FREE
                                 INCOME FUND       INCOME FUND         INCOME FUND     INCOME FUND      INCOME FUND
-------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost                          $207,787,674      $1,563,617,763      $147,039,668  $49,745,406     $129,681,075
                                ================================================================================
  Value                          223,153,265       1,684,102,808       156,923,877   53,120,718      138,954,233
 Cash                                314,558             481,309            76,837      352,455           66,243
 Receivables:
  Investment securities sold              --           1,945,000            --            --             185,754
  Capital shares sold                229,154           2,096,442            94,676      102,511          255,171
  Interest                         3,664,676          30,146,209         2,264,102      762,642        2,379,706
  Affiliates                              --             --            --                12,109            --
                               ----------------------------------------------------------------------------------
      Total assets               227,361,653       1,718,771,768       159,359,492   54,350,435      141,841,107
                               ----------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased        --            6,825,623           --           --             1,932,696
1,932,696
  Capital shares redeemed            215,939             580,790           126,243        1,000          116,015
  Affiliates                         161,005           1,028,707           119,196       17,445           99,084
  Shareholders                       235,737           2,056,787           135,057       46,308          117,349
 Distributions to shareholders       284,061           2,121,990           216,888       67,281          177,323
 Other liabilities                    13,386              62,393            13,147        7,671            8,057
                                ---------------------------------------------------------------------------------
      Total liabilities              910,128           12,676,290          610,531      139,705        2,450,524
                                ---------------------------------------------------------------------------------
       Net assets, at value     $226,451,525       $1,706,095,478     $158,748,961  $54,210,730     $139,390,583
                               =================================================================================
Net assets consist of:
 Undistributed net investment
 income                            $ 28,029            $ --                $--         $ 23,121     $    175,633
 Accumulated distributions in
excess of  net investment income        --             (1,372,701)         (14,581)         --            --
 Net unrealized appreciation      15,365,591          120,485,045        9,884,209    3,375,312        9,273,158
 Accumulated net realized
 gain (loss)                         307,701            (727,155)          203,959     (920,541)      (1,454,481)
 Capital shares                  210,750,204          1,587,710,289    148,675,374   51,732,838      131,396,273
                               ----------------------------------------------------------------------------------
      Net assets, at value      $226,451,525         $1,706,095,478   $158,748,961  $54,210,730     $139,390,583
                               ==================================================================================
Class I:
 Net assets, at value           $216,982,113         $1,650,068,048   $149,641,981  $54,210,730     $134,921,962
                               ==================================================================================
 Shares outstanding               18,110,125            139,068,974     12,343,294    4,734,902       11,618,476
                               ==================================================================================
 Net asset value per share*           $11.98                 $11.87         $12.12       $11.45           $11.61
                               ==================================================================================
 Maximum offering price per
 share
 (net asset value per
  share / 95.75%)                      $12.51                $12.40         $12.66       $11.96           $12.13
                               ==================================================================================
Class II:
 Net assets, at value             $ 9,469,412          $ 56,027,430    $ 9,106,980           --       $ 4,468,621
                               ===================================================================================
 Shares outstanding                   786,748             4,685,874        747,179           --           382,710
                               ===================================================================================
 Net asset value per share*            $12.04                $11.96         $12.19           --            $11.68
                               ===================================================================================
 Maximum offering price per
 share (net asset value per
 share / 99.00%)                        $12.16               $12.08         $12.31           --            $11.80
                               ===================================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 1998

                                   FRANKLIN          FRANKLIN          FRANKLIN       FRANKLIN         FRANKLIN
                              ALABAMA TAX-FREE  FLORIDA TAX-FREE  GEORGIA TAX-FREE KENTUCKY TAX-FREE LOUISIANA TAX-FREE
                                 INCOME FUND       INCOME FUND         INCOME FUND     INCOME FUND      INCOME FUND
-------------------------------------------------------------------------------------------------------------------------

Assets:
 Investments in securities:
  Cost                          $208,920,163      $303,607,634        $297,165,173   $126,807,194        $325,801,677
                               ========================================================================================
  Value                          223,146,111   325,809,661            317,702,514     135,881,803         347,670,937
 Cash                                385,549     1,181,802                124,934        236,289             659,185
 Receivables:
  Investment securities sold              --     1,636,250                215,000         15,441             663,000
  Capital shares sold                222,469       449,614                813,857         26,071             293,812
  Interest                         3,613,972     4,813,069              4,871,616      1,902,793           5,053,118
                                   ----------------------------------------------------------------------------------
      Total assets               227,368,101   333,890,396            323,727,921    138,062,397         354,340,052
                                 -------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities
  purchased                        2,989,696    14,721,648              4,144,499     4,940,763            7,800,433
  Capital shares redeemed            188,318        74,573              1,196,693        51,572              169,801
  Affiliates                         161,223       197,116                228,323        91,309              207,831
  Shareholders                       228,427       404,556                312,687       148,205              334,144
 Distributions to shareholders       267,151       383,441                378,780       165,139              421,984
 Other liabilities                    14,035        19,506                 18,007        12,140               20,381
                               -------------------------------------------------------------------------------------
      Total liabilities            3,848,850    15,800,840              6,278,989     5,409,128            8,954,574
                               -------------------------------------------------------------------------------------
       Net assets, at value     $223,519,251  $318,089,556           $317,448,932  $132,653,269         $345,385,478
                               =====================================================================================
Net assets consist of:
 Undistributed net investment
 income                            $--        $    487,303            $    56,799        $--             $   194,415
 Accumulated distributions
  in excess of
 net investment income               (43,595)          --              --              (123,363)                 --
 Net unrealized appreciation      14,225,948    22,202,027             20,537,341     9,074,609           21,869,260
 Accumulated net
  realized gain (loss)               290,235       860,224             (1,379,683)    1,688,796              548,232
 Capital shares                  209,046,663   294,540,002            298,134,475   122,013,227           22,773,571
                               --------------------------------------------------------------------------------------
      Net assets, at value      $223,519,251  $318,089,556           $317,448,932  $132,653,269          $345,385,478
                               =======================================================================================
 Net assets, at value           $213,004,743  $308,044,789           $297,406,275  $130,577,658          $332,199,196
                               =======================================================================================
 Shares outstanding               18,301,302    25,192,819             24,552,795    11,183,221            27,973,723
                               =======================================================================================
 Net asset value per share*           $11.64        $12.23                 $12.11        $11.68                $11.88
                               =======================================================================================
 Maximum offering price
  per share (net asset value
  per share / 95.75%)                 $12.16        $12.77                 $12.65       $12.20                 $12.41
                               ======================================================================================
Class II:
 Net assets, at value           $ 10,514,508  $ 10,044,767           $ 20,042,657  $ 2,075,611           $ 13,186,282
                                =====================================================================================
 Shares outstanding                  896,787       818,701              1,645,295      175,794              1,103,630
                               ======================================================================================
 Net asset value per share*            $11.72      $12.27                  $12.18       $11.81                 $11.95
                               ======================================================================================
 Maximum offering price per
  share (net asset value
  per share / 99%)                     $11.84      $12.39                  $12.30       $11.93                $12.07
                               ======================================================================================
*Redemption  price is equal to net asset  value less any  applicable  contingent deferred sales charge.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1998

                                    FRANKLIN     FRANKLIN       FRANKLIN    FRANKLIN    FRANKLIN
                                    ALABAMA       FLORIDA        GEORGIA    KENTUCKY    LOUISIANA
LOUISIANA TAX-FREE                 TAX-FREE       TAX-FREE       TAX-FREE   TAX-FREE     TAX-FREE
                                  INCOME FUND  INCOME FUND   INCOME FUND   INCOME FUND  INCOME FUND
-----------------------------------------------------------------------------------------------------
Investment income:
 Interest                        $12,946,566  $ 96,021,683  $ 8,995,452   $2,782,662  $ 7,874,134
-----------------------------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)          1,189,527     7,419,693      872,451      304,904      758,170
 Distribution fees (Note 3)
  Class I                            177,622     1,358,753      128,634       46,413      104,607
  Class II                            49,982       258,435       39,271           --       23,717
 Transfer agent fees (Note 3)         79,465       470,576       69,199       19,148       48,685
 Custodian fees                        2,216        16,703        1,599          515        1,325
 Reports to shareholders              35,295       209,406       25,934        7,634       19,651
 Registration and filing fees          5,540        49,766        6,319        1,857        2,784
 Professional fees                     6,055        37,687        4,403        2,148        3,973
 Trustees' fees and expenses           2,333        17,137        1,625          514        1,366
 Other                                15,512        68,370       16,344        9,317       10,990
                               ------------------------------------------------------------------
      Total expenses               1,563,547     9,906,526    1,165,779      392,450      975,268
       Expenses waived/paid
       by affiliate
       (Note 3 )                          --            --           --     (223,704)          --
        Net expenses               1,563,547     9,906,526    1,165,779      168,746      975,268
                               ------------------------------------------------------------------
         Net investment income    11,383,019   86,115,157    7,829,673    2,613,916     6,898,866
                               ------------------------------------------------------------------

Realized and unrealized gains:
 Net realized gain from
 investments                       1,367,201    3,659,832    1,121,637      224,890       999,780
 Net unrealized appreciation
 on investments                    5,167,385   37,696,255    2,137,360    1,505,198      2,382,871
                                   ---------------------------------------------------------------

Net realized and unrealized gain   6,534,586   41,356,087    3,258,997    1,730,088      3,382,651
                                   ---------------------------------------------------------------

Net increase in net assets
 resulting from operations       $17,917,605 $127,471,244  $11,088,670   $4,344,004    $10,281,517
                                 =================================================================

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 1998

                                   FRANKLIN     FRANKLIN      FRANKLIN     FRANKLIN    FRANKLIN
                                   MARYLAND     MISSOURI    NORTH CAROLINA  TEXAS      VIRGINIA
                                   TAX-FREE     TAX-FREE       TAX-FREE    TAX-FREE    TAX-FREE
                                  INCOME FUND  INCOME FUND   INCOME FUND  INCOME FUND  INCOME FUND
-----------------------------------------------------------------------------------------------------
Investment income:
 Interest                        $12,298,178   $17,619,520  $17,283,954  $ 7,998,233  $19,021,886
                                 ------------------------------------------------------------------
Expenses:
 Management fees (Note 3)          1,166,952     1,574,188    1,566,067      770,725    1,689,780
 Distribution fees (Note 3)
  Class I                            182,772       253,144      254,463      104,938      269,802
  Class II                            49,898        44,775       91,852        7,996       64,117
 Transfer agent fees (Note 3)        101,528       134,559      121,240       54,403      137,608
 Custodian fees                        2,193         3,112        3,092        1,325        3,348
 Reports to shareholders              38,677        57,975       45,038       21,296       52,964
 Registration and filing fees          7,583        11,895        7,892       14,000        8,560
 Professional fees                     6,584         7,901        8,099        4,059        8,366
 Trustees' fees and expenses           2,272         3,184        3,134        1,406        3,456
 Other                                14,686        21,363       21,241       14,575       23,390
                               ------------------------------------------------------------------
      Total expenses               1,573,145     2,112,096    2,122,118      994,723    2,261,391
                               ------------------------------------------------------------------
       Net investment income      10,725,033    15,507,424   15,161,836    7,003,510   16,760,495
                               ------------------------------------------------------------------
Realized and unrealized gains:
 Net realized gain from
investments                          545,277    1,728,020    1,738,033    1,689,323     2,402,402
 Net unrealized appreciation on
 investments                       5,243,088    9,244,449    7,658,995    2,206,546     6,947,724
                                   --------------------------------------------------------------
Net realized and unrealized gain   5,788,365   10,972,469    9,397,028    3,895,869     9,350,126
                                   --------------------------------------------------------------

Net increase in net assets
resulting  from operations       $16,513,398  $26,479,893  $24,558,864  $10,899,379  $26,110,621
                                 ================================================================

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 1998 AND 1997

                              FRANKLIN ALABAMA           FRANKLIN FLORIDA            FRANKLIN GEORGIA
                              TAX-FREE INCOME FUND       TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
----------------------------------------------------------------------------------------------------------------
                              1998           1997           1998        1997            1998             1997
----------------------------------------------------------------------------------------------------------------
Increase (decrease)
in net assets:
  Operations:
   Net investment
   income                $ 11,383,019    $ 10,690,673  $ 86,115,157   $ 80,839,961   $ 7,829,673    $  7,502,961
   Net realized gain (loss)
 from investments           1,367,201         826,032     3,659,832     (1,969,420)    1,121,637         (83,809)
   Net unrealized appre-
 ciation (depreciation
 on investments             5,167,385        (664,763)   37,696,255     (7,137,684)    2,137,360          63,481
                         -----------------------------------------------------------------------------------------
   Net increase in
    net assets
    resulting from
    operations             17,917,605      10,851,942   127,471,244     71,732,857    11,088,670       7,482,633
  Distributions to
 shareholders from:
    Net investment
     income:
      Class I             (11,265,935)    (10,601,182)  (85,826,824)   (81,984,156)   (7,567,564)     (7,369,738)
      Class II               (367,384)       (186,416)   (1,948,786)      (797,622)     (284,878)       (144,408)
    In excess of net invest-
     ment income:
      Class I               --                    --     (1,333,610)         --          (21,182)         --
      Class II              --                    --        (39,091)         --             --            --
    Net realized gains:
     Class I               (1,673,585)            --          --             --             --            --
     Class II                 (63,191)            --          --             --             --            --
                    ---------------------------------------------------------------------------------------------
  Total distributions to
 shareholders             (13,370,095)    (10,787,598)   (89,148,311   (82,781,778)   (7,873,624)     (7,514,146)
  Capital share
   transactions:
  (Note 2)
    Class I                19,138,051       7,460,992    154,783,628   115,644,487      6,663,292      9,587,752
    Class II                3,617,627       3,980,187     31,346,278    15,862,746      4,483,272      3,115,832
                    ---------------------------------------------------------------------------------------------
  Total capital share
   transactions            22,755,678       11,441,179   186,129,906   131,507,233     11,146,564     12,703,584
     Net increase in
     net assets            27,303,188       11,505,523   224,452,839   120,458,312     14,361,610     12,672,071
Net assets:
 Beginning of year        199,148,337      187,642,814 1,481,642,639  1,361,184,327   144,387,351    131,715,280
                         ----------------------------------------------------------------------------------------
 End of year             $226,451,525    $199,148,337 $1,706,095,478 $1,481,642,639  $158,748,961   $144,387,351
                         =======================================================================================
Undistributed net
 investment income
 (accumulated
 distributions in
 excess of net
 investment income)
 included in net assets
    End of year          $     28,029    $    278,329  $ (1,372,701) $    1,660,453  $   (14,581)  $     29,370
                      ==========================================================================================


FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1998 AND 1997

                               FRANKLIN KENTUCKY         FRANKLIN LOUISIANA           FRANKLIN MARYLAND
                              TAX-FREE INCOME FUND       TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
--------------------------------------------------------------------------------------------------------------
                                1998        1997           1998        1997            1998        1997
--------------------------------------------------------------------------------------------------------------
Increase (decrease)
 in net assets:
 Operations:
   Net investment
    income                $ 2,613,916   $ 2,336,528    $ 6,898,866    $ 6,506,641    $ 10,725,033  $  9,805,450
   Net realized gain (loss)
    from investments          224,890      (266,464)       999,780        483,603         545,277     1,025,103
   Net unrealized
  appre-
 ciation (depreciation)
 on investments             1,505,198       403,814      2,382,871       (403,628)      5,243,088    (1,388,666)
                     -------------------------------------------------------------------------------------------
   Net increase in net
    assets resulting
    from  operations        4,344,004     2,473,878     10,281,517      6,586,616      16,513,398     9,441,887
  Distributions to
 shareholders from:
    Net investment income:
     Class I               (2,620,364)   (2,331,502)    (6,832,628)    (6,387,908)    (10,413,553)    (9,897,629)
     Class II                 --              --        (185,379)        (129,018)       (352,414)      (136,501)
    In excess of net invest-
 ment income
      Class I                 --              --              --          --              (45,566)         --
                     --------------------------------------------------------------------------------------------
  Total distributions to
   shareholders            (2,620,364)   (2,331,502)    (7,018,007)    (6,516,926)    (10,811,533)   (10,034,130)
  Capital share transactions:
 (Note 2)
    Class I                 8,198,426     5,155,164     18,779,995      5,472,390      22,298,675     10,781,449
    Class II                    --          --           1,361,804      1,544,030       5,199,913      4,138,354
                    ---------------------------------------------------------------------------------------------
  Total capital share
 transactions               8,198,426     5,155,164     20,141,799      7,016,420      27,498,588     14,919,803
      Net increase in net
 assets                     9,922,066     5,297,540     23,405,309      7,086,110      33,200,453     14,327,560
Net assets:
 Beginning of year         44,288,664    38,991,124    115,985,274    108,899,164     190,318,798    175,991,238
                    --------------------------------------------------------------------------------------------
 End of year              $54,210,730   $44,288,664   $139,390,583   $115,985,274    $223,519,25    $190,318,798
                    ============================================================================================
Undistributed net
 investment income
 (accumulated
 distributions in
 excess of net
 investment income)
 included in net assets
    End of year              $ 23,121    $   29,569   $    175,633   $    294,774    $   (43,595)   $    42,905
                      =========================================================================================


FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1998 AND 1997

                                                   FRANKLIN MISSOURI        FRANKLIN NORTH CAROLINA
                                                 TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
-----------------------------------------------------------------------------------------------------
                                                  1998        1997            1998        1997
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                       $ 15,507,424   $ 14,349,923   $ 15,161,836  $ 14,036,822
  Net realized gain (loss) from investments      1,728,020      1,156,378      1,738,033      (187,812)
  Net unrealized appreciation (depreciation)
   on investments                                9,244,449     (2,475,177)     7,658,995      (124,286)
-------------------------------------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations                    26,479,893     13,031,124     24,558,864    13,724,724
 Distributions to shareholders from:
  Net investment income:
   Class I                                     (15,241,932)   (14,073,629)   (14,484,337)  (13,584,397)
   Class II                                       (326,894)      (133,456)      (658,410)     (284,498)
  Net realized gains:
   Class I                                      (1,036,132)      (937,804)           --          --
   Class II                                        (28,341)       (13,403)           --          --
                                                   ---------------------------------------------------
 Total distributions to shareholders           (16,633,299)   (15,158,292)   (15,142,747   (13,868,895)
 Capital share transactions: (Note 2)
  Class I                                       28,895,509     24,181,345     27,492,884    14,170,466
  Class II                                       5,488,123      2,958,437      9,954,454     7,097,408
                                                 ----------------------------------------------------
 Total capital share transactions               34,383,632     27,139,782     37,447,338    21,267,874
      Net increase in net assets                44,230,226     25,012,614     46,863,455    21,123,703
Net assets:
 Beginning of year                             273,859,330    248,846,716    270,585,477   249,461,774
                                               -----------------------------------------------------
 End of year                                  $318,089,556   $273,859,330   $317,448,932  $270,585,477
                                               =======================================================
Undistributed net investment income
 included in net assets
 End of year                                  $    487,303   $ 548,705     $    156,799  $    137,710
                                                 ====================================================

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1998 AND 1997

                                                    FRANKLIN TEXAS             FRANKLIN VIRGINIA
                                                 TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
-----------------------------------------------------------------------------------------------------
                                                  1998        1997            1998          1997
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                     $ 7,003,510     $ 7,276,977   $ 16,760,495    $ 15,637,918
  Net realized gain from investments          1,689,323       2,502,380      2,402,402       1,469,868
  Net unrealized appreciation
  (depreciation) on investments               2,206,546      (2,443,895)     6,947,724       2,766,723)
                                             ----------------------------------------------------------
  Net increase in net assets resulting
   from operations                           10,899,379       7,335,462    26,110,621       14,341,063
 Distributions to shareholders from:
  Net investment income:
   Class I                                   (6,995,404)     (7,454,483)  (16,626,624)     (15,478,276)
   Class II                                     (60,074)        (20,024)     (473,087)        (217,282)
  In excess of net investment income
   Class I                                     (123,177)         --             --            --
   Class II                                        (186)         --             --            --
  Net realized gains:
   Class I                                     (344,573)     (2,155,163)   (2,622,841)         (96,953)
   Class II                                      (3,045)        (11,013)      (87,981)          (2,027)
                                               --------------------------------------------------------
 Total distributions to shareholders         (7,526,459)     (9,640,683)   (19,810,533)    (15,794,538)
 Capital share transactions: (Note 2)
  Class I                                       628,778        (792,576)    38,943,306      17,247,917
  Class II                                    1,299,563         668,698      6,296,146       4,605,404
                                               -------------------------------------------------------
 Total capital share transactions             1,928,341        (123,878)    45,239,452      21,853,321
      Net increase (decrease) in net assets   5,301,261      (2,429,099)    51,539,540      20,399,846
Net assets:
 Beginning of year                          127,352,008     129,781,107    293,845,938     273,446,092
                                            ----------------------------------------------------------
 End of year                               $132,653,269    $127,352,008   $345,385,478    $293,845,938
                                            ==========================================================
Undistributed net investment income
 (accumulated distributions in excess
 of net investment income) included in
 net assets
  End of year                               $ (123,363)    $     51,160   $    194,415   $     533,631
                                           ===========================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series (the Funds). All Funds included in this report are diversified except the Franklin Maryland Tax-Free Income Fund. The investment policy of the Funds is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Funds, except the Franklin Kentucky Tax-Free Income Fund, offer two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At February 28, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                      FRANKLIN ALABAMA     FRANKLIN FLORIDA
                                                   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                    SHARES     AMOUNT          SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------
CLASS I SHARES:
1998
 Shares sold                                     2,766,059 $32,748,491     30,212,848     $353,306,324
 Shares issued in reinvestment of distributions    475,292   5,629,619      2,010,605       23,484,183
 Shares redeemed                                (1,626,797)(19,240,059)   (18,970,452)    (222,006,879)
                                                ------------------------------------------------------
Net increase                                     1,614,554 $19,138,051     13,253,001     $154,783,628
                                                 =====================================================
1997
 Shares sold                                     1,942,732 $22,560,116     23,001,817     $265,470,186
 Shares issued in reinvestment of distributions    372,840   4,328,659      1,884,098       21,720,755
 Shares redeemed                                (1,676,632)(19,427,783)   (14,883,522)    (171,546,454)
                                                ------------------------------------------------------
Net increase                                       638,940 $ 7,460,992     10,002,393     $115,644,487
                                               =======================================================
Class II Shares:
1998
 Shares sold                                       390,828 $ 4,643,941      3,083,120$     36,239,035
 Shares issued in reinvestment of distributions     18,074     215,421         93,070       1,097,230
 Shares redeemed                                  (104,751) (1,241,735)      (508,837)     (5,989,987)
                                                  ---------------------------------------------------
Net increase                                       304,151 $ 3,617,627      2,667,353       31,346,278
                                                   ===================================================
1997
 Shares sold                                       355,918 $ 4,150,114      1,489,791     $ 17,278,719
 Shares issued in reinvestment of distributions      6,865      80,183         38,788          450,543
 Shares redeemed                                   (21,459)   (250,110)      (160,270)      (1,866,516)
                                                   ---------------------------------------------------
Net increase                                       341,324 $ 3,980,187      1,368,309$      15,862,746
                                                   ===================================================

                                                     FRANKLIN GEORGIA           FRANKLIN KENTUCKY
                                                   TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                                                    SHARES     AMOUNT          SHARES      AMOUNT
CLASS I SHARES:
1998
 Shares sold                                     1,933,459 $23,129,282      1,010,210     $11,338,175
 Shares issued in reinvestment of distributions    320,830   3,839,224        100,997       1,132,387
 Shares redeemed                                (1,703,156)(20,305,214)      (383,160)     (4,272,136)
                                               ------------------------------------------------------
Net increase                                       551,133 $ 6,663,292        728,047    $  8,198,426
                                               ======================================================
1997
 Shares sold                                     2,139,522 $25,173,634        890,801    $  9,695,973
 Shares issued in reinvestment of distributions    310,722   3,654,123        100,867       1,099,535
 Shares redeemed                                (1,635,886)(19,240,005)      (517,693)     (5,640,344)
                                                -----------------------------------------------------
Net increase                                       814,358 $ 9,587,752        473,975    $  5,155,164
                                               ======================================================
Class II Shares:
1998
 Shares sold                                       460,913 $ 5,568,131
 Shares issued in reinvestment of distributions     15,385     185,462
 Shares redeemed                                  (105,355) (1,270,321)
                                               ------------------------
Net increase                                       370,943 $ 4,483,272
                                                   ===================
1997

 Shares sold                                       272,485 $ 3,213,354
 Shares issued in reinvestment of distributions      7,721      91,370
 Shares redeemed                                   (15,969)   (188,892)
                                                   --------------------
Net increase                                       264,237 $ 3,115,832
                                                   ===================

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                    FRANKLIN LOUISIANA          FRANKLIN MARYLAND
                                                   TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                                                    SHARES     AMOUNT          SHARES     AMOUNT

-----------------------------------------------------------------------------------------------------
CLASS I SHARES:
1998
 Shares sold                                     2,544,019 $29,162,908      3,401,350    $38,843,827
 Shares issued in reinvestment of distributions    258,819   2,962,814        470,311      5,386,462
 Shares redeemed                                (1,168,965)(13,345,727)    (1,917,780)   (21,931,614)
                                                ----------------------------------------------------
Net increase                                     1,633,873 $18,779,995      1,953,881    $22,298,675
                                                =====================================================
1997
 Shares sold                                     1,474,073 $16,486,181      2,604,160    $29,219,599
 Shares issued in reinvestment of distributions                234,695      2,631,214        444,248
4,988,597
 Shares redeemed                                (1,216,948)(13,645,005)    (2,087,746)   (23,426,747)
                                                ----------------------------------------------------
Net increase                                       491,820 $ 5,472,390        960,662    $10,781,449
                                                   =================================================
Class II Shares:
1998
 Shares sold                                       169,745 $ 1,955,399        505,326    $ 5,826,287
 Shares issued in reinvestment of distributions     10,646     122,620         18,074        208,949

 Shares redeemed                                   (61,812)   (716,215)       (72,523)      (835,323)
                                                   --------------------------------------------------
Net increase                                       118,579 $ 1,361,804        450,877    $ 5,199,913
                                                   =================================================
1997
 Shares sold                                       193,161 $ 2,170,906        394,873    $ 4,464,492
 Shares issued in reinvestment of distributions      5,780      65,217          7,393         83,785
 Shares redeemed                                   (61,281)   (692,093)       (36,209)      (409,923)
                                                   --------------------------------------------------
Net increase                                       137,660 $ 1,544,030        366,057    $ 4,138,354
                                                   ==================================================

                                                     FRANKLIN MISSOURI       FRANKLIN NORTH CAROLINA
                                                   TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                                                    SHARES     AMOUNT          SHARES     AMOUNT
CLASS I SHARES:
1998
 Shares sold                                     4,811,731 $57,764,722      4,574,465    $54,388,614
 Shares issued in reinvestment of distributions    652,053   7,829,150        597,307      7,104,620
 Shares redeemed                                (3,060,282)(36,698,363)    (2,864,958)   (34,000,350)
                                                ----------------------------------------------------
Net increase                                     2,403,502 $28,895,509      2,306,814    $27,492,884
                                                 ===================================================
1997
 Shares sold                                     3,966,235 $46,599,538      3,552,504    $41,297,199
 Shares issued in reinvestment of distributions    594,955   6,994,954        573,276      6,662,552
 Shares redeemed                                (2,503,773)(29,413,147)    (2,910,471)   (33,789,285)
                                                 ----------------------------------------------------
Net increase                                     2,057,417 $24,181,345      1,215,309    $14,170,466
                                                 ===================================================
Class II Shares:
1998
 Shares sold                                       497,123 $ 5,978,580        917,204    $10,991,546
 Shares issued in reinvestment of distributions     20,221     244,143         33,729        404,561
 Shares redeemed                                   (61,062)   (734,600)      (120,346)    (1,441,653)
                                                   --------------------------------------------------
Net increase                                       456,282 $ 5,488,123        830,587    $ 9,954,454
                                               =====================================================
1997
 Shares sold                                       269,876 $ 3,172,482        616,676    $ 7,189,961
 Shares issued in reinvestment of distributions      9,403     110,971         14,587        170,617
 Shares redeemed                                   (27,585)   (325,016)       (22,519)      (263,170)
                                                   --------------------------------------------------
Net increase                                       251,694 $ 2,958,437        608,744    $ 7,097,408
                                                   ==================================================

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                      FRANKLIN TEXAS            FRANKLIN VIRGINIA
                                                   TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
-----------------------------------------------------------------------------------------------------
                                                    SHARES     AMOUNT          SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------
CLASS I SHARES:
1998
 Shares sold                                     1,263,835 $14,515,942      5,205,834    $61,022,963
 Shares issued in reinvestment of distributions    278,940   3,202,284        795,583      9,347,069
 Shares redeemed                                (1,490,778)(17,089,448)    (2,681,610)   (31,426,726)
                                                -----------------------------------------------------
Net increase                                        51,997   $ 628,778      3,319,807    $38,943,306
                                               =====================================================
1997

 Shares sold                                       891,121 $10,192,268      3,444,893    $39,877,525
 Shares issued in reinvestment of distributions    372,717   4,259,781        601,492      6,965,421
 Shares redeemed                                (1,329,365)(15,244,625)    (2,557,004)   (29,595,029)
                                               -----------------------------------------------------
Net increase (decrease)                            (65,527) $ (792,576)     1,489,381    $17,247,917
                                               =====================================================
Class II Shares:
1998
 Shares sold                                       125,740 $ 1,465,061        626,031    $ 7,380,721
 Shares issued in reinvestment of distributions      4,001      46,495         28,027        331,650
 Shares redeemed                                   (18,321)   (211,993)      (120,298)    (1,416,225)
                                               ------------------------------------------------------
Net increase                                       111,420 $ 1,299,563        533,760    $ 6,296,146
                                               =====================================================
1997
 Shares sold                                        55,787   $ 647,380        408,327    $ 4,752,900
 Shares issued in reinvestment of distributions      2,377      27,381         10,741        125,196
 Shares redeemed                                      (521)     (6,063)       (23,383)      (272,692)
                                               ------------------------------------------------------
Net increase                                        57,643   $ 668,698        395,685    $ 4,605,404
                                               =====================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and
Franklin  Templeton   Services, Inc. (FT  Services),   the  Fund's  principal
underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

ANNUALIZED FEE RATE MONTH-END NET ASSETS .625% First $100 million .50% Over $100 million, up to and including $250 million .45% In excess of $250 million


Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Kentucky Tax-Free Income Fund as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10% and .65% per year of their average daily net asset of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors received (paid) net commissions on sales of the Funds shares, and received contingent deferred sales charges for the year as follows:

                                                  FRANKLIN     FRANKLIN      FRANKLIN     FRANKLIN     FRANKLIN
                                                  ALABAMA      FLORIDA       GEORGIA      KENTUCKY     LOUISIANA
                                                  TAX-FREE     TAX-FREE       TAX-FREE    TAX-FREE     TAX-FREE
                                                  INCOME FUND  INCOME FUND   INCOME FUND  INCOME FUND  INCOME FUND
Net commissions received (paid)                   $(34,650)   $(534,023)     $(27,653)     $23,180      $(60,244)
Contingent deferred sales charges                  $ 3,262      $ 7,601      $ 1,464          $--        $ 1,321

                                                  FRANKLIN     FRANKLIN      FRANKLIN       FRANKLIN     FRANKLIN
                                                  MARYLAMD     MISSOURI   NORTH CAROLINA     TEXAS      VIRGINIA
                                                  TAX-FREE     TAX-FREE     TAX-FREE        TAX-FREE    TAX-FREE
                                                 INCOME FUND  INCOME FUND   INCOME FUND   INCOME FUND  INCOME FUND

Net commissions received (paid)                   $(28,294)      $9,870     $(46,434)      $2,014        $(62,088)
Contingent deferred sales charges                  $ 3,096       $3,562      $ 6,473       $1,447         $ 3,561

The Funds included in this report paid transfer agent fees of $1,236,411 of which $1,053,985 was paid to Investor Services.

4. INCOME TAXES

At February 28, 1998, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                     FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN
                                                      FLORIDA    KENTUCKY    LOUISIANANORTH CAROLINA
                                                     TAX-FREE    TAX-FREE    TAX-FREE    TAX-FREE
                                                    INCOME FUND INCOME FUND INCOME FUND INCOME FUND
Capital loss carryovers expiring in:
 2003                                                       --    $560,874  $1,454,481  $1,190,051
 2004                                                       --      65,389          --          --
 2005                                                 $137,923     294,278          --     187,812
                                                      --------------------------------------------
                                                     $137,923     $920,541  $1,454,481  $1,377,863
                                                     =============================================

Net investment income differs for financial statement and tax purposes primarily due to differences between book and tax recognition of dividend distributions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At February 28, 1998, the net unrealized appreciation based on the cost of INVESTMENTS for income tax purposes was as follows:

                                   FRANKLIN        FRANKLIN            FRANKLIN            FRANKLIN            FRANKLIN
                               ALABAMA TAX-FREE   FLORIDA TAX-FREE  GEORGIA TAX-FREE     KENTUCKY TAX-FREE  LOUISIANA TAX-FREE
                                  INCOME FUND     INCOME FUND        INCOME FUND          INCOME FUND         INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
Investments at cost             $207,788,424      $1,564,206,995      $147,039,668        $49,745,406         $129,681,075
                                ============================================================================================
Unrealized appreciation         $ 15,382,398       $ 123,603,790      $  9,941,847        $ 3,375,312         $  9,306,372
Unrealized depreciation              (17,557)         (3,707,977)          (57,638)          --                    (33,214)
                                ---------------------------------------------------------------------------------------------
Net unrealized appreciation     $ 15,364,841      $  119,895,813       $ 9,884,209        $ 3,375,312         $  9,273,158
                                =============================================================================================

                                  FRANKLIN         FRANKLIN            FRANKLIN               FRANKLIN        FRANKLIN
                              MARYLAND TAX-FREE MISSOURI TAX-FREE NORTH CAROLINA TAX-FREE  TEXAS TAX-FREE  VIRGINIA TAX-FREE
                                 INCOME FUND      INCOME FUND         INCOME FUND            INCOME FUND     INCOME FUND
Investments at cost             $208,920,163      $303,608,311        $297,166,993        $126,807,194        $325,801,677
                                ==============================================================================================
Unrealized appreciation         $ 14,225,948      $ 22,212,435        $ 20,545,496        $  9,132,454        $ 21,884,880
Unrealized depreciation                   --           (11,085)             (9,975)            (57,845)            (15,620)
                                ---------------------------------------------------------------------------------------------
Net unrealized appreciation     $ 14,225,948      $ 22,201,350        $ 20,535,521        $ 9,074,609         $ 21,869,260
                                =============================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 1998 were as follows:

                                   FRANKLIN        FRANKLIN            FRANKLIN            FRANKLIN            FRANKLIN
                               ALABAMA TAX-FREE   FLORIDA TAX-FREE  GEORGIA TAX-FREE     KENTUCKY TAX-FREE  LOUISIANA TAX-FREE
                                  INCOME FUND     INCOME FUND        INCOME FUND          INCOME FUND         INCOME FUND
Purchases                        $43,759,971      $255,187,921        $31,983,594         $17,830,750         $37,128,965
Sales                            $21,716,047      $ 86,539,326        $21,702,094         $12,664,092         $18,862,861

                                 FRANKLIN         FRANKLIN            FRANKLIN               FRANKLIN        FRANKLIN
                              MARYLAND TAX-FREE MISSOURI TAX-FREE NORTH CAROLINA TAX-FREE  TEXAS TAX-FREE  VIRGINIA TAX-FREE
                                 INCOME FUND      INCOME FUND         INCOME FUND            INCOME FUND     INCOME FUND

Purchases                        $36,887,507      $75,945,128         $65,488,774         $50,335,794         $89,986,601
Sales                            $ 6,426,470      $41,246,082         $ 28,300,100        $44,447,320         $40,125,127


6. CREDIT RISK AND DEFAULTED SECURITIES

At February 28, 1998, the Franklin Florida Tax-Free Income Fund held defaulted securities with a value aggregating $11,934,000 representing .70% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.

FRANKLIN TAX-FREE TRUST
Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE FRANKLIN TAX-FREE TRUST:

We have audited the accompanying statements of assets and liabilities of each of the Funds comprising the Franklin Tax-Free Trust, (ten of which are included in this report) including each Fund's statement of investments as of February 28, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of each of the Funds comprising the Franklin Tax-Free Trust as of February 28, 1998, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California
April 3, 1998

FRANKLIN TAX-FREE TRUST
Tax Information


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended February 28, 1998:

                                                          CAPITAL GAINS
                                             ---------------------------------
                                                   28% RATE  20% RATE
                                                      GAIN    GAIN     TOTAL
                                             ---------------------------------
Franklin Alabama Tax-Free Income Fund              $406,713$ 933,230 $1,367,201
Franklin Georgia Tax-Free Income Fund                   --   203,959    203,959
Franklin Maryland Tax-Free Income Fund                  --   290,235    290,235
Franklin Missouri Tax-Free Income Fund                  -- 1,728,011  1,728,011
Franklin Texas Tax-Free Income Fund                     -- 1,641,858  1,641,858
Franklin Virginia Tax-Free Income Fund                  -- 2,402,402  2,402,402

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 1998.



Franklin Tax-Free Trust (2)
Annual Report
February 28, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the Franklin Alabama Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         66.7%
AA                           3.3%
A                            4.0%
BBB                         26.0%

GRAPHIC MATERIAL (2)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Alabama Tax-Free Income Fund.

Utilities                   28.3%
Hospitals                   17.8%
General Obligation          12.9%
Industrial                  12.7%
Housing                      6.6%
Prerefunded                  6.6%
Education                    5.5%
Health Care                  4.0%
Transportation               3.7%
Other Revenue                1.9%

GRAPHIC MATERIAL (3)

This chart shows in bar format the comparison between Franklin Alabama Tax-Free Income Fund's Class I distribution rate of 5.08% and the taxable equivalent rate of 8.85% on 2/28/98.

GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin Alabama Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.5 cents
April                        5.5 cents
May                          5.5 cents
June                         5.5 cents
July                         5.5 cents
August                       5.5 cents
September                    5.5 cents
October                      5.5 cents
November                     5.5 cents
December                     5.3 cents
January                      5.3 cents
February                     5.3 cents
Total                       65.4 cents

GRAPHIC MATERIAL (5)

The following line graph compares the performance of the Franklin Alabama Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

--------------------------------------------------------------------------------
Date          Franklin Alabama      Lehman Brothers             CPI
               Tax-Free Income       Municipal Bond
                Fund-Class I             Index
--------------------------------------------------------------------------------
   3/1/88    $9,573                     $10,000                         $10,000
  3/31/88    $9,378          -1.16%      $9,884           0.43%         $10,043
  4/30/88    $9,419           0.76%      $9,959           0.52%         $10,095
  5/31/88    $9,461          -0.29%      $9,930           0.34%         $10,130
  6/30/88    $9,641           1.46%     $10,075           0.43%         $10,173
  7/31/88    $9,655           0.65%     $10,141           0.42%         $10,216
  8/31/88    $9,724           0.09%     $10,150           0.42%         $10,259
  9/30/88    $9,916           1.81%     $10,334           0.67%         $10,327
 10/31/88    $10,147          1.76%     $10,515           0.33%         $10,362
 11/30/88    $10,057         -0.92%     $10,419           0.08%         $10,370
 12/31/88    $10,196          1.02%     $10,525           0.17%         $10,387
  1/31/89    $10,412          2.07%     $10,743           0.50%         $10,439
  2/28/89    $10,328         -1.14%     $10,620           0.41%         $10,482
  3/31/89    $10,313         -0.24%     $10,595           0.58%         $10,543
  4/30/89    $10,504          2.37%     $10,846           0.65%         $10,612
  5/31/89    $10,735          2.08%     $11,072           0.57%         $10,672
  6/30/89    $10,888          1.36%     $11,222           0.24%         $10,698
  7/31/89    $10,962          1.36%     $11,375           0.24%         $10,723
  8/31/89    $10,875         -0.98%     $11,263           0.16%         $10,740
  9/30/89    $10,819         -0.30%     $11,229           0.32%         $10,775
 10/31/89    $10,925          1.22%     $11,366           0.48%         $10,827
 11/30/89    $11,082          1.75%     $11,565           0.24%         $10,853
 12/31/89    $11,200          0.82%     $11,660           0.16%         $10,870
  1/31/90    $11,121         -0.47%     $11,605           1.03%         $10,982
  2/28/90    $11,250          0.89%     $11,709           0.47%         $11,033
  3/31/90    $11,233          0.03%     $11,712           0.55%         $11,094
  4/30/90    $11,142         -0.72%     $11,628           0.16%         $11,112
  5/31/90    $11,380          2.18%     $11,881           0.23%         $11,137
  6/30/90    $11,502          0.88%     $11,986           0.54%         $11,198
  7/31/90    $11,689          1.48%     $12,163           0.38%         $11,240
  8/31/90    $11,380         -1.45%     $11,987           0.92%         $11,344
  9/30/90    $11,406          0.06%     $11,994           0.84%         $11,439
 10/31/90    $11,564          1.81%     $12,211           0.60%         $11,507
 11/30/90    $11,810          2.01%     $12,457           0.22%         $11,533
 12/31/90    $11,792          0.44%     $12,512           0.00%         $11,533
  1/31/91    $12,009          1.34%     $12,679           0.60%         $11,602
  2/28/91    $12,103          0.87%     $12,789           0.15%         $11,619
  3/31/91    $12,164          0.04%     $12,795           0.15%         $11,637
  4/30/91    $12,316          1.34%     $12,966           0.15%         $11,654
  5/31/91    $12,400          0.89%     $13,081           0.30%         $11,689
  6/30/91    $12,394         -0.10%     $13,068           0.29%         $11,723
  7/31/91    $12,572          1.22%     $13,228           0.15%         $11,741
  8/31/91    $12,692          1.32%     $13,402           0.29%         $11,775
  9/30/91    $12,884          1.30%     $13,577           0.44%         $11,827
 10/31/91    $12,959          0.90%     $13,699           0.15%         $11,844
 11/30/91    $13,000          0.28%     $13,737           0.29%         $11,879
 12/31/91    $13,254          2.15%     $14,033           0.07%         $11,887
  1/31/92    $13,299          0.23%     $14,065           0.15%         $11,905
  2/29/92    $13,273          0.03%     $14,069           0.36%         $11,948
  3/31/92    $13,295          0.04%     $14,075           0.51%         $12,009
  4/30/92    $13,414          0.89%     $14,200           0.14%         $12,025
  5/31/92    $13,594          1.18%     $14,367           0.14%         $12,042
  6/30/92    $13,788          1.68%     $14,609           0.36%         $12,086
  7/31/92    $14,230          3.00%     $15,047           0.21%         $12,111
  8/31/92    $14,066         -0.98%     $14,900           0.28%         $12,145
  9/30/92    $14,101          0.65%     $14,996           0.28%         $12,179
 10/31/92    $13,861         -0.98%     $14,850           0.35%         $12,222
 11/30/92    $14,185          1.79%     $15,115           0.14%         $12,239
 12/31/92    $14,398          1.02%     $15,270          -0.07%         $12,230
  1/31/93    $14,571          1.16%     $15,447           0.49%         $12,290
  2/28/93    $15,025          3.62%     $16,006           0.35%         $12,333
  3/31/93    $14,956         -1.06%     $15,836           0.35%         $12,376
  4/30/93    $15,066          1.01%     $15,996           0.28%         $12,411
  5/31/93    $15,139          0.56%     $16,086           0.14%         $12,428
  6/30/93    $15,355          1.67%     $16,354           0.14%         $12,446
  7/31/93    $15,363          0.13%     $16,376           0.00%         $12,446
  8/31/93    $15,647          2.08%     $16,716           0.28%         $12,480
  9/30/93    $15,851          1.14%     $16,907           0.21%         $12,507
 10/31/93    $15,909          0.19%     $16,939           0.41%         $12,558
 11/30/93    $15,861         -0.88%     $16,790           0.07%         $12,567
 12/31/93    $16,161          2.11%     $17,144           0.00%         $12,567
  1/31/94    $16,314          1.14%     $17,339           0.27%         $12,601
  2/28/94    $16,009         -2.59%     $16,890           0.34%         $12,644
  3/31/94    $15,456         -4.07%     $16,203           0.34%         $12,687
  4/30/94    $15,516          0.85%     $16,341           0.14%         $12,704
  5/31/94    $15,618          0.87%     $16,483           0.07%         $12,713
  6/30/94    $15,567         -0.61%     $16,382           0.34%         $12,756
  7/31/94    $15,822          1.83%     $16,682           0.27%         $12,791
  8/31/94    $15,883          0.35%     $16,740           0.40%         $12,842
  9/30/94    $15,707         -1.47%     $16,494           0.27%         $12,877
 10/31/94    $15,431         -1.78%     $16,201           0.07%         $12,886
 11/30/94    $15,114         -1.81%     $15,908           0.13%         $12,902
 12/31/94    $15,446          2.20%     $16,258           0.00%         $12,902
  1/31/95    $15,865          2.86%     $16,723           0.40%         $12,954
  2/28/95    $16,258          2.91%     $17,209           0.40%         $13,006
  3/31/95    $16,407          1.15%     $17,407           0.33%         $13,049
  4/30/95    $16,485          0.12%     $17,428           0.33%         $13,092
  5/31/95    $16,868          3.19%     $17,984           0.20%         $13,118
  6/30/95    $16,786         -0.87%     $17,827           0.20%         $13,144
  7/31/95    $16,880          0.95%     $17,997           0.00%         $13,144
  8/31/95    $17,034          1.27%     $18,225           0.26%         $13,178
  9/30/95    $17,143          0.63%     $18,340           0.20%         $13,205
 10/31/95    $17,357          1.45%     $18,606           0.33%         $13,248
 11/30/95    $17,634          1.66%     $18,915          -0.07%         $13,239
 12/31/95    $17,807          0.96%     $19,097          -0.07%         $13,230
  1/31/96    $17,890          0.76%     $19,242           0.59%         $13,308
  2/29/96    $17,837         -0.68%     $19,111           0.32%         $13,350
  3/31/96    $17,662         -1.28%     $18,866           0.52%         $13,420
  4/30/96    $17,654         -0.28%     $18,813           0.39%         $13,472
  5/31/96    $17,677         -0.04%     $18,806           0.19%         $13,498
  6/30/96    $17,870          1.09%     $19,011           0.06%         $13,506
  7/31/96    $18,002          0.91%     $19,184           0.19%         $13,532
  8/31/96    $18,025         -0.02%     $19,180           0.19%         $13,557
  9/30/96    $18,252          1.40%     $19,449           0.32%         $13,601
 10/31/96    $18,449          1.13%     $19,668           0.32%         $13,644
 11/30/96    $18,725          1.83%     $20,028           0.19%         $13,670
 12/31/96    $18,686         -0.42%     $19,944           0.00%         $13,670
  1/31/97    $18,726          0.19%     $19,982           0.32%         $13,714
  2/28/97    $18,878          0.92%     $20,166           0.31%         $13,756
  3/31/97    $18,708         -1.33%     $19,898           0.25%         $13,791
  4/30/97    $18,862          0.84%     $20,065           0.12%         $13,807
  5/31/97    $19,065          1.51%     $20,368          -0.06%         $13,799
  6/30/97    $19,267          1.07%     $20,586           0.12%         $13,816
  7/31/97    $19,736          2.77%     $21,156           0.12%         $13,832
  8/31/97    $19,595         -0.94%     $20,957           0.19%         $13,858
  9/30/97    $19,836          1.19%     $21,206           0.25%         $13,893
 10/31/97    $19,962          0.64%     $21,342           0.25%         $13,928
 11/30/97    $20,105          0.59%     $21,468          -0.06%         $13,919
 12/31/97    $20,375          1.46%     $21,781          -0.12%         $13,903
  1/31/98    $20,533          1.03%     $22,006           0.19%         $13,929
  2/28/98    $20,538          0.03%     $22,012           0.19%         $13,956

Total           105.38%                      120.12%                     39.56%
Return
--------------------------------------------------------------------------------


GRAPHIC MATERIAL (6)

This chart shows in bar format the comparison between Franklin Alabama Tax-Free Income Fund's Class II distribution rate of 4.67% and the taxable equivalent rate of 8.14% on 2/28/98.

GRAPHIC MATERIAL (7)

This chart shows the dividend distributions for Franklin Alabama Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        4.93 cents
April                        4.95 cents
May                          4.95 cents
June                         4.95 cents
July                         4.96 cents
August                       4.96 cents
September                    4.94 cents
October                      4.94 cents
November                     4.94 cents
December                     4.74 cents
January                      4.73 cents
February                     4.73 cents
Total                       58.72 cents

GRAPHIC MATERIAL (8)

The following line graph compares the performance of the Franklin Alabama Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.

--------------------------------------------------------------------------------
Date          Franklin Alabama       Lehman Brothers Municipal        CPI
               Tax-Free Income              Bond Index
                Fund-Class II
--------------------------------------------------------------------------------
   5/1/95    $9,904                     $10,000                     $10,000
  5/31/95    $10,127          3.19%     $10,319           0.20%     $10,020
  6/30/95    $10,082         -0.87%     $10,229           0.20%     $10,040
  7/31/95    $10,141          0.95%     $10,326           0.00%     $10,040
  8/31/95    $10,220          1.27%     $10,458           0.26%     $10,066
  9/29/95    $10,289          0.63%     $10,523           0.20%     $10,086
 10/31/95    $10,412          1.45%     $10,676           0.33%     $10,120
 11/30/95    $10,572          1.66%     $10,853          -0.07%     $10,112
 12/29/95    $10,679          0.96%     $10,957          -0.07%     $10,105
  1/31/96    $10,723          0.76%     $11,041           0.59%     $10,165
  2/29/96    $10,686         -0.68%     $10,966           0.32%     $10,198
  3/29/96    $10,576         -1.28%     $10,825           0.52%     $10,251
  4/30/96    $10,566         -0.28%     $10,795           0.39%     $10,291
  5/31/96    $10,574         -0.04%     $10,791           0.19%     $10,310
  6/28/96    $10,684          1.09%     $10,908           0.06%     $10,316
  7/31/96    $10,758          0.91%     $11,008           0.19%     $10,336
  8/30/96    $10,766         -0.02%     $11,005           0.19%     $10,356
  9/30/96    $10,896          1.40%     $11,159           0.32%     $10,389
 10/31/96    $11,007          1.13%     $11,286           0.32%     $10,422
 11/29/96    $11,166          1.83%     $11,492           0.19%     $10,442
 12/31/96    $11,138         -0.42%     $11,444           0.00%     $10,442
  1/31/97    $11,156          0.19%     $11,466           0.32%     $10,475
  2/28/97    $11,250          0.92%     $11,571           0.31%     $10,508
  3/31/97    $11,144         -1.33%     $11,417           0.25%     $10,534
  4/30/97    $11,230          0.84%     $11,513           0.12%     $10,547
  5/31/97    $11,345          1.51%     $11,687          -0.06%     $10,540
  6/30/97    $11,459          1.07%     $11,812           0.12%     $10,553
  7/31/97    $11,732          2.77%     $12,139           0.12%     $10,565
  8/31/97    $11,643         -0.94%     $12,025           0.19%     $10,586
  9/30/97    $11,780          1.19%     $12,168           0.25%     $10,612
 10/31/97    $11,849          0.64%     $12,246           0.25%     $10,639
 11/30/97    $11,928          0.59%     $12,318          -0.06%     $10,632
 12/31/97    $12,092          1.46%     $12,498          -0.12%     $10,619
  1/31/98    $12,170          1.03%     $12,627           0.19%     $10,640
  2/28/98    $12,177          0.03%     $12,631           0.19%     $10,660

Total            21.77%                       26.31%                      6.60%
Return
--------------------------------------------------------------------------------


GRAPHIC MATERIAL (9)

This chart shows in pie format the credit quality breakdown of the Franklin Florida Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         62.7%
AA                          13.6%
A                            5.9%
BBB                         17.1%
Below Investment Grade       0.7%

GRAPHIC MATERIAL (10)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Florida Tax-Free Income Fund.

Utilities                            28.3%
Prerefunded                          13.3%
Transportation                       12.9%
Other Revenue                         9.2%
Housing                               7.8%
Hospitals                             6.7%
Special Assessment                    6.6%
Certificates of Participation         5.8%
General Obligation                    4.0%
Health Care                           3.1%
Sales Tax                             1.2%
Industrial                            0.6%
Education                             0.5%

GRAPHIC MATERIAL (11)

This chart shows in bar format the comparison between Franklin Florida Tax-Free Income Fund's Class I distribution rate of 5.03% and the taxable equivalent rate of 8.33% on 2/28/98.

GRAPHIC MATERIAL (12)

This chart shows the dividend distributions for Franklin Florida Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.7 cents
April                        5.7 cents
May                          5.7 cents
June                         5.7 cents
July                         5.7 cents
August                       5.7 cents
September                    5.4 cents
October                      5.4 cents
November                     5.4 cents
December                     5.3 cents
January                      5.3 cents
February                     5.3 cents
Total                       66.3 cents

GRAPHIC MATERIAL (13)

The following line graph compares the performance of the Franklin Florida Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.


--------------------------------------------------------------------------------
Date          Franklin Florida      Lehman Brothers             CPI
               Tax-Free Income       Municipal Bond
                Fund-Class I             Index
--------------------------------------------------------------------------------
   3/1/88    $9,576                     $10,000                         $10,000
  3/31/88    $9,396          -1.16%      $9,884           0.43%         $10,043
  4/30/88    $9,434           0.76%      $9,959           0.52%         $10,095
  5/31/88    $9,462          -0.29%      $9,930           0.34%         $10,130
  6/30/88    $9,638           1.46%     $10,075           0.43%         $10,173
  7/31/88    $9,676           0.65%     $10,141           0.42%         $10,216
  8/31/88    $9,739           0.09%     $10,150           0.42%         $10,259
  9/30/88    $9,934           1.81%     $10,334           0.67%         $10,327
 10/31/88    $10,168          1.76%     $10,515           0.33%         $10,362
 11/30/88    $10,070         -0.92%     $10,419           0.08%         $10,370
 12/31/88    $10,202          1.02%     $10,525           0.17%         $10,387
  1/31/89    $10,412          2.07%     $10,743           0.50%         $10,439
  2/28/89    $10,303         -1.14%     $10,620           0.41%         $10,482
  3/31/89    $10,301         -0.24%     $10,595           0.58%         $10,543
  4/30/89    $10,515          2.37%     $10,846           0.65%         $10,612
  5/31/89    $10,750          2.08%     $11,072           0.57%         $10,672
  6/30/89    $10,877          1.36%     $11,222           0.24%         $10,698
  7/31/89    $10,965          1.36%     $11,375           0.24%         $10,723
  8/31/89    $10,863         -0.98%     $11,263           0.16%         $10,740
  9/30/89    $10,790         -0.30%     $11,229           0.32%         $10,775
 10/31/89    $10,930          1.22%     $11,366           0.48%         $10,827
 11/30/89    $11,103          1.75%     $11,565           0.24%         $10,853
 12/31/89    $11,204          0.82%     $11,660           0.16%         $10,870
  1/31/90    $11,108         -0.47%     $11,605           1.03%         $10,982
  2/28/90    $11,263          0.89%     $11,709           0.47%         $11,033
  3/31/90    $11,250          0.03%     $11,712           0.55%         $11,094
  4/30/90    $11,153         -0.72%     $11,628           0.16%         $11,112
  5/31/90    $11,416          2.18%     $11,881           0.23%         $11,137
  6/30/90    $11,521          0.88%     $11,986           0.54%         $11,198
  7/31/90    $11,714          1.48%     $12,163           0.38%         $11,240
  8/31/90    $11,386         -1.45%     $11,987           0.92%         $11,344
  9/30/90    $11,460          0.06%     $11,994           0.84%         $11,439
 10/31/90    $11,631          1.81%     $12,211           0.60%         $11,507
 11/30/90    $11,890          2.01%     $12,457           0.22%         $11,533
 12/31/90    $11,885          0.44%     $12,512           0.00%         $11,533
  1/31/91    $12,081          1.34%     $12,679           0.60%         $11,602
  2/28/91    $12,165          0.87%     $12,789           0.15%         $11,619
  3/31/91    $12,216          0.04%     $12,795           0.15%         $11,637
  4/30/91    $12,382          1.34%     $12,966           0.15%         $11,654
  5/31/91    $12,468          0.89%     $13,081           0.30%         $11,689
  6/30/91    $12,463         -0.10%     $13,068           0.29%         $11,723
  7/31/91    $12,666          1.22%     $13,228           0.15%         $11,741
  8/31/91    $12,800          1.32%     $13,402           0.29%         $11,775
  9/30/91    $12,982          1.30%     $13,577           0.44%         $11,827
 10/31/91    $13,059          0.90%     $13,699           0.15%         $11,844
 11/30/91    $13,113          0.28%     $13,737           0.29%         $11,879
 12/31/91    $13,377          2.15%     $14,033           0.07%         $11,887
  1/31/92    $13,390          0.23%     $14,065           0.15%         $11,905
  2/29/92    $13,404          0.03%     $14,069           0.36%         $11,948
  3/31/92    $13,441          0.04%     $14,075           0.51%         $12,009
  4/30/92    $13,564          0.89%     $14,200           0.14%         $12,025
  5/31/92    $13,737          1.18%     $14,367           0.14%         $12,042
  6/30/92    $13,899          1.68%     $14,609           0.36%         $12,086
  7/31/92    $14,398          3.00%     $15,047           0.21%         $12,111
  8/31/92    $14,249         -0.98%     $14,900           0.28%         $12,145
  9/30/92    $14,251          0.65%     $14,996           0.28%         $12,179
 10/31/92    $14,024         -0.98%     $14,850           0.35%         $12,222
 11/30/92    $14,317          1.79%     $15,115           0.14%         $12,239
 12/31/92    $14,533          1.02%     $15,270          -0.07%         $12,230
  1/31/93    $14,724          1.16%     $15,447           0.49%         $12,290
  2/28/93    $15,122          3.62%     $16,006           0.35%         $12,333
  3/31/93    $15,069         -1.06%     $15,836           0.35%         $12,376
  4/30/93    $15,197          1.01%     $15,996           0.28%         $12,411
  5/31/93    $15,314          0.56%     $16,086           0.14%         $12,428
  6/30/93    $15,536          1.67%     $16,354           0.14%         $12,446
  7/31/93    $15,562          0.13%     $16,376           0.00%         $12,446
  8/31/93    $15,798          2.08%     $16,716           0.28%         $12,480
  9/30/93    $15,969          1.14%     $16,907           0.21%         $12,507
 10/31/93    $16,087          0.19%     $16,939           0.41%         $12,558
 11/30/93    $16,017         -0.88%     $16,790           0.07%         $12,567
 12/31/93    $16,281          2.11%     $17,144           0.00%         $12,567
  1/31/94    $16,451          1.14%     $17,339           0.27%         $12,601
  2/28/94    $16,157         -2.59%     $16,890           0.34%         $12,644
  3/31/94    $15,655         -4.07%     $16,203           0.34%         $12,687
  4/30/94    $15,730          0.85%     $16,341           0.14%         $12,704
  5/31/94    $15,821          0.87%     $16,483           0.07%         $12,713
  6/30/94    $15,800         -0.61%     $16,382           0.34%         $12,756
  7/31/94    $16,033          1.83%     $16,682           0.27%         $12,791
  8/31/94    $16,070          0.35%     $16,740           0.40%         $12,842
  9/30/94    $15,922         -1.47%     $16,494           0.27%         $12,877
 10/31/94    $15,731         -1.78%     $16,201           0.07%         $12,886
 11/30/94    $15,441         -1.81%     $15,908           0.13%         $12,902
 12/31/94    $15,738          2.20%     $16,258           0.00%         $12,902
  1/31/95    $16,153          2.86%     $16,723           0.40%         $12,954
  2/28/95    $16,540          2.91%     $17,209           0.40%         $13,006
  3/31/95    $16,667          1.15%     $17,407           0.33%         $13,049
  4/30/95    $16,736          0.12%     $17,428           0.33%         $13,092
  5/31/95    $17,129          3.19%     $17,984           0.20%         $13,118
  6/30/95    $17,095         -0.87%     $17,827           0.20%         $13,144
  7/31/95    $17,194          0.95%     $17,997           0.00%         $13,144
  8/31/95    $17,340          1.27%     $18,225           0.26%         $13,178
  9/30/95    $17,441          0.63%     $18,340           0.20%         $13,205
 10/31/95    $17,647          1.45%     $18,606           0.33%         $13,248
 11/30/95    $17,886          1.66%     $18,915          -0.07%         $13,239
 12/31/95    $18,049          0.96%     $19,097          -0.07%         $13,230
  1/31/96    $18,137          0.76%     $19,242           0.59%         $13,308
  2/29/96    $18,070         -0.68%     $19,111           0.32%         $13,350
  3/31/96    $17,927         -1.28%     $18,866           0.52%         $13,420
  4/30/96    $17,891         -0.28%     $18,813           0.39%         $13,472
  5/31/96    $17,901         -0.04%     $18,806           0.19%         $13,498
  6/30/96    $18,117          1.09%     $19,011           0.06%         $13,506
  7/31/96    $18,223          0.91%     $19,184           0.19%         $13,532
  8/31/96    $18,217         -0.02%     $19,180           0.19%         $13,557
  9/30/96    $18,467          1.40%     $19,449           0.32%         $13,601
 10/31/96    $18,623          1.13%     $19,668           0.32%         $13,644
 11/30/96    $18,892          1.83%     $20,028           0.19%         $13,670
 12/31/96    $18,839         -0.42%     $19,944           0.00%         $13,670
  1/31/97    $18,850          0.19%     $19,982           0.32%         $13,714
  2/28/97    $19,008          0.92%     $20,166           0.31%         $13,756
  3/31/97    $18,789         -1.33%     $19,898           0.25%         $13,791
  4/30/97    $18,966          0.84%     $20,065           0.12%         $13,807
  5/31/97    $19,177          1.51%     $20,368          -0.06%         $13,799
  6/30/97    $19,371          1.07%     $20,586           0.12%         $13,816
  7/31/97    $19,834          2.77%     $21,156           0.12%         $13,832
  8/31/97    $19,695         -0.94%     $20,957           0.19%         $13,858
  9/30/97    $19,837          1.19%     $21,206           0.25%         $13,893
 10/31/97    $19,963          0.64%     $21,342           0.25%         $13,928
 11/30/97    $20,089          0.59%     $21,468          -0.06%         $13,919
 12/31/97    $20,368          1.46%     $21,781          -0.12%         $13,903
  1/31/98    $20,580          1.03%     $22,006           0.19%         $13,929
  2/28/98    $20,602          0.03%     $22,012           0.19%         $13,956

Total           106.02%                      120.12%                     39.56%
Return
--------------------------------------------------------------------------------

GRAPHIC MATERIAL (14)

This chart shows in bar format the comparison between Franklin Florida Tax-Free Income Fund's Class II distribution rate of 4.60% and the taxable equivalent rate of 7.62% on 2/28/98.

GRAPHIC MATERIAL (15)

This chart shows the dividend distributions for Franklin Florida Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        5.45 cents
April                        5.24 cents
May                          5.24 cents
June                         5.24 cents
July                         5.07 cents
August                       5.07 cents
September                    4.84 cents
October                      4.84 cents
November                     4.84 cents
December                     4.74 cents
January                      4.73 cents
February                     4.73 cents
Total                       60.03 cents

GRAPHIC MATERIAL (16)

The following line graph compares the performance of the Franklin Florida Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.


--------------------------------------------------------------------------------
Date          Franklin Florida       Lehman Brothers Municipal        CPI
               Tax-Free Income              Bond Index
                Fund-Class II
--------------------------------------------------------------------------------
   5/1/95    $9,904                     $10,000                     $10,000
  5/31/95    $10,164          3.19%     $10,319           0.20%     $10,020
  6/30/95    $10,147         -0.87%     $10,229           0.20%     $10,040
  7/31/95    $10,192          0.95%     $10,326           0.00%     $10,040
  8/31/95    $10,281          1.27%     $10,458           0.26%     $10,066
  9/29/95    $10,344          0.63%     $10,523           0.20%     $10,086
 10/31/95    $10,452          1.45%     $10,676           0.33%     $10,120
 11/30/95    $10,596          1.66%     $10,853          -0.07%     $10,112
 12/29/95    $10,687          0.96%     $10,957          -0.07%     $10,105
  1/31/96    $10,733          0.76%     $11,041           0.59%     $10,165
  2/29/96    $10,688         -0.68%     $10,966           0.32%     $10,198
  3/29/96    $10,590         -1.28%     $10,825           0.52%     $10,251
  4/30/96    $10,564         -0.28%     $10,795           0.39%     $10,291
  5/31/96    $10,565         -0.04%     $10,791           0.19%     $10,310
  6/28/96    $10,695          1.09%     $10,908           0.06%     $10,316
  7/31/96    $10,742          0.91%     $11,008           0.19%     $10,336
  8/30/96    $10,733         -0.02%     $11,005           0.19%     $10,356
  9/30/96    $10,883          1.40%     $11,159           0.32%     $10,389
 10/31/96    $10,978          1.13%     $11,286           0.32%     $10,422
 11/29/96    $11,130          1.83%     $11,492           0.19%     $10,442
 12/31/96    $11,093         -0.42%     $11,444           0.00%     $10,442
  1/31/97    $11,095          0.19%     $11,466           0.32%     $10,475
  2/28/97    $11,183          0.92%     $11,571           0.31%     $10,508
  3/31/97    $11,053         -1.33%     $11,417           0.25%     $10,534
  4/30/97    $11,152          0.84%     $11,513           0.12%     $10,547
  5/31/97    $11,270          1.51%     $11,687          -0.06%     $10,540
  6/30/97    $11,379          1.07%     $11,812           0.12%     $10,553
  7/31/97    $11,653          2.77%     $12,139           0.12%     $10,565
  8/31/97    $11,556         -0.94%     $12,025           0.19%     $10,586
  9/30/97    $11,643          1.19%     $12,168           0.25%     $10,612
 10/31/97    $11,711          0.64%     $12,246           0.25%     $10,639
 11/30/97    $11,779          0.59%     $12,318          -0.06%     $10,632
 12/31/97    $11,936          1.46%     $12,498          -0.12%     $10,619
  1/31/98    $12,053          1.03%     $12,627           0.19%     $10,640
  2/28/98    $12,060          0.03%     $12,631           0.19%     $10,660

Total            20.60%                       26.31%                      6.60%
Return
--------------------------------------------------------------------------------

GRAPHIC MATERIAL (17)

This chart shows in pie format the credit quality breakdown of the Franklin Georgia Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         63.1%
AA                          19.0%
A                            7.9%
BBB                         10.0%

GRAPHIC MATERIAL (18)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Georgia Tax-Free Income Fund.

Utilities                            26.6%
Housing                              14.7%
Prerefunded                          14.5%
Hospitals                             8.9%
Industrial                            6.7%
General Obligation                    6.6%
Transportation                        6.5%
Other Revenue                         6.1%
Education                             5.2%
Certificates of Participation         3.4%
Health Care                           0.8%

GRAPHIC MATERIAL (19)

This chart shows in bar format the comparison between Franklin Georgia Tax-Free Income Fund's Class I distribution rate of 4.93% and the taxable equivalent rate of 8.68% on 2/28/98.

GRAPHIC MATERIAL (20)

This chart shows the dividend distributions for Franklin Georgia Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.3 cents
April                        5.3 cents
May                          5.3 cents
June                         5.3 cents
July                         5.3 cents
August                       5.3 cents
September                    5.3 cents
October                      5.3 cents
November                     5.3 cents
December                     5.3 cents
January                      5.3 cents
February                     5.3 cents
Total                       63.6 cents

GRAPHIC MATERIAL (21)

The following line graph compares the performance of the Franklin Georgia Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.


--------------------------------------------------------------------------------
Date          Franklin Georgia      Lehman Brothers             CPI
               Tax-Free Income       Municipal Bond
                Fund-Class I             Index
--------------------------------------------------------------------------------
   3/1/88    $9,574                     $10,000                         $10,000
  3/31/88    $9,383          -1.16%      $9,884           0.43%         $10,043
  4/30/88    $9,402           0.76%      $9,959           0.52%         $10,095
  5/31/88    $9,429          -0.29%      $9,930           0.34%         $10,130
  6/30/88    $9,587           1.46%     $10,075           0.43%         $10,173
  7/31/88    $9,624           0.65%     $10,141           0.42%         $10,216
  8/31/88    $9,699           0.09%     $10,150           0.42%         $10,259
  9/30/88    $9,925           1.81%     $10,334           0.67%         $10,327
 10/31/88    $10,152          1.76%     $10,515           0.33%         $10,362
 11/30/88    $10,063         -0.92%     $10,419           0.08%         $10,370
 12/31/88    $10,197          1.02%     $10,525           0.17%         $10,387
  1/31/89    $10,390          2.07%     $10,743           0.50%         $10,439
  2/28/89    $10,303         -1.14%     $10,620           0.41%         $10,482
  3/31/89    $10,274         -0.24%     $10,595           0.58%         $10,543
  4/30/89    $10,519          2.37%     $10,846           0.65%         $10,612
  5/31/89    $10,765          2.08%     $11,072           0.57%         $10,672
  6/30/89    $10,914          1.36%     $11,222           0.24%         $10,698
  7/31/89    $11,007          1.36%     $11,375           0.24%         $10,723
  8/31/89    $10,939         -0.98%     $11,263           0.16%         $10,740
  9/30/89    $10,882         -0.30%     $11,229           0.32%         $10,775
 10/31/89    $11,006          1.22%     $11,366           0.48%         $10,827
 11/30/89    $11,173          1.75%     $11,565           0.24%         $10,853
 12/31/89    $11,289          0.82%     $11,660           0.16%         $10,870
  1/31/90    $11,209         -0.47%     $11,605           1.03%         $10,982
  2/28/90    $11,358          0.89%     $11,709           0.47%         $11,033
  3/31/90    $11,350          0.03%     $11,712           0.55%         $11,094
  4/30/90    $11,282         -0.72%     $11,628           0.16%         $11,112
  5/31/90    $11,530          2.18%     $11,881           0.23%         $11,137
  6/30/90    $11,631          0.88%     $11,986           0.54%         $11,198
  7/31/90    $11,829          1.48%     $12,163           0.38%         $11,240
  8/31/90    $11,522         -1.45%     $11,987           0.92%         $11,344
  9/30/90    $11,506          0.06%     $11,994           0.84%         $11,439
 10/31/90    $11,664          1.81%     $12,211           0.60%         $11,507
 11/30/90    $11,943          2.01%     $12,457           0.22%         $11,533
 12/31/90    $11,926          0.44%     $12,512           0.00%         $11,533
  1/31/91    $12,154          1.34%     $12,679           0.60%         $11,602
  2/28/91    $12,248          0.87%     $12,789           0.15%         $11,619
  3/31/91    $12,287          0.04%     $12,795           0.15%         $11,637
  4/30/91    $12,451          1.34%     $12,966           0.15%         $11,654
  5/31/91    $12,536          0.89%     $13,081           0.30%         $11,689
  6/30/91    $12,531         -0.10%     $13,068           0.29%         $11,723
  7/31/91    $12,709          1.22%     $13,228           0.15%         $11,741
  8/31/91    $12,842          1.32%     $13,402           0.29%         $11,775
  9/30/91    $13,022          1.30%     $13,577           0.44%         $11,827
 10/31/91    $13,086          0.90%     $13,699           0.15%         $11,844
 11/30/91    $13,139          0.28%     $13,737           0.29%         $11,879
 12/31/91    $13,385          2.15%     $14,033           0.07%         $11,887
  1/31/92    $13,430          0.23%     $14,065           0.15%         $11,905
  2/29/92    $13,404          0.03%     $14,069           0.36%         $11,948
  3/31/92    $13,426          0.04%     $14,075           0.51%         $12,009
  4/30/92    $13,555          0.89%     $14,200           0.14%         $12,025
  5/31/92    $13,735          1.18%     $14,367           0.14%         $12,042
  6/30/92    $13,915          1.68%     $14,609           0.36%         $12,086
  7/31/92    $14,377          3.00%     $15,047           0.21%         $12,111
  8/31/92    $14,213         -0.98%     $14,900           0.28%         $12,145
  9/30/92    $14,259          0.65%     $14,996           0.28%         $12,179
 10/31/92    $14,004         -0.98%     $14,850           0.35%         $12,222
 11/30/92    $14,323          1.79%     $15,115           0.14%         $12,239
 12/31/92    $14,542          1.02%     $15,270          -0.07%         $12,230
  1/31/93    $14,662          1.16%     $15,447           0.49%         $12,290
  2/28/93    $15,074          3.62%     $16,006           0.35%         $12,333
  3/31/93    $15,004         -1.06%     $15,836           0.35%         $12,376
  4/30/93    $15,176          1.01%     $15,996           0.28%         $12,411
  5/31/93    $15,272          0.56%     $16,086           0.14%         $12,428
  6/30/93    $15,537          1.67%     $16,354           0.14%         $12,446
  7/31/93    $15,544          0.13%     $16,376           0.00%         $12,446
  8/31/93    $15,811          2.08%     $16,716           0.28%         $12,480
  9/30/93    $16,013          1.14%     $16,907           0.21%         $12,507
 10/31/93    $16,072          0.19%     $16,939           0.41%         $12,558
 11/30/93    $16,013         -0.88%     $16,790           0.07%         $12,567
 12/31/93    $16,271          2.11%     $17,144           0.00%         $12,567
  1/31/94    $16,465          1.14%     $17,339           0.27%         $12,601
  2/28/94    $16,123         -2.59%     $16,890           0.34%         $12,644
  3/31/94    $15,578         -4.07%     $16,203           0.34%         $12,687
  4/30/94    $15,639          0.85%     $16,341           0.14%         $12,704
  5/31/94    $15,741          0.87%     $16,483           0.07%         $12,713
  6/30/94    $15,678         -0.61%     $16,382           0.34%         $12,756
  7/31/94    $15,946          1.83%     $16,682           0.27%         $12,791
  8/31/94    $16,008          0.35%     $16,740           0.40%         $12,842
  9/30/94    $15,849         -1.47%     $16,494           0.27%         $12,877
 10/31/94    $15,604         -1.78%     $16,201           0.07%         $12,886
 11/30/94    $15,305         -1.81%     $15,908           0.13%         $12,902
 12/31/94    $15,663          2.20%     $16,258           0.00%         $12,902
  1/31/95    $16,080          2.86%     $16,723           0.40%         $12,954
  2/28/95    $16,427          2.91%     $17,209           0.40%         $13,006
  3/31/95    $16,577          1.15%     $17,407           0.33%         $13,049
  4/30/95    $16,626          0.12%     $17,428           0.33%         $13,092
  5/31/95    $17,007          3.19%     $17,984           0.20%         $13,118
  6/30/95    $16,942         -0.87%     $17,827           0.20%         $13,144
  7/31/95    $17,022          0.95%     $17,997           0.00%         $13,144
  8/31/95    $17,190          1.27%     $18,225           0.26%         $13,178
  9/30/95    $17,256          0.63%     $18,340           0.20%         $13,205
 10/31/95    $17,469          1.45%     $18,606           0.33%         $13,248
 11/30/95    $17,699          1.66%     $18,915          -0.07%         $13,239
 12/31/95    $17,870          0.96%     $19,097          -0.07%         $13,230
  1/31/96    $17,937          0.76%     $19,242           0.59%         $13,308
  2/29/96    $17,884         -0.68%     $19,111           0.32%         $13,350
  3/31/96    $17,727         -1.28%     $18,866           0.52%         $13,420
  4/30/96    $17,734         -0.28%     $18,813           0.39%         $13,472
  5/31/96    $17,771         -0.04%     $18,806           0.19%         $13,498
  6/30/96    $17,948          1.09%     $19,011           0.06%         $13,506
  7/31/96    $18,047          0.91%     $19,184           0.19%         $13,532
  8/31/96    $18,070         -0.02%     $19,180           0.19%         $13,557
  9/30/96    $18,291          1.40%     $19,449           0.32%         $13,601
 10/31/96    $18,452          1.13%     $19,668           0.32%         $13,644
 11/30/96    $18,691          1.83%     $20,028           0.19%         $13,670
 12/31/96    $18,696         -0.42%     $19,944           0.00%         $13,670
  1/31/97    $18,732          0.19%     $19,982           0.32%         $13,714
  2/28/97    $18,863          0.92%     $20,166           0.31%         $13,756
  3/31/97    $18,693         -1.33%     $19,898           0.25%         $13,791
  4/30/97    $18,841          0.84%     $20,065           0.12%         $13,807
  5/31/97    $19,039          1.51%     $20,368          -0.06%         $13,799
  6/30/97    $19,205          1.07%     $20,586           0.12%         $13,816
  7/31/97    $19,615          2.77%     $21,156           0.12%         $13,832
  8/31/97    $19,489         -0.94%     $20,957           0.19%         $13,858
  9/30/97    $19,690          1.19%     $21,206           0.25%         $13,893
 10/31/97    $19,794          0.64%     $21,342           0.25%         $13,928
 11/30/97    $19,931          0.59%     $21,468          -0.06%         $13,919
 12/31/97    $20,167          1.46%     $21,781          -0.12%         $13,903
  1/31/98    $20,322          1.03%     $22,006           0.19%         $13,929
  2/28/98    $20,326          0.03%     $22,012           0.19%         $13,956

Total           103.26%                      120.12%                     39.56%
Return
--------------------------------------------------------------------------------

GRAPHIC MATERIAL (22)

This chart shows in bar format the comparison between Franklin Georgia Tax-Free Income Fund's Class II distribution rate of 4.50% and the taxable equivalent rate of 7.93% on 2/28/98.

GRAPHIC MATERIAL (23)

This chart shows the dividend distributions for Franklin Georgia Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        4.85 cents
April                        4.71 cents
May                          4.71 cents
June                         4.71 cents
July                         4.77 cents
August                       4.77 cents
September                    4.72 cents
October                      4.72 cents
November                     4.72 cents
December                     4.72 cents
January                      4.72 cents
February                     4.72 cents
Total                       56.84 cents

GRAPHIC MATERIAL (24)

The following line graph compares the performance of the Franklin Georgia Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.


--------------------------------------------------------------------------------
Date          Franklin Georgia       Lehman Brothers Municipal        CPI
               Tax-Free Income              Bond Index
                Fund-Class II
--------------------------------------------------------------------------------
   5/1/95    $9,897                     $10,000                     $10,000
  5/31/95    $10,116          3.19%     $10,319           0.20%     $10,020
  6/30/95    $10,089         -0.87%     $10,229           0.20%     $10,040
  7/31/95    $10,140          0.95%     $10,326           0.00%     $10,040
  8/31/95    $10,226          1.27%     $10,458           0.26%     $10,066
  9/29/95    $10,268          0.63%     $10,523           0.20%     $10,086
 10/31/95    $10,381          1.45%     $10,676           0.33%     $10,120
 11/30/95    $10,520          1.66%     $10,853          -0.07%     $10,112
 12/29/95    $10,616          0.96%     $10,957          -0.07%     $10,105
  1/31/96    $10,651          0.76%     $11,041           0.59%     $10,165
  2/29/96    $10,614         -0.68%     $10,966           0.32%     $10,198
  3/29/96    $10,517         -1.28%     $10,825           0.52%     $10,251
  4/30/96    $10,517         -0.28%     $10,795           0.39%     $10,291
  5/31/96    $10,534         -0.04%     $10,791           0.19%     $10,310
  6/28/96    $10,633          1.09%     $10,908           0.06%     $10,316
  7/31/96    $10,693          0.91%     $11,008           0.19%     $10,336
  8/30/96    $10,698         -0.02%     $11,005           0.19%     $10,356
  9/30/96    $10,831          1.40%     $11,159           0.32%     $10,389
 10/31/96    $10,920          1.13%     $11,286           0.32%     $10,422
 11/29/96    $11,047          1.83%     $11,492           0.19%     $10,442
 12/31/96    $11,054         -0.42%     $11,444           0.00%     $10,442
  1/31/97    $11,061          0.19%     $11,466           0.32%     $10,475
  2/28/97    $11,143          0.92%     $11,571           0.31%     $10,508
  3/31/97    $11,039         -1.33%     $11,417           0.25%     $10,534
  4/30/97    $11,111          0.84%     $11,513           0.12%     $10,547
  5/31/97    $11,231          1.51%     $11,687          -0.06%     $10,540
  6/30/97    $11,323          1.07%     $11,812           0.12%     $10,553
  7/31/97    $11,558          2.77%     $12,139           0.12%     $10,565
  8/31/97    $11,480         -0.94%     $12,025           0.19%     $10,586
  9/30/97    $11,592          1.19%     $12,168           0.25%     $10,612
 10/31/97    $11,647          0.64%     $12,246           0.25%     $10,639
 11/30/97    $11,722          0.59%     $12,318          -0.06%     $10,632
 12/31/97    $11,864          1.46%     $12,498          -0.12%     $10,619
  1/31/98    $11,939          1.03%     $12,627           0.19%     $10,640
  2/28/98    $11,945          0.03%     $12,631           0.19%     $10,660

Total            19.45%                       26.31%                      6.60%
Return
--------------------------------------------------------------------------------


GRAPHIC MATERIAL (25)

This chart shows in pie format the credit quality breakdown of the Franklin Kentucky Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         60.2%
AA                           3.4%
A                           16.4%
BBB                         20.0%

GRAPHIC MATERIAL (26)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Kentucky Tax-Free Income Fund.

Hospitals                            29.8%
Housing                              17.7%
Utilities                            11.1%
Other Revenue                         9.8%
Transportation                        9.3%
Certificates of Participation         7.9%
Industrial                            7.8%
Prerefunded                           3.6%
Education                             3.0%

GRAPHIC MATERIAL (27)

This chart shows in bar format the comparison between Franklin Kentucky Tax-Free Income Fund's distribution rate of 5.02% and the taxable equivalent rate of 8.84% on 2/28/98.

GRAPHIC MATERIAL (28)

This chart shows the dividend distributions for Franklin Kentucky Tax-Free Income Fund from 3/1/97 to 2/28/98.

March                        5.1 cents
April                        5.1 cents
May                          5.1 cents
June                         5.1 cents
July                         5.1 cents
August                       5.1 cents
September                    5.1 cents
October                      5.1 cents
November                     5.1 cents
December                     5.0 cents
January                      5.0 cents
February                     5.0 cents
Total                       60.9 cents

GRAPHIC MATERIAL (29)

The following line graph compares the performance of the Franklin Kentucky Tax-Free Income Fund's shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 10/12/91 to 2/28/98.


--------------------------------------------------------------------------------
Date          Franklin Kentucky      Lehman Brothers Municipal        CPI
               Tax-Free Income              Bond Index
                Fund-Class I
--------------------------------------------------------------------------------
 10/12/91    $9,579                     $10,000                     $10,000
 10/31/91    $9,588           0.55%     $10,055           0.09%         $10,009
 11/30/91    $9,598           0.28%     $10,083           0.29%         $10,038
 12/31/91    $9,789           2.15%     $10,300           0.07%         $10,045
  1/31/92    $9,856           0.23%     $10,324           0.15%         $10,060
  2/29/92    $9,866           0.03%     $10,327           0.36%         $10,097
  3/31/92    $9,890           0.04%     $10,331           0.51%         $10,148
  4/30/92    $9,972           0.89%     $10,423           0.14%         $10,162
  5/31/92    $10,122          1.18%     $10,546           0.14%         $10,176
  6/30/92    $10,263          1.68%     $10,723           0.36%         $10,213
  7/31/92    $10,679          3.00%     $11,045           0.21%         $10,235
  8/31/92    $10,497         -0.98%     $10,937           0.28%         $10,263
  9/30/92    $10,522          0.65%     $11,008           0.28%         $10,292
 10/31/92    $10,348         -0.98%     $10,900           0.35%         $10,328
 11/30/92    $10,643          1.79%     $11,095           0.14%         $10,342
 12/31/92    $10,798          1.02%     $11,208          -0.07%         $10,335
  1/31/93    $10,925          1.16%     $11,338           0.49%         $10,386
  2/28/93    $11,265          3.62%     $11,749           0.35%         $10,422
  3/31/93    $11,188         -1.06%     $11,624           0.35%         $10,459
  4/30/93    $11,306          1.01%     $11,741           0.28%         $10,488
  5/31/93    $11,393          0.56%     $11,807           0.14%         $10,503
  6/30/93    $11,626          1.67%     $12,004           0.14%         $10,517
  7/31/93    $11,663          0.13%     $12,020           0.00%         $10,517
  8/31/93    $11,898          2.08%     $12,270           0.28%         $10,547
  9/30/93    $12,071          1.14%     $12,410           0.21%         $10,569
 10/31/93    $12,150          0.19%     $12,433           0.41%         $10,612
 11/30/93    $12,018         -0.88%     $12,324           0.07%         $10,620
 12/31/93    $12,300          2.11%     $12,584           0.00%         $10,620
  1/31/94    $12,435          1.14%     $12,727           0.27%         $10,648
  2/28/94    $12,085         -2.59%     $12,398           0.34%         $10,685
  3/31/94    $11,396         -4.07%     $11,893           0.34%         $10,721
  4/30/94    $11,488          0.85%     $11,994           0.14%         $10,736
  5/31/94    $11,614          0.87%     $12,099           0.07%         $10,743
  6/30/94    $11,505         -0.61%     $12,025           0.34%         $10,780
  7/31/94    $11,771          1.83%     $12,245           0.27%         $10,809
  8/31/94    $11,806          0.35%     $12,288           0.40%         $10,852
  9/30/94    $11,528         -1.47%     $12,107           0.27%         $10,882
 10/31/94    $11,192         -1.78%     $11,892           0.07%         $10,889
 11/30/94    $10,913         -1.81%     $11,676           0.13%         $10,903
 12/31/94    $11,254          2.20%     $11,933           0.00%         $10,903
  1/31/95    $11,700          2.86%     $12,275           0.40%         $10,947
  2/28/95    $12,112          2.91%     $12,632           0.40%         $10,991
  3/31/95    $12,240          1.15%     $12,777           0.33%         $11,027
  4/30/95    $12,252          0.12%     $12,792           0.33%         $11,063
  5/31/95    $12,694          3.19%     $13,200           0.20%         $11,086
  6/30/95    $12,508         -0.87%     $13,086           0.20%         $11,108
  7/31/95    $12,580          0.95%     $13,210           0.00%         $11,108
  8/31/95    $12,747          1.27%     $13,378           0.26%         $11,137
  9/30/95    $12,854          0.63%     $13,462           0.20%         $11,159
 10/31/95    $13,081          1.45%     $13,657           0.33%         $11,196
 11/30/95    $13,333          1.66%     $13,884          -0.07%         $11,188
 12/31/95    $13,491          0.96%     $14,017          -0.07%         $11,180
  1/31/96    $13,552          0.76%     $14,124           0.59%         $11,246
  2/29/96    $13,408         -0.68%     $14,028           0.32%         $11,282
  3/31/96    $13,215         -1.28%     $13,848           0.52%         $11,341
  4/30/96    $13,204         -0.28%     $13,809           0.39%         $11,385
  5/31/96    $13,217         -0.04%     $13,804           0.19%         $11,406
  6/30/96    $13,391          1.09%     $13,954           0.06%         $11,413
  7/31/96    $13,479          0.91%     $14,081           0.19%         $11,435
  8/31/96    $13,480         -0.02%     $14,078           0.19%         $11,457
  9/30/96    $13,694          1.40%     $14,276           0.32%         $11,493
 10/31/96    $13,859          1.13%     $14,437           0.32%         $11,530
 11/30/96    $14,100          1.83%     $14,701           0.19%         $11,552
 12/31/96    $14,063         -0.42%     $14,639           0.00%         $11,552
  1/31/97    $14,065          0.19%     $14,667           0.32%         $11,589
  2/28/97    $14,193          0.92%     $14,802           0.31%         $11,625
  3/31/97    $14,001         -1.33%     $14,605           0.25%         $11,654
  4/30/97    $14,132          0.84%     $14,728           0.12%         $11,668
  5/31/97    $14,328          1.51%     $14,950          -0.06%         $11,661
  6/30/97    $14,486          1.07%     $15,110           0.12%         $11,675
  7/31/97    $14,880          2.77%     $15,529           0.12%         $11,689
  8/31/97    $14,776         -0.94%     $15,383           0.19%         $11,711
  9/30/97    $14,949          1.19%     $15,566           0.25%         $11,741
 10/31/97    $15,030          0.64%     $15,665           0.25%         $11,770
 11/30/97    $15,152          0.59%     $15,758          -0.06%         $11,763
 12/31/97    $15,379          1.46%     $15,988          -0.12%         $11,749
  1/31/98    $15,513          1.03%     $16,153           0.19%         $11,771
  2/28/98    $15,527          0.03%     $16,158           0.19%         $11,793

Total            55.27%                       61.58%                     17.93%
Return
--------------------------------------------------------------------------------


GRAPHIC MATERIAL (30)

This chart shows in pie format the credit quality breakdown of the Franklin Louisiana Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         67.4%
AA                           3.1%
A                            9.5%
BBB                         10.7%
Below Investment Grade       9.3%

GRAPHIC MATERIAL (31)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Louisiana Tax-Free Income Fund.

Education                            21.8%
Utilities                            18.9%
Housing                              14.3%
Prerefunded                           9.1%
Hospitals                             8.2%
Industrial                            7.9%
Other Revenue                         6.8%
Sales Tax Bonds                       5.2%
General Obligation                    4.0%
Transportation                        2.5%
Certificates of Participation         1.3%


GRAPHIC MATERIAL (32)

This chart shows in bar format the comparison between Franklin Louisiana Tax-Free Income Fund's Class I distribution rate of 5.14% and the taxable equivalent rate of 9.05% on 2/28/98.

GRAPHIC MATERIAL (33)

This chart shows the dividend distributions for Franklin Louisiana Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.4 cents
April                        5.4 cents
May                          5.4 cents
June                         5.4 cents
July                         5.4 cents
August                       5.4 cents
September                    5.3 cents
October                      5.3 cents
November                     5.3 cents
December                     5.3 cents
January                      5.3 cents
February                     5.3 cents
Total                       64.2 cents

GRAPHIC MATERIAL (34)

The following line graph compares the performance of the Franklin Louisiana Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.


--------------------------------------------------------------------------------
Date         Franklin Louisiana     Lehman Brothers             CPI
               Tax-Free Income       Municipal Bond
                Fund-Class I             Index
--------------------------------------------------------------------------------
   3/1/88    $9,577                     $10,000                         $10,000
  3/31/88    $9,386          -1.16%      $9,884           0.43%         $10,043
  4/30/88    $9,425           0.76%      $9,959           0.52%         $10,095
  5/31/88    $9,473          -0.29%      $9,930           0.34%         $10,130
  6/30/88    $9,635           1.46%     $10,075           0.43%         $10,173
  7/31/88    $9,656           0.65%     $10,141           0.42%         $10,216
  8/31/88    $9,718           0.09%     $10,150           0.42%         $10,259
  9/30/88    $9,896           1.81%     $10,334           0.67%         $10,327
 10/31/88    $10,104          1.76%     $10,515           0.33%         $10,362
 11/30/88    $10,033         -0.92%     $10,419           0.08%         $10,370
 12/31/88    $10,175          1.02%     $10,525           0.17%         $10,387
  1/31/89    $10,377          2.07%     $10,743           0.50%         $10,439
  2/28/89    $10,304         -1.14%     $10,620           0.41%         $10,482
  3/31/89    $10,300         -0.24%     $10,595           0.58%         $10,543
  4/30/89    $10,506          2.37%     $10,846           0.65%         $10,612
  5/31/89    $10,763          2.08%     $11,072           0.57%         $10,672
  6/30/89    $10,911          1.36%     $11,222           0.24%         $10,698
  7/31/89    $11,020          1.36%     $11,375           0.24%         $10,723
  8/31/89    $10,944         -0.98%     $11,263           0.16%         $10,740
  9/30/89    $10,888         -0.30%     $11,229           0.32%         $10,775
 10/31/89    $10,988          1.22%     $11,366           0.48%         $10,827
 11/30/89    $11,161          1.75%     $11,565           0.24%         $10,853
 12/31/89    $11,262          0.82%     $11,660           0.16%         $10,870
  1/31/90    $11,173         -0.47%     $11,605           1.03%         $10,982
  2/28/90    $11,307          0.89%     $11,709           0.47%         $11,033
  3/31/90    $11,313          0.03%     $11,712           0.55%         $11,094
  4/30/90    $11,234         -0.72%     $11,628           0.16%         $11,112
  5/31/90    $11,500          2.18%     $11,881           0.23%         $11,137
  6/30/90    $11,616          0.88%     $11,986           0.54%         $11,198
  7/31/90    $11,809          1.48%     $12,163           0.38%         $11,240
  8/31/90    $11,540         -1.45%     $11,987           0.92%         $11,344
  9/30/90    $11,513          0.06%     $11,994           0.84%         $11,439
 10/31/90    $11,677          1.81%     $12,211           0.60%         $11,507
 11/30/90    $11,965          2.01%     $12,457           0.22%         $11,533
 12/31/90    $11,994          0.44%     $12,512           0.00%         $11,533
  1/31/91    $12,207          1.34%     $12,679           0.60%         $11,602
  2/28/91    $12,305          0.87%     $12,789           0.15%         $11,619
  3/31/91    $12,347          0.04%     $12,795           0.15%         $11,637
  4/30/91    $12,505          1.34%     $12,966           0.15%         $11,654
  5/31/91    $12,605          0.89%     $13,081           0.30%         $11,689
  6/30/91    $12,601         -0.10%     $13,068           0.29%         $11,723
  7/31/91    $12,798          1.22%     $13,228           0.15%         $11,741
  8/31/91    $12,924          1.32%     $13,402           0.29%         $11,775
  9/30/91    $13,110          1.30%     $13,577           0.44%         $11,827
 10/31/91    $13,166          0.90%     $13,699           0.15%         $11,844
 11/30/91    $13,234          0.28%     $13,737           0.29%         $11,879
 12/31/91    $13,461          2.15%     $14,033           0.07%         $11,887
  1/31/92    $13,495          0.23%     $14,065           0.15%         $11,905
  2/29/92    $13,493          0.03%     $14,069           0.36%         $11,948
  3/31/92    $13,528          0.04%     $14,075           0.51%         $12,009
  4/30/92    $13,637          0.89%     $14,200           0.14%         $12,025
  5/31/92    $13,809          1.18%     $14,367           0.14%         $12,042
  6/30/92    $13,983          1.68%     $14,609           0.36%         $12,086
  7/31/92    $14,500          3.00%     $15,047           0.21%         $12,111
  8/31/92    $14,319         -0.98%     $14,900           0.28%         $12,145
  9/30/92    $14,342          0.65%     $14,996           0.28%         $12,179
 10/31/92    $14,121         -0.98%     $14,850           0.35%         $12,222
 11/30/92    $14,415          1.79%     $15,115           0.14%         $12,239
 12/31/92    $14,646          1.02%     $15,270          -0.07%         $12,230
  1/31/93    $14,814          1.16%     $15,447           0.49%         $12,290
  2/28/93    $15,244          3.62%     $16,006           0.35%         $12,333
  3/31/93    $15,162         -1.06%     $15,836           0.35%         $12,376
  4/30/93    $15,265          1.01%     $15,996           0.28%         $12,411
  5/31/93    $15,329          0.56%     $16,086           0.14%         $12,428
  6/30/93    $15,621          1.67%     $16,354           0.14%         $12,446
  7/31/93    $15,642          0.13%     $16,376           0.00%         $12,446
  8/31/93    $15,880          2.08%     $16,716           0.28%         $12,480
  9/30/93    $16,038          1.14%     $16,907           0.21%         $12,507
 10/31/93    $16,059          0.19%     $16,939           0.41%         $12,558
 11/30/93    $16,026         -0.88%     $16,790           0.07%         $12,567
 12/31/93    $16,278          2.11%     $17,144           0.00%         $12,567
  1/31/94    $16,407          1.14%     $17,339           0.27%         $12,601
  2/28/94    $16,133         -2.59%     $16,890           0.34%         $12,644
  3/31/94    $15,550         -4.07%     $16,203           0.34%         $12,687
  4/30/94    $15,568          0.85%     $16,341           0.14%         $12,704
  5/31/94    $15,699          0.87%     $16,483           0.07%         $12,713
  6/30/94    $15,632         -0.61%     $16,382           0.34%         $12,756
  7/31/94    $15,892          1.83%     $16,682           0.27%         $12,791
  8/31/94    $15,940          0.35%     $16,740           0.40%         $12,842
  9/30/94    $15,800         -1.47%     $16,494           0.27%         $12,877
 10/31/94    $15,559         -1.78%     $16,201           0.07%         $12,886
 11/30/94    $15,201         -1.81%     $15,908           0.13%         $12,902
 12/31/94    $15,499          2.20%     $16,258           0.00%         $12,902
  1/31/95    $15,945          2.86%     $16,723           0.40%         $12,954
  2/28/95    $16,319          2.91%     $17,209           0.40%         $13,006
  3/31/95    $16,399          1.15%     $17,407           0.33%         $13,049
  4/30/95    $16,449          0.12%     $17,428           0.33%         $13,092
  5/31/95    $16,844          3.19%     $17,984           0.20%         $13,118
  6/30/95    $16,729         -0.87%     $17,827           0.20%         $13,144
  7/31/95    $16,841          0.95%     $17,997           0.00%         $13,144
  8/31/95    $17,000          1.27%     $18,225           0.26%         $13,178
  9/30/95    $17,128          0.63%     $18,340           0.20%         $13,205
 10/31/95    $17,348          1.45%     $18,606           0.33%         $13,248
 11/30/95    $17,601          1.66%     $18,915          -0.07%         $13,239
 12/31/95    $17,762          0.96%     $19,097          -0.07%         $13,230
  1/31/96    $17,831          0.76%     $19,242           0.59%         $13,308
  2/29/96    $17,743         -0.68%     $19,111           0.32%         $13,350
  3/31/96    $17,592         -1.28%     $18,866           0.52%         $13,420
  4/30/96    $17,567         -0.28%     $18,813           0.39%         $13,472
  5/31/96    $17,620         -0.04%     $18,806           0.19%         $13,498
  6/30/96    $17,802          1.09%     $19,011           0.06%         $13,506
  7/31/96    $17,937          0.91%     $19,184           0.19%         $13,532
  8/31/96    $17,991         -0.02%     $19,180           0.19%         $13,557
  9/30/96    $18,207          1.40%     $19,449           0.32%         $13,601
 10/31/96    $18,376          1.13%     $19,668           0.32%         $13,644
 11/30/96    $18,660          1.83%     $20,028           0.19%         $13,670
 12/31/96    $18,618         -0.42%     $19,944           0.00%         $13,670
  1/31/97    $18,641          0.19%     $19,982           0.32%         $13,714
  2/28/97    $18,796          0.92%     $20,166           0.31%         $13,756
  3/31/97    $18,636         -1.33%     $19,898           0.25%         $13,791
  4/30/97    $18,760          0.84%     $20,065           0.12%         $13,807
  5/31/97    $18,968          1.51%     $20,368          -0.06%         $13,799
  6/30/97    $19,177          1.07%     $20,586           0.12%         $13,816
  7/31/97    $19,607          2.77%     $21,156           0.12%         $13,832
  8/31/97    $19,494         -0.94%     $20,957           0.19%         $13,858
  9/30/97    $19,722          1.19%     $21,206           0.25%         $13,893
 10/31/97    $19,848          0.64%     $21,342           0.25%         $13,928
 11/30/97    $19,974          0.59%     $21,468          -0.06%         $13,919
 12/31/97    $20,256          1.46%     $21,781          -0.12%         $13,903
  1/31/98    $20,401          1.03%     $22,006           0.19%         $13,929
  2/28/98    $20,388          0.03%     $22,012           0.19%         $13,956

Total           103.88%                      120.12%                     39.56%
Return
--------------------------------------------------------------------------------


GRAPHIC MATERIAL (35)

This chart shows in bar format the comparison between Franklin Louisiana Tax-Free Income Fund's Class II distribution rate of 4.73% and the taxable equivalent rate of 8.33% on 2/28/98.

GRAPHIC MATERIAL (36)

This chart shows the dividend distributions for Franklin Louisiana Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        4.74 cents
April                        4.88 cents
May                          4.88 cents
June                         4.88 cents
July                         4.96 cents
August                       4.96 cents
September                    4.79 cents
October                      4.79 cents
November                     4.79 cents
December                     4.79 cents
January                      4.75 cents
February                     4.75 cents
Total                       57.96 cents

GRAPHIC MATERIAL (37)

The following line graph compares the performance of the Franklin Louisiana Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.


--------------------------------------------------------------------------------
Date         Franklin Louisiana      Lehman Brothers Municipal        CPI
               Tax-Free Income              Bond Index
                Fund-Class II
--------------------------------------------------------------------------------
   5/1/95    $9,901                     $10,000                     $10,000
  5/31/95    $10,131          3.19%     $10,319           0.20%     $10,020
  6/30/95    $10,066         -0.87%     $10,229           0.20%     $10,040
  7/31/95    $10,146          0.95%     $10,326           0.00%     $10,040
  8/31/95    $10,236          1.27%     $10,458           0.26%     $10,066
  9/29/95    $10,298          0.63%     $10,523           0.20%     $10,086
 10/31/95    $10,434          1.45%     $10,676           0.33%     $10,120
 11/30/95    $10,580          1.66%     $10,853          -0.07%     $10,112
 12/29/95    $10,680          0.96%     $10,957          -0.07%     $10,105
  1/31/96    $10,715          0.76%     $11,041           0.59%     $10,165
  2/29/96    $10,657         -0.68%     $10,966           0.32%     $10,198
  3/29/96    $10,553         -1.28%     $10,825           0.52%     $10,251
  4/30/96    $10,542         -0.28%     $10,795           0.39%     $10,291
  5/31/96    $10,569         -0.04%     $10,791           0.19%     $10,310
  6/28/96    $10,663          1.09%     $10,908           0.06%     $10,316
  7/31/96    $10,748          0.91%     $11,008           0.19%     $10,336
  8/30/96    $10,775         -0.02%     $11,005           0.19%     $10,356
  9/30/96    $10,900          1.40%     $11,159           0.32%     $10,389
 10/31/96    $10,994          1.13%     $11,286           0.32%     $10,422
 11/29/96    $11,157          1.83%     $11,492           0.19%     $10,442
 12/31/96    $11,125         -0.42%     $11,444           0.00%     $10,442
  1/31/97    $11,143          0.19%     $11,466           0.32%     $10,475
  2/28/97    $11,219          0.92%     $11,571           0.31%     $10,508
  3/31/97    $11,127         -1.33%     $11,417           0.25%     $10,534
  4/30/97    $11,196          0.84%     $11,513           0.12%     $10,547
  5/31/97    $11,324          1.51%     $11,687          -0.06%     $10,540
  6/30/97    $11,432          1.07%     $11,812           0.12%     $10,553
  7/31/97    $11,693          2.77%     $12,139           0.12%     $10,565
  8/31/97    $11,622         -0.94%     $12,025           0.19%     $10,586
  9/30/97    $11,741          1.19%     $12,168           0.25%     $10,612
 10/31/97    $11,811          0.64%     $12,246           0.25%     $10,639
 11/30/97    $11,880          0.59%     $12,318          -0.06%     $10,632
 12/31/97    $12,042          1.46%     $12,498          -0.12%     $10,619
  1/31/98    $12,122          1.03%     $12,627           0.19%     $10,640
  2/28/98    $12,119          0.03%     $12,631           0.19%     $10,660

Total            21.19%                       26.31%                      6.60%
Return
--------------------------------------------------------------------------------

GRAPHIC MATERIAL (38)

This chart shows in pie format the credit quality breakdown of the Franklin Maryland Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         49.6%
AA                          15.6%
A                           27.4%
BBB                          7.4%

GRAPHIC MATERIAL (39)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Maryland Tax-Free Income Fund.

Housing                              20.9%
Utilities                            20.0%
Hospitals                            12.9%
Other Revenue                        12.0%
General Obligation                   11.4%
Prerefunded                           6.9%
Education                             6.5%
Certificates of Participation         5.8%
Transportation                        3.6%

GRAPHIC MATERIAL (40)

This chart shows in bar format the comparison between Franklin Maryland Tax-Free Income Fund's Class I distribution rate of 4.84% and the taxable equivalent rate of 8.66% on 2/28/98.

GRAPHIC MATERIAL (41)

This chart shows the dividend distributions for Franklin Maryland Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.2 cents
April                        5.2 cents
May                          5.2 cents
June                         5.0 cents
July                         5.0 cents
August                       5.0 cents
September                    5.0 cents
October                      5.0 cents
November                     5.0 cents
December                     4.9 cents
January                      4.9 cents
February                     4.9 cents
Total                       60.3 cents

GRAPHIC MATERIAL (42)

The following line graph compares the performance of the Franklin Maryland Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 10/3/88 to 2/28/98.


--------------------------------------------------------------------------------
Date          Franklin Maryland     Lehman Brothers             CPI
               Tax-Free Income       Municipal Bond
                Fund-Class I             Index
--------------------------------------------------------------------------------
  10/3/88     9,579                      10,000                     10,000
 10/31/88     9,588           1.76%      10,176           0.33%     10,033
 11/30/88     9,521          -0.92%      10,082           0.08%     10,041
 12/30/88     9,617           1.02%      10,185           0.17%     10,058
  1/31/89     9,761           2.07%      10,396           0.50%     10,108
  2/28/89     9,699          -1.14%      10,278           0.41%     10,150
  3/31/89     9,686          -0.24%      10,253           0.58%     10,209
  4/28/89     9,905           2.37%      10,496           0.65%     10,275
  5/31/89    10,106           2.08%      10,714           0.57%     10,334
  6/30/89    10,239           1.36%      10,860           0.24%     10,358
  7/31/89    10,334           1.36%      11,008           0.24%     10,383
  8/31/89    10,261          -0.98%      10,900           0.16%     10,400
  9/29/89    10,217          -0.30%      10,867           0.32%     10,433
 10/31/89    10,303           1.22%      11,000           0.48%     10,483
 11/30/89    10,460           1.75%      11,192           0.24%     10,508
 12/29/89    10,557           0.82%      11,284           0.16%     10,525
  1/31/90    10,482          -0.47%      11,231           1.03%     10,634
  2/28/90    10,601           0.89%      11,331           0.47%     10,684
  3/30/90    10,555           0.03%      11,334           0.55%     10,742
  4/30/90    10,483          -0.72%      11,253           0.16%     10,760
  5/31/90    10,722           2.18%      11,498           0.23%     10,784
  6/29/90    10,848           0.88%      11,599           0.54%     10,843
  7/31/90    11,006           1.48%      11,771           0.38%     10,884
  8/31/90    10,741          -1.45%      11,600           0.92%     10,984
  9/28/90    10,731           0.06%      11,607           0.84%     11,076
 10/31/90    10,892           1.81%      11,817           0.60%     11,143
 11/30/90    11,140           2.01%      12,055           0.22%     11,167
 12/31/90    11,129           0.44%      12,108           0.00%     11,167
  1/31/91    11,347           1.34%      12,270           0.60%     11,234
  2/28/91    11,435           0.87%      12,377           0.15%     11,251
  3/29/91    11,479           0.04%      12,382           0.15%     11,268
  4/30/91    11,624           1.34%      12,548           0.15%     11,285
  5/31/91    11,691           0.89%      12,659           0.30%     11,319
  6/28/91    11,702          -0.10%      12,647           0.29%     11,351
  7/31/91    11,838           1.22%      12,801           0.15%     11,368
  8/30/91    11,952           1.32%      12,970           0.29%     11,401
  9/30/91    12,123           1.30%      13,138           0.44%     11,452
 10/31/91    12,192           0.90%      13,257           0.15%     11,469
 11/29/91    12,227           0.28%      13,294           0.29%     11,502
 12/31/91    12,471           2.15%      13,580           0.07%     11,510
  1/31/92    12,512           0.23%      13,611           0.15%     11,527
  2/28/92    12,506           0.03%      13,615           0.36%     11,569
  3/31/92    12,524           0.04%      13,620           0.51%     11,628
  4/30/92    12,636           0.89%      13,742           0.14%     11,644
  5/29/92    12,809           1.18%      13,904           0.14%     11,660
  6/30/92    12,971           1.68%      14,137           0.36%     11,702
  7/31/92    13,375           3.00%      14,561           0.21%     11,727
  8/31/92    13,236          -0.98%      14,419           0.28%     11,760
  9/30/92    13,266           0.65%      14,512           0.28%     11,793
 10/30/92    13,052          -0.98%      14,370           0.35%     11,834
 11/30/92    13,353           1.79%      14,627           0.14%     11,851
 12/31/92    13,557           1.02%      14,777          -0.07%     11,842
  1/29/93    13,725           1.16%      14,948           0.49%     11,900
  2/26/93    14,131           3.62%      15,489           0.35%     11,942
  3/31/93    14,061          -1.06%      15,325           0.35%     11,984
  4/30/93    14,181           1.01%      15,480           0.28%     12,017
  5/31/93    14,238           0.56%      15,566           0.14%     12,034
  6/30/93    14,499           1.67%      15,826           0.14%     12,051
  7/30/93    14,541           0.13%      15,847           0.00%     12,051
  8/31/93    14,776           2.08%      16,177           0.28%     12,085
  9/30/93    14,858           1.14%      16,361           0.21%     12,110
 10/29/93    14,926           0.19%      16,392           0.41%     12,160
 11/30/93    14,878          -0.88%      16,248           0.07%     12,168
 12/31/93    15,207           2.11%      16,591           0.00%     12,168
  1/31/94    15,340           1.14%      16,780           0.27%     12,201
  2/28/94    15,064          -2.59%      16,345           0.34%     12,243
  3/31/94    14,480          -4.07%      15,680           0.34%     12,284
  4/29/94    14,494           0.85%      15,813           0.14%     12,301
  5/31/94    14,630           0.87%      15,951           0.07%     12,310
  6/30/94    14,563          -0.61%      15,854           0.34%     12,352
  7/29/94    14,821           1.83%      16,144           0.27%     12,385
  8/31/94    14,877           0.35%      16,200           0.40%     12,435
  9/30/94    14,688          -1.47%      15,962           0.27%     12,468
 10/31/94    14,400          -1.78%      15,678           0.07%     12,477
 11/30/94    14,058          -1.81%      15,394           0.13%     12,493
 12/30/94    14,435           2.20%      15,733           0.00%     12,493
  1/31/95    14,884           2.86%      16,183           0.40%     12,543
  2/28/95    15,334           2.91%      16,654           0.40%     12,593
  3/31/95    15,478           1.15%      16,845           0.33%     12,635
  4/28/95    15,494           0.12%      16,865           0.33%     12,677
  5/31/95    15,908           3.19%      17,403           0.20%     12,702
  6/30/95    15,782          -0.87%      17,252           0.20%     12,727
  7/31/95    16,000           0.95%      17,416           0.00%     12,727
  8/31/95    16,190           1.27%      17,637           0.26%     12,761
  9/29/95    16,323           0.63%      17,748           0.20%     12,786
 10/31/95    16,515           1.45%      18,006           0.33%     12,828
 11/30/95    16,766           1.66%      18,304          -0.07%     12,819
 12/29/95    16,931           0.96%      18,480          -0.07%     12,810
  1/31/96    16,993           0.76%      18,621           0.59%     12,886
  2/29/96    16,892          -0.68%      18,494           0.32%     12,927
  3/29/96    16,702          -1.28%      18,257           0.52%     12,994
  4/30/96    16,690          -0.28%      18,206           0.39%     13,045
  5/31/96    16,692          -0.04%      18,199           0.19%     13,070
  6/28/96    16,861           1.09%      18,397           0.06%     13,078
  7/31/96    17,001           0.91%      18,565           0.19%     13,103
  8/30/96    16,987          -0.02%      18,561           0.19%     13,127
  9/30/96    17,235           1.40%      18,821           0.32%     13,169
 10/31/96    17,392           1.13%      19,033           0.32%     13,212
 11/29/96    17,673           1.83%      19,382           0.19%     13,237
 12/31/96    17,598          -0.42%      19,300           0.00%     13,237
  1/31/97    17,617           0.19%      19,337           0.32%     13,279
  2/28/97    17,776           0.92%      19,515           0.31%     13,320
  3/31/97    17,559          -1.33%      19,255           0.25%     13,353
  4/30/97    17,705           0.84%      19,417           0.12%     13,370
  5/31/97    17,930           1.51%      19,710          -0.06%     13,361
  6/30/97    18,104           1.07%      19,921           0.12%     13,378
  7/31/97    18,552           2.77%      20,473           0.12%     13,394
  8/31/97    18,423          -0.94%      20,281           0.19%     13,419
  9/30/97    18,633           1.19%      20,522           0.25%     13,453
 10/31/97    18,731           0.64%      20,653           0.25%     13,486
 11/30/97    18,861           0.59%      20,775          -0.06%     13,478
 12/31/97    19,104           1.46%      21,078          -0.12%     13,462
  1/31/98    19,250           1.03%      21,296           0.19%     13,488
  2/28/98    19,248           0.03%      21,302           0.19%     13,513

Total            92.48%                      113.02%                     35.13%
Return
--------------------------------------------------------------------------------



GRAPHIC MATERIAL (43)

This chart shows in bar format the comparison between Franklin Maryland Tax-Free Income Fund's Class II distribution rate of 4.41% and the taxable equivalent rate of 7.89% on 2/28/98.

GRAPHIC MATERIAL (44)

This chart shows the dividend distributions for Franklin Maryland Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        4.57 cents
April                        4.67 cents
May                          4.67 cents
June                         4.47 cents
July                         4.48 cents
August                       4.48 cents
September                    4.45 cents
October                      4.45 cents
November                     4.45 cents
December                     4.35 cents
January                      4.35 cents
February                     4.35 cents
Total                       53.74 cents

GRAPHIC MATERIAL (45)

The following line graph compares the performance of the Franklin Maryland Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.



--------------------------------------------------------------------------------
Date          Franklin Maryland      Lehman Brothers Municipal  CPI
               Tax-Free Income              Bond Index
                Fund-Class II
--------------------------------------------------------------------------------
   5/1/95    $9,900                     $10,000                     $10,000
  5/31/95    $10,167          3.19%     $10,319           0.20%     $10,020
  6/30/95    $10,081         -0.87%     $10,229           0.20%     $10,040
  7/31/95    $10,224          0.95%     $10,326           0.00%     $10,040
  8/31/95    $10,340          1.27%     $10,458           0.26%     $10,066
  9/29/95    $10,409          0.63%     $10,523           0.20%     $10,086
 10/31/95    $10,544          1.45%     $10,676           0.33%     $10,120
 11/30/95    $10,699          1.66%     $10,853          -0.07%     $10,112
 12/29/95    $10,798          0.96%     $10,957          -0.07%     $10,105
  1/31/96    $10,841          0.76%     $11,041           0.59%     $10,165
  2/29/96    $10,781         -0.68%     $10,966           0.32%     $10,198
  3/29/96    $10,669         -1.28%     $10,825           0.52%     $10,251
  4/30/96    $10,647         -0.28%     $10,795           0.39%     $10,291
  5/31/96    $10,652         -0.04%     $10,791           0.19%     $10,310
  6/28/96    $10,745          1.09%     $10,908           0.06%     $10,316
  7/31/96    $10,828          0.91%     $11,008           0.19%     $10,336
  8/30/96    $10,823         -0.02%     $11,005           0.19%     $10,356
  9/30/96    $10,965          1.40%     $11,159           0.32%     $10,389
 10/31/96    $11,069          1.13%     $11,286           0.32%     $10,422
 11/29/96    $11,231          1.83%     $11,492           0.19%     $10,442
 12/31/96    $11,189         -0.42%     $11,444           0.00%     $10,442
  1/31/97    $11,195          0.19%     $11,466           0.32%     $10,475
  2/28/97    $11,290          0.92%     $11,571           0.31%     $10,508
  3/31/97    $11,147         -1.33%     $11,417           0.25%     $10,534
  4/30/97    $11,233          0.84%     $11,513           0.12%     $10,547
  5/31/97    $11,380          1.51%     $11,687          -0.06%     $10,540
  6/30/97    $11,485          1.07%     $11,812           0.12%     $10,553
  7/31/97    $11,761          2.77%     $12,139           0.12%     $10,565
  8/31/97    $11,675         -0.94%     $12,025           0.19%     $10,586
  9/30/97    $11,801          1.19%     $12,168           0.25%     $10,612
 10/31/97    $11,857          0.64%     $12,246           0.25%     $10,639
 11/30/97    $11,934          0.59%     $12,318          -0.06%     $10,632
 12/31/97    $12,091          1.46%     $12,498          -0.12%     $10,619
  1/31/98    $12,167          1.03%     $12,627           0.19%     $10,640
  2/28/98    $12,160          0.03%     $12,631           0.19%     $10,660

Total            21.60%                       26.31%                      6.60%
Return
--------------------------------------------------------------------------------

GRAPHIC MATERIAL (46)

This chart shows in pie format the credit quality breakdown of the Franklin Missouri Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         63.5%
AA                          13.4%
A                            5.0%
BBB                         18.1%

GRAPHIC MATERIAL (47)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Missouri Tax-Free Income Fund.

Certificates of Participation        16.2%
Prerefunded                          15.6%
Hospitals                            12.0%
Transportation                       11.8%
Other Revenue                        10.5%
Housing                               9.4%
Utilities                             9.1%
Education                             5.8%
Health Care                           4.9%
General Obligation                    1.9%
Industrial                            1.6%
Tax Allocation Bonds                  1.2%

GRAPHIC MATERIAL (48)

This chart shows in bar format the comparison between Franklin Missouri Tax-Free Income Fund's Class I distribution rate of 4.89% and the taxable equivalent rate of 8.61% on 2/28/98.

GRAPHIC MATERIAL (49)

This chart shows the dividend distributions for Franklin Missouri Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.4 cents
April                        5.4 cents
May                          5.4 cents
June                         5.4 cents
July                         5.4 cents
August                       5.4 cents
September                    5.4 cents
October                      5.4 cents
November                     5.4 cents
December                     5.2 cents
January                      5.2 cents
February                     5.2 cents
Total                       64.2 cents

GRAPHIC MATERIAL (50)

The following line graph compares the performance of the Franklin Missouri Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.


--------------------------------------------------------------------------------
Date          Franklin Missouri     Lehman Brothers             CPI
               Tax-Free Income       Municipal Bond
                Fund-Class I             Index
--------------------------------------------------------------------------------
   3/1/88    $9,574                     $10,000                         $10,000
  3/31/88    $9,395          -1.16%      $9,884           0.43%         $10,043
  4/30/88    $9,447           0.76%      $9,959           0.52%         $10,095
  5/31/88    $9,491          -0.29%      $9,930           0.34%         $10,130
  6/30/88    $9,666           1.46%     $10,075           0.43%         $10,173
  7/31/88    $9,709           0.65%     $10,141           0.42%         $10,216
  8/31/88    $9,777           0.09%     $10,150           0.42%         $10,259
  9/30/88    $9,970           1.81%     $10,334           0.67%         $10,327
 10/31/88    $10,202          1.76%     $10,515           0.33%         $10,362
 11/30/88    $10,116         -0.92%     $10,419           0.08%         $10,370
 12/31/88    $10,234          1.02%     $10,525           0.17%         $10,387
  1/31/89    $10,431          2.07%     $10,743           0.50%         $10,439
  2/28/89    $10,344         -1.14%     $10,620           0.41%         $10,482
  3/31/89    $10,335         -0.24%     $10,595           0.58%         $10,543
  4/30/89    $10,555          2.37%     $10,846           0.65%         $10,612
  5/31/89    $10,787          2.08%     $11,072           0.57%         $10,672
  6/30/89    $10,909          1.36%     $11,222           0.24%         $10,698
  7/31/89    $11,002          1.36%     $11,375           0.24%         $10,723
  8/31/89    $10,942         -0.98%     $11,263           0.16%         $10,740
  9/30/89    $10,882         -0.30%     $11,229           0.32%         $10,775
 10/31/89    $10,977          1.22%     $11,366           0.48%         $10,827
 11/30/89    $11,135          1.75%     $11,565           0.24%         $10,853
 12/31/89    $11,231          0.82%     $11,660           0.16%         $10,870
  1/31/90    $11,149         -0.47%     $11,605           1.03%         $10,982
  2/28/90    $11,299          0.89%     $11,709           0.47%         $11,033
  3/31/90    $11,291          0.03%     $11,712           0.55%         $11,094
  4/30/90    $11,239         -0.72%     $11,628           0.16%         $11,112
  5/31/90    $11,489          2.18%     $11,881           0.23%         $11,137
  6/30/90    $11,599          0.88%     $11,986           0.54%         $11,198
  7/31/90    $11,776          1.48%     $12,163           0.38%         $11,240
  8/31/90    $11,548         -1.45%     $11,987           0.92%         $11,344
  9/30/90    $11,517          0.06%     $11,994           0.84%         $11,439
 10/31/90    $11,708          1.81%     $12,211           0.60%         $11,507
 11/30/90    $11,977          2.01%     $12,457           0.22%         $11,533
 12/31/90    $11,980          0.44%     $12,512           0.00%         $11,533
  1/31/91    $12,163          1.34%     $12,679           0.60%         $11,602
  2/28/91    $12,233          0.87%     $12,789           0.15%         $11,619
  3/31/91    $12,292          0.04%     $12,795           0.15%         $11,637
  4/30/91    $12,467          1.34%     $12,966           0.15%         $11,654
  5/31/91    $12,550          0.89%     $13,081           0.30%         $11,689
  6/30/91    $12,529         -0.10%     $13,068           0.29%         $11,723
  7/31/91    $12,730          1.22%     $13,228           0.15%         $11,741
  8/31/91    $12,838          1.32%     $13,402           0.29%         $11,775
  9/30/91    $13,017          1.30%     $13,577           0.44%         $11,827
 10/31/91    $13,103          0.90%     $13,699           0.15%         $11,844
 11/30/91    $13,165          0.28%     $13,737           0.29%         $11,879
 12/31/91    $13,414          2.15%     $14,033           0.07%         $11,887
  1/31/92    $13,446          0.23%     $14,065           0.15%         $11,905
  2/29/92    $13,479          0.03%     $14,069           0.36%         $11,948
  3/31/92    $13,512          0.04%     $14,075           0.51%         $12,009
  4/30/92    $13,631          0.89%     $14,200           0.14%         $12,025
  5/31/92    $13,787          1.18%     $14,367           0.14%         $12,042
  6/30/92    $13,944          1.68%     $14,609           0.36%         $12,086
  7/31/92    $14,426          3.00%     $15,047           0.21%         $12,111
  8/31/92    $14,247         -0.98%     $14,900           0.28%         $12,145
  9/30/92    $14,294          0.65%     $14,996           0.28%         $12,179
 10/31/92    $14,037         -0.98%     $14,850           0.35%         $12,222
 11/30/92    $14,376          1.79%     $15,115           0.14%         $12,239
 12/31/92    $14,601          1.02%     $15,270          -0.07%         $12,230
  1/31/93    $14,777          1.16%     $15,447           0.49%         $12,290
  2/28/93    $15,198          3.62%     $16,006           0.35%         $12,333
  3/31/93    $15,155         -1.06%     $15,836           0.35%         $12,376
  4/30/93    $15,255          1.01%     $15,996           0.28%         $12,411
  5/31/93    $15,343          0.56%     $16,086           0.14%         $12,428
  6/30/93    $15,615          1.67%     $16,354           0.14%         $12,446
  7/31/93    $15,690          0.13%     $16,376           0.00%         $12,446
  8/31/93    $15,991          2.08%     $16,716           0.28%         $12,480
  9/30/93    $16,211          1.14%     $16,907           0.21%         $12,507
 10/31/93    $16,244          0.19%     $16,939           0.41%         $12,558
 11/30/93    $16,157         -0.88%     $16,790           0.07%         $12,567
 12/31/93    $16,542          2.11%     $17,144           0.00%         $12,567
  1/31/94    $16,698          1.14%     $17,339           0.27%         $12,601
  2/28/94    $16,337         -2.59%     $16,890           0.34%         $12,644
  3/31/94    $15,740         -4.07%     $16,203           0.34%         $12,687
  4/30/94    $15,788          0.85%     $16,341           0.14%         $12,704
  5/31/94    $15,919          0.87%     $16,483           0.07%         $12,713
  6/30/94    $15,856         -0.61%     $16,382           0.34%         $12,756
  7/31/94    $16,100          1.83%     $16,682           0.27%         $12,791
  8/31/94    $16,164          0.35%     $16,740           0.40%         $12,842
  9/30/94    $15,942         -1.47%     $16,494           0.27%         $12,877
 10/31/94    $15,677         -1.78%     $16,201           0.07%         $12,886
 11/30/94    $15,369         -1.81%     $15,908           0.13%         $12,902
 12/31/94    $15,702          2.20%     $16,258           0.00%         $12,902
  1/31/95    $16,153          2.86%     $16,723           0.40%         $12,954
  2/28/95    $16,575          2.91%     $17,209           0.40%         $13,006
  3/31/95    $16,710          1.15%     $17,407           0.33%         $13,049
  4/30/95    $16,772          0.12%     $17,428           0.33%         $13,092
  5/31/95    $17,216          3.19%     $17,984           0.20%         $13,118
  6/30/95    $17,117         -0.87%     $17,827           0.20%         $13,144
  7/31/95    $17,210          0.95%     $17,997           0.00%         $13,144
  8/31/95    $17,393          1.27%     $18,225           0.26%         $13,178
  9/30/95    $17,472          0.63%     $18,340           0.20%         $13,205
 10/31/95    $17,686          1.45%     $18,606           0.33%         $13,248
 11/30/95    $17,963          1.66%     $18,915          -0.07%         $13,239
 12/31/95    $18,166          0.96%     $19,097          -0.07%         $13,230
  1/31/96    $18,339          0.76%     $19,242           0.59%         $13,308
  2/29/96    $18,269         -0.68%     $19,111           0.32%         $13,350
  3/31/96    $18,045         -1.28%     $18,866           0.52%         $13,420
  4/30/96    $18,005         -0.28%     $18,813           0.39%         $13,472
  5/31/96    $17,995         -0.04%     $18,806           0.19%         $13,498
  6/30/96    $18,188          1.09%     $19,011           0.06%         $13,506
  7/31/96    $18,319          0.91%     $19,184           0.19%         $13,532
  8/31/96    $18,356         -0.02%     $19,180           0.19%         $13,557
  9/30/96    $18,615          1.40%     $19,449           0.32%         $13,601
 10/31/96    $18,795          1.13%     $19,668           0.32%         $13,644
 11/30/96    $19,072          1.83%     $20,028           0.19%         $13,670
 12/31/96    $19,018         -0.42%     $19,944           0.00%         $13,670
  1/31/97    $19,040          0.19%     $19,982           0.32%         $13,714
  2/28/97    $19,192          0.92%     $20,166           0.31%         $13,756
  3/31/97    $19,003         -1.33%     $19,898           0.25%         $13,791
  4/30/97    $19,206          0.84%     $20,065           0.12%         $13,807
  5/31/97    $19,442          1.51%     $20,368          -0.06%         $13,799
  6/30/97    $19,626          1.07%     $20,586           0.12%         $13,816
  7/31/97    $20,096          2.77%     $21,156           0.12%         $13,832
  8/31/97    $19,953         -0.94%     $20,957           0.19%         $13,858
  9/30/97    $20,210          1.19%     $21,206           0.25%         $13,893
 10/31/97    $20,318          0.64%     $21,342           0.25%         $13,928
 11/30/97    $20,459          0.59%     $21,468          -0.06%         $13,919
 12/31/97    $20,757          1.46%     $21,781          -0.12%         $13,903
  1/31/98    $20,914          1.03%     $22,006           0.19%         $13,929
  2/28/98    $21,003          0.03%     $22,012           0.19%         $13,956

Total           110.03%                      120.12%                     39.56%
Return
--------------------------------------------------------------------------------


GRAPHIC MATERIAL (51)

This chart shows in bar format the comparison between Franklin Missouri Tax-Free Income Fund's Class II distribution rate of 4.48% and the taxable equivalent rate of 7.89% on 2/28/98.


GRAPHIC MATERIAL (52)

This chart shows the dividend distributions for Franklin Missouri Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        4.47 cents
April                        4.83 cents
May                          4.83 cents
June                         4.83 cents
July                         4.85 cents
August                       4.85 cents
September                    4.83 cents
October                      4.83 cents
November                     4.83 cents
December                     4.63 cents
January                      4.63 cents
February                     4.63 cents
Total                       57.04 cents

GRAPHIC MATERIAL (53)

The following line graph compares the performance of the Franklin Missouri Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.


--------------------------------------------------------------------------------
Date          Franklin Missouri      Lehman Brothers Municipal        CPI
               Tax-Free Income              Bond Index
                Fund-Class II
--------------------------------------------------------------------------------
   5/1/95    $9,896                     $10,000                     $10,000
  5/31/95    $10,160          3.19%     $10,319           0.20%     $10,020
  6/30/95    $10,096         -0.87%     $10,229           0.20%     $10,040
  7/31/95    $10,146          0.95%     $10,326           0.00%     $10,040
  8/31/95    $10,249          1.27%     $10,458           0.26%     $10,066
  9/29/95    $10,298          0.63%     $10,523           0.20%     $10,086
 10/31/95    $10,419          1.45%     $10,676           0.33%     $10,120
 11/30/95    $10,576          1.66%     $10,853          -0.07%     $10,112
 12/29/95    $10,690          0.96%     $10,957          -0.07%     $10,105
  1/31/96    $10,787          0.76%     $11,041           0.59%     $10,165
  2/29/96    $10,740         -0.68%     $10,966           0.32%     $10,198
  3/29/96    $10,597         -1.28%     $10,825           0.52%     $10,251
  4/30/96    $10,577         -0.28%     $10,795           0.39%     $10,291
  5/31/96    $10,566         -0.04%     $10,791           0.19%     $10,310
  6/28/96    $10,674          1.09%     $10,908           0.06%     $10,316
  7/31/96    $10,746          0.91%     $11,008           0.19%     $10,336
  8/30/96    $10,763         -0.02%     $11,005           0.19%     $10,356
  9/30/96    $10,900          1.40%     $11,159           0.32%     $10,389
 10/31/96    $11,009          1.13%     $11,286           0.32%     $10,422
 11/29/96    $11,165          1.83%     $11,492           0.19%     $10,442
 12/31/96    $11,109         -0.42%     $11,444           0.00%     $10,442
  1/31/97    $11,116          0.19%     $11,466           0.32%     $10,475
  2/28/97    $11,208          0.92%     $11,571           0.31%     $10,508
  3/31/97    $11,099         -1.33%     $11,417           0.25%     $10,534
  4/30/97    $11,212          0.84%     $11,513           0.12%     $10,547
  5/31/97    $11,344          1.51%     $11,687          -0.06%     $10,540
  6/30/97    $11,446          1.07%     $11,812           0.12%     $10,553
  7/31/97    $11,723          2.77%     $12,139           0.12%     $10,565
  8/31/97    $11,635         -0.94%     $12,025           0.19%     $10,586
  9/30/97    $11,779          1.19%     $12,168           0.25%     $10,612
 10/31/97    $11,836          0.64%     $12,246           0.25%     $10,639
 11/30/97    $11,912          0.59%     $12,318          -0.06%     $10,632
 12/31/97    $12,079          1.46%     $12,498          -0.12%     $10,619
  1/31/98    $12,165          1.03%     $12,627           0.19%     $10,640
  2/28/98    $12,211          0.03%     $12,631           0.19%     $10,660

Total            22.11%                       26.31%                      6.60%
Return
--------------------------------------------------------------------------------



GRAPHIC MATERIAL (54)

This chart shows in pie format the credit quality breakdown of the Franklin North Carolina Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         45.6%
AA                          23.2%
A                           17.9%
BBB                         12.8%
Below Investment Grade       0.5%

GRAPHIC MATERIAL (55)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin North Carolina Tax-Free Income Fund.

Utilities                            28.3%
Hospitals                            14.8%
Housing                              14.5%
Certificates of Participation        13.2%
Prerefunded                          10.1%
Industrial                            5.0%
Other Revenue                         4.3%
Education                             4.0%
Health Care                           2.6%
Tax Allocation Bond                   1.2%
Transportation                        0.9%
General Obligation                    0.6%
Sales Tax Revenue                     0.5%

GRAPHIC MATERIAL (56)

This chart shows in bar format the comparison between Franklin North Carolina Tax-Free Income Fund's Class I distribution rate of 4.84% and the taxable equivalent rate of 8.69% on 2/28/98.

GRAPHIC MATERIAL (57)

This chart shows the dividend distributions for Franklin North Carolina Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.2 cents
April                        5.2 cents
May                          5.2 cents
June                         5.2 cents
July                         5.2 cents
August                       5.2 cents
September                    5.2 cents
October                      5.2 cents
November                     5.2 cents
December                     5.2 cents
January                      5.2 cents
February                     5.2 cents
Total                       62.4 cents

GRAPHIC MATERIAL (58)

The following line graph compares the performance of the Franklin North Carolina Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.


--------------------------------------------------------------------------------
Date       Franklin North Carolina  Lehman Brothers             CPI
                  Tax-Free           Municipal Bond
             Income Fund-Class I         Index
--------------------------------------------------------------------------------
   3/1/88    $9,579                     $10,000                         $10,000
  3/31/88    $9,376          -1.16%      $9,884           0.43%         $10,043
  4/30/88    $9,403           0.76%      $9,959           0.52%         $10,095
  5/31/88    $9,430          -0.29%      $9,930           0.34%         $10,130
  6/30/88    $9,635           1.46%     $10,075           0.43%         $10,173
  7/31/88    $9,690           0.65%     $10,141           0.42%         $10,216
  8/31/88    $9,747           0.09%     $10,150           0.42%         $10,259
  9/30/88    $9,975           1.81%     $10,334           0.67%         $10,327
 10/31/88    $10,185          1.76%     $10,515           0.33%         $10,362
 11/30/88    $10,080         -0.92%     $10,419           0.08%         $10,370
 12/31/88    $10,226          1.02%     $10,525           0.17%         $10,387
  1/31/89    $10,450          2.07%     $10,743           0.50%         $10,439
  2/28/89    $10,371         -1.14%     $10,620           0.41%         $10,482
  3/31/89    $10,362         -0.24%     $10,595           0.58%         $10,543
  4/30/89    $10,609          2.37%     $10,846           0.65%         $10,612
  5/31/89    $10,828          2.08%     $11,072           0.57%         $10,672
  6/30/89    $10,978          1.36%     $11,222           0.24%         $10,698
  7/31/89    $11,059          1.36%     $11,375           0.24%         $10,723
  8/31/89    $10,988         -0.98%     $11,263           0.16%         $10,740
  9/30/89    $10,917         -0.30%     $11,229           0.32%         $10,775
 10/31/89    $11,009          1.22%     $11,366           0.48%         $10,827
 11/30/89    $11,174          1.75%     $11,565           0.24%         $10,853
 12/31/89    $11,278          0.82%     $11,660           0.16%         $10,870
  1/31/90    $11,205         -0.47%     $11,605           1.03%         $10,982
  2/28/90    $11,341          0.89%     $11,709           0.47%         $11,033
  3/31/90    $11,341          0.03%     $11,712           0.55%         $11,094
  4/30/90    $11,269         -0.72%     $11,628           0.16%         $11,112
  5/31/90    $11,526          2.18%     $11,881           0.23%         $11,137
  6/30/90    $11,649          0.88%     $11,986           0.54%         $11,198
  7/31/90    $11,824          1.48%     $12,163           0.38%         $11,240
  8/31/90    $11,565         -1.45%     $11,987           0.92%         $11,344
  9/30/90    $11,546          0.06%     $11,994           0.84%         $11,439
 10/31/90    $11,713          1.81%     $12,211           0.60%         $11,507
 11/30/90    $11,980          2.01%     $12,457           0.22%         $11,533
 12/31/90    $11,993          0.44%     $12,512           0.00%         $11,533
  1/31/91    $12,174          1.34%     $12,679           0.60%         $11,602
  2/28/91    $12,243          0.87%     $12,789           0.15%         $11,619
  3/31/91    $12,291          0.04%     $12,795           0.15%         $11,637
  4/30/91    $12,452          1.34%     $12,966           0.15%         $11,654
  5/31/91    $12,546          0.89%     $13,081           0.30%         $11,689
  6/30/91    $12,526         -0.10%     $13,068           0.29%         $11,723
  7/31/91    $12,701          1.22%     $13,228           0.15%         $11,741
  8/31/91    $12,820          1.32%     $13,402           0.29%         $11,775
  9/30/91    $12,985          1.30%     $13,577           0.44%         $11,827
 10/31/91    $13,058          0.90%     $13,699           0.15%         $11,844
 11/30/91    $13,108          0.28%     $13,737           0.29%         $11,879
 12/31/91    $13,372          2.15%     $14,033           0.07%         $11,887
  1/31/92    $13,403          0.23%     $14,065           0.15%         $11,905
  2/29/92    $13,398          0.03%     $14,069           0.36%         $11,948
  3/31/92    $13,418          0.04%     $14,075           0.51%         $12,009
  4/30/92    $13,521          0.89%     $14,200           0.14%         $12,025
  5/31/92    $13,675          1.18%     $14,367           0.14%         $12,042
  6/30/92    $13,854          1.68%     $14,609           0.36%         $12,086
  7/31/92    $14,353          3.00%     $15,047           0.21%         $12,111
  8/31/92    $14,188         -0.98%     $14,900           0.28%         $12,145
  9/30/92    $14,233          0.65%     $14,996           0.28%         $12,179
 10/31/92    $14,053         -0.98%     $14,850           0.35%         $12,222
 11/30/92    $14,361          1.79%     $15,115           0.14%         $12,239
 12/31/92    $14,571          1.02%     $15,270          -0.07%         $12,230
  1/31/93    $14,756          1.16%     $15,447           0.49%         $12,290
  2/28/93    $15,183          3.62%     $16,006           0.35%         $12,333
  3/31/93    $15,127         -1.06%     $15,836           0.35%         $12,376
  4/30/93    $15,237          1.01%     $15,996           0.28%         $12,411
  5/31/93    $15,296          0.56%     $16,086           0.14%         $12,428
  6/30/93    $15,537          1.67%     $16,354           0.14%         $12,446
  7/31/93    $15,545          0.13%     $16,376           0.00%         $12,446
  8/31/93    $15,867          2.08%     $16,716           0.28%         $12,480
  9/30/93    $16,043          1.14%     $16,907           0.21%         $12,507
 10/31/93    $16,088          0.19%     $16,939           0.41%         $12,558
 11/30/93    $16,001         -0.88%     $16,790           0.07%         $12,567
 12/31/93    $16,273          2.11%     $17,144           0.00%         $12,567
  1/31/94    $16,426          1.14%     $17,339           0.27%         $12,601
  2/28/94    $16,095         -2.59%     $16,890           0.34%         $12,644
  3/31/94    $15,463         -4.07%     $16,203           0.34%         $12,687
  4/30/94    $15,550          0.85%     $16,341           0.14%         $12,704
  5/31/94    $15,665          0.87%     $16,483           0.07%         $12,713
  6/30/94    $15,546         -0.61%     $16,382           0.34%         $12,756
  7/31/94    $15,827          1.83%     $16,682           0.27%         $12,791
  8/31/94    $15,888          0.35%     $16,740           0.40%         $12,842
  9/30/94    $15,672         -1.47%     $16,494           0.27%         $12,877
 10/31/94    $15,369         -1.78%     $16,201           0.07%         $12,886
 11/30/94    $14,983         -1.81%     $15,908           0.13%         $12,902
 12/31/94    $15,341          2.20%     $16,258           0.00%         $12,902
  1/31/95    $15,815          2.86%     $16,723           0.40%         $12,954
  2/28/95    $16,263          2.91%     $17,209           0.40%         $13,006
  3/31/95    $16,455          1.15%     $17,407           0.33%         $13,049
  4/30/95    $16,474          0.12%     $17,428           0.33%         $13,092
  5/31/95    $16,899          3.19%     $17,984           0.20%         $13,118
  6/30/95    $16,774         -0.87%     $17,827           0.20%         $13,144
  7/31/95    $16,852          0.95%     $17,997           0.00%         $13,144
  8/31/95    $17,020          1.27%     $18,225           0.26%         $13,178
  9/30/95    $17,114          0.63%     $18,340           0.20%         $13,205
 10/31/95    $17,372          1.45%     $18,606           0.33%         $13,248
 11/30/95    $17,646          1.66%     $18,915          -0.07%         $13,239
 12/31/95    $17,816          0.96%     $19,097          -0.07%         $13,230
  1/31/96    $17,897          0.76%     $19,242           0.59%         $13,308
  2/29/96    $17,767         -0.68%     $19,111           0.32%         $13,350
  3/31/96    $17,592         -1.28%     $18,866           0.52%         $13,420
  4/30/96    $17,583         -0.28%     $18,813           0.39%         $13,472
  5/31/96    $17,603         -0.04%     $18,806           0.19%         $13,498
  6/30/96    $17,791          1.09%     $19,011           0.06%         $13,506
  7/31/96    $17,918          0.91%     $19,184           0.19%         $13,532
  8/31/96    $17,920         -0.02%     $19,180           0.19%         $13,557
  9/30/96    $18,157          1.40%     $19,449           0.32%         $13,601
 10/31/96    $18,332          1.13%     $19,668           0.32%         $13,644
 11/30/96    $18,586          1.83%     $20,028           0.19%         $13,670
 12/31/96    $18,542         -0.42%     $19,944           0.00%         $13,670
  1/31/97    $18,561          0.19%     $19,982           0.32%         $13,714
  2/28/97    $18,723          0.92%     $20,166           0.31%         $13,756
  3/31/97    $18,550         -1.33%     $19,898           0.25%         $13,791
  4/30/97    $18,714          0.84%     $20,065           0.12%         $13,807
  5/31/97    $18,927          1.51%     $20,368          -0.06%         $13,799
  6/30/97    $19,124          1.07%     $20,586           0.12%         $13,816
  7/31/97    $19,550          2.77%     $21,156           0.12%         $13,832
  8/31/97    $19,439         -0.94%     $20,957           0.19%         $13,858
  9/30/97    $19,638          1.19%     $21,206           0.25%         $13,893
 10/31/97    $19,774          0.64%     $21,342           0.25%         $13,928
 11/30/97    $19,910          0.59%     $21,468          -0.06%         $13,919
 12/31/97    $20,196          1.46%     $21,781          -0.12%         $13,903
  1/31/98    $20,366          1.03%     $22,006           0.19%         $13,929
  2/28/98    $20,369          0.03%     $22,012           0.19%         $13,956

Total           103.69%                      120.12%                     39.56%
Return
--------------------------------------------------------------------------------


GRAPHIC MATERIAL (59)

This chart shows in bar format the comparison between Franklin North Carolina Tax-Free Income Fund's Class II distribution rate of 4.42% and the taxable equivalent rate of 7.94% on 2/28/98.

GRAPHIC MATERIAL (60)

This chart shows the dividend distributions for Franklin North Carolina Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        4.49 cents
April                        4.67 cents
May                          4.67 cents
June                         4.67 cents
July                         4.65 cents
August                       4.65 cents
September                    4.64 cents
October                      4.64 cents
November                     4.64 cents
December                     4.64 cents
January                      4.63 cents
February                     4.63 cents
Total                       55.62 cents

GRAPHIC MATERIAL (61)

The following line graph compares the performance of the Franklin North Carolina Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.


--------------------------------------------------------------------------------
Date       Franklin North Carolina   Lehman Brothers Municipal        CPI
                  Tax-Free                  Bond Index
            Income Fund-Class II
--------------------------------------------------------------------------------
   5/1/95    $9,896                     $10,000                     $10,000
  5/31/95    $10,144          3.19%     $10,319           0.20%     $10,020
  6/30/95    $10,081         -0.87%     $10,229           0.20%     $10,040
  7/31/95    $10,132          0.95%     $10,326           0.00%     $10,040
  8/31/95    $10,227          1.27%     $10,458           0.26%     $10,066
  9/29/95    $10,287          0.63%     $10,523           0.20%     $10,086
 10/31/95    $10,436          1.45%     $10,676           0.33%     $10,120
 11/30/95    $10,594          1.66%     $10,853          -0.07%     $10,112
 12/29/95    $10,700          0.96%     $10,957          -0.07%     $10,105
  1/31/96    $10,734          0.76%     $11,041           0.59%     $10,165
  2/29/96    $10,651         -0.68%     $10,966           0.32%     $10,198
  3/29/96    $10,543         -1.28%     $10,825           0.52%     $10,251
  4/30/96    $10,532         -0.28%     $10,795           0.39%     $10,291
  5/31/96    $10,540         -0.04%     $10,791           0.19%     $10,310
  6/28/96    $10,656          1.09%     $10,908           0.06%     $10,316
  7/31/96    $10,717          0.91%     $11,008           0.19%     $10,336
  8/30/96    $10,714         -0.02%     $11,005           0.19%     $10,356
  9/30/96    $10,859          1.40%     $11,159           0.32%     $10,389
 10/31/96    $10,949          1.13%     $11,286           0.32%     $10,422
 11/29/96    $11,104          1.83%     $11,492           0.19%     $10,442
 12/31/96    $11,073         -0.42%     $11,444           0.00%     $10,442
  1/31/97    $11,078          0.19%     $11,466           0.32%     $10,475
  2/28/97    $11,168          0.92%     $11,571           0.31%     $10,508
  3/31/97    $11,059         -1.33%     $11,417           0.25%     $10,534
  4/30/97    $11,151          0.84%     $11,513           0.12%     $10,547
  5/31/97    $11,282          1.51%     $11,687          -0.06%     $10,540
  6/30/97    $11,384          1.07%     $11,812           0.12%     $10,553
  7/31/97    $11,641          2.77%     $12,139           0.12%     $10,565
  8/31/97    $11,560         -0.94%     $12,025           0.19%     $10,586
  9/30/97    $11,682          1.19%     $12,168           0.25%     $10,612
 10/31/97    $11,747          0.64%     $12,246           0.25%     $10,639
 11/30/97    $11,832          0.59%     $12,318          -0.06%     $10,632
 12/31/97    $11,985          1.46%     $12,498          -0.12%     $10,619
  1/31/98    $12,090          1.03%     $12,627           0.19%     $10,640
  2/28/98    $12,086          0.03%     $12,631           0.19%     $10,660

Total            20.86%                       26.31%                      6.60%
Return
--------------------------------------------------------------------------------



GRAPHIC MATERIAL (62)

This chart shows in pie format the credit quality breakdown of the Franklin Texas Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         62.7%
AA                           5.3%
A                            8.4%
BBB                         23.6%

GRAPHIC MATERIAL (63)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Texas Tax-Free Income Fund.

Utilities                            23.1%
Education                            16.2%
Industrial                           11.9%
Hospitals                            10.1%
Prerefunded                           9.5%
Health Care                           8.8%
Transportation                        7.1%
Housing                               6.1%
Other Revenue                         5.9%
General Obligation                    1.3%

GRAPHIC MATERIAL (64)

This chart shows in bar format the comparison between Franklin Texas Tax-Free Income Fund's Class I distribution rate of 5.02% and the taxable equivalent rate of 8.31% on 2/28/98.

GRAPHIC MATERIAL (65)

This chart shows the dividend distributions for Franklin Texas Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.6 cents
April                        5.6 cents
May                          5.6 cents
June                         5.3 cents
July                         5.3 cents
August                       5.3 cents
September                    5.3 cents
October                      5.3 cents
November                     5.3 cents
December                     5.2 cents
January                      5.2 cents
February                     5.2 cents
Total                       64.2 cents

GRAPHIC MATERIAL (66)

The following line graph compares the performance of the Franklin Texas Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.


--------------------------------------------------------------------------------
Date       Franklin Texas Tax-Free  Lehman Brothers             CPI
                   Income            Municipal Bond
                Fund-Class I             Index
--------------------------------------------------------------------------------
   3/1/88    $9,574                     $10,000                         $10,000
  3/31/88    $9,388          -1.16%      $9,884           0.43%         $10,043
  4/30/88    $9,411           0.76%      $9,959           0.52%         $10,095
  5/31/88    $9,462          -0.29%      $9,930           0.34%         $10,130
  6/30/88    $9,624           1.46%     $10,075           0.43%         $10,173
  7/31/88    $9,685           0.65%     $10,141           0.42%         $10,216
  8/31/88    $9,719           0.09%     $10,150           0.42%         $10,259
  9/30/88    $9,943           1.81%     $10,334           0.67%         $10,327
 10/31/88    $10,187          1.76%     $10,515           0.33%         $10,362
 11/30/88    $10,108         -0.92%     $10,419           0.08%         $10,370
 12/31/88    $10,221          1.02%     $10,525           0.17%         $10,387
  1/31/89    $10,411          2.07%     $10,743           0.50%         $10,439
  2/28/89    $10,360         -1.14%     $10,620           0.41%         $10,482
  3/31/89    $10,367         -0.24%     $10,595           0.58%         $10,543
  4/30/89    $10,571          2.37%     $10,846           0.65%         $10,612
  5/31/89    $10,806          2.08%     $11,072           0.57%         $10,672
  6/30/89    $10,942          1.36%     $11,222           0.24%         $10,698
  7/31/89    $11,030          1.36%     $11,375           0.24%         $10,723
  8/31/89    $10,966         -0.98%     $11,263           0.16%         $10,740
  9/30/89    $10,913         -0.30%     $11,229           0.32%         $10,775
 10/31/89    $11,012          1.22%     $11,366           0.48%         $10,827
 11/30/89    $11,184          1.75%     $11,565           0.24%         $10,853
 12/31/89    $11,295          0.82%     $11,660           0.16%         $10,870
  1/31/90    $11,218         -0.47%     $11,605           1.03%         $10,982
  2/28/90    $11,320          0.89%     $11,709           0.47%         $11,033
  3/31/90    $11,306          0.03%     $11,712           0.55%         $11,094
  4/30/90    $11,239         -0.72%     $11,628           0.16%         $11,112
  5/31/90    $11,481          2.18%     $11,881           0.23%         $11,137
  6/30/90    $11,597          0.88%     $11,986           0.54%         $11,198
  7/31/90    $11,789          1.48%     $12,163           0.38%         $11,240
  8/31/90    $11,502         -1.45%     $11,987           0.92%         $11,344
  9/30/90    $11,477          0.06%     $11,994           0.84%         $11,439
 10/31/90    $11,661          1.81%     $12,211           0.60%         $11,507
 11/30/90    $11,946          2.01%     $12,457           0.22%         $11,533
 12/31/90    $11,977          0.44%     $12,512           0.00%         $11,533
  1/31/91    $12,176          1.34%     $12,679           0.60%         $11,602
  2/28/91    $12,240          0.87%     $12,789           0.15%         $11,619
  3/31/91    $12,283          0.04%     $12,795           0.15%         $11,637
  4/30/91    $12,462          1.34%     $12,966           0.15%         $11,654
  5/31/91    $12,563          0.89%     $13,081           0.30%         $11,689
  6/30/91    $12,560         -0.10%     $13,068           0.29%         $11,723
  7/31/91    $12,731          1.22%     $13,228           0.15%         $11,741
  8/31/91    $12,857          1.32%     $13,402           0.29%         $11,775
  9/30/91    $13,042          1.30%     $13,577           0.44%         $11,827
 10/31/91    $13,110          0.90%     $13,699           0.15%         $11,844
 11/30/91    $13,167          0.28%     $13,737           0.29%         $11,879
 12/31/91    $13,430          2.15%     $14,033           0.07%         $11,887
  1/31/92    $13,429          0.23%     $14,065           0.15%         $11,905
  2/29/92    $13,464          0.03%     $14,069           0.36%         $11,948
  3/31/92    $13,500          0.04%     $14,075           0.51%         $12,009
  4/30/92    $13,609          0.89%     $14,200           0.14%         $12,025
  5/31/92    $13,780          1.18%     $14,367           0.14%         $12,042
  6/30/92    $13,965          1.68%     $14,609           0.36%         $12,086
  7/31/92    $14,425          3.00%     $15,047           0.21%         $12,111
  8/31/92    $14,222         -0.98%     $14,900           0.28%         $12,145
  9/30/92    $14,257          0.65%     $14,996           0.28%         $12,179
 10/31/92    $14,039         -0.98%     $14,850           0.35%         $12,222
 11/30/92    $14,342          1.79%     $15,115           0.14%         $12,239
 12/31/92    $14,557          1.02%     $15,270          -0.07%         $12,230
  1/31/93    $14,722          1.16%     $15,447           0.49%         $12,290
  2/28/93    $15,185          3.62%     $16,006           0.35%         $12,333
  3/31/93    $15,078         -1.06%     $15,836           0.35%         $12,376
  4/30/93    $15,166          1.01%     $15,996           0.28%         $12,411
  5/31/93    $15,229          0.56%     $16,086           0.14%         $12,428
  6/30/93    $15,477          1.67%     $16,354           0.14%         $12,446
  7/31/93    $15,500          0.13%     $16,376           0.00%         $12,446
  8/31/93    $15,749          2.08%     $16,716           0.28%         $12,480
  9/30/93    $15,919          1.14%     $16,907           0.21%         $12,507
 10/31/93    $15,955          0.19%     $16,939           0.41%         $12,558
 11/30/93    $16,005         -0.88%     $16,790           0.07%         $12,567
 12/31/93    $16,245          2.11%     $17,144           0.00%         $12,567
  1/31/94    $16,378          1.14%     $17,339           0.27%         $12,601
  2/28/94    $16,141         -2.59%     $16,890           0.34%         $12,644
  3/31/94    $15,681         -4.07%     $16,203           0.34%         $12,687
  4/30/94    $15,757          0.85%     $16,341           0.14%         $12,704
  5/31/94    $15,875          0.87%     $16,483           0.07%         $12,713
  6/30/94    $15,853         -0.61%     $16,382           0.34%         $12,756
  7/31/94    $16,057          1.83%     $16,682           0.27%         $12,791
  8/31/94    $16,107          0.35%     $16,740           0.40%         $12,842
  9/30/94    $15,986         -1.47%     $16,494           0.27%         $12,877
 10/31/94    $15,822         -1.78%     $16,201           0.07%         $12,886
 11/30/94    $15,558         -1.81%     $15,908           0.13%         $12,902
 12/31/94    $15,795          2.20%     $16,258           0.00%         $12,902
  1/31/95    $16,107          2.86%     $16,723           0.40%         $12,954
  2/28/95    $16,434          2.91%     $17,209           0.40%         $13,006
  3/31/95    $16,574          1.15%     $17,407           0.33%         $13,049
  4/30/95    $16,627          0.12%     $17,428           0.33%         $13,092
  5/31/95    $16,990          3.19%     $17,984           0.20%         $13,118
  6/30/95    $16,984         -0.87%     $17,827           0.20%         $13,144
  7/31/95    $17,082          0.95%     $17,997           0.00%         $13,144
  8/31/95    $17,256          1.27%     $18,225           0.26%         $13,178
  9/30/95    $17,386          0.63%     $18,340           0.20%         $13,205
 10/31/95    $17,561          1.45%     $18,606           0.33%         $13,248
 11/30/95    $17,768          1.66%     $18,915          -0.07%         $13,239
 12/31/95    $17,900          0.96%     $19,097          -0.07%         $13,230
  1/31/96    $18,001          0.76%     $19,242           0.59%         $13,308
  2/29/96    $17,949         -0.68%     $19,111           0.32%         $13,350
  3/31/96    $17,865         -1.28%     $18,866           0.52%         $13,420
  4/30/96    $17,874         -0.28%     $18,813           0.39%         $13,472
  5/31/96    $17,915         -0.04%     $18,806           0.19%         $13,498
  6/30/96    $18,082          1.09%     $19,011           0.06%         $13,506
  7/31/96    $18,202          0.91%     $19,184           0.19%         $13,532
  8/31/96    $18,211         -0.02%     $19,180           0.19%         $13,557
  9/30/96    $18,460          1.40%     $19,449           0.32%         $13,601
 10/31/96    $18,614          1.13%     $19,668           0.32%         $13,644
 11/30/96    $18,849          1.83%     $20,028           0.19%         $13,670
 12/31/96    $18,823         -0.42%     $19,944           0.00%         $13,670
  1/31/97    $18,850          0.19%     $19,982           0.32%         $13,714
  2/28/97    $18,992          0.92%     $20,166           0.31%         $13,756
  3/31/97    $18,835         -1.33%     $19,898           0.25%         $13,791
  4/30/97    $18,996          0.84%     $20,065           0.12%         $13,807
  5/31/97    $19,209          1.51%     $20,368          -0.06%         $13,799
  6/30/97    $19,402          1.07%     $20,586           0.12%         $13,816
  7/31/97    $19,834          2.77%     $21,156           0.12%         $13,832
  8/31/97    $19,702         -0.94%     $20,957           0.19%         $13,858
  9/30/97    $19,897          1.19%     $21,206           0.25%         $13,893
 10/31/97    $20,128          0.64%     $21,342           0.25%         $13,928
 11/30/97    $20,255          0.59%     $21,468          -0.06%         $13,919
 12/31/97    $20,538          1.46%     $21,781          -0.12%         $13,903
  1/31/98    $20,682          1.03%     $22,006           0.19%         $13,929
  2/28/98    $20,685          0.03%     $22,012           0.19%         $13,956

Total           106.85%                      120.12%                     39.56%
Return
--------------------------------------------------------------------------------


GRAPHIC MATERIAL (67)

This chart shows in bar format the comparison between Franklin Texas Tax-Free Income Fund's Class II distribution rate of 4.55% and the taxable equivalent rate of 7.53% on 2/28/98.

GRAPHIC MATERIAL (68)

This chart shows the dividend distributions for Franklin Texas Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        4.94 cents
April                        5.13 cents
May                          5.13 cents
June                         4.83 cents
July                         4.78 cents
August                       4.78 cents
September                    4.77 cents
October                      4.77 cents
November                     4.77 cents
December                     4.67 cents
January                      4.62 cents
February                     4.62 cents
Total                       57.81 cents

GRAPHIC MATERIAL (69)

The following line graph compares the performance of the Franklin Texas Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.


--------------------------------------------------------------------------------
Date       Franklin Texas Tax-Free   Lehman Brothers Municipal        CPI
                   Income                   Bond Index
                Fund-Class II
--------------------------------------------------------------------------------
   5/1/95    $9,903                     $10,000                     $10,000
  5/31/95    $10,120          3.19%     $10,319           0.20%     $10,020
  6/30/95    $10,111         -0.87%     $10,229           0.20%     $10,040
  7/31/95    $10,165          0.95%     $10,326           0.00%     $10,040
  8/31/95    $10,290          1.27%     $10,458           0.26%     $10,066
  9/29/95    $10,361          0.63%     $10,523           0.20%     $10,086
 10/31/95    $10,460          1.45%     $10,676           0.33%     $10,120
 11/30/95    $10,613          1.66%     $10,853          -0.07%     $10,112
 12/29/95    $10,695          0.96%     $10,957          -0.07%     $10,105
  1/31/96    $10,750          0.76%     $11,041           0.59%     $10,165
  2/29/96    $10,704         -0.68%     $10,966           0.32%     $10,198
  3/29/96    $10,660         -1.28%     $10,825           0.52%     $10,251
  4/30/96    $10,660         -0.28%     $10,795           0.39%     $10,291
  5/31/96    $10,679         -0.04%     $10,791           0.19%     $10,310
  6/28/96    $10,782          1.09%     $10,908           0.06%     $10,316
  7/31/96    $10,848          0.91%     $11,008           0.19%     $10,336
  8/30/96    $10,848         -0.02%     $11,005           0.19%     $10,356
  9/30/96    $10,989          1.40%     $11,159           0.32%     $10,389
 10/31/96    $11,077          1.13%     $11,286           0.32%     $10,422
 11/29/96    $11,212          1.83%     $11,492           0.19%     $10,442
 12/31/96    $11,194         -0.42%     $11,444           0.00%     $10,442
  1/31/97    $11,214          0.19%     $11,466           0.32%     $10,475
  2/28/97    $11,292          0.92%     $11,571           0.31%     $10,508
  3/31/97    $11,183         -1.33%     $11,417           0.25%     $10,534
  4/30/97    $11,283          0.84%     $11,513           0.12%     $10,547
  5/31/97    $11,404          1.51%     $11,687          -0.06%     $10,540
  6/30/97    $11,512          1.07%     $11,812           0.12%     $10,553
  7/31/97    $11,761          2.77%     $12,139           0.12%     $10,565
  8/31/97    $11,678         -0.94%     $12,025           0.19%     $10,586
  9/30/97    $11,787          1.19%     $12,168           0.25%     $10,612
 10/31/97    $11,917          0.64%     $12,246           0.25%     $10,639
 11/30/97    $11,986          0.59%     $12,318          -0.06%     $10,632
 12/31/97    $12,157          1.46%     $12,498          -0.12%     $10,619
  1/31/98    $12,235          1.03%     $12,627           0.19%     $10,640
  2/28/98    $12,231          0.03%     $12,631           0.19%     $10,660

Total            22.31%                      26.31%                       6.60%
Return
--------------------------------------------------------------------------------



GRAPHIC MATERIAL (70)

This chart shows in pie format the credit quality breakdown of the Franklin Virginia Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         51.1%
AA                          27.1%
A                           12.6%
BBB                          9.2%

GRAPHIC MATERIAL (71)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 2/28/98 for the Franklin Virginia Tax-Free Income Fund.

Utilities                            22.7%
Housing                              16.2%
Hospitals                            15.3%
Transportation                       11.8%
Industrial                           10.2%
Prerefunded                           9.1%
Education                             4.7%
Other Revenue                         4.5%
General Obligation                    2.4%
Certificates of Participation         1.9%
Health Care                           1.2%

GRAPHIC MATERIAL (72)

This chart shows in bar format the comparison between Franklin Virginia Tax-Free Income Fund's Class I distribution rate of 4.93% and the taxable equivalent rate of 8.66% on 2/28/98.

GRAPHIC MATERIAL (73)

This chart shows the dividend distributions for Franklin Virginia Tax-Free Income Fund's Class I from 3/1/97 to 2/28/98.

March                        5.4 cents
April                        5.4 cents
May                          5.4 cents
June                         5.4 cents
July                         5.4 cents
August                       5.4 cents
September                    5.2 cents
October                      5.2 cents
November                     5.2 cents
December                     5.2 cents
January                      5.2 cents
February                     5.2 cents
Total                       63.6 cents

GRAPHIC MATERIAL (74)

The following line graph compares the performance of the Franklin Virginia Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.


--------------------------------------------------------------------------------
Date          Franklin Virginia     Lehman Brothers             CPI
               Tax-Free Income       Municipal Bond
                Fund-Class I             Index
--------------------------------------------------------------------------------
   3/1/88    $9,578                     $10,000                         $10,000
  3/31/88    $9,380          -1.16%      $9,884           0.43%         $10,043
  4/30/88    $9,392           0.76%      $9,959           0.52%         $10,095
  5/31/88    $9,432          -0.29%      $9,930           0.34%         $10,130
  6/30/88    $9,603           1.46%     $10,075           0.43%         $10,173
  7/31/88    $9,662           0.65%     $10,141           0.42%         $10,216
  8/31/88    $9,731           0.09%     $10,150           0.42%         $10,259
  9/30/88    $9,915           1.81%     $10,334           0.67%         $10,327
 10/31/88    $10,139          1.76%     $10,515           0.33%         $10,362
 11/30/88    $10,055         -0.92%     $10,419           0.08%         $10,370
 12/31/88    $10,174          1.02%     $10,525           0.17%         $10,387
  1/31/89    $10,363          2.07%     $10,743           0.50%         $10,439
  2/28/89    $10,287         -1.14%     $10,620           0.41%         $10,482
  3/31/89    $10,270         -0.24%     $10,595           0.58%         $10,543
  4/30/89    $10,482          2.37%     $10,846           0.65%         $10,612
  5/31/89    $10,725          2.08%     $11,072           0.57%         $10,672
  6/30/89    $10,869          1.36%     $11,222           0.24%         $10,698
  7/31/89    $10,963          1.36%     $11,375           0.24%         $10,723
  8/31/89    $10,895         -0.98%     $11,263           0.16%         $10,740
  9/30/89    $10,836         -0.30%     $11,229           0.32%         $10,775
 10/31/89    $10,942          1.22%     $11,366           0.48%         $10,827
 11/30/89    $11,101          1.75%     $11,565           0.24%         $10,853
 12/31/89    $11,198          0.82%     $11,660           0.16%         $10,870
  1/31/90    $11,138         -0.47%     $11,605           1.03%         $10,982
  2/28/90    $11,257          0.89%     $11,709           0.47%         $11,033
  3/31/90    $11,249          0.03%     $11,712           0.55%         $11,094
  4/30/90    $11,178         -0.72%     $11,628           0.16%         $11,112
  5/31/90    $11,428          2.18%     $11,881           0.23%         $11,137
  6/30/90    $11,528          0.88%     $11,986           0.54%         $11,198
  7/31/90    $11,716          1.48%     $12,163           0.38%         $11,240
  8/31/90    $11,424         -1.45%     $11,987           0.92%         $11,344
  9/30/90    $11,406          0.06%     $11,994           0.84%         $11,439
 10/31/90    $11,586          1.81%     $12,211           0.60%         $11,507
 11/30/90    $11,856          2.01%     $12,457           0.22%         $11,533
 12/31/90    $11,860          0.44%     $12,512           0.00%         $11,533
  1/31/91    $12,055          1.34%     $12,679           0.60%         $11,602
  2/28/91    $12,171          0.87%     $12,789           0.15%         $11,619
  3/31/91    $12,209          0.04%     $12,795           0.15%         $11,637
  4/30/91    $12,373          1.34%     $12,966           0.15%         $11,654
  5/31/91    $12,457          0.89%     $13,081           0.30%         $11,689
  6/30/91    $12,461         -0.10%     $13,068           0.29%         $11,723
  7/31/91    $12,651          1.22%     $13,228           0.15%         $11,741
  8/31/91    $12,772          1.32%     $13,402           0.29%         $11,775
  9/30/91    $12,964          1.30%     $13,577           0.44%         $11,827
 10/31/91    $13,039          0.90%     $13,699           0.15%         $11,844
 11/30/91    $13,090          0.28%     $13,737           0.29%         $11,879
 12/31/91    $13,346          2.15%     $14,033           0.07%         $11,887
  1/31/92    $13,365          0.23%     $14,065           0.15%         $11,905
  2/29/92    $13,373          0.03%     $14,069           0.36%         $11,948
  3/31/92    $13,393          0.04%     $14,075           0.51%         $12,009
  4/30/92    $13,510          0.89%     $14,200           0.14%         $12,025
  5/31/92    $13,665          1.18%     $14,367           0.14%         $12,042
  6/30/92    $13,858          1.68%     $14,609           0.36%         $12,086
  7/31/92    $14,338          3.00%     $15,047           0.21%         $12,111
  8/31/92    $14,196         -0.98%     $14,900           0.28%         $12,145
  9/30/92    $14,241          0.65%     $14,996           0.28%         $12,179
 10/31/92    $13,996         -0.98%     $14,850           0.35%         $12,222
 11/30/92    $14,308          1.79%     $15,115           0.14%         $12,239
 12/31/92    $14,520          1.02%     $15,270          -0.07%         $12,230
  1/31/93    $14,694          1.16%     $15,447           0.49%         $12,290
  2/28/93    $15,114          3.62%     $16,006           0.35%         $12,333
  3/31/93    $15,057         -1.06%     $15,836           0.35%         $12,376
  4/30/93    $15,168          1.01%     $15,996           0.28%         $12,411
  5/31/93    $15,254          0.56%     $16,086           0.14%         $12,428
  6/30/93    $15,525          1.67%     $16,354           0.14%         $12,446
  7/31/93    $15,533          0.13%     $16,376           0.00%         $12,446
  8/31/93    $15,819          2.08%     $16,716           0.28%         $12,480
  9/30/93    $16,000          1.14%     $16,907           0.21%         $12,507
 10/31/93    $16,088          0.19%     $16,939           0.41%         $12,558
 11/30/93    $16,056         -0.88%     $16,790           0.07%         $12,567
 12/31/93    $16,320          2.11%     $17,144           0.00%         $12,567
  1/31/94    $16,478          1.14%     $17,339           0.27%         $12,601
  2/28/94    $16,173         -2.59%     $16,890           0.34%         $12,644
  3/31/94    $15,618         -4.07%     $16,203           0.34%         $12,687
  4/30/94    $15,679          0.85%     $16,341           0.14%         $12,704
  5/31/94    $15,767          0.87%     $16,483           0.07%         $12,713
  6/30/94    $15,675         -0.61%     $16,382           0.34%         $12,756
  7/31/94    $15,932          1.83%     $16,682           0.27%         $12,791
  8/31/94    $16,008          0.35%     $16,740           0.40%         $12,842
  9/30/94    $15,816         -1.47%     $16,494           0.27%         $12,877
 10/31/94    $15,538         -1.78%     $16,201           0.07%         $12,886
 11/30/94    $15,189         -1.81%     $15,908           0.13%         $12,902
 12/31/94    $15,567          2.20%     $16,258           0.00%         $12,902
  1/31/95    $16,033          2.86%     $16,723           0.40%         $12,954
  2/28/95    $16,428          2.91%     $17,209           0.40%         $13,006
  3/31/95    $16,579          1.15%     $17,407           0.33%         $13,049
  4/30/95    $16,614          0.12%     $17,428           0.33%         $13,092
  5/31/95    $17,015          3.19%     $17,984           0.20%         $13,118
  6/30/95    $16,932         -0.87%     $17,827           0.20%         $13,144
  7/31/95    $17,071          0.95%     $17,997           0.00%         $13,144
  8/31/95    $17,242          1.27%     $18,225           0.26%         $13,178
  9/30/95    $17,337          0.63%     $18,340           0.20%         $13,205
 10/31/95    $17,553          1.45%     $18,606           0.33%         $13,248
 11/30/95    $17,800          1.66%     $18,915          -0.07%         $13,239
 12/31/95    $17,973          0.96%     $19,097          -0.07%         $13,230
  1/31/96    $18,056          0.76%     $19,242           0.59%         $13,308
  2/29/96    $17,970         -0.68%     $19,111           0.32%         $13,350
  3/31/96    $17,807         -1.28%     $18,866           0.52%         $13,420
  4/30/96    $17,813         -0.28%     $18,813           0.39%         $13,472
  5/31/96    $17,834         -0.04%     $18,806           0.19%         $13,498
  6/30/96    $18,012          1.09%     $19,011           0.06%         $13,506
  7/31/96    $18,128          0.91%     $19,184           0.19%         $13,532
  8/31/96    $18,133         -0.02%     $19,180           0.19%         $13,557
  9/30/96    $18,361          1.40%     $19,449           0.32%         $13,601
 10/31/96    $18,510          1.13%     $19,668           0.32%         $13,644
 11/30/96    $18,771          1.83%     $20,028           0.19%         $13,670
 12/31/96    $18,720         -0.42%     $19,944           0.00%         $13,670
  1/31/97    $18,743          0.19%     $19,982           0.32%         $13,714
  2/28/97    $18,894          0.92%     $20,166           0.31%         $13,756
  3/31/97    $18,706         -1.33%     $19,898           0.25%         $13,791
  4/30/97    $18,859          0.84%     $20,065           0.12%         $13,807
  5/31/97    $19,095          1.51%     $20,368          -0.06%         $13,799
  6/30/97    $19,253          1.07%     $20,586           0.12%         $13,816
  7/31/97    $19,708          2.77%     $21,156           0.12%         $13,832
  8/31/97    $19,548         -0.94%     $20,957           0.19%         $13,858
  9/30/97    $19,768          1.19%     $21,206           0.25%         $13,893
 10/31/97    $19,890          0.64%     $21,342           0.25%         $13,928
 11/30/97    $20,046          0.59%     $21,468          -0.06%         $13,919
 12/31/97    $20,313          1.46%     $21,781          -0.12%         $13,903
  1/31/98    $20,488          1.03%     $22,006           0.19%         $13,929
  2/28/98    $20,508          0.03%     $22,012           0.19%         $13,956

Total           105.08%                      120.12%                     39.56%
Return
--------------------------------------------------------------------------------



GRAPHIC MATERIAL (75)

This chart shows in bar format the comparison between Franklin Virginia Tax-Free Income Fund's Class II distribution rate of 4.52% and the taxable equivalent rate of 7.94% on 2/28/98.

GRAPHIC MATERIAL (76)

This chart shows the dividend distributions for Franklin Virginia Tax-Free Income Fund's Class II from 3/1/97 to 2/28/98.

March                        4.89 cents
April                        4.89 cents
May                          4.89 cents
June                         4.89 cents
July                         4.83 cents
August                       4.83 cents
September                    4.63 cents
October                      4.63 cents
November                     4.63 cents
December                     4.63 cents
January                      4.65 cents
February                     4.65 cents
Total                       57.04 cents

GRAPHIC MATERIAL (77)

The following line graph compares the performance of the Franklin Virginia Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/98.


--------------------------------------------------------------------------------
Date          Franklin Virginia      Lehman Brothers Municipal        CPI
               Tax-Free Income              Bond Index
                Fund-Class II
--------------------------------------------------------------------------------
   5/1/95    $9,904                     $10,000                     $10,000
  5/31/95    $10,162          3.19%     $10,319           0.20%     $10,020
  6/30/95    $10,117         -0.87%     $10,229           0.20%     $10,040
  7/31/95    $10,185          0.95%     $10,326           0.00%     $10,040
  8/31/95    $10,290          1.27%     $10,458           0.26%     $10,066
  9/29/95    $10,341          0.63%     $10,523           0.20%     $10,086
 10/31/95    $10,464          1.45%     $10,676           0.33%     $10,120
 11/30/95    $10,606          1.66%     $10,853          -0.07%     $10,112
 12/29/95    $10,703          0.96%     $10,957          -0.07%     $10,105
  1/31/96    $10,746          0.76%     $11,041           0.59%     $10,165
  2/29/96    $10,690         -0.68%     $10,966           0.32%     $10,198
  3/29/96    $10,599         -1.28%     $10,825           0.52%     $10,251
  4/30/96    $10,588         -0.28%     $10,795           0.39%     $10,291
  5/31/96    $10,595         -0.04%     $10,791           0.19%     $10,310
  6/28/96    $10,695          1.09%     $10,908           0.06%     $10,316
  7/31/96    $10,768          0.91%     $11,008           0.19%     $10,336
  8/30/96    $10,757         -0.02%     $11,005           0.19%     $10,356
  9/30/96    $10,895          1.40%     $11,159           0.32%     $10,389
 10/31/96    $10,978          1.13%     $11,286           0.32%     $10,422
 11/29/96    $11,127          1.83%     $11,492           0.19%     $10,442
 12/31/96    $11,091         -0.42%     $11,444           0.00%     $10,442
  1/31/97    $11,099          0.19%     $11,466           0.32%     $10,475
  2/28/97    $11,183          0.92%     $11,571           0.31%     $10,508
  3/31/97    $11,076         -1.33%     $11,417           0.25%     $10,534
  4/30/97    $11,162          0.84%     $11,513           0.12%     $10,547
  5/31/97    $11,296          1.51%     $11,687          -0.06%     $10,540
  6/30/97    $11,374          1.07%     $11,812           0.12%     $10,553
  7/31/97    $11,645          2.77%     $12,139           0.12%     $10,565
  8/31/97    $11,546         -0.94%     $12,025           0.19%     $10,586
  9/30/97    $11,660          1.19%     $12,168           0.25%     $10,612
 10/31/97    $11,736          0.64%     $12,246           0.25%     $10,639
 11/30/97    $11,821          0.59%     $12,318          -0.06%     $10,632
 12/31/97    $11,972          1.46%     $12,498          -0.12%     $10,619
  1/31/98    $12,069          1.03%     $12,627           0.19%     $10,640
  2/28/98    $12,075          0.03%     $12,631           0.19%     $10,660

Total            20.75%                       26.31%                      6.60%
Return
--------------------------------------------------------------------------------






Annual
Report

                                                     February 28, 1998

Franklin Tax-Free Trust

     Franklin Arizona Tax-Free Income Fund
     Franklin Colorado Tax-Free Income Fund
     Franklin Connecticut Tax-Free Income Fund
     Franklin Indiana Tax-Free Income Fund
     Franklin Michigan Tax-Free Income Fund
     Franklin New Jersey Tax-Free Income Fund
     Franklin Oregon Tax-Free Income Fund
     Franklin Pennsylvania Tax-Free Income Fund
     Franklin Puerto Rico Tax-Free Income Fund
     Franklin Federal Intermediate-Term Tax-Free Income Fund
     Franklin High Yield Tax-Free Income Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.




Charles B. Johnson (right), chairman
of Franklin Tax-Free Trust and
Thomas J. Kenny (left), director of
Franklin's Municipal Bond Department.

CONTENTS

Shareholder Letter ...........................................        1
Special Feature:
Q&A with Franklin's
Municipal Bond Department ....................................        3
Fund Reports
 Franklin Arizona
Tax-Free Income Fund .........................................        8
 Franklin Colorado
Tax-Free Income Fund .........................................       14
 Franklin Connecticut
Tax-Free Income Fund .........................................       20
 Franklin Indiana
Tax-Free Income Fund .........................................       26
 Franklin Michigan
Tax-Free Income Fund .........................................       30
 Franklin New Jersey
Tax-Free Income Fund .........................................       34
 Franklin Oregon
Tax-Free Income Fund .........................................       40
 Franklin Pennsylvania
Tax-Free Income Fund .........................................       46
 Franklin Puerto Rico
Tax-Free Income Fund .........................................       52
 Franklin Federal Intermediate-
Term Tax-Free Income Fund ....................................       58
 Franklin High Yield
Tax-Free Income Fund .........................................       62
Glossary of
Investment Terms .............................................       69
Municipal Bond Ratings .......................................       71
Financial Highlights &
Statement of Investments .....................................       73
Financial Statements .........................................      142
Notes to
Financial Statements .........................................      150
Independent Auditors' Report..................................      156

SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's annual report for the period ended February 28, 1998.

Economic Overview

The U.S. economy remained strong over the Trust's reporting period, and showed no discernible indications of ending one of the longest, sustained economic expansions in its history. This expansion continued to feature moderate growth with few signs of inflation. Overall, interest rates declined during the year, and the 30-year Treasury yield ended the period at 5.92%, down from 6.80% on February 28, 1997. A generally benign inflationary environment, and a balanced budget agreement between the President and Congress, as well as expectations for a 1998 budget surplus, contributed to declining rates.

Interest rates directly affect tax-free bonds and help shape the economic environment that determines the general fiscal health of the municipalities issuing them. Higher interest rates often generate higher yields for new bond issues, while lower rates generally translate into a decrease in yields. Furthermore, a drop in rates usually causes the value of existing bonds to increase, while a rise in rates often has the opposite effect.

However, not all news during the Trust's reporting period was positive. Many economists feared that the Asian crisis would have a negative effect on the U.S. economy, but the worst of those concerns did not come to pass, as U.S. growth continued. Although the International Monetary Fund's strong intervention in many affected

Asian countries clearly helped alleviate this crisis, it is still likely that U.S. economic growth may slow somewhat in the future, as several of its Asian trading partners attempt to rebuild their once-thriving economies. With a potential rise in economic uncertainties and the continued increase in stock market valuations, many investors are giving more consideration to allocating a larger portion of their portfolios in investments such as tax-free bonds, which generally enjoy greater stability than stocks.

We encourage you to discuss your financial goals with your investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless of the market's direction, Franklin Templeton's disciplined investment strategy remains the same. All of our portfolio managers are dedicated to providing shareholders like you with careful selection and constant professional supervision.

As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


Charles B. Johnson
Chairman
Franklin Tax-Free Trust


Thomas J. Kenny
Director
Franklin Municipal Bond Department



Q&A

SPECIAL FEATURE:
Q&A WITH FRANKLIN'S
MUNICIPAL BOND DEPARTMENT

Thomas J. Kenny, Director of Franklin Templeton's Municipal Bond Department, and portfolio managers Sheila Amoroso and Bernie Schroer discuss the issues that shaped the 1997 municipal bond market.

Q: How would you describe the municipal bond market's performance in 1997?

Tom Kenny: Long-term interest rates trended lower in 1997. The Bond Buyer 40 Index (BB40), a measurement of the municipal bond market, started the year yielding 5.78% and hit a low of 5.23% on December 26. We saw some fluctuations over the course of the year, however, with the BB40 yield reaching a high of 6.01% on April 14, 1997. These fluctuations, specifically when interest rates rose, created opportunities to purchase bonds on the "downswings," or when bond prices were lower. Over the past ten years, rates have been trending downward, creating a positive environment for the tax-exempt market. This atmosphere should prevail if inflation remains under control and the economy continues to grow moderately. Of course, market conditions can change rapidly, and there is no guarantee that the economy will remain on its current path.

Q: Recently, there has been a lot of discussion about the Asian market volatility. Do you think the problems there will have any impact on the U.S. bond market this year?

Bernie Schroer: The decline in Asia's currency and equity markets may help the U.S. bond market. In 1997, we experienced a strong U.S. economy, which normally would have pressured the Federal Reserve (the Fed) to raise interest rates, causing bond prices to fall. Instead, the Fed left interest rates alone, probably in part due to the Asian turmoil and the dampening effect it could have on U.S. economic growth this year.


Q: Have the recent tax law changes had any impact on the municipal bond market?

Sheila Amoroso: Changes in the tax law did not alter the tax advantages of municipal bonds. Municipals still distribute income free from regular federal, and in many cases, state income taxes.*


*For investors subject to regular federal or state alternative minimum tax, all or a portion of municipal bond interest and municipal bond fund dividends may be subject to such tax, depending on the source. Fund distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Q: What role can municipal bonds play in a diversified portfolio?

Sheila: After three years of healthy returns due to historic stock market gains, individuals have seen an increase in the percentage of equities in their portfolios. As a result, many investors are beginning to re-examine asset allocation. Municipal bonds generally enjoy low volatility while providing tax-free income, which can offset some of the risks associated with investing in a portfolio composed mainly of stocks. The chart on page 6 shows how adding municipal bonds in different proportions to a stock portfolio has historically lowered volatility in providing solid after-tax returns. In short, prudent investors may be able to reduce their risk, and maintain their potential for competitive return, by including municipal bonds in their portfolios.

Bernie: Municipal bonds remain a strong investment for investors looking for tax-free income. Franklin tax-free income funds can help investors diversify a heavily weighted stock portfolio, while providing a convenient and effective way to participate in the municipal bond market.

Q: Looking ahead, what do you think might affect the municipal bond market and the Franklin Tax-Free Income funds?

Tom: Municipal bonds generally share the same trends as U.S. government securities, such as Treasury bonds. These securities are sensitive to a variety of factors that affect interest rates in general, including the Federal Reserve's monetary policy. During most of 1997, the Fed was biased toward raising interest rates in order to stave off inflationary pressures as the economy continued its solid growth. However, toward the end of the year and into 1998, the Fed appears to have adopted a more neutral stance for a couple of reasons. First, although the economy is experiencing moderate growth, inflation remains subdued. Also, the potential still exists for the Asian crisis to slow the U.S. economy.

Regardless of changing market conditions, our focus will remain on providing shareholders with high current income free from regular federal, and depending on the fund, state income taxes.* Franklin has become the nation's largest tax-free fund manager**, in part by adhering to a consistent, disciplined investment philosophy, which historically has proved successful in both strong and weak bond markets. Of course, past performance is no guarantee of future results.

*For investors subject to regular federal or state alternative minimum tax, all or a portion of municipal bond interest and municipal bond fund dividends may be subject to such tax, depending on the source. Fund distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
**Source: Strategic Insight, 11/97.

"Franklin tax-free income funds can help investors diversify a heavily weighted stock portfolio, while providing a convenient and effective way to participate in the municipal bond market."

FRANKLIN ARIZONA TAX-FREE INCOME FUND

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your Fund's Objective: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.1


State Update

Arizona ended 1997 on a positive note, with job creation high, and unemployment near its all-time low. A 4.6% increase in non-farm jobs was reported in 1997, a slow-down only in relative terms from the strong 6.6% growth in 1994.2 The state's budget surplus, which includes a "rainy day fund," now approaches $900 million.3

1997 also marked the end of a five-year period that was the strongest period of job growth in Arizona history. High-technology is an important sector of that growth, as the state enters 1998, with both Intel and Motorola building, or planning to build, billion-dollar projects in the state.

As a state where population growth historically has fueled the economy, Arizona remains the nation's fastest growing state, with a projected population of 5 million by 2001. Phoenix is now the nation's sixth largest city.4

The state, constitutionally prohibited from using general obligation debt, continues to rely on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs, which results in moderate levels of gross state debt.

1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's CreditWeek Municipal, 7/7/97.
3. Source: Arizona Department of Commerce, 1/8/98.
4. Ibid.

You may find a complete listing of the fund's portfolio holdings beginning on page 74 of this report.


Portfolio Notes

As issuers took advantage of lower interest rates to refinance their outstanding debt, many of the fund's holdings became prerefunded during the one-year reporting period. When an outstanding bond becomes prerefunded, it will be retired at its first call date. In most cases, these bonds are backed by an escrow of U.S. Treasury securities, which generally leads to a price increase when they become prerefunded. The fund therefore sold prerefunded bonds and reinvested the proceeds in securities with longer call protection. In this way, we may extend the fund's income-earning potential and reduce the volatility of the share value.

With a fast-growing population and strong economic growth, Arizona issued a large supply of bonds in 1997. In fact, 61% more municipals were issued in Arizona during 1997 than 1996, for a total of $3 billion. If interest rates remain low, refunding issues resulting from lower borrowing costs could add to the supply of new issues. We are closely monitoring the supply of Arizona tax-free municipal bonds, and will continue to do so.

The fund maintained sector diversification among its portfolio holdings. Note-worthy additions to the portfolio during the reporting period included Gila County Industrial Development Authority revenue bonds; Marana Municipal Property Corp.; and Chandler Water and Sewer revenue bonds. We also purchased issues such as Phoenix Civic Improvement Corp. Water System revenue bonds and the Yuma Regional Medical Center revenue bonds. This type of diversification in a broad range of sectors helps reduce the fund's exposure to risk and volatility that may affect any one sector.

Looking forward, we will consistently employ a fiscally responsible approach to investing while managing the fund, seeking to maximize tax-free income and share value stability without the use of derivatives or attempts to forecast interest rate swings.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Arizona
Tax-Free Income Fund
Portfolio Breakdown on 2/28/98

                  % of total
                   long-term
Sector            investments
Utilities              37.5%
Hospitals              11.8%
Education              10.9%
Prerefunded             9.3%
Housing                 7.1%
Transportation          5.6%
Industrial              5.4%
Other Revenue           5.4%
General Obligations     2.9%
Certificates
 of Participation       2.9%
Miscellaneous           0.9%
Sales Tax               0.3%


PERFORMANCE SUMMARY

Class I

Franklin Arizona Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 20 cents, from $11.24 on February 28, 1997, to $11.44 on February 28, 1998. In addition to distributing 62.4 cents ($0.624) per share in dividend income, the fund made long-term capital gain distributions totaling
7.62 cents ($.0762) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.0 cents ($0.050), which includes a dividend adjustment, and the maximum offering price of $11.95 on February 28, 1998, your fund's distribution rate was 5.02%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona state personal income tax bracket would need to earn 8.76% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 11 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Arizona municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Arizona Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Arizona
Tax-Free Income Fund
Class I
Dividend Distributions
3/1/97-2/28/98*

                    Dividend
Month               per share

March               5.2 cents
April               5.2 cents
May                 5.2 cents
June                5.2 cents
July                5.2 cents
August              5.2 cents
September           5.2 cents
October             5.2 cents
November            5.2 cents
December            5.2 cents
January             5.2 cents
February            5.2 cents
Total              62.4 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Franklin Arizona Tax-Free Income Fund - Class I
Periods ended 2/28/98
                                                                       Since
                                                                     Inception
                                          1-Year   5-Year   10-Year  (9/1/87)
Cumulative Total Return1                   8.23%   34.12%   111.09%   121.68%
Average Annual Total Return2               3.62%    5.14%    7.29%     7.43%
Distribution Rate3              5.02%
Taxable Equivalent
 Distribution Rate4             8.76%
30-Day Standardized Yield5      4.02%
Taxable Equivalent Yield4       7.02%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.0 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $11.95 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Arizona state personal income tax bracket of 42.7%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Arizona Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 1.15 cents ($0.0115) per share in June 1997 and 6.47 cents ($0.0647) December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Arizona Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 21 cents, from $11.30 on February 28, 1997, to $11.51 on February 28, 1998. In addition to distributing 56.2 cents ($0.562) per share in dividend income, the fund made long-term capital gain distributions totaling
7.62 cents ($0.0762) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.44 cents ($0.0444), which includes a dividend adjustment, and the maximum offering price of $11.63 on February 28, 1998, your fund's distribution rate was 4.58%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona state personal income tax bracket would need to earn 8.00% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 13 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Arizona municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Arizona Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Arizona
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97-2/28/98*
                    Dividend
Month               per share
March              5.00 cents
April              4.66 cents
May                4.66 cents
June               4.66 cents
July               4.71 cents
August             4.71 cents
September          4.63 cents
October            4.63 cents
November           4.63 cents
December           4.63 cents
January            4.64 cents
February           4.64 cents
Total             56.20 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Arizona Tax-Free Income Fund - Class II
Periods ended 2/28/98
                                                                   Since
                                                                Inception
                                                        1-Year   (5/1/95)
Cumulative Total Return1                                 7.67%    21.37%
Average Annual Total Return2                    5.64%    6.71%
Distribution Rate3                  4.58%
Taxable Equivalent
 Distribution Rate4                 8.00%
30-Day Standardized Yield5          3.61%
Taxable Equivalent Yield4           6.30%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.44 cent per share monthly dividend, which includes a dividend adjustment, and the offering price of $11.63 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Arizona state personal income tax bracket of 42.7%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Arizona Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 1.15 cents ($0.0115) per share in June 1997 and
6.47 cents ($0.0647) in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

FRANKLIN COLORADO TAX-FREE INCOME FUND

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your Fund's Objective: Franklin Colorado Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting primarily of Colorado municipal bonds.1

State Update

Colorado's population continues to grow faster than the nation's, although growth rates have showed signs of slowing in recent years. As in other western states, the deceleration of the growth curve is due in part to California's economic recovery.2

Colorado successfully diversified its economy from agriculture and mining to create major growth sectors in services, telecommunications, transportation, and high-technology.

The state's strong economic growth yielded revenues over and above budget projections during the reporting period. Standard & Poor's (S&P), a national credit rating agency, gives Colorado's general obligation debt an A rating. Its lease obligations receive S&P's highest rating, AAA.3

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's CreditWeek Municipal, 6/23/97.
3. This does not indicate Standard & Poor's rating of the fund.

You may find a complete listing of the fund's portfolio holdings beginning on page 80 of this report.

Portfolio Notes

The lower interest-rate environment prevalent throughout most of the one-year reporting period, prompted many municipal bond issuers to refund their outstanding debt. Consequently, the fund's exposure to prerefunded bonds increased over the year. We typically look to sell such prerefunded bonds approximately five years before their call date, seeking to maximize any price gains in the bonds. We then use these gains to reinvest in current coupon bonds with longer call protection, which helps preserve the fund's income-earning potential over the longer term. The fund purchased bonds over the course of the year in many different sectors, maintaining its diversification.

The municipal bond market experienced another year of healthy supply, with over $210 billion in new issuance coming to market in 1997, and more than 50% of these new issues came insured. Additionally, the spread between insured bond yields and the yields of lower-rated bonds contracted during the reporting period. As a result, most lower-rated securities' yields simply were not high enough to compensate for their added credit risk. The fund therefore generally purchased insured and higher-quality bonds during the fiscal year. Some of these purchases included University of Colorado Hospital, Arapaho E-470 Toll Road, Colorado Springs Utility and Platte River Authority.

Going forward, our outlook for the fund and the municipal market in general remains positive. We expect the supply of Colorado municipals to remain stable throughout 1998. This, coupled with continued strong demand for Colorado bonds should keep this state an attractive investment.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Colorado
Tax-Free Income Fund
Portfolio Breakdown on 2/28/98

                  % of total
                   long-term
Sector            investments
Transportation         14.7%
Housing                13.0%
Hospitals              12.9%
Prerefunded            12.8%
Utilities              12.6%
Education               8.6%
Health Care             6.7%
Certificates
 of Participation       5.0%
General Obligations     4.7%
Sales Tax               4.5%
Industrial              3.6%
Other Revenue           0.5%
Tax Allocation          0.4%

PERFORMANCE SUMMARY

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin Colorado Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 31 cents, from $11.80 on February 28, 1997, to $12.11 on February 28, 1998. In addition to distributing 64.2 cents ($0.642) per share in dividend income, the fund made a long-term capital gain distribution of 6.52 cents ($0.0652) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.2 cents ($0.052) and the maximum offering price of $12.65 on February 28, 1998, your fund's distribution rate was 4.93%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Colorado state personal income tax bracket would need to earn 8.59% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 17 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Colorado municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares.

In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Colorado Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Colorado
Tax-Free Income Fund
Class I
Dividend Distributions
3/1/97-2/28/98*

                    Dividend
Month               per share
March               5.5 cents
April               5.5 cents
May                 5.5 cents
June                5.5 cents
July                5.5 cents
August              5.5 cents
September           5.2 cents
October             5.2 cents
November            5.2 cents
December            5.2 cents
January             5.2 cents
February            5.2 cents
Total              64.2 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Colorado Tax-Free Income Fund - Class I
Periods ended 2/28/98
                                                                       Since
                                                                     Inception
                                          1-Year   5-Year   10-Year  (9/1/87)
Cumulative Total Return1                   8.86%   36.27%   118.88%   128.89%
Average Annual Total Return2               4.28%    5.46%    7.68%     7.76%
Distribution Rate3              4.93%
Taxable Equivalent
 Distribution Rate4             8.59%
30-Day Standardized Yield5      4.10%
Taxable Equivalent Yield4       7.15%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $12.65 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Colorado state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Colorado Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 6.52 cents ($0.0652) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Colorado Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 33 cents, from $11.84 on February 28, 1997, to $12.17 on February 28, 1998. In addition to distributing 57.38 cents ($0.5738) per share in dividend income, the fund made a long-term capital gain distribution of
6.52 cents ($0.0652) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.61 cents ($0.0461) and the maximum offering price of $12.29 on February 28, 1998, your fund's distribution rate was 4.50%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Colorado state personal income tax bracket, would need to earn 7.84% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 19 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Colorado municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Colorado Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Colorado
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97-2/28/98*
                    Dividend
Month               per share
March              4.94 cents
April              4.92 cents
May                4.92 cents
June               4.92 cents
July               4.97 cents
August             4.97 cents
September          4.63 cents
October            4.63 cents
November           4.63 cents
December           4.63 cents
January            4.61 cents
February           4.61 cents
Total             57.38 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Colorado Tax-Free Income Fund - Class II
Periods ended 2/28/98
                                                                     Since
                                                                   Inception
                                                          1-Year   (5/1/95)
Cumulative Total Return1                                   8.39%    23.33%
Average Annual Total Return2                               6.31%     7.29%
Distribution Rate3                  4.50%
Taxable Equivalent
 Distribution Rate4                 7.84%
30-Day Standardized Yield5          3.69%
Taxable Equivalent Yield4           6.43%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.61 cent per share monthly dividend, which includes a 12b-1 differential adjustment, and the offering price of $12.29 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Colorado state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Colorado Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 6.52 cents ($0.0652) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Revenue Code.

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund's Objective: Franklin Connecticut Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.1


GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

State Update

As the richest of our nation's 50 states in terms of personal income per capita, Connecticut's exceptional wealth and deep resources underlie a AA- rating for the state's general obligation bonds by Standard & Poor's, a national credit rating agency.2,3

Although the state carries a large debt burden, we believe an accelerating economy combined with strict financial discipline on the part of state officials will continue to make Connecticut a steady and stable performer. During 1997, the state's financial operations showed exceptional strength due to a significant increase in personal income tax receipts, a trend that appears to be continuing in 1998 and is expected to lead to Connecticut's seventh consecutive budget surplus.4

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Moody's Investors Service, 9/12/97.
3. This does not indicate Standard & Poor's rating of the fund.
4. Source: Fitch Research, 2/2/98.

You may find a complete listing of the fund's portfolio holdings beginning on page 84 of this report.

Portfolio Notes

The municipal market was generally strong during the reporting period, with some weakness apparent during the first quarter of 1997. From the market's low in mid-April 1997, prices rose through mid-January 1998. After a brief period of weakness through early February of this year, the market has moved slowly upward.

Incoming cash from new purchases of the fund's shares fueled most of the buying activity during the first half of the fund's fiscal year. During the second six months, we used the proceeds from the sale of prerefunded bonds. At the start of the reporting period, prerefunded holdings accounted for 16.7% of the fund's total long-term investments. As interest rates declined in the strong municipal market environment, issuers lowered their interest costs significantly by prerefunding their older, higher-coupon bond issues. Therefore, many of the fund's holdings became prerefunded, and by August 31, 1997, midway through the reporting period, that sector had grown to 30.5%. We sold over $25 million (par value) of these bonds during the second half of the fund's fiscal year, in part, to retain for shareholders the price appreciation which results from the prerefunding, and also to achieve a better balance for the fund by reducing that segment to about 20%.

This investment activity altered the composition of the fund somewhat. For instance, AAA-rated bonds, including prerefunded issues, declined from 39.3% on February 28, 1997, to 30.8% on February 28, 1998. AA-rated and BBB-rated holdings each declined slightly, but the most significant change was the increase in A-rated issues to 20.5%, from only 8.3% of total long-term investments one year earlier. This increase resulted from the purchase of $10 million of Development Authority for Bridgeport Hydraulic in early November and $8 million of Eastern Connecticut Resource Recovery Authority-Wheelabrator Lisbon Project. Both have performed well since their purchase.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Connecticut
Tax-Free Income Fund
Portfolio Breakdown on 2/28/98

                  % of total
                   long-term
Sector            investments
Hospitals              20.5%
Utilities              20.1%
Prerefunded            19.9%
Housing                16.9%
Education              11.7%
General Obligations     5.2%
Health Care             3.8%
Industrial              1.1%
Transportation          0.8%


PERFORMANCE SUMMARY

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin Connecticut Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 31 cents, from $10.92 on February 28, 1997, to $11.23 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 60.6 cents ($0.606) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.9 cents ($0.049), which includes a dividend adjustment, and the maximum offering price of $11.73 on February 28, 1998, your fund's distribution rate was 5.01%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Connecticut state personal income tax bracket would need to earn 8.69% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 23 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Connecticut municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares.

In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Connecticut Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Connecticut
Tax-Free Income Fund
Class I
Dividend Distributions
3/1/97-2/28/98*
                    Dividend
Month               per share
March               5.2 cents
April               5.2 cents
May                 5.2 cents
June                5.0 cents
July                5.0 cents
August              5.0 cents
September           5.0 cents
October             5.0 cents
November            5.0 cents
December            5.0 cents
January             5.0 cents
February            5.0 cents
Total              60.6 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Connecticut Tax-Free Income Fund - Class I
Periods ended 2/28/98
                                                                       Since
                                                                     Inception
                                          1-Year   3-Year   5-Year   (10/3/88)
Cumulative Total Return1                   8.62%   24.96%   33.41%    93.77%
Average Annual Total Return2               4.06%    6.17%    5.01%     6.80%
Distribution Rate3              5.01%
Taxable Equivalent
 Distribution Rate4             8.69%
30-Day Standardized Yield5      4.11%
Taxable Equivalent Yield4       7.13%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.9 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $11.73 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Connecticut state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Connecticut Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 32 cents, from $10.94 on February 28, 1997, to $11.26 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 54.32 cents ($0.5432) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.37 cents ($0.0437), which includes a dividend adjustment, and the maximum offering price of $11.37 on February 28, 1998, your fund's distribution rate was 4.61%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Connecticut state personal income tax bracket, would need to earn 7.99% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 25 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Connecticut municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares.

In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Connecticut Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Connecticut
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97-2/28/98*

                    Dividend
Month               per share
March              4.66 cents
April              4.68 cents
May                4.68 cents
June               4.48 cents
July               4.50 cents
August             4.50 cents
September          4.47 cents
October            4.47 cents
November           4.47 cents
December           4.47 cents
January            4.47 cents
February           4.47 cents
Total             54.32 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Connecticut Tax-Free Income Fund - Class II
Periods ended 2/28/98
                                                                       Since
                                                                     Inception
                                                            1-Year   (5/1/95)
Cumulative Total Return1                                     8.08%    21.85%
Average Annual total Return2                                 6.03%     6.84%
Distribution Rate3                  4.61%
Taxable Equivalent
 Distribution Rate4                 7.99%
30-Day Standardized Yield5          3.72%
Taxable Equivalent Yield4           6.45%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months.
3. Distribution rate is based on an annualization of the current 4.37 cent per share monthly dividend, which includes a dividend adjustment, and the offering price of $11.37 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Connecticut state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN INDIANA TAX-FREE INCOME FUND


GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your Fund's Objective: Franklin Indiana Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Indiana state personal income taxes through a portfolio consisting primarily of Indiana municipal bonds.1

State Update

Indiana successfully reduced its dependence on manufacturing, but the state still leads the other 49 states in this cyclical sector, with a full 24% of its labor force employed in manufacturing at the end of 1997.2

Indiana has benefited from a competitively favorable tax climate, industrial restructuring, and significant capital investment by foreign companies. However, during 1997 the state's economy grew slightly slower than the nation's in terms of employment and personal income.3 In addition, the state's central location and extensive transportation network led to the growth of the service and trade sectors which now rival manufacturing in terms of non-agricultural employment.4

We expect Indiana to maintain good cyclical employment and positive income growth.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Fitch Research, 1/13/98.
3. Ibid.
4. Source: Standard & Poor's Creditweek Municipal, 2/3/97.

You may find a complete listing of the fund's portfolio holdings beginning on page 87 of this report.

Portfolio Notes

Declining interest rates coupled with moderate economic growth led to a positive environment for municipal bonds during the one-year reporting period. Throughout the fund's fiscal year, we sought to take advantage of periods of market volatility to buy securities for the fund, and improve the portfolio's structure.

In general, when interest rates are declining, municipalities typically seek to refund outstanding debt issues in favor of new bonds with lower interest rates. This year was no exception, as many of the municipal bonds in the portfolio became prerefunded. When a bond becomes prerefunded, it will be paid off on its first call date. Therefore, we intend to sell prerefunded bonds well in advance of the call date, seeking to maximize any price gains in the prerefunded issue and reinvest in bonds offering longer call protection. In this way, we can extend the fund's long-term, income-earning potential. As of February 28, 1998, prerefunded bonds comprised 7.2% of the fund's total long-term investments, down from 11.7% a year ago.

Insured bonds are becoming pervasive in Indiana, as in the general municipal bond market. The greater penetration of these bonds in the marketplace has led to a narrowing in the difference between the yields of AAA- and lower-rated securities. This convergence of yield spreads has created more value in higher-grade, essential-purpose issues, and this is where we concentrated our purchases. For example, we bought White River Elementary School and Carmel Redevelopment Authority bonds.

Generally, we use proceeds from the sale of prerefunded bonds to purchase bonds with longer call protection. In a declining interest rate environment, this means that the newer bonds will have a lower coupon rate than the older, prerefunded bonds, which were issued at a time when interest rates were higher. Therefore, please keep in mind that a fund can only distribute what it earns, and its dividend distributions may decrease when interest rates decline as they did during the reporting period. It is important to note that we maintain our consistent, responsible approach to investing for tax-free income and stability of share value.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Indiana
Tax-Free Income Fund
Portfolio Breakdown on 2/28/98

                  % of total
                   long-term
Sector            investments

Education              21.2%
Hospitals              17.4%
General Obligations    17.2%
Industrial             13.1%
Prerefunded             7.2%
Certificates
 of Participation       7.1%
Other Revenue           5.1%
Housing                 5.0%
Transportation          3.1%
Utilities               3.0%
Sales Tax               0.5%
Tax Assessment Bonds    0.1%

PERFORMANCE SUMMARY

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Indiana Tax-Free Income Fund's share price, as measured by net asset value, increased 30 cents, from $11.77 on February 28, 1997, to $12.07 on February 28, 1998. In addition to distributing 65.4 cents ($0.654) per share in dividend income, the fund made a long-term capital gain distribution of 2.19 cents ($0.0219) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.3 cents ($0.053), which includes a dividend adjustment, and the maximum offering price of $12.61 on February 28, 1998, your fund's distribution rate was 5.04%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Indiana state personal income tax bracket would need to earn 8.73% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 29 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Indiana municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Indiana Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Indiana
Tax-Free Income Fund
Dividend Distributions
3/1/97-2/28/98*
                    Dividend
Month               per share

March               5.5 cents
April               5.5 cents
May                 5.5 cents
June                5.5 cents
July                5.5 cents
August              5.5 cents
September           5.4 cents
October             5.4 cents
November            5.4 cents
December            5.4 cents
January             5.4 cents
February            5.4 cents
Total              65.4 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Indiana Tax-Free Income Fund
Periods ended 2/28/98
                                                                      Since
                                                                    Inception
                                         1-Year   5-Year   10-Year  (9/1/87)
Cumulative Total Return1                  8.52%   34.73%  117.16%    129.57%
Average Annual Total Return2              3.94%    5.22%    7.60%     7.79%
Distribution Rate3             5.04%
Taxable Equivalent
 Distribution Rate4            8.73%
30-Day Standardized Yield5     4.17%
Taxable Equivalent Yield4      7.22%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.3 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.61 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Indiana state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Indiana Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 2.19 cents ($0.0219) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.

FRANKLIN MICHIGAN TAX-FREE INCOME FUND


GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your Fund's Objective: Franklin Michigan Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of Michigan municipal bonds.1

State Update

During the reporting period, Michigan continued to display strong economic performance. The state's unemployment rate, when measured in August 1997, was 3.4%, well below the 4.8% national rate.

The favorable employment picture reflects Michigan's full participation in a vital national economy. The state's record of higher than average employment now stretches to 2.5 years.2

Strong export activity and increased service sector employment have contributed to Michigan's robust economy. On the state government level, restrained spending and historically high reserve levels, including $1.2 billion in the state's "rainy day fund," permit the state to project a narrow budget balance for fiscal 1998.3

1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Moody's Investors Service, 10/20/97.
3. Ibid.

You may find a complete listing of the fund's portfolio holdings beginning on page 90 of this report.

Portfolio Notes

Franklin Michigan Tax-Free Income Fund continues to grow, and strives to remain fully invested. The fund seeks investments in tax-exempt municipal securities with good call protection, and we found many such issues during the reporting period. We also attempt to maintain wide sector diversification when adding to the portfolio holdings. For example, during the fiscal year we made purchases such as Chippewa County Hospital Finance Refunding for War Memorial Hospital, Michigan State Strategic Fund for the Worthington Armstrong Venture, and Kent County Airport Facility revenue bonds for Kent County International Airport. Other significant additions included Shelby Carter Township Building Authority revenue refunding bonds, and Detroit Local Development Finance Authority for the Chrysler Corporation. With diversification across such a broad range of sectors, we attempted to reduce the fund's exposure to risk and volatility that may affect any one sector.

During 1997, the state of Michigan issued a total of $5.9 billion in tax-exempt municipal bonds. This was an 8% increase over 1996 issuance, and we closely monitor the supply of Michigan municipals. Looking ahead, several factors could affect the supply in coming months. Michigan's total employment has reached a historically high level, with its manufacturing-dependent economic base still thriving. If this continues, the state's low debt burden and growing need for infrastructure could spur an increase in new borrowing. Additionally, if interest rates remain low, supply could increase, as issuers look to refunding as a means to lower their borrowing costs.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Michigan
Tax-Free Income Fund
Portfolio Breakdown on 2/28/98

                  % of total
                   long-term
Sector            investments
Hospitals              38.1%
Education              17.9%
Housing                10.8%
Utilities               8.7%
Prerefunded             6.3%
General Obligations     5.6%
Transportation          4.4%
Industrial              4.2%
Other Revenue Bonds     2.9%
Tax Allocation          1.1%

PERFORMANCE SUMMARY


GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Michigan Tax-Free Income Fund's share price, as measured by net asset value, increased 60 cents, from $10.42 on February 28, 1997, to $11.02 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 57.6 cents ($0.576) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.8 cents ($0.048) and the maximum offering price of $11.51 on February 28, 1998, your fund's distribution rate was 5.00%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Michigan state personal income tax bracket would need to earn 8.66% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 33 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Michigan municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares.

In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Michigan Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Michigan
Tax-Free Income Fund
Dividend Distributions
3/1/97-2/28/98*

                    Dividend
Month               per share

March               4.8 cents
April               4.8 cents
May                 4.8 cents
June                4.8 cents
July                4.8 cents
August              4.8 cents
September           4.8 cents
October             4.8 cents
November            4.8 cents
December            4.8 cents
January             4.8 cents
February            4.8 cents
Total              57.6 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Michigan Tax-Free Income Fund
Periods ended 2/28/98
                                                                   Since
                                                                Inception
                                                        1-Year   (7/1/96)
Cumulative Total Return1                                11.62%    18.34%
Average Annual total Return2                             6.90%     7.83%
Distribution Rate3                  5.00%
Taxable Equivalent
 Distribution Rate4                 8.66%
30-Day Standardized Yield5          4.76%
Taxable Equivalent Yield4           8.24%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. Past expense reductions by the fund's manager increased the fund's total returns.
3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $11.51 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Michigan state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND


GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your Fund's Objective: Franklin New Jersey Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting primarily of New Jersey municipal bonds.1


State Update

New Jersey's economic base is still one of the most diverse in the nation.2 As home to the headquarters of firms including AT&T, Merck & Co., Johnson & Johnson, and Exxon Corp., the state continues to participate in the nation's economic expansion.

Although, in recent years, New Jersey has lagged economic performance by most measures, the state ended fiscal year 1997 with a surplus and undesignated fund balance of $1 billion that it will use to partially fund fiscal year 1998 operations.3

New Jersey's financial condition remains sound, with the last several years seeing both spending cuts and a 30% reduction in personal income taxes.

Standard & Poor's rating for New Jersey's general obligation debt is AA+.4

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's CreditWeek Municipal, 11/10/97.
3. Ibid.
4. This does not indicate Standard & Poor's rating of the fund.

You may find a complete listing of the fund's portfolio holdings beginning on page 92 of this report.

Portfolio Notes

Interest rates trended lower during the reporting period, leading to increased refunding volume. As of February 28, 1998, prerefunded bonds accounted for 9.7% of the fund's total long-term investments, compared to 11.1% one year ago. We intended to reduce the amount of prerefunded bonds in the portfolio by selling them with approximately five years remaining until the call date. By reinvesting the proceeds in bonds with about 10 years of call protection, we may extend the income-earning potential of the fund.

Although the supply of New Jersey municipals increased by more than 56% during the reporting period, most of these bonds were of shorter maturities than what we typically look to buy. A good deal of this new supply consisted of insured municipal bonds, a trend that led to a narrowing between the yields of AAA quality and lower quality securities, providing the market with greater liquidity and lower risk. Therefore, we concentrated the fund's investments in higher quality securities, as the lower quality issues' yields simply were not high enough to compensate for their added credit risk. On February 28, 1998, AAA-rated bonds comprised 67.4% of the portfolio's total long-term investments.

Seeking to decrease credit risk, we maintained our practice of diversifying across different sectors. Utility issues were the fund's largest sector weighting, at 17.7% of total long-term investments. Some new purchases during the reporting period included North Brunswick Township Board of Education and Bayonne County Municipal Utility Authority District.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin New Jersey
Tax-Free Income Fund
Portfolio Breakdown on 2/28/98

                  % of total
                   long-term
Sector            investments
Utilities              17.7%
Hospitals              14.9%
Transportation         14.1%
Education              13.0%
Housing                11.9%
Prerefunded             9.7%
Other Revenue           6.9%
Health Care             4.0%
General Obligations     3.1%
Certificates
 of Participation       3.1%
Industrial              1.6%

PERFORMANCE SUMMARY

GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin New Jersey Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 31 cents, from $11.61 on February 28, 1997, to $11.92 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 63.6 cents ($0.636) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.2 cents ($0.052) and the maximum offering price of $12.45 on February 28, 1998, your fund's distribution rate was 5.01%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and New Jersey state personal income tax bracket would need to earn 8.86% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 37 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of New Jersey municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin New Jersey Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin New Jersey
Tax-Free Income Fund
Class I
Dividend Distributions
3/1/97-2/28/98*
                    Dividend

Month               per share

March               5.4 cents
April               5.4 cents
May                 5.4 cents
June                5.4 cents
July                5.4 cents
August              5.4 cents
September           5.2 cents
October             5.2 cents
November            5.2 cents
December            5.2 cents
January             5.2 cents
February            5.2 cents
Total              63.6 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin New Jersey Tax-Free Income Fund - Class I
Periods ended 2/28/98
                                                                       Since
                                                                     Inception
                                                   1-Year   5-Year   (5/12/88)
Cumulative Total Return1                            8.37%   33.10%    114.26%
Average Annual total Return2                        3.73%    4.96%     7.61%

Distribution Rate3              5.01%
Taxable Equivalent
 Distribution Rate4             8.86%
30-Day Standardized Yield5      4.17%
Taxable Equivalent Yield4       7.37%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $12.45 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and New Jersey state personal income tax bracket of 43.4%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Class II

GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin New Jersey Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 32 cents, from $11.66 on February 28, 1997, to $11.98 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 57.24 cents ($0.5724) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.62 cents ($0.0462) and the maximum offering price of $12.10 on February 28, 1998, your fund's distribution rate was 4.58%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and New Jersey state personal income tax bracket, would need to earn 8.10% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 39 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of New Jersey municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares.

In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin New Jersey Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin New Jersey
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97-2/28/98*

                    Dividend
Month               per share
March              4.89 cents
April              4.85 cents
May                4.85 cents
June               4.85 cents
July               4.94 cents
August             4.94 cents
September          4.67 cents
October            4.67 cents
November           4.67 cents
December           4.67 cents
January            4.62 cents
February           4.62 cents
Total             57.24 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin New Jersey Tax-Free Income Fund - Class II
Periods ended 2/28/98
                                                                  Since
                                                               Inception
                                                       1-Year   (5/1/95)
Cumulative Total Return1                               7.84%     21.67%
Average Annual Total Return2                           5.77%     6.81%

Distribution Rate3                  4.58%
Taxable Equivalent
 Distribution Rate4                 8.10%
30-Day Standardized Yield5          3.75%
Taxable Equivalent Yield4           6.63%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investments.
3. Distribution rate is based on an annualization of the current 4.62 cent per share monthly dividend and the offering price of $12.10 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and New Jersey state personal income tax bracket of 43.4%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN OREGON TAX-FREE INCOME FUND

GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your Fund's Objective: Franklin Oregon Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting primarily of Oregon municipal bonds.1

State Update

The "Beaver State" has proven to be a magnet for Americans in recent years, with its overall growth trend significantly outperforming the national average. Since 1990, the population of Oregon has increased 11.9% to 3.2 million.2

Population growth is starting to slow, possibly due to the improved economic conditions in California. Still, Oregon's participation in technology manufacturing and Pacific Rim trade leads us to conclude that income, employment, and population growth are likely to lead the nation in years to come.

Oregon's capital needs have expanded with recent growth trends, but the state's financial condition is expected to remain sound and stable. Oregon's general obligation debt rating by Standard & Poor's, a national credit rating agency, is AA.3

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Standard & Poor's CreditWeek Municipal, 5/19/97.
3. This does not indicate Standard & Poor's rating of the fund.

You may find a complete listing of the fund's portfolio holdings beginning on page 97 of this report.

Portfolio Notes

Although interest rates generally declined during the 12 months under review, we experienced periods of market volatility, creating opportunities for us to improve the portfolio's structure. The supply of Oregon municipal bonds was light during this time, and greater demand for outstanding Oregon bonds contributed to the fund's performance.

This declining interest-rate environment also led to a greater number of municipal bonds being prerefunded during the one-year period. Seeking to extend the portfolio's long-term, income-earning potential, we sold a percentage of these prerefunded bonds and reinvested the proceeds in bonds offering longer call protection.

Insured bonds dominated the municipal market, representing more than 50% of new issues during 1997. The abundance of these high-rated, insured issues led to a narrowing in the difference between the yields of AAA- and lower-rated securities. As a result, we concentrated on buying higher-grade, essential-purpose issues. We believed that these bonds had good value in relation to other municipal securities. Recent purchases included Eugene Electric revenue bonds and Lane County School District general obligation bonds.

We consistently employ a fiscally responsible approach to investing, while managing the fund to maximize tax-free income and share value stability without the use of derivatives or attempts to forecast interest rate swings. Therefore, Franklin Oregon Tax-Free Income Fund still possesses a high percentage of higher income, less-volatile premium bonds.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Oregon
Tax-Free Income Fund
Portfolio Breakdown on 2/28/98

                  % of total
                   long-term
Sector            investments
Hospitals              14.5%
Prerefunded            13.9%
Housing                13.6%
General Obligations    12.9%
Transportation         10.1%
Utilities               9.3%
Industrial              9.3%
Education               9.1%
Certificates
 of Participation       2.9%
Tax Allocation Bonds    2.0%
Health Care             1.2%
Other Revenue           1.0%
Special Assessment
 Bonds                  0.2%

PERFORMANCE SUMMARY

GRAPHIC MATERIAL 28 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin Oregon Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 31 cents, from $11.55 on February 28, 1997, to $11.86 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 62.4 cents ($0.624) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.2 cents ($0.052) and the maximum offering price of $12.39 on February 28, 1998, your fund's distribution rate was 5.04%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Oregon state personal income tax bracket, would need to earn 9.17% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 43 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Oregon municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Oregon Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Oregon
Tax-Free Income Fund
Class I
Dividend Distributions
3/1/97-2/28/98*
                    Dividend
Month               per share

March               5.2 cents
April               5.2 cents
May                 5.2 cents
June                5.2 cents
July                5.2 cents
August              5.2 cents
September           5.2 cents
October             5.2 cents
November            5.2 cents
December            5.2 cents
January             5.2 cents
February            5.2 cents
Total              62.4 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 29 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Oregon Tax-Free Income Fund - Class I
Periods ended 2/28/98
                                                                        Since
                                                                      Inception
                                           1-Year   5-Year   10-Year  (9/1/87)
Cumulative Total Return1                    8.21%   32.62%   107.49%   114.40%
Average Annual Total Return2                3.64%    4.90%    7.11%     7.09%
Distribution Rate3               5.04%
Taxable Equivalent
 Distribution Rate4              9.17%
30-Day Standardized Yield5       4.02%
Taxable Equivalent Yield4        7.31%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $12.39 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Oregon state personal income tax bracket of 45.0%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Class II

GRAPHIC MATERIAL 30 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Oregon Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 31 cents, from $11.61 on February 28, 1997, to $11.92 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 55.72 cents ($0.5572) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.64 cents ($0.0464) and the maximum offering price of $12.04 on February 28, 1998, your fund's distribution rate was 4.62%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Oregon state personal income tax bracket would need to earn 8.41% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 45 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Oregon municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Oregon Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Oregon
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97-2/28/98*
                    Dividend
Month               per share

March              4.47 cents
April              4.69 cents
May                4.69 cents
June               4.69 cents
July               4.67 cents
August             4.67 cents
September          4.64 cents
October            4.64 cents
November           4.64 cents
December           4.64 cents
January            4.64 cents
February           4.64 cents
Total             55.72 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 31 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Oregon Tax-Free Income Fund - Class II
Periods ended 2/28/98
                                                                   Since
                                                                 Inception
                                                        1-Year   (5/1/95)
Cumulative Total Return1                                 7.66%    21.36%
Average Annual Total Return2                             5.57%     6.71%

Distribution Rate3                  4.62%
Taxable Equivalent
 Distribution Rate4                 8.41%
30-Day Standardized Yield5          3.58%
Taxable Equivalent Yield4           6.51%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.64 cent per share monthly dividend and the offering price of $12.04 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Oregon state personal income tax bracket of 45.0%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

GRAPHIC MATERIAL 32 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your Fund's Objective: Franklin Pennsylvania Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting primarily of Pennsylvania municipal bonds.1

Commonwealth Update

At the end of fiscal 1997, Pennsylvania reported a $342 million operating surplus on a budgetary basis, bringing its general reserves to a total of $568.3 million. If the state keeps spending below revenue growth, another surplus should lead to an increase in its fund balance position in fiscal 1998.2

Pennsylvania's sound financial status buttresses a state whose economy, while growing, remains highly cyclical. With recent gains in the business, health care and consumer services sectors, we maintain a positive outlook on the state and expect restoration of Pennsylvania's economic strengths.

Standard & Poor's rating for the state's general obligation debt is AA-.3

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The fund's shares are free from Pennsylvania personal property tax and income is free from Philadelphia School Investment Net Income Tax.
2. Source: Standard & Poor's CreditWeek Municipal, 10/27/97.
3. This does not indicate Standard & Poor's rating of the fund.

You may find a complete listing of the fund's portfolio holdings beginning on page 102 of this report.

Portfolio Notes

Interest rates trended lower during the reporting period, leading to increased refunding volume. As of February 28, 1998, prerefunded bonds accounted for 12.2% of the fund's total long-term investments. We intend to reduce the amount of the portfolio's prerefunded bonds by selling them with approximately five years remaining until the call date. By reinvesting the proceeds in bonds with about 10 years of call protection, we may extend the income-earning potential of the fund.

During the reporting period, the supply of Pennsylvania bonds remained strong, increasing 32%. A considerable amount of this new supply consisted of insured municipal bonds, a trend that led to a narrowing between the yields of AAA-rated and lower-rated securities. We therefore concentrated the fund's investments in higher-rated securities, as the lower-rated issues' yields simply were not high enough to compensate for their added credit risk. On February 28, 1998, AAA-rated bonds comprised 57.2% of the portfolio's total long-term investments.

Seeking to decrease credit risk, we maintained our practice of diversifying across different sectors. Hospital and utility issues were among the fund's largest sectors, at 21.8% and 21% of total long-term investments, respectively, at the reporting period's end. Some new purchases during the reporting period included University of Pittsburgh and Exeter Township general obligation bonds.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Pennsylvania
Tax-Free Income Fund
Portfolio Breakdown on 2/28/98

                  % of total
                   long-term
Sector            investments

Hospitals              21.8%
Utilities              21.0%
Prerefunded            12.2%
Education              12.5%
Housing                 9.3%
General Obligations     6.0%
Health Care             5.5%
Other Revenue           4.6%
Transportation          4.2%
Industrial              2.9%

PERFORMANCE SUMMARY

GRAPHIC MATERIAL 33 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin Pennsylvania Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 17 cents, from $10.39 on February 28, 1997, to $10.56 on February 28, 1998. In addition to distributing 58.80 cents ($0.5880) per share in dividend income, the fund made long-term capital gain distributions totaling 13.87 cents ($0.1387) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.7 cents ($0.047), which includes a dividend adjustment, and the maximum offering price of $11.03 on February 28, 1998, your fund's distribution rate was 5.11%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Pennsylvania state personal income tax bracket, would need to earn 8.70% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 49 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Pennsylvania municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares.

In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Pennsylvania Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Pennsylvania
Tax-Free Income Fund
Class I
Dividend Distributions
3/1/97-2/28/98*
                    Dividend
Month               per share

March              5.0 cents
April              5.0 cents
May                5.0 cents
June               5.0 cents
July               5.0 cents
August             5.0 cents
September          4.8 cents
October            4.8 cents
November           4.8 cents
December           4.8 cents
January            4.8 cents
February           4.8 cents
Total             58.80 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 34 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Pennsylvania Tax-Free Income Fund - Class I
Periods ended 2/28/98
                                                                     Since
                                                                   Inception
                                        1-Year   5-Year   10-Year  (12/1/86)
Cumulative Total Return1                 8.90%   36.18%   116.79%   121.24%
Average Annual Total Return24.29%        5.45%    7.58%    6.91%

Distribution Rate3                  5.11%
Taxable Equivalent
 Distribution Rate4                 8.70%
30-Day Standardized Yield5          4.21%
Taxable Equivalent Yield4           7.17%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.7 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $11.03 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Pennsylvania state personal income tax bracket of 41.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The Franklin Pennsylvania Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 4.26 cents ($0.0426) per share in June 1997 and 9.61 cents ($0.0961) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 35 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Pennsylvania Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 18 cents, from $10.43 on February 28, 1997, to $10.61 on February 28, 1998. In addition to distributing 52.80 cents ($0.5280) per share in dividend income, the fund made long-term capital gain distributions totaling 13.87 cents ($0.1387) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.18 cents ($0.0418), which includes a dividend adjustment, and the maximum offering price of $10.72 on February 28, 1998, your fund's distribution rate was 4.68%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Pennsylvania state personal income tax bracket would need to earn 7.97% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 51 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Pennsylvania municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares.

In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Pennsylvania Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Pennsylvania
Tax-Free Income Fund
Class II
Dividend Distributions

3/1/97-2/28/98*

                    Dividend
Month               per share

March              4.52 cents
April              4.50 cents
May                4.50 cents
June               4.50 cents
July               4.53 cents
August             4.53 cents
September          4.29 cents
October            4.29 cents
November           4.29 cents
December           4.29 cents
January            4.28 cents
February           4.28 cents
Total             52.80 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 36 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Pennsylvania Tax-Free Income Fund - Class II
Periods ended 2/28/98
                                                                     Since
                                                                   Inception
                                                          1-Year   (5/1/95)
Cumulative Total Return1                                   8.35%    22.37%
Average Annual Total Return2                               6.23%     7.02%
Distribution Rate3                  4.68%
Taxable Equivalent
 Distribution Rate4                 7.97%
30-Day Standardized Yield5          3.79%
Taxable Equivalent Yield4           6.46%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.18 cent per share monthly dividend, which includes a dividend adjustment, and the offering price of $10.72 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, and Pennsylvania state personal income tax bracket of 41.3%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Pennsylvania Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 4.26 cents ($0.0426) per share in June 1997 and 9.61 cents ($0.0961) in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND


GRAPHIC MATERIAL 37 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your Fund's Objective: Franklin Puerto Rico Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and many states' personal income taxes through a portfolio consisting primarily of Puerto Rico municipal bonds.1


Commonwealth Update

Puerto Rico mirrored the U.S.' continued economic improvement during the reporting period, a testament to the Commonwealth's close ties to the United States. With its financial position strengthened and stabilized, the Commonwealth's government maintains a program that combines tax cuts with aggressive enforcement efforts. The result is an overall economic outlook that we judge to be favorable.

Puerto Rico has significant infrastructure needs if it is to remain competitive in the worldwide economy. Major spending priorities in 1998 include public safety and education.2

One area of long-term concern is the phase-out of benefits from Section 936 of the U.S. Internal Revenue Code, which provided tax incentives that have been instrumental in attracting manufacturing business development to the island over the past two decades. To date, there has been no significant impact from the phase-out, and we expect the Puerto Rican government to be aggressive in seeking alternative incentives to attract and retain companies.3

One new element on the island's economic horizon is the plan to privatize the Telephone Authority, with the sale proceeds applied to capital needs and debt obligations.

1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Moody's Investor Services, 5/97.
3. Ibid.

You may find a complete listing of the fund's portfolio holdings beginning on page 108 of this report.


Portfolio Notes

During the reporting period, we focused on diversifying the fund's investments, while increasing the portfolio's average credit quality. For example, the fund's total long-term investments in AAA-rated securities increased during the fund's fiscal year, from 31.3% to 35.3%, while those rated BBB decreased from 48.2% to 47.8%. These changes in the portfolio's credit-quality breakdown resulted in part from an increase in the supply of insured Puerto Rico bonds coming to market.

The total supply of Puerto Rico municipal bonds jumped 89% from 1996 to 1997. This sizeable increase was a combination of refunding and new money. The substantial amount of refunding brought about by declining interest rates also contributed to the changes in the portfolio's credit-quality breakdown, as several of the fund's bonds became prerefunded during the reporting period. Some of the fund's recent purchases include Puerto Rico Commonwealth general obligation bonds, Puerto Rico Commonwealth Infrastructure Financing Authority, and University of Puerto Rico.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Puerto Rico
Tax-Free Income Fund
Portfolio Breakdown on 2/28/98

                  % of total
                   long-term
Sector            investments

Utilities              23.2%
Transportation         19.2%
Hospitals              11.1%
Prerefunded             9.7%
Other Revenue           9.4%
General Obligations     8.6%
Housing                 7.4%
Industrial              5.0%
Education               4.9%
Sales Tax Revenue       1.5%

PERFORMANCE SUMMARY


GRAPHIC MATERIAL 38 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin Puerto Rico Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 35 cents, from $11.51 on February 28, 1997, to $11.86 on February 28, 1998. In addition to distributing 62.1 cents ($0.6210) per share in dividend income, your fund also made a long-term capital gain distribution of
1.4 cents ($0.0140) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.1 cents ($0.051) and the maximum offering price of $12.39 on February 28, 1998, your fund's distribution rate was 4.94%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket, would need to earn 8.18% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 55 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Puerto Rico municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares.

In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Puerto Rico Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Puerto Rico
Tax-Free Income Fund
Class I
Dividend Distributions
3/1/97-2/28/98*
                    Dividend
Month               per share

March              5.4 cents
April              5.4 cents
May                5.4 cents
June               5.1 cents
July               5.1 cents
August             5.1 cents
September          5.1 cents
October            5.1 cents
November           5.1 cents
December           5.1 cents
January            5.1 cents
February           5.1 cents
Total             62.10 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 39 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Puerto Rico Tax-Free Income Fund - Class I
Periods ended 2/28/98
                                                                       Since
                                                                    Inception
                                          1-Year   5-Year   10-Year  (4/3/85)
Cumulative Total Return1                   8.78%   35.21%   110.95%   170.91%
Average Annual Total Return2               4.17%    5.31%    7.28%     7.67%


Distribution Rate3                  4.94%
Taxable Equivalent
 Distribution Rate4                 8.18%
30-Day Standardized Yield5          3.92%
Taxable Equivalent Yield4           6.49%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend and the maximum offering price of $12.39 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The Franklin Puerto Rico Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 1.4 cents ($0.014) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 40 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Puerto Rico Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 34 cents, from $11.53 on February 28, 1997, to $11.87 on February 28, 1998. In addition to distributing 55.48 cents ($0.5548) per share in dividend income, your fund also made a long-term capital gain distribution of 1.4 cents ($0.0140) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.52 cents ($0.0452) and the maximum offering price of $11.99 on February 28, 1998, your fund's distribution rate was 4.52%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket, would need to earn 7.48% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 57 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of Puerto Rico municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares.

In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Puerto Rico Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Puerto Rico
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97-2/28/98*

                    Dividend
Month               per share

March              4.83 cents
April              4.85 cents
May                4.85 cents
June               4.55 cents
July               4.58 cents
August             4.58 cents
September          4.55 cents
October            4.55 cents
November           4.55 cents
December           4.55 cents
January            4.52 cents
February           4.52 cents
Total             55.48 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 41 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Puerto Rico Tax-Free Income Fund - Class II
Periods ended 2/28/98
                                                                    Since
                                                                 Inception
                                                         1-Year   (5/1/95)
Cumulative Total Return1                                  8.07%    21.89%
Average Annual Total Return2                              5.97%     6.88%
Distribution Rate3                  4.52%
Taxable Equivalent
 Distribution Rate4                 7.48%
30-Day Standardized Yield5          3.49%
Taxable Equivalent Yield4           5.78%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.52 cent per share monthly dividend and the offering price of $11.99 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Puerto Rico Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 1.4 cents ($0.014) per share in June 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.


FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND


GRAPHIC MATERIAL 42 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your Fund's Objective: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio of municipal bonds with an average weighted maturity (the time in which a debt must be repaid) between three and 10 years.1

Portfolio Notes
During the one-year reporting period, the U.S. economy continued to exhibit steady growth. In spite of this, inflationary pressures actually decreased during the year, paving the way for lower interest rates. The yield on the bellwether 30-year Treasury bond declined from 6.80% on February 28, 1997, to 5.92% on February 28, 1998.

These downward-trending interest rates made for another strong year in the municipal bond market, with over $210 billion in new issuance during 1997, and more than half of that supply came to market insured. In consequence, the yield spread between insured bonds and lower-rated bonds narrowed during the fund's fiscal year. The fund generally purchased insured and higher-rated bonds, as investments in lower-rated securities did not produce yields high enough to justify their added credit risk.

1. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. A non-diversified fund, may be subject to greater risk of adverse economic or regulatory developments than a fund with broader diversification.

You may find a complete listing of the fund's portfolio holdings beginning on page 111 of this report.

The fund's credit-quality breakdown changed somewhat during the reporting period. In particular, issues rated AAA to A increased over the period, from 35.9% of total long-term investments, to 47.8%. At the same time, our holdings of BBB and lower-rated securities decreased from 64.1% to 52.2%. The fund maintained wide sector diversification during the fiscal year, making purchases such as Dade County (Florida) Airport, Tarrant County (Texas) Hospital, and Wayne State (Nebraska) College.

In general, we take a conservative approach to managing this portfolio. In addition to reviewing bond ratings from national rating agencies, Franklin's group of municipal analysts perform in-depth research for our municipal bond fund managers. By conducting thorough credit research, we seek to ensure that our purchases fulfill the fund's investment objectives and requirements.

Going forward, our outlook for the municipal bond market remains positive. We expect the supply of municipal bonds to remain stable in 1998. This, coupled with a continued strong demand for municipals, should keep them an attractive investment throughout the coming months.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Federal
Intermediate-Term
Tax-Free Income Fund
Portfolio Breakdown on 2/28/98

                  % of total
                   long-term
Sector            investments

Hospitals              14.2%
Utilities              14.0%
Transportation         10.4%
Industrial              9.1%
General Obligations     9.1%
Health Care             8.3%
Special
 Assessment Bonds       7.5%
Education               7.4%
Housing                 7.3%
Certificates
 of Participation       5.9%
Other Revenue           2.3%
Marks-Roos Bonds        2.3%
Tax Allocation Bonds    1.6%
Prerefunded             0.6%

PERFORMANCE SUMMARY

GRAPHIC MATERIAL 43 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Federal Intermediate-Term Tax-Free Income Fund's share price, as measured by net asset value, increased 31 cents, from $10.94 on February 28, 1997, to $11.25 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 54.60 cents ($0.5460) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.4 cents ($0.044) and the maximum offering price of $11.51 on February 28, 1998, your fund's distribution rate was 4.59%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.60% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 61 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal 10-Year Bond Index. The index includes approximately 8,000 municipal securities from across the country, while your fund consists of over 150 intermediate-term municipal bonds nationwide. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Federal Intermediate-Term Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin Federal
Intermediate-Term
Tax-Free Income Fund
Dividend Distributions
3/1/97-2/28/98*
                    Dividend
Month               per share

March              4.6 cents
April              4.6 cents
May                4.6 cents
June               4.6 cents
July               4.6 cents
August             4.6 cents
September          4.6 cents
October            4.6 cents
November           4.6 cents
December           4.4 cents
January            4.4 cents
February           4.4 cents
Total             54.60 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 44 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Federal Intermediate-Term Tax-Free Income Fund
Periods ended 2/28/98
                                                                     Since
                                                                   Inception
                                                 1-Year   5-Year   (9/23/92)
Cumulative Total Return1                          8.02%   37.37%    46.07%
Average Annual Total Return2                      5.62%    6.08%     6.78%

Distribution Rate3                  4.59%
Taxable Equivalent
 Distribution Rate4                 7.60%
30-Day Standardized Yield5          3.88%
Taxable Equivalent Yield4           6.42%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 2.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.51 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.82%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

GRAPHIC MATERIAL 45 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your Fund's Objective: Franklin High Yield Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of higher-yielding, medium- to lower-rated and non-rated municipal securities.1

As discussed in the fund's prospectus, these securities entail greater risk than higher-rated municipal securities.

Market Overview
The U.S. has recently completed its seventh year of economic growth. The Goldilocks economy (not too hot, not too cold) continued with moderate economic growth, and inflation at an eleven-year low of 1.7% for 1997.2 The Federal Reserve moved to a more neutral position from their stance in 1997, which was biased toward a tightening of monetary policy. With inflation trending downward during the reporting period, interest rates followed suit. The benchmark 30-year Treasury bond yield began the reporting period at 6.80%, but declined to 5.92% by February 28, 1998. The Bond Buyer 40 Index declined 52 basis points during the reporting period.3 The lack of inflation in the U.S. and a flight to quality due to the Asian crisis, helped drive this strength in the fixed-income markets. This contributed to excellent performance in all classes of fixed-income investments, including municipal bonds.

1. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The risks of investing in a non-diversified fund, such as increased susceptibility to adverse economic or regulatory developments, are described in the fund's prospectus.
2. Source: Bloomberg. Inflation measured as CPI year-over-year percentage change as of 12/97.
3. Source: Bloomberg. Index is unmanaged and includes reinvested dividends.

You may find a complete listing of the fund's portfolio holdings beginning on page 118 of this report.


Municipal bond insurance once again dominated the market, representing about 60% of new issues and an even higher percentage of secondary issues. Additionally, many issuers took advantage of the low interest-rate environment to refund their outstanding debt. Issuers can benefit from substantial interest cost savings when they refund outstanding debt carrying coupon rates in the 7% - 9% range and replace them with debt in the 5% range. For example, insured municipals in the 30-year range were close to their historically low yields of 5.15%, near the end of the reporting period. All investors in fixed-income securities were affected by call risk due to this large interest rate differential, and witnessed substantial reductions in income after reinvestment in this lower-rate environment.

State and local governments continue to improve their financial positions due to the strong economy and improved fiscal responsibility. As a result, upgrades substantially outpaced downgrades from the national credit rating agencies during the reporting period.

Franklin High Yield
Tax-Free Income Fund
Portfolio Breakdown on 2/28/98

                  % of total
                   long-term
Sector            investments
Utilities              26.1%
General Obligations    10.6%
Prerefunded            10.2%
Transportation         10.0%
Hospitals               9.8%
Special Assessment      7.0%
Industrial              6.6%
Health Care             5.3%
Housing                 4.3%
Other Revenue           3.5%
Education               3.3%
Mello-Roos              1.4%
Cert. of Participation  1.4%
Tax Allocation          0.3%
Marks-Roos              0.2%


Portfolio Notes
During the reporting period, the strong demand for high yield securities continued as interest rates declined, and an increasing percentage of bonds came to market with municipal bond insurance. The lower interest-rate environment and reduced supply of lower-quality bonds further compressed the spread between higher- and lower-rated bonds. Under these conditions, we maintain a consistent, disciplined investment approach. We rely on thorough credit research in an attempt to differentiate credit quality within the various sectors of the municipal market, allowing us to identify market inefficiencies by discovering securities that we believe are undervalued.

During the reporting period, we invested in many different sectors and issues. We found tremendous value in New York securities, which comprised over 16% of the fund's long-term assets at the close of the period. Today, New York City and New York state enjoy improved fiscal positions, and both are projecting budget surpluses for fiscal year 1998. Consequently, Standard & Poor's upgraded the ratings on New York state bonds while Moody's upgraded the rating for New York City bonds. As a result, New York securities were one of the best performing sectors in the market during the fund's fiscal year.

"During the reporting period, we invested in a number of different utilities that, in our opinion, provided such excellent opportunities."

We also found opportunities, on a selective basis, in the utility sector. With many states preparing for the new era of utility deregulation, many market participants have become cautious about the outlook for utility investments. This uncertainty can also create some interesting investment opportunities, which thorough research can uncover. During the reporting period, we invested in a number of different utilities that, in our opinion, provided such excellent opportunities. A few of these include Tucson Electric, Nevada Power, and Public Service New Mexico. Each has performed extremely well during the fund's fiscal year. Perhaps one of the best investments since the fund's inception in 1986 was the $50 million purchase in 1993 of the non-rated San Joaquin Toll Road Junior Lien zero coupon securities. We performed extensive research on this start-up toll road at the time these bonds were issued. Since then, the project has been very successful, and the issuer was able to refinance the outstanding issue. As a result, our original $50 million investment is now secured by U.S. Treasury securities, rated AAA, and was valued at approximately $180 million at the end of the reporting period. Since these bonds are non-callable until their maturity, it remains one of our core positions.

Please remember, this discussion reflects our views and opinions as of February 28, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. We appreciate your continued support and welcome any questions about your investment.

PERFORMANCE SUMMARY

GRAPHIC MATERIAL 46 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin High Yield Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 47 cents, from $11.21 on February 28, 1997, to $11.68 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 68.8 cents ($0.688) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.6 cents ($0.056), which includes a dividend adjustment, and the maximum offering price of $12.20 on February 28, 1998, your fund's distribution rate was 5.51%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket, would need to earn 9.12% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 66 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of high yield municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares.

In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin High Yield Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin High Yield
Tax-Free Income Fund
Class I
Dividend Distributions
3/1/97-2/28/98*

                    Dividend
Month               per share

March               6.1 cents
April               5.7 cents
May                 5.7 cents
June                5.7 cents
July                5.7 cents
August              5.7 cents
September           5.7 cents
October             5.7 cents
November            5.7 cents
December            5.7 cents
January             5.7 cents
February            5.7 cents
Total              68.8 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 47 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin High Yield Tax-Free Income Fund - Class I
Periods ended 2/28/98
                                                                    Since
                                                                  Inception
                                       1-Year   5-Year   10-Year  (3/18/86)
Cumulative Total Return1               10.64%   46.43%   137.22%   172.89%
Average Annual Total Return2            5.92%    7.00%    8.55%     8.37%

Distribution Rate3                  5.51%
Taxable Equivalent
 Distribution Rate4                 9.12%
30-Day Standardized Yield5          4.69%
Taxable Equivalent Yield4           7.76%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.6 cent per share monthly dividend, which includes a dividend adjustment, and the maximum offering price of $12.20 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


GRAPHIC MATERIAL 48 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin High Yield Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 49 cents, from $11.26 on February 28, 1997, to $11.75 on February 28, 1998. During the 12-month reporting period, shareholders received income distributions totaling 62.22 cents ($0.6222) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.04 cents ($0.0504), which includes a dividend adjustment, and the maximum offering price of $11.87 on February 28, 1998, your fund's distribution rate was 5.10%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.44% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 68 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of high yield municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares.

In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin High Yield Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin High Yield
Tax-Free Income Fund
Class II
Dividend Distributions
3/1/97-2/28/98*

                    Dividend
Month               per share

March              5.49 cents
April              5.17 cents
May                5.17 cents
June               5.17 cents
July               5.17 cents
August             5.17 cents
September          5.15 cents
October            5.15 cents
November           5.15 cents
December           5.15 cents
January            5.14 cents
February           5.14 cents
Total             62.22 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 49 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin High Yield Tax-Free Income Fund - Class II
Periods ended 2/28/98
                                                                Since
                                                              Inception
                                                     1-Year   (5/1/95)
Cumulative Total Return1                             10.15%    27.85%
Average Annual total Return2                          8.09%     8.68%

Distribution Rate3                  5.10%
Taxable Equivalent
 Distribution Rate4                 8.44%
30-Day Standardized Yield5          4.29%
Taxable Equivalent Yield4           7.10%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 5.04 cent per share monthly dividend, which includes a dividend adjustment, and the offering price of $11.87 on February 28, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GLOSSARY OF INVESTMENT TERMS


Average Annual Total Return: The average annual change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report include sales charges.

Discount: Amount by which a bond sells below its face (par) value. For instance, a bond with a $1,000 face value that sells for $900 would have a $100 discount.

Call Protection: The length of time during which a bond cannot be redeemed by its issuer.

Coupon: A bond's interest rate that the issuer promises to pay to the holder until the bond matures.

Cumulative Total Return: Measures the change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report exclude sales charges.

Current Coupon Bond: A bond with a coupon rate that is within half a percentage point of current market interest rates. See also Full Coupon Bond.

Full Coupon Bond: A bond with a coupon rate that is near or above current market interest rates. See also Current Coupon Bond.

High Grade Bond/High-Quality Bond: A bond rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's Investors Service - two national credit-rating agencies.

Investment Grade Bond: A bond with a rating of AAA to BBB, usually within the top four rating categories assigned to bonds.

Premium: Amount by which a bond sells above its face (par) value. For instance, a bond with a $1,000 face value that sells for a $1,100 would have a $100 premium.

Prerefunded Bond: A bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate. The proceeds generally are invested in U.S. Treasuries set to mature at the original bond's first call date. When a bond is prerefunded, its premium rises, and then falls to par value as the refunding date approaches.

Par Value: The face value or amount at which a security will be redeemed at maturity - typically $1,000 for a bond.

Yield Spread: The relative yield differential between lower- and higher-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for added credit risk.

MUNICIPAL BOND RATINGS



Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN TAX-FREE TRUST
Financial Highlights



Franklin Arizona Tax-Free Income Fund
                                                                                     Year Ended February 28,
Class I                                                                     1998     1997     19961      1995      1994
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $11.24   $11.34    $11.11    $11.58    $11.57
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .61      .62       .64       .65       .66
 Net realized and unrealized gains (losses) .........................           .29     (.04)      .36      (.48)      .02
                                                                     -----------------------------------------------------
Total from investment operations ....................................           .90      .58      1.00       .17       .68
                                                                     -----------------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.61)    (.63)     (.65)     (.64)     (.67)
 In excess of net investment income .................................          (.01)   --        --        --        --
 Net realized gains..................................................          (.08)    (.05)     (.12)    --        --
                                                                     ------------------------------------------------------
Total distributions..................................................          (.70)    (.68)     (.77)     (.64)     (.67)
                                                                     ------------------------------------------------------
Net asset value, end of year.........................................        $11.44   $11.24    $11.34    $11.11    $11.58
                                                                     ======================================================

Total return*........................................................          8.23%    5.33%     9.24%     1.63%     5.76%

Ratios/supplemental data
Net assets, end of year (000's)......................................       $810,250 $752,335  $750,797  $720,801  $796,838
Ratios to average net assets:
 Expenses............................................................           .63%     .62%      .62%      .60%      .54%
 Net investment income ..............................................          5.40%    5.59%     5.67%     5.86%     5.65%
Portfolio turnover rate..............................................         20.02%   16.57%    25.12%    18.65%    14.17%

Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $11.30   $11.38    $11.15
                                                                     ---------------------------------
Income from investment operations:
 Net investment income ..............................................           .56      .57       .49
 Net realized and unrealized gains (losses) .........................           .29     (.03)      .34
                                                                     ---------------------------------
Total from investment operations.....................................           .85      .54       .83
                                                                     ---------------------------------
Less distributions from:
 Net investment income ..............................................          (.56)    (.57)     (.48)
 Net realized gains..................................................          (.08)    (.05)     (.12)
                                                                     ----------------------------------
Total distributions..................................................          (.64)    (.62)     (.60)
                                                                     ----------------------------------
Net asset value, end of year.........................................        $11.51   $11.30    $11.38
                                                                     ==================================

Total return*........................................................          7.67%    4.89%     7.60%

Ratios/supplemental data
Net assets, end of year (000's)......................................       $14,537   $5,486    $1,892
Ratios to average net assets:
 Expenses............................................................          1.19%    1.19%     1.20%**
 Net investment income ..............................................          4.82%    5.01%     5.05%**
Portfolio turnover rate..............................................         20.02%   16.57%    25.12%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998





                                                                                                  PRINCIPAL
 Franklin Arizona Tax-Free Income Fund                                                             AMOUNT       VALUE

  Long Term Investments 99.5%
Apache Junction, Arizona Water Utilities Community, 5.80%, 7/01/17............................ $ 1,200,000  $ 1,283,676
Arizona Educational Loan Marketing Corp. Revenue,
Senior Series, 6.375%, 9/01/05................................................................  10,000,000   10,710,300
Series B, 7.00%, 3/01/03......................................................................   1,000,000    1,087,700
Series B, 7.00%, 3/01/05 .....................................................................   1,000,000    1,080,140
Series B, MBIA Insured, 7.35%, 9/01/04 .......................................................   1,000,000    1,057,290
Series B, MBIA Insured, 7.375%, 9/01/05 ......................................................     775,000      818,524
Sub-Series, 6.625%, 9/01/05...................................................................   1,000,000    1,075,160
Arizona Health Facilities Authority, Hospital System Revenue, Phoenix Baptist Hospital,
MBIA Insured, ETM, 6.25%, 9/01/11.............................................................   2,000,000    2,189,980
Arizona Health Facilities Authority Revenue, Arizona Voluntary Hospital, Series B, FGIC Insured,
7.25%, 10/01/13 ..............................................................................   5,000,000    5,282,150
Hospital Federal Pooled Loan Revenue, 7.75%, 10/01/07.........................................     770,000      814,098
Arizona State COP,
FSA Insured, 6.625%, 9/01/08..................................................................   5,000,000    5,464,450
Refunding, Series B, AMBAC Insured, 6.25%, 9/01/10............................................   5,000,000    5,468,350
Arizona State Municipal Financing Program, COP, BIG Insured,
Dysart School, Series 22, ETM, 7.875%, 8/01/05 ...............................................   1,350,000    1,654,304
Peoria School, Series 19, ETM, 7.75%, 8/01/04 ................................................     500,000      600,345
Series 20, ETM, 7.625%, 8/01/06 ..............................................................   3,250,000    3,812,510
Series 25, 7.875%, 8/01/14 ...................................................................     500,000      671,815
Series 29, Pre-Refunded, 7.125%, 8/01/14 .....................................................   2,500,000    2,640,775
Arizona State Transportation Board, Excise Tax Revenue, Maricopa
County Regional Area Road Fund, Series A, Pre-Refunded,  7.60%, 7/01/05 ......................   1,750,000    1,807,208
Arizona State Wastewater Management Authority, Wastewater
Treatment Financial Assistance Revenue,  6.80%, 7/01/11.......................................   4,000,000    4,450,320
Series A, AMBAC Insured, 5.625%, 7/01/15......................................................   1,000,000    1,057,290
Arizona Water Infrastructure Finance Authority Revenue,
Water Quality Financial Assistance, Series A, MBIA Insured, 5.00%, 7/01/17....................   1,670,000    1,667,829
Bullhead City Municipal Property Corp., Municipal Facilities Revenue,
MBIA Insured, Pre-Refunded, 7.20%, 7/01/09....................................................   2,125,000    2,240,961
Casa Grande, Excise Tax Revenue, FGIC Insured, 6.20%, 4/01/15.................................     930,000    1,010,761
Casa Grande IDA, Frito Lay/PepsiCo,
IDR, 6.65%, 12/01/14..........................................................................     500,000      553,905
PCR, 6.60%, 12/01/10..........................................................................   1,800,000    1,991,070
Chandler GO, FGIC Insured,
Pre-Refunded, 6.80%, 7/01/13 .................................................................   1,750,000    2,019,028
Pre-Refunded, 6.85%, 7/01/14 .................................................................   1,625,000    1,879,280
Refunding, 7.00%, 7/01/12.....................................................................   1,000,000    1,095,330
Chandler IDA, MFHR, Refunding, Hacienda Apartments,
Project A, GNMA Secured, 6.05%, 7/20/30.......................................................   4,055,000    4,245,950
Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13...............   1,250,000    1,445,600
Chandler Water and Sewer Revenue, Refunding, FGIC Insured,
7.00%, 7/01/12 ...............................................................................   6,715,000    7,355,141
6.25%, 7/01/13 ...............................................................................   2,165,000    2,349,718
5.25%, 7/01/15 ...............................................................................   2,270,000    2,318,442
Coconino County,
Flagstaff USD No. 1, AMBAC Insured, 6.20%, 7/01/06............................................   1,095,000    1,152,893
PCC Revenue, 6.375%, 10/01/36 ................................................................   3,500,000    3,789,625
PCC Revenue, Nevada Power Co., Series B, 5.80%, 11/01/32 .....................................   6,500,000    6,635,915
PCC Revenue, Refunding, Nevada Power Co., Series E, 5.35%, 10/01/22 ..........................   7,265,000    7,215,525
PCC Revenue, Refunding, Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28 ..........   5,275,000    5,542,126
Eloy Municipal Property Corp., Facilities Revenue, 7.80%, 7/01/09 ............................   1,475,000    1,572,896
Gila County IDA Revenue, Refunding, Asarco, Inc., 5.55%, 1/01/27..............................  38,400,000   39,130,739
Gilbert ID No. 11, FGIC Insured, 7.60%, 1/01/05...............................................   1,500,000    1,556,400
Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
7/01/12 ......................................................................................   1,500,000    1,680,015
7/01/22 ......................................................................................   3,250,000    3,598,335
Glendale IDA, Educational Facilities Revenue, Refunding, American
Graduate School International, Connie Lee Insured, 5.875%, 7/01/15 ...........................   2,200,000    2,355,430
Pre-Refunded, 7.00%, 7/01/14 .................................................................   1,000,000    1,182,280
Pre-Refunded, 7.125%, 7/01/20 ................................................................   1,250,000    1,487,613
Glendale IDAR, Midwestern University, Series A, Connie Lee Insured, 6.00%,
5/15/16 ...................................................................................... $ 1,940,000  $ 2,105,812
5/15/26 ......................................................................................   2,000,000    2,149,800
Glendale Municipal Property Corp., Refunding, MBIA Insured, 7.00%, 7/01/09 ...................   2,400,000    2,519,376
Guam Power Authority Revenue,
GO, 6.30%, 10/01/22...........................................................................   4,000,000    4,243,520
Series A, 6.30%, 10/01/12 ....................................................................   3,630,000    3,858,617
Lake Havasu City, Wastewater COP, FGIC Insured, 7.00%, 6/01/05 ...............................   2,700,000    2,945,079
Marana Municipal Property Corp., Municipal Facilities Revenue,
Refunding, MBIA Insured, 5.25%, 7/01/22 ......................................................   1,170,000    1,185,818
Maricopa County, IDA, MFHR, FSA Insured,
Madera Pointe Apts., 5.90%, 6/01/26 ..........................................................   2,105,000    2,220,649
National Health Facilities II Project, Series A, 5.10%, 1/01/33 ..............................  12,500,000   12,378,375
Maricopa County COP, 6.00%, 6/01/04...........................................................   8,000,000    8,429,200
Maricopa County Hospital Revenue, Sun Health Corp., Refunding,
5.80%, 4/01/08 ...............................................................................   3,870,000    4,074,955
5.90%, 4/01/09 ...............................................................................   2,120,000    2,239,992
6.125%, 4/01/18 ..............................................................................  15,650,000   16,625,934
Maricopa County IDA Revenue,
Hospital Facility Revenue, FSA Insured, 7.50%, 12/01/13.......................................   1,445,000    1,592,925
Hospital Facility Revenue, FSA Insured, Pre-Refunded, 7.50%, 12/01/13.........................   1,305,000    1,450,116
Hospital Facility Revenue, Samaritan Hospital Health Services,
Refunding, Series A, MBIA Insured, 7.00%, 12/01/13............................................  17,800,000   19,393,990
Hospital Facility Revenue, Samaritan Hospital Health Services,
Refunding, Series A, MBIA Insured, 7.00%, 12/01/16............................................   1,890,000    2,356,792
IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 ..........................................   5,000,000    5,392,200
Mercy Health System, Series A, MBIA Insured, Pre-Refunded, 7.125%, 7/01/07....................   1,660,000    1,751,300
Mercy Health System, Series C, MBIA Insured, Pre-Refunded, 7.15%, 7/01/15 ....................     750,000      797,588
SFMR, GNMA Secured, 8.00%, 9/01/09 ...........................................................     805,000      841,531
Maricopa County School District No. 4, Mesa Unified, FGIC Insured,
5.65%, 7/01/11 ...............................................................................   1,500,000    1,621,320
5.70%, 7/01/12 ...............................................................................   2,000,000    2,161,420
Maricopa County School District No. 8, Osborn,
Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 ...........................................   3,500,000    3,811,710
School Improvement Project, Series B, Pre-Refunded, 7.10%, 7/01/05 ...........................     500,000      526,310
School Improvement Project, Series B, Pre-Refunded, 7.15%, 7/01/07............................   1,075,000    1,132,255
School Improvement Project, Series B, Pre-Refunded, 7.20%, 7/01/09 ...........................   1,885,000    1,986,602
Maricopa County School District No. 11, Peoria Unified, Refunding,
AMBAC Insured, 6.10%, 7/01/10 ................................................................   6,300,000    6,947,766
MBIA Insured, 7.00%, 7/01/10 .................................................................   2,800,000    3,077,900
Maricopa County School District No. 28, Kyrene Elementary,
Series B, FGIC Insured, 6.00%, 7/01/14 .......................................................   2,000,000    2,155,400
Maricopa County Stadium District Revenue, MBIA Insured, 5.75%, 7/01/16 .......................   3,000,000    3,161,880
Maricopa County UHSD No. 210,
Series A, 5.70%, 7/01/15 .....................................................................     500,000      532,285
Series B, 5.50%, 7/01/17 .....................................................................   9,050,000    9,424,308
Maricopa County USD No. 41, Gilbert, 6.25%, 7/01/15 ..........................................   2,000,000    2,124,880
Maricopa County USD No. 65, Littleton School Improvement,
 Series B, FGIC Insured, 6.40%, 7/01/14 ......................................................   1,175,000    1,291,866
Maricopa County USD No. 66, Roosevelt Elementary Project,
 Series B, FGIC Insured, 5.25%, 7/01/17.......................................................   2,500,000    2,545,700
Maricopa County USD No. 69, GO, Paradise Valley, Series A, 7.10%, 7/01/05 ....................   1,000,000    1,150,120
Maricopa County USD No. 80, Chandler, FGIC Insured, 6.00%, 7/01/13............................   1,600,000    1,742,016
Maricopa County USD No. 89, Dysart, Refunding and Improvement, FGIC Insured,
6.70%, 7/01/05 ...............................................................................     240,000      256,421
6.75%, 7/01/06 ...............................................................................   1,760,000    1,881,141
Maricopa County USD No. 98, Fountain Hills School, Improvement Bond, Refunding,
 FGIC Insured, 6.625%, 7/01/10................................................................   1,300,000    1,405,573
Maricopa County USD No. 214, Tolleson GO, FGIC Insured, 5.75%, 7/01/14 .......................   1,000,000    1,070,190
b  Mesa GO, FGIC Insured, 5.00%, 7/01/18......................................................   4,000,000    3,929,560
Mesa IDA, Health Care Facilities Revenue, Western Health Network, BIG Insured,
Refunding, Series B-2, 7.50%, 1/01/08 ........................................................     685,000      717,579
Series A-2, 7.625%, 1/01/13...................................................................   5,250,000    5,518,223
Series A-3, 7.625%, 1/01/13...................................................................     250,000      262,773
Series A-4, 7.625%, 1/01/09...................................................................   2,075,000    2,175,596
Mesa Utility System Revenue, FGIC Insured, 5.375%, 7/01/17 ................................... $15,500,000 $ 16,010,260
Mohave County, Hospital District No. 1, Kingman Regional Medical Center Project,
FGIC Insured, 6.50%, 6/01/15..................................................................   1,500,000    1,626,345
Pre-Refunded, 8.375%, 6/01/15 ................................................................   6,350,000    7,043,928
Mohave County IDA,
Health Care Revenue, Chris Ridge and Silver Insured,
 Refunding, GNMA Secured, 6.375%, 11/01/31....................................................   1,585,000    1,737,287
Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.50%, 9/01/21......................   1,500,000    1,547,040
Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.75%, 9/01/26......................   4,675,000    4,935,070
Hospital Systems Revenue, Medical Environments, Inc., Phoenix Hospital
and Medical Center, ETM, 5.80%, 7/01/99 ......................................................   1,595,000    1,638,240
IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ..........................................   4,100,000    4,469,492
IDR, Citizens Utilities Co. Project, Series A, 7.15%, 2/01/26 ................................  10,000,000   10,617,900
IDR, Citizens Utilities Co. Project, Series B, 7.15%, 2/01/26 ................................   5,000,000    5,308,950
Navajo County PCR, Arizona Public Service Co., Series A,
MBIA Insured, 5.875%, 8/15/28 ................................................................   3,000,000    3,151,920
Refunding, 5.875%, 8/15/28....................................................................  54,500,000   56,985,200
Nogales Municipal Development Authority, Inc., Municipal Facilities Revenue, MBIA Insured,
Refunding 7.20%, 6/01/08......................................................................   6,350,000    6,970,522
Pre-Refunded, 8.00%, 6/01/08 .................................................................     500,000      510,225
Northern Arizona University System Revenue,
Pre-Refunded, 7.50%, 6/01/06 .................................................................   3,700,000    3,869,682
Refunding, FGIC Insured, 6.40%, 6/01/07.......................................................   2,750,000    2,989,993
Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue,
Port Saipan Improvement, Series A,  5.35%, 10/01/98 ..........................................     310,000      311,432
5.45%, 10/01/99 ..............................................................................     330,000      333,102
5.55%, 10/01/00 ..............................................................................     345,000      350,430
5.65%, 10/01/01 ..............................................................................     365,000      372,661
5.75%, 10/01/02 ..............................................................................     385,000      395,079
6.85%, 10/01/25 ..............................................................................   7,150,000    7,603,382
Oro Valley, COP, MBIA Insured, 5.750%, 7/01/17................................................   1,000,000    1,066,790
Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
5.55%, 7/01/17................................................................................   1,150,000    1,212,100
5.375%, 7/01/26 ..............................................................................   1,000,000    1,024,850
Peoria Municipal Development Authority, Water and Sewer Revenue,
Refunding, FGIC Insured, 6.625%, 7/01/06 .....................................................   1,000,000    1,062,640
Phoenix Airport Revenue, MBIA Insured,
Refunding, Series B, 6.20%, 7/01/10...........................................................     700,000      776,202
Refunding, Series C, 6.30%, 7/01/10...........................................................   1,680,000    1,857,324
Refunding, Series C, 6.40%, 7/01/11...........................................................   1,785,000    1,983,099
Refunding, Series C, 6.40%, 7/01/12...........................................................     570,000      631,931
Series D, 6.30%, 7/01/10......................................................................   1,800,000    1,989,990
Series D, 6.40%, 7/01/11......................................................................   3,825,000    4,249,499
Series D, 6.40%, 7/01/12......................................................................     820,000      909,093
Phoenix Civic Improvement Corp.,
Airport Terminal Excise Tax Revenue, 7.80%, 7/01/11...........................................   4,165,000    4,269,500
Airport Terminal Excise Tax Revenue, 7.875%, 7/01/14..........................................   2,915,000    2,990,178
Airport Terminal Excise Tax Revenue, Pre-Refunded, 8.375%, 7/01/09............................     275,000      281,771
bAirport Terminal Excise Tax Revenue, Refunding, Senior Lien, 4.90%, 7/01/13..................   1,500,000    1,479,225
bAirport Terminal Excise Tax Revenue, Refunding, Senior Lien, 5.00%, 7/01/14..................   1,245,000    1,234,081
Municipal Facilities Excise Tax Revenue, MBIA Insured, Pre-Refunded, 6.90%, 7/01/21...........   1,000,000    1,166,950
Water Systems Revenue, 5.95%, 7/01/15.........................................................   3,090,000    3,302,839
Water Systems Revenue, 5.95%, 7/01/16.........................................................   3,665,000    3,912,278
Water Systems Revenue, 6.00%, 7/01/19.........................................................   3,000,000    3,191,490
Water Systems Revenue, Junior Lien, MBIA Insured, 5.375%, 7/01/22.............................   8,130,000    8,287,559
Phoenix Civic Plaza Building Corp., 6.00%, 7/01/14............................................   4,300,000    4,648,300
Phoenix GO,
Refunding, 6.375%, 7/01/13....................................................................   5,000,000    5,471,650
Refunding, Series A, 5.50%, 7/01/15...........................................................   5,000,000    5,227,000
Refunding, Series A, 5.00%, 7/01/19...........................................................   3,500,000    3,445,610
Series B, 5.25%, 7/01/15......................................................................   2,775,000    2,845,957
Phoenix HFC, Mortgage Revenue, Refunding, MBIA Insured,
Project A, 6.50%, 7/01/24..................................................................... $ 2,750,000  $ 2,883,595
Section 8 Project, Series A, 6.90%, 1/01/23...................................................   1,750,000    1,858,273
Section 8 Project, Series A, 7.25%, 1/01/23...................................................   2,260,000    2,353,813
Phoenix IDA,
Hospital Revenue, Connie Lee Insured, Refunding, Series B, 5.75%, 12/01/16 ...................   3,500,000    3,737,090
SFMR, FNMA Insured, 6.30%, 12/01/12 ..........................................................     855,000      922,314
Phoenix IDAR, Home Purchase Mortgage, GNMA Secured, Series B, 8.20%, 4/01/22 .................   1,410,000    1,451,186
Phoenix Municipal Housing Revenue, Refunding, Fillmore Gardens Project, 6.30%, 6/01/09........   1,500,000    1,617,150
Phoenix Street and Highway Revenue,
ETM, 6.80%, 7/01/03...........................................................................   1,000,000    1,127,910
Refunding, 6.60%, 7/01/07.....................................................................   5,000,000    5,482,300
Pima County IDA,
Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital,
BIG Insured, 8.00%, 7/01/13 ..................................................................      65,000       67,197
Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital,
BIG Insured, Pre-Refunded, 8.00%, 7/01/13.....................................................     535,000      553,174
Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital,
MBIA Insured, 6.75%, 7/01/10..................................................................   2,250,000    2,459,453
MFR, Series A, 6.00%, 12/01/21 ...............................................................   2,720,000    2,865,030
SFMR, GNMA Secured, 6.40%, 11/01/09 ..........................................................     830,000      889,121
SFMR, GNMA Secured, 8.125%, 9/01/20 ..........................................................   1,285,000    1,328,998
SFMR, GNMA Secured, 6.75%, 11/01/27...........................................................   3,715,000    4,003,581
SFMR, Refunding, Series A, 7.625%, 2/01/12 ...................................................   3,900,000    4,113,993
SFMR, Refunding, Series A, 6.50%, 2/01/17.....................................................     775,000      827,754
Pima County IDAR, Refunding, Series A, MBIA Insured, 5.625%, 4/01/14..........................   2,250,000    2,390,018
Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15............................   1,410,000    1,532,656
Pima County USD No. 1, Tucson Project, FGIC Insured, 5.875%, 7/01/14 .........................  21,000,000   22,646,820
Pinal County USD No. 43, Apache Junction Improvement, Refunding, FGIC Insured,
7.15%, 7/01/05 ...............................................................................     500,000      524,500
Pre-Refunded, 7.20%, 7/01/07 .................................................................     700,000      738,199
Series A, 5.85%, 7/01/15 .....................................................................   2,500,000    2,711,175
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
Series A, FSA Insured, Pre-Refunded, 9.00%, 7/01/09...........................................      75,000       95,747
Puerto Rico Commonwealth Highway and Transportation Authority Highway
Revenue, Series Y, 5.00%, 7/01/36.............................................................   9,000,000    8,701,560
Puerto Rico Commonwealth Highway Authority Revenue, Series P, Pre-Refunded, 8.125%, 7/01/13...     750,000      775,905
Puerto Rico Commonwealth Industrial Development Co., General Purpose Revenue,
Series B, 5.375%, 7/01/16 ....................................................................   2,800,000    2,852,836
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue,
Series A, 7.75%, 7/01/08......................................................................   9,215,000    9,508,590
Series A, 7.50%, 7/01/09......................................................................   2,000,000    2,062,000
Series A, AMBAC Insured, 5.00%, 7/01/28.......................................................   3,250,000    3,180,223
Puerto Rico Electric Power Authority Revenue,
Series R, 6.25%, 7/01/17......................................................................   3,745,000    4,015,426
Refunding, Series M, Pre-Refunded, 8.00%, 7/01/08 ............................................   3,000,000    3,102,930
Refunding, Series N, 7.00%, 7/01/07...........................................................     745,000      782,913
Refunding, Series N, 7.125%, 7/01/14..........................................................   2,205,000    2,325,150
Series O, 7.125%, 7/01/14 ....................................................................   1,510,000    1,592,280
Series X, 6.125%, 7/01/21 ....................................................................  25,720,000   27,849,102
Puerto Rico GO, Pre-Refunded, 6.50%, 7/01/23..................................................   4,850,000    5,563,290
Puerto Rico HFC, SFMR, Portfolio 1, Series B, GNMA Secured, 7.65%, 10/15/22...................     875,000      930,895
Puerto Rico HFC Revenue,
FHA Mortgage Insured, Section 8 Assisted, Sixth Portfolio, Pre-Refunded, 7.75%, 12/01/26 .....      40,000       49,497
MFMR, Portfolio 1, Series A, 7.50%, 4/01/22 ..................................................   1,445,000    1,522,886
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities,
 Financing Authority Hospital Revenue, Series A,
Dr. Pila Hospital, Refunding, FHA Insured, 5.875%, 8/01/12....................................   5,225,000    5,640,179
Hospital Auxilio Mutuo Obligation Group, MBIA Insured, 6.25%, 7/01/24 ........................   1,950,000    2,144,552
Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
Refunding, Series A, 5.75%, 1/01/13...........................................................   2,435,000    2,545,013
Refunding, Series A, 5.00%, 1/01/20...........................................................  12,500,000   12,287,125
Series A, 6.00%, 1/01/31 .....................................................................   4,600,000    4,754,882
Series A, MBIA Insured, 6.00%, 1/01/31 .......................................................   1,845,000    1,915,018
Series C, 6.20%, 1/01/12......................................................................   5,925,000    6,335,840
Series C, 6.25%, 1/01/19......................................................................   9,975,000   10,669,460
Salt River Project, Agricultural Improvement and Power District, Electric System Revenue, (cont.)
Series D, 6.25%, 1/01/27...................................................................... $ 4,890,000  $ 5,250,051
Series D, Pre-Refunded, 6.25%, 1/01/27 .......................................................   1,110,000    1,212,620
San Luis Municipal Property Corp., Municipal Facilities Revenue, 8.125%, 7/01/19..............   3,190,000    3,333,678
Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29 .......................   8,000,000    8,688,400
Scottsdale IDA, Hospital Revenue, Scottsdale Memorial Hospital,
 Refunding, Series A, AMBAC Insured, 5.70%, 9/01/15 ..........................................   1,250,000    1,287,925
5.70%, 9/01/18 ...............................................................................   4,045,000    4,177,514
Sedona Sewer Sales Tax Revenue, Refunding,
6.75%, 7/01/07................................................................................   3,800,000    4,265,462
7.00%, 7/01/12................................................................................   5,000,000    5,489,950
Tucson, Series A, 5.375%, 7/01/20.............................................................   1,800,000    1,824,228
Tucson Airport Authority Revenue, MBIA Insured,
Series A, 6.875%, 6/01/20.....................................................................   1,090,000    1,163,030
Series B, 7.125%, 6/01/15.....................................................................   1,175,000    1,269,094
Series B, 7.25%, 6/01/20......................................................................   1,125,000    1,218,071
Tucson IDA, MFR, Refunding,
La Entrada, 7.40%, 7/01/26 ...................................................................   1,885,000    2,006,752
Los Portales Apts., 5.90%, 12/20/31 ..........................................................   2,000,000    2,094,140
Tuscon Water Revenue,
Refunding, FGIC Insured, 5.00%, 7/01/19.......................................................   2,100,000    2,067,366
Refunding, FGIC Insured, 5.125%, 7/01/20......................................................   6,000,000    6,001,740
Refunding, FGIC Insured, 5.125%, 7/01/21......................................................   9,030,000    9,032,619
Refunding, MBIA Insured, 7.00%, 7/01/10.......................................................   2,250,000    2,362,208
Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 .........................................  14,650,000   16,533,990
University of Arizona System Revenue, 6.25%, 6/01/11 .........................................   1,000,000    1,094,460
6.35%, 6/01/14 ...............................................................................   1,300,000    1,411,345
Pre-Refunded, 7.625%, 6/01/11 ................................................................   1,700,000    1,749,895
Yavapai County IDA, Hospital Facility Revenue, Series A, FSA Insured, 5.125%, 12/01/13 .......   2,000,000    2,031,460
Yavapai County USD No. 22, Humboldt,
Series A, FGIC Insured, 5.95%, 7/01/14........................................................   1,500,000    1,612,110
Series B, MBIA Insured, 5.60%, 7/01/14 .......................................................   1,825,000    1,936,380
Yuma County Elementary School District No. 1,
Series A, 5.75%, 7/01/14 .....................................................................   1,500,000    1,602,570
Series B, 5.50%, 7/01/14 .....................................................................   2,000,000    2,110,760
Yuma IDA Hospital Revenue, Refunding, MBIA Insured, 5.50%, 8/01/17 ...........................   4,000,000    4,168,520
Yuma Industrial Authority MFHR, Alexandrite Sands Apartments Project, FHA Insured,
7.60%, 12/01/15 ..............................................................................   1,000,000    1,054,370
7.70%, 12/01/29 ..............................................................................   2,000,000    2,111,620
Yuma Industrial Authority MFR, Refunding, Regency Apartments, 5.50%, 12/20/32.................   2,000,000    2,018,300
                                                                                                         --------------
Total Long Term Investments (Cost $766,537,732)...............................................              821,028,828
                                                                                                         --------------
a  Short Term Investments .3%
Apache County IDA, Pollution Control Revenue, Tucson Electric Power,
 Series A, Weekly VRDN and Put, 3.40%, 6/15/20 ...............................................     200,000      200,000
Maricopa County IDA Hospital Revenue, Samaritan Health Service,
MBIA Insured, Daily VRDN and Put, 3.65%, 12/01/08 ............................................     800,000      800,000
Maricopa County PCC, PCR, Refunding, Arizona Public Service Co.,
Series A, Daily VRDN and Put, 3.65%, 5/01/29 .................................................     300,000      300,000
Series D, Daily VRDN and Put, 3.55%, 5/01/29 .................................................     600,000      600,000
Pinal County IDA, PCR, Magma-Copper/Newmont Mining Corp., Daily VRDN and Put, 3.70%, 12/01/09.     200,000      200,000
                                                                                                         --------------
Total Short Term Investments (Cost $2,100,000) ...............................................                2,100,000
                                                                                                         --------------
Total Investments (Cost $768,637,732) 99.8% ..................................................              823,128,828
Other Assets, less Liabilities .2% ...........................................................                1,658,049
                                                                                                         --------------
Net Assets 100.0%.............................................................................             $824,786,877
                                                                                                         ==============

See glossary of terms on page 141.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN TAX-FREE TRUST
Financial Highlights


Franklin Colorado Tax-Free Income Fund
                                                                                     Year Ended February 28,
Class I                                                                     1998     1997     19961      1995      1994
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $11.80   $11.84    $11.38    $11.94    $11.85
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .63      .66       .67       .67       .68
 Net realized and unrealized gains (losses) .........................           .39     (.04)      .45      (.57)      .10
                                                                     -----------------------------------------------------
Total from investment operations.....................................          1.02      .62      1.12       .10       .78
                                                                     -----------------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.64)    (.66)     (.66)     (.66)     (.69)
 Net realized gains..................................................          (.07)   --        --        --        --
                                                                     -----------------------------------------------------
Total distributions..................................................          (.71)    (.66)     (.66)     (.66)     (.69)
                                                                     -----------------------------------------------------
Net asset value, end of year.........................................        $12.11   $11.80    $11.84    $11.38    $11.94
                                                                     =====================================================

Total return*........................................................          8.86%    5.44%    10.12%     1.05%     6.49%

Ratios/supplemental data
Net assets, end of year (000's).....................................    .   $266,599 $236,609  $215,609  $194,564  $202,158
Ratios to average net assets:
 Expenses............................................................           .71%     .71%      .71%      .70%      .64%
 Net investment income ..............................................          5.28%    5.59%     5.73%     5.94%     5.69%
Portfolio turnover rate..............................................         22.97%   14.13%    17.58%    28.83%    10.85%

Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $11.84   $11.87    $11.40
                                                                     ---------------------------------
Income from investment operations:
 Net investment income ..............................................           .57      .59       .50
 Net realized and unrealized gains (losses) .........................           .40     (.02)      .46
                                                                     ---------------------------------
Total from investment operations ....................................           .97      .57       .96
                                                                     ---------------------------------
Less distributions from:
 Net investment income ..............................................          (.57)    (.60)     (.49)
 Net realized gains..................................................          (.07)   --        --
                                                                     ---------------------------------
Total distributions..................................................          (.64)    (.60)     (.49)
                                                                     ---------------------------------
Net asset value, end of year.........................................        $12.17   $11.84    $11.87
                                                                     =================================

Total return*........................................................          8.39%    4.93%     8.57%

Ratios/supplemental data
Net assets, end of year (000's)......................................       $10,855   $5,654    $1,656
Ratios to average net assets:
 Expenses............................................................          1.27%    1.28%     1.29%**
 Net investment income ..............................................          4.72%    4.99%     5.12%**
Portfolio turnover rate..............................................         22.97%   14.13%    17.58%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998



                                                                                                  PRINCIPAL
 Franklin Colorado Tax-Free Income Fund                                                            AMOUNT       VALUE
Long Term Investments 98.2%
Adams County PCR, Refunding, Public Service Co. of Colorado Project, Series A, 7.375%, 11/01/09  $ 770,000  $   781,450
Adams County School District No.12, FGIC Insured, 5.40%, 12/15/14.............................   1,000,000    1,044,810
Arapahoe County Capital Improvements Transportation Fund Highway Revenue,
Vehicle Registration, Series A, MBIA Insured,  6.15%, 8/31/26 ................................   8,000,000    8,857,120
Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ................................     805,000      886,283
Arapahoe County School District, No. 2, Refunding, MBIA Insured, 5.70%, 6/01/19 ..............   2,200,000    2,311,254
Arvada IDR, Wanco Inc. Project
5.25%, 12/01/07...............................................................................     100,000      101,515
5.80%, 12/01/17...............................................................................     480,000      486,005
Arvada MFHR, Refunding, Springwood Community Project, 6.35%, 8/20/16..........................   1,000,000    1,051,410
Aurora COP, Refunding, 6.25%, 12/01/09........................................................   2,850,000    3,118,100
Aurora MFHR, Dayton Place Project, Series A, GNMA Secured, 8.25%, 1/20/29.....................     150,000      155,202
Bayfield School District No. 10, MBIA Insured, 6.65%, 6/01/15.................................   1,000,000    1,119,730
Boulder County Hospital Revenue, Longmont United Hospital Project,
5.80%, 12/01/13...............................................................................   2,000,000    2,055,880
5.60%, 12/01/17...............................................................................   1,500,000    1,558,785
5.875%, 12/01/20..............................................................................   1,285,000    1,335,154
Pre-Refunded, 8.20%, 12/01/20.................................................................   3,000,000    3,356,550
Boulder GO, Refunding, 7.20%, 8/15/13.........................................................   1,250,000    1,315,288
Boulder, Larimer & Weld Counties, Vrain Valley School District, RE1J, Series A, FGIC Insured, 5.00%
12/15/18......................................................................................   1,000,000      987,200
12/15/19......................................................................................   1,000,000      985,560
12/15/22......................................................................................   7,000,000    6,872,600
Castle Pines Metropolitan District, Refunding and Improvement, FSA Insured, 5.25%, 12/01/15...   1,900,000    1,940,527
Colorado Health Facilities Authority Revenue,
Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26..............................   1,615,000    1,682,200
Boulder Community Hospital, Refunding, Series B, MBIA Insured, 5.875%, 10/01/23...............   1,500,000    1,584,120
Children's Hospital Association Project, MBIA Insured, 5.25%, 10/01/26 .......................   1,000,000    1,004,790
Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17...........................     954,000    1,030,444
Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17.................   6,570,000    7,180,287
Covenant Retirement Communities, 6.75%, 12/01/15..............................................   1,750,000    1,964,690
Covenant Retirement Communities, 6.75%, 12/01/25..............................................   4,950,000    5,557,266
Mercy Medical Center Durango, 6.20%, 11/15/15.................................................   1,250,000    1,348,750
National Benevolent Assn., Series B, 5.25%, 2/01/18...........................................     750,000      736,335
National Benevolent Assn., Series B, 5.25%, 2/01/28...........................................   2,000,000    1,941,180
Oakbrook I Manor, Series A, GNMA Secured, 7.25%, 4/01/11......................................     395,000      410,575
Oakbrook I Manor, Series A, GNMA Secured, 7.625%, 4/01/26.....................................     885,000      921,825
PSL Health System Project, Series B, Pre-Refunded, 8.50%, 2/15/21.............................   1,000,000    1,142,300
Refunding, Series A, 5.20%, 1/01/18...........................................................     700,000      689,731
Colorado HFA,
MF, Series A, 6.80%, 8/01/14..................................................................   3,740,000    3,988,186
MF, Series A, 6.85%, 8/01/24..................................................................   6,070,000    6,472,259
MF, Series A, 6.875%, 8/01/30.................................................................   2,405,000    2,563,778
MF, Series A-2, 6.00%, 10/01/28...............................................................   1,000,000    1,049,470
SF, Series A, 7.50%, 5/01/29..................................................................   1,000,000    1,058,460
SF Program, Refunding, Series A-2, MBIA Insured, 5.625%, 11/01/23.............................   4,000,000    4,078,360
SF Program, Series A-1, 8.00%, 8/01/17........................................................     230,000      238,078
SF Program, Series A-2, 7.70%, 2/01/23........................................................     670,000      707,165
SF Program, Series A-3, 7.90%, 8/01/21........................................................     280,000      292,978
SF Program, Series C-2, 7.375%, 8/01/10.......................................................   1,395,000    1,464,708
SF Program, Series C-2, 7.85%, 2/01/21........................................................     200,000      207,790
SFMR, Series C, 8.75%, 9/01/17................................................................      10,000       10,100
Colorado Mountain College Residence Hall Revenue Authority,
 MBIA Insured, 5.75%, 6/01/23.................................................................   3,000,000    3,169,170
Colorado Postsecondary Educational Facilities Authority Revenue,
Auraria Foundation Project, FSA Insured, 6.00%, 9/01/15.......................................   1,000,000    1,070,210
Refunding and Improvement, University of Denver Project,
 MBIA Insured, 5.375%, 3/01/18................................................................   2,500,000    2,557,200
Colorado Public Highway Authority Revenue, Highway E-470, Refunding,
 Sr. Series A, MBIA Insured, 5.25%, 9/01/18...................................................   3,795,000    3,834,126
5.00%, 9/01/21................................................................................   5,130,000    4,998,518
Colorado Springs Airport Revenue, Series A, MBIA Insured, 5.25%, 1/01/22...................... $ 2,500,000  $ 2,524,425
Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%,
12/15/15......................................................................................   5,575,000    6,074,074
12/15/24......................................................................................  10,955,000   11,935,692
Colorado Springs Utilities Revenue,
Refunding and Improvement, Series A, 5.250%, 11/15/22.........................................   2,000,000    2,013,420
Refunding and Improvement, Series A, 5.375%, 11/15/26.........................................   3,340,000    3,381,249
Series A, 5.75%, 11/15/23.....................................................................   1,450,000    1,502,012
Series A, Pre-Refunded, 6.10%, 11/15/24.......................................................  11,000,000   12,323,190
Colorado State, Board of Agriculture
COP, MBIA Insured, 5.35%, 5/01/18.............................................................   1,000,000    1,016,570
State University Revenue, Refunding, 5.125%, 3/01/17..........................................   1,000,000    1,002,700
Colorado State, Board of Community Colleges and Occupational Educational Revenue,
 Red Rocks Community College Project, AMBAC Insured, 6.00%, 11/01/19..........................   1,090,000    1,168,578
Colorado Water Resource and Power Development Authority,
Clean Water Revenue, Series A, 6.15%, 9/01/11.................................................   1,765,000    1,901,399
Clean Water Revenue, Series A, 6.30%, 9/01/14.................................................   1,000,000    1,079,910
Clean Water Revenue, Series A, 5.80%, 9/01/17.................................................   2,000,000    2,153,080
Small Water Resource Revenue, Series A, FGIC Insured, 6.70%, 11/01/12.........................     750,000      818,258
Stagecoach Project, Pre-Refunded, 8.00%, 11/01/17.............................................      65,000       69,363
Denver City and County Airport Revenue,
Series A, 7.50%, 11/15/23.....................................................................   3,315,000    3,820,803
Series A, 8.50%, 11/15/23.....................................................................   3,645,000    4,081,635
Series A, MBIA Insured, 5.60%, 11/15/20.......................................................   3,200,000    3,311,008
Series A, Pre-Refunded, 7.50%, 11/15/12.......................................................   6,250,000    7,266,875
Series A, Pre-Refunded, 7.50%, 11/15/23.......................................................     685,000      819,404
Series A, Pre-Refunded, 8.50%, 11/15/23.......................................................     355,000      401,512
Series D, 7.75%, 11/15/13.....................................................................   1,000,000    1,267,450
Series E, MBIA Insured, 5.50%, 11/15/25.......................................................   3,750,000    3,850,650
Denver City and County IDR, University of Denver Project, 7.50%, 3/01/11......................   1,880,000    2,035,514
Denver City and County MFHR, The Boston Lofts Project, Series A, 5.75%, 10/01/27..............   1,500,000    1,530,420
Denver City and County Revenue,
Children's Hospital Association Project, FGIC Insured, 6.00%, 10/01/15........................   3,150,000    3,360,420
Refunding, St. Anthony's Hospital, Sisters of Charity Health Care System,
 Series A, MBIA Insured, Pre-Refunded, 7.75%, 5/01/14.........................................     150,000      158,375
Denver City and County SFMR, Series A, GNMA Secured, 8.125%, 12/01/20.........................     210,000      216,388
Denver City and County Special Facilities Airport Revenue,
 United Airlines Project, Series A, 6.875%, 10/01/32..........................................   2,000,000    2,194,680
Donala Colorado Water and Sanitary District, Improvement Series B, 6.50%, 12/01/14............   1,000,000    1,066,430
Douglas County, School District No. 1, Douglas and Elbert Counties,
 Improvement Series A, MBIA Insured, 6.50%, 12/15/16..........................................     230,000      259,311
Pre-Refunded, 12/15/16........................................................................   2,000,000    2,296,660
El Paso County,
HMR, Series A, GNMA Secured, 8.00%, 3/01/21...................................................     115,000      118,260
HMR, Series B, GNMA Secured, 8.125%, 11/01/13.................................................      90,000       93,579
Revenue, Refunding, St. Francis Hospital System, Sisters of Charity Health Care System,
 Series A, MBIA Insured, 7.75%, 5/01/14.......................................................     100,000      102,972
 School District No. 20, GO, Series B, 8.00%, 12/01/06 .......................................      20,000       20,187
Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31.......................   5,000,000    5,308,150
Fort Collins Stormwater Utility Enterprise Storm Drain Revenue,
 Refunding and Improvement, AMBAC Insured, 5.25%, 12/01/17....................................   2,000,000    2,034,920
Fremont County, COP, Lease Purchase, MBIA Insured, 5.30%, 12/15/17............................   1,570,000    1,594,351
Frisco Fire Protection District, Refunding and Improvement,
 Pre-Refunded, 7.20%, 12/01/05................................................................     250,000      264,260
Greeley MFHR Mortgage, FHA Insured, Creek Stone Project, 5.95%, 7/01/28.......................   1,000,000    1,028,120
Guam Airport Authority Revenue, Refunding, Series A,
 6.375%, 10/01/10.............................................................................     400,000      435,384
 6.50%, 10/01/23..............................................................................     800,000      881,384
Guam Power Authority Revenue, Series A, 6.375%, 10/01/08......................................   1,000,000    1,063,900
Jefferson County District Wide Sales Tax Revenue, Local Improvement District,
 MBIA Insured, 6.30%, 6/01/22.................................................................   7,450,000    7,940,955
Jefferson County School District No. R-001, AMBAC Insured,
 Pre-Refunded, 6.25%, 12/15/12................................................................   1,000,000    1,102,920
Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13....................     390,000      418,002
Lakewood MFHR Mortgage, FHA Insured Mortgage,
 6.65%, 10/01/25.............................................................................. $ 1,235,000  $ 1,332,738
 6.70%, 10/01/36..............................................................................   3,025,000    3,252,601
Larimer County Health Care Facilities Revenue, Refunding,
 Western Health Network, Inc., BIG Insured, 7.625%, 1/01/12...................................     250,000      261,053
Larimer County School District, No. R1 Poudre COP,
 MBIA Insured, 5.65%, 12/01/16................................................................   2,300,000    2,419,094
Las Animas County School District No. 1, Refunding,
 6.15%, 12/01/08..............................................................................   1,000,000    1,056,600
 6.20%, 12/01/10..............................................................................     935,000      989,146
Left Hand Water District Revenue, MBIA Insured, 5.70%, 11/15/15...............................   1,400,000    1,479,436
Logan County, SFMR, Refunding, Series A, 8.50%, 11/01/11......................................     375,000      397,688
Louisville Water District GO, Refunding, FGIC Insured, 7.20%, 12/01/09........................     910,000      925,725
Mesa County Sales Tax Revenue, Refunding, MBIA Insured, 7.75%, 12/01/13.......................     350,000      360,115
Metex Metropolitan District, Refunding, Series A, MBIA Insured, 5.80%, 12/01/16...............     500,000      535,195
Montrose County COP, 6.35%, 6/15/06...........................................................   1,850,000    2,012,208
Northern Colorado Municipal Water Subdistrict, Water Conservancy Revenue,
 Series G, 5.25%, 12/01/15....................................................................   2,000,000    2,043,840
Platte River Power Authority Revenue, Refunding,
 Series D-2, MBIA Insured, 5.375%, 6/01/17....................................................   5,490,000    5,655,414
Pueblo County COP, Public Parking, 6.90%, 7/01/15.............................................     525,000      554,689
Pueblo County, MBIA Insured, 6.00%, 6/01/16...................................................   4,395,000    4,740,799
Pueblo County School District No. 70, Pueblo Rural, GO, AMBAC Insured,
 Pre-Refunded, 6.40%, 12/01/14................................................................   1,000,000    1,131,050
Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding,
 AMBAC Insured, 6.10%, 12/01/15 ..............................................................   1,000,000    1,080,970
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
 Series A, FSA Insured, Pre-Refunded, 9.00%, 7/01/09..........................................      55,000       70,214
Puerto Rico Electric Power Authority Revenue, Refunding, Series N, 7.125%, 7/01/14............     155,000      163,446
Puerto Rico HFC, SFMR, Portfolio No. 1, Series A, GNMA Secured, 7.80%, 10/15/21...............      15,000       15,458
Puerto Rico Industrial, Medical and Environmental Facilities,
 PCFA Revenue, Baxter Travenol Lab., Series A, 8.00%, 9/01/12.................................     600,000      629,916
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities,
 Financing Authority, Industrial Revenue,
Guaynabo Municipal Government Center, Series A, 5.625%, 7/01/22...............................   1,335,000    1,363,716
 Puerto Rico Municipal Finance Agency, Series A, 8.25%, 7/01/08...............................     145,000      150,066
 Regional Transportation District Sales Tax Revenue, Refunding and Improvement,
 FGIC Insured, 6.25%, 11/01/12................................................................     160,000      172,867
 Southwestern SFMR, Refunding, Series A, 7.375%, 9/01/11......................................     495,000      520,290
 Stonegate Village Metropolitan District, Refunding and Improvement,
 Series A, FSA Insured, 5.60%, 12/01/25.......................................................   4,500,000    4,683,915
 Summit County SFMR, Series A, 7.50%, 12/01/11................................................     160,000      168,370
 Summit County Sports Facilities Revenue, Refunding,
 Keystone Resorts Project, Ralston Purina Co., 7.875%, 9/01/08................................   2,750,000    3,376,698
 University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured,
   Pre-Refunded, 6.40%, 11/15/22..............................................................   3,000,000    3,341,430
   Refunding, 5.20%, 11/15/17.................................................................   1,000,000      998,690
   Refunding, 5.25%, 11/15/22.................................................................   4,000,000    4,006,600
 University of Northern Colorado, Authority Facilities System Revenue,
 MBIA Insured, 5.60%, 6/01/24.................................................................   2,000,000    2,095,300
 Westminster City Sales and Use Tax Revenue, Refunding and Improvement,
   FGIC Insured, 7.00%, 12/01/08..............................................................   2,000,000    2,169,380
   Storm Project, Series A, 5.60%,12/01/16....................................................   1,500,000    1,584,540
 Widefield Water and Sanitary District, Water and Sewage Revenue,
 Refunding and Improvement, Series A, MBIA Insured,
5.70%, 12/01/16...............................................................................   2,000,000    2,119,380
                                                                                                          -------------
 Total Long Term Investments (Cost $253,455,593)..............................................              272,442,908
                                                                                                          -------------
 Short Term Investments .3%
 Denver City and County MFHR, Ogden Residence Project, Daily VRDN
 and Put, 3.80%, 12/01/09 (Cost $890,000).....................................................     890,000      890,000
                                                                                                          -------------
 Total Investments (Cost $254,345,593) 98.5%..................................................              273,332,908
 Other Assets, less Liabilities 1.5%..........................................................                4,121,386
                                                                                                          -------------
 Net Assets 100.0%............................................................................             $277,454,294
                                                                                                          =============

See glossary of terms on page 141.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

FRANKLIN TAX-FREE TRUST
Financial Highlights


Franklin Connecticut Tax-Free Income Fund
                                                                                     Year Ended February 28,
Class I                                                                     1998     1997     19961      1995      1994
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $10.92   $10.96    $10.64    $11.23    $11.16
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .60      .61       .62       .62       .62
 Net realized and unrealized gains (losses) .........................           .32     (.02)      .32      (.60)      .08
                                                                     -----------------------------------------------------
Total from investment operations.....................................           .92      .59       .94       .02       .70
                                                                     -----------------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.60)    (.63)     (.62)     (.61)     (.63)
 In excess of net investment income .................................          (.01)   --        --        --        --
                                                                     -----------------------------------------------------
Total distributions..................................................          (.61)    (.63)     (.62)     (.61)     (.63)
                                                                     -----------------------------------------------------
Net asset value, end of year.........................................        $11.23   $10.92    $10.96    $10.64    $11.23
                                                                     =====================================================

Total return*........................................................          8.62%    5.52%     9.04%      .37%     6.16%

Ratios/supplemental data
Net assets, end of year (000's)......................................      $203,643 $183,649  $167,045  $155,623  $163,050
Ratios to average net assets:
 Expenses............................................................           .73%     .72%      .73%      .71%      .65%
 Net investment income ..............................................          5.41%    5.62%     5.70%     5.83%     5.54%
Portfolio turnover rate..............................................         18.54%   14.53%     3.88%    75.72%     5.54%

Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $10.94   $10.97    $10.65
                                                                     ---------------------------------
Income from investment operations:
 Net investment income ..............................................           .55      .60       .47
 Net realized and unrealized gains (losses) .........................           .31     (.07)      .31
                                                                     ---------------------------------
Total from investment operations.....................................           .86      .53       .78
                                                                     ---------------------------------
Less distributions from:
 Net investment income ..............................................          (.54)    (.56)     (.46)
                                                                     ----------------------------------
Net asset value, end of year.........................................        $11.26   $10.94    $10.97
                                                                     =================================

Total return*........................................................          8.08%    5.03%     7.45%

Ratios/supplemental data
Net assets, end of year (000's)......................................        $8,636   $4,149    $1,656
Ratios to average net assets:
 Expenses............................................................          1.29%    1.29%     1.30%**
 Net investment income ..............................................          4.85%    5.01%     5.12%**
Portfolio turnover rate..............................................         18.54%   14.53%     3.88%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998



                                                                                                  PRINCIPAL
 Franklin Connecticut Tax-Free Income Fund                                                         AMOUNT       VALUE
 Long Term Investments 97.8%
 Bridgeport GO,
  Series A, 7.25%, 6/01/00 ...................................................................   $ 300,000    $ 316,392
  Series B, 7.55%, 11/15/00 ..................................................................   1,375,000    1,474,839
  Series B, Pre-Refunded, 7.75%, 11/15/10 ....................................................   3,750,000    4,180,388
  Unlimited Tax, Series A, ETM, 7.30%, 3/01/99 ...............................................     750,000      776,198
 Connecticut HFA, Housing Mortgage Finance Program,
  Series A, Sub-Series 2, 7.20%, 11/15/08 ....................................................     890,000      955,700
  Series B, 7.20%, 11/15/09 ..................................................................      90,000       93,750
  Series B, 6.75%, 11/15/23 ..................................................................  14,705,000   15,918,457
 Series C-1, 6.60%, 11/15/23 .................................................................     500,000      538,165
 Series C-2, 6.25%, 11/15/18..................................................................   1,500,000    1,626,735
 Series C-2, 6.70%, 11/15/22 .................................................................   4,640,000    5,013,334
 Series E, 6.30%, 5/15/17 ....................................................................   3,815,000    4,105,741
 Sub-Series B-1, 6.50%, 5/15/18 ..............................................................     610,000      653,981
 Sub-Series B-1, 6.30%, 5/15/25 ..............................................................     700,000      746,172
 Sub-Series B-2, 6.75%, 5/15/22 ..............................................................     350,000      377,867
 Sub-Series C-2, 5.85%, 11/15/28 .............................................................   1,500,000    1,544,700
 Sub-Series D-1, 5.55%, 11/15/28 .............................................................   1,000,000    1,012,700
 Sub-Series G-1, 6.20%, 11/15/16 .............................................................   1,370,000    1,438,623
Connecticut Higher Education Supplemental Loan Authority, Series A,
   7.00%, 11/15/05 ...........................................................................     810,000      868,944
   7.20%, 11/15/10 ...........................................................................     245,000      262,488
   7.50%, 11/15/10 ...........................................................................     395,000      408,635
Connecticut State Development Authority,
  bCovenant Home, Inc., Refunding, 5.00%, 12/01/12............................................   1,250,000    1,229,375
   First Mortgage Gross Revenue, Health Care Project, Refunding,
 Church Homes, Inc., 5.80%, 4/01/21...........................................................   1,000,000    1,027,090
   Health Care Revenue, Masonic Charity of Connecticut, Pre-Refunded, 6.50%, 8/01/20..........   5,300,000    5,664,375
   PCR, New England Power Co., 7.25%, 10/15/15................................................     750,000      800,408
   Solid Waste Disposal Facilities Revenue, Pfizer, Inc. Project, 7.00%, 7/01/25 .............   2,000,000    2,311,920
   Water Facility Revenue, Bridgeport Hydraulic Co. Project, 6.15%, 4/01/35 ..................   1,000,000    1,068,510
   Water Facility Revenue, Bridgeport Hydraulic Co. Project, 6.00%, 9/01/36 ..................  10,000,000   10,508,400
   Water Facility Revenue, Bridgeport Hydraulic Co. Project, Refunding, 7.25%, 6/01/20........   1,000,000    1,078,920
Connecticut State Health and Educational Facilities Authority Revenue,
   Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14.............................   2,000,000    2,197,760
   Capital Assets, Series B, ETM, 7.00%, 1/01/00..............................................     635,000      669,531
   Capital Assets, Series C, MBIA Insured, 7.00%, 1/01/20.....................................   1,265,000    1,375,156
   Capital Assets, Series C, MBIA Insured, Pre-Refunded, 7.00%, 1/01/20.......................     200,000      219,550
   Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 ................   3,000,000    3,494,250
   Greenwich Hospital, Series A, MBIA Insured, 5.75%, 7/01/16 ................................   1,000,000    1,064,810
   Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 ................................   2,500,000    2,651,275
   Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 ...............................   1,325,000    1,520,875
   Hartford University, Series D, 6.80%, 7/01/22 .............................................   5,000,000    5,309,800
   Hebrew Home and Hospital, Series A, 7.00%, 8/01/30 ........................................   1,230,000    1,256,445
   Lutheran General Health Care System, ETM, 7.375%, 7/01/19 .................................     500,000      612,330
   New Britain Memorial Hospital, Series A, Pre-Refunded, 7.75%, 7/01/22 .....................   1,000,000    1,162,170
   New Horizons Village Project, 7.30%, 11/01/16 .............................................   2,905,000    3,428,045
   Quinnipiac College, Series C, Pre-Refunded, 7.75%, 7/01/20 ................................     960,000    1,058,179
   Refunding, Hospital for Special Care, Series B, 5.375%, 7/01/17............................   4,000,000    3,978,240
   Refunding, Hospital for Special Care, Series B, 5.50%, 7/01/27.............................   7,000,000    7,016,940
   Refunding, Middlesex Hospital, Series H, MBIA Insured, 5.125%, 7/01/27.....................     500,000      495,835
   Refunding, Yale New Haven Hospital, Series H, MBIA Insured, 5.70%, 7/01/25 ................   4,500,000    4,688,595
   Sacred Heart University, Series C, 6.625%, 7/01/26 ........................................   7,000,000    7,561,820
   Sacred Heart University, Series C, Refunding, 6.50%, 7/01/16...............................   1,000,000    1,096,320
   Sacred Heart University, Series D, 6.20%, 7/01/27..........................................   1,700,000    1,783,062
   St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ..................................   4,615,000    4,704,254
   St. Mary's Hospital, Refunding, Series E, 5.875%, 7/01/22 .................................   3,510,000    3,698,241
   St. Mary's Hospital, Series B, Pre-Refunded, 7.50%, 7/01/02 ...............................     100,000      103,238
   St. Mary's Hospital, Series C, Pre-Refunded, 7.375%, 7/01/20 ..............................   1,000,000    1,094,020
Connecticut State Health and Educational Facilities Authority Revenue, (cont.)
   Taft School, Series A, Pre-Refunded, 7.375%, 7/01/20 ...................................... $ 1,000,000  $ 1,094,020
   Taft School, Series C, 6.00%, 7/01/16 .....................................................   2,500,000    2,582,375
   Taft School, Series C, Asset Guarantee, 5.75%, 7/01/26.....................................   3,325,000    3,424,384
   Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26...................................   2,200,000    2,346,278
   Veterans Memorial Medical Center, Series A, MBIA Insured, 5.50%, 7/01/26 ..................   4,210,000    4,360,634
   Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20..............................   8,000,000    8,285,280
   Yale New Haven Hospital, Series F, MBIA Insured, Pre-Refunded, 7.10%, 7/01/25  ............   7,000,000    7,623,980
Connecticut State Resource Recovery Authority Revenue,
   American Refunding, Series A, 7.70%, 11/15/01 .............................................     200,000      210,584
   American Refunding, Series A, 8.10%, 11/15/15 .............................................     200,000      211,084
   Bridgeport Resco, Ltd. Partnership Project, Series A, 7.625%, 1/01/09 .....................     835,000      868,400
   Wallingford Recovery Project, Series A, 7.125%, 11/15/08 ..................................     205,000      209,186
East Haven Connecticut, Utah Bank Qualified GO, 7.00%, 9/15/07 ...............................     200,000      211,874
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue, Wheelabrator
Lisbon Project, Series A, 5.50%, 1/01/15......................................................   8,000,000    8,058,080
Griswold GO, AMBAC Insured, 7.50%, 4/01/06 ...................................................     200,000      243,568
Guam Airport Authority Revenue, Series B,
   6.60%, 10/01/10 ...........................................................................     250,000      274,835
   6.70%, 10/01/23 ...........................................................................   1,300,000    1,442,155
Guam Power Authority Revenue, Series A, 6.75%, 10/01/24 ......................................   5,500,000    6,090,040
New Haven GO, Series A, Pre-Refunded, 7.40%, 3/01/12..........................................   4,545,000    5,178,437
Plainfield GO,
   Series 1988, 7.30%, 9/01/10 ...............................................................     150,000      166,307
   Series 1991, 7.25%, 9/01/05 ...............................................................     335,000      370,999
   Series 1991, 7.30%, 9/01/07 ...............................................................     335,000      371,304
   Series 1991, 7.30%, 9/01/09 ...............................................................     335,000      371,418
Plainville GO, 7.20%, 6/15/08 ................................................................     100,000      102,350
Puerto Rico Electric Power Authority Revenue,
   Series P, Pre-Refunded, 7.00%, 7/01/21 ....................................................   2,450,000    2,725,160
   Series T, 6.375%, 7/01/24 .................................................................   5,000,000    5,522,000
Puerto Rico HFC, SFMR, Portfolio 1, Series C, GNMA Secured, 6.85%, 10/15/23 ..................     775,000      827,336
Puerto Rico Municipal Finance Agency, Series A, 6.50%, 7/01/19 ...............................   5,000,000    5,566,250
Stratford GO, Unlimited Tax, Pre-Refunded, 7.30%, 3/01/12 ....................................   1,130,000    1,253,215
Virgin Islands Water and Power Authority, Electric System Revenue,
 Series A, 7.40%, 7/01/11 ....................................................................   6,290,000    6,796,848
Waterbury GO, Pre-Refunded,
   7.25%, 3/01/03 ............................................................................     785,000      869,497
   7.25%, 3/01/04 ............................................................................     785,000      869,497
   7.50%, 3/01/07 ............................................................................     780,000      869,403
                                                                                                           ------------
Total Long Term Investments (Cost $192,595,454) ..............................................              207,640,326
                                                                                                           ------------
 a Short Term Investments 1.3%
 Connecticut State Development Authority, PCR, Refunding, Connecticut Light
 and Power Co., Project A, Weekly VRDN and Put,  3.40%, 9/01/28 ..............................   2,200,000    2,200,000
   Puerto Rico Commonwealth Government Development Bank, Refunding,
 MBIA Insured, Weekly VRDN and Put, 2.85%, 12/01/15 ..........................................     500,000      500,000
                                                                                                           ------------
   Total Short Term Investments (Cost $2,700,000) ............................................                2,700,000
                                                                                                           ------------
   Total Investments (Cost $195,295,454) 99.1% ...............................................              210,340,326
   Other Assets, Less Liabilities .9% ........................................................                1,938,808
                                                                                                           ------------
   Net Assets 100.0% .........................................................................             $212,279,134
                                                                                                           ============

See glossary of terms on page 141.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


FRANKLIN TAX-FREE TRUST
Financial Highlights


Franklin Indiana Tax-Free Income Fund
                                                                                     Year Ended February 28,
Class I                                                                     1998     1997      1996      1995      1994
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $11.77   $11.76    $11.40    $12.01    $11.90
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .65      .66       .67       .66       .68
 Net realized and unrealized gains (losses) .........................           .32      .01       .35      (.61)      .11
                                                                     -----------------------------------------------------
Total from investment operations.....................................           .97      .67      1.02       .05       .79
                                                                     -----------------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.65)    (.66)     (.66)     (.66)     (.68)
 Net realized gains..................................................          (.02)   --        --        --        --
                                                                     --------------------------------------------------
Total distributions..................................................          (.67)    (.66)     (.66)     (.66)     (.68)
                                                                     ------------------------------------------------------
Net asset value, end of year.........................................        $12.07   $11.77    $11.76    $11.40    $12.01
                                                                     =====================================================

Total return*........................................................          8.52%    5.91%     9.20%      .58%     6.53%

Ratios/supplemental data
Net assets, end of year (000's)......................................    $54,643  $51,137   $48,949   $46,583   $47,870
Ratios to average net assets:
 Expenses............................................................           .82%     .82%      .80%      .81%      .71%
 Net investment income ..............................................          5.45%    5.69%     5.80%     5.84%     5.62%
Portfolio turnover rate..............................................         24.08%   23.54%    10.56%    26.49%    16.12%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998



                                                                                                   PRINCIPAL
 Franklin Indiana Tax-Free Income Fund                                                              AMOUNT       VALUE
 Long Term Investments 98.2%
Beech Grove EDR, Westvaco Corp., 8.75%, 7/01/10 .................................................  $ 50,000    $ 50,770
Carmel EDR, Refunding, Cool Creek Association, 6.50%, 9/01/15 ................................... 1,000,000   1,064,500
Carmel Redevelopment Authority County Option Income Tax Lease Rent Revenue,
 MBIA Insured, 5.25%, 1/01/18.................................................................... 2,700,000   2,719,035
Clarke County Hospital Association, First Mortgage,
 Refunding, MBIA Insured, 7.50%, 9/01/07.........................................................   250,000     263,455
Crown Point Redevelopment District, Lake County Tax Increment, 8.10%, 2/01/07....................    50,000      50,120
Duneland School Building Corp., First Mortgage, MBIA Insured, 5.50%, 8/01/17..................... 1,000,000   1,033,570
Eastern Hancock Middle School Building Corp., Indianapolis First
 Mortgage, Refunding, 6.00%, 1/15/21............................................................. 1,000,000   1,045,810
Elkhart County, Hospital Authority Revenue, Goshen Hospital
 Association, Inc. Project, 7.35%, 7/01/12....................................................... 1,750,000   1,910,493
Elwood Middle School Building Corp., First Mortgage, Refunding, 7.30%, 1/01/08 ..................   500,000     543,015
Flat Rock-Hawcreek Elementary School Building Corp.,
 First Mortgage, Pre-Refunded, 8.30%, 1/01/09 ...................................................    55,000      56,902
Fort Wayne Hospital Authority Revenue, Parkview Memorial Hospital Project, Series A,
FGIC Insured, 6.50%, 11/15/12 ................................................................... 1,000,000   1,054,330
Hamilton Southeastern Building Corp., Consolidated School Building Corp.,
First Mortgage, Pre-Refunded, 8.40%, 1/01/15 ....................................................   125,000     129,364
Hammond Industrial Sewer and Solid Waste Disposal Revenue, American
Maize-Products Co. Project, Series A, 8.00%, 12/01/24 ........................................... 3,000,000   3,522,120
 Hammond Multi-School Building Corp., First Mortgage,
 Refunding, Series A, 6.20%, 7/10/15............................................................. 1,500,000   1,591,485
 Hammond PCR, Stauffer Chemical Project, Guaranteed Imperial, 8.00%, 11/01/12....................   300,000     328,086
 Indiana Bond Bank, Special Program,
  Series A, 8.375%, 2/01/18 .....................................................................   130,000     133,758
  Series A, 7.50%, 2/01/20 ......................................................................   250,000     269,343
  Series B, 6.20%, 2/01/23 ...................................................................... 3,500,000   3,749,200
  Series C, 8.00%, 8/01/11 ......................................................................    20,000      20,262
 Indiana Health Facility Financing Authority, Hospital Revenue,
  Hancock Memorial Hospital Health Services, 6.125%, 8/15/17 .................................... 2,000,000   2,111,260
  Jackson County Schneck Memorial Hospital, 5.25%, 2/15/22 ...................................... 1,200,000   1,179,096
  Jackson County Schneck Memorial Hospital, Pre-Refunded, 7.50%, 2/15/22 ........................ 1,835,000   2,087,845
  Methodist Hospital, Inc., 6.75%, 9/15/09 ...................................................... 1,280,000   1,397,338
  St. Anthony's Medical Center/Home, Inc., Series A, 7.00%, 10/01/17............................. 1,000,000   1,090,760
 Indiana State Development Financing Authority Environmental Revenue, 6.25%, 7/15/30 ............ 2,000,000   2,133,100
 Indiana State Educational Facilities Authority Revenue,
  Anderson University Project, 8.40%, 10/01/08 ..................................................   175,000     182,529
  Butler University Project No. 2, Series B, FGIC Insured, Pre-Refunded, 8.00%, 11/01/09.........   175,000     183,335
  Valparaiso University Project, MBIA Insured, Pre-Refunded, 7.80%, 10/01/08 ....................   100,000     104,306
 Indiana State HFA, SFMR,
  6.10%, 7/01/22................................................................................. 1,000,000   1,065,620
  Series A, GNMA Secured, 8.125%, 7/01/06 .......................................................    40,000      41,930
  Series F-2, GNMA Secured, 7.75%, 7/01/22 ......................................................   450,000     478,346
 Indiana State Office Building Commission, Correctional Facilities Program
 Revenue, Pre-Refunded, 6.375%, 7/01/16.......................................................... 1,000,000   1,094,180
 Indiana Transportation Finance Authority Highway Revenue,
 Series A, Pre-Refunded, 8.125%, 6/01/11.........................................................   100,000     103,041
 Indianapolis Airport Authority, Indianapolis International Airport Revenue,
    6.50%, 11/15/31 ............................................................................. 1,460,000   1,599,634
  BIG Insured, 8.30%, 7/01/18 ...................................................................    85,000      87,786
 Indianapolis Local Public Improvement Bond Bank, Series D,
  Refunding, 6.75%, 2/01/20 ..................................................................... 2,300,000   2,490,371
  Refunding, 6.50%, 2/01/22 ..................................................................... 2,540,000   2,543,480
 Jasper County EDR, Georgia-Pacific Corp. Project, 5.625%, 12/01/27.............................. 1,000,000   1,006,310
 Jasper County PCR, Refunding, Collateralized, Northern Indiana Public
 Service Co., MBIA Insured, 7.10%, 7/01/17.......................................................   500,000     545,875
 Jefferson County Hospital Authority Facility Revenue, Refunding,
 King's Daughters' Hospital, Pre-Refunded, 8.50%, 8/15/13 .......................................   300,000     312,243
 Kokomo Hospital Authority Revenue, Refunding, St. Joseph's Hospital and
 Health Center of Kokomo, 8.75%, 2/15/13
 Pre-Refunded, Series A..........................................................................   300,000     312,570
 Series B .......................................................................................   220,000     228,391
Lake Central Industrial Multi-School Building,
 First Mortgage, MBIA Insured, 6.50%, 1/15/14 ................................................... 2,100,000   2,283,456
Madison County Authority, Anderson Hospital Revenue, Refunding,
Series A, BIG Insured, 8.00%, 1/01/14  ..........................................................    95,000      98,106
Manchester Community, Elementary School Building Corp., First Mortgage,
Pre-Refunded, 7.80%, 1/01/12.....................................................................   100,000     103,300
Marion County Convention and Recreational Facilities Authority,
Excise Tax Revenue, Lease Rental, Series A, AMBAC Insured,  7.00%, 6/01/21 ......................   250,000     273,358
Monroe County, Community School Corp., MBIA Insured, 5.25%, 7/01/16.............................. 1,000,000   1,009,790
Muncies Edit Building Corp., Industrial First Mortgage,
 Series A, AMBAC Insured, 6.60%, 12/01/17........................................................ 2,000,000   2,201,220
New Prairie Unified School Building Corp., Revenue,
 First Mortgage, Refunding, 5.80%, 7/05/11....................................................... 1,520,000   1,630,489
Northridge High School Additions, Building Corp., Middlebury,
First Mortgage, Pre-Refunded, 8.00%, 12/30/08....................................................   125,000     129,190
Peru Community School Building Corp., First Mortgage, Pre-Refunded,
Series 1988, 7.90%, 7/01/08 ..................................................................... $ 150,000   $ 157,932
Series 1989, 7.80%, 1/01/11 .....................................................................   100,000     105,208
PHM Multi-School Building Corp., First Mortgage, FSA Insured 5.90%, 7/15/14...................... 1,000,000   1,072,060
Princeton PCR, Refunding, Public Service Co. of Indiana Project,
Series C, MBIA Insured, 7.375%, 3/15/12..........................................................   250,000     268,108
Steuben County Metropolitan School District, COP, 6.90%, 1/01/08.................................   500,000     533,670
Sullivan Industrial PCR, Refunding, Hoosier Energy, Meron Project, 7.10%, 4/01/19................   750,000     811,695
Warsaw High School Building Corp., First Mortgage, Pre-Refunded, 8.10%, 1/01/09 .................    50,000      51,706
White River Elementary Building Corp., First Mortgage, AMBAC Insured, 5.00%, 7/15/16 ............ 1,020,000     999,525
                                                                                                           ------------
Total Long Term Investments (Cost $49,817,152) ..................................................            53,643,777
                                                                                                           ------------
a  Short Term Investments .7%
Indiana State Development Financing Authority Revenue, Refunding,
Bayer Corp. Project, Daily VRDN and Put, 3.60%, 3/01/09..........................................   300,000     300,000
Princeton PCR, Refunding, PSI Energy, Inc. Project, Daily VRDN and Put, 3.60%, 4/01/22...........   100,000     100,000
                                                                                                           ------------
Total Short Term Investments (Cost $400,000) ....................................................               400,000
                                                                                                           ------------
Total Investments (Cost $50,217,152) 98.9% ......................................................            54,043,777
Other Assets, less Liabilities 1.1%..............................................................               599,452
                                                                                                           ------------
Net Assets 100.0%................................................................................           $54,643,229
                                                                                                           ============


See glossary of terms on page 141.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

FRANKLIN TAX-FREE TRUST
Financial Highlights


Franklin Michigan Tax-Free Income Fund
                                                                                                      Year Ended February
                                                                                                              28,
Class I                                                                                                1998      19972
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.................................................................     $10.42       $10.00
                                                                                                   ------------------------
Income from investment operations:
 Net investment income.............................................................................        .51       .30
 Net realized and unrealized gains.................................................................        .67       .32
                                                                                                   ---------------------
Total from investment operations ..................................................................       1.18       .62
                                                                                                   ---------------------
Less distributions from:
 Net investment income.............................................................................       (.58)      (.20)
                                                                                                   -----------------------
Net asset value, end of year ......................................................................     $11.02       $10.42
                                                                                                   ========================

Total return*......................................................................................      11.62%      6.17%

Ratios/supplemental data
Net assets, end of year (000's) ...................................................................     $9,268     $3,884
Ratios to average net assets:
 Expenses..........................................................................................       .25%       .34%**
 Expenses excluding waiver and payments by affiliate...............................................      1.01%      1.21%**
 Net investment income.............................................................................      5.39%      4.90%**
Portfolio turnover rate............................................................................     51.81%     42.83%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
2For the period July 1, 1996 (effective date) to February 28, 1997.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998


                                                                                                    PRINCIPAL
 Franklin Michigan Tax-Free Income Fund                                                              AMOUNT      VALUE
  Long Term Investments 94.9%
 Avondale School District, AMBAC Insured, 5.75%, 5/01/22 ........................................  $ 150,000  $ 157,499
 Caledonia Community Schools, MBIA Insured, 5.85%, 5/01/22 ......................................    100,000    105,875
 Cedar Springs Public School District, MBIA Insured, Pre-Refunded, 5.875%, 5/01/19 ..............    250,000    275,403
 Chippewa County Hospital Financing Authority Revenue, Refunding,
 Chippewa County War Memorial, Series B, 5.625%, 11/01/14........................................    650,000    657,423
Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
 Series A, FGIC Insured, 5.75%, 11/15/15 ........................................................    100,000    105,463
Detroit Local Development Finance Authority, Refunding, Series A, 5.375%, 5/01/21 ...............    100,000    100,869
Detroit Sewage Disposal Revenue, Series A, MBIA Insured, 5.50%, 7/01/20 .........................    215,000    221,751
Farmington Hills EDC Revenue, Botsford Continuing Care,
 Series A, MBIA Insured, 5.75%, 2/15/25 .........................................................    100,000    104,473
Ferris State University Revenue, AMBAC Insured, 5.90%, 10/01/26..................................    240,000    255,163
Gogebic-Iron Wastewater Authority, Wastewater Treatment System Revenue,
Refunding, MBIA Insured, 6.05%, 1/01/25 .........................................................    500,000    531,185
Greenville Public Schools Building, MBIA Insured, 5.75%, 5/01/19 ................................    160,000    167,202
Grosse Ile Township School District, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22..................    150,000    169,125
Huron Valley School District, FGIC Insured,
  5.875%, 5/01/16................................................................................    100,000    106,434
  5.75%, 5/01/22.................................................................................    100,000    104,403
Jenison Public Schools, Refunding, FGIC Insured, 5.75%, 5/01/16 .................................    130,000    137,671
Kalamazoo Downtown Development, Refunding, 5.35%, 4/01/18 .......................................    200,000    201,384
Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Refunding and
Improvement, Bronson Methodist, MBIA Insured,  5.875%, 5/15/26 ..................................    225,000    237,247
Kenowa Hills Public Schools, MBIA Insured, 5.875%, 5/01/21 ......................................    275,000    289,055
Kent County Airport Facilities Revenue, Kent County International Airport,
MBIA Insured, 5.00%, 1/01/28 ....................................................................    400,000    383,820
Lakeview Community Schools, FGIC Insured, 5.75%, 5/01/16.........................................    100,000    106,053
Lincoln Consolidated School District, Refunding, FGIC Insured, 5.85%, 5/01/21 ...................    140,000    147,594
Michigan Municipal Bond Authority Revenue, 5.125%, 10/01/20......................................    250,000    252,053
Michigan State HDA,..............................................................................
  Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 ...............................    200,000    212,120
  SFMR, Refunding, Series B, 6.20%, 6/01/27......................................................    100,000    104,459
  SFMR, Refunding, Series E, 6.20%, 12/01/27.....................................................    350,000    369,635
  SFMR, Series D, 5.95%, 12/01/16 ...............................................................    250,000    264,838
Michigan State Hospital Finance Authority Revenue,
  Mercy Health Services, Series U, 5.75%, 8/15/26 ...............................................    300,000    313,560
  Presbyterian Villages Obligation, 6.375%, 1/01/15 .............................................    225,000    243,745
  Presbyterian Villages Obligation, 6.375%, 1/01/25..............................................  1,250,000  1,343,488
 bRefunding, St. John's Hospital, Series A, AMBAC Insured, 5.125%, 5/15/17.......................    250,000    246,525
  Sparrow Obligated Group, MBIA Insured, 5.90%, 11/15/26.........................................    100,000    106,185
Michigan State Strategic Fund Limited Obligation Revenue,
Worthington Armstrong Venture, 5.75%, 10/01/22...................................................    350,000    371,980
Shelby Charter Township Building Authority, Refunding, 5.00%, 11/01/17...........................    295,000    290,619
Zeeland Public Schools, Refunding, Series B, MBIA Insured, Pre-Refunded, 6.05%, 5/01/19..........    100,000    111,778
                                                                                                            -----------
Total Long Term Investments (Cost $8,302,208) ...................................................             8,796,077
                                                                                                            -----------
a  Short Term Investments 4.3%
Michigan State Strategic Fund Limited Obligation Revenue, Refunding,
 Detroit Edison Co., Series CC, Daily VRDN and Put, 3.55%, 9/01/30...............................    100,000    100,000
University of Michigan Hospital Revenue, Series A, Daily VRDN and Put, 3.65%, 12/01/27...........    200,000    200,000
University of Michigan Medical Services Plan Revenue,
 Series A, Daily VRDN and Put, 3.65%, 12/01/27 ..................................................    100,000    100,000
                                                                                                            -----------
Total Short Term Investments (Cost $400,000) ....................................................               400,000
                                                                                                            -----------
Total Investments (Cost $8,702,208) 99.2% .......................................................             9,196,077
Other Assets, less Liabilities .8% ..............................................................                71,515
                                                                                                            -----------
Net Assets 100.0% ...............................................................................            $9,267,592
                                                                                                            ===========

See glossary of terms on page 141.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN TAX-FREE TRUST
Financial Highlights


Franklin New Jersey Tax-Free Income Fund
                                                                                     Year Ended February 28,
Class I                                                                     1998     1997     19961      1995      1994
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $11.61   $11.68    $11.28    $11.82    $11.85
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .63      .64       .65       .66       .67
 Net realized and unrealized gains (losses) .........................           .32     (.06)      .39      (.55)     (.02)
                                                                     ------------------------------------------------------
Total from investment operations.....................................           .95      .58      1.04       .11       .65
                                                                     -----------------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.64)    (.65)     (.64)     (.65)     (.68)
                                                                     ------------------------------------------------------
Net asset value, end of year.........................................        $11.92   $11.61    $11.68    $11.28    $11.82
                                                                     =====================================================

Total return*........................................................          8.37%    5.13%     9.43%     1.12%     5.39%

Ratios/supplemental data
Net assets, end of year (000's)......................................   $636,929 $574,691  $564,864  $533,937  $561,130
Ratios to average net assets:
 Expenses............................................................           .66%     .64%      .65%      .63%      .57%
 Net investment income ..............................................          5.34%    5.58%     5.65%     5.86%     5.60%
Portfolio turnover rate..............................................         12.77%    8.87%    12.04%    31.05%     4.16%

Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $11.66   $11.72    $11.30
                                                                     ---------------------------------
Income from investment operations:
 Net investment income ..............................................           .56      .57       .49
 Net realized and unrealized gains (losses) .........................           .33     (.05)      .40
                                                                     ---------------------------------
Total from investment operations.....................................           .89      .52       .89
                                                                     ---------------------------------
Less distributions from:
 Net investment income ..............................................          (.57)    (.58)     (.47)
                                                                     ----------------------------------
Net asset value, end of year.........................................        $11.98   $11.66    $11.72
                                                                     =================================

Total return*........................................................          7.84%    4.57%     8.02%

Ratios/supplemental data
Net assets, end of year (000's)......................................       $28,139  $13,095    $4,542
Ratios to average net assets:
 Expenses............................................................          1.21%    1.21%     1.23%**
 Net investment income ..............................................          4.77%    5.01%     5.15%**
Portfolio turnover rate..............................................         12.77%    8.87%    12.04%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998

                                                                                                  PRINCIPAL
 Franklin New Jersey Tax-Free Income Fund                                                          AMOUNT       VALUE
 Long Term Investments 98.5%
 Aberdeen Township, Refunding, FGIC Insured, 5.70%, 2/01/22 .................................. $ 4,100,000  $ 4,345,918
 Allamuchy Town Board of Education, COP, MBIA Insured, 6.00%, 11/01/14 .......................   1,000,000    1,074,490
 Atlantic City Municipal Utilities Authority Revenue, Water System,
  Pre-Refunded, 7.75%, 5/01/17 ...............................................................   2,000,000    2,195,420
 Atlantic County Improvement Authority, Luxury Tax Revenue,
 Convention Center Project,
  MBIA Insured, ETM, 7.40%, 7/01/16 ..........................................................   9,500,000   12,200,755
 Atlantic County Utilities Authority, Solid Waste Revenue,
  7.00%, 3/01/08 .............................................................................   2,000,000    2,041,020
  7.125%, 3/01/16 ............................................................................   6,600,000    6,759,324
 Bayonne Municipal Utilities Authority, Water System Revenue,
 MBIA Insured, 5.00%, 1/01/28 ................................................................   3,000,000    2,918,190
 Bedminister Township Board of Education, COP, 7.125%, 9/01/10 ...............................   2,000,000    2,208,300
   Bergen County Utility Authority, Solid Waste System Revenue,
 Series A, FGIC Insured,
    6.25%, 6/15/11 ...........................................................................   1,325,000    1,434,538
    Pre-Refunded, 7.75%, 3/15/13 .............................................................     100,000      100,124
   Camden County, Municipal Utilities Authority, Sewer Revenue,
 Refunding, FGIC Insured
    5.20%, 7/15/15 ...........................................................................   5,000,000    5,050,950
    5.25%, 7/15/16 ...........................................................................   2,005,000    2,034,012
    5.125%, 7/15/17...........................................................................   4,560,000    4,564,742
    5.25%, 7/15/17............................................................................   2,425,000    2,458,004
 b Camden County Improvement Authority, Health System Revenue,
 Catholic Health East, Series B, AMBAC Insured, 5.00%, 11/15/28 ..............................   8,850,000    8,552,994
 Cape May County, IPC, Financing Authority Revenue, Refunding,
 Atlantic City Electric Co., Series A, MBIA Insured, 6.80%, 3/01/21...........................   5,400,000    6,771,060
 Carteret Board of Education, COP, MBIA Insured, 6.25%, 4/15/19 ..............................   2,750,000    2,981,055
 Church Street Corp., Keansburg Elderly Housing Mortgage Revenue,
 Refunding, 5.625%, 3/01/11 ..................................................................   1,890,000    1,954,449
   Delaware River and Bay Authority Revenue, FGIC Insured, 5.25%, 1/01/26.....................  10,200,000   10,284,864
   Delaware River Joint Toll Bridge Commission, Pennsylvania Bridge Revenue,
 Pre-Refunded, 7.875%, 7/01/18................................................................     200,000      206,648
   Delaware River Port Authority, Pennsylvania and New Jersey Delaware River
 Bridges Revenue, Refunding, AMBAC Insured,
 7.375%, 1/01/07 .............................................................................   1,000,000    1,046,480
   Delaware River Port Authority, Pennsylvania and New Jersey Revenue,
 Series 1995, FGIC Insured, 5.50%, 1/01/26....................................................  24,000,000   24,920,640
   Essex County Improvement Authority,
    Utilities System Revenue, Orange Franchise, Series A,
 MBIA Insured, 5.375%, 7/01/18 ...............................................................   1,400,000    1,429,372
      GO, Lease Revenue, MBIA Insured, 6.00%, 12/01/17 .......................................   2,510,000    2,672,573
   Evesham Municipal Utilities Authority Revenue, Series B,
 MBIA Insured, 7.00%, 7/01/10 ................................................................   3,000,000    3,192,180
   Freehold Township Board of Education, FSA, 5.40%, 7/15/28..................................   1,080,000    1,100,585
   Gloucester County Improvement Authority Revenue,
    Justice Complex Lease Project, Pre-Refunded, 7.50%, 12/15/10 .............................   1,000,000    1,072,740
    Solid Waste Resource Recovery, SES Gloucester Co., Limited Partnership
 Project, Series B, 8.375%, 7/01/10 ..........................................................     275,000      278,616
   Hamilton Township Board of Education, COP, Series B,
 FSA Insured, 7.00%, 12/15/15 ................................................................   4,670,000    5,093,662
   Highland Park School District, Refunding, MBIA Insured, 5.125%, 2/15/25....................   7,120,000    7,150,046
   Howell Township, GO, Refunding, FGIC Insured, 6.80%, 1/01/14 ..............................   1,750,000    1,916,758
   Howell Township Municipal Utilities Authority Revenue, Monmouth County,
 BIG Insured, Pre-Refunded, 7.375%, 1/01/14 ..................................................     100,000      103,198
   Hudson County, COP, Correctional Facility, BIG Insured,
 Pre-Refunded, 7.60%, 12/01/21 ...............................................................   2,550,000    2,673,828
   Hudson County Improvement Authorities Facilities Lease Revenue, Hudson County
 Lease Project, FGIC Insured, 6.00%, 12/01/25.................................................   2,000,000    2,103,740
   Mercer County Improvement Authority Revenue, Library Systems,
 Series A, 6.00%, 12/01/14 ...................................................................   2,500,000    2,690,775
   Middlesex County, COP, MBIA Insured,
    6.00%, 8/15/14 ...........................................................................   1,500,000    1,607,445
    6.125%, 2/15/19 ..........................................................................   2,300,000    2,456,101
   Middlesex County Improvement Authority Revenue, Guaranteed Educational
 Services, Commission Project, 6.00%, 9/15/14.................................................   2,000,000    2,168,360
   Middlesex County Utilities Authority, Sewer Revenue, Refunding, Series A,
 FGIC Insured, 5.375%, 9/15/15
    5.375, 9/15/15............................................................................   2,100,000    2,178,435
    5.125, 12/01/16...........................................................................   9,000,000    9,026,820
   Middletown Township, Board of Education, MBIA Insured,
    5.85%, 8/01/24 ...........................................................................   4,295,000    4,582,722
    5.85%, 8/01/25 ...........................................................................   4,300,000    4,588,057
   Monmouth County Improvement Authority Revenue, Wall and Keyport Projects,
 BIG Insured, Pre-Refunded, 7.90%, 7/15/13....................................................     100,000      103,549
   Mount Olive Township, Board of Education, FGIC Insured
    5.250%,11/05/22...........................................................................   2,550,000    2,565,989
    5.250%,11/05/23...........................................................................   2,690,000    2,704,956
   New Jersey EDA,
    Auto Parking Revenue, Elizabeth Development Co., FGIC Insured, 5.60%, 10/15/26............   2,000,000    2,076,020
    Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 ...........   6,370,000    6,737,804
   New Jersey EDA, (cont.)
    Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 ........... $ 3,375,000  $ 3,559,275
    Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 ...........   2,720,000    2,885,920
    Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16.......   2,500,000    2,589,525
    Jersey Central Power and Light, 7.10%, 7/01/15 ...........................................     550,000      606,078
    Market Transition Facilities Revenue, Senior Lien, Series A,
 MBIA Insured, 5.875%, 7/01/11 ...............................................................   3,000,000    3,268,200
    Middlesex Water Co. Project, Water Facilities Revenue, 7.25%, 7/01/21 ....................   6,000,000    6,560,340
    Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A,
 AMBAC Insured, 6.25%, 8/01/24 ...............................................................   8,200,000    8,885,930
    School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16  ...................   1,640,000    1,709,569
    Series M, 7.90%, 12/01/08 ................................................................     320,000      333,414
    Series N, 6.90%, 12/01/11 ................................................................   3,710,000    4,017,077
    Series P, 6.90%, 12/01/11 ................................................................     415,000      449,350
    St. Barnabas Project, Series A, MBIA Insured, 5.375%, 7/01/27 ............................   4,375,000    4,435,813
    State Lease Revenue Refunding, Liberty State Park Lease Rental,
 AMBAC Insured, 5.75%, 3/15/20 ...............................................................   4,605,000    4,863,571
    State Lease Revenue Refunding, Liberty State Park Lease Rental,
 AMBAC Insured,5.75%, 3/15/22 ................................................................   3,315,000    3,501,137
    Terminal GATX Corp. Project, 6.65%, 9/01/22 ..............................................   7,440,000    8,063,174
    Water Facilities Revenue Refunding, Hackensack Water Co. Project,
 Series A, MBIA Insured, 5.80%, 3/01/24.......................................................   1,000,000    1,047,470
   New Jersey Health Care Facilities Financing Authority Revenue,
    Atlantic City Medical Center, Series C, 6.80%, 7/01/11....................................   2,500,000    2,754,325
    Atlantic Health Systems, Series A, 5.00%, 7/01/27 ........................................   5,500,000    5,351,115
    Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 7/01/26 ....................   6,000,000    5,874,960
    Beth Israel Hospital Association Passaic, 7.80%, 7/01/04 .................................   3,065,000    3,229,560
    Beth Israel Hospital Association Passaic, Refunding, 7.875%, 7/01/07 .....................   1,000,000    1,054,640
    Cathedral Health, Series A, FHA Insured, 7.25%, 2/15/10...................................   9,345,000   10,105,216
    Cathedral Health, Series A, FHA Insured, 7.25%, 2/15/21...................................   2,020,000    2,199,457
    Christian Health Care Center, Series A, Refunding, 5.50%, 7/01/18 ........................   1,200,000    1,192,632
    Clara Maas Medical Center, Series B, Pre-Refunded, 7.30%, 7/01/09 ........................   1,000,000    1,064,700
    Clara Maas Medical Center, Series B, Pre-Refunded, 7.25%, 7/01/19 ........................   2,435,000    2,590,986
    Community Memorial Hospital Association, Series C, 8.00%, 7/01/14 ........................     100,000      103,380
    East Orange General Hospital, Series B, 7.75%, 7/01/20 ...................................   5,445,000    5,843,901
    Elizabeth General Medical Center, Series C, 7.375%, 7/01/15 ..............................   4,890,000    5,270,100
    Franciscan St. Mary's Hospital, 5.875%, 7/01/12 ..........................................   5,150,000    5,308,466
    Hackensack Medical Center, FGIC Insured, 6.25%, 7/01/21 ..................................   2,400,000    2,506,320
    Holy Name Hospital, 6.00%, 7/01/25 .......................................................   3,000,000    3,148,140
    Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 ........................................   4,380,000    4,424,369
    Holy Name Hospital, Series B, AMBAC Insured,
     Pre-Refunded, 7.00%, 7/01/08  ...........................................................   2,000,000    2,173,880
    Jersey Shore Medical Center, Revenue Refunding,
     AMBAC Insured, 5.875%, 7/01/24 ..........................................................   2,500,000    2,610,275
    John F. Kennedy Health Systems, Obligation Group Revenue,
     FGIC Insured, 5.70%, 7/01/25 ............................................................   5,000,000    5,206,300
    Kennedy Memorial Hospitals-University Medical Center, Inc.,
     Series D, 7.875%, 7/01/09  ..............................................................     230,000      237,682
    Monmouth Medical Center, Series C, FSA Insured, 6.25%, 7/01/16 ...........................   4,900,000    5,341,784
    Monmouth Medical Center, Series C, FSA Insured, 6.25%, 7/01/24 ...........................   8,250,000    8,909,258
    Morristown Memorial Hospital, Series C, 7.125%, 7/01/08 ..................................   1,800,000    1,912,428
    New Jersey Geriatric Center of Workmen's Circle, Inc., Series A,
    FHA Mortgage Insured, 8.00%, 2/01/28 .....................................................     125,000      129,328
    Newcomb Medical Center, Series A, 7.875%, 7/01/03 ........................................   3,110,000    3,326,394
    Pascack Valley Hospital, 6.90%, 7/01/21 ..................................................   3,565,000    3,813,267
    Riverview Medical Center, 5.875%, 7/01/16 ................................................  10,000,000   10,624,000
    Shoreline Behavioral Health, MBIA Insured, Pre-Refunded, 5.50%, 7/01/27...................   1,500,000    1,547,100
    Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27...............................   2,000,000    1,931,240
    St. Joseph's Hospital and Medical Center, Revenue Refunding, 5.75%, 7/01/16 ..............   2,050,000    2,150,717
    St. Joseph's Hospital and Medical Center, Revenue Refunding, 6.00%, 7/01/26 ..............   1,000,000    1,064,850
    Wayne General Hospital, Series B, 5.75%, 8/01/11 .........................................   1,795,000    1,897,746
    Wayne General Hospital, Series B, 5.875%, 8/01/18 ........................................   1,000,000    1,057,300
    Zurbrugg Memorial Hospital Issue, Series C, 8.50%, 7/01/12 ...............................     475,000      485,393
   New Jersey State Building Authority Revenue, Refunding, 5.00%, 6/15/15.....................   5,000,000    5,033,900
   New Jersey State Educational Facilities Authority Revenue,
    Institute of Technology, Series A, MBIA Insured, 6.00%, 7/01/15 ..........................   4,000,000    4,309,000
    Jersey State College, Series D, MBIA Insured, 6.125%, 7/01/22 ............................   2,000,000    2,134,800
    New Jersey Institute of Technology Revenue, Refunding, Series A,
  MBIA Insured, 6.00%, 7/01/24................................................................   1,455,000    1,559,978
   New Jersey State Educational Facilities Authority Revenue, (cont.)
    New Jersey Institute of Technology, Series 95-E, MBIA Insured, 5.375%, 7/01/25 ........... $ 2,500,000  $ 2,542,900
    Princeton University, Series A, 5.875%, 7/01/18 ..........................................   2,000,000    2,090,420
    Princeton University, Series C, 5.25%, 7/01/25 ...........................................   2,760,000    2,793,230
    Ramapo College, Series C, BIG Insured, Pre-Refunded, 7.70%, 7/01/13 ......................     500,000      516,425
    Rider College, Series D, AMBAC Insured, 6.20%, 7/01/17 ...................................   3,000,000    3,209,670
    Rowan College, Series E, AMBAC Insured, 6.00%, 7/01/26 ...................................   9,810,000   10,487,184
    Seton Hall University Project, Series C, BIG Insured, 6.85%, 7/01/19 .....................     445,000      469,617
    Seton Hall University Project, Series C, BIG Insured, Pre-Refunded, 6.85%, 7/01/19 .......     555,000      588,084
    Seton Hall University Project, Series D, 7.00%, 7/01/21 ..................................   4,400,000    4,714,116
    Seton Hall University Project, Refunding, Series E, MBIA Insured, 5.60%, 7/01/16 .........   1,765,000    1,849,173
    Trenton State College, Series A, MBIA Insured, 5.10%, 7/01/21 ............................   3,600,000    3,556,188
    Trenton State College, Series B, AMBAC Insured, 6.125%, 7/01/19 ..........................   4,780,000    5,097,727
    Trenton State College, Series B, AMBAC Insured, 6.125%, 7/01/24 ..........................   7,845,000    8,362,064
   New Jersey State Highway Authority, Garden State Parkway, Senior Parkway Revenue,
    6.20%, 1/01/10 ...........................................................................   5,000,000    5,693,550
    6.25%, 1/01/14 ...........................................................................   2,500,000    2,670,425
    6.00%, 1/01/16 ...........................................................................   2,900,000    3,013,883
   New Jersey State Housing and Mortgage Finance Agency,
    Home Buyer Revenue, Series B, MBIA Insured, 7.90%, 10/01/22 ..............................     585,000      616,730
    Home Buyer Revenue, Series D, MBIA Insured, 7.70%, 10/01/29 ..............................   3,100,000    3,236,245
    Home Buyer Revenue, Series J, MBIA Insured, 6.20%, 10/01/25 ..............................   4,980,000    5,264,358
    Home Buyer Revenue, Series N, MBIA Insured, 6.35%, 10/01/27 ..............................   4,000,000    4,286,440
    Home Buyer Revenue, Series U, MBIA Insured, 5.85%, 4/01/29 ...............................  12,000,000   12,543,840
    Home Mortgage Purchase Revenue, Series A, MBIA Insured, 7.875%, 10/01/17 .................      40,000       41,251
    MFHR, Montclarion Project, Series J, FHA Insured, 7.70%, 11/01/29  .......................   2,185,000    2,294,862
    MFHR, Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ................................   5,000,000    5,325,600
    MFHR, Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ................................  12,500,000   13,265,250
    MFHR, Regency Park Project, Series H, 7.70%, 11/01/30 ....................................     450,000      467,199
    MFHR, Series A, AMBAC Insured, 5.55%, 5/01/27.............................................   2,000,000    2,027,260
    Section 8, Refunding, Series 1, 6.70%, 11/01/28 ..........................................   5,000,000    5,388,050
    Section 8, Refunding, Series A, 6.95%, 11/01/13 ..........................................  12,400,000   13,401,176
   New Jersey State Sports and Expo. Authority, State Contract, Series A, MBIA Insured,
    6.60%, 7/01/15 ...........................................................................   8,000,000    8,755,120
    Refunding, 6.25%, 7/01/20  ...............................................................   6,800,000    7,269,132
   Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 .................................   3,250,000    3,483,220
   North Brunswick Township, Board of Education, Refunding,
    FGIC Insured, 5.00%, 2/01/15 .............................................................   2,000,000    1,993,120
   Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue,
  Port Saipan Harbor Improvement, Series A,  6.85%, 10/01/25 .................................   2,000,000    2,126,820
   Ocean Township Municipal Utilities Authority Revenue,
  Refunding, MBIA Insured, Pre-Refunded,
      7.875%, 8/01/15 ........................................................................     100,000      103,689
    5.80%, 12/01/18 ..........................................................................   7,400,000    7,708,802
   Piscataway Township School District, COP, MBIA Insured,
    Pre-Refunded, 7.50%, 6/15/09 .............................................................   1,000,000    1,047,270
   Port Authority of New York and New Jersey,
    Consolidated 67th Series, 6.875%, 1/01/25 ................................................   2,500,000    2,637,925
    Consolidated 67th Series, AMBAC Insured, 6.875%, 1/01/25 .................................     750,000      789,210
    Consolidated 71st Series, 6.50%, 1/15/26 .................................................   2,500,000    2,649,225
    Consolidated 72nd Series, Pre-Refunded, 7.35%, 10/01/27 ..................................   7,000,000    7,998,060
    Consolidated 74th Series, 6.75%, 8/01/26 .................................................   1,000,000    1,079,560
    Consolidated 84th Series, 6.00%, 1/15/28 .................................................   1,125,000    1,192,793
    Consolidated 94th Series, 6.00%, 12/01/16 ................................................   2,000,000    2,153,580
    Consolidated 94th Series, 6.00%, 6/01/17 .................................................   5,000,000    5,383,950
    Consolidated 109th Series, FGIC Insured, 5.375%, 7/15/22..................................   4,645,000    4,719,181
    Delta Airlines, Inc., Special Project, Series 1R, 6.95%, 6/01/08 .........................   5,000,000    5,499,550
    Special Obligation Revenue, 4th Installment, Special Project, 6.75%, 10/01/11.............   2,500,000    2,808,525
    Special Obligation Revenue, Consolidated, 102nd Series,
     MBIA Insured, 5.75%, 10/15/23 ...........................................................   5,000,000    5,287,500
    Special Obligation Revenue, John F. Kennedy International Air Terminal,
   MBIA Insured, 5.75%, 12/01/22 .............................................................   8,000,000    8,432,640
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
   Series A, Pre-Refunded, 7.90%, 7/01/07.....................................................   6,500,000    6,720,935
   Puerto Rico Commonwealth GO, 6.45%, 7/01/17 ...............................................   3,000,000    3,432,900
   Puerto Rico Commonwealth Highway Authority Revenue, Pre-Refunded,
    Series P, 8.125%, 7/01/13 ................................................................   $ 275,000    $ 284,499
      Series Q, 8.00%, 7/01/18................................................................   8,000,000    8,890,640
   Puerto Rico Commonwealth Infrastructure Financing Authority,
    Special Tax Revenue, Series A,
    7.90%, 7/01/07 ...........................................................................     350,000      361,662
    7.75%, 7/01/08 ...........................................................................   5,500,000    5,675,230
    7.50%, 7/01/09 ...........................................................................     250,000      257,750
   Puerto Rico Commonwealth Urban Renewal and Housing Corp.,
   Refunding, 7.875%, 10/01/04 ...............................................................   1,000,000    1,073,640
   Puerto Rico Electric Power Authority Revenue,
    Refunding, Series N, 7.125%, 7/01/14......................................................   2,355,000    2,483,324
    Series T, 6.00%, 7/01/16 .................................................................  11,535,000   12,465,528
    Series X, 6.00%, 7/01/15..................................................................   2,000,000    2,161,920
    Series X, 6.125%, 7/01/21 ................................................................   5,000,000    5,413,900
   Puerto Rico HFC Revenue,
    FHA Mortgage Insured, Section 8 Assisted, Sixth Portfolio,
    Pre-Refunded, 7.75%, 12/01/26 ............................................................     125,000      154,678
    MFMR, Portfolio No. 1, Series A, 7.50%, 4/01/22 ..........................................   5,000,000    5,269,500
    SFMR, Portfolio No. 1, Series A, GNMA Secured, 7.80%, 10/15/21............................     195,000      200,957
    SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...........................   1,000,000    1,063,880
   Puerto Rico Industrial, Medical and Environmental Facilities,
  PCFA, Baxter Travenol Labs., Series A, 8.00%, 9/01/12 ......................................   2,000,000    2,099,720
   Puerto Rico Municipal Finance Agency, Series A, 8.25%, 7/01/08.............................     100,000      103,494
   Rutgers State University, Series A, 6.50%, 5/01/18  .......................................   4,250,000    4,555,533
   Salem County IPC, Financing Authority Revenue, Refunding,
  Public Services, Electric and Gas Co., Series D, MBIA Insured,  6.55%, 10/01/29 ............   5,000,000    5,600,500
   South Brunswick Township, Board of Education, Refunding, Series AA,
  FGIC Insured, 5.50%, 8/01/24  ..............................................................   1,720,000    1,776,003
   Stony Brook Regional Sewerage Authority Revenue, Series A,
  Pre-Refunded, 7.40%, 12/01/09 ..............................................................   1,000,000    1,079,110
   Sussex County Municipal Utilities Authority, Solid Waste Revenue, Series A,
  BIG Insured, Pre-Refunded, 7.875%, 12/01/13.................................................     100,000      105,055
   Union County Improvement Authority Revenue, Plainfield Board of Education,
  FGIC Insured, 5.85%, 8/01/26................................................................   5,000,000    5,324,600
   University of Medicine and Dentistry Revenue,
    Series A, MBIA Insured, 5.00%, 9/01/22 ...................................................   1,700,000    1,655,489
    Series C, Pre-Refunded, 7.20%, 12/01/09 ..................................................     750,000      806,828
    Series C, Pre-Refunded, 7.20%, 12/01/19 ..................................................     725,000      779,933
   Warren Hills Regional School District, COP, BIG Insured,
    Pre-Refunded, 7.375%, 12/15/09 ...........................................................   1,200,000    1,254,864
   Winslow Township, GO, Camden County, Refunding, AMBAC Insured,
  Pre-Refunded, 7.80%, 7/01/18 ...............................................................     100,000      102,345
                                                                                                          -------------
   Total Long Term Investments (Cost $610,651,934) ...........................................              654,719,244
                                                                                                          -------------
 a Short Term Investments .5%
   New Jersey EDA PCR, Refunding, Exxon Project, Daily VRDN and Put, 3.00%, 4/01/22...........     100,000      100,000
   New Jersey EDA Revenue, Dow Chemical, El Dorado Term 1984 A,
  Refunding, Daily VRDN and Put, 3.25%, 5/01/01...............................................     100,000      100,000
   New Jersey EDA Revenue, Dow Chemical, El Dorado Term 1984 B, Refunding,
  Daily VRDN and Put, 3.25%, 5/01/03..........................................................     300,000      300,000
   Port Authority New York and New Jersey, Special Obligation Revenue,
  Versatile Structure, Series 2, Daily VRDN and Put, 3.50%, 5/01/19...........................   2,300,000    2,300,000
   Union County IPC Financing Authority Revenue, Exxon Project, Refunding,
  Daily VRDN and Put, 3.00%, 10/01/24 ........................................................     800,000      800,000
                                                                                                          -------------
   Total Short Term Investments (Cost $3,600,000) ............................................                3,600,000
                                                                                                          -------------
   Total Investments (Cost $614,251,934) 99.0%................................................              658,319,244
   Other Assets, less Liabilities 1.0% .......................................................                6,748,504
                                                                                                          -------------
   Net Assets 100.0% .........................................................................             $665,067,748
                                                                                                          =============

 See glossary of terms on page 141.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN TAX-FREE TRUST
Financial Highlights



Franklin Oregon Tax-Free Income Fund
                                                                                     Year Ended February 28,
Class I                                                                     1998     1997     19961      1995      1994
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $11.55   $11.60    $11.22    $11.70    $11.73
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .62      .63       .63       .63       .64
 Net realized and unrealized gains (losses) .........................           .31     (.05)      .38      (.49)     (.02)
                                                                     ------------------------------------------------------
Total from investment operations.....................................           .93      .58      1.01       .14       .62
                                                                     -----------------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.62)    (.63)     (.63)     (.62)     (.65)
                                                                     ------------------------------------------------------
Net asset value, end of year.........................................        $11.86   $11.55    $11.60    $11.22    $11.70
                                                                     =====================================================

Total return*........................................................          8.21%    5.13%     9.19%     1.36%     5.15%

Ratios/supplemental data
Net assets, end of year (000's) .....................................       $427,022 $384,003  $375,415  $349,458  $375,684
Ratios to average net assets:
 Expenses............................................................           .67%     .66%      .66%      .65%      .58%
 Net investment income ..............................................          5.33%    5.52%     5.51%     5.71%     5.47%
Portfolio turnover rate..............................................         12.18%    4.47%     6.52%    26.44%     9.42%

Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $11.61   $11.65    $11.23
                                                                     ---------------------------------
Income from investment operations:
 Net investment income ..............................................           .56      .56       .47
 Net realized and unrealized gains (losses) .........................           .31     (.04)      .41
                                                                     ---------------------------------
Total from investment operations.....................................           .87      .52       .88
                                                                     ---------------------------------
Less distributions from:
 Net investment income ..............................................          (.56)    (.56)     (.46)
                                                                     ----------------------------------
Net asset value, end of year.........................................        $11.92   $11.61    $11.65
                                                                     =================================

Total return*........................................................          7.66%    4.59%     7.99%

Ratios/supplemental data
Net assets, end of year (000's) .....................................       $15,946   $7,100    $2,044
Ratios to average net assets:
 Expenses............................................................          1.22%    1.23%     1.24%**
 Net investment income ..............................................          4.74%    4.93%     4.87%**
Portfolio turnover rate..............................................         12.18%    4.47%     6.52%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998

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                                                                                                 PRINCIPAL
 Franklin Oregon Tax-Free Income Fund                                                             AMOUNT        VALUE
 Long Term Investments 100.8%
   Albany Water Revenue, Second Lien, Pre-Refunded, 7.25%, 8/01/09 ........................... $ 1,000,000  $ 1,048,510
   Bay Area Health District Hospital Facility Authority, Health Facilities Revenue,
  Evergreen Court Project, 7.25%, 10/01/14 ...................................................   2,000,000    2,170,940
   Bear Creek Valley Sanitary Authority, GO,
    7.30%, 6/01/05 ...........................................................................     100,000      101,787
    7.35%, 6/01/06 ...........................................................................     105,000      106,888
    7.70%, 5/01/07 ...........................................................................      50,000       50,561
    7.40%, 6/01/07 ...........................................................................     115,000      117,076
    7.40%, 6/01/08 ...........................................................................     125,000      127,248
   Benton County, Oregon Hospital Facilities Authority, Good Samaritan Hospital,
  Corvallis, 6.25%, 10/01/09..................................................................   1,125,000    1,189,845
   Chemeketa Community College District, FGIC Insured, 5.80%, 6/01/12 ........................   1,000,000    1,087,180
   City of Bend, Urban Renewal Agency Tax Revenue, Series A,
    6.85%, 9/01/06 ...........................................................................     600,000      605,928
    7.00%, 9/01/11 ...........................................................................     750,000      757,583
   Clackamas County, Health Facilities Authority Hospital Revenue, Refunding,
  Adventist Health, Series A, MBIA Insured, 6.35%, 3/01/09  ..................................   4,945,000    5,383,275
   Clackamas County, Hospital Facilities Authority Revenue,
    GNMA Secured, Jennings Lodge Project, 7.50%, 10/20/31  ...................................   2,990,000    3,222,951
    Kaiser Permanente, Series A, 6.50%, 4/01/11 ..............................................   1,635,000    1,755,876
    Kaiser Permanente, Series A, 6.25%, 4/01/21 ..............................................   4,950,000    5,288,184
    Refunding, Gross Willamette Falls, 5.75%, 4/01/15 ........................................   2,250,000    2,320,178
    Refunding, Willamette View Inc. Project, 6.10%, 11/01/12..................................     500,000      524,010
    Refunding, Willamette View Inc. Project, 6.30%, 11/01/21..................................   1,500,000    1,574,700
    Sisters of Providence Project, 8.125%, 10/01/07 ..........................................     110,000      112,521
   Clackamas County USD No. 115, AMBAC Insured, 6.15%, 6/01/14 ...............................   4,000,000    4,390,640
   Clackamas Oregon Community College District, MBIA Insured, 5.80%, 6/01/26  ................   1,000,000    1,059,640
   Clairmont Water District Revenue, 6.50%, 2/01/12 ..........................................   1,125,000    1,171,013
   Deschutes County Hospital Facilities Authority, Hospital Revenue,
  St. Charles Medical Center, 6.00%, 1/01/13 .................................................   3,000,000    3,232,500
   Douglas County, Hospital Facilities Authority Revenue, Catholic Health Facilities,
  Series B, MBIA Insured, 6.00%, 11/15/15 ....................................................   1,950,000    2,122,614
   Emerald People's Utility District, Electric System Revenue, Refunding, AMBAC Insured,
  Series B, Pre-Refunded, 7.30%, 11/01/11 ....................................................     500,000      528,825
   Eugene Electric Utility System Revenue,
    Pre-Refunded, 6.65%, 8/01/10 .............................................................     655,000      709,110
    Pre-Refunded, 6.70%, 8/01/11 .............................................................     700,000      758,933
    Pre-Refunded, 5.75%, 8/01/16 .............................................................   3,000,000    3,290,580
     bRefunding, FSA Insured, 5.00%, 8/01/18 .................................................   3,500,000    3,464,510
     bRefunding, FSA Insured, 5.05%, 8/01/22 .................................................  13,620,000   13,468,546
   Eugene Public Safety Facilities, FGIC Insured, 5.70%, 6/01/16 .............................     500,000      529,590
   Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 ..........................     840,000      843,049
   Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ..........................................................................     750,000      824,505
    6.70%, 10/01/23 ..........................................................................   1,900,000    2,107,765
   Guam Power Authority Revenue, Series A, 6.30%, 10/01/12 ...................................     825,000      876,959
   Hermiston, GO, AMBAC Insured, 6.00%, 8/01/15 ..............................................   1,000,000    1,079,770
   Hillsboro Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12................     205,000      212,854
   Klamath Falls Intercommunity Hospital Revenue, Merle West Medical Center Project,
    7.00%, 6/01/02 ...........................................................................   1,500,000    1,636,545
    7.25%, 6/01/06 ...........................................................................   2,310,000    2,529,542
   Lane County, COP, Fairground Project, 7.00%, 8/01/04 ......................................   1,000,000    1,037,150
   Lane County PCR, Refunding, Weyerhaeuser Co. Project, 6.50%, 7/01/09 ......................  11,575,000   12,669,648
   Lane and Douglas Counties, GO, School District No. 28J,
    Fern Ridge, FGIC Insured, 5.00%, 6/01/17 .................................................   1,000,000      997,470
   Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 ....................................   2,425,000    2,472,676
   Marion County Housing Authority Revenue, Elliott Residence Project,
  GNMA Secured, 7.50%, 10/20/25...............................................................   1,250,000    1,426,975
   Marion County Union High School District No. 7J, 6.00%, 6/01/13 ...........................   1,000,000    1,091,180
   Medford Hospital Facilities Authority Revenue, Gross Rogue
  Valley Health Services, MBIA Insured, 6.75%, 12/01/20 ......................................   4,475,000    4,827,675
   Metropolitan Service District, Convention Center, GO, Series A, 6.25%, 1/01/13.............   4,865,000    5,130,921
   Multnomah County Drain District No. 1 Assessment, MBIA Insured, 5.25%, 7/01/17.............   1,000,000    1,020,620
   Multnomah County School District, COP, Series A, Pre-Refunded, 6.90%, 8/01/09 .............     175,000      177,357
   Multnomah Educational Service District, 5.40%, 6/01/17.....................................   1,000,000    1,027,740
   Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue,
  Port Saipan Improvement, Series A, 6.85%, 10/01/25 .........................................   3,500,000    3,721,935

   Oak Lodge Water District, GO, AMBAC Insured,
    7.40%, 12/01/08 ..........................................................................   $ 215,000    $ 252,666
    7.50%, 12/01/09 ..........................................................................     215,000      253,221
   Ontario Hospital Facility Authority-Catholic Health Corp., Facilities Revenue,
  Dominican Sisters of Ontario, Inc., Holy Rosary
 Hospital Project, 6.10%, 11/15/17............................................................   1,500,000    1,612,245
   Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 .................................   4,000,000    4,717,120
   Oregon Health Sciences University Revenue, Series A, MBIA Insured, 5.25%,
    7/01/25...................................................................................     100,000      100,865
    7/01/28...................................................................................   2,000,000    2,009,340
   Oregon State Bond Bank Revenue, EDR, Series B, Pre-Refunded, 6.80%, 1/01/11 ...............   1,610,000    1,682,933
   Oregon State Department of Administrative Services, COP,
    Series A, AMBAC Insured, 5.80%, 5/01/24...................................................   5,000,000    5,360,450
    Series C, MBIA Insured, 5.75%, 5/01/17....................................................   2,000,000    2,140,840
   Oregon State Department of General Services, COP,
    Real Property Financing Program, Series A, MBIA Insured, Pre-Refunded, 7.20%, 1/15/15.....      10,000       10,796
    Real Property Financing Program, Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15 ...     750,000      828,465
    Refunding, Series D, MBIA Insured, 5.80%, 3/01/15 ........................................   1,000,000    1,042,110
    Series B, MBIA Insured, Pre-Refunded, 7.20%, 1/15/15 .....................................     150,000      161,937
    Series F, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15 ....................................     950,000    1,049,380
    Series G, AMBAC Insured, 6.25%, 9/01/15 ..................................................     750,000      804,233
   Oregon State EDR, Georgia-Pacific Corp. Project,
    Refunding, Series 183, 5.70%, 12/01/25 ...................................................   1,500,000    1,522,950
    Series CLVII, 6.35%, 8/01/25 .............................................................  18,500,000   19,630,165
   Oregon State Elderly and Disabled Housing Authority, GO,
    Series A, 6.00%, 8/01/15 .................................................................     910,000      974,765
    Series A, 6.00%, 8/01/21 .................................................................     455,000      483,874
    Series A, 5.375%, 8/01/28.................................................................   1,950,000    1,967,277
    Series B, 6.10%, 8/01/17 .................................................................   1,410,000    1,506,345
    Series B, 6.25%, 8/01/23 .................................................................   2,015,000    2,201,831
    Series B, 6.375%, 8/01/24 ................................................................   2,155,000    2,353,863
    Series C, 6.50%, 8/01/22 .................................................................   6,000,000    6,634,320
   Oregon State Elderly Housing, GO, Series A, 7.125%, 8/01/30 ...............................     635,000      673,164
   Oregon State, GO, Board of Higher Education,
    6.50%, 10/01/17 ..........................................................................     750,000      807,705
     bBaccalaureate, Series A, 5.00%, 8/01/22 ................................................   5,000,000    4,951,000
     bBaccalaureate, Series A, 5.00%, 8/01/27.................................................   6,000,000    5,908,800
    Series A, 5.65%, 8/01/27..................................................................   4,440,000    4,648,103
    Series A, Pre-Refunded, 7.50%, 5/01/18 ...................................................     300,000      301,854
    Series C, 5.65%, 8/01/27..................................................................   1,460,000    1,528,430
   Oregon State, GO, Department of Energy, Series B, 6.80%, 1/01/17 ..........................     400,000      409,232
   Oregon State, GO, Department of Transportation Revenue, Regional Light Rail,
    Federal Westside Project, MBIA Insured,
    6.10%, 6/01/07 ...........................................................................   2,000,000    2,224,580
    6.20%, 6/01/08 ...........................................................................   2,500,000    2,781,175
    6.25%, 6/01/09 ...........................................................................   1,750,000    1,949,518
   Oregon State, GO, Series B, 6.875%, 12/01/13 ..............................................   1,000,000    1,040,590
   Oregon State HFA, SFMR Program, Series A, 7.20%, 7/01/15 ..................................   3,065,000    3,261,620
   Oregon State Higher Education, GO, Series C, Pre-Refunded, 7.25%, 10/15/18 ................   1,445,000    1,477,281
   Oregon State Housing, Educational and Cultural Facility Authority, Lewis and Clark
  College Project, Series A, 6.125%,10/01/24  ................................................  10,500,000   11,542,335
   Oregon State Housing and Community Services Department, Finance Housing Revenue,
    Multi-Unit, Series A, 6.80%, 7/01/13 .....................................................   6,710,000    7,131,589
    Multi-Unit, Series A, 6.15%, 7/01/21 .....................................................     910,000      968,577
    Multi-Unit, Series C, 6.85%, 7/01/22 .....................................................     180,000      191,012
    SFM, Series A, 5.75%, 7/01/12 ............................................................     850,000      879,674
    SFM, Series A, 6.35%, 7/01/14 ............................................................   3,060,000    3,277,841
    SFM, Series A, 6.40%, 7/01/18 ............................................................   1,420,000    1,511,136
    SFM, Series A, 6.45%, 7/01/26 ............................................................   3,100,000    3,300,663
    SFM, Series B, 6.875%, 7/01/28 ...........................................................  12,000,000   12,868,800
    SFM, Series C, 6.20%, 7/01/15 ............................................................   2,500,000    2,650,425
    SFM, Series C, 6.40%, 7/01/26 ............................................................   1,190,000    1,274,371
   Oregon State Housing and Community Services Department,
    Finance Housing Revenue, (cont.)
    SFM, Series D, 6.80%, 7/01/27 ............................................................ $ 1,750,000  $ 1,861,615
    SFM, Series E, 7.00%, 7/01/09 ............................................................     260,000      283,093
    SFM, Series E, 5.80%, 7/01/16 ............................................................     800,000      820,184
    SFM, Series E, 6.75%, 7/01/16 ............................................................   2,125,000    2,249,971
    SFM, Series E, 7.15%, 7/01/25 ............................................................   1,010,000    1,103,718
    SFM, Series F, 7.00%, 7/01/22 ............................................................   2,520,000    2,671,301
    SFM, Series F, 5.65%, 7/01/28 ............................................................   1,000,000    1,022,590
    SFM, Series G, 6.80%, 7/01/22 ............................................................     645,000      693,414
    SFM, Series H, 5.65%, 7/01/28.............................................................   2,000,000    2,028,740
   Oregon State Veteran's Welfare, GO,
    Series 73-A, 7.00%, 12/01/11 .............................................................   2,500,000    2,609,025
    Series 75, 5.85%, 10/01/15 ...............................................................     850,000      916,479
    Series 75, 5.875%, 10/01/18 ..............................................................     485,000      519,241
    Series 75, 6.00%, 4/01/27 ................................................................   2,870,000    3,090,646
    Series 76-A, 6.05%, 10/01/28 .............................................................   3,000,000    3,233,460
   Port Astoria, GO, MBIA Insured, Pre-Refunded, 6.60%, 9/01/11 ..............................     450,000      488,079
   Port Morrow PCR, Idaho Power Co., Boardman Project, 7.25%, 8/01/08 ........................   2,200,000    2,230,998
   Port Morrow Revenue, Refunding, Pre-Refunded, 8.00%, 12/01/11 .............................     500,000      515,985
   Port of Portland Special Obligation Revenue, Delta Airlines, Inc. Project, 6.20%, 9/01/22..   4,000,000    4,195,520
   Port St. Helens, PCR, Refunding, Boise Cascade Corp. Project, 5.65%, 12/01/27..............   4,500,000    4,600,395
   Port Umpqua PCR, International Paper Co. Project, Refunding, Series B, 5.20%, 6/01/11......   2,200,000    2,234,628
   Portland, COP, Refunding, PBA, Series A, Pre-Refunded, 7.25%, 4/01/08 .....................   2,000,000    2,074,500
   Portland Airport Way-Urban Renewal and Redevelopment Tax Increment,
  Sub-Series B-3, FGIC Insured, Pre-Refunded, 7.60%, 6/01/10 .................................   2,825,000    3,041,988
   Portland Hospital Facilities Authority Hospital Revenue,Refunding,
  Legacy Health System, AMBAC Insured, 6.70%, 5/01/21
    Series A..................................................................................  10,500,000   11,481,750
    Series B..................................................................................   8,475,000    9,267,413
   Portland Housing Authority MFR, Berry Ridge Project, 6.30%, 5/01/29 .......................   1,500,000    1,555,680
   Portland Housing Authority Revenue, 7.10%, 7/01/15 ........................................   1,000,000    1,058,770
   Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16..........     635,000      635,857
   Portland International Airport,
    Series 7-A, MBIA Insured, 6.75%, 7/01/09 .................................................   1,500,000    1,632,930
    Series 7-B, MBIA Insured, 7.10%, 7/01/21..................................................     200,000      218,832
    Series 7-B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21....................................   2,800,000    3,428,992
    Series 10, FGIC Insured, 5.75%, 7/01/25 ..................................................     300,000      313,470
   Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17.....................   1,000,000    1,038,390
   Portland Sewer System Revenue,
    Pre-Refunded, 7.125%, 3/01/10 ............................................................   5,000,000    5,000,000
    Pre-Refunded, Series A, 6.25%, 6/01/15....................................................   9,100,000   10,211,019
    Refunding, Series A, FGIC Insured, 5.00 %, 6/01/15 .......................................     500,000      497,675
   Portland Water System Revenue, Series A, 5.00%, 8/01/16 ...................................   1,000,000    1,001,440
   Portland Urban Renewal and Redevelopment, Downtown Waterfront,
  Refunding, Series A, 6.40%, 6/01/08 ........................................................   5,555,000    6,013,621
   Puerto Rico Commonwealth, GO
    Pre-Refunded, 6.45%, 7/01/17..............................................................   1,000,000    1,144,300
    Refunding, 5.375%, 7/01/25 ...............................................................   1,000,000    1,010,880
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
  FSA Insured, Pre-Refunded, 9.00%, 7/01/09 ..................................................      75,000       95,747
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series Y, 5.50%,
    7/01/26...................................................................................   7,275,000    7,441,234
    7/01/36...................................................................................  13,000,000   13,740,870
   Puerto Rico Commonwealth Highway Authority Revenue, Series Q,
    Pre-Refunded, 8.00%, 7/01/18 .............................................................   4,000,000    4,445,320
   Puerto Rico Commonwealth Infrastructure Financing Authority,
  Special Tax Revenue, Series A, 7.75%, 7/01/08 ..............................................   2,400,000    2,476,464
   Puerto Rico Commonwealth Public Improvement, GO, Series A, Pre-Refunded, 7.75%,
    7/01/06...................................................................................     250,000      258,378
    7/01/13...................................................................................     280,000      289,383
   Puerto Rico Electric Power Authority Revenue,
    Refunding, Series M, Pre-Refunded, 8.00%, 7/01/08  .......................................     600,000      620,586
    Refunding, Series X, 5.50%, 7/01/25 ......................................................   2,600,000    2,645,214
    Series O, 7.125%, 7/01/14.................................................................   1,065,000    1,123,032
    Series R, 6.25%, 7/01/17 .................................................................   2,070,000    2,219,475
    Series X, 6.00%, 7/01/15 .................................................................   2,500,000    2,702,400
   Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
    Series A, 7.80%, 10/15/21.................................................................    $ 55,000     $ 56,680
    Series B, 7.65%, 10/15/22.................................................................     455,000      484,065
   Puerto Rico HFC Revenue, FHA Mortgage Insured, Section 8 Assisted,
  Sixth Portfolio, Pre-Refunded, 7.75%, 12/01/26 .............................................     395,000      488,781
   Puerto Rico Housing Bank and Finance Agency, SFMR, 5th Portfolio,
    Pre-Refunded, 7.50%, 12/01/15 ............................................................     500,000      537,900
   Puerto Rico Municipal Finance Agency, Series 1988-A, Pre-Refunded, 8.25%, 7/01/08 .........     205,000      212,163
   Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
  Refunding, Series M, 5.75%, 7/01/15 ........................................................   2,500,000    2,596,525
   Puerto Rico PBA Revenue, Guaranteed Government Facilities, Series B, 5.25%, 7/01/21........   3,700,000    3,707,511
   Puerto Rico Telephone Authority Revenue, Series 1992-L, 6.125%, 1/01/22....................   1,100,000    1,170,169
   Roseburg Urban Sanitary Authority, Improvement, GO, Unlimited Tax, Douglas County,
    7.40%, 1/01/06 ...........................................................................      60,000       61,585
    7.50%, 1/01/08 ...........................................................................     230,000      236,240
   Salem, GO, Series A, 5.875%, 1/01/07 ......................................................   1,250,000    1,307,063
   Salem Educational Facilities Revenue, Refunding, Williamette University, 6.10%, 4/01/14 ...   1,000,000    1,057,920
   Salem-Keizer School District No. 24J, FGIC Insured, 6.00%,
    6/01/13...................................................................................   4,345,000    4,698,335
    6/01/14...................................................................................   4,395,000    4,737,502
   Taft-Nelscott-Delake Rural Fire Protection District, 6.00%, 6/01/16........................   1,110,000    1,164,246
   Tillamook Peoples Utilities District, 5.75%, 1/01/28 ......................................   2,765,000    2,791,129
   Tri-County, Metro Transportation District,
    COP, 7.50%, 12/15/02 .....................................................................   1,235,000    1,247,152
    Light Rail Extended, Series A, 6.00%, 7/01/12 ............................................   2,500,000    2,671,400
   Umatilla County Hospital Facility Authority, Hospital Revenue,
    Refunding, Good Shepherd Community Hospital, 7.50%, 1/01/10 ..............................   1,300,000    1,310,244
   Umatilla County USD No. 16R, Pendletron Project, AMBAC Insured, 6.00%, 7/01/14  ...........   5,300,000    5,730,413
   Wasco County Hospital Facility Authority Hospital Revenue, 7.375%, 7/01/00 ................   2,000,000    2,125,400
   Washington County Housing Authority, MFHR,
    Bethany Meadows II Project, 5.85%, 9/01/27................................................   1,435,000    1,482,298
    Terrace View Project, 5.40%, 12/01/17.....................................................   1,725,000    1,774,473
    Terrace View Project, 5.50%, 12/01/22.....................................................   1,360,000    1,398,801
   Washington County USD No. 88J, 6.10%, 6/01/12 .............................................   1,000,000    1,096,570
   Washington County Unified Sewer Agency Revenue,
    Pre-Refunded, 7.00%, 11/01/09 ............................................................   2,700,000    2,842,749
    Pre-Refunded, Senior Lien, Series A, 6.20%, 10/01/10......................................   3,530,000    3,942,551
    Refunding, Senior Lien, Series A, 6.20%, 10/01/10.........................................     470,000      516,699
    Refunding, Senior Lien, Pre-Refunded, Series A, AMBAC Insured, 6.125%, 10/01/12 ..........   1,000,000    1,115,630
   Western Lane Hospital District, Hospital Facilities Authority Revenue,
  Sisters of St. Joseph of Peace Health and Hospital Services,
 Refunding, MBIA Insured,
    5.875%, 8/01/12 ..........................................................................   4,400,000    4,794,372
    Pre-Refunded, 7.125%, 8/01/17 ............................................................   2,700,000    2,879,604
   Yamhill County USD No. 29J, 6.10%, 6/01/11 ................................................   5,000,000    5,488,600
                                                                                                         --------------
   Total Long Term Investments (Cost $417,295,544)............................................              446,625,006
                                                                                                         --------------
 a Short Term Investments 3.2%
   Medford Hospital Authority Revenue, Rogue Valley Health Services,
  Daily VRDN and Put, 3.70%, 10/01/16 ........................................................   4,500,000    4,500,000
   Port of Portland PCR, Reynolds Metals, Daily VRDN and Put, 3.70%, 12/01/09 ................   1,600,000    1,600,000
   Port St. Helens PCR, Portland General Electric Co. Project,
  Series A, Daily VRDN and Put,
    3.55%, 4/01/10............................................................................   5,200,000    5,200,000
    3.70%, 8/01/14 ...........................................................................     100,000      100,000
   Puerto Rico Commonwealth Government Development Bank, Refunding,
  MBIA Insured, Weekly VRDN and Put, 2.90%, 12/01/15..........................................   2,600,000    2,600,000
                                                                                                         --------------
   Total Short Term Investments (Cost $14,000,000)............................................               14,000,000
                                                                                                         --------------
   Total Investments (Cost $431,295,544) 104.0% ..............................................              460,625,006
   Other Assets, less Liabilities (4.0%) .....................................................              (17,656,361)
                                                                                                         --------------
   Net Assets 100.0% .........................................................................             $442,968,645
                                                                                                         ==============

See glossary of terms on page 141.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Pennsylvania Tax-Free Income Fund
                                                                                     Year Ended February 28,
Class I                                                                     1998     1997     19961      1995      1994
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $10.39   $10.44    $10.16    $10.56    $10.55
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .58      .60       .62       .62       .63
 Net realized and unrealized gains (losses) .........................           .32     (.04)      .29      (.41)      .01
                                                                     -----------------------------------------------------
Total from investment operations.....................................           .90      .56       .91       .21       .64
                                                                     -----------------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.58)    (.61)     (.63)     (.61)     (.63)
 In excess of net investment income .................................          (.01)   --        --        --        --
 Net realized gains..................................................          (.14)   --        --        --        --
                                                                     -----------------------------------------------------
Total distributions..................................................          (.73)    (.61)     (.63)     (.61)     (.63)
                                                                     -----------------------------------------------------
Net asset value, end of year.........................................        $10.56   $10.39    $10.44    $10.16    $10.56
                                                                     =====================================================

Total return*........................................................          8.90%    5.53%     9.15%     2.22%     5.99%

Ratios/supplemental data
Net assets, end of year (000's)......................................      $713,141 $658,339  $639,847  $587,366  $615,546
Ratios to average net assets:
 Expenses............................................................           .65%     .64%      .64%      .63%      .56%
 Net investment income ..............................................          5.49%    5.84%     5.96%     6.15%     5.90%
Portfolio turnover rate..............................................         12.74%   22.24%     9.71%    12.91%     4.73%

Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $10.43   $10.47    $10.17
                                                                     ---------------------------------
Income from investment operations:
 Net investment income ..............................................           .52      .55       .47
 Net realized and unrealized gains (losses) .........................           .33     (.05)      .30
                                                                     ---------------------------------
Total from investment operations.....................................           .85      .50       .77
                                                                     ---------------------------------
Less distributions from:
 Net investment income ..............................................          (.53)    (.54)     (.47)
 Net realized gains..................................................          (.14)   --        --
                                                                     ---------------------------------
Total distributions..................................................          (.67)    (.54)     (.47)
                                                                     ---------------------------------
Net asset value, end of year.........................................        $10.61   $10.43    $10.47
                                                                     =================================

Total return*........................................................          8.35%    4.98%     7.71%

Ratios/supplemental data
Net assets, end of year (000's)......................................       $25,899  $11,935    $3,110
Ratios to average net assets:
 Expenses............................................................          1.21%    1.21%     1.22%**
 Net investment income ..............................................          4.89%    5.22%     5.36%**
Portfolio turnover rate..............................................         12.74%   22.24%     9.71%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998




                                                                                                  PRINCIPAL
 Franklin Pennsylvania Tax-Free Income Fund                                                        AMOUNT       VALUE
  Long Term Investments 99.6%
   Abington Pennsylvania School District, FGIC Insured,
    Pre-Refunded, 6.00%, 5/15/26 ............................................................. $ 2,000,000  $ 2,232,640
   Allegheny County Higher Education Building Authority, Duquesne University
    Project, AMBAC Insured, 5.00%, 3/01/21 ...................................................   1,000,000      974,650
   Allegheny County Hospital Development Authority Revenue,
    Allegheny General Hospital Project, Series A, MBIA Insured, 6.25%, 9/01/20 ...............  10,000,000   11,003,600
    Allegheny Hospital, South Hills Health System, Series A,
   MBIA Insured, 5.875%, 5/01/26..............................................................   1,700,000    1,807,457
    Health Center, University of Pittsburgh Medical Center, Series B,
    MBIA Insured, 5.00%, 7/01/16..............................................................   4,000,000    3,933,720
    Refunding, Divine Providence Hospital, Series B, Pre-Refunded, 8.75%, 1/01/14.............     500,000      518,015
    Refunding, Health Center, University of Pittsburgh, Series A,
    MBIA Insured, 5.625%, 4/01/27.............................................................   8,000,000    8,303,600
   Allegheny County IDAR, Refunding,
    Kaufmann Medical Project, Series A, MBIA Insured, 6.80%, 3/01/15 .........................   1,000,000    1,090,700
    USX Project, Environmental Improvement, 6.10%,1/15/18 ....................................   2,000,000    2,122,220
   Allegheny County RDAR, Refunding, Home Improvement Loan,
    Series A, 5.90%, 2/01/11..................................................................   2,855,000    2,949,415
   Allegheny County Residential Finance Authority, Mortgage Revenue,
    Ladies Grand Army Republic Health Facilities Project, Series G,
    FHA Secured, 6.35%, 10/01/36..............................................................   1,995,000    2,122,919
    Lemington Home, Series E, 7.125%, 2/01/27.................................................   3,770,000    3,957,256
    Series D, MFMR, FHA Secured, 7.50%, 6/01/33 ..............................................   1,400,000    1,476,118
    Series H, SFMR, GNMA Secured, 8.00%, 6/01/17..............................................   1,240,000    1,276,332
    Series J, GNMA Secured, 7.50%, 6/01/17....................................................   2,180,000    2,254,796
    Series K, GNMA Secured, 7.75%, 12/01/22...................................................   2,065,000    2,141,921
    Series M, SFMR, GNMA Secured, 7.90%, 6/01/11 .............................................   1,280,000    1,351,232
    Series T, SFMR, GNMA Secured, 6.95%, 5/01/17 .............................................     810,000      861,168
   Ambridge Area School District, Refunding, Series A, FGIC Insured, 5.25%, 11/01/16..........   2,730,000    2,758,638
   Beaver County, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ......................   8,000,000    8,909,520
   Beaver County Hospital Authority Revenue, Refunding, Beaver County Medical
 Center, Inc., AMBAC Insured, 6.625%, 7/01/10.................................................   5,000,000    5,514,150
   Beaver County IDA, PCR, Refunding, Series A,
    Beaver Valley Project, Pennsylvania Power & Light, 7.15%, 9/01/21 ........................   4,400,000    4,751,604
    Ohio Edison Project, 7.75%, 9/01/24.......................................................   6,475,000    6,838,507
   Bensalem Township, Refunding, FGIC Insured, 5.75%,12/01/16.................................   3,000,000    3,173,010
   Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18 ......   4,000,000    4,617,000
   Bethlehem Area School District, MBIA Insured, Pre-Refunded, 6.00%, 3/01/16.................   4,000,000    4,455,760
   Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co.
  Projects, Series A, 6.60%, 3/01/19..........................................................   2,500,000    2,789,400
   Burrell School District, FGIC Insured, 5.60%, 11/15/15.....................................   2,890,000    3,038,922
   Butler County IDA, PCR, Refunding, Witco Corp. Project, 5.85%, 12/01/23 ...................   2,000,000    2,102,600
   Cambria County Hospital Development Authority Revenue,
  Refunding and Improvement, Conemaugh Valley Hospital, Series B, 7/01/18,
    Connie Lee Insured, 6.375%................................................................   3,500,000    3,742,725
    Pre-Refunded, 8.875% .....................................................................   1,000,000    1,036,430
   Cambria County IDA,
    PCR, Refunding, Pennsylvania Electric Company Project,
    Series A, MBIA Insured, 5.80%, 11/01/20...................................................   5,000,000    5,263,900
    Resource Recovery Revenue, Cambria Cogen Project, Series F-1, 7.75%, 9/01/19 .............   4,000,000    4,062,440
    Resource Recovery Revenue, Cambria Cogen Project, Series F-2, 7.75%, 9/01/19 .............   2,715,000    2,757,381
   Chartiers Valley Industrial and Commercial Development
  Authority Revenue, Refunding, First Mortgage,
    Asbury Place Project, 6.50%, 2/01/36 .....................................................   4,295,000    4,695,552
    Refunding, United Methodist Health Center, Series A, Pre-Refunded, 9.25%, 12/01/08 .......   1,000,000    1,059,360
   Clarion County Hospital Authority Revenue, Refunding, Clarion Hospital Project,
    5.40%, 7/01/07............................................................................   1,000,000    1,019,730
    5.55%, 7/01/09 ...........................................................................   2,365,000    2,418,709
    5.60%, 7/01/10 ...........................................................................     600,000      608,490
    5.75%, 7/01/12 ...........................................................................   1,795,000    1,832,282
    5.75%, 7/01/17............................................................................     700,000      709,828
    5.625%, 7/01/21 ..........................................................................     600,000      606,204
   Cranberry Township Municipal Authority, Water and Sewer Revenue,
  MBIA Insured, 5.125%, 12/01/26..............................................................   1,450,000    1,427,366
   Dauphin County General Authority Health System Revenue, Refunding,
  Pinnacle Health System Project, MBIA Insured, 5.50%, 5/15/17................................   4,280,000    4,457,706
   Dauphin County General Authority Hospital Revenue, Refunding,
  Hapsco-Western Hospital Project, MBIA Insured,
    Series A, 6.50%, 7/01/12 .................................................................   4,500,000    4,912,830
    Series B, 6.25%, 7/01/16 .................................................................   5,000,000    5,379,450
   Dauphin County General Authority Revenue, School District 0014, 7.50%, 6/01/26 ............   1,000,000    1,008,930
   Deer Lakes School District, Series A, FSA Insured, 5.00%, 1/15/23 .........................   1,000,000      987,320
   Delaware County Authority Health Facility Revenue, Refunding,
  Mercy Health Corporation Project, ETM, 6.00%, 12/15/26 .....................................  10,800,000   12,004,956
   Delaware County Authority Healthcare Revenue, Mercy Health Corporation
  Southeastern, Series B, Pre-Refunded, 6.00%, 11/15/07 ...................................... $ 9,000,000  $ 9,980,460
   Delaware County Authority Revenue, Elwyn, Inc. Project,
    Pre-Refunded, 8.35%, 6/01/15 .............................................................   2,000,000    2,222,080
   Delaware County IDAR, PCR, Philadelphia Electric Co. Project, 7.375%, 4/01/21 .............   5,000,000    5,459,200
   Delaware River Joint Toll Bridge Commission, Pennsylvania Bridge Revenue,
  Pre-Refunded, 7.875%, 7/01/18...............................................................     450,000      464,958
   Delaware River Port Authority,
    Pennsylvania and New Jersey Delaware River Bridges Revenue, Refunding,
  AMBAC Insured, 7.375%, 1/01/07 .............................................................   1,000,000    1,046,480
    Pennsylvania and New Jersey Revenue, Series 1995,
    FGIC Insured, 5.50%, 1/01/26 .............................................................   7,350,000    7,631,946
   Delaware Valley Regional Finance Authority, Local Government Revenue,
  Series B, AMBAC Insured, 5.60%, 7/01/17.....................................................   5,000,000    5,394,450
   Erie County Hospital Authority Revenue, St. Vincent Health Center Project,
  Series A, MBIA Insured, 6.375%, 7/01/22 ....................................................   7,000,000    7,579,460
   Erie County IDAR, Nursing Home-Sarah Reed Center, 8.625%, 7/01/14 .........................   2,110,000    2,232,992
   Erie Higher Educational Building Authority Revenue, Gannon University,
  Series A, Pre-Refunded, 8.50%, 6/01/15 .....................................................   3,000,000    3,229,080
   Erie Western Pennsylvania Port Authority General Revenue,
    Pre-Refunded, 8.625%, 6/15/10 ............................................................   1,850,000    2,069,207
    6.875%, 6/15/16 ..........................................................................     920,000      984,630
   Exeter Township, Refunding, Series B, FGIC Insured, 5.30%, 7/15/21 ........................   6,100,000    6,144,347
   Hampton Township School District, FGIC Insured, 5.00%, 9/01/27.............................   4,000,000    3,868,233
   Harrisburg Authority Revenue, Series I, MBIA Insured, 5.625%, 4/01/19 .....................   6,000,000    6,255,060
   Hazleton Area School District, Series B, FGIC Insured, 5.00%, 3/01/23 .....................   4,455,000    4,361,623
   Hazleton Health Services Authority Hospital Revenue,
  Hazleton General Hospital, 5.50%, 7/01/27 ..................................................   2,475,000    2,512,323
   Interboro School District, Delaware County, MBIA Insured, 5.375%, 8/15/22 .................   2,335,000    2,356,435
   Jeannette County Health Service Authority Hospital Revenue,
  Jeannette District Memorial Hospital, Refunding, Series A,  6.00%, 11/01/18 ................     785,000      825,318
   Jeannette County Municipal Authority Sewer Revenue, 7.00%, 7/01/17.........................   1,250,000    1,347,900
   Lancaster County Hospital Authority Revenue,
    Refunding, Health Center, Masonic Homes Project, AMBAC Insured, 5.00%, 11/15/20...........   1,600,000    1,559,600
    Willow Valley Lakes Manor, Series B, Pre-Refunded, 9.00%, 6/01/12 ........................   1,000,000    1,012,530
   Lancaster County Solid Waste Management Authority, Resource Recovery
  System Revenue, Series A, Pre-Refunded, 8.50%, 12/15/10 ....................................   1,000,000    1,032,690
   Lawrence County IDA, PCR, Refunding, Pennsylvania Power Co.,
  New Castle Project, 7.15%, 3/01/17 .........................................................   5,595,000    6,042,096
   Lebanon County Good Samaritan Hospital Authority Revenue,
  Good Samaritan Hospital Project, Refunding, 6.00%, 11/15/18 ................................   2,500,000    2,604,775
   Lehigh County General Purpose Authority Revenue,
    Lehigh Valley Hospital, Inc., Refunding, Series A, MBIA Insured, 5.875%, 7/01/15..........   1,000,000    1,070,650
    Muhlenburg Hospital Center, Refunding, Series A, 8.00%, 7/15/01...........................   1,300,000    1,385,150
    Muhlenburg Hospital Center, Series A, 6.60%, 7/15/22 .....................................   5,800,000    6,203,274
    Muhlenburg Hospital Center, Series B, Pre-Refunded, 8.00%, 7/15/01 .......................   1,100,000    1,181,961
    Refunding, 5.25%, 11/15/27................................................................   5,500,000    5,513,860
   Lehigh County IDA, PCR, Refunding, Pennsylvania Power &
    Light Co. Project, MBIA Insured,
    Series A, 6.40%, 11/01/21 ................................................................   5,000,000    5,460,650
    Series A, 6.15%, 8/01/29..................................................................   5,550,000    6,064,763
    Series B, 6.40%, 9/01/29 .................................................................  10,000,000   11,107,300
   Lower Providence Township, Sewer Authority Revenue, Refunding, MBIA Insured,
    5.25%, 5/01/14 ...........................................................................   2,000,000    2,049,160
    5.25%, 5/01/22 ...........................................................................   3,750,000    3,762,038
   Luzerne County IDA, Exempt Facility Revenue, Refunding,
    Gas & Water Co. Project, Series A, 6.05%, 1/01/19 ........................................   4,750,000    4,969,165
    AMBAC Insured, 7.00%, 12/01/17 ...........................................................   5,000,000    5,765,050
   Meadville GO, Series A, AMBAC Insured, 5.25%, 10/01/25 ....................................   2,285,000    2,303,349
   Montgomery County Higher Education and Health Authority Revenue,
    Holy Redeemer Hospital, Series A, AMBAC Insured, Pre-Refunded, 7.625%, 2/01/20 ...........   2,375,000    2,536,951
    Jeanes Health System Project, Pre-Refunded, 8.75%, 7/01/20 ...............................   5,000,000    5,615,400
    Pottstown Memorial Medical Center Project, 7.35%, 11/15/05................................   1,315,000    1,446,474
    St. Joseph's University, Refunding, Connie Lee Insured, 6.50%, 12/15/22...................   1,750,000    1,897,210
   Montgomery County IDA, Retirement Community Revenue,
    Adult Community Total Services,
    Refunding, Series A, 5.875%, 11/15/22.....................................................   4,850,000    5,042,885
    Series B, 5.75%, 11/15/17.................................................................   3,000,000    3,091,560
   Montgomery County IDAR,
    PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 ..................   5,000,000    5,473,650
    Refunding, PCR, Philadelphia Electric Co., Series A, 7.60%, 4/01/21 ......................   2,530,000    2,778,446
    Resources Recovery, 7.50%, 1/01/12 .......................................................  10,000,000   10,494,300
   Montgomery County, GO, Refunding, Series B, 5.375%,
    10/15/21.................................................................................. $ 3,400,000  $ 3,488,128
    10/15/25..................................................................................   7,930,000    8,107,711
   Mount Pleasant Business District Authority, Hospital Revenue,
    Refunding, Frick Hospital,
    5.70%, 12/01/13 ..........................................................................   1,205,000    1,227,618
    5.75%, 12/01/17...........................................................................     500,000      508,060
    5.75%, 12/01/27...........................................................................   1,600,000    1,618,912
   Neshaminy School District, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14......................   1,000,000    1,156,680
   New Wilmington Municipal Authority, College Revenue,
  Westminster College, 5.35%, 3/01/28.........................................................   1,500,000    1,484,505
   North Hampton Borough Municipal Authority Water Revenue,
  AMBAC Insured, Pre-Refunded, 7.00%, 9/01/14 ................................................   1,175,000    1,194,106
   North Hampton County IDAR, PCR, Metropolitan Edison Co.,
  Refunding, Series A, MBIA Insured, 6.10%, 7/15/21...........................................   6,100,000    6,601,359
   Northeastern Pennsylvania Hospital and Educational Authority Revenue, Refunding,
    Kings College Project, Series B, 6.00%, 7/15/11  .........................................   1,000,000    1,034,750
    Kings College Project, Series B, 6.00%, 7/15/18 ..........................................   1,000,000    1,029,860
    Wilkes University, 6.125%, 10/01/11.......................................................   5,000,000    5,001,750
   Pennsylvania Convention Center Authority Revenue,
    Series A, Refunding, 6.60%, 9/01/09 ......................................................   5,000,000    5,558,500
   Pennsylvania EDA,
    Exempt Facilities Revenue, MacMillian L.P. Project, 7.60%, 12/01/20 ......................   3,000,000    3,296,010
    Resource Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ....................   5,000,000    5,596,450
   Pennsylvania HFA,
    Refunding, Rental Housing, FNMA Insured, 5.75%, 7/01/14 ..................................  10,000,000   10,306,100
    Refunding, Series 1991-32, 7.15%, 4/01/15 ................................................   4,370,000    4,648,981
    Refunding, SFMR, Series 54-A, 6.15%, 10/01/22 ............................................   1,500,000    1,579,770
    Refunding, SFMR, Series Y, 7.45%, 4/01/16 ................................................   2,665,000    2,783,326
    SFMR, Series 29, 7.375%, 10/01/16 ........................................................   3,560,000    3,783,461
    SFMR, Series 30, 7.30%, 10/01/17 .........................................................   2,580,000    2,756,266
    SFMR, Series 34-A, 6.85%, 4/01/16 ........................................................   3,000,000    3,200,790
    SFMR, Series 34-B, 7.00%, 4/01/24 ........................................................   6,000,000    6,388,680
    SFMR, Series 38, 6.125%, 10/01/24 ........................................................   5,395,000    5,691,293
    SFMR, Series U, 7.80%, 10/01/20 ..........................................................   4,885,000    5,176,683
    SFMR, Series W, 7.80%, 10/01/20 ..........................................................   1,965,000    2,053,366
   Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Loan
    Pool Program, MBIA Insured, 5.625%,
    9/01/13 ..................................................................................   6,010,000    6,369,098
    9/01/14 ..................................................................................   2,870,000    3,041,483
   Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue,
  Philadelphia Funding Project, FGIC Insured,
   Pre-Refunded, 7.00%, 6/15/14 ..............................................................   6,000,000    7,043,880
   Pennsylvania State Finance Authority Revenue, Refunding,
  Municipal Capital Improvements Program, 6.60%, 11/01/09.....................................  12,565,000   13,778,528
   Pennsylvania State Higher Educational Facilities Authority Revenue,
    Drexel University, Refunding, 6.375%, 5/01/17 ............................................   5,220,000    5,512,059
    Health Services, Refunding, Allegheny Delaware Valley, Series A,
    MBIA Insured, 5.875%, 11/15/21............................................................  17,000,000   18,117,750
    Health Services, Refunding, University of Pennsylvania,
    Series A, 5.75%, 1/01/22 .................................................................  10,000,000   10,488,300
    Lycoming College, Pre-Refunded, 8.375%, 10/01/18 .........................................   1,000,000    1,046,000
    Medical College of Pennsylvania, Series A, Pre-Refunded, 8.375%, 3/01/11 .................   1,000,000    1,064,590
    Medical College of Pennsylvania, Series A, Pre-Refunded, 7.50%, 3/01/14 ..................   3,135,000    3,250,556
    Philadelphia College of Textiles and Science, 6.75%, 4/01/20..............................   3,040,000    3,254,229
    Refunding, Allegheny College Project, Series B, 6.125%, 11/01/13 .........................   1,000,000    1,066,180
    Refunding, Allegheny College Project, Series B, 6.00%, 11/01/22 ..........................   3,140,000    3,232,818
    Refunding, Drexel University, MBIA Insured, 5.75%, 5/01/22................................   4,385,000    4,655,598
    Refunding, La Salle University, MBIA Insured, 5.625%, 5/01/17.............................   4,000,000    4,189,480
    State System of Higher Education, Series L, AMBAC Insured,
    Pre-Refunded, 6.20%, 6/15/19  ............................................................   2,220,000    2,380,395
    State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 .................   3,000,000    3,146,310
    Temple University, 7.375%, 10/01/06 ......................................................   1,955,000    1,990,112
    Temple University, 7.40%, 10/01/10 .......................................................   4,505,000    4,583,567
    Widner University, AMBAC Insured, Pre-Refunded, 7.625%, 10/01/13..........................   1,000,000    1,022,480
   Pennsylvania State IDAR, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 ..................   4,250,000    4,606,788
   Pennsylvania State Pooled Finance Authority, Lease Revenue,
  Capital Improvement, Series B, MBIA Insured, 8.00%, 11/01/09 ...............................     890,000      932,649
   Pennsylvania State Turnpike Commission Revenue, Series C, FGIC Insured,
  Pre-Refunded, 7.625%, 12/01/17 .............................................................   1,000,000    1,048,360

   Philadelphia Airport Revenue, Philadelphia Airport System, Series A,
  AMBAC Insured, 6.10%, 6/15/25 .............................................................. $ 5,000,000  $ 5,365,550
   Philadelphia Gas Works Revenue,
    11th Series C, AMBAC Insured, 7.25%, 1/01/10 .............................................     795,000      830,950
    11th Series C, AMBAC Insured, Pre-Refunded, 7.25%, 1/01/10 ...............................     205,000      214,856
    12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20..........................................   1,000,000    1,209,800
    Refunding, 14th Series A, 6.375%, 7/01/26 ................................................  10,100,000   10,694,486
   Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
    Albert Einstein Medical Center, 7.30%, 10/01/08 ..........................................   5,225,000    5,751,889
    Albert Einstein Medical Center, 7.625%, 4/01/11 ..........................................   7,755,000    8,166,558
    Children's Seashore House, Series A, 7.00%, 8/15/17.......................................   1,000,000    1,099,510
    Children's Seashore House, Series B, 7.00%, 8/15/22 ......................................   2,600,000    2,833,636
    Frankford Hospital, Series A, 6.00%, 6/01/14 .............................................   2,500,000    2,636,125
    Refunding, Children's Hospital, Series A, 5.00%, 2/15/21..................................   2,465,000    2,380,081
    Temple University Hospital, 5.875%, 11/15/23 .............................................   5,000,000    5,174,150
   Philadelphia Municipal Authority, Gas Works Lease Revenue, 7.625%, 5/01/14 ................   2,750,000    2,897,593
   Philadelphia Municipal Authority Revenue, Lease,
    Refunding, Series D, 6.30%, 7/15/17 ......................................................   2,000,000    2,142,740
   Philadelphia Parking Authority Airport Revenue,
    Refunding, AMBAC Insured, 5.50%, 9/01/18 .................................................   1,000,000    1,031,820
   Philadelphia RDA, Home Improvement Loan Revenue, FHA Insured,
    Series A, 7.375%, 6/01/03 ................................................................     105,000      106,050
    Series B, 6.10%, 6/01/17..................................................................   1,000,000    1,050,070
   Philadelphia RDA, Housing Revenue,
    Sub-Series 2, 8.625%, 8/01/26 ............................................................     265,000      269,696
    Sub-Series 3, 8.00%, 8/01/13..............................................................     500,000      517,145
   Philadelphia School District, Series B, AMBAC Insured,
    5.50%, 9/01/15 ...........................................................................   5,000,000    5,217,800
    5.375%, 4/01/22 ..........................................................................   2,995,000    3,034,564
   Philadelphia Water and Sewer Revenue,
    ETM, 10th Series, 7.35%, 9/01/04 .........................................................   6,875,000    7,896,556
   Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 6/15/13 ......................  10,000,000   10,286,200
   Pittsburgh Urban RDA,
    Mortgage Revenue, Series A, 7.15%, 10/01/27...............................................     840,000      917,734
    Mortgage Revenue, Series D, 6.25%, 10/01/17 ..............................................   1,700,000    1,839,910
    Oliver Garage Project, FGIC Insured, 5.45%, 6/01/28.......................................   3,500,000    3,529,890
    SFMR, Series B, GNMA Secured, 7.375%, 12/01/16 ...........................................   2,235,000    2,332,267
   Pittsburgh Water and Sewer System Authority Revenue, Refunding,
  FGIC Insured, ETM, 7.25%, 9/01/14 ..........................................................   1,250,000    1,529,863
   Pottstown Borough Authority, Pre-Refunded, Sewer Revenue,
    FSA Insured, 7.70%, 11/01/21 .............................................................   4,000,000    4,178,080
   Rose Tree Media School District, FGIC Insured, 5.85%, 2/15/17 .............................   5,000,000    5,275,750
   Schuylkill County IDA, Resources Recovery Revenue, Refunding,
  Schuylkill Energy Resources Inc., 6.50%, 1/01/10 ...........................................  17,310,000   17,907,714
   Schuylkill County RDA, Lease Revenue, Series A, FGIC Insured, 7.125%, 6/01/13 .............   1,500,000    1,665,495
   Scranton-Lackawanna Health and Welfare Authority Revenue,
  Allied Services, Series C, FHA Insured,
   Pre-Refunded, 8.125%, 1/15/28 .............................................................     500,000      517,865
b  Scranton School District, AMBAC Insured, 5.20%, 4/01/18 ...................................   5,275,000    5,275,000
b  Seneca Valley School District, Refunding, Series AA, FGIC Insured, 5.15%, 2/15/20 .........   3,910,000    3,859,248
   South Fork Municipal Authority, Hospital Revenue, MBIA Insured,
    Conemaugh Valley Memorial Hospital Project, Series A, 5.75%, 7/01/26 .....................  10,000,000   10,532,300
    Refunding, Good Samaritan Medical Center,
    Johnstown Project, Series B, 5.25%, 7/01/26 ..............................................   5,000,000    5,015,400
   Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured,
    5.375%, 3/01/22 ..........................................................................   4,000,000    4,101,800
    Series A, 5.75%, 3/01/20 .................................................................   9,660,000   10,249,936
   State Public School Building Authority Revenue, Refunding,
    Cornell School District Project, Series B, MBIA Insured, 5.375%, 9/01/12 .................   2,165,000    2,240,277
    Shenandoah Valley School District Project, AMBAC Insured, 7.375%, 9/15/10 ................   1,000,000    1,068,120
   Temple University, System of Higher Education, Pennsylvania Hospital Revenue,
   Series A, FHA Insured, Pre-Refunded, 7.25%, 8/01/16 .......................................   1,975,000    2,003,559
   Union School District, AMBAC Insured, Pre-Refunded, 7.25%, 4/01/15.........................   3,000,000    3,008,100
   University of Pittsburgh, Higher Education, Refunding,
    Series B, MBIA Insured, 5.00%, 6/01/21....................................................  10,000,000    9,863,900
   Upper St. Clair Township School District, Refunding, 5.20%, 7/15/27........................   5,000,000    5,025,400
   Westmoreland County IDAR, Refunding, Citizen's General Hospital Project,
    Series A, 8.25%, 7/01/13..................................................................   1,500,000    1,531,035

   Westtown Township, Sewer Revenue, FSA Insured, 5.25%, 12/15/27............................. $ 3,270,000  $ 3,269,706
   Wilkes Barre Area School District, FGIC Insured,
    6.375%, 4/01/15 ..........................................................................   3,000,000    3,302,610
    Refunding, 5.25%, 4/01/16.................................................................   1,385,000    1,398,878
                                                                                                          -------------
   Total Long Term Investments (Cost $686,967,242) ...........................................             $736,091,565
                                                                                                          -------------
 a Short Term Investments .1%
   Pennsylvania State Higher Educational Facilities Authority Revenue,
 Council of Independent Colleges, Waynesburg College,
 Weekly VRDN and Put, 3.35%, 4/01/17 (Cost $800,000)..........................................     800,000      800,000
                                                                                                          -------------
   Total Investments (Cost $687,767,242) 99.7%................................................              736,891,565
   Other Assets, less Liabilities .3% ........................................................                2,148,939
                                                                                                          -------------
   Net Assets 100.0% .........................................................................             $739,040,504
                                                                                                          =============

See glossary of terms on page 141.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Puerto Rico Tax-Free Income Fund
                                                                                     Year Ended February 28,
Class I                                                                     1998     1997     19961      1995      1994
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $11.51   $11.59    $11.31    $11.83    $11.81
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .62      .65       .66       .67       .68
 Net realized and unrealized gains (losses) .........................           .36      .02       .30      (.50)      .03
                                                                     -----------------------------------------------------
Total from investment operations.....................................           .98      .67       .96       .17       .71
                                                                     -----------------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.62)    (.65)***  (.67)     (.69)     (.69)
 Net realized gains..................................................          (.01)    (.10)     (.01)    --        --
                                                                     -----------------------------------------------------
Total distributions..................................................          (.63)    (.75)     (.68)     (.69)     (.69)
                                                                     -----------------------------------------------------
Net asset value, end of year.........................................        $11.86   $11.51    $11.59    $11.31    $11.83
                                                                     =====================================================

Total return*........................................................          8.78%    6.03%     8.68%     1.60%     5.95%

Ratios/supplemental data
Net assets, end of year (000's)......................................       $210,325 $192,525  $190,577  $176,888  $175,036
Ratios to average net assets:
 Expenses............................................................           .75%     .73%      .74%      .73%      .66%
 Net investment income ..............................................          5.35%    5.62%     5.71%     5.95%     5.77%
Portfolio turnover rate..............................................          7.94%   21.09%    27.99%    18.30%     5.10%

Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $11.53   $11.62    $11.32
                                                                     ---------------------------------
Income from investment operations:
 Net investment income ..............................................           .56      .58       .50
 Net realized and unrealized gains ..................................           .34      .02       .30
                                                                     ---------------------------------
Total from investment operations.....................................           .90      .60       .80
                                                                     ---------------------------------
Less distributions from:
 Net investment income ..............................................          (.55)    (.59)     (.49)
 Net realized gains..................................................          (.01)    (.10)     (.01)
                                                                     ----------------------------------
Total distributions..................................................          (.56)    (.69)     (.50)
                                                                     ----------------------------------
Net asset value, end of year.........................................        $11.87   $11.53    $11.62
                                                                     =================================

Total return*........................................................          8.07%    5.33%     7.21%

Ratios/supplemental data
Net assets, end of year (000's)......................................        $3,615   $1,679      $533
Ratios to average net assets:
 Expenses............................................................          1.31%    1.30%     1.32%**
 Net investment income ..............................................          4.78%    5.04%     5.16%**
Portfolio turnover rate..............................................          7.94%   21.09%    27.99%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***Includes distributions in excess of net investment income in the amount of $0.006.
+Includes distributions in excess of net investment income in the amount of $0.001.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998



                                                                                                  PRINCIPAL
 Franklin Puerto Rico Tax-Free Income Fund                                                         AMOUNT       VALUE
  Long Term Investments 97.2%
   Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 .......................................................................... $ 1,675,000  $ 1,841,395
    6.70%, 10/01/23 ..........................................................................   5,800,000    6,434,230
   Guam Government GO, Series A,
    5.90%, 9/01/05 ...........................................................................   4,575,000    4,650,167
    6.00%, 9/01/06 ...........................................................................   1,085,000    1,101,969
   Guam Government Limited Obligation Highway, Refunding, Series A, 6.30%, 5/01/12............   5,590,000    6,080,243
   Guam Power Authority Revenue,
    GO, 6.30%, 10/01/22.......................................................................   7,190,000    7,627,727
    Series A, 5.25%, 10/01/23 ................................................................     520,000      509,933
    Series A, 6.75%, 10/01/24 ................................................................   2,680,000    2,967,510
   Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue,
 Port Saipan Improvement, Series A, 6.85%, 10/01/25 ..........................................   5,000,000    5,317,050
   Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.40%, 7/01/11 .............................................................   3,905,000    4,457,714
    Refunding, MBIA Insured, 5.75%, 7/01/24 ..................................................   2,000,000    2,113,600
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     bSeries A, 5.00%, 7/01/38................................................................   1,500,000    1,425,285
    Series Y, 6.00%, 7/01/22..................................................................   8,000,000    8,511,120
   Puerto Rico Commonwealth Highway Authority Revenue, Pre-Refunded,
    Refunding, Series N, 8.00%, 7/01/03.......................................................      70,000       72,402
    Series P, 8.125%, 7/01/13 ................................................................   3,925,000    4,060,570
    Series Q, 7.75%, 7/01/10 .................................................................     350,000      387,037
   Puerto Rico Commonwealth IDC, General Purpose Revenue,
    Series B, 5.375%, 7/01/16 ................................................................   5,000,000    5,094,350
   Puerto Rico Commonwealth Infrastructure Financing Authority,
    Special Tax Revenue, Series A,
    7.90%, 7/01/07 ...........................................................................   3,000,000    3,099,960
    7.75%, 7/01/08 ...........................................................................   2,300,000    2,373,278
    7.50%, 7/01/09 ...........................................................................   2,600,000    2,680,600
    AMBAC Insured, 5.00%, 7/01/28.............................................................   2,000,000    1,957,060
   Puerto Rico Commonwealth Public Improvement, Refunding, 5.00%, 7/01/26 ....................   2,000,000    1,962,400
   Puerto Rico Commonwealth Urban Renewal and Housing Corp.,
    Refunding, 7.875%, 10/01/04...............................................................   3,350,000    3,596,694
   Puerto Rico Electric Power Authority Revenue,
    Refunding, Series M, Pre-Refunded, 8.00%, 7/01/08 ........................................   1,000,000    1,034,310
    Refunding, Series U, 6.00%, 7/01/14.......................................................     700,000      761,684
    Series O, 7.125%, 7/01/14 ................................................................   1,525,000    1,608,097
    Series P, Pre-Refunded, 7.00%, 7/01/11 ...................................................     615,000      684,071
    Series P, Pre-Refunded, 7.00%, 7/01/21 ...................................................   1,000,000    1,112,310
    Series T, 6.375%, 7/01/24 ................................................................  10,000,000   11,044,000
    Series X, 6.125%, 7/01/21 ................................................................   7,225,000    7,823,086
   Puerto Rico HFC, SFMR, Portfolio 1, Series C, GNMA Secured, 6.85%, 10/15/23................   2,320,000    2,476,670
   Puerto Rico HFC Revenue,
    FHA Mortgage Insured, Section 8 Assisted, Sixth Portfolio,
    Pre-Refunded, 7.75%, 12/01/26 ............................................................   2,060,000    2,549,085
    MF, Portfolio A, Series I, 7.50%, 10/01/15 ...............................................     420,000      441,790
    MF, Series A, 8.25%, 6/01/11 .............................................................     360,000      360,000
    MFMR, Portfolio 1, Series A, 7.50%, 4/01/22...............................................   1,750,000    1,844,325
   Puerto Rico Housing Bank and Financing Authority, SFMR,
    Affordable Housing Mortgage, First Portfolio, 6.25%, 4/01/29 .............................   2,990,000    3,181,300
    Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 ...........................................     955,000    1,027,389
   Puerto Rico Industrial, Medical and Environmental Facilities, PCFA,
    Baxter Travenol Labs., Series A, 8.00%, 9/01/12 ..........................................   4,010,000    4,209,939
    PepsiCo, Inc. Project, 6.25%, 11/15/13 ...................................................     900,000      991,494
    Special Facilities, American Airlines, Series A, 6.45%, 12/01/25..........................   2,000,000    2,187,600
   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
   Control Facilities, Financing Authority,
    Hospital Revenue, Hospital Auxilio Mutuo Obligation Group, Series A,
    MBIA Insured, 5.50%, 7/01/17..............................................................   2,750,000    2,877,270
    Hospital Revenue, Hospital Auxilio Mutuo Obligation Group, Series A,
    MBIA Insured, 6.25%, 7/01/24..............................................................   8,445,000    9,287,558
    Hospital Revenue, Mennonite General Hospital Project, Series A, 5.625%, 7/01/17...........     950,000      965,552
    Hospital Revenue, Mennonite General Hospital Project, Series A, 6.50%, 7/01/26............   5,000,000    5,485,200
    Hospital Revenue, Mennonite General Hospital Project, Series A, 5.625%, 7/01/27...........   1,000,000    1,012,780
    Hospital Revenue, Refunding, Dr. Pila Hospital Project, Series A, 6.125%, 8/01/25 ........   2,500,000    2,717,650
    Hospital Revenue, Refunding, Dr. Pila Hospital Project, Series A, 6.25%, 8/01/32 .........     500,000      543,795
   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
    Control Facilities, Financing Authority, (cont.)
    Industrial Revenue, Guaynabo Municipal Government Center, Series A, 5.625%, 7/01/15 ...... $ 6,550,000  $ 6,717,025
    Industrial Revenue, Teachers Retirement System Revenue, Series B, 5.50%, 7/01/16..........   3,175,000    3,296,380
    Industrial Revenue, Teachers Retirement System Revenue, Series B, 5.50%, 7/01/21..........   6,585,000    6,799,210
   Puerto Rico Municipal Finance Agency, Series A,
    Pre-Refunded, 8.25%, 7/01/08 .............................................................   4,550,000    4,708,977
    6.50%, 7/01/19 ...........................................................................   2,000,000    2,226,500
   Puerto Rico PBA, Guaranteed Government Facilities, Series A,
    AMBAC Insured, 5.75%, 7/01/22.............................................................   1,000,000    1,058,330
   Puerto Rico Port Authority Revenue,
    Series D, FGIC Insured, 6.00%, 7/01/21....................................................   1,250,000    1,288,138
    Special Facilities, American Airlines, Series A, 6.30%, 6/01/23...........................   5,500,000    5,894,680
    Special Facilities, American Airlines, Series A, 6.25%, 6/01/26...........................   1,900,000    2,069,081
   Puerto Rico Telephone Authority Revenue,
    Series L, 6.125%, 1/01/22 ................................................................   6,450,000    6,861,446
    Series N, 5.50%, 1/01/13..................................................................     500,000      514,555
    Series N, 5.50%, 1/01/22..................................................................   2,375,000    2,416,658
   University of Puerto Rico, University System Revenues, Series M, MBIA Insured,
    5.50%, 6/01/15 ...........................................................................   4,000,000    4,179,360
    5.25%, 6/01/25 ...........................................................................   6,145,000    6,211,735
   Virgin Islands HFA, SFR, Refunding, Series A, GNMA Insured,
    6.45%, 3/01/16 ...........................................................................     950,000    1,011,256
    6.50%, 3/01/25 ...........................................................................   2,250,000    2,402,978
   Virgin Islands Water and Power Authority, Electric System Revenue,
    Series A, 7.40%, 7/01/11 .................................................................   5,390,000    5,824,321
                                                                                                         --------------
   Total Long Term Investments (Cost $193,112,122)............................................              208,029,879
                                                                                                         --------------
 a Short Term Investments 1.0%
   Puerto Rico Commonwealth Government Development Bank, Refunding,
  MBIA Insured, Weekly VRDN and Put, 2.90%,
 12/01/15 (Cost $2,000,000)...................................................................   2,000,000    2,000,000
                                                                                                         --------------
   Total Investments (Cost $195,112,122) 98.2% ...............................................              210,029,879
   Other Assets, less Liabilities 1.8% .......................................................                3,909,857
                                                                                                         --------------
   Net Assets 100.0% .........................................................................             $213,939,736
                                                                                                         ==============

See glossary of terms on page 141.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed basis.

FRANKLIN TAX-FREE TRUST
Financial Highlights




Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                                                     Year Ended February 28,
Class I                                                                     1998     1997      1996      1995      1994
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $10.94   $10.95    $10.48    $10.80    $10.54
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .53      .55       .55       .54       .52
 Net realized and unrealized gains (losses) .........................           .33     (.01)      .47      (.33)      .29
                                                                     -----------------------------------------------------
Total from investment operations.....................................           .86      .54      1.02       .21       .81
                                                                     -----------------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.55)    (.55)     (.55)     (.53)     (.55)
                                                                     ------------------------------------------------------
Net asset value, end of year.........................................        $11.25   $10.94    $10.95    $10.48    $10.80
                                                                     =====================================================
Total return*........................................................          8.02%    5.12%     9.93%     (.20%)    7.82%

Ratios/supplemental data
Net assets, end of year (000's)......................................       $139,545 $104,715   $85,967   $73,977   $67,603
Ratios to average net assets:
 Expenses............................................................           .75%     .68%      .65%      .56%      .30%
 Expenses excluding waiver and payments by affiliate.................           .82%     .84%      .85%      .84%      .89%
 Net investment income ..............................................          4.83%    5.16%     5.12%     5.25%     4.93%
Portfolio turnover rate..............................................         23.32%   22.54%     3.35%    38.46%    28.76%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998


                                                                                                  PRINCIPAL
 Franklin Federal Intermediate-Term Tax-Free Income Fund                                           AMOUNT       VALUE
 Long Term Investments 103.3%
 Alabama .8%
 Morgan County, Decatur Health Care Authority, Hospital Revenue, Refunding,
 Connie Lee Insured, 5.80%, 3/01/04 ........................................................... $1,000,000  $ 1,080,680
                                                                                                          -------------
 Alaska .5%
 Alaska State HFC, Collateral, First Series, Veteran's Mortgage Program,
 5.80%, 6/01/04 ...............................................................................    470,000      501,833
 Anchorage Parking Authority Lease Revenue, Refunding, 5th Avenue Garage
 Project, 6.50%, 12/01/02  ....................................................................    200,000      215,212
                                                                                                          -------------
                                                                                                                717,045
                                                                                                          -------------
   Arizona 1.7%
   Maricopa County COP, 5.625%, 6/01/00 .......................................................  1,000,000    1,019,590
   Maricopa County School District No. 40, Glendale Improvement, 6.10%, 7/01/08................  1,000,000    1,087,760
   Mohave County IDA, Hospital Systems Revenue, Refunding,
    Medical Environments, Inc., Phoenix Hospital and Medical Center,
    ETM, 6.00%, 7/01/00 .......................................................................    200,000      209,326
   Phoenix HFC, Mortgage Revenue, Refunding, Project A, MBIA Insured, 6.00%, 7/01/02 ..........     55,000       58,028
                                                                                                          -------------
                                                                                                              2,374,704
                                                                                                          -------------
   California 12.4%
   ABAG Finance Corp., COP, Association XXVI, Series B, 6.30%, 10/01/02 .......................    100,000      107,065
   Bakersfield Public Financing Authority Revenue, Refunding, Series A, 5.80%, 9/15/05 ........  3,000,000    3,171,150
   California Educational Facilities Authority Revenue, Pooled College and
    University Financing, Refunding, Series B, 5.90%, 6/01/03 .................................  1,500,000    1,592,640
   California Statewide CDA Revenue, COP, Refunding, Health Facilities,
    Barton Memorial Hospital, Series B, 6.40%, 12/01/05 .......................................    300,000      324,477
   California Statewide Community Development Corp., COP,
    Pacific Homes, Series A, 5.90%, 4/01/09 ...................................................  1,000,000    1,060,360
   Coalinga Public Financing Authority Revenue, Series B, 6.10%, 9/15/04 ......................    300,000      307,974
   Coastside County Water District Improvement Bond, 1915 Act,
    Refunding, Crystal Springs Project
    5.10%, 9/02/03.............................................................................    500,000      499,570
    5.30%, 9/02/05.............................................................................    630,000      629,225
   Fresno Joint Powers Financing Authority, Local Agency Revenue,
    Refunding, Series A, 6.00%, 9/02/01........................................................  1,000,000    1,036,880
   Los Angeles County Transportation Commission,
   COP, Series B, 5.90%, 7/01/00 ..............................................................    100,000      104,534
   Paso Robles USD, COP, Measure D, Capital Projects,
    Pre-Refunded, Phase III, 5.75%, 8/01/02 ...................................................    200,000      203,702
   San Diego Port Facilities Revenue, Refunding, National
    Steel and Shipbuilding Co., 6.60%, 12/01/02 ...............................................    100,000      106,280
   San Francisco City and County RDA, Mortgage Revenue,
    Refunding, Series A, MBIA Insured, 6.125%, 7/01/02 ........................................    100,000      100,521
   San Francisco Downtown Parking Corp., Parking Revenue, 6.25%, 4/01/04  .....................    200,000      220,198
   San Joaquin County COP, General Hospital Project, 5.90%, 9/01/03 ...........................    200,000      212,988
 d San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
    Refunding, Series A, (original accretion rate 5.65%), 1/15/17..............................  3,000,000    1,940,790
   San Ramon Valley USD, COP, Measure A, Capital Projects, Series A, 5.95%, 10/01/01 ..........  2,000,000    2,125,900
   Santa Clara Improvement Bond, 1915 Act, Refunding,
    Reassessment District 187, Series 1,
    5.00%, 9/02/06.............................................................................    465,000      461,508
    5.25%, 9/02/11 ............................................................................  1,000,000      989,520
   Snowline Joint USD, COP, ETM,
    5.60%, 7/01/01 ............................................................................    260,000      272,566
    5.70%, 7/01/02 ............................................................................    275,000      292,817
    5.80%, 7/01/03 ............................................................................    290,000      313,351
   Solano County COP, Refunding, Justice Facility and Public Building Project, 5.875%, 10/01/05    400,000      421,236
   Southern California Rapid Transit District Revenue, Special Benefit AD A2, 6.00%, 9/01/02 ..    100,000      106,498
   Susanville Public Financing Authority Revenue, Series A, AMBAC Insured,
    5.90%, 9/01/02 ............................................................................     25,000       26,600
    6.00%, 9/01/03 ............................................................................    100,000      106,460
   Tahoe City PUD, COP, Capital Facilities Project, Series B, 6.05%, 6/01/01 ..................    500,000      522,020
   Tuolumne County COP, Multiple Facilities Project, 6.00%, 6/01/99 ...........................    100,000      101,445
                                                                                                          -------------
                                                                                                             17,358,275
                                                                                                          -------------
   Colorado 3.8%
   Denver City and County Airport Revenue,
    Series A, 7.00%, 11/15/99 .................................................................  3,000,000    3,135,450
    Series C, 6.25%, 11/15/00 .................................................................    335,000      349,619
   Montrose County COP, 6.20%, 6/15/03 ........................................................  1,500,000    1,607,625
   Summit County Recreational Facilities Revenue, Refunding,
  Copper Mountain, Mandatory Put 10/01/99, 5.90%, 4/01/17 .....................................    255,000      262,668
                                                                                                          -------------
                                                                                                              5,355,362
                                                                                                          -------------

   Connecticut 1.9%
   Connecticut HFA, Housing Mortgage Finance, Series C-2, 6.00%, 11/15/10 ..................... $2,000,000  $ 2,131,720
   Connecticut State Health and Educational Facilities Authority Revenue,
    Sacred Heart University, Refunding, Series C, 6.00%, 7/01/05 ..............................    560,000      594,300
                                                                                                          -------------
                                                                                                              2,726,020
                                                                                                          -------------
   District of Columbia .5%
   District of Columbia GO, Refunding, Series A, 5.875%, 6/01/05  .............................    700,000      747,719
                                                                                                          -------------
   Florida 9.5%
   Alachua County Health Facilities Authority Revenue, Santa Fe Health
    Systems Project, Pre-Refunded, 6.875%, 11/15/02............................................    115,000      122,055
   Dade County Aviation Revenue, Miami International Airport,
    Series B, FSA Insured, 5.00%, 10/01/11.....................................................  2,000,000    2,017,420
   Gateway Services District, Transportation/Roadway Service Charges,
    8.50%, 5/01/04 ............................................................................  2,215,000    2,421,327
   Meadow Pointe II Community Development District,
    Capital Improvement Revenue, 6.00%, 7/01/01................................................  2,395,000    2,439,427
   Nassau County PCR, Refunding, ITT Rayonier, Inc. Project, 6.25%, 6/01/10....................  1,000,000    1,067,330
   Northern Palm Beach County Water Control District, Refunding,
    Unit Development No. 31, 6.60%, 11/01/03
    Program 1 .................................................................................    405,000      430,410
    Program 2 .................................................................................    320,000      340,077
   Pace Property Financial Authority, Inc., Utilities System Revenue,
    Refunding and Improvement, AMBAC Insured, 5.125%, 9/01/10..................................    425,000      435,578
   Palm Bay Lease Revenue, Refunding, Florida Education and Research
    Foundation Project, Series A, 6.10%, 9/01/03 ..............................................    795,000      834,631
   Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care, Inc. Project,
    6.20%, 12/01/08 ...........................................................................    275,000      299,228
    6.30%, 12/01/09 ...........................................................................    580,000      630,849
 c Palm Beach County Solid Waste IDR, Okeelanta Power Project, Series A, 6.375%, 2/15/07.......  1,400,000    1,092,000
   Pembroke Pines Special Assessment, No. 94-1, 5.75%, 11/01/05................................  1,000,000    1,051,050
                                                                                                          -------------
                                                                                                             13,181,382
                                                                                                          -------------
   Georgia 3.4%
   Fulton County Development Authority, Special Facilities Revenue, Refunding,
    Delta Air Lines, Inc. Project, 6.85%, 11/01/07.............................................    100,000      108,747
   Macon Bibb County Urban Development Authority Revenue, Refunding, MFHR,
    Series A, MBIA Insured, 5.00%, 1/01/07.....................................................  1,290,000    1,317,606
   Wayne County Development Authority, PCR, Refunding,
   ITT Rayonier, Inc. Project, 6.10%, 11/01/07.................................................  3,105,000    3,319,680
                                                                                                          -------------
                                                                                                              4,746,033
                                                                                                          -------------
   Hawaii .4%
   Hawaii State Department of Budget and Finance,
    Special Purpose Revenue, Kapi'Olani Health Obligation, 5.60%, 7/01/06......................    500,000      532,085
                                                                                                          -------------
   Illinois 2.9%
   Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 ......    850,000      904,069
   Illinois HDA Revenue, Homeowner Mortgage, Sub-Series A-1, 6.10%, 2/01/05 ...................    360,000      389,858
   Illinois Health Facilities Authority Revenue,
    St. Elizabeth's Hospital, 6.00%, 7/01/05 ..................................................    425,000      456,148
    Victory Health Services, Series A, 5.25%, 8/15/09..........................................  1,170,000    1,192,581
   Metropolitan Pier and Exposition Authority, Hospitality Facilities Revenue,
    McCormick Place Convention, 5.75%, 7/01/06.................................................  1,000,000    1,047,640
                                                                                                          -------------
                                                                                                              3,990,296
                                                                                                          -------------
   Indiana 4.3%
   Franklin EDR, Refunding, Hoover Universal, Inc. Project, Johnson Controls, 6.10%, 12/01/04..  2,000,000    2,182,920
   Indianapolis Local Public Improvement Bond Bank, Series D, Refunding, 6.10%, 2/01/02 .......    100,000      107,262
   Sullivan PCR, Refunding, Michigan Power Company Project, Series C, 5.95%, 5/01/09...........  3,500,000    3,663,450
                                                                                                          -------------
                                                                                                              5,953,632
                                                                                                          -------------
   Iowa .2%
   Iowa State Financial Authority, Hospital Facilities Revenue, Refunding,
    Trinity Regional Hospital Project, ETM, 6.50%, 7/01/00.....................................    200,000      209,620
                                                                                                          -------------
   Kentucky 1.9%
   Kenton County Airport Board Revenue, Special Facilities,
    Delta Airlines Project, Series A, 6.75%, 2/01/02...........................................    100,000      107,716
   Kentucky Economic Development Financing Authority,
    Hospital System Revenue, Refunding & Improvement, Appalachian Regional,
    5.70%, 10/01/10............................................................................  1,000,000    1,029,890
    5.75%, 10/01/11............................................................................  1,500,000    1,544,715
                                                                                                          -------------
                                                                                                              2,682,321
                                                                                                          -------------

   Louisiana .2%
   Calcasieu Parish Public Trust Authority, Mortgage Revenue,
    Refunding, Series B, 6.375%, 11/01/02......................................................   $ 25,000     $ 26,646
   Louisiana State Offshore Terminal Authority, Deepwater
    Port Revenue, Refunding, First Stage, Loop, Inc., Series B, 6.20%, 9/01/03 ................    100,000      108,443
   Louisiana State Public Facilities Authority Revenue, Refunding,
    Student Loan, Series A-1, 6.20%, 3/01/01 ..................................................     80,000       84,018
                                                                                                          -------------
                                                                                                                219,107
                                                                                                          -------------
   Maryland .2%
   Baltimore Economic Development Lease Revenue, Refunding,
    Armistead Partnership, Series A, 6.75%, 8/01/02 ...........................................    200,000      216,556
   Massachusetts 3.0%
 b Massachusetts Educational Finance Authority, Educational Loan Revenue,
    Issue G, MBIA Insured, 5.00%, 12/01/11 ....................................................  2,000,000    1,993,940
   Massachusetts State Industrial Finance Agency, Revenue, Series D,
    Youville Senior Care, 5.50%, 10/01/12 .....................................................  1,745,000    1,780,877
New England Educational Loan Marketing Corp., Student Loan Revenue,
    Refunding, Series B, 5.60%, 6/01/02 .......................................................    415,000      433,883
                                                                                                          -------------
                                                                                                              4,208,700
                                                                                                          -------------
   Michigan 1.6%
   Chippewa County Hospital Financing Authority, Hospital Facilities Revenue,
    Refunding, Chippewa County War Memorial, Series B,
    5.30%, 11/01/07............................................................................    815,000      825,383
    5.625%, 11/01/14 ..........................................................................    350,000      353,997
   Detroit GO, Refunding, Series B, 6.375%, 4/01/06 ...........................................  1,000,000    1,103,800
                                                                                                          -------------
                                                                                                              2,283,180
                                                                                                          -------------
   Minnesota .2%
   Minneapolis CDA, Supported Development Revenue, Common Bond Fund,
    Series 91-5A, 7.20%, 12/01/04 .............................................................    200,000      218,006
                                                                                                          -------------
   Mississippi .5%
   Mississippi Development Bank, Special Obligation, Refunding, Oktibbeha
 County Hospital Revenue Project, 5.65%, 7/01/06 ..............................................    725,000      751,716
                                                                                                          -------------
   Missouri 1.5%
 b Lake of the Ozarks Community Bridge Corp., Bridge System Revenue,
 Refunding, 5.00%, 12/01/08 ...................................................................  1,500,000    1,488,810
   West Plains Industrial Development Authority, Hospital Revenue,
 Refunding, Ozarks Medical Center, 5.00%, 11/15/04 ............................................    560,000      563,758
                                                                                                          -------------
                                                                                                              2,052,568
                                                                                                          -------------
   Nebraska .7%
 b Nebraska Higher Education Loan Program, Inc. Revenue, Subject Lien,
    Series A-6, 6.70%, 12/01/02 ...............................................................    300,000      321,261
   Wayne State College Revenue, Refunding, Student Fees and Facilities, MBIA Insured,
    5.00%, 7/01/09.............................................................................    250,000      254,420
    5.05%, 7/01/10.............................................................................    365,000      370,705
                                                                                                          -------------
                                                                                                                946,386
                                                                                                          -------------
   Nevada 1.6%
   Sparks Redevelopment Agency, Tax Allocation Revenue, Refunding,
    Asset Guaranty, 5.15%, 1/15/08.............................................................  2,110,000    2,184,124
                                                                                                          -------------
   New Hampshire 1.1%
   New Hampshire Higher Educational and Health Facilities Authority Revenue,
    Refunding, New Hampshire Catholic Charities,
    Series A, 5.10%, 7/01/04...................................................................  1,540,000    1,569,399
                                                                                                          -------------
   New Jersey .8%
   New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02  ..................     80,000       84,298
   New Jersey Health Care Facilities Financing Authority Revenue, Refunding,
    Monmouth Medical Center, Series C, FSA Insured,  5.80%, 7/01/04............................  1,000,000    1,086,840
                                                                                                          -------------
                                                                                                              1,171,138
                                                                                                          -------------
   New York 16.1%
 b Metropolitan Transportation Authority, Commuter Facilities Revenue,
    Refunding, Services Contract, Series R, 5.50%, 7/01/11 ....................................  2,215,000    2,272,701
   New York City GO,
    Refunding, Series C, 6.50%, 8/01/04 .......................................................    515,000      561,659
    Refunding, Series C, 6.50%, 8/01/07 .......................................................  1,850,000    2,017,610
    Refunding, Series H, 5.90%, 8/01/09........................................................    500,000      543,630
    Refunding, Series J, 6.00%, 8/01/08 .......................................................  3,000,000    3,272,340
    Series B, 6.25%, 10/01/01  ................................................................     95,000      101,398
    Series B, ETM, 6.25%, 10/01/01 ............................................................      5,000        5,357

   New York (cont.)
   New York City GO, (cont.)
    Series H, 7.00%, 2/01/05 ..................................................................   $ 75,000     $ 82,536
    Series H, Pre-Refunded, 7.00%, 2/01/05  ...................................................    175,000      195,724
    Series J, 6.00%, 2/15/04 ..................................................................  1,000,000    1,077,470
   New York City Health and Hospital Corp. Revenue, Refunding,
    Series A, 6.00%, 2/15/06 ..................................................................  2,500,000    2,658,775
   New York City IDA, Civic Facilities Revenue, New York Blood
    Center, Inc. Project, ETM, 6.80%, 5/01/02..................................................     90,000       95,522
   New York State Dormitory Authority Revenue, Refunding,
    Mental Health Services Facilities Improvement, Series D, 5.60%, 2/15/07 ...................    140,000      148,483
 bNorth General Hospital, Series G, 5.20%, 2/15/13 ............................................  2,000,000    1,991,700
   New York State HFA, Refunding, Series A, 5.90%, 5/01/05.....................................  1,000,000    1,065,900
   New York State Tollway Authority, Service Contract Revenue, Local Highway and Bridge,
    5.75%, 4/01/08.............................................................................    500,000      536,745
    5.90%, 4/01/08.............................................................................  1,000,000    1,072,500
    5.75%, 4/01/09.............................................................................  1,150,000    1,225,061
 b New York State Urban Development Corp. Revenue, Refunding, Correctional Capital Facilities,
    5.00%, 1/01/12.............................................................................    745,000      730,391
    5.10%, 1/01/12.............................................................................    380,000      376,257
   Oneida-Herkimer Solid Waste Management Authority, Solid Waste Systems
  Revenue, Refunding, 6.20%, 4/01/00 ..........................................................    100,000      103,267
   Port Authority of New York and New Jersey, Special Obligation Revenue,
    3rd Installment, 7.00%, 10/01/07...........................................................  1,000,000    1,168,080
   Ulster County Resident Recovery Agency, Solid Waste System Revenue, 5.90%, 3/01/07 .........  1,100,000    1,175,559
                                                                                                          -------------
                                                                                                             22,478,665
                                                                                                          -------------
   Ohio 1.3%
   Franklin County Health Care Facilities Revenue, Refunding, Ohio Presbyterian Services,
    5.25%, 7/01/08 ............................................................................    575,000      574,500
    5.40%, 7/01/10.............................................................................    775,000      775,628
    5.50%, 7/01/11.............................................................................    500,000      502,625
                                                                                                          -------------
                                                                                                              1,852,753
                                                                                                          -------------
   Oklahoma 2.3%
   Jackson County Memorial Hospital Authority Revenue, Refunding, Jackson County
    Memorial Hospital Project, 6.75%, 8/01/04 .................................................  2,020,000    2,159,178
   Valley View Hospital Authority Revenue, Refunding, Valley View Regional
    Medical Center, 5.75%, 8/15/06 ............................................................  1,000,000    1,021,410
                                                                                                          -------------
                                                                                                              3,180,588
                                                                                                          -------------
   Oregon 1.5%
   Clackamas County, Hospital Facility Authority Revenue, Refunding,
    Willamette View, Inc., Project, 6.00%, 11/01/06 ...........................................    500,000      526,490
   Hillsboro Hospital, Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 ...............  1,000,000    1,038,310
   Port Umpqua PCR, Refunding, International Paper Company Projects, Series A, 5.05%, 6/01/09 .    500,000      507,680
                                                                                                          -------------
                                                                                                              2,072,480
                                                                                                          -------------
   Pennsylvania 4.6%
   Cambria County Hospital Development Authority Revenue, Refunding and
    Improvement, Conemaugh Valley Hospital, Series B,
 Connie Lee Insured, 5.90%, 7/01/03 ...........................................................    100,000      107,535
   Chartiers Valley Industrial and Commercial Development Authority,
 First Mortgage Revenue, Asbury Place Project, 6.25%, 2/01/06..................................    320,000      345,629
   Clarion County Hospital Authority Revenue, Refunding,
 Clarion Hospital Project, 5.40%, 7/01/07 .....................................................  1,135,000    1,157,394
 b Lancaster County Solid Waste Management Authority, Resource Recovery
 System Revenue, Series A, AMBAC Insured, 5.00%, 12/15/14 .....................................  2,000,000    1,951,040
   Northeastern Hospital and Educational Authority, College Revenue,
 Refunding, Kings College Project, Series B, 5.60%, 7/15/03 ...................................    410,000      426,105
   Philadelphia Gas Works Revenue, Refunding, Series A,
    5.70%, 7/01/00 ............................................................................    300,000      309,111
    5.80%, 7/01/01 ............................................................................    300,000      312,744
   Schuylkill County IDA, Resources Recovery Revenue, Refunding,
 Schuykill Energy Resources Inc., 6.50%, 1/01/10 ..............................................  1,790,000    1,851,809
                                                                                                          -------------
                                                                                                              6,461,367
                                                                                                          -------------
   Puerto Rico 1.1%
   Puerto Rico Electric Power Authority Revenue,
     bRefunding, Series Q, 5.90%, 7/01/01 .....................................................    100,000      105,822
    Series T, 6.00%, 7/01/04 ..................................................................  1,345,000    1,469,574
                                                                                                          -------------
                                                                                                              1,575,396
                                                                                                          -------------
   South Carolina .7%
   Charleston County Resource Recovery Revenue, Refunding,
 Foster Wheeler Charleston, AMBAC Insured, 5.25%, 1/01/10...................................... $1,000,000  $ 1,040,170
                                                                                                          -------------
   South Dakota .8%
   South Dakota HDA, Homeownership Mortgage, Series D, 6.05%, 5/01/04 .........................  1,000,000    1,085,850
                                                                                                          -------------
   Tennessee 1.3%
   Memphis-Shelby County Airport Authority, Special Facility and Project Revenues,
   Refunding, Federal Express Corp., 5.35%, 9/01/12 ...........................................  1,000,000    1,026,410
   Metropolitan Government, Nashville and Davidson County IDBR,
  Refunding and Improvement, Osco Treatment, Inc., 6.00%, 5/01/03  ............................    750,000      785,753
                                                                                                          -------------
                                                                                                              1,812,163
                                                                                                          -------------
   Texas 5.9%
   Abilene Higher Education Facilities Corp., Higher Education Revenue,
   Refunding and Improvement, Abilene Christian Facility, 5.90%, 10/01/05  ....................    785,000      844,417
   Houston Independent School District, Refunding, 5.50%, 8/15/09 .............................  1,000,000    1,046,330
   North Central Health Facility Development Corp. Revenue, Refunding,
  C Young Memorial Home Project, Series C, 6.10%, 2/15/06 .....................................    400,000      419,200
   North Texas Health Facilities Development Corp., Hospital Revenue,
   Refunding, United Regional Health Care System, Inc. Project,
   MBIA Insured, 5.00%, 9/01/10 ...............................................................  1,500,000    1,524,915
 b Port Corpus Christi IDC Revenue, Refunding, Valero, Series D, 5.125%, 4/01/09 ..............  2,250,000    2,250,000
   Tarrant County Health Facilities Development Corp. Hospital Revenue,
    Ft. Worth Osteopathic Hospital, 5.00%, 5/15/11.............................................  1,110,000    1,123,209
   Travis County GO, Refunding, 5.00%, 3/01/11 ................................................  1,000,000    1,017,790
                                                                                                          -------------
                                                                                                              8,225,861
                                                                                                          -------------
   Utah .8%
   Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12..............    340,000      349,398
   Utah State HFA, Refunding, SFM, 5.85%, 7/01/08 .............................................    755,000      820,081
                                                                                                          -------------
                                                                                                              1,169,479
                                                                                                          -------------
   Virginia 6.7%
   Covington-Alleghany County IDA, PCR, Refunding,
    Westvaco Corp. Project, 5.85%, 9/01/04  ...................................................  2,800,000    3,078,460
   Virginia State GO, 5.00%, 6/01/09...........................................................  1,000,000    1,040,460
   Virginia State HDA, Commonwealth Mortgage, Sub-Series C-7,
    5.60%, 1/01/03 ............................................................................  1,695,000    1,804,395
    5.70%, 1/01/04 ............................................................................  1,475,000    1,576,952
 b Virginia State HDA, MF Housing, Series B, 5.15%, 11/01/12 ..................................  1,905,000    1,900,238
                                                                                                          -------------
                                                                                                              9,400,505
                                                                                                          -------------
   Washington 2.7%
   Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 ...............    600,000      643,488
   Washington State Public Power Supply System, Refunding, Series A, Nuclear Project Revenue,
    No. 1, AMBAC Insured, 5.70%, 7/01/09  .....................................................  1,000,000    1,080,132
    No. 2, 5.00%, 7/01/12 .....................................................................  1,000,000      990,850
    No. 2, 5.375%, 7/01/10 ....................................................................  1,000,000    1,027,260
                                                                                                          -------------
                                                                                                              3,741,730
                                                                                                          -------------
   West Virginia 1.1%
   West Virginia Public Energy Authority, Energy Revenue,
    Morgantown Association Project, Series A, 5.05%, 7/01/08...................................  1,500,000    1,510,590
                                                                                                          -------------
   Wisconsin .8%
   Wisconsin State GO, Refunding, Series 1, 5.50%, 5/01/10 ....................................  1,000,000    1,057,380
                                                                                                          -------------
   Total Long Term Investments (Cost $137,602,048).............................................             144,141,031
                                                                                                          -------------
 a Short Term Investments 6.3%
   Ashland PCR, 7 & 7 Ashland Oil Inc. Project, Weekly VRDN and Put, 3.25%, 4/01/09 ...........    100,000      100,000
   Dade County Health Facilities Authority Hospital Revenue, Miami Children's Hospital
    Project, Daily VRDN and Put, 3.70%, 9/01/20 ...............................................    500,000      500,000
   Denver City & County MFHR, Ogden Residence Project, Daily VRDN and Put, 3.80%, 12/01/09.....  1,300,000    1,300,000
   Hapeville IDA Revenue, Hapeville Hotel Ltd., Daily VRDN and Put, 3.65%, 11/01/15............    400,000      400,000
   Lincoln County Pollution Control Revenue, DATES, Exxon Project, Series C,
    Daily VRDN and Put, 3.65%, 11/01/14........................................................  1,700,000    1,700,000
   Lubbock Texas Health Facilities Development Corporation Revenue,
    St. Joseph Health System, Series A, Daily VRDN and Put,  3.65%, 7/01/13....................    800,000      800,000
   Kansas City IDA Hospital Revenue, Resh Health Service System,
    MBIA Insured, Daily VRDN and Put, 3.65%, 10/15/14  ........................................    400,000      400,000

   Massachusetts State Health and Educational Facilities Authority Revenue,
 Capital Assets Program, Series D, MBIA Insured,
 Weekly VRDN and Put, 3.65%, 1/01/35........................................................... $2,500,000  $ 2,500,000
   North Carolina Medical Care Community Hospital Revenue,
 Pooled Financing Project, Series A, Daily VRDN and Put,
 3.70%, 10/01/20  .............................................................................  1,100,000    1,100,000
                                                                                                          -------------
   Total Short Term Investments (Cost $8,800,000) .............................................               8,800,000
                                                                                                          -------------
   Total Investments (Cost $146,402,048) 109.6% ...............................................             152,941,031
   Other Assets, Less Liabilities (9.6%) ......................................................             (13,396,086)
                                                                                                          -------------
   Net Assets 100.0% ..........................................................................            $139,544,945
                                                                                                          =============

See glossary of terms on page 141.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
cSee Note 6 regarding defaulted securities.
dZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin High Yield Tax-Free Income Fund
                                                                                     Year Ended February 28,
Class I                                                                     1998     1997     19961      1995      1994
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $11.21   $11.19    $10.74    $11.25    $11.10
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .69      .71       .74       .74       .76
 Net realized and unrealized gains (losses) .........................           .47      .04       .45      (.51)      .17
                                                                     -----------------------------------------------------
Total from investment operations.....................................          1.16      .75      1.19       .23       .93
                                                                     -----------------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.68)    (.73)***  (.74)     (.74)     (.78)
 In excess of net investment income .................................          (.01)   --        --        --        --
                                                                     --------------------------------------------------
Total distributions..................................................          (.69)    (.73)     (.74)     (.74)     (.78)
                                                                     ------------------------------------------------------
Net asset value, end of year.........................................        $11.68   $11.21    $11.19    $10.74    $11.25
                                                                     =====================================================

Total return*........................................................         10.64%    7.01%    11.35%     2.28%     8.33%

Ratios/supplemental data
Net assets, end of year (000's)...................................... $5,742,939 $4,505,258 $3,787,147 $3,287,270 $3,372,533
Ratios to average net assets:
 Expenses............................................................           .61%     .62%      .61%      .60%      .53%
 Net investment income ..............................................          5.98%    6.41%     6.68%     6.92%     6.79%
Portfolio turnover rate..............................................         15.84%    6.98%     9.23%    15.89%    16.09%

Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................        $11.26   $11.24    $10.81
                                                                     ---------------------------------
Income from investment operations:
 Net investment income ..............................................           .63      .66       .56
 Net realized and unrealized gains ..................................           .48      .03       .42
                                                                     ---------------------------------
Total from investment operations.....................................          1.11      .69       .98
                                                                     ---------------------------------
Less distributions from:
 Net investment income ..............................................          (.62)    (.67)     (.55)
                                                                     ----------------------------------
Net asset value, end of year.........................................        $11.75   $11.26    $11.24
                                                                     =================================

Total return*........................................................         10.15%    6.36%     9.27%

Ratios/supplemental data
Net assets, end of year (000's)......................................      $423,264 $194,400   $48,163
Ratios to average net assets:
 Expenses............................................................          1.18%    1.18%     1.18%**
 Net investment income ..............................................          5.38%    5.78%     6.07%**
Portfolio turnover rate..............................................         15.84%    6.98%     9.23%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***Includes distributions in excess of net investment income in the amount of $.008.
+Includes distributions in excess of net investment income in the amount of $.003.
1For the period May 1, 1995 (effective date) to February 29, 1996 for Class II.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998



                                                                                                PRINCIPAL
 Franklin High Yield Tax-Free Income Fund                                                        AMOUNT         VALUE
   Long Term Investments 98.8%
   Bonds 95.4%
   Alabama .7%
   Homewood Special Care Facilities Financing Authority, Hospital Revenue,
  Lakeshore Hospital Project, Refunding, Series B,
 Pre-Refunded, 8.25%, 2/01/04 ................................................................ $ 5,260,000  $ 5,535,782
   Jefferson County Sewer Revenue, Series D, 5.75%,
    2/01/22...................................................................................   7,500,000    7,987,275
    2/01/27...................................................................................  18,535,000   19,697,886
   Marshall County Health Care Authority, Hospital Revenue,
    Guntersville, Arab Medical Center, 10.25%, 10/01/13 ......................................   4,785,000    5,065,640
    Refunding, Boaz-Albertville Medical Center, 6.20%, 1/01/08 ...............................   3,300,000    3,442,989
   Prichard Water Works and Sewer Board Revenue, Pre-Refunded, 9.50%, 11/15/14 ...............   2,500,000    2,671,200
                                                                                                          -------------
                                                                                                             44,400,772
                                                                                                          -------------
   Alaska 2.2%
   Alaska Industrial Development & Export Revenue,
    American President Lines Project, 8.00%, 11/01/09 ........................................   4,000,000    4,273,920
    Revolving Fund, Series A, 6.20%, 4/01/10 .................................................     850,000      910,784
   Alaska Industrial Development & Export Authority, Power Revenue,
    Upper Lynn Canal Regional Power,
    5.70%, 1/01/12 ...........................................................................   1,000,000      989,550
    5.80%, 1/01/18 ...........................................................................     830,000      819,335
    5.875%, 1/01/32 ..........................................................................   1,800,000    1,764,828
   Alaska State HFC, Refunding, MBIA Insured, Series A,
    5.85%, 12/01/15...........................................................................   4,670,000    4,910,178
    6.00%, 12/01/15...........................................................................   4,500,000    4,764,285
    5.875%, 12/01/24..........................................................................   5,000,000    5,227,700
    5.875%, 12/01/30..........................................................................  12,475,000   12,966,016
    6.10%, 12/01/37...........................................................................  22,000,000   23,282,820
    Series A-2, 5.75%, 6/01/24 ...............................................................   2,500,000    2,577,300
   Palmer Golf Course Lease, COP, Pre-Refunded, 10.25%, 7/01/08 ..............................   1,560,000    1,638,827
   Valdez Marine Terminal Revenue, Refunding,
    BP Pipelines Inc. Project, Series A, 5.85%, 8/01/25 ......................................  39,010,000   40,380,421
    BP Pipelines Inc. Project, Series B, 5.50%, 10/01/28 .....................................  16,385,000   16,555,896
    Mobil Alaska Pipeline, 5.75%, 11/01/28 ...................................................  15,000,000   15,447,600
                                                                                                          -------------
                                                                                                            136,509,460
                                                                                                          -------------
   Arizona 3.8%
   Coconino County PCR, Refunding, Tucson Electric Power Navajo, 10/01/32
    Series A, 7.125%..........................................................................  21,125,000   23,988,705
    Series B, 7.00%...........................................................................   7,500,000    8,507,850
   Gilbert Water Resources Municipal Property Corp. Water and Wastewater
   System Revenue, Sub-Lien, 6.875%,
    4/01/14...................................................................................   1,000,000    1,040,070
    4/01/16...................................................................................   1,000,000    1,049,600
   Health Facilities Authority Revenue Bethesda Foundation Project, Series A,
    6.375%, 8/15/15...........................................................................     400,000      413,276
    6.40%, 8/15/27............................................................................   3,000,000    3,083,190
   Maricopa County PCR, Public Services, Refunding, Series A,
    5.75%, 11/01/22...........................................................................  17,650,000   18,080,837
    Palo Verde, 6.375%, 8/15/23 ..............................................................   8,500,000    9,012,975
   Maricopa County Rural Road ID, 8.625%, 7/01/07 ............................................   4,000,000    4,435,120
   Pima County IDAR, Tucson Electric Power Co. Project,
    Series A, 6.10%, 9/01/25..................................................................   6,250,000    6,479,938
    Series B, 6.00%, 9/01/29..................................................................  91,750,000   95,136,493
    Series C, 6.00%, 9/01/29..................................................................  37,000,000   38,365,670
   Red Hawk Canyon Community Facility, 7.625%, 6/01/05 .......................................  16,310,000   16,850,677
   Salt River Project, Agricultural Improvement and Power District,
 Electric System Revenue, Series A, 6.00%, 1/01/31 ...........................................   5,000,000    5,168,350
   Tempe IDA, Residential Care Facilities Revenue, Volunteers of America
 Care Facilities, 9.00%, 6/01/18 .............................................................   2,205,000    2,262,815
                                                                                                          -------------
                                                                                                            233,875,566
                                                                                                          -------------

   Arkansas .5%
   Baxter County IDR, Refunding, Aeroquip/Trinova Corp. Project, 5.80%, 10/01/13 ............. $ 2,400,000  $ 2,562,912
   Conway Hospital Revenue, Refunding, 8.375%, 7/01/11 .......................................   1,000,000    1,098,360
   Independence County PCR,
    Mississippi Power & Light Co. Project, Series A, 9.00%, 7/01/13 ..........................   4,275,000    4,528,935
    Mississippi Power & Light Co. Project, Series B, 9.00%, 7/01/13 ..........................   1,185,000    1,255,389
    Mississippi Power & Light Co. Project, Series C, 9.50%, 7/01/14 ..........................     200,000      213,126
    Refunding, Arkansas Power & Light Co. Project, 6.25%, 1/01/21 ............................   5,000,000    5,315,950
   Jefferson County PCR, Refunding, Entergy Arkansas Inc. Project, 5.60%, 10/01/17............  13,150,000   13,266,115
   North Little Rock Health Facilities, Baptist Hospital Revenue,
 Series A, MBIA Insured, 5.50%, 12/01/21 .....................................................     700,000      722,855
                                                                                                          -------------
                                                                                                             28,963,642
                                                                                                          -------------
   California 8.3%
   Adelanto California Water Authority Revenue, Water Systems
 Acquisition Project, Series A, 7.50%, 9/01/28................................................  21,330,000   22,673,577
   Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 ........  13,100,000   14,325,898
   Antioch, 1915 Act, AD No. 27, Lone Tree,
    Series C, 7.70%, 9/02/17 .................................................................  11,030,000   11,417,594
    Series D, 7.30%, 9/02/13 .................................................................   4,315,000    4,459,423
   Arroyo Grande Hospital System COP, Vista Hospital Systems, Series A
    8.375%, 7/01/06...........................................................................   2,500,000    2,823,075
    Refunding, 9.50%, 7/01/20 ................................................................  22,515,000   26,730,033
   Avenal California Public Financing Authority Revenue, Refunding,
    7.00%, 9/02/10............................................................................   1,745,000    1,768,488
    7.25%, 9/02/27............................................................................   3,665,000    3,733,902
   Azusa RDA, Tax Allocation, Refunding, Merged Area Project, Series A, 6.75%, 8/01/23 .......   2,850,000    3,062,553
   Beaumont Public Financing Authority Revenue, Sewer Enterprise Project,
    Series A, Pre-Refunded, 6.90%, 9/01/23....................................................   4,575,000    5,504,640
   Benicia 1915 Act, Refunding, Fleetside Industrial Park Assessment,
    5.00%, 9/02/98 ...........................................................................     180,000      180,346
    5.25%, 9/02/99 ...........................................................................     185,000      186,238
    5.50%, 9/02/00 ...........................................................................     200,000      202,972
    5.65%, 9/02/01 ...........................................................................     210,000      214,595
    5.80%, 9/02/02 ...........................................................................     220,000      226,470
    5.90%, 9/02/03 ...........................................................................     230,000      237,546
    6.00%, 9/02/04 ...........................................................................     245,000      253,034
    6.10%, 9/02/05 ...........................................................................     255,000      263,359
    6.20%, 9/02/06 ...........................................................................     275,000      284,009
    6.30%, 9/02/07 ...........................................................................     295,000      304,688
    6.40%, 9/02/08 ...........................................................................     310,000      320,084
    6.50%, 9/02/09 ...........................................................................     330,000      340,728
    6.60%, 9/02/10 ...........................................................................     350,000      361,375
    6.70%, 9/02/11 ...........................................................................     375,000      387,293
    6.80%, 9/02/12 ...........................................................................     245,000      253,087
   California Educational Facilities Authority Revenue, Pooled College
    & University Financing, Series B, 6.125%, 6/01/09 ........................................   3,000,000    3,190,860
   California HFA MFHR, Series A, AMBAC Insured, 6.05%, 8/01/27...............................   2,000,000    2,128,580
   California Special Districts, Association Financial Corp. COP,
   Santa Cruz Port Authority, Series B, 7.50%, 5/01/13 .......................................     920,000      987,114
   California State Health Facilities Hospital Revenue, Summit Medical Center, Pre-Refunded,
    Series A, 7.50%, 5/01/09..................................................................   4,620,000    4,906,579
    Series A, 7.60%, 5/01/15 .................................................................   2,155,000    2,291,088
    Series B, 7.50%, 5/01/09 .................................................................   5,555,000    5,899,577
   California State Variable Purpose, 5.75%, 3/01/19 .........................................   7,320,000    7,674,654
   California Statewide CDA, California State University Northridge,
   Refunding, AMBAC Insured, 6.00%, 4/01/26 ..................................................   2,500,000    2,696,625
   Capistrano USD, CFD, Special Tax No. 9,
    6.60%, 9/01/05 ...........................................................................     285,000      303,497
    6.70%, 9/01/06 ...........................................................................     280,000      298,105
    6.80%, 9/01/07 ...........................................................................     325,000      346,268
    6.90%, 9/01/08 ...........................................................................     260,000      276,042
    7.00%, 9/01/18 ...........................................................................   1,000,000    1,049,790
   City of Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 .................   2,335,000    2,565,348
   California (cont.)
   Contra Costa County Public Financing Authority Revenue, Refunding,
    6.625%, 9/02/10 .......................................................................... $ 2,310,000  $ 2,383,458
    6.875%, 9/02/16 ..........................................................................   2,620,000    2,703,840
   Corona COP,
    Corona Community Hospital Project, ETM, 9.425%, 9/01/06 ..................................   8,555,000   10,527,270
    Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .........................   8,820,000   12,579,790
    Vista Hospital Systems, Refunding, Series B, 8.375%, 7/01/06 .............................  11,100,000   12,534,453
    Vista Hospital Systems, Refunding, Series B, 9.50%, 7/01/20 ..............................  10,885,000   13,111,091
   Eden Township Hospital District Health Facilities Revenue, COP,
    Refunding, Insured Eden Hospital Health Services Corp.,
 5.85%, 7/01/18 ..............................................................................   4,845,000    5,028,383
   Emeryville RDA, MFHR, Emery Bay Apartments, 8.75%,
    12/01/02..................................................................................     205,000      213,620
    12/01/21..................................................................................   3,770,000    3,911,337
   Foothill Eastern Transportation Corridor Agency, California Toll
    Road Revenue, Series A, 6.50%, 1/01/32 ...................................................  37,675,000   41,008,484
   Gateway Improvement Authority, Marin City Community Facilities
    District, Series A, 7.75%, 9/01/25 .......................................................   4,500,000    5,044,770
   Hawthorne CRDA, Refunding, Hawthorne Plaza Project, 8.50%, 7/01/20 ........................   4,175,000    4,431,303
   Hesperia Public Financing Authority Revenue, Series B, 7.375%, 10/01/23 ...................   6,365,000    6,693,370
   Irvine, 1915 Act, AD No. 96, Group One, 5.75%, 9/02/22 ....................................   1,000,000    1,007,920
   Lake Elsinore, 1915 Act, AD No. 9, Series A, 7.90%, 9/02/24 ...............................   6,000,000    6,380,340
   Long Beach Special Tax, CFD No. 2, West Long Beach, 7.50%, 9/01/11 ........................   3,065,000    3,111,465
   Los Angeles County, CFD No. 4, Special Tax Improvement,
    Calabassas Area B, Series A, 9.25%, 9/01/22 ..............................................  29,800,000   31,159,774
   Los Angeles MFR, Refunding, 1/01/24,
    Series J-1A, 7.125%.......................................................................     205,000      212,884
    Series J-1B, 7.125%.......................................................................     675,000      700,961
    Series J-1C, 7.125%.......................................................................   1,435,000    1,490,190
    Series J-2A, 8.50% .......................................................................   1,110,000    1,149,483
    Series J-2B, 8.50% .......................................................................   3,345,000    3,463,982
    Series J-2C, 8.50% .......................................................................   7,120,000    7,373,258
   Los Angeles Regional Airports Improvement Corp., Lease Revenue,
    Refunding, Delta Airlines, Inc., 6.35%, 11/01/25..........................................  25,000,000   27,376,000
    Refunding, United Airlines, Inc., 6.875%, 11/15/12 .......................................   9,500,000   10,500,920
    Sub-Lease Revenue, Continental Airlines, Inc., Terminal Facilities, 9.00%, 8/01/08 .......   1,900,000    1,971,630
    Sub-Lease Revenue, Continental Airlines, Inc., Terminal Facilities, 9.00%, 8/01/17 .......   7,655,000    7,943,594
   Orinda, 1915 Act, AD No. 9, Oak Springs, 8.25%, 9/02/19 ...................................   2,879,000    2,980,485
   Palmdale California Special Tax Community Facility, Ritter Ranch, Series A, 8.50%, 9/01/24.  23,500,000   21,150,000
   Perris Public Financing Authority, Local Agency Revenue, Series B,
    7.125%, 8/15/15 ..........................................................................   2,035,000    2,120,592
    7.25%, 8/15/23 ...........................................................................   4,095,000    4,289,308
   Riverside County COP, Airforce Village Project, 8.125%,
    6/15/07...................................................................................   7,160,000    7,828,529
    6/15/12...................................................................................   5,290,000    5,773,453
   Roseville Special Tax, North Center Community Facility District, 8.60%, 11/01/17 ..........  12,000,000   12,839,040
   Sacramento County, 1915 Act, Refunding, Sunrise/US Corridor Assessment,
    6.10%, 9/02/01............................................................................   1,020,000    1,051,273
    6.30%, 9/02/02 ...........................................................................   1,125,000    1,163,689
    6.50%, 9/02/03 ...........................................................................   1,515,000    1,567,798
    6.60%, 9/02/04 ...........................................................................   1,620,000    1,676,425
    6.70%, 9/02/05 ...........................................................................   1,725,000    1,785,065
    6.80%, 9/02/06 ...........................................................................   1,835,000    1,898,858
    6.90%, 9/02/07 ...........................................................................   1,965,000    2,033,539
    7.00%, 9/02/08 ...........................................................................   2,095,000    2,167,424
    7.00%, 9/02/09............................................................................   2,160,000    2,233,591
   San Bernardino County Finance Authority Revenue, Refunding,
    Public Improvement, AD, Series A,
    6.00%, 9/02/01 ...........................................................................   1,450,000    1,489,875
    6.50%, 9/02/04 ...........................................................................   1,285,000    1,328,189
    7.00%, 9/02/17 ...........................................................................   2,720,000    2,811,664
   California (cont.)
   San Bernardino County MFHR, Series A,
    Meadowland Apartments Project, 6.50%, 3/01/10 ............................................ $ 7,250,000  $ 7,218,680
    Park Heights Apartments, 6.50%, 8/01/05 ..................................................   3,000,000    2,987,040
   San Francisco Downtown Parking Corp. Revenue,
    6.55%, 4/01/12 ...........................................................................   1,800,000    1,950,768
    6.65%, 4/01/18 ...........................................................................   2,150,000    2,335,588
   San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, Refunding, Series A,
    5.50%, 1/15/28............................................................................   6,775,000    6,829,607
    MBIA Insured, 5.375%, 1/15/29.............................................................   4,000,000    4,063,880
    Senior Lien, 5.00%, 1/01/33 ..............................................................   5,930,000    5,648,147
   San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ............................   1,500,000    1,565,235
   San Luis Obispo Vista Hospital System, COP, 8.375%, 7/01/29................................  22,000,000   23,832,380
   San Ramon, 1915 Act, Fostoria Parkway Reassessment District No. 9,
    6.30%, 9/02/03 ...........................................................................     245,000      255,209
    6.80%, 9/02/15 ...........................................................................     680,000      710,056
   Santa Margarita, Dana Point Authority, California Revenue, Refunding,
    ID, Series B, MBIA Insured, 5.75%, 8/01/20................................................   3,000,000    3,150,660
   Santa Rosa, 1915 Act, Fountaingrove Parkway Extension,
    7.40%, 9/02/13 ...........................................................................   3,340,000    3,453,226
    7.625%, 9/02/19 ..........................................................................   3,450,000    3,568,128
   South San Francisco RDA, Tax Allocation, Gateway Redevelopment
    Project, 7.60%, 9/01/18 ..................................................................   2,000,000    2,155,020
   Vallejo Special Tax, CFD No. 198, 8.90%, 8/01/21...........................................   7,500,000    7,879,200
                                                                                                          -------------
                                                                                                            514,934,325
                                                                                                          -------------
   Colorado 2.7%
   Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 6/01/11 ....................   2,485,000    2,744,359
   Arvada MFHR, Springwood Community, Project A, 6.45%, 2/20/26...............................   3,000,000    3,163,020
   Auraria Higher Education Center, Parking Facilities Revenue,
    Refunding, Pre-Refunded,
    7.75%, 4/01/09 ...........................................................................   3,450,000    3,713,546
    7.875%, 4/01/12 ..........................................................................   1,600,000    1,726,176
   Colorado Health Facilities Authority, Beneficial Living
    System, Inc., Series A, 10.125%, 10/01/20 ................................................  12,500,000   13,555,125
   Colorado HFA,
    SF Program, Issue A-2, 9.375%, 8/01/02 ...................................................     360,000      381,996
    SF Program, Series A-2, 9.25%, 8/01/01 ...................................................     235,000      247,067
    SF Program, Series B-1, 8.70%, 8/01/01 ...................................................     320,000      335,027
    SFMR, Series B-3, 9.75%, 8/01/02 .........................................................     355,000      366,932
    SFMR, Series C, 9.20%, 8/01/02 ...........................................................     600,000      629,772
    SFMR, Series C, 9.075%, 8/01/03 ..........................................................     855,000      909,583
   Colorado Springs Utilities Revenue, Series A,
    Pre-Refunded, 6.10%, 11/15/24.............................................................   3,735,000    4,184,283
    Refunding and Improvement, 5.375%, 11/15/26...............................................  14,080,000   14,253,888
   Denver City and County Airport Revenue,
    Series A, 8.25%, 11/15/12 ................................................................   5,350,000    5,957,225
    Series A, 8.50%, 11/15/23 ................................................................  29,060,000   32,541,097
    Series A, 8.00%, 11/15/25 ................................................................     135,000      149,475
    Series A, MBIA Insured, 5.50%, 11/15/25...................................................  18,330,000   18,790,266
    Series A, Pre-Refunded, 8.25%, 11/15/12 ..................................................     490,000      551,103
    Series A, Pre-Refunded, 8.50%, 11/15/23 ..................................................   2,740,000    3,098,995
    Series A, Pre-Refunded, 8.00%, 11/15/25 ..................................................      10,000       11,170
    Series D, 7.75%, 11/15/13 ................................................................     500,000      633,725
    Series D, 7.75%, 11/15/21 ................................................................   3,425,000    3,845,522
    Series D, Pre-Refunded, 7.75%, 11/15/21 ..................................................     765,000      870,715
   Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21..............................   2,305,000    2,508,324
   Eagle County Sports Facilities Revenue, Refunding, 8.00%, 8/01/09
     Beaver Creek Association Project.........................................................  19,600,000   21,081,564
     Vail Association Project.................................................................  21,600,000   23,232,744
   Fort Collins IDR, Vipont Pharmaceutical, Inc. Project, Pre-Refunded, 9.25%, 8/01/13 .......     300,000      312,405
   Colorado (cont.)
   Fremont County COP, Lease Purchase, MBIA Insured, 5.30%, 12/15/17.......................... $ 2,000,000  $ 2,031,020
   Stonegate Village Metropolitan District, Refunding and Improvement,
    Series A, FSA Insured, 5.60%, 12/01/25....................................................   4,640,000    4,829,637
 e Village Castle Rock Metropolitan District No. 4, 8.50%, 6/01/31 ...........................   3,000,000    1,579,980
                                                                                                          -------------
                                                                                                            168,235,741
                                                                                                          -------------
   Connecticut .6%
   Connecticut HFA Housing Mortgage Finance,
    Series C-1, 6.30%, 11/15/17...............................................................  19,995,000   21,694,375
    Sub-Series F-1, 6.00%, 5/15/17............................................................   3,500,000    3,732,785
   Connecticut State Development Authority, First Mortgage Revenue,
    East Hill Gladeview Health Project 86, 9.75%, 12/15/16 ...................................   2,670,000    2,920,072
   Connecticut State Development Authority, Water Facility Revenue,
   Bridgeport Hydraulic Co. Project, 6.15%, 4/01/35 ..........................................   3,000,000    3,205,530
   Connecticut State Health and Educational Facilities Authority Revenue, Series C,
    Sacred Heart University, Refunding, 6.50%, 7/01/16........................................   2,000,000    2,192,640
    Windham Community Memorial Hospital, 6.00%, 7/01/11 ......................................   2,500,000    2,606,225
                                                                                                          -------------
                                                                                                             36,351,627
                                                                                                          -------------
   District of Columbia 2.1%
   District of Columbia, Carnegie Endowment Revenue, 5.75%, 11/15/26..........................   5,410,000    5,637,761
   District of Columbia GO,
    Refunding, Series A, 5.875%, 6/01/05 .....................................................   7,800,000    8,331,726
    Refunding, Series A, 6.00%, 6/01/07 ......................................................  11,775,000   12,818,618
    Series A, 6.375%, 6/01/11.................................................................  22,770,000   25,001,915
    Series A, 6.375%, 6/01/16.................................................................  27,230,000   29,706,569
    Series E, 6.00%, 6/01/11 .................................................................   5,000,000    5,323,900
   District of Columbia Hospital Revenue, Series A
    Medlantic Healthcare Group, Refunding, MBIA Insured, 5.70%, 8/15/08 ......................   6,500,000    7,059,520
    Medlantic Healthcare Group, Refunding, MBIA Insured, 5.875%, 8/15/19 .....................   8,850,000    9,392,505
    Washington Hospital Center, 7.00%, 8/15/05 ...............................................   2,000,000    2,183,900
    Washington Hospital Center, Pre-Refunded, 9.00%, 1/01/08 .................................  13,270,000   15,173,183
    Washington Hospital Center, Pre-Refunded, 8.75%, 1/01/15 .................................   3,750,000    4,268,513
    Washington Hospital Center, Pre-Refunded, 7.125%, 8/15/19 ................................   4,500,000    5,083,920
   District of Columbia Redevelopment Agency, Washington D. C. Sports
    Arena Special Tax Revenue, 5.625%, 11/01/10...............................................   1,410,000    1,453,061
                                                                                                          -------------
                                                                                                            131,435,091
                                                                                                          -------------
   Florida 7.2%
   Alachua County Health Facilities Authority Revenue, Shands Teaching
    Hospital, Series A, MBIA Insured, 5.80%, 12/01/26.........................................   2,990,000    3,186,652
   Broward County Resource Recovery Revenue, Broward Waste
    Energy L. P. North Project, 7.95%, 12/01/08 ..............................................  19,170,000   20,884,565
   Capron Trails CDD,
    9.375%, 12/01/01..........................................................................   1,405,000    1,485,998
    9.50%, 12/01/10...........................................................................   5,795,000    6,160,549
   East County Water Control District, Lee County Drain, Series 1991, Pre-Refunded,
    8.75%, 9/01/01 ...........................................................................   2,305,000    2,515,723
    8.625%, 9/01/11 ..........................................................................  10,565,000   11,923,131
   Escambia County Health Facilities Authority Revenue, Refunding,
    Baptist Hospital, Inc., Series A, 8.70%, 10/01/14 ........................................   1,640,000    1,709,372
   Florida Board of Education, Capital Outlay, Public Education, Series B, 5.875%,
    6/01/24...................................................................................   7,000,000    7,365,470
    6/01/25...................................................................................   2,000,000    2,104,420
   Florida State Department of Transportation, Right of Way, Series A, 5.00%, 7/01/27.........   5,000,000    4,857,300
   Florida State Mid Bay Bridge Authority Revenue, Series B, 4.00%
    10/01/08..................................................................................   3,200,000    3,225,856
    10/01/22..................................................................................   5,000,000    5,040,400
   Gateway Services District, Florida Water Management Benefit Tax Revenue,
   Second Assessment Area Phase One, 8.00%, 5/01/20...........................................   4,020,000    4,210,387
   Heritage Harbor CDD, Special Assessment Revenue,
    Series A, 6.70%, 5/01/19..................................................................   1,895,000    1,884,180
    Series B, 6.00%, 5/01/03..................................................................   2,750,000    2,737,213
   Indian Trace CDD, Florida Water and Sewer Revenue, Expansion, 6.875%, 4/01/10..............  11,000,000   11,547,470

   Florida (cont.)
   Indian Trace CDD, Refunding, Water Management
 Special Benefit, Sub-Series B, 8.25%,
    5/01/05...................................................................................$ 10,515,000 $ 11,341,584
    5/01/11...................................................................................  12,760,000   14,068,666
   Jacksonville Health Facilities Authority Revenue, Hospital Charity
   Obligation Group, Series A, MBIA Insured, 5.125%, 8/15/27 .................................  11,940,000   11,752,303
   Lake Clarke Shores Utility System Revenue, Pre-Refunded, 8.75%, 10/01/18 ..................   1,765,000    1,850,444
   Lakeland Retirement Community First Mortgage Revenue,
   Carpenters Home Estates Project, 9.75%, 9/01/18 ...........................................  12,000,000   12,669,000
   Lakewood Ranch Community Development, District 2,
   Benefit Special Assessment, 8.125%, 5/01/17,
    Series A .................................................................................  10,485,000   11,202,803
    Series B .................................................................................   7,655,000    8,179,061
   Lakewood Ranch Community Development, District 3,
   Special Assessment Revenue, 7.625%, 5/01/18................................................   9,280,000    9,774,624
   Manatee County IDR, Manatee Hospital and Health
    Systems, Inc., Pre-Refunded, 9.25%, 3/01/21...............................................   6,500,000    7,552,545
   Meadow Pointe CDD, Capital Improvement Revenue,
    6.25%, 7/01/98 ...........................................................................     600,000      601,554
    6.875%, 7/01/99 ..........................................................................   7,870,000    7,979,000
   Mount Dora County Club CDD, Special Assessment Revenue,
    6.75%, 5/01/03 ...........................................................................     960,000      966,509
    7.125%, 5/01/05 ..........................................................................   3,865,000    3,958,881
    7.75%, 5/01/13 ...........................................................................   2,460,000    2,521,082
   Naples Heritage CDD, Capital Improvement Revenue, 6.15%, 11/01/01..........................  11,990,000   12,204,261
   North Broward Hospital District Revenue, Refunding
   and Improvement, MBIA Insured, 5.75%, 1/15/27..............................................  20,000,000   21,147,000
   North Springs ID, Special Assessment Revenue, Parkland Isles Project,
    Series A, 7.00%, 5/01/19..................................................................   1,300,000    1,341,769
    Series B, 6.25%, 5/01/05..................................................................   3,785,000    3,836,817
   North Springs ID, Water Management, 5/01/24,
    Series A, 8.20%...........................................................................   1,960,000    2,141,770
    Series B, 8.30% ..........................................................................   1,725,000    1,884,407
   Northwood CDD, Special Assessment Revenue,
    6.40%, 5/01/02 ...........................................................................   3,225,000    3,294,080
    Series A, 7.125%, 5/01/00.................................................................     935,000      948,913
    Series B, 7.60%, 5/01/17..................................................................   1,615,000    1,689,839
   Palm Beach County Health Facilities Authority Revenue,
    Refunding, Abbey del Ray Project, 8.25%, 10/01/15 ........................................   6,000,000    6,654,780
 c Palm Beach County Solid Waste IDR, Okeelanta Power,
   L. P. Project, Series A, 6.85%, 2/15/21 ...................................................  27,000,000   21,060,000
   Pelican Marsh CDD, Special Assessment Revenue,
    Refunding, Series A, 5.00%, 5/01/11 ......................................................   7,650,000    7,935,192
    Refunding, Series A, 5.50%, 5/01/16 ......................................................   4,370,000    4,528,675
    Refunding, Series B, 5.25%, 5/01/09 ......................................................   1,305,000    1,353,011
    Series A, Pre-Refunded, 8.25%, 5/01/98....................................................     195,000      196,437
    Series A, Pre-Refunded, 8.25%, 5/01/99....................................................     215,000      225,924
    Series A, Pre-Refunded, 8.25%, 5/01/00....................................................     230,000      250,898
    Series A, Pre-Refunded, 8.25%, 5/01/01....................................................     250,000      281,843
    Series A, Pre-Refunded, 8.25%, 5/01/02....................................................     270,000      313,311
    Series A, Pre-Refunded, 8.25%, 5/01/03....................................................     295,000      351,074
    Series A, Pre-Refunded, 8.25%, 5/01/04 ...................................................     315,000      384,139
    Series A, Pre-Refunded, 8.25%, 5/01/16 ...................................................   6,590,000    8,110,313
    Series C, 7.00%, 5/01/19 .................................................................  13,460,000   13,913,198
    Series D, 6.95%, 5/01/19 .................................................................   8,185,000    8,461,244
   Pembroke Pines Florida, Capital Improvement Revenue,
    AMBAC Insured, 5.95%, 10/01/20............................................................   1,225,000    1,312,343
   Piney-Z CDD, Capital Improvement Revenue,
    Series A, 7.25%, 5/01/19 .................................................................   1,000,000    1,022,110
    Series B, 6.50%, 5/01/02 .................................................................   6,325,000    6,333,349
   Port Orange Lease Finance Corp., Recreation Facilities Lease Revenue,
    Pre-Refunded, 8.75%, 10/01/12 ............................................................   2,300,000    2,516,430
   Riverwood Community Development, Special AD, Series A,
    6.75%, 5/01/04 ...........................................................................   3,915,000    4,109,027
    7.75%, 5/01/14 ...........................................................................   2,000,000    2,122,600
   St. Lucie County Florida, Reserve CDD, Storm Water Management, 8.25%, 5/01/14 .............   4,790,000    5,115,145
   St. Lucie West Services District, Capital Improvement Revenue,
   Lake Charles Project, 6.375%, 8/01/02......................................................   3,720,000    3,731,867
   Florida (cont.)
   St. Lucie West Services District, Florida Water Management
   Benefit Tax, 7.70%, 5/01/25 ............................................................... $ 5,000,000  $ 5,245,100
   St. Lucie West Services District Revenue, Refunding, Port St. Lucie,
    7.875%, 5/01/20 ..........................................................................  20,120,000   21,425,788
    8.25%, 12/01/23 ..........................................................................  22,990,000   24,876,100
   Santa Rosa County Health Facilities Authority Revenue,
   Refunding, Gulf Breeze Hospital, Inc.,
    8.60%, 10/01/02 ..........................................................................     240,000      248,969
    Pre-Refunded, 8.70%, 10/01/14 ............................................................     835,000      875,439
   Sumter County IDAR, Utility Co. Little Sumter Project, 7.25%, 10/01/27.....................   4,200,000    4,287,402
   Sunrise Utilities System Revenue, Series A, AMBAC Insured, 5.90%, 10/01/18.................   4,500,000    4,826,205
   Tampa Capital Improvement Program Revenue, 10/01/18,
    Series A, 8.25%...........................................................................   3,085,000    3,154,197
    Series B, 5.805%..........................................................................   8,900,000    9,079,246
   Tampa Revenue, Aquarium, Inc. Project, Pre-Refunded, 7.55%, 5/01/12 .......................   9,700,000   11,130,556
   Village Community Development, District No. 1, Capital Improvement Revenue,
    6.75%, 5/01/02 ...........................................................................     585,000      610,687
    8.40%, 5/01/12 ...........................................................................   1,365,000    1,471,142
    8.00%, 5/01/15 ...........................................................................   4,030,000    4,285,663
   Village Center CDD, Recreational Revenue,
    Sub-Series B, 8.25%, 1/01/17 .............................................................   2,790,000    2,985,523
    Sub-Series C, 7.375%, 1/01/19 ............................................................   2,670,000    2,688,423
                                                                                                          -------------
                                                                                                            441,218,948
                                                                                                          -------------
   Georgia .5%
   Chatham County Hospital Authority Revenue, Refunding and Improvement,
   Memorial Medical Center, Series A, AMBAC Insured,
 5.70%, 1/01/19...............................................................................  10,000,000   10,476,600
   Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue, Refunding,
   Second Indenture, Series A, MBIA Insured,
 5.625%, 7/01/20..............................................................................  15,000,000   15,710,700
   Tift County IDAR, Beverly Enterprises, 10.125%, 9/01/10 ...................................   1,320,000    1,468,342
                                                                                                          -------------
                                                                                                             27,655,642
                                                                                                          -------------
   Hawaii .2%
   Hawaii Department of Transportation Special Revenue,
   Continental Airlines, Inc., 9.70%, 6/01/20 ................................................   6,500,000    7,183,930
   Hawaii State Special AD No. 17, AMBAC Insured, 9.50%, 8/01/11 .............................   4,820,000    5,145,157
   Hawaiian Home Lands Department Revenue, 7.60%, 7/01/08 ....................................   1,315,000    1,434,797
                                                                                                          -------------
                                                                                                             13,763,884
                                                                                                          -------------
   Idaho .4%
   Nez Perce County, PCR, Refunding, Potlatch Corp. Project, 6.00%, 10/01/24..................  22,360,000   23,837,325
                                                                                                          -------------
   Illinois 5.8%
   Alton Hospital Facilities Revenue, Refunding, St. Anthony's Health
   Center Project, Pre-Refunded, 8.375%, 9/01/14 .............................................   8,915,000    9,672,240
   Aurora MFR, Refunding, Fox Valley Two-Oxford Limited Development,
   GNMA Secured, Series A, 6.125%, 2/20/32....................................................   5,635,000    5,902,944
   Bryant PCR, Refunding, Central Illinois Light Company Project,
   MBIA Insured, 5.90%, 8/01/23...............................................................  11,000,000   11,454,080
   Chicago Board of Education, Chicago School Reform, Series A, 5.25%, 12/01/30 ..............  31,350,000   31,298,586
   Chicago O'Hare Airport Special Facility,
    Refunding, American Airlines, Inc. Project, 8.20%, 12/01/24 ..............................   7,830,000    9,521,593
    United Airlines, Inc., Revenue, 8.85%, 5/01/18 ...........................................   3,610,000    4,103,018
    United Airlines, Inc., Series A, 8.85%, 5/01/18 ..........................................  15,155,000   17,224,718
   Chicago Wastewater Transmission Revenue, MBIA Insured, 6.375%, 1/01/24 ....................   4,780,000    5,238,498
   Cook County, Refunding, Series A, MBIA Insured, 5.625%, 11/15/22...........................  22,875,000   23,900,715
   Illinois Development Financial Authority PCR, Refunding,
   Commonwealth Edison Co. Project, 7.25%, 6/01/11 ...........................................   7,000,000    7,606,410
   Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
    ETM, 7.125%, 5/15/11 .....................................................................   2,330,000    2,555,800
    Pre-Refunded, 7.25%, 5/15/22 .............................................................   7,000,000    7,725,130
   Illinois Health Facilities Authority Revenue,
    Bensenville Home Society, Series B, 8.20%, 2/15/19 .......................................   3,000,000    3,139,980
    Edward Obligation Group, Series A, AMBAC Insured, 5.25%, 2/15/27 .........................   3,000,000    2,951,640
   Illinois (cont.)
   Illinois Health Facilities Authority Revenue, (cont.)
    Northwestern Medical Center, 6.625%, 11/15/25 ............................................ $ 6,500,000  $ 7,160,270
    Refunding, Rush Presbyterian Hospital, MBIA Insured, Series A, 6.25%, 11/15/20 ...........   9,000,000    9,855,090
    Refunding, Sarah Bush Lincoln Health Center, Series B, 6.00%, 2/15/11.....................   3,370,000    3,630,703
    Refunding, Thorek Hospital and Medical Center, 4.55%, 8/15/03 ............................   1,540,000    1,534,086
    Refunding, Thorek Hospital and Medical Center, 5.25%, 8/15/18 ............................   5,125,000    5,042,795
    Refunding, Thorek Hospital and Medical Center, 5.375%, 8/15/28 ...........................   8,595,000    8,461,692
    Refunding, Westlake Community Hospital, 7.875%, 1/01/13 ..................................   3,000,000    3,137,880
    Sarah Bush Lincoln Health Center, Pre-Refunded, 7.25%, 5/15/12 ...........................   2,000,000    2,274,220
    Servantcor, Series B, Pre-Refunded, 7.875%, 8/15/19 ......................................   3,000,000    3,228,150
    St. Elizabeth's Hospital, 6.250%, 7/01/16.................................................   1,215,000    1,304,764
    St. Elizabeth's Hospital, 6.375%, 7/01/26 ................................................   6,695,000    7,244,392
   Metropolitan Pier and Exposition Authority, Hospitality Facilities Revenue,
    McCormick Place Convention,
    5.75%, 7/01/06............................................................................   1,650,000    1,728,606
    6.25%, 7/01/17............................................................................  11,000,000   11,876,260
    7.00%, 7/01/26............................................................................   7,500,000    9,204,825
   Robbins Resource Recovery Revenue Partners, 8.375%
    Series A, 10/15/10 .......................................................................   8,000,000    8,485,120
    Series A, 10/15/16 ....................................................................... 106,745,000  113,218,017
    Series B, 10/15/16 .......................................................................  18,500,000   19,621,840
   Sterling Illinois First Mortgage Revenue, Hoosier Care Project,
   Series A, 9.75%, 8/01/19 ..................................................................   1,300,000    1,378,429
                                                                                                          -------------
                                                                                                            360,682,491
                                                                                                          -------------
   Indiana .5%
   Crawfordsville Industrial EDR, Kroger Co., Refunding, 7.70%, 11/01/12 .....................   5,000,000    5,764,750
   Duneland School Building Corp., First Mortgage, MBIA Insured, 5.50%, 8/01/17...............   4,060,000    4,196,294
   Indiana Health Facility Financing Authority, Hospital Revenue,
    Hancock Memorial Hospital Project, Pre-Refunded, 8.30%, 8/15/20 ..........................   3,000,000    3,353,730
    Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17.......................   1,500,000    1,463,550
   Indiana State Educational Facilities Authority Revenue,
   Anderson University Project, 8.40%, 10/01/08 ..............................................   1,000,000    1,043,020
   Jasper County EDR, Georgia-Pacific Corp. Project, 5.625%, 12/01/27 ........................   5,250,000    5,283,128
   Jefferson County Hospital Authority Facility Revenue, Refunding,
   King's Daughters' Hospital, Pre-Refunded, 8.50%, 8/15/13 ..................................   2,500,000    2,602,025
   Kokomo Hospital Authority Revenue, Refunding, St. Joseph's
    Hospital and Health Center of Kokomo, 8.75%, 2/15/13,
    Pre-Refunded, Series A....................................................................   3,700,000    3,855,030
    Series B .................................................................................   2,335,000    2,424,057
   White River Elementary Building Corp., First Mortgage, AMBAC Insured, 5.00%, 7/15/16 ......   1,000,000      979,930
                                                                                                          -------------
                                                                                                             30,965,514
                                                                                                          -------------
   Iowa .0%
   Clinton Hospital Facilities Revenue, Jane Lamb Health Center Project,
   Pre-Refunded, 8.75%, 8/01/03 ..............................................................     500,000      520,200
                                                                                                          -------------
   Kansas .1%
   Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 .................   5,730,000    6,388,434
                                                                                                          -------------
   Kentucky .9%
   Adair County Public Hospital District Corp. Revenue Refunding and Improvement,
    5.40%, 1/01/12 ...........................................................................     460,000      466,550
    5.70%, 1/01/19 ...........................................................................   1,100,000    1,111,209
   Jefferson County, Health Facilities Revenue, Beverly Project, 10.125%, 8/01/07 ............   3,000,000    3,133,590
   Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Project,
    8.10%, 12/01/15 ..........................................................................  11,000,000   11,821,920
    Series A, 7.50%, 2/01/20 .................................................................  11,230,000   12,527,402
    Series B, 7.25%, 2/01/22 .................................................................   3,595,000    3,964,997
   Kentucky Economic Development Financing Authority,
   Hospital System Revenue, Refunding and Improvement, 5.875%, 10/01/22.......................   7,835,000    8,056,495
   Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 ..............     905,000    1,027,736
   Russell Health System Revenue,
    8.10%, 7/01/15............................................................................   3,230,000    3,903,100
    Franciscan Health Center, Series B, 8.10%, 7/01/01........................................   1,400,000    1,528,590
   Kentucky (cont.)
   Russell Health System Revenue, (cont.)
    Pre-Refunded, 8.10%, 7/01/15.............................................................. $ 4,270,000  $ 5,437,632
    Refunding, Our Lady of Bellefonte, 5.50%, 7/01/15 ........................................   1,000,000    1,005,960
   Stanford Health Facilities Revenue, Refunding, Beverly Project, 10.375%, 11/01/09  ........     900,000    1,010,988
                                                                                                          -------------
                                                                                                             54,996,169
                                                                                                          -------------
   Louisiana 2.0%
   Calcasieu Parish Public Trust Authority, Mortgage Revenue,
    Refunding, Series A, 7.75%, 6/01/12 ......................................................   2,045,000    2,191,197
   Iberville Parish Consolidated School District No. 5, GO,
   Unlimited Tax, Pre-Refunded, 8.00%, 10/01/06 ..............................................     705,000      735,942
   Lake Charles Harbor & Terminal District Port Facilities Revenue,
   Refunding, Trunkline Co. Project, 7.75%, 8/15/22 ..........................................  35,000,000   40,537,700
   Pointe Coupee Parish, PCR, Refunding, Gulf States Utilities Co. Project, 6.70%, 3/01/13 ...   4,850,000    5,214,914
   St. Charles Parish PCR, Louisiana Power and Light Co. Project,
    8.25%, 6/01/14 ...........................................................................  25,500,000   27,395,670
    8.00%, 12/01/14 ..........................................................................  13,525,000   14,683,416
   West Feliciana PCR,
    Refunding, Gulf System Utilities Co. Project, 8.00%, 12/01/24 ............................  17,200,000   18,520,100
    Series A, 7.50%, 5/01/15 .................................................................   8,740,000    9,877,074
   Xavier University, Public Facilities Authority Revenue, Refunding,
    MBIA Insured, 5.25%, 9/01/17 .............................................................   5,000,000    5,055,900
                                                                                                          -------------
                                                                                                            124,211,913
                                                                                                          -------------
   Maine .7%
   Maine State Finance Authority Solid Waste Disposal Revenue,
   Boise Cascade Corp. Project, 7.90%, 6/01/15 ...............................................   5,000,000    5,381,750
   Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ......................   4,800,000    5,228,544
   Skowhegan PCR, S.D. Warren Co., 6.65%, 10/15/15
    Series A .................................................................................  24,570,000   26,401,202
    Series B .................................................................................   4,940,000    5,308,178
                                                                                                          -------------
                                                                                                             42,319,674
                                                                                                          -------------
   Maryland .7%
   Gaithersberg Hospital Facilities Revenue, Refunding and Improvement,
    Shady Grove, Nursing Home, Series B, Pre-Refunded,
    8.50%, 9/01/22 ...........................................................................   3,595,000    4,306,019
    Series B, 8.50%, 9/01/03 .................................................................   5,330,000    6,311,626
    Series B, 8.50%, 9/01/07 .................................................................   5,340,000    6,734,114
    Series C, 6.00%, 9/01/21..................................................................   5,000,000    5,327,500
   Maryland State CDA, Department of Housing and Community
   Development, Series A, 5.875%, 7/01/16 ....................................................   3,975,000    4,214,891
   Takoma Park, Hospital Facilities Revenue, Washington Adventist
    Hospital Project, Series B, 8.50%,
    9/01/03...................................................................................   5,550,000    6,572,144
    9/01/07...................................................................................   6,975,000    8,795,963
                                                                                                          -------------
                                                                                                             42,262,257
                                                                                                          -------------
   Massachusetts 1.4%
   Bay Transit Authority, General Transportation System, Series A, 7.00%, 3/01/21.............   2,000,000    2,533,300
   Cape Cod Health Systems, Massachusetts Industry Finance Authority,
   Pre-Refunded, 8.50%, 11/15/20 .............................................................   4,500,000    5,108,265
   Massachusetts Health and Educational Facility Authority Revenue,
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ..........................   5,000,000    5,340,750
    Framingham, Union Hospital, Pre-Refunded, 8.50%, 7/01/10 .................................   2,000,000    2,237,540
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ......................   9,000,000    9,102,060
    Saint Memorial Medical Center, Refunding, Series A, 5.75%, 10/01/06 ......................   3,250,000    3,265,665
    Saint Memorial Medical Center, Refunding, Series A, 6.00%, 10/01/23 ......................   5,735,000    5,762,356
   Massachusetts Municipal Wholesale, Electric Co. Power Supply System Revenue, 6.75%,
    Series A, 7/01/11 ........................................................................   4,435,000    4,788,514
    Series B, 7/01/17 ........................................................................   3,170,000    3,414,978
   Massachusetts State Industrial Finance Agency, Semass Project, 7/01/15,
    Series A, 9.00%...........................................................................  15,490,000   17,630,253
    Series B, 9.25%...........................................................................  20,570,000   23,498,962
   Massachusetts State Turnpike Authority, Metropolitan Highway
    System Revenue, Sub Series B, MBIA Insured, 5.25%, 1/01/29 ...............................   4,500,000    4,503,330
   Massachusetts State Water Resources Authority, Series A,
   Pre-Refunded, 6.00%, 4/01/20 ..............................................................   1,000,000    1,041,840
                                                                                                          -------------
                                                                                                             88,227,813
                                                                                                          -------------
   Michigan 1.9%
   City of Cadillac, Local Development Financial Authority,
    Tax Increment Revenue, Refunding, 8.50%, 3/01/10 ......................................... $ 5,720,000  $ 6,278,958
   Detroit GO,
    City School District, Series A, AMBAC Insured, 5.85%, 5/01/16 ............................   5,175,000    5,521,622
    Series A, Pre-Refunded, 6.80%, 4/01/15....................................................   5,160,000    6,012,019
    Series B, Refunding, 6.375%, 4/01/07......................................................   7,535,000    8,283,828
    Series B, Refunding, 6.25%, 4/01/08.......................................................   3,000,000    3,260,850
   Dickinson County, Memorial Hospital System Revenue, 8.125%, 11/01/24 ......................   4,250,000    4,965,275
   Garden City, Hospital Financing Authority, Hospital Revenue, Refunding,
    5.625%, 9/01/10...........................................................................   2,000,000    1,979,660
    5.75%, 9/01/17............................................................................   1,000,000      987,310
   Kent Hospital Finance Authority, Michigan Health Care Revenue,
   Series A, MBIA Insured, 6.125%, 1/15/21....................................................  11,770,000   12,764,918
   Michigan State Hospital Finance Authority Revenue,
    Mercy Health Services, Series Q, AMBAC Insured, 5.375%, 8/15/26...........................   4,750,000    4,793,320
    Mercy Hospital Services, Series Q, AMBAC Insured, 5.75%, 8/15/16..........................   9,310,000    9,820,933
    Refunding, Henry Ford Health, Series A, 5.25%, 11/15/25...................................  19,665,000   19,465,007
   Michigan State Strategic Fund Limited Obligation Revenue,
   Refunding, Detroit Edison Co., Series BB, MBIA Insured, 6.20%, 8/15/25 ....................   7,825,000    8,562,193
   Muskegon, Hospital Finance Authority, Muskegon General Hospital, 8.25%, 2/15/11 ...........   3,500,000    3,784,235
   Tawas City HFA, Hospital Revenue, Tawas St. Joseph's Hospital Project, Series A,
    8.50%, 3/15/12............................................................................   2,020,000    2,062,218
     b5.60%, 2/15/13..........................................................................   2,500,000    2,474,950
     b5.75%, 2/15/23..........................................................................   1,375,000    1,352,574
   Wayne County, Downriver Systems Sewer Disposal, Series A, 7.00%, 11/01/13 .................   1,900,000    2,052,190
   Wayne County, Michigan Building Authority IDA, Pre-Refunded, 8.00%, 3/01/17................   4,500,000    5,216,670
   Wayne County, South Huron Valley Wastewater Control, Refunding, 7.875%, 5/01/02 ...........   3,650,000    4,084,204
   Wyandotte Tax Increment Finance Authority, Central Development
    Area Project, Pre-Refunded, 7.875%,
    6/01/09...................................................................................     500,000      529,650
    6/01/10...................................................................................     500,000      529,650
                                                                                                          -------------
                                                                                                            114,782,234
                                                                                                          -------------
   Minnesota 2.1%
   Agriculture and EDR, Health Care System, Fairview Hospital,
   Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ........................................  23,380,000   24,789,113
   Burnsville Solid Waste Revenue, Freeway Transfer, Inc. Project, 9.00%,
    10/01/00..................................................................................     305,000      332,191
    4/01/10...................................................................................   1,500,000    1,646,625
   Duluth Minnesota, Commercial Development Revenue, Refunding,
   Duluth Radisson Hotel Project, 8.00%, 12/01/15 ............................................   5,000,000    5,215,300
   International Falls PCR, Refunding, Boise Cascade Corp. Project, 5.65%, 12/01/22 ..........   3,500,000    3,565,870
   Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06...............   2,200,000    2,323,046
   Minneapolis CDA, Limited Tax, Supported Development Revenue,
    Series 2, 8.40%, 12/01/12 ................................................................   2,890,000    3,026,235
    Series 3-A, 8.375%, 12/01/19 .............................................................     600,000      660,396
   Minnesota State HFA, Rental Housing, Refunding, Series D,
   MBIA Insured, 5.95%, 2/01/18...............................................................   3,535,000    3,711,609
   Northfield First Mortgage Nursing Home Revenue,
   Minnesota Odd Fellows Home Project, 8.75%, 10/01/03 .......................................   1,015,000    1,049,612
   Northwest Multi-County RDA, Governmental Housing Revenue
   Pooled Housing Project, 7.40%, 7/01/26 ....................................................   5,165,000    5,250,997
   Robbinsdale, MFHR, Refunding, Copperfield Phase II Apartments, 9.00%, 3/01/25 .............   4,110,000    4,266,386
   South Central Multi-County Housing and RDA, Pooled Housing, 8.00%, 2/01/25  ...............  10,000,000    5,700,000
   St. Cloud, IDR, Nahan Printing, 9.75%, 6/01/20 ............................................   5,860,000    6,492,118
   St. Paul Housing and RDA, Housing Tax, 8.625%, 9/01/07 ....................................   1,440,000    1,618,214
   St. Paul Port Authority Commercial Development,
   Theole Printing Project, 9.00%, 10/01/21 ..................................................     580,000      612,341
   St. Paul Port Authority Energy Park, Tax Increment Revenue,
    Refunding, Pre-Refunded, 8.00%, 12/01/07 .................................................   4,265,000    4,484,434
   St. Paul Port Authority, IDR,
    SDA Enterprises, Series K, 10.25%, 10/01/10 ..............................................   1,095,000    1,101,252
    Series 2, 7.50%, 10/01/09 ................................................................      40,000       40,399
    Series A-I, 8.50%, 12/01/01 ..............................................................     850,000      843,863
    Series A-I, 9.00%, 12/01/02...............................................................     260,000      263,305
    Series A-I, 9.00%, 12/01/12 ..............................................................   4,300,000    4,071,756
    Series A-II, 8.50%, 12/01/01 .............................................................     835,000      828,971
   Minnesota (cont.)
   St. Paul Port Authority, IDR, (cont.)
    Series A-II, 9.00%, 12/01/02..............................................................   $ 255,000    $ 258,241
    Series A-II, 9.00%, 12/01/12 .............................................................   4,235,000    4,010,206
    Series A-III, 8.50%, 12/01/01 ............................................................     875,000      868,683
    Series A-III, 9.00%, 12/01/02.............................................................     265,000      268,368
    Series A-III, 9.00%, 12/01/12 ............................................................   4,430,000    4,194,856
    Series A-IV, 8.50% 12/01/01 ..............................................................     670,000      665,163
    Series A-IV, 9.00%, 12/01/02 .............................................................     205,000      207,606
    Series A-IV, 9.00%, 12/01/12 .............................................................   3,375,000    3,195,855
    Series C, 10.00%, 12/01/01................................................................     860,000      877,811
    Series C, 10.00%, 12/01/02................................................................     715,000      729,243
    Series C, 10.00%, 12/01/06 ...............................................................   2,930,000    2,965,775
    Series C, 9.875%, 12/01/08 ...............................................................   3,100,000    3,123,467
    Series F, 10.25%, 10/01/98 ...............................................................      60,000       60,314
    Series F, 10.25%, 10/01/99 ...............................................................      65,000       65,673
    Series F, 8.00%, 9/01/00 .................................................................      25,000       24,901
    Series F, 10.25%, 10/01/00 ...............................................................      70,000       70,708
    Series F, 8.00%, 9/01/01 .................................................................      25,000       25,003
    Series F, 10.25%, 10/01/01 ...............................................................      80,000       80,813
    Series F, 8.00%, 9/01/02 .................................................................      25,000       25,096
    Series F, 10.25%, 10/01/02 ...............................................................      90,000       90,869
    Series F, 8.00%, 9/01/19 .................................................................   1,025,000      870,410
    Series I, 10.75%, 12/01/00 ...............................................................      15,000       15,338
    Series I, 10.75%, 12/01/01................................................................      15,000       15,442
    Series I, 10.75%, 12/01/02................................................................      15,000       15,413
    Series J, 9.50%, 12/01/01.................................................................      80,000       81,664
    Series J, 9.50%, 12/01/02.................................................................      95,000       96,932
    Series J, 9.50%, 12/01/11 ................................................................   1,325,000    1,306,702
    Series L, 9.50%, 12/01/01 ................................................................      40,000       40,832
    Series L, 9.75%, 12/01/01 ................................................................      25,000       25,519
    Series L, 9.50%, 12/01/02 ................................................................      45,000       45,915
    Series L, 9.75%, 12/01/02 ................................................................      30,000       30,605
    Series L, 9.50%, 12/01/14  ...............................................................   1,025,000    1,009,564
    Series L, 9.75%, 12/01/14 ................................................................   1,530,000    1,534,483
    Series N, 10.00%, 12/01/01................................................................      65,000       66,346
    Series N, 10.75%, 10/01/02 ...............................................................   1,300,000    1,313,182
    Series N, 10.00%, 12/01/02................................................................      65,000       66,295
    Series N, 10.00%, 12/01/14 ...............................................................   1,405,000    1,409,060
    Series S, 9.625%, 12/01/01 ...............................................................      55,000       55,066
    Series S, 9.625%, 12/01/02 ...............................................................      60,000       60,045
    Series S, 9.625%, 12/01/14 ...............................................................   1,280,000    1,273,856
    Series T, 9.625%, 12/01/01................................................................      30,000       30,623
    Series T, 9.625%, 12/01/02................................................................      35,000       35,711
    Series T, 9.625%, 12/01/14 ...............................................................     910,000      905,632
   St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
    6/01/16...................................................................................   5,140,000    5,259,556
    6/01/26...................................................................................  10,660,000   10,907,952
                                                                                                          -------------
                                                                                                            130,174,827
                                                                                                          -------------
   Mississippi 1.0%
   Claiborne County PCR, Middle South Energy, Inc. Project,
    Series A, 9.50%, 12/01/13 ................................................................  10,680,000   11,369,714
    Series B, 8.25%, 6/01/14 .................................................................   9,750,000   10,400,715
    Series C, 9.875%, 12/01/14 ...............................................................  10,000,000   10,672,800
    System Energy Residential Income Project, 6.20%, 2/01/26..................................  22,795,000   23,471,784
   Claiborne County PCR, System Energy Resources Inc., 7.30%, 5/01/25 ........................   2,500,000    2,655,675
   Mississippi (cont.)
   Lowndes County, Golden Triangle Medical Center, 8.50%, 2/01/10 ............................ $ 4,250,000  $ 4,601,858
   Mississippi Hospital Equipment and Facilities Authority Revenue,
    Refunding, Mississippi Methodist Hospital and Rehabilitation
 Center, Pre-Refunded, 9.375%, 5/01/12........................................................     720,000      747,850
                                                                                                          -------------
                                                                                                             63,920,396
                                                                                                          -------------
   Missouri 1.4%
   Lake of the Ozarks Community Bridge Corp., Bridge System Revenue,
    Pre-Refunded, 6.25%, 12/01/16.............................................................   1,000,000    1,154,550
    Pre-Refunded, 6.40%, 12/01/25.............................................................   3,000,000    3,496,140
     bRefunding, 5.25%, 12/01/14 .............................................................   2,500,000    2,477,800
     bRefunding, 5.25%, 12/01/20 .............................................................   6,280,000    6,173,052
     bRefunding, 5.255%, 12/01/26 ............................................................   6,875,000    6,695,356
   Missouri Health and Educational Facilities Authority,
    Health Facility Marshall, IDA, John Fitzgibbons Hospital, Pre-Refunded,
 10.00%, 5/01/20 .............................................................................   8,700,000    9,951,495
   Missouri State Health and Educational Facilities Authority Revenue,
    Heartland Health, Refunding and Improvement,
 8.125%, 10/01/10 ............................................................................   7,300,000    7,812,095
   Newton County IDA, Health Facilities Revenue, Beverly Enterprises,
   10.375%, 11/01/08 .........................................................................   1,390,000    1,515,031
   Perry Co., Perry Memorial Hospital, 9.125%, 6/01/11 .......................................   1,700,000    1,877,174
   St. Louis County IDA, Refunding, Kiel Center,
    7.625%, 12/01/09 .........................................................................   8,000,000    8,876,960
    7.75%, 12/01/13 ..........................................................................   5,175,000    5,746,010
    7.875%, 12/01/24 .........................................................................   6,000,000    6,666,360
   St. Louis Municipal Financial Corp. Leasehold Revenue, Refunding, Series A,
    6.00%, 7/15/13............................................................................  14,250,000   14,868,165
    City Justice Center, AMBAC Insured, 5.95%, 2/15/16 .......................................   8,640,000    9,333,101
                                                                                                          -------------
                                                                                                             86,643,289
                                                                                                          -------------
   Montana .3%
   Montana State Board of Housing, SFM,
    Senior Bonds, Series B-2, 8.90%, 10/01/00 ................................................     235,000      242,927
    Sub-Series A, 8.275%, 10/01/03 ...........................................................     545,000      577,041
   Montana State Board of Investments, Resource Recovery Revenue,
    Yellowstone Energy Project, 7.00%, 12/31/19 ..............................................  19,760,000   19,845,758
                                                                                                          -------------
                                                                                                             20,665,726
                                                                                                          -------------
   Nebraska .3%
   Douglas County, Hospital No. 1, Authority Revenue, 5.25%, 9/01/21..........................   3,670,000    3,673,083
   Lancaster County Hospital Authority No. 1, Hospital Revenue,
    Bryan Memorial Hospital Project, Series A, MBIA Insured,
 5.375%, 6/01/19..............................................................................   5,465,000    5,582,498
   Nebraska Investment Financing Authority, Health Facilities Revenue,
    Children's Healthcare Services, AMBAC Insured, 5.50%, 8/15/27.............................   5,000,000    5,123,100
   Scotts Bluff County, Hospital No. 1, Hospital Revenue, 6.375%, 12/15/08 ...................   2,100,000    2,254,392
                                                                                                          -------------
                                                                                                             16,633,073
                                                                                                          -------------
   Nevada 3.4%
   Clark County IDR,
    Nevada Power Co. Project, Series A, 5.60%, 10/01/30 ......................................  26,900,000   26,912,643
    Nevada Power Co. Project, Series A, 5.90%, 11/01/32.......................................   8,325,000    8,489,252
    Refunding, Nevada Power Co. Project, Series C, 5.50%, 10/01/30............................  34,900,000   34,793,206
    Southwest Gas Corp., Series A, 6.50%, 12/01/33............................................  13,775,000   14,943,671
   Clark County Special ID No. 108, Summerlin, 6.625%, 2/01/17................................   7,550,000    7,791,600
   Henderson Local Improvement,
    District No. 2, 9.50%, 8/01/11 ...........................................................   5,945,000    6,145,882
    District No. T-1, Series A, 8.50%, 8/01/13 ...............................................  43,255,000   46,878,039
    District No. T-4, Series A, 8.50%, 11/01/12 ..............................................  10,085,000   10,626,968
    District No. T-4, Series B, 7.30%, 11/01/12 ..............................................   4,810,000    4,973,348
    District No. T-10, 7.50%, 8/01/15.........................................................   7,335,000    7,583,583
   Las Vegas Downtown RDA, Tax Increment Revenue,
    Fremont Street Project, Series A, 6.10%, 6/15/14 .........................................   3,500,000    3,667,055

   Nevada (cont.)
   Las Vegas Special ID,
    No. 404, 5.85%, 11/01/09.................................................................. $ 3,500,000  $ 3,579,345
    No. 505, Elkhorn Springs, 8.00%, 9/15/13 .................................................   7,910,000    8,147,933
    No. 707, 6.60%, 6/01/05...................................................................   1,000,000    1,035,440
    No. 707, 6.70%, 6/01/06...................................................................   1,235,000    1,279,065
    No. 707, 6.80%, 6/01/07...................................................................   1,805,000    1,869,818
    No. 707, 7.10%, 6/01/16...................................................................   8,000,000    8,292,960
   Nevada Housing Division, SF Program, Subordinated, FI/GML,
     Series A, 9.30%, 10/01/00 ...............................................................     155,000      160,639
     Series A-1, 8.75%, 10/01/04 .............................................................     255,000      272,916
     Series A-2, 9.375%, 10/01/00 ............................................................     170,000      176,479
     Series A-2, 8.65%, 10/01/01 .............................................................     335,000      346,256
     Series A-3, 9.20%, 10/01/00 .............................................................     195,000      201,648
     Series B, 9.50%, 10/01/01 ...............................................................     265,000      277,776
     Series B-1, 7.90%, 10/01/05 .............................................................     630,000      666,628
     Series C-1, 7.55%, 10/01/05 .............................................................     795,000      846,206
   Nevada Housing Finance Division Subordinate, 10/01/02
    Series B-2, 9.65% ........................................................................     205,000      213,678
    Series C-1, 9.60% ........................................................................     290,000      293,837
   White Pine County, School District Building, Pre-Refunded, 6.75%, 6/01/18 .................   6,310,000    7,110,171
                                                                                                          -------------
                                                                                                            207,576,042
                                                                                                          -------------
   New Hampshire 1.3%
   New Hampshire Higher Education and Health Facility Authority Revenue,
    Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ..................................   1,300,000    1,337,973
    Hillcrest Terrace, 7.50%, 7/01/24 ........................................................  18,950,000   19,759,544
    Kendal at Hanover Project, Pre-Refunded, 8.00%, 10/01/19 .................................   9,450,000   10,224,333
   New Hampshire IDA, PCR, Public Service Co., 7.65%, 5/01/21,
    Project A ................................................................................  10,970,000   11,736,474
    Project C ................................................................................  34,635,000   37,054,947
   New Hampshire State Business Financial Authority, PCR,
   Refunding, United Illuminating Co., Series A, 5.875%, 10/01/33 ............................   3,000,000    3,052,050
                                                                                                          -------------
                                                                                                             83,165,321
                                                                                                          -------------
   New Jersey .5%
   New Jersey EDA,
    First Mortgage, Franciscan Oaks Project, 5.60%, 10/01/12 .................................   3,540,000    3,567,293
    First Mortgage, Franciscan Oaks Project, 5.70%, 10/01/17 .................................   1,250,000    1,268,475
    First Mortgage, Franciscan Oaks Project, 5.75%, 10/01/23 .................................   2,000,000    2,029,480
    First Mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 .................................   1,500,000    1,510,095
    Natural Gas Facilities Revenue, Nui Corp. Projects, Refunding,
    Series A, MBIA Insured, 5.70%, 6/01/32 ...................................................   7,975,000    8,303,570
   New Jersey Health Care Facilities Financing Authority Revenue,
   Lutheran Home, Series A, 8.40%, 7/01/19  ..................................................   2,100,000    2,195,235
   New Jersey State Housing and Mortgage Finance Agency, MFHR,
   Refunding, Series A, AMBAC Insured,
    6.00%, 11/01/14...........................................................................   3,000,000    3,195,360
    6.05%, 11/01/20...........................................................................   5,500,000    5,836,710
                                                                                                          -------------
                                                                                                             27,906,218
                                                                                                          -------------
   New Mexico 2.8%
   Farmington PCR, San Juan Project,
    Refunding, Public Service of New Mexico Co., Series A, 6.30%, 12/01/16 ...................   4,000,000    4,296,840
    Refunding, Public Service of New Mexico Co., Series A, 5.80%, 4/01/22 ....................  22,000,000   22,521,180
    Refunding, Public Service of New Mexico Co., Series A, 6.40%, 8/15/23 ....................  38,850,000   41,374,862
    Refunding, Public Service of New Mexico Co., Series B, 5.80%, 4/01/22 ....................  19,500,000   19,951,425
    Refunding, Public Service of New Mexico Co., Series C, 5.80%, 4/01/22 ....................  13,900,000   14,229,291
    Refunding, Public Service of New Mexico Co., Series D, 6.375%, 4/01/22 ...................  28,850,000   31,220,316
    Tucson Electric Power Co., Series A, 6.95%, 10/01/20 .....................................  27,000,000   30,703,050

   New Mexico (cont.)
   New Mexico Mortgage Finance Authority, SFM Program,
    Refunding Series A-1, 7.90%, 7/01/04 ..................................................... $ 1,220,000  $ 1,285,953
    Series A, 9.50%, 9/01/00 .................................................................     250,000      255,895
    Series A, 9.10%, 9/01/03 .................................................................     830,000      886,116
    Series A, FHA Insured, 8.80%, 9/01/01 ....................................................     255,000      265,368
    Series B, 9.30%, 9/01/00 .................................................................     120,000      122,810
    Sub Series A, 9.55%, 9/01/02 .............................................................     640,000      664,166
   Rio Rancho Water and Wastewater Revenue, Series A, 5.90%, 5/15/15..........................   3,620,000    3,861,671
                                                                                                          -------------
                                                                                                            171,638,943
                                                                                                          -------------
   New York 16.5%
   Babylon IDAR, Resource Recovery, Ogden Martin System,
    Babylon Inc., Pre-Refunded, 8.50%, 1/01/19,
    Series B .................................................................................   1,000,000    1,045,280
    Series C..................................................................................   3,920,000    4,097,498
   Metropolitan Transportation Authority, Service Contract,
    Commuter Facilities, Series A, MBIA Insured, 5.625%, 7/01/27 .............................  12,880,000   13,511,764
    Commuter Facilities, Series A, MBIA Insured, 5.875%, 7/01/27 .............................  22,700,000   24,502,607
    Refunding, Commuter Facilities, Series 1, 5.70%, 7/01/24 .................................  10,000,000   10,639,100
    Refunding, Commuter Facilities, Series 5, 6.50%, 7/01/16 .................................   3,860,000    4,077,357
    Refunding, Commuter Facilities, Series 8, 5.50%, 7/01/21..................................  18,775,000   19,122,150
    Refunding, Commuter Facilities, Series A, FGIC Insured, 6.10%, 7/01/26 ...................   7,500,000    8,257,650
    Refunding, Commuter Facilities, Series N, 6.80%, 7/01/04 .................................   3,330,000    3,686,776
    Refunding, Commuter Facilities, Series N, 6.90%, 7/01/05 .................................   3,050,000    3,392,485
     bRefunding, Commuter Facilities, Series R, 5.50%, 7/01/17 ...............................   2,000,000    2,006,940
    Refunding, Transportation Facilities, Series 7, 5.625%, 7/01/16...........................  12,000,000   12,291,720
    Refunding, Transportation Facilities, Series 8, 5.375%, 7/01/21...........................  19,210,000   19,362,527
    Refunding, Transportation Facilities, Series N, 6.80%, 7/01/04 ...........................   2,330,000    2,579,636
    Refunding, Transportation Facilities, Series N, 6.90%, 7/01/05 ...........................   2,470,000    2,705,342
    Refunding, Transportation Facilities, Series N, 7.125%, 7/01/09 ..........................   7,830,000    8,644,007
    Refunding, Transportation Facilities, Series P, 5.75%, 7/01/15 ...........................  13,565,000   14,055,239
     bRefunding, Transportation Facilities, Series R, 5.50%, 7/01/17..........................   5,000,000    5,030,700
   New York City GO,
    Refunding, Series A, 6.125%, 8/01/06 .....................................................  10,190,000   11,116,169
    Refunding, Series A, 6.25%, 8/01/08 ......................................................  10,000,000   10,890,300
    Refunding, Series F, 6.00%, 8/01/11.......................................................  10,000,000   10,692,600
    Refunding, Series F, 5.25%, 8/01/15.......................................................  20,580,000   20,723,854
    Refunding, Series F, 5.375%, 8/01/19......................................................  36,250,000   36,454,088
    Refunding, Series F, 5.25%, 8/01/24.......................................................  15,750,000   15,637,860
    Refunding, Series G, 5.75%, 8/01/10 ......................................................   1,795,000    1,890,171
    Refunding, Series G, 5.25%, 8/01/16 ......................................................   5,000,000    5,004,100
    Refunding, Series H, 6.25%, 8/01/15 ......................................................  25,000,000   26,989,500
    Refunding, Series H, 6.125%, 8/01/25 .....................................................   5,600,000    6,024,424
    Refunding, Series J, 6.00%, 8/01/21.......................................................  10,000,000   10,581,500
    Series A, 7.25%, 3/15/20 .................................................................     330,000      352,004
    Series A, 6.25%, 8/01/21..................................................................     845,000      899,232
    Series A, Pre-Refunded, 6.25%, 8/01/21....................................................     355,000      389,932
    Series B, 6.75%, 10/01/15.................................................................     100,000      110,254
    Series B, 7.00%, 2/01/18 .................................................................   4,090,000    4,497,855
    Series B, 7.50%, 2/01/18 .................................................................     385,000      430,214
    Series B, 7.00%, 2/01/19 .................................................................   5,000,000    5,498,600
    Series B, 7.00%, 2/01/20 .................................................................   5,745,000    6,317,891
    Series B, 5.25%, 8/01/20 .................................................................   6,800,000    6,755,324
    Series B, 5.375%, 8/01/22.................................................................  13,655,000   13,741,027
    Series B, 6.00%, 8/15/26..................................................................   5,000,000    5,277,850
    Series B, Pre-Refunded, 6.75%, 10/01/15...................................................   4,150,000    4,656,051
    Series B, Pre-Refunded, 7.00%, 8/15/16 ...................................................   7,060,000    8,241,915
   New York (cont.)
   New York City GO, (cont.)
    Series B, Sub-Series B-1, 7.00%, 8/15/16 .................................................$ 10,010,000 $ 11,345,634
    Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 ...................................   5,000,000    5,907,150
    Series C, 7.00%, 8/01/17 .................................................................     590,000      654,623
    Series C, 7.25%, 8/15/24 .................................................................   7,905,000    8,607,517
    Series C, 5.375%, 11/15/27 ...............................................................   7,450,000    7,491,124
    Series C, 5.50%, 11/15/37 ................................................................   2,000,000    2,008,380
    Series C, Sub Series C-1, 7.00%, 8/01/16 .................................................      55,000       61,024
    Series C, Sub Series C-1, 7.50%, 8/01/21 .................................................     435,000      491,246
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 ...................................     225,000      254,367
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17....................................   4,025,000    4,550,343
    Series D, 6.00%, 2/15/10..................................................................  11,600,000   12,376,736
    Series D, 7.70%, 2/01/11..................................................................     150,000      168,680
    Series D, 7.625%, 2/01/13 ................................................................     400,000      448,748
    Series D, 7.625%, 2/01/14 ................................................................     315,000      353,389
    Series D, 7.625%, 2/01/14 ................................................................     810,000      908,715
    Series D, 7.50%, 2/01/19 .................................................................     330,000      368,755
    Series D, 5.25%, 8/01/21..................................................................  48,980,000   48,650,854
    Series E, 6.25%, 2/15/07 .................................................................  10,000,000   10,938,200
    Series E, 7.50%, 2/01/18 .................................................................      45,000       50,285
    Series E, Pre-Refunded, 7.50%, 2/01/18 ...................................................     480,000      545,434
    Series F, 7.625%, 2/01/13 ................................................................     355,000      398,264
    Series F, 7.625%, 2/01/15 ................................................................      30,000       33,656
    Series F, 7.50%, 2/01/21 .................................................................     685,000      765,446
    Series F, 6.625%, 2/15/25 ................................................................   2,075,000    2,299,660
    Series F, Pre-Refunded, 6.625%, 2/15/25 ..................................................   6,550,000    7,526,016
    Series G, 6.125%, 10/15/11 ...............................................................  20,480,000   22,364,160
    Series G, 6.20%, 10/15/14 ................................................................  10,000,000   10,770,000
    Series G, 7.50%, 2/01/22 .................................................................      60,000       67,046
    Series H, 7.20%, 2/01/14 .................................................................     625,000      691,756
    Series H, 7.20%, 2/01/15 .................................................................   1,375,000    1,521,864
    Series H, 7.00%, 2/01/19..................................................................   2,245,000    2,469,725
    Series H, 7.00%, 2/01/20 .................................................................     280,000      307,922
    Series H, 7.00%, 2/01/22..................................................................      35,000       38,490
    Series H, Pre-Refunded, 7.20%, 2/01/15 ...................................................   1,730,000    1,943,915
    Series H, Pre-Refunded, 7.00%, 2/01/19....................................................      75,000       83,737
    Series H, Pre-Refunded, 7.00%, 2/01/20 ...................................................     745,000      831,785
    Series H, Pre-Refunded, 7.00%, 2/01/22....................................................     315,000      351,694
    Series I, 6.25%, 4/15/17 .................................................................  25,370,000   27,711,651
    Series I, 6.25%, 4/15/27..................................................................  22,920,000   24,789,355
   New York City Health and Hospital Corp. Revenue, Refunding,
    Series A, 6.30%, 2/15/20..................................................................   8,885,000    9,379,539
   New York City IDA, Civic Facility Revenue, Amboy Corp. Project,
    9.625%, 6/01/15 ..........................................................................   6,540,000    7,163,327
   New York City, IDAR Brooklyn Navy Yard Cogen Partners,
    5.65%, 10/01/28...........................................................................   5,000,000    5,112,750
    5.75%, 10/01/36...........................................................................   5,750,000    5,926,353
   New York City Municipal Water Financing Authority,
    Water and Sewer System Revenue,
    Refunding, Series A, 5.125%, 6/15/21 .....................................................  22,550,000   22,142,071
    Series B, 5.25%, 6/15/29..................................................................  10,000,000    9,953,400
   New York State Dormitory Authority Revenue, City University System,
    Refunding, 3rd General Residence, Series 2, 6.00%, 7/01/26  ..............................  21,850,000   22,998,873
    Series 1, 5.25%, 7/01/17..................................................................  15,000,000   14,908,800
    Series 1, 5.375%, 7/01/24.................................................................   5,500,000    5,516,225
    Series B, Pre-Refunded, 7.20%, 7/01/21 ...................................................   1,000,000    1,113,500
   New York State Dormitory Authority Revenue, Mental Health Services Facilities,
    Refunding, Series B, 5.625%, 2/15/21 .....................................................   8,360,000    8,674,670
    Series A, 6.00%, 8/15/17..................................................................  11,240,000   12,012,076
    Series A, 5.75%, 2/15/27..................................................................   5,000,000    5,172,300
   New York (cont.)
   New York State Dormitory Authority Revenue, Second Hospital,
    Southside Hospital, MBIA Insured, 5.20%, 2/15/21  ........................................ $ 5,000,000  $ 4,973,300
    St. Agnes Hospital, Series A, 5.30%, 2/15/19 .............................................   4,250,000    4,212,685
    St. Clare's Hospital, Series B, 5.40%, 2/15/25............................................   6,500,000    6,505,395
   New York State Dormitory Authority Revenue, State University Educational Facilities,
    6.00%, 5/15/18 ...........................................................................   5,000,000    5,321,150
    5.50%, 5/15/26............................................................................   6,055,000    6,201,652
    Refunding, 5.125%, 5/15/21 ...............................................................   3,250,000    3,204,175
    Refunding, Series A, 6.00%, 5/15/25 ......................................................  33,750,000   35,751,375
    Series B, 5.75%, 5/15/24 .................................................................  23,000,000   23,870,320
   New York State Environmental Facility Corp., PCR, State Water Revenue,
    New York Municipal Water, Refunding, Series A,
 5.875%, 6/15/14 .............................................................................   5,000,000    5,349,150
   New York State HFA, Series A,
    Revenue, Refunding, 5.90%, 11/01/05.......................................................  12,515,000   13,387,546
    Service Contract Obligation, Pre-Refunded, 7.80%, 9/15/20 ................................   9,715,000   10,800,554
    Service Contract Obligation, Revenue, 6.00%, 3/15/26......................................   4,975,000    5,240,864
    Service Contract Obligation, Revenue, Pre-Refunded, 6.50%, 3/15/25........................  10,000,000   11,617,800
   New York State Local Government Assistance Corp., Series D,
    Pre-Refunded, HFA, 7.80%, 9/15/10 ........................................................   6,850,000    7,615,419
   New York State Medical Care Facilities Finance Agency Revenue,
    Montefiore Medical Center, Insured Mortgage, Series A,
   AMBAC Insured, FHA Guaranteed, 5.75%, 2/15/25..............................................   6,175,000    6,424,223
    Secured Hospital, Series A, 7.35%, 8/15/11 ...............................................   2,500,000    2,731,825
    St. Luke's Nursing Home Mortgage Insured, Series B, 6.95%, 2/15/32........................   4,000,000    4,350,960
   New York State Mortgage Agency Revenue, Homeowner Mortgage,
    Series 59, 6.10%, 10/01/15................................................................   2,000,000    2,141,540
    Series 59, 6.15%, 10/01/17................................................................   2,750,000    2,955,673
    Series 61, 5.80%, 10/01/16................................................................   7,100,000    7,436,611
   New York State Urban Development Corp. Revenue,
    Correctional Capital Facilities, Series 6, 5.375%, 1/01/25 ...............................   5,750,000    5,737,350
    Correctional Capital Facilities, Series 7, 5.70%, 1/01/27 ................................  22,750,000   23,369,483
    Refunding, Correctional Capital Facilities, Series A, 5.25%, 1/01/21 .....................   5,650,000    5,627,174
   New York State Urban Development Corp., Refunding,
    Corporate Purpose, Sub-Lien, 5.50%, 7/01/22 ..............................................   7,975,000    8,157,229
   Port Authority of New York and New Jersey, Special Obligation Revenue,
    2nd Installment, 6.50%, 10/01/01 .........................................................   1,000,000    1,070,770
    3rd Installment, 7.00%, 10/01/07 .........................................................   8,000,000    9,344,640
    4th Installment, Special Project, 6.75%, 10/01/11 ........................................     925,000    1,039,154
    5th Installment, 6.75%, 10/01/19 .........................................................  17,500,000   19,555,900
    Consolidated, 102nd Series, MBIA Insured, 5.75%, 10/15/23 ................................   5,000,000    5,287,500
    Continental Airlines, Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 .................  10,000,000   11,255,000
    Continental Airport Project, Eastern Project, La Guardia, 9.125%, 12/01/15 ...............  27,650,000   31,208,002
   Warren & Wash Counties IDAR, Refunding, Resource Recovery,
   Series A, 7.90%, 12/15/07 .................................................................   1,275,000    1,329,226
                                                                                                          -------------
                                                                                                          1,016,476,368
                                                                                                          -------------
   North Carolina .9%
   Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25...............................   2,500,000    2,640,525
 b Charlotte Special Facilities Revenue, Refunding, Charlotte/Douglas
    International Airport, 5.60%, 7/01/27 ....................................................  17,980,000   17,845,150
   North Carolina Eastern Municipal Power Agency System Revenue,
    Refunding, Series B,MBIA Insured, 5.875%, 1/01/21.........................................  20,000,000   21,258,400
   North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
    3/01/16...................................................................................   2,915,000    3,123,481
    9/01/17...................................................................................   1,945,000    2,084,106
   University of North Carolina, Chapel Hill Hospital Revenue, 5.25%, 2/15/26 ................   6,570,000    6,589,973
                                                                                                          -------------
                                                                                                             53,541,635
                                                                                                          -------------
   North Dakota .4%
   Mercer County, PCR, Refunding, Basin Electric Power,
   Second Series, AMBAC Insured, 6.05%, 1/01/19 ..............................................  24,655,000   26,830,557
                                                                                                          -------------

   Ohio 5.9%
   Allen County Nursing Home, First Mortgage Revenue, Volunteers of
   America Care Facilities Project, 9.00%, 3/01/18 ........................................... $ 2,585,000  $ 2,674,105
   Cleveland Airport Special Revenue, Continental Airlines, Inc. Project,
    9.00%, 12/01/19...........................................................................  21,235,000   23,405,854
     bRefunding, 5.70%, 12/01/19 .............................................................   8,520,000    8,383,595
   Cuyahoga County Hospital Revenue, Refunding, University Hospitals
    Health System, Series B, MBIA Insured, 5.50%, 1/15/16.....................................  10,065,000   10,404,895
   Dayton Special Facilities Revenue, Emery Air Freight
  Corp./Emery Worldwide Air Inc., Refunding,
     bSeries A, 5.625%, 2/01/18...............................................................   5,000,000    5,075,600
    Series C, 6.05%, 10/01/09.................................................................   7,500,000    8,168,850
    Series E, 6.05%, 10/01/09 ................................................................   4,000,000    4,356,720
   Elyria, FGIC Insured, 5.40%, 12/01/22 .....................................................   2,785,000    2,833,292
   Franklin County Health Care Facilities Revenue,
    Ohio Presbyterian Retirement Services,
    Refunding 5.50%, 7/01/17..................................................................   2,100,000    2,101,680
    Refunding 5.50%, 7/01/21..................................................................   3,200,000    3,160,800
    Series A, 6.625%, 7/01/13.................................................................   1,000,000    1,104,780
   Lorain County Hospital Revenue, Refunding, Catholic Healthcare
    Partners, Series B, MBIA Insured, 5.50%, 9/01/27..........................................  17,885,000   18,454,101
   Lucas County Health Facilities Revenue, Refunding,
    Ohio Presbyterian Retirement Services, Series A,
    6.625%, 7/01/14...........................................................................   1,000,000    1,089,330
    6.75%, 7/01/20............................................................................   2,000,000    2,181,360
   Montgomery County Health Systems Revenue,
    Refunding, Franciscan Medical Center at Dayton, 5.50%, 7/01/18 ...........................   1,900,000    1,903,097
    Refunding, Franciscan Medical Center at St. Leonard, 5.50%, 7/01/18 ......................   3,600,000    3,609,000
    Refunding, Series B, 8.10%, 7/01/01 ......................................................   1,000,000    1,091,530
    Refunding, Series B-1, 8.10%, 7/01/01 ....................................................     900,000      982,377
    Refunding, Series B-1, 8.10%, 7/01/18 ....................................................   1,955,000    2,374,308
    Series B-1, Pre-Refunded, 8.10%, 7/01/18 .................................................   4,345,000    5,568,465
    Series B-2, 8.10%, 7/01/18 ...............................................................   1,995,000    2,400,165
    Series B-2, Pre-Refunded, 8.10%, 7/01/18 .................................................   4,505,000    5,755,138
    St. Leonard, Series B, 8.10% 7/01/18 .....................................................   3,100,000    3,800,600
    St. Leonard, Series B, Pre-Refunded, 8.10% 7/01/18........................................   6,500,000    8,303,750
   Muskingum County, Ohio Hospital Facilities Revenue, Refunding,
    Franciscan Sisters, Connie Lee Insured, 5.375%, 2/15/12 ..................................   1,200,000    1,216,548
   Oak Hills Local School District, MBIA Insured, 5.45%, 12/01/21 ............................   4,925,000    5,069,894
   Ohio State Air Quality Authority,
    Dayton Power and Light Company Project, Refunding, 6.10%, 9/01/30.........................  17,900,000   19,275,257
    Toledo Edison, Series B, 8.00%, 5/15/19 ..................................................   5,265,000    5,679,092
   Ohio State Air Quality Development Authority Revenue, Refunding, Pollution Control,
    Series A, 6.10%, 8/01/20 .................................................................   5,400,000    5,690,250
    Series B, 6.00%, 8/01/20 .................................................................  39,760,000   41,908,233
    Toledo, Series C, 6.10%, 8/01/27 .........................................................   5,000,000    5,268,750
   Ohio State HFA, Chagrin Fall, Retirement Rental
    Housing Revenue, 10.375%, 4/01/09 ........................................................   9,800,000   10,481,786
   Ohio State HFA, RMR, GNMA Secured, Series A-1, 5.40% 9/01/29 ..............................   6,370,000    6,341,271
   Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.00%, 6/01/21 ...........  16,650,000   18,106,709
   Ohio State Water Development Authority Revenue,
    COP, Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21..................................   9,250,000    9,866,328
    PCR, Refunding, Cleveland Electric, Series A, 6.10%, 8/01/20 .............................  10,000,000   10,537,500
    PCR, Refunding, Cleveland Electric, Series A, 8.00%, 10/01/23 ............................  27,700,000   32,013,444
    Toledo Edison, Series A, 8.00%, 5/15/19 ..................................................   6,200,000    6,687,630
   Seneca County Nursing HMR, Refunding and Improvement,
    Volunteers of America Care Facilities, 9.00%, 1/01/13 ....................................   3,560,000    3,654,340
   Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express,
    Project 1, 7.00%, 4/01/04 ................................................................   6,055,000    6,599,708
    Project 1, 7.25%, 4/01/09 ................................................................   5,385,000    5,952,041
    Project 1, 7.375%, 4/01/14 ...............................................................   8,200,000    9,070,922
    Project 1, 7.50%, 4/01/19 ................................................................  14,365,000   15,903,779
    Series 1, 9.125%, 9/15/01 ................................................................     940,000    1,020,708
    Series 1, 9.125%, 9/15/13 ................................................................   5,875,000    6,343,531

   Ohio (cont.)
   Toledo-Lucas County Port Authority Development Revenue, Nortwest Ohio Bond Fund,
    Series A, Pre-Refunded, 8.625%, 5/15/10 .................................................. $ 1,185,000  $ 1,334,559
    Series B, 9.00%, 11/15/08 ................................................................   1,355,000    1,422,018
    Series D, 8.25%, 5/15/20 .................................................................   2,965,000    3,148,919
   Willoughby IDR, Refunding, Ohio Presbyterian Retirement
    Services, Series A, 6.875%, 7/01/16 ......................................................   1,500,000    1,576,350
                                                                                                          -------------
                                                                                                            363,352,959
                                                                                                          -------------
   Oklahoma .3%
   Tulsa Municipal Airport Transportation Revenue, American
 Airlines, Inc., 7.375%, 12/01/20.............................................................  12,845,000   13,978,700
   Valley View Hospital Authority, Oklahoma Revenue, Refunding,
   Valley View Regional Medical Center, 6.00%, 8/15/14 .......................................   4,000,000    4,150,720
   Washington County Medical Authority Revenue, Bartlesville, Refunding,
   Jane Phillips Hospital, Series A, Pre-Refunded,
 8.50%, 11/01/10 .............................................................................   2,500,000    2,681,650
                                                                                                          -------------
                                                                                                             20,811,070
                                                                                                          -------------
   Oregon .2%
   Northern Wasco County, Peoples Utilities District, Oregon Electric Revenue,
    FGIC Insured, 5.625%, 12/01/22............................................................   2,500,000    2,609,325
   Oregon State Department of Administrative Services, COP, MBIA Insured,
    Series A, 5.50%, 11/01/20.................................................................   5,585,000    5,802,759
    Series C, 5.75%, 5/01/17..................................................................   4,665,000    4,993,509
                                                                                                          -------------
                                                                                                             13,405,593
                                                                                                          -------------
   Pennsylvania 4.2%
   Beaver County, Series A, MBIA Insured, Pre-Refunded,
   5.90%, 10/01/26............................................................................  10,000,000   11,136,900
   Chartiers Valley Industrial and Commercial Development
   Authority Revenue, Refunding,
    Asbury Health Center Project, 7.40%, 12/01/15 ............................................   5,250,000    5,676,773
    First Mortgage, United Methodist Health Center, Series A,
   Pre-Refunded, 9.50% 12/01/15...............................................................   6,000,000    6,367,020
   Delaware River Port Authority, Pennsylvania and New Jersey
   Revenue, Series 1995, FGIC Insured, 5.50%, 1/01/26 ........................................  20,750,000   21,545,970
   Franklin County IDA, Health Facilities Revenue, Encore Nursing Center, 7/01/11,
    10.375%...................................................................................     650,000      733,642
    Refunding, 10.375% .......................................................................   3,000,000    3,377,700
   Gettysburg IDA, Health Facilities Revenue, Refunding,
   Encore Nursing Center, 10.375%, 7/01/11 ...................................................   3,100,000    3,498,908
   Lehigh County IDA, PCR, Refunding, Pennsylvania Power & Light Co. Project,
   Series A, MBIA Insured, 6.15%, 8/01/29 ....................................................   4,000,000    4,371,000
   Montgomery County Higher Education and Health Authority Revenue, Pre-Refunded,
    First Mortgage, Holy Redeemer Long-Term Care, Series A, 8.20%, 6/01/06 ...................   1,755,000    2,023,129
    First Mortgage, Holy Redeemer Long-Term Care, Series A, 8.00%, 6/01/22 ...................   3,500,000    4,029,025
    St. Joseph's University, 8.30%, 6/01/10 ..................................................   5,000,000    5,549,900
    United Hospital, Series A, 8.375%, 11/01/11 ..............................................     200,000      218,380
    United Hospital, Series A, 7.50%, 11/01/12 ...............................................   3,560,000    3,767,726
    United Hospital, Series A, 7.50%, 11/01/13 ...............................................     750,000      794,378
    United Hospital, Series A, 7.50%, 11/01/14 ...............................................     600,000      635,502
    United Hospital, Series B, 7.50%, 11/01/14 ...............................................   3,940,000    4,169,899
    United Hospital, Series B, 7.50%, 11/01/15 ...............................................   1,600,000    1,694,672
   Montgomery County IDAR, Resource Recovery, 7.50%, 1/01/12 .................................  10,000,000   10,494,300
   Pennsylvania Convention Center Authority Revenue, Series A, Refunding,
    5.75%, 9/01/99 ...........................................................................   3,400,000    3,483,334
    6.25%, 9/01/04 ...........................................................................   5,000,000    5,446,750
    6.60%, 9/01/09 ...........................................................................  16,000,000   17,787,200
    6.70%, 9/01/14 ...........................................................................  20,760,000   23,070,380
    6.75%, 9/01/19 ...........................................................................  15,800,000   17,555,222
   Pennsylvania EDA, Resource Recovery Revenue,
    Colver Project, Series D, 7.125%, 12/01/15 ...............................................  10,000,000   11,192,900
   Pennsylvania State Higher Educational Facilities Authority Revenue, Series A,
    Health Services Revenue, Allegheny Delaware Valley Obligated Group,
    MBIA Insured, 5.875%, 11/15/16............................................................  15,000,000   16,050,150
    Medical College of Pennsylvania, Pre-Refunded, 8.375%, 3/01/11............................   1,200,000    1,277,508
   Pennsylvania State Pooled Finance Authority, Lease Revenue,
   Capital Improvement, Series B, MBIA Insured, 8.00%, 11/01/09 ..............................   1,825,000    1,912,454
   Philadelphia Gas Works Revenue, 14th Series A, Refunding, 6.375%, 7/01/26..................   2,850,000    3,017,751
   Philadelphia GO, Refunding, Series A, 6.00%, 5/15/05 ......................................   3,080,000    3,263,968

   Pennsylvania (cont.)
   Philadelphia Municipal Authority Revenue, Lease,
    Refunding, Series D, 6.30%, 7/15/17 ...................................................... $ 3,500,000  $ 3,749,795
    Sub-Series C, 8.625%, 11/15/16............................................................   2,865,000    3,204,273
    Sub-Series D, 6.25%, 7/15/13 .............................................................   3,000,000    3,214,470
   Philadelphia Water and Sewer Revenue, ETM, 10th Series, 7.35%, 9/01/04.....................  14,345,000   16,476,524
   Schuylkill County IDA, Resources Recovery Revenue,
   Refunding, Schuylkill Energy Resources Inc., 6.50%, 1/01/10................................  14,130,000   14,804,124
   South Fork Municipal Authority Hospital Revenue,
    Conemaugh Valley Memorial Hospital Project, Series A, MBIA Insured,
 5.75%, 7/01/16...............................................................................   8,130,000    8,596,256
   South Wayne County, Water and Sewer Authority Revenue,
    Refunding, 8.20%, 4/15/13.................................................................   8,620,000    9,069,533
   Washington County IDA, PCR, West Pennsylvania Power
   Company, 6.05%, 4/01/14....................................................................   5,025,000    5,428,709
                                                                                                          -------------
                                                                                                            258,686,125
                                                                                                          -------------
   Puerto Rico .0%
   Puerto Rico Commonwealth Infrastructure Financing Authority,
    Special Tax Revenue, Series A, 7.75%, 7/01/08 ............................................   1,875,000    1,934,738
                                                                                                          -------------
   Rhode Island .3%
   Rhode Island HFC, Homeownership Opportunity, Series 17-A, 6.25%, 4/01/17 ..................   5,000,000    5,001,950
   Rhode Island State Health and Educational Building Corp. Revenue,
    Landmark Medical Center Assessment, 5.875%, 10/01/19 .....................................   6,000,000    6,227,820
    Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23...................................   5,000,000    5,269,850
   West Warwick GO, Series A,
    6.80%, 7/15/98 ...........................................................................     880,000      887,946
    7.00%, 8/15/02 ...........................................................................     145,000      155,833
    7.30%, 7/15/08 ...........................................................................     915,000    1,015,934
                                                                                                          -------------
                                                                                                             18,559,333
                                                                                                          -------------
   South Carolina .9%
   Charleston County Hospital Facilities, First Mortgage Revenue,
    Sandpiper Village, Inc., 8.00%, 11/01/13 .................................................   3,625,000    3,650,085
   Piedmont Municipal Power Agency, Electricity Revenue, Refunding,
    6.55%, 1/01/16............................................................................   9,500,000    9,548,070
    6.60%, 1/01/21............................................................................   8,770,000    8,815,779
   South Carolina State Public Service Authority Revenue, Refunding,
    Series A, MBIA Insured, 5.75%, 1/01/22 ...................................................  32,500,000   34,216,650
                                                                                                          -------------
                                                                                                             56,230,584
                                                                                                          -------------
   South Dakota .4%
   Education Loans Inc., Student Loan Revenue, 5.60%, 6/01/20 ................................   5,000,000    5,025,900
   South Dakota HDA, Homeownership Mortgage, Series A, 6.125%, 5/01/17........................   5,000,000    5,324,400
   South Dakota State Health and Educational Facilities Authority Revenue,
    5.50%, 8/01/22............................................................................   7,100,000    7,251,230
    Refunding, Prairie Lakes Health Care, 7.25%, 4/01/22 .....................................   3,500,000    3,893,400
   Watertown Hospital Facilities Revenue, Prairie Lakes Health Care System Project,
    Pre-Refunded, 9.125%, 4/01/13 ............................................................   3,000,000    3,071,730
                                                                                                          -------------
                                                                                                             24,566,660
                                                                                                          -------------
   Tennessee .4%
   Johnson City Health and Educational Facilities Board Revenue Mortgage,
    Pine Oaks Assisted Project, Series A, 5.90%, 6/20/37......................................   2,620,000    2,713,508
   Knox County Health, Educational and Housing Facilities Board,
    MFHR, GNMA Secured, Eastowne Village Project, 8.20%, 7/01/28  ............................   3,075,000    3,202,121
   Memphis-Shelby County Airport Authority, Special Facilities and Project Revenue,
   Federal Express Corp., 7.875%, 9/01/09  ...................................................   6,000,000    6,757,800
   Metropolitan Government, Nashville and Davidson County
 Public Improvements, 5.875%, 5/15/26 ........................................................   5,000,000    5,320,700
   Shelby County, Health and Education Housing Facility Revenue,
 Beverly Enterprise, 10.125%, 12/01/11  ......................................................   2,800,000    3,092,600
   Tennessee HDA, Financial Mortgage, Series A, 6.90%, 7/01/25 ...............................     200,000      218,054
                                                                                                          -------------
                                                                                                             21,304,783
                                                                                                          -------------
   Texas 4.1%
   Alliance Airport Authority, Special Facilities Revenue, 7.50%, 12/01/29 ...................  10,000,000   10,892,800
   Bexar County Health Facilities Development Corp. Revenue,
    Baptist Health System Project, MBIA Insured, Series B, 5.25%, 11/15/31....................  19,250,000   19,038,250
    Refunding, Incarnate Word Health Services, FSA Insured, 6.00%, 11/15/15...................   8,750,000    9,436,088

   Texas (cont.)
   Brazos River Authority Revenue,
    PCR, Houston Light and Power Co., 8.25%, 5/01/19 .........................................$ 16,000,000 $ 16,431,840
    PCR, Texas Utilities Electric Co. Project, Collateralized, Series A, 9.25%, 3/01/18 ......   1,675,000    1,715,200
    Refunding, Houston Industries Inc. Project, Series C,
 AMBAC Insured, 5.125%, 5/01/19  .............................................................  12,000,000   11,838,960
   Coppell Special Assessment Gateway Project, 8.70%, 3/01/12 ................................   4,355,000    4,494,012
   Copperas Cove Health Facilities Development Corp., Hospital Revenue,
First Mortgage, Metroplex Health, Series B,
 Pre-Refunded, 9.125%, 12/01/19 ..............................................................   5,412,000    5,943,621
   El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ...................................   5,045,000    5,479,223
 b Gulf Coast IDA, Waste Disposal Revenue, Valero Refining Project, 5.60%, 12/01/31...........  10,000,000   10,000,000
   Harris County Health Facilities Development Corp., MBIA Insured,
    Hospital Revenue, Refunding, Memorial Hospital System Project,
Series A, 5.75%, 6/01/19 .....................................................................  15,165,000   15,985,730
    Hospital Revenue, Refunding, Memorial Hospital System Project,
Series A, 5.50%, 6/01/24 .....................................................................  12,000,000   12,292,200
    Special Facilities Revenue, Texas Medical Center Project, 6.00%, 5/15/20 .................   7,000,000    7,598,290
   Matagorda County Navigation District No. 1 Revenue, Refunding,
Houston Industrial Inc. Project, Series A, MBIA Insured,
 5.25%, 11/01/29 .............................................................................   8,500,000    8,281,720
   Midland County Hospital District Revenue, Series 1989,
 Pre-Refunded, 8.375%, 6/01/02 ...............................................................   2,000,000    2,042,180
   Nueces River Authority, Texas Water Supply
 Revenue Facilities, 5.50%, 3/01/27...........................................................   7,500,000    7,716,000
 b Port Corpus Christi IDC Revenue, Refunding,
Valero,Series C, 5.40%, 4/01/18 ..............................................................   5,000,000    5,000,000
   Red River Authority, PCR, Refunding, West Texas Utilities Co.,
 Public Service Co., Oklahoma Central Power and Light Co.,
 MBIA Insured, 6.00%, 6/01/20 ................................................................   8,000,000    8,627,680
   Sabine River Authority, PCR, Refunding, Southwestern
 Electric Power, MBIA Insured, 6.10%, 4/01/18.................................................   7,000,000    7,595,140
   Sam Rayburn Texas Municipal Power Agency Supply
System Revenue, Refunding,
    Series A, 6.50%, 10/01/08.................................................................     380,000      397,510
    Series A, 6.75%, 10/01/14.................................................................  12,845,000   13,532,079
    Series A, 6.25%, 10/01/17.................................................................   4,660,000    4,750,404
    Series B, 5.75%, 10/01/08.................................................................   1,315,000    1,321,141
    Series B, 6.125%, 10/01/13................................................................   4,870,000    4,953,472
    Series B, 5.50%, 10/01/20.................................................................  11,180,000   10,746,551
   San Antonio Texas Electric and Gas Revenue, Series 95,
 MBIA Insured, 5.375%, 2/01/18................................................................   6,000,000    6,117,420
   Tarrant County, Texas Health Facilities Development Corp.,
 Health Systems Revenue, Refunding,
    Harris Methodist Health, AMBAC Insured, ETM, 5.125%, 9/01/12..............................   3,000,000    3,064,110
    Texas Health Resources System, Series A, MBIA Insured, 5.25%, 2/15/22 ....................  11,650,000   11,670,038
   Texas State Refunding, VHA, Series A, 6.15%, 12/01/25 .....................................   7,430,000    7,858,637
   Texas State Water Development Board Revenue, 6.00%, 7/15/13 ...............................   4,000,000    4,281,160
   Tomball Texas Hospital Authority Revenue, Refunding, 6.125%, 7/01/23.......................   8,750,000    9,171,925
   Tyler Health Facilities Development Corp. Hospital Revenue, 5.60%, 11/01/27 ...............   3,450,000    3,566,196
                                                                                                          -------------
                                                                                                            251,839,577
                                                                                                          -------------
   United States Territories .4%
   American Samoa EDA, Executive Office Building Revenue, 10.125%, 9/01/08 ...................   2,295,000    2,392,492
   Virgin Island Public Finance Authority Revenue, Refunding,
Matching Fund Loan Notes, Series A, 7.25%, 10/01/18 ..........................................  14,000,000   15,797,460
   Virgin Islands Water and Power Authority,
    Electric System Revenue, Series A, 7.40%, 7/01/11 ........................................     385,000      416,023
    Water Power Revenue, Series B, 7.60%, 1/01/12 ............................................   4,000,000    4,405,000
                                                                                                          -------------
                                                                                                             23,010,975
                                                                                                          -------------
   Utah .8%
   Box Elder County PCR, Nucor Corp. Project, 6.90%, 5/15/17 .................................   2,000,000    2,199,360
   Carbon County Solid Waste Disposal Revenue, Refunding,
 Laidlaw Environmental, Series A, 7.45%, 7/01/17..............................................   2,500,000    2,713,050
   Davis County Solid Waste Management Energy Recovery Revenue,
 Refunding, Special Services District, 6.125%, 6/15/09 .......................................  16,800,000   17,626,560
   Tooele County PCR, Refunding, Laidlaw Environmental,
Series A, 7.55%, 7/01/27......................................................................   3,500,000    3,822,980
   Utah Assessed Municipal Power Systems Revenue,
 San Juan Project, 6.375%, 6/01/22 ...........................................................  11,000,000   12,087,460
   Utah State HFA, SFM,
    Series A, 9.625%, 7/01/00 ................................................................      30,000       31,112
    Series A-2, 9.625%, 7/01/02 ..............................................................      40,000       41,651
    Series A-2, 9.45%, 7/01/03 ...............................................................     115,000      120,368
    Series B, 9.50%, 7/01/00 .................................................................      35,000       36,206
   Utah (cont.)
   Utah State HFA, SFM, (cont.)
    Series B, 9.60%, 7/01/00 .................................................................    $ 15,000     $ 15,412
    Series B, 9.25%, 7/01/01 .................................................................      55,000       56,800
    Series B-2, 9.50%, 7/01/02 ...............................................................      50,000       51,986
    Series B-2, 9.45%, 7/01/03 ...............................................................     145,000      152,644
    Series C-1, 9.375%, 7/01/00 ..............................................................      70,000       72,230
    Series C-2, 9.05%, 7/01/03 ...............................................................     185,000      195,604
    Series D-2, 9.00%, 7/01/03 ...............................................................     370,000      391,186
    Series E, 9.50%, 7/01/00 .................................................................      25,000       25,861
    Series E-1, 8.70%, 7/01/03 ...............................................................     385,000      409,059
    Series F, 9.60%, 7/01/00 .................................................................       5,000        5,183
    Series G-2, 9.30%, 7/01/00 ...............................................................      30,000       30,560
    Sub-Series B-2, 8.70%, 7/01/04 ...........................................................     540,000      574,193
    Sub-Series D, 8.45%, 7/01/04 .............................................................     305,000      320,814
   Weber County Municipal Building Authority Lease Revenue,
 Refunding, MBIA Insured, 5.75%, 12/15/19.....................................................   5,000,000    5,245,350
                                                                                                          -------------
                                                                                                             46,225,629
                                                                                                          -------------
   Virginia .6%
   Bedford County IDR, Refunding, Nekoosa
Packaging Corp. Project, 5.60%, 12/01/25 .....................................................   7,500,000    7,590,600
   Hanover County, Virginia IDA Hospital Revenue,
Memorial Regional Medical Center Project, MBIA Insured, 5.50%, 8/15/25 .......................  14,725,000   15,028,924
   Norfolk Water Revenue, AMBAC Insured, 5.375%, 11/01/23.....................................   2,855,000    2,882,408
   Virginia State HDA Commonwealth Mortgage, Series D,
 Sub Series D-3, 6.125%, 1/01/19 .............................................................   9,715,000   10,290,517
                                                                                                          -------------
                                                                                                             35,792,449
                                                                                                          -------------
   Washington .2%
   Pierce County EDR, Occidental Petrol, 5.80%, 9/01/29 ......................................   4,050,000    4,128,732
   Washington State Health Care Facilities Authority Revenue,
 Swedish Hospital Medical Center,  AMBAC Insured, 6.30%, 11/15/22 ............................   2,675,000    2,861,153
   Washington State Public Power Supply System Revenue,
 Refunding, Nuclear Project No. 1, Series C, Pre-Refunded, 8.00%, 7/01/17 ....................   5,000,000    5,532,950
   Yakima-Tieton Irrigation District Revenue, Refunding,
 Pre-Refunded, 8.40%, 6/01/18 ................................................................   1,000,000    1,011,360
                                                                                                          -------------
                                                                                                             13,534,195
                                                                                                          -------------
   West Virginia .7%
   Braxton County, Solid Waste Disposal Revenue,
 Weyerhaeuser Co. Project, Refunding, 5.40%, 5/01/25 .........................................  12,800,000   12,726,784
 b West Virginia State, Series A, FGIC Insured, 5.20%, 11/01/26 ..............................   8,600,000    8,587,444
   West Virginia State Hospital Finance Authority, Hospital Revenue, 7.25%, 7/01/20 ..........  15,000,000   14,919,000
   West Virginia State Water Development Authority Revenue,
    Loan Program II, Series A, Pre-Refunded, 8.625%, 11/01/28 ................................   1,550,000    1,630,058
    Loan Program II, Series A, Pre-Refunded, 8.125%, 11/01/29 ................................   2,790,000    2,925,120
    Solid Waste Management, Series C, 8.125%, 8/01/15 ........................................   2,420,000    2,615,730
                                                                                                          -------------
                                                                                                             43,404,136
                                                                                                          -------------
   Wisconsin 1.6%
   Wisconsin Central District, Wisconsin Tax Revenue,
Junior Dedicated, Series B, 5.75%, 12/15/27...................................................  12,840,000   13,364,899
   Wisconsin Housing EDA, Home Ownership Revenue,
     Series C, 6.15%, 9/01/17.................................................................   2,455,000    2,599,109
     Series H, 5.75%, 9/01/28.................................................................   2,500,000    2,535,675
   Wisconsin State Health and Educational Facilities Authority Revenue,
    Aurora Health Care Inc., Refunding, MBIA Insured, 5.25%, 8/15/27 .........................  25,000,000   24,850,750
    Bethany Lutheran Home of La Crosse, 8.75%, 12/01/06 ......................................     945,000      976,412
    Franciscan Health System, Inc. Project, 6.25%, 11/15/20 ..................................   9,510,000   10,320,918
    Franciscan Health System, Inc. Project, Pre-Refunded, 8.375%, 3/01/05 ....................   6,000,000    6,617,160
    Franciscan Health System, Inc. Project, Pre-Refunded 8.50%, 3/01/20 ......................   6,000,000    6,631,380
    Refunding, Felician Health Care, Series A, AMBAC Insured,
 Pre-Refunded, 7.00%, 1/01/15 ................................................................   5,000,000    5,365,150
    Sisters Sorrowful Mother, Series A, MBIA Insured, 5.90%, 8/15/24 .........................  22,055,000   23,406,310
                                                                                                          -------------
                                                                                                             96,667,763
                                                                                                          -------------

   Wyoming .3%
   Sweetwater County PCR, Refunding, Idaho Power Co., Series A, 6.05%, 7/15/26................$ 10,500,000 $ 11,268,155
   Wyoming CDA, Housing Revenue,
    Series 1, 6.15%, 6/01/17..................................................................   1,000,000    1,066,640
    Series 4, 5.85%, 6/01/28 .................................................................   5,250,000    5,430,863
                                                                                                          -------------
                                                                                                             17,765,658
                                                                                                          -------------
   Total Bonds................................................................................            5,878,803,344
                                                                                                          -------------
 d Zero Coupon Bonds 3.4%
   Akron Ohio COP, Akron Municipal Baseball Stadium Project,
 Capital Appreciation, Zero Coupon to 12/01/01,
    (original accretion rate 6.30%), 6.30% thereafter, 12/01/05...............................   1,700,000    1,476,909
    (original accretion rate 6.40%), 6.40% thereafter, 12/01/06...............................   1,685,000    1,472,437
    (original accretion rate 6.50%), 6.50% thereafter, 12/01/07...............................   1,750,000    1,541,190
    (original accretion rate 6.90%), 6.90% thereafter, 12/01/16...............................   2,500,000    2,217,025
   City of Troy, Municipal Assistance Corp., Series C, MBIA Insured, Capital Appreciation,
    (original accretion rate 5.71%), 7/15/21 .................................................     428,010      129,875
    (original accretion rate 5.72%), 1/15/22 .................................................     649,658      192,162
   Miami - Dade County Special Obligation, Series B, MBIA Insured, Capital Appreciation,
    (original accretion rate 5.63%), 10/01/28 ................................................  11,860,000    2,285,422
    (original accretion rate 5.63%), 10/01/29 ................................................  20,000,000    3,645,800
    (original accretion rate 5.66%), 10/01/32 ................................................   7,780,000    1,184,349
    (original accretion rate 5.66%), 10/01/33 ................................................   2,000,000      287,940
    (original accretion rate 5.66%), 10/01/34 ................................................   3,895,000      530,343
    (original accretion rate 5.66%), 10/01/35 ................................................   6,765,000      871,061
   San Francisco City and County RDA, Lease Revenue, George Moscone Center,
    (original accretion rate 7.00%), 7/01/09 .................................................   3,750,000    2,143,538
    (original accretion rate 7.00%), 7/01/10 .................................................   4,500,000    2,419,065
    (original accretion rate 7.05%), 7/01/12 .................................................   4,500,000    2,141,910
    (original accretion rate 7.05%), 7/01/13 .................................................   4,250,000    1,906,465
    (original accretion rate 7.05%), 7/01/14 .................................................   2,250,000      957,870
   San Joaquin Hills Transportation, Corridor Agency Toll Road Revenue, Junior Lien,
    (original accretion rate 8.50%), ETM, 1/01/04 ............................................   7,400,000    5,775,700
    (original accretion rate 8.50%), ETM, 1/01/05 ............................................   8,000,000    5,963,920
    (original accretion rate 8.50%), ETM, 1/01/06 ............................................   9,000,000    6,402,240
    (original accretion rate 8.50%), ETM, 1/01/07 ............................................   9,400,000    6,374,422
    (original accretion rate 8.50%), ETM, 1/01/08 ............................................  10,400,000    6,716,528
    (original accretion rate 8.75%), ETM, 1/01/09 ............................................  21,900,000   13,385,499
    (original accretion rate 8.75%), ETM, 1/01/10 ............................................  15,000,000    8,540,700
    (original accretion rate 8.75%), ETM, 1/01/12 ............................................  30,100,000   15,310,064
    (original accretion rate 9.00%), ETM, 1/01/24 ............................................  52,700,000   14,138,883
    (original accretion rate 9.00%), ETM, 1/01/25 ............................................  45,200,000   11,524,192
    (original accretion rate 9.00%), ETM, 1/01/26 ............................................ 131,900,000   31,959,370
    (original accretion rate 9.00%), ETM, 1/01/27 ............................................ 139,100,000   32,029,166
    Refunding, Series A (original accretion rate 5.75%), 1/15/23  ............................  20,000,000   12,959,600
    Refunding Series A (original accretion rate 5.75%), 1/15/24 ..............................  20,000,000   12,799,000
                                                                                                          -------------
   Total Zero Coupon Bonds ...................................................................              209,282,645
                                                                                                          -------------
   Total Long Term Investments (Cost $5,637,488,403) .........................................            6,088,085,989
                                                                                                          -------------
 a Short Term Investments .8%
   Bradley County Tennessee IDB, Industrial Revenue, Refunding,
Olin Corp. Project, Series C, Daily VRDN and Put, 3.60%, 11/01/17.............................     500,000      500,000
   Irvine Ranch California Water District Dates Conservation Bids,
Series B, Daily VRDN and Put, 3.65%, 10/01/05.................................................   7,000,000    7,000,000
   Louisiana State Offshore Term Authority, Deepwater Port Revenue,
ACES, Refunding, Loop Inc., 1st Stage, Daily VRDN and Put,
  3.65%, 9/01/06 .............................................................................   7,600,000    7,600,000
   Maricopa County IDA Hospital Revenue, Samaritan Health Service,
MBIA Insured, Daily VRDN and Put, 3.65%, 12/01/08 ............................................   2,000,000    2,000,000
   Massachusetts State Health and Educational Facilities Authority Revenue,
 Capital Asset Program, Series E, Daily VRDN and Put,
 3.60%, 1/01/35...............................................................................   1,500,000    1,500,000
   New York City, Series B, Sub Series B-3 MBIA Insured, Daily
 VRDN and Put, 3.65%, 8/15/04 ................................................................   7,900,000    7,900,000
   New York State Local Government Assistance Corp., Series F,
 Weekly VRDN and Put, 3.15%,4/01/25........................................................... $ 6,500,000  $ 6,500,000
   North Carolina Medical Care Community Hospital Revenue, ACES,
Pooled financing Project, Series B, Daily VRDN and Put,
  3.65%, 10/01/13 ............................................................................     600,000      600,000
   Perry County Mississippi PCR, Refunding, Leaf River Forest Project,
Daily VRDN and Put, 3.65%, 3/01/02 ...........................................................   9,300,000    9,300,000
   Stevenson Alabama IDB, Environmental Improvement Revenue,
The Mead Corp. Project, Daily VRDN and Put, 3.70%, 6/01/32...................................    7,500,000    7,500,000
                                                                                                          -------------
   Total Short Term Investments (Cost $50,400,000)............................................               50,400,000
                                                                                                          -------------
   Total Investments (Cost $5,687,888,403) 99.6% .............................................            6,138,485,989
   Other Assets, less Liabilities .4% ........................................................               27,716,832
                                                                                                          -------------
   Net Assets 100.0%..........................................................................           $6,166,202,821
                                                                                                          =============

See glossary of terms on page 141.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
cSee Note 6 regarding defaulted securities.
dZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
eThe bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 1998


Glossary of Terms

1915 Act- Improvement Bond Act of 1915
ABAG    - The Association of Bay Area Governments
ACES    - Adjustable Convertible Exempt Securities
AD      - Assessment District
AMBAC   - American Municipal Bond Assurance Corp.
BIG     - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA     - Community Development Authority/Agency
CDD     - Community Development District
CFD     - Community Facilities District
COP     - Certificate of Participation
CRDA    - Community Redevelopment Authority/Agency
DATES   - Demand Adjustable Tax-Exempt Securities
EDA     - Economic Development Authority
EDC     - Economic Development Corp.
EDR     - Economic Development Revenue
ETM     - Escrow to Maturity
FGIC    - Financial Guaranty Insurance Co.
FHA     - Federal Housing Authority/Agency
FI/GML  - Federally Insured or Guaranteed Mortgage Loans
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assistance (some of the securities shown as FSA
          Insured were originally insured by Capital Guaranty Insurance Co.
          (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA    - Government National Mortgage Association
GO      - General Obligation
HDA     - Housing Development Authority/Agency
HFA     - Housing Finance Authority/Agency
HFC     - Housing Finance Corp.
HMR     - Home Mortgage Revenue
ID      - Improvement District
IDA     - Industrial Development Authority/Agency
IDAR    - Industrial Development Authority/Agency Revenue
IDB     - Industrial Development Board
IDBR    - Industrial Development Board Revenue
IDC     - Industrial Development Corp.
IDR     - Industrial Development Revenue
IPC     - Industrial Pollution Control
L.P.    - Limited Partnership
MBIA    - Municipal Bond Investors Assurance Corp.
MF      - Multi-Family
MFHR    - Multi-Family Housing Revenue
MFMR    - Multi-Family Mortgage Revenue
MFR     - Multi-Family Revenue
PBA     - Public Building Authority
PCFA    - Pollution Control Financing Authority
PCR     - Pollution Control Revenue
PUD     - Public Utility District
RDA     - Redevelopment Agency
RDAR    - Redevelopment Agency Revenue
RMR     - Residential Mortgage Revenue
SF      - Single Family
SFM     - Single Family Mortgage
SFMR    - Single Family Mortgage Revenue
SFR     - Single Family Revenue
USD     - Unified School District
VHA     - Volunteer Hospital of America
VRDN    - Variable Rate Demand Notes



FRANKLIN TAX-FREE TRUST
Financial Statements

Statements of Assets and Liabilities
February 28, 1998


                                                        Franklin     Franklin     Franklin     Franklin      Franklin
                                                         Arizona     Colorado    Connecticut    Indiana      Michigan
                                                        Tax-Free     Tax-Free     Tax-Free     Tax-Free      Tax-Free
                                                       Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Assets:
 Investments in securities:
  Cost......................................     $768,637,732  $254,345,593     $195,295,454   $50,217,152    $8,702,208
                                             ===========================================================================
  Value.....................................      823,128,828   273,332,908      210,340,326    54,043,777     9,196,077
 Cash.......................................          489,855       353,608          677,050       118,667       127,851
 Receivables:
Investment securities sold .................          313,020       126,546               --            --            --
Capital shares sold ........................          440,482        52,828           94,283        55,542        73,825
Interest....................................        9,924,568     4,649,112        3,157,531       602,129       126,822
Affiliates..................................               --            --               --            --         8,031
 Other assets...............................               --            --               --            --           993
                                             ---------------------------------------------------------------------------
Total assets................................      834,296,753   278,515,002      214,269,190    54,820,115     9,533,599
                                             ---------------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased.............        6,731,601            --        1,231,285            --       248,594
Capital shares redeemed.....................          393,176        61,961           94,991        25,000            --
Affiliates..................................          473,716       191,855          151,033        38,412            --
Shareholders................................          725,378       412,392          240,107        38,338         2,381
 Distributions to shareholders..............        1,155,789       381,004          261,472        68,306        12,584
 Other liabilities .........................           30,216        13,496           11,168         6,830         2,448
                                             ---------------------------------------------------------------------------
Total liabilities...........................        9,509,876     1,060,708        1,990,056       176,886       266,007
                                             ---------------------------------------------------------------------------
 Net assets, at value.......................     $824,786,877  $277,454,294    $ 212,279,134   $54,643,229    $9,267,592
                                             ===========================================================================
Net assets consist of:
 Undistributed net investment income........              $--     $ 121,387              $--      $ 95,452      $ 43,531
 Accumulated distributions in excess
 of net investment income...................         (599,453)           --          (93,984)           --            --
 Net unrealized appreciation................       54,491,096    18,987,315       15,044,872     3,826,625       493,869
 Accumulated net realized gain (loss).......        2,559,586     1,188,722       (4,189,478)       60,372        21,364
 Capital shares.............................      768,335,648   257,156,870      201,517,724    50,660,780     8,708,828
                                             ---------------------------------------------------------------------------
 Net assets, at value.......................     $824,786,877  $277,454,294     $212,279,134   $54,643,229    $9,267,592
                                             ===========================================================================
Class I:
 Net assets, at value.......................     $810,249,831  $266,599,034     $203,643,017   $54,643,229    $9,267,592
                                             ===========================================================================
 Shares outstanding ........................       70,818,846    22,006,468       18,135,881     4,526,785       841,149
                                             ===========================================================================
 Net asset value per share*.................           $11.44        $12.11           $11.23        $12.07        $11.02
                                             ===========================================================================
 Maximum offering price per share
  (net asset value per share O 95.75%)......           $11.95        $12.65           $11.73        $12.61        $11.51
                                             ===========================================================================
Class II:
 Net assets, at value.......................     $ 14,537,046  $ 10,855,260      $ 8,636,117            --            --
                                             ===========================================================================
 Shares outstanding.........................        1,263,353       892,230          767,289            --            --
                                             ===========================================================================
 Net asset value per share*.................           $11.51        $12.17           $11.26            --            --
                                             ===========================================================================
 Maximum offering price per share
  (net asset value per share O 99.00%)......           $11.63        $12.29           $11.37            --            --
                                             ===========================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
February 28, 1998



                                          Franklin     Franklin     Franklin     Franklin Franklin Federal  Franklin
                                         New Jersey     Oregon    Pennsylvania  Puerto Rico Intermediate-  High Yield
                                          Tax-Free     Tax-Free     Tax-Free     Tax-Free   Term Tax-Free   Tax-Free
                                         Income Fund  Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Assets:
 Investments in securities:
Cost ...............................$614,251,934  $431,295,544   $687,767,242    $195,112,122  $146,402,048  $5,687,888,403
                                    =======================================================================================
Value............................... 658,319,244   460,625,006    736,891,565     210,029,879   152,941,031   6,138,485,989
 Cash...............................   2,081,433     2,295,155        644,039       2,810,747       347,978      13,108,457
 Receivables:
Investment securities sold .........   7,966,200     2,580,956         10,000              --            --       6,579,140
Capital shares sold ................   1,689,938       577,297        464,321          91,703       349,056      12,366,025
Interest............................   9,399,786     6,246,055     13,036,734       3,176,578     1,915,729      98,510,999
                                    ---------------------------------------------------------------------------------------
Total assets........................ 679,456,601   472,324,469    751,046,659     216,108,907   155,553,794   6,269,050,610
                                    ---------------------------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased.....  12,324,152    28,091,288      9,196,059       1,432,368    14,916,430      80,964,719
Capital shares redeemed.............      73,747        74,989        177,190          72,600       710,780       2,998,229
Affiliates..........................     429,661       282,927        463,793         144,320        93,616       3,829,542
Shareholders........................     715,820       331,789      1,086,124         208,429        98,602       6,497,468
 Distributions to shareholders......     818,830       549,795      1,050,257         292,088       173,878       8,344,004
 Other liabilities .................      26,643        25,036         32,732          19,366        15,543         213,827
Total liabilities...................  14,388,853    29,355,824     12,006,155       2,169,171    16,008,849     102,847,789
 Net assets, at value...............$665,067,748  $442,968,645   $739,040,504    $213,939,736  $139,544,945  $6,166,202,821
                                    =======================================================================================
Net assets consist of:
 Undistributed net
 investment income..................   $ 652,607   $ 1,451,796            $--             $--     $ 164,161             $--
 Accumulated distributions in excess of
 net investment income..............          --            --       (396,549)        (47,259)           --      (4,517,342)
 Net unrealized appreciation........  44,067,310    29,329,462     49,124,323      14,917,757     6,538,983     450,597,586
 Accumulated net
 realized gain (loss) ..............    (395,880)   (1,781,340)       (18,067)        165,192    (1,261,877)    (10,929,422)
 Capital shares..................... 620,743,711   413,968,727    690,330,797     198,904,046   134,103,678   5,731,051,999
 Net assets, at value...............$665,067,748  $442,968,645   $739,040,504    $213,939,736  $139,544,945  $6,166,202,821
                                    =======================================================================================
Class I:
 Net assets, at value...............$636,926,021  $427,022,416   $713,141,350    $210,324,581  $139,544,945  $5,742,938,571
                                    =======================================================================================
 Shares outstanding.................  53,422,807    36,020,329     67,536,025      17,732,666    12,400,498     491,518,335
                                    =======================================================================================
 Net asset value per share*.........      $11.92        $11.86         $10.56          $11.86        $11.25          $11.68
                                    =======================================================================================
 Maximum offering price per share
 (net asset value
 per share O 95.75%)................      $12.45        $12.39         $11.03          $12.39        $11.51**        $12.20
                                    =======================================================================================
Class II:
 Net assets, at value...............$ 28,138,727  $ 15,946,229   $ 25,899,154     $ 3,615,155            --   $ 423,264,250
                                    =======================================================================================
 Shares outstanding.................   2,349,198     1,337,390      2,442,080         304,525            --      36,010,695
                                    =======================================================================================
 Net asset value per share*.........      $11.98        $11.92         $10.61          $11.87            --          $11.75
                                    =======================================================================================
 Maximum offering price per share
 (net asset value
 per share O 99.00%)................      $12.10        $12.04         $10.72          $11.99            --          $11.87
                                    =======================================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

**The maximum offering price for Franklin Federal Intermediate-Term Tax-Free Income Fund is calculated at $11.25 O 97.75%.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations
for the year ended February 28, 1998



                                                        Franklin     Franklin     Franklin     Franklin      Franklin
                                                         Arizona     Colorado    Connecticut    Indiana      Michigan
                                                        Tax-Free     Tax-Free     Tax-Free     Tax-Free      Tax-Free
                                                       Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Investment income:
 Interest.........................................     $47,348,723  $15,644,681  $12,246,370   $3,308,465     $385,838
                                                    -------------------------------------------------------------------
Expenses:
 Management fees (Note 3).........................       3,799,811    1,432,605    1,126,660      330,541       44,302
 Distribution fees (Note 3)
  Class I.........................................         659,294      221,763      177,204       45,596        7,090
  Class II .......................................          58,951       52,233       39,474           --           --
 Transfer agent fees (Note 3) ....................         235,272      107,508       81,425       30,912        3,121
 Custodian fees...................................           8,232        2,706        2,180          591           73
 Reports to shareholders..........................         134,544       42,007       36,756       13,324        1,177
 Registration and filing fees.....................          13,482        9,589        9,892          788        5,093
 Professional fees................................          18,708        7,378        8,413        2,250        1,113
 Trustees' fees and expenses .....................           8,544        2,854        2,183          599           15
 Amortization of offering costs (Note 1)..........              --           --           --           --        4,229
 Other............................................          42,830       14,622       10,859        8,378        3,187
                                                    -------------------------------------------------------------------
Total expenses....................................       4,979,668    1,893,265    1,495,046      432,979       69,400
Expenses waived/paid by affiliate (Note 3)........              --           --           --           --      (52,333)
Net expenses......................................       4,979,668    1,893,265    1,495,046      432,979       17,067
                                                    -------------------------------------------------------------------
 Net investment income ...........................      42,369,055   13,751,416   10,751,324    2,875,486      368,771
                                                    -------------------------------------------------------------------
Realized and unrealized gains:
 Net realized gain from investments...............       7,063,992    3,599,269    2,330,741      578,277       21,364
 Net unrealized appreciation on investments.......      12,652,846    5,186,539    3,355,147      886,955      425,437
                                                    -------------------------------------------------------------------
Net realized and unrealized gain .................      19,716,838    8,785,808    5,685,888    1,465,232      446,801
                                                    -------------------------------------------------------------------
Net increase in net assets
resulting from operations.........................     $62,085,893  $22,537,224  $16,437,212   $4,340,718     $815,572
                                                    ===================================================================


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended February 28, 1998



                                           Franklin     Franklin     Franklin     Franklin Franklin Federal  Franklin
                                          New Jersey     Oregon    Pennsylvania  Puerto Rico Intermediate-  High Yield
                                           Tax-Free     Tax-Free     Tax-Free     Tax-Free   Term Tax-Free   Tax-Free
                                          Income Fund  Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Investment income:
 Interest............................    $37,464,185   $24,806,305  $43,059,029  $12,284,332   $6,542,250 $347,062,083
                                     ----------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)............      3,074,915     2,119,137    3,414,301    1,137,320      718,091   24,164,691
 Distribution fees (Note 3)
  Class I............................        532,957       350,230      595,541      169,728      117,410    4,011,306
  Class II ..........................        134,470        70,678      117,650       16,131           --    1,928,863
 Transfer agent fees (Note 3)........        284,187       152,699      329,104      113,527       47,336    2,097,896
 Custodian fees......................          6,664         4,286        7,356        2,153        1,325       57,967
 Reports to shareholders.............        125,921        72,063      152,705       45,397       16,078      839,490
 Registration and filing fees........          8,910         2,970       11,639       25,303       42,063      626,855
 Professional fees...................         16,475        11,637       17,606        4,990        3,669      140,093
 Trustees' fees and expenses ........          6,786         4,507        7,638        2,220        1,157       56,195
 Other...............................         28,656        33,424       34,440       11,381       18,089      145,187
                                     ----------------------------------------------------------------------------------
  Total expenses.....................      4,219,941     2,821,631    4,687,980    1,528,150      965,218   34,068,543
  Expenses waived/paid by
   affiliate (Note 3)                            --             --           --           --      (89,976)          --
                                     ----------------------------------------------------------------------------------
Net expenses.........................      4,219,941     2,821,631    4,687,980    1,528,150      875,242   34,068,543
                                     ----------------------------------------------------------------------------------
 Net investment income ..............     33,244,244    21,984,674   38,371,049   10,756,182    5,667,008  312,993,540
                                     ----------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments 2,902,623     3,490,454    6,524,504      166,654      (95,778)  37,029,261
 Net unrealized appreciation
on investments ......................     14,172,961     7,488,709   15,000,707    6,082,031    3,620,765  187,205,403
                                     ----------------------------------------------------------------------------------
Net realized and unrealized gain.....     17,075,584    10,979,163   21,525,211    6,248,685    3,524,987  224,234,664
                                     ----------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations.....................    $50,319,828   $32,963,837  $59,896,260  $17,004,867   $9,191,995 $537,228,204
                                     ==================================================================================

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended February 28, 1998 and 1997



                                 Franklin Arizona                 Franklin Colorado             Franklin Connecticut
                               Tax-Free Income Fund             Tax-Free Income Fund            Tax-Free Income Fund
                                 1998         1997               1998         1997               1998          1997
Increase (decrease) in net assets:
 Operations:
  Net investment income..     $42,369,055  $41,897,411        $13,751,416  $12,630,944        $10,751,324   $9,915,351
  Net realized gain (loss)
 from investments........       7,063,992    2,134,164          3,599,269      947,229          2,330,741     (367,976)
 Net unrealized appreciation
  (depreciation) on
  investments............      12,652,846   (4,443,512)         5,186,539   (1,527,211)         3,355,147      244,537
                          ---------------------------------------------------------------------------------------------
Net increase in net
 assets resulting
 from operations.........      62,085,893   39,588,063         22,537,224   12,050,962         16,437,212    9,791,912
 Distributions to
  shareholders from:
 Net investment income:
Class I..................     (42,092,588) (42,443,851)       (13,602,062) (12,524,223)       (10,477,972)  (9,979,953)
Class II.................        (439,780)    (182,399)          (381,635)    (173,036)          (293,150)    (150,117)
 In excess of net investment
income:
 Class I.................        (598,203)          --                 --           --            (91,006)          --
 Class II................          (1,250)          --                 --           --             (2,978)          --
 Net realized gains:
Class I..................      (5,215,511)  (3,059,354)        (1,419,602)          --                 --           --
Class II.................         (69,925)     (16,297)           (51,742)          --                 --           --
                          ---------------------------------------------------------------------------------------------
 Total distributions to
shareholders.............     (48,417,257) (45,701,901)       (15,455,041) (12,697,259)       (10,865,106) (10,130,070)
 Capital share transactions
(Note 2):
 Class I.................      44,417,210    7,663,191         23,138,001   21,676,316         14,607,058   16,956,345
 Class II................       8,880,489    3,581,489          4,971,534    3,967,572          4,302,474    2,478,532
                          ---------------------------------------------------------------------------------------------
 Total capital share
transactions.............      53,297,699   11,244,680         28,109,535   25,643,888         18,909,532   19,434,877
Net increase in
 net assets..............      66,966,335    5,130,842         35,191,718   24,997,591         24,481,638   19,096,719
Net assets:
 Beginning of year.......     757,820,542  752,689,700        242,262,576  217,264,985        187,797,496  168,700,777
                          ---------------------------------------------------------------------------------------------
 End of year.............    $824,786,877 $757,820,542       $277,454,294 $242,262,576       $212,279,134 $187,797,496
                          ---------------------------------------------------------------------------------------------
Undistributed net investment
 income (accumulated distribu-
 tion in excess of net investment
 income) included in net assets:
End of year..............      $ (599,453)   $ 163,313          $ 121,387    $ 353,668          $ (93,984)    $ 19,798
                          =============================================================================================


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended February 28, 1998 and 1997



                                 Franklin Indiana                 Franklin Michigan              Franklin New Jersey
                               Tax-Free Income Fund             Tax-Free Income Fund            Tax-Free Income Fund
                                 1998         1997               1998         1997*              1998          1997
Increase (decrease) in net assets:
 Operations:
Net investment income....     $ 2,875,486  $ 2,832,470          $ 368,771    $ 100,332       $ 33,244,244 $ 31,823,180
Net realized gain from
   investments...........         578,277      451,723             21,364        3,604          2,902,623    2,380,405
Net unrealized appreciation
 (depreciation) on
 investments.............         886,955     (363,352)           425,437       68,432         14,172,961   (5,332,217)
                           --------------------------------------------------------------------------------------------
Net increase in net
 assets resulting
 from operations.........       4,340,718    2,920,841            815,572      172,368         50,319,828   28,871,368
 Distributions to
shareholders from:
 Net investment income:
Class I..................      (2,896,065)  (2,822,030)          (370,383)     (62,277)       (32,627,862) (31,578,177)
Class II.................              --           --                 --           --           (995,986)    (413,207)
 Net realized gains:
Class I..................         (97,364)          --                 --           --                 --           --
                           --------------------------------------------------------------------------------------------
 Total distributions to
shareholders.............      (2,993,429)  (2,822,030)          (370,383)     (62,277)       (33,623,848) (31,991,384)
 Capital share transactions
(Note 2):
 Class I.................       2,158,623    2,089,230          4,938,273    3,774,039         46,163,845   12,995,401
 Class II................              --           --                 --           --         14,421,458    8,505,683
                           --------------------------------------------------------------------------------------------
 Total capital share
  transactions...........       2,158,623    2,089,230          4,938,273    3,774,039         60,585,303   21,501,084
Net increase in
 net assets..............       3,505,912    2,188,041          5,383,462    3,884,130         77,281,283   18,381,068
Net assets:
 Beginning of year.......      51,137,317   48,949,276          3,884,130           --        587,786,465  569,405,397
                           --------------------------------------------------------------------------------------------
 End of year.............     $54,643,229  $51,137,317         $9,267,592   $3,884,130       $665,067,748 $587,786,465
                           ============================================================================================
Undistributed net investment
 income included in net assets:
End of year..............        $ 95,452    $ 116,031           $ 43,531     $ 38,055          $ 652,607  $ 1,032,211
                           ============================================================================================


*For the period July 1, 1996 (effective date) to February 28,1997.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended February 28, 1998 and 1997



                                  Franklin Oregon               Franklin Pennsylvania           Franklin Puerto Rico
                               Tax-Free Income Fund             Tax-Free Income Fund            Tax-Free Income Fund
                                 1998         1997               1998         1997               1998          1997
Increase (decrease) in net assets:
 Operations:
Net investment income....    $ 21,984,674 $ 20,962,424       $ 38,371,049 $ 37,938,588       $ 10,756,182 $ 10,748,114
Net realized gain (loss)
 from investments........       3,490,454      (67,453)         6,524,504    5,857,039            166,654    2,031,659
Net unrealized appreciation
 (depreciation) on
 investments.............       7,488,709   (1,899,285)        15,000,707   (8,671,626)         6,082,031   (1,447,567)
                           --------------------------------------------------------------------------------------------
Net increase in net
 assets resulting
 from operations.........      32,963,837   18,995,686         59,896,260   35,124,001         17,004,867   11,332,206
 Distributions to
shareholders from:
 Net investment income:
Class I..................     (21,486,828) (20,472,473)       (37,844,881) (37,722,774)       (10,578,866) (10,680,927)
Class II.................        (516,221)    (200,164)          (900,095)    (374,193)          (117,117)     (52,013)
 In excess of net investment
income:
 Class I.................              --           --           (393,721)          --                 --     (107,458)
 Class II................              --           --             (2,828)          --                 --           --
 Net realized gains:
Class I..................              --           --         (9,091,610)          --           (237,542)  (1,706,390)
Class II.................              --           --           (252,851)          --             (2,435)     (13,384)
                           --------------------------------------------------------------------------------------------
 Total distributions
to shareholders..........     (22,003,049) (20,672,637)       (48,485,986) (38,096,967)       (10,935,960) (12,560,172)
 Capital share transactions
(Note 2):
   Class I...............      32,371,580   10,295,368         43,708,763   21,520,820         11,808,017    3,175,600
   Class II..............       8,533,540    5,025,416         13,647,815    8,769,287          1,858,374    1,146,899
                           --------------------------------------------------------------------------------------------
 Total capital share
transactions.............      40,905,120   15,320,784         57,356,578   30,290,107         13,666,391    4,322,499
Net increase in
  net assets.............      51,865,908   13,643,833         68,766,852   27,317,141         19,735,298    3,094,533
Net assets:
 Beginning of year.......     391,102,737  377,458,904        670,273,652  642,956,511        194,204,438  191,109,905
                           --------------------------------------------------------------------------------------------
 End of year.............    $442,968,645 $391,102,737       $739,040,504 $670,273,652       $213,939,736 $194,204,438
                           ============================================================================================
Undistributed net investment
 income (accumulated distribu-
 tion in excess of net investment
 income) included in net assets:
End of year..............     $ 1,451,796  $ 1,470,171         $ (396,549)   $ 373,927          $ (47,259)  $ (107,458)
                           ============================================================================================

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended February 28, 1998 and 1997



                                                                    Franklin
                                                            Federal Intermediate-Term           Franklin High Yield
                                                              Tax-Free Income Fund             Tax-Free Income Fund
                                                                1998         1997               1998          1997
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................    $ 5,667,008   $ 4,814,011      $ 312,993,540 $ 266,294,299
  Net realized gain (loss) from investments.............        (95,778)      (99,478)        37,029,261    (1,562,428)
  Net unrealized appreciation on investments............      3,620,765       157,409        187,205,403    23,745,558
                                                          -------------------------------------------------------------
Net increase in net assets resulting from operations....      9,191,995     4,871,942        537,228,204   288,477,429
 Distributions to shareholders from:
Net investment income:
 Class I................................................     (5,768,367)   (4,748,392)      (293,671,375) (263,983,718)
 Class II ..............................................             --            --        (16,003,246)   (6,203,344)
  In excess of net investment income:
 Class I................................................             --            --         (4,570,398)   (3,211,797)
 Class II ..............................................             --            --                 --       (54,066)
                                                          -------------------------------------------------------------
 Total distributions to shareholders....................     (5,768,367)   (4,748,392)      (314,245,019) (273,452,925)
 Capital share transactions (Note 2):
  Class I...............................................     31,406,147    18,624,135      1,028,368,708   704,755,425
  Class II..............................................             --            --        215,193,396   144,567,654
                                                          -------------------------------------------------------------
 Total capital share transactions ......................     31,406,147    18,624,135      1,243,562,104   849,323,079
Net increase in net assets..............................     34,829,775    18,747,685      1,466,545,289   864,347,583
Net assets:
 Beginning of year......................................    104,715,170    85,967,485      4,699,657,532 3,835,309,949
                                                          -------------------------------------------------------------
 End of year............................................   $139,544,945  $104,715,170     $6,166,202,821$4,699,657,532
                                                          =============================================================
Undistributed net investment income
 (accumulated distribution in excess of net
 investment income) included in net assets:
  End of year...........................................      $ 164,161     $ 265,520       $ (4,517,342) $ (3,265,863)
                                                          =============================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series (the Funds). All Funds included in this report are diversified except the Franklin Connecticut Tax-Free Income Fund, the Franklin Michigan Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The investment policy of the Funds is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked price, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. Offering Costs

Offering costs are amortized on a straight-line basis over twelve months.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Funds, except the Franklin Indiana Tax-Free Income Fund, the Franklin Michigan Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund, offer two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.



2. SHARES OF BENEFICIAL INTEREST (cont.)

At February 28, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:



                                    Franklin Arizona                Franklin Colorado             Franklin Connecticut
                                  Tax-Free Income Fund            Tax-Free Income Fund            Tax-Free Income Fund
Class I Shares:                   Shares       Amount             Shares        Amount             Shares       Amount
1998

 Shares sold.............      10,989,623 $124,544,786          4,200,877  $49,956,273          3,158,359  $34,854,687
 Shares issued in reinvestment
  of distributions.......       1,709,572   19,390,926            602,905    7,203,365            434,591    4,800,239
 Shares redeemed.........      (8,792,791) (99,518,502)        (2,852,691) (34,021,637)        (2,268,367) (25,047,868)
                            -------------------------------------------------------------------------------------------
Net increase.............       3,906,404 $ 44,417,210          1,951,091  $23,138,001          1,324,583  $14,607,058
                            ===========================================================================================
1997
 Shares sold.............       7,998,298 $ 89,211,140          3,365,949  $39,446,492          3,013,488  $32,678,988
 Shares issued in reinvestment
  of distributions.......       1,620,931   18,115,046            515,694    6,032,862            403,771    4,380,528
 Shares redeemed.........      (8,930,597) (99,662,995)        (2,036,403) (23,803,038)        (1,853,538) (20,103,171)
                            -------------------------------------------------------------------------------------------
Net increase.............         688,632  $ 7,663,191          1,845,240  $21,676,316          1,563,721  $16,956,345
                            ===========================================================================================
Class II Shares:
1998
 Shares sold.............         944,093 $ 10,786,657            465,522  $ 5,579,219            471,457  $ 5,230,031
 Shares issued in reinvestment
  of distributions.......          29,661      338,868             26,102      313,854             15,933      176,704
 Shares redeemed.........        (196,079)  (2,245,036)           (76,937)    (921,539)           (99,234)  (1,104,261)
                            -------------------------------------------------------------------------------------------
Net increase.............         777,675  $ 8,880,489            414,687  $ 4,971,534            388,156  $ 4,302,474
                            ===========================================================================================
1997
 Shares sold.............         376,534  $ 4,223,178            429,745  $ 5,050,296            231,440  $ 2,513,435
 Shares issued in reinvestment
of distributions.........          11,069      124,484             10,140      119,253              9,160       99,611
 Shares redeemed.........         (68,188)    (766,173)          (101,865)  (1,201,977)           (12,392)    (134,514)
                            -------------------------------------------------------------------------------------------
Net increase.............         319,415  $ 3,581,489            338,020  $ 3,967,572            228,208  $ 2,478,532
                            ===========================================================================================



                                    Franklin Indiana               Franklin Michigan*              Franklin New Jersey
                                  Tax-Free Income Fund            Tax-Free Income Fund            Tax-Free Income Fund
Class I Shares:                   Shares       Amount             Shares        Amount             Shares       Amount
1998
 Shares sold.............         579,644   $6,873,674            551,576   $5,829,785          8,712,865 $102,237,548
 Shares issued in reinvestment
of distributions.........         134,539    1,599,765             23,331      248,616          1,409,016   16,532,393
 Shares redeemed.........        (531,972)  (6,314,816)          (106,557)  (1,140,128)        (6,187,043) (72,606,096)
                            -------------------------------------------------------------------------------------------
Net increase.............         182,211   $2,158,623            468,350   $4,938,273          3,934,838 $ 46,163,845
                            ===========================================================================================
1997
 Shares sold.............         534,226   $6,210,915            379,169   $3,839,046          6,265,119 $ 72,134,679
 Shares issued in reinvestment
of distributions.........         128,039    1,490,773              4,786       49,840          1,388,739   15,999,117
 Shares redeemed.........        (481,802)  (5,612,458)           (11,156)    (114,847)        (6,530,752) (75,138,395)
                            -------------------------------------------------------------------------------------------
Net increase.............         180,463   $2,089,230            372,799   $3,774,039          1,123,106 $ 12,995,401
                            ===========================================================================================

*For the period July 1, 1996 (effective date) to February 28, 1997 for the
Franklin Michigan Tax-Free Income Fund.


2. SHARES OF BENEFICIAL INTEREST (cont.)
                                                                                                   Franklin New Jersey
                                                                                                  Tax-Free Income Fund
Class II Shares:                                                                                   Shares       Amount
1998
 Shares sold..............................................................................      1,400,159 $ 16,481,996
 Shares issued in reinvestment of distributions...........................................         58,051      685,807
 Shares redeemed..........................................................................       (232,294)  (2,746,345)
                                                                                              -------------------------
Net increase..............................................................................      1,225,916 $ 14,421,458
                                                                                              =========================
1997
 Shares sold..............................................................................        823,396  $ 9,520,495
 Shares issued in reinvestment of distributions...........................................         25,105      290,846
 Shares redeemed..........................................................................       (112,665)  (1,305,658)
                                                                                              -------------------------
Net increase..............................................................................        735,836  $ 8,505,683
                                                                                              =========================



                                     Franklin Oregon              Franklin Pennsylvania           Franklin Puerto Rico
                                  Tax-Free Income Fund            Tax-Free Income Fund            Tax-Free Income Fund
Class I Shares:                   Shares       Amount             Shares        Amount             Shares       Amount
1998
 Shares sold.............       5,268,610  $61,496,989          9,004,492  $94,158,052          2,415,410  $28,143,369
 Shares issued in reinvestment
  of distributions.......       1,035,752   12,096,370          2,121,558   22,217,555            447,385    5,214,315
 Shares redeemed.........      (3,535,934) (41,221,779)        (6,956,391) (72,666,844)        (1,854,307) (21,549,667)
                            -------------------------------------------------------------------------------------------
Net increase.............       2,768,428  $32,371,580          4,169,659  $43,708,763          1,008,488  $11,808,017
                            ===========================================================================================
1997
 Shares sold.............       3,911,445  $44,814,258          7,716,132  $79,515,366          1,806,977  $20,742,655
 Shares issued in reinvestment
  of distributions.......       1,008,332   11,559,976          1,565,965   16,144,953            539,619    6,199,054
 Shares redeemed.........      (4,024,495) (46,078,866)        (7,195,099) (74,139,499)        (2,068,913) (23,766,109)
                            -------------------------------------------------------------------------------------------
Net increase.............         895,282  $10,295,368          2,086,998  $21,520,820            277,683  $ 3,175,600
                            ===========================================================================================
Class II Shares:
1998
 Shares sold.............         784,427  $ 9,219,159          1,410,008  $14,834,384            194,122  $ 2,272,453
 Shares issued in reinvestment
  of distributions.......          31,773      373,918             73,526      774,170              5,468       63,947
 Shares redeemed.........         (90,512)  (1,059,537)          (186,019)  (1,960,739)           (40,740)    (478,026)
                            -------------------------------------------------------------------------------------------
Net increase.............         725,688  $ 8,533,540          1,297,515  $13,647,815            158,850  $ 1,858,374
                            ===========================================================================================
1997
 Shares sold.............         464,993  $ 5,357,866            881,728  $ 9,122,622            144,789  $ 1,664,480
 Shares issued in reinvestment
  of distributions.......          13,728      158,332             23,191      240,276              3,261       37,572
 Shares redeemed.........         (42,568)    (490,782)           (57,329)    (593,611)           (48,280)    (555,153)
                            -------------------------------------------------------------------------------------------
Net increase.............         436,153  $ 5,025,416            847,590  $ 8,769,287             99,770  $ 1,146,899
                            ===========================================================================================

2. SHARES OF BENEFICIAL INTEREST (cont.)
                                                                        Franklin
                                                                Federal Intermediate-Term        Franklin High Yield
                                                                  Tax-Free Income Fund          Tax-Free Income Fund
Class I Shares:                                                   Shares        Amount          Shares        Amount
 1998
 Shares sold.............................................       7,621,870  $84,314,187        131,051,149$1,501,048,680
 Shares issued in reinvestment of distributions..........         314,345    3,475,067         10,564,487  120,432,053
 Shares redeemed.........................................      (5,106,923) (56,383,107)       (52,168,755)(593,112,025)
                                                            -----------------------------------------------------------
Net increase.............................................       2,829,292  $31,406,147         89,446,881$1,028,368,708
                                                            ===========================================================
1997
 Shares sold.............................................       4,345,155  $47,044,282         96,413,033$1,068,273,093
 Shares issued in reinvestment of distributions..........         258,673    2,803,060          9,358,868  103,625,570
 Shares redeemed.........................................      (2,881,216) (31,223,207)       (42,224,510)(467,143,238)
                                                            -----------------------------------------------------------
Net increase.............................................       1,722,612  $18,624,135         63,547,391$ 704,755,425
                                                            ===========================================================
Class II Shares:
1998
 Shares sold..............................................................................     20,703,147$ 237,559,146
 Shares issued in reinvestment of distributions...........................................        787,176    9,048,976
 Shares redeemed..........................................................................     (2,737,903) (31,414,726)
                                                                                            ---------------------------
Net increase..............................................................................     18,752,420$ 215,193,396
                                                                                            ===========================
1997
 Shares sold..............................................................................     13,680,514$ 152,469,159
 Shares issued in reinvestment of distributions...........................................        304,948    3,402,828
 Shares redeemed..........................................................................     (1,013,757) (11,304,333)
                                                                                            ---------------------------
Net increase..............................................................................     12,971,705$ 144,567,654
                                                                                            ===========================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Investment Advisory Services, Inc. (Investment Advisory), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment managers, principal underwriter, administrative manager and transfer agent, respectively.

The Franklin Connecticut Tax-Free Income Fund and the remaining funds pay an investment management fee to Investment Advisory and Advisers, respectively, based on the average net assets of the Funds as follows:

       Annualized
        Fee Rate   Month-End Net Assets
         .625%     First $100 million
         .50%      Over $100 million, up to and including $250 million
         .45%      In excess of $250 million

Under agreements with Investment Advisory and Advisers, FT Services provides administrative services to the Funds. The fee is paid by Investment Advisory and Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Michigan Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund, as noted in the Statement of Operations.


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Funds reimburse Distributors up to .10% and .65% per year of their average daily net asset of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds shares, and received contingent deferred sales charges for the year as follows:



                                            Franklin     Franklin      Franklin     Franklin     Franklin     Franklin
                                             Arizona     Colorado     Connecticut    Indiana     Michigan    New Jersey
                                            Tax-Free     Tax-Free      Tax-Free     Tax-Free     Tax-Free     Tax-Free
                                           Income Fund  Income Fund   Income Fund  Income Fund  Income Fund  Income Fund
Net commissions received (paid) ......      $(67,975)     $(55,200)     $18,635      $12,455      $(3,257)    $(40,661)
Contingent deferred sales charges.....       $ 5,073       $ 2,658      $ 2,066          $--          $--      $10,997

                                                                                                 Franklin
                                                         Franklin      Franklin     Franklin      Federal     Franklin
                                                          Oregon     Pennsylvania  Puerto Rico Intermediate- High Yield
                                                         Tax-Free      Tax-Free     Tax-Free   Term Tax-Free  Tax-Free
                                                        Income Fund   Income Fund  Income Fund  Income Fund  Income Fund
Net commissions received (paid) ....................      $(55,568)     $11,385       $6,153     $(44,182) $(2,980,498)
Contingent deferred sales charges...................       $ 4,656      $ 5,534       $1,587          $--    $ 114,622

The Funds paid transfer agent fees of $3,482,987, of which $3,136,888 was paid to Investor Services.

4. INCOME TAXES

At February 28, 1998, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:



                                                              Franklin    Franklin   Franklin Franklin Federal Franklin
                                                             Connecticut New Jersey   Oregon    Intermediate- High Yield
                                                              Tax-Free    Tax-Free   Tax-Free   Term Tax-Free  Tax-Free
                                                             Income Fund Income FundIncome Fund  Income Fund  Income Fund
Capital loss carryovers expiring in:
 2003 ..................................................    $3,794,309    $395,880 $1,713,887            -- $ 9,157,432
 2004 ..................................................        46,957          --         --    $1,066,621          --
 2005 ..................................................       322,502          --     67,453        99,478   1,567,803
 2006...................................................            --          --         --        95,778          --
                                                          -------------------------------------------------------------
                                                            $4,163,768    $395,880 $1,781,340    $1,261,877 $10,725,235
                                                          =============================================================

At February 28, 1998, the Franklin Pennsylvania Tax-Free Income Fund has deferred capital losses occurring subsequent to October 31, 1997 of $10,210. For tax purposes, such losses will be reflected in the year ending February 28, 1999.

Net investment income differs for financial statement and tax purposes primarily due to differences between book and tax recognition of dividend distributions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At February 28, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:



                                           Franklin     Franklin     Franklin     Franklin     Franklin      Franklin
                                            Arizona     Colorado    Connecticut    Indiana     Michigan     New Jersey
                                           Tax-Free     Tax-Free     Tax-Free     Tax-Free     Tax-Free      Tax-Free
                                          Income Fund  Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Investments at cost..................   $768,641,514  $254,346,481 $195,321,164  $50,217,152   $8,702,208 $614,251,934
                                      ================================================================================
Unrealized appreciation..............   $ 54,767,763  $ 18,987,175 $ 15,022,702  $ 3,826,625    $ 506,672 $ 44,190,864
Unrealized depreciation..............       (280,449)         (748)      (3,540)          --      (12,803)    (123,554)
                                      --------------------------------------------------------------------------------
Net unrealized appreciation..........   $ 54,487,314  $ 18,986,427 $ 15,019,162  $ 3,826,625    $ 493,869 $ 44,067,310
                                      ================================================================================

4. INCOME TAXES (cont.)

                                                                                               Franklin
                                                        Franklin     Franklin     Franklin      Federal      Franklin
                                                         Oregon    Pennsylvania  Puerto Rico Intermediate-  High Yield
                                                        Tax-Free     Tax-Free     Tax-Free   Term Tax-Free   Tax-Free
                                                       Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Investments at cost ..............................    $431,295,544 $687,777,941 $195,112,122 $146,402,048$5,688,092,590
                                                    ===================================================================
Unrealized appreciation...........................    $ 29,518,936 $ 49,238,494 $ 14,946,817  $ 6,883,620$ 465,452,579
Unrealized depreciation...........................        (189,474)    (124,870)     (29,060)    (344,637) (15,059,180)
                                                    -------------------------------------------------------------------
Net unrealized appreciation.......................    $ 29,329,462 $ 49,113,624 $ 14,917,757  $ 6,538,983$ 450,393,399
                                                    ===================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 1998 were as follows:

                                           Franklin     Franklin     Franklin     Franklin     Franklin      Franklin
                                            Arizona     Colorado    Connecticut    Indiana     Michigan     New Jersey
                                           Tax-Free     Tax-Free     Tax-Free     Tax-Free     Tax-Free      Tax-Free
                                          Income Fund  Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Purchases ...........................   $207,866,442   $77,287,233  $56,388,762  $14,323,626   $8,036,786 $138,006,590
Sales ...............................   $155,515,861   $58,968,865  $36,267,149  $12,469,321   $3,469,499 $ 78,421,450

                                                                                               Franklin
                                                        Franklin     Franklin     Franklin      Federal      Franklin
                                                         Oregon    Pennsylvania  Puerto Rico Intermediate-  High Yield
                                                        Tax-Free     Tax-Free     Tax-Free   Term Tax-Free   Tax-Free

                                                       Income Fund  Income Fund  Income Fund  Income Fund   Income Fund
Purchases ........................................    $100,482,712 $144,225,886  $30,333,625  $66,427,546$2,060,485,254
Sales.............................................    $ 49,607,139 $ 87,779,966  $15,745,730  $27,080,410$  822,582,626



6. CREDIT RISK

The Franklin High Yield Tax-Free Income Fund has 29.2% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 28, 1998, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $1,092,000 and $21,060,000 representing .78% and .34%, respectively, of the funds' net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states or U.S. territories and possessions except the Franklin Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund which have investments in excess of 10% of their total assets in the states of New York and/or California. Such concentration may subject the Funds more significantly to economic changes occurring within those states.



FRANKLIN TAX-FREE TRUST
Independent Auditors' Report


To the Shareholders and Board of Trustees of Franklin Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities of each of the twenty-eight Funds comprising the Franklin Tax-Free Trust (eleven of which are included in this report), including each Fund's statement of investments, as of February 28, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Franklin Tax-Free Trust, as of February 28, 1998, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
San Francisco, California
April 3, 1998



FRANKLIN TAX-FREE TRUST
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended February 28, 1998:



                                                                               Capital Gains
                                                            28% Rate Gain      20% Rate Gain      Total
        Franklin Arizona Tax-Free Income Fund.......                $--        $7,038,123        $7,038,123
        Franklin Colorado Tax-Free Income Fund .....                 --         2,612,926        2,612,926
        Franklin Indiana Tax-Free Income Fund.......                 --           103,062        103,062
        Franklin Michigan Tax-Free Income Fund .....              4,477                --        4,477
        Franklin Pennsylvania Tax-Free Income Fund .            198,054         6,347,359        6,545,413

        Franklin Puerto Rico Tax-Free Income Fund...                 --            28,399        28,399

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 1998.


Franklin Tax-Free Trust (3)
Annual Report
February 28, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the Franklin Arizona Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         50.3%
AA                          18.2%
A                           11.0%
BBB                         20.5%

GRAPHIC MATERIAL (2)

This chart shows in bar format the comparison between Franklin Arizona Tax-Free Income Fund's Class I distribution rate of 5.02% and the taxable equivalent rate of 8.76% on 2/28/98.

GRAPHIC MATERIAL (3)

The following line graph compares the performance of the Franklin Arizona Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 0126             Inception 9/1/87
-------------------------------------------------------------------------------
Date        Franklin Arizona Tax-Free     Lehman Brothers           CPI
                     Income                  Municipal
                  Fund-Class I               Bond Index
-------------------------------------------------------------------------------
   3/1/88     $9,577                          $10,000                  $10,000
  3/31/88     $9,384             -1.16%        $9,884         0.43%    $10,043
  4/30/88     $9,412              0.76%        $9,959         0.52%    $10,095
  5/31/88     $9,449             -0.29%        $9,930         0.34%    $10,130
  6/30/88     $9,627              1.46%       $10,075         0.43%    $10,173
  7/31/88     $9,628              0.65%       $10,141         0.42%    $10,216
  8/31/88     $9,669              0.09%       $10,150         0.42%    $10,259
  9/30/88     $9,874              1.81%       $10,334         0.67%    $10,327
 10/31/88     $10,099             1.76%       $10,515         0.33%    $10,362
 11/30/88     $10,008            -0.92%       $10,419         0.08%    $10,370
 12/31/88     $10,148             1.02%       $10,525         0.17%    $10,387
  1/31/89     $10,358             2.07%       $10,743         0.50%    $10,439
  2/28/89     $10,264            -1.14%       $10,620         0.41%    $10,482
  3/31/89     $10,238            -0.24%       $10,595         0.58%    $10,543
  4/30/89     $10,472             2.37%       $10,846         0.65%    $10,612
  5/31/89     $10,696             2.08%       $11,072         0.57%    $10,672
  6/30/89     $10,832             1.36%       $11,222         0.24%    $10,698
  7/31/89     $10,927             1.36%       $11,375         0.24%    $10,723
  8/31/89     $10,850            -0.98%       $11,263         0.16%    $10,740
  9/30/89     $10,792            -0.30%       $11,229         0.32%    $10,775
 10/31/89     $10,889             1.22%       $11,366         0.48%    $10,827
 11/30/89     $11,049             1.75%       $11,565         0.24%    $10,853
 12/31/89     $11,137             0.82%       $11,660         0.16%    $10,870
  1/31/90     $11,057            -0.47%       $11,605         1.03%    $10,982
  2/28/90     $11,189             0.89%       $11,709         0.47%    $11,033
  3/31/90     $11,193             0.03%       $11,712         0.55%    $11,094
  4/30/90     $11,132            -0.72%       $11,628         0.16%    $11,112
  5/31/90     $11,363             2.18%       $11,881         0.23%    $11,137
  6/30/90     $11,476             0.88%       $11,986         0.54%    $11,198
  7/31/90     $11,667             1.48%       $12,163         0.38%    $11,240
  8/31/90     $11,363            -1.45%       $11,987         0.92%    $11,344
  9/30/90     $11,356             0.06%       $11,994         0.84%    $11,439
 10/31/90     $11,528             1.81%       $12,211         0.60%    $11,507
 11/30/90     $11,779             2.01%       $12,457         0.22%    $11,533
 12/31/90     $11,783             0.44%       $12,512         0.00%    $11,533
  1/31/91     $11,992             1.34%       $12,679         0.60%    $11,602
  2/28/91     $12,110             0.87%       $12,789         0.15%    $11,619
  3/31/91     $12,138             0.04%       $12,795         0.15%    $11,637
  4/30/91     $12,304             1.34%       $12,966         0.15%    $11,654
  5/31/91     $12,390             0.89%       $13,081         0.30%    $11,689
  6/30/91     $12,367            -0.10%       $13,068         0.29%    $11,723
  7/31/91     $12,556             1.22%       $13,228         0.15%    $11,741
  8/31/91     $12,686             1.32%       $13,402         0.29%    $11,775
  9/30/91     $12,864             1.30%       $13,577         0.44%    $11,827
 10/31/91     $12,936             0.90%       $13,699         0.15%    $11,844
 11/30/91     $12,984             0.28%       $13,737         0.29%    $11,879
 12/31/91     $13,226             2.15%       $14,033         0.07%    $11,887
  1/31/92     $13,274             0.23%       $14,065         0.15%    $11,905
  2/29/92     $13,269             0.03%       $14,069         0.36%    $11,948
  3/31/92     $13,276             0.04%       $14,075         0.51%    $12,009
  4/30/92     $13,382             0.89%       $14,200         0.14%    $12,025
  5/31/92     $13,551             1.18%       $14,367         0.14%    $12,042
  6/30/92     $13,720             1.68%       $14,609         0.36%    $12,086
  7/31/92     $14,217             3.00%       $15,047         0.21%    $12,111
  8/31/92     $14,060            -0.98%       $14,900         0.28%    $12,145
  9/30/92     $14,170             0.65%       $14,996         0.28%    $12,179
 10/31/92     $14,012            -0.98%       $14,850         0.35%    $12,222
 11/30/92     $14,339             1.79%       $15,115         0.14%    $12,239
 12/31/92     $14,526             1.02%       $15,270        -0.07%    $12,230
  1/31/93     $14,715             1.16%       $15,447         0.49%    $12,290
  2/28/93     $15,073             3.62%       $16,006         0.35%    $12,333
  3/31/93     $14,989            -1.06%       $15,836         0.35%    $12,376
  4/30/93     $15,075             1.01%       $15,996         0.28%    $12,411
  5/31/93     $15,162             0.56%       $16,086         0.14%    $12,428
  6/30/93     $15,408             1.67%       $16,354         0.14%    $12,446
  7/31/93     $15,403             0.13%       $16,376         0.00%    $12,446
  8/31/93     $15,705             2.08%       $16,716         0.28%    $12,480
  9/30/93     $15,872             1.14%       $16,907         0.21%    $12,507
 10/31/93     $15,919             0.19%       $16,939         0.41%    $12,558
 11/30/93     $15,844            -0.88%       $16,790         0.07%    $12,567
 12/31/93     $16,151             2.11%       $17,144         0.00%    $12,567
  1/31/94     $16,308             1.14%       $17,339         0.27%    $12,601
  2/28/94     $15,971            -2.59%       $16,890         0.34%    $12,644
  3/31/94     $15,453            -4.07%       $16,203         0.34%    $12,687
  4/30/94     $15,527             0.85%       $16,341         0.14%    $12,704
  5/31/94     $15,600             0.87%       $16,483         0.07%    $12,713
  6/30/94     $15,562            -0.61%       $16,382         0.34%    $12,756
  7/31/94     $15,805             1.83%       $16,682         0.27%    $12,791
  8/31/94     $15,866             0.35%       $16,740         0.40%    $12,842
  9/30/94     $15,714            -1.47%       $16,494         0.27%    $12,877
 10/31/94     $15,489            -1.78%       $16,201         0.07%    $12,886
 11/30/94     $15,208            -1.81%       $15,908         0.13%    $12,902
 12/31/94     $15,500             2.20%       $16,258         0.00%    $12,902
  1/31/95     $15,838             2.86%       $16,723         0.40%    $12,954
  2/28/95     $16,235             2.91%       $17,209         0.40%    $13,006
  3/31/95     $16,402             1.15%       $17,407         0.33%    $13,049
  4/30/95     $16,451             0.12%       $17,428         0.33%    $13,092
  5/31/95     $16,856             3.19%       $17,984         0.20%    $13,118
  6/30/95     $16,743            -0.87%       $17,827         0.20%    $13,144
  7/31/95     $16,853             0.95%       $17,997         0.00%    $13,144
  8/31/95     $17,025             1.27%       $18,225         0.26%    $13,178
  9/30/95     $17,106             0.63%       $18,340         0.20%    $13,205
 10/31/95     $17,338             1.45%       $18,606         0.33%    $13,248
 11/30/95     $17,603             1.66%       $18,915        -0.07%    $13,239
 12/31/95     $17,765             0.96%       $19,097        -0.07%    $13,230
  1/31/96     $17,849             0.76%       $19,242         0.59%    $13,308
  2/29/96     $17,730            -0.68%       $19,111         0.32%    $13,350
  3/31/96     $17,533            -1.28%       $18,866         0.52%    $13,420
  4/30/96     $17,508            -0.28%       $18,813         0.39%    $13,472
  5/31/96     $17,529            -0.04%       $18,806         0.19%    $13,498
  6/30/96     $17,743             1.09%       $19,011         0.06%    $13,506
  7/31/96     $17,861             0.91%       $19,184         0.19%    $13,532
  8/31/96     $17,875            -0.02%       $19,180         0.19%    $13,557
  9/30/96     $18,121             1.40%       $19,449         0.32%    $13,601
 10/31/96     $18,286             1.13%       $19,668         0.32%    $13,644
 11/30/96     $18,550             1.83%       $20,028         0.19%    $13,670
 12/31/96     $18,505            -0.42%       $19,944         0.00%    $13,670
  1/31/97     $18,541             0.19%       $19,982         0.32%    $13,714
  2/28/97     $18,693             0.92%       $20,166         0.31%    $13,756
  3/31/97     $18,479            -1.33%       $19,898         0.25%    $13,791
  4/30/97     $18,633             0.84%       $20,065         0.12%    $13,807
  5/31/97     $18,855             1.51%       $20,368        -0.06%    $13,799
  6/30/97     $19,029             1.07%       $20,586         0.12%    $13,816
  7/31/97     $19,473             2.77%       $21,156         0.12%    $13,832
  8/31/97     $19,340            -0.94%       $20,957         0.19%    $13,858
  9/30/97     $19,548             1.19%       $21,206         0.25%    $13,893
 10/31/97     $19,656             0.64%       $21,342         0.25%    $13,928
 11/30/97     $19,780             0.59%       $21,468        -0.06%    $13,919
 12/31/97     $20,034             1.46%       $21,781        -0.12%    $13,903
  1/31/98     $20,195             1.03%       $22,006         0.19%    $13,929
  2/28/98     $20,216             0.03%       $22,012         0.19%    $13,956

Total             102.16%                            120.12%            39.56%
Return
-------------------------------------------------------------------------------


GRAPHIC MATERIAL (4)

This chart shows in bar format the comparison between Franklin Arizona Tax-Free Income Fund's Class II distribution rate of 4.58% and the taxable equivalent rate of 8.00% on 2/28/98.

GRAPHIC MATERIAL (5)

The following line graph compares the performance of the Franklin Arizona Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
      Fund No. 226            Inception 5/1/95
-------------------------------------------------------------------------------
  Date    Franklin Arizona Tax-Free   Lehman Brothers Municipal       CPI
                    Income                      Bond
                Fund-Class II                   Index
-------------------------------------------------------------------------------
   5/1/95         $9,902                    $10,000                    $10,000
  5/31/95        $10,155       3.19%        $10,319        0.20%       $10,020
  6/30/95        $10,082      -0.87%        $10,229        0.20%       $10,040
  7/31/95        $10,142       0.95%        $10,326        0.00%       $10,040
  8/31/95        $10,249       1.27%        $10,458        0.26%       $10,066
  9/29/95        $10,301       0.63%        $10,523        0.20%       $10,086
 10/31/95        $10,426       1.45%        $10,676        0.33%       $10,120
 11/30/95        $10,588       1.66%        $10,853       -0.07%       $10,112
 12/29/95        $10,671       0.96%        $10,957       -0.07%       $10,105
  1/31/96        $10,724       0.76%        $11,041        0.59%       $10,165
  2/29/96        $10,638      -0.68%        $10,966        0.32%       $10,198
  3/29/96        $10,527      -1.28%        $10,825        0.52%       $10,251
  4/30/96        $10,507      -0.28%        $10,795        0.39%       $10,291
  5/31/96        $10,515      -0.04%        $10,791        0.19%       $10,310
  6/28/96        $10,627       1.09%        $10,908        0.06%       $10,316
  7/31/96        $10,701       0.91%        $11,008        0.19%       $10,336
  8/30/96        $10,704      -0.02%        $11,005        0.19%       $10,356
  9/30/96        $10,844       1.40%        $11,159        0.32%       $10,389
 10/31/96        $10,947       1.13%        $11,286        0.32%       $10,422
 11/29/96        $11,098       1.83%        $11,492        0.19%       $10,442
 12/31/96        $11,065      -0.42%        $11,444        0.00%       $10,442
  1/31/97        $11,072       0.19%        $11,466        0.32%       $10,475
  2/28/97        $11,158       0.92%        $11,571        0.31%       $10,508
  3/31/97        $11,039      -1.33%        $11,417        0.25%       $10,534
  4/30/97        $11,126       0.84%        $11,513        0.12%       $10,547
  5/31/97        $11,252       1.51%        $11,687       -0.06%       $10,540
  6/30/97        $11,339       1.07%        $11,812        0.12%       $10,553
  7/31/97        $11,598       2.77%        $12,139        0.12%       $10,565
  8/31/97        $11,524      -0.94%        $12,025        0.19%       $10,586
  9/30/97        $11,642       1.19%        $12,168        0.25%       $10,612
 10/31/97        $11,700       0.64%        $12,246        0.25%       $10,639
 11/30/97        $11,768       0.59%        $12,318       -0.06%       $10,632
 12/31/97        $11,912       1.46%        $12,498       -0.12%       $10,619
  1/31/98        $12,012       1.03%        $12,627        0.19%       $10,640
  2/28/98        $12,018       0.03%        $12,631        0.19%       $10,660

Total             20.18%                     26.31%                      6.60%
   Return
-------------------------------------------------------------------------------


GRAPHIC MATERIAL (6)

This chart shows in pie format the credit quality breakdown of the Franklin Colorado Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         63.1%
AA                          12.7%
A                           10.3%
BBB                        %13.9

GRAPHIC MATERIAL (7)

This chart shows in bar format the comparison between Franklin Colorado Tax-Free Income Fund's Class I distribution rate of 4.93% and the taxable equivalent rate of 8.59% on 2/28/98.

GRAPHIC MATERIAL (8)

The following line graph compares the performance of the Franklin Colorado Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.



-------------------------------------------------------------------------------
Fund No. 0127            Inception 9/1/87
-------------------------------------------------------------------------------
Date          Franklin Colorado          Lehman                CPI
               Tax-Free Income          Brothers
                 Fund-Class I          Municipal
                                          Bond
                                         Index
-------------------------------------------------------------------------------
   3/1/88     $9,576                    $10,000                        $10,000
  3/31/88     $9,401          -1.16%     $9,884            0.43%       $10,043
  4/30/88     $9,446           0.76%     $9,959            0.52%       $10,095
  5/31/88     $9,492          -0.29%     $9,930            0.34%       $10,130
  6/30/88     $9,670           1.46%    $10,075            0.43%       $10,173
  7/31/88     $9,726           0.65%    $10,141            0.42%       $10,216
  8/31/88     $9,776           0.09%    $10,150            0.42%       $10,259
  9/30/88     $9,979           1.81%    $10,334            0.67%       $10,327
 10/31/88    $10,194           1.76%    $10,515            0.33%       $10,362
 11/30/88    $10,129          -0.92%    $10,419            0.08%       $10,370
 12/31/88    $10,259           1.02%    $10,525            0.17%       $10,387
  1/31/89    $10,487           2.07%    $10,743            0.50%       $10,439
  2/28/89    $10,411          -1.14%    $10,620            0.41%       $10,482
  3/31/89    $10,375          -0.24%    $10,595            0.58%       $10,543
  4/30/89    $10,577           2.37%    $10,846            0.65%       $10,612
  5/31/89    $10,811           2.08%    $11,072            0.57%       $10,672
  6/30/89    $10,955           1.36%    $11,222            0.24%       $10,698
  7/31/89    $11,049           1.36%    $11,375            0.24%       $10,723
  8/31/89    $10,991          -0.98%    $11,263            0.16%       $10,740
  9/30/89    $10,933          -0.30%    $11,229            0.32%       $10,775
 10/31/89    $11,028           1.22%    $11,366            0.48%       $10,827
 11/30/89    $11,177           1.75%    $11,565            0.24%       $10,853
 12/31/89    $11,274           0.82%    $11,660            0.16%       $10,870
  1/31/90    $11,204          -0.47%    $11,605            1.03%       $10,982
  2/28/90    $11,355           0.89%    $11,709            0.47%       $11,033
  3/31/90    $11,347           0.03%    $11,712            0.55%       $11,094
  4/30/90    $11,265          -0.72%    $11,628            0.16%       $11,112
  5/31/90    $11,504           2.18%    $11,881            0.23%       $11,137
  6/30/90    $11,638           0.88%    $11,986            0.54%       $11,198
  7/31/90    $11,826           1.48%    $12,163            0.38%       $11,240
  8/31/90    $11,534          -1.45%    $11,987            0.92%       $11,344
  9/30/90    $11,526           0.06%    $11,994            0.84%       $11,439
 10/31/90    $11,674           1.81%    $12,211            0.60%       $11,507
 11/30/90    $11,944           2.01%    $12,457            0.22%       $11,533
 12/31/90    $11,925           0.44%    $12,512            0.00%       $11,533
  1/31/91    $12,087           1.34%    $12,679            0.60%       $11,602
  2/28/91    $12,192           0.87%    $12,789            0.15%       $11,619
  3/31/91    $12,241           0.04%    $12,795            0.15%       $11,637
  4/30/91    $12,416           1.34%    $12,966            0.15%       $11,654
  5/31/91    $12,524           0.89%    $13,081            0.30%       $11,689
  6/30/91    $12,528          -0.10%    $13,068            0.29%       $11,723
  7/31/91    $12,718           1.22%    $13,228            0.15%       $11,741
  8/31/91    $12,828           1.32%    $13,402            0.29%       $11,775
  9/30/91    $12,997           1.30%    $13,577            0.44%       $11,827
 10/31/91    $13,060           0.90%    $13,699            0.15%       $11,844
 11/30/91    $13,123           0.28%    $13,737            0.29%       $11,879
 12/31/91    $13,398           2.15%    $14,033            0.07%       $11,887
  1/31/92    $13,395           0.23%    $14,065            0.15%       $11,905
  2/29/92    $13,417           0.03%    $14,069            0.36%       $11,948
  3/31/92    $13,451           0.04%    $14,075            0.51%       $12,009
  4/30/92    $13,571           0.89%    $14,200            0.14%       $12,025
  5/31/92    $13,766           1.18%    $14,367            0.14%       $12,042
  6/30/92    $13,951           1.68%    $14,609            0.36%       $12,086
  7/31/92    $14,474           3.00%    $15,047            0.21%       $12,111
  8/31/92    $14,322          -0.98%    $14,900            0.28%       $12,145
  9/30/92    $14,358           0.65%    $14,996            0.28%       $12,179
 10/31/92    $14,116          -0.98%    $14,850            0.35%       $12,222
 11/30/92    $14,496           1.79%    $15,115            0.14%       $12,239
 12/31/92    $14,712           1.02%    $15,270           -0.07%       $12,230
  1/31/93    $14,878           1.16%    $15,447            0.49%       $12,290
  2/28/93    $15,381           3.62%    $16,006            0.35%       $12,333
  3/31/93    $15,289          -1.06%    $15,836            0.35%       $12,376
  4/30/93    $15,405           1.01%    $15,996            0.28%       $12,411
  5/31/93    $15,482           0.56%    $16,086            0.14%       $12,428
  6/30/93    $15,718           1.67%    $16,354            0.14%       $12,446
  7/31/93    $15,754           0.13%    $16,376            0.00%       $12,446
  8/31/93    $16,070           2.08%    $16,716            0.28%       $12,480
  9/30/93    $16,266           1.14%    $16,907            0.21%       $12,507
 10/31/93    $16,329           0.19%    $16,939            0.41%       $12,558
 11/30/93    $16,284          -0.88%    $16,790            0.07%       $12,567
 12/31/93    $16,590           2.11%    $17,144            0.00%       $12,567
  1/31/94    $16,760           1.14%    $17,339            0.27%       $12,601
  2/28/94    $16,411          -2.59%    $16,890            0.34%       $12,644
  3/31/94    $15,756          -4.07%    $16,203            0.34%       $12,687
  4/30/94    $15,791           0.85%    $16,341            0.14%       $12,704
  5/31/94    $15,895           0.87%    $16,483            0.07%       $12,713
  6/30/94    $15,790          -0.61%    $16,382            0.34%       $12,756
  7/31/94    $16,091           1.83%    $16,682            0.27%       $12,791
  8/31/94    $16,127           0.35%    $16,740            0.40%       $12,842
  9/30/94    $15,922          -1.47%    $16,494            0.27%       $12,877
 10/31/94    $15,657          -1.78%    $16,201            0.07%       $12,886
 11/30/94    $15,365          -1.81%    $15,908            0.13%       $12,902
 12/31/94    $15,689           2.20%    $16,258            0.00%       $12,902
  1/31/95    $16,173           2.86%    $16,723            0.40%       $12,954
  2/28/95    $16,587           2.91%    $17,209            0.40%       $13,006
  3/31/95    $16,725           1.15%    $17,407            0.33%       $13,049
  4/30/95    $16,776           0.12%    $17,428            0.33%       $13,092
  5/31/95    $17,210           3.19%    $17,984            0.20%       $13,118
  6/30/95    $17,099          -0.87%    $17,827            0.20%       $13,144
  7/31/95    $17,196           0.95%    $17,997            0.00%       $13,144
  8/31/95    $17,444           1.27%    $18,225            0.26%       $13,178
  9/30/95    $17,526           0.63%    $18,340            0.20%       $13,205
 10/31/95    $17,759           1.45%    $18,606            0.33%       $13,248
 11/30/95    $18,040           1.66%    $18,915           -0.07%       $13,239
 12/31/95    $18,215           0.96%    $19,097           -0.07%       $13,230
  1/31/96    $18,300           0.76%    $19,242            0.59%       $13,308
  2/29/96    $18,261          -0.68%    $19,111            0.32%       $13,350
  3/31/96    $18,099          -1.28%    $18,866            0.52%       $13,420
  4/30/96    $18,091          -0.28%    $18,813            0.39%       $13,472
  5/31/96    $18,098          -0.04%    $18,806            0.19%       $13,498
  6/30/96    $18,263           1.09%    $19,011            0.06%       $13,506
  7/31/96    $18,397           0.91%    $19,184            0.19%       $13,532
  8/31/96    $18,404          -0.02%    $19,180            0.19%       $13,557
  9/30/96    $18,650           1.40%    $19,449            0.32%       $13,601
 10/31/96    $18,834           1.13%    $19,668            0.32%       $13,644
 11/30/96    $19,115           1.83%    $20,028            0.19%       $13,670
 12/31/96    $19,075          -0.42%    $19,944            0.00%       $13,670
  1/31/97    $19,099           0.19%    $19,982            0.32%       $13,714
  2/28/97    $19,253           0.92%    $20,166            0.31%       $13,756
  3/31/97    $19,032          -1.33%    $19,898            0.25%       $13,791
  4/30/97    $19,188           0.84%    $20,065            0.12%       $13,807
  5/31/97    $19,410           1.51%    $20,368           -0.06%       $13,799
  6/30/97    $19,617           1.07%    $20,586            0.12%       $13,816
  7/31/97    $20,108           2.77%    $21,156            0.12%       $13,832
  8/31/97    $19,932          -0.94%    $20,957            0.19%       $13,858
  9/30/97    $20,204           1.19%    $21,206            0.25%       $13,893
 10/31/97    $20,326           0.64%    $21,342            0.25%       $13,928
 11/30/97    $20,465           0.59%    $21,468           -0.06%       $13,919
 12/31/97    $20,766           1.46%    $21,781           -0.12%       $13,903
  1/31/98    $20,975           1.03%    $22,006            0.19%       $13,929
  2/28/98    $20,961           0.03%    $22,012            0.19%       $13,956

Total            109.61%                    120.12%                     39.56%
Return
-------------------------------------------------------------------------------


GRAPHIC MATERIAL (9)

This chart shows in bar format the comparison between Franklin Colorado Tax-Free Income Fund's Class II distribution rate of 4.50% and the taxable equivalent rate of 7.84% on 2/28/98.

GRAPHIC MATERIAL (10)

The following line graph compares the performance of the Franklin Connecticut Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 226             Inception 5/1/95
-------------------------------------------------------------------------------
Date          Franklin Colorado       Lehman Brothers Municipal       CPI
               Tax-Free Income                  Bond
                Fund-Class II                   Index
-------------------------------------------------------------------------------
   5/1/95     $9,896                    $10,000                     $10,000
  5/31/95    $10,143           3.19%    $10,319            0.20%    $10,020
  6/30/95    $10,082          -0.87%    $10,229            0.20%    $10,040
  7/31/95    $10,133           0.95%    $10,326            0.00%    $10,040
  8/31/95    $10,273           1.27%    $10,458            0.26%    $10,066
  9/29/95    $10,316           0.63%    $10,523            0.20%    $10,086
 10/31/95    $10,457           1.45%    $10,676            0.33%    $10,120
 11/30/95    $10,617           1.66%    $10,853           -0.07%    $10,112
 12/29/95    $10,714           0.96%    $10,957           -0.07%    $10,105
  1/31/96    $10,758           0.76%    $11,041            0.59%    $10,165
  2/29/96    $10,730          -0.68%    $10,966            0.32%    $10,198
  3/29/96    $10,630          -1.28%    $10,825            0.52%    $10,251
  4/30/96    $10,621          -0.28%    $10,795            0.39%    $10,291
  5/31/96    $10,620          -0.04%    $10,791            0.19%    $10,310
  6/28/96    $10,720           1.09%    $10,908            0.06%    $10,316
  7/31/96    $10,785           0.91%    $11,008            0.19%    $10,336
  8/30/96    $10,794          -0.02%    $11,005            0.19%    $10,356
  9/30/96    $10,933           1.40%    $11,159            0.32%    $10,389
 10/31/96    $11,035           1.13%    $11,286            0.32%    $10,422
 11/29/96    $11,194           1.83%    $11,492            0.19%    $10,442
 12/31/96    $11,165          -0.42%    $11,444            0.00%    $10,442
  1/31/97    $11,174           0.19%    $11,466            0.32%    $10,475
  2/28/97    $11,259           0.92%    $11,571            0.31%    $10,508
  3/31/97    $11,125          -1.33%    $11,417            0.25%    $10,534
  4/30/97    $11,210           0.84%    $11,513            0.12%    $10,547
  5/31/97    $11,334           1.51%    $11,687           -0.06%    $10,540
  6/30/97    $11,458           1.07%    $11,812            0.12%    $10,553
  7/31/97    $11,729           2.77%    $12,139            0.12%    $10,565
  8/31/97    $11,631          -0.94%    $12,025            0.19%    $10,586
  9/30/97    $11,774           1.19%    $12,168            0.25%    $10,612
 10/31/97    $11,839           0.64%    $12,246            0.25%    $10,639
 11/30/97    $11,924           0.59%    $12,318           -0.06%    $10,632
 12/31/97    $12,093           1.46%    $12,498           -0.12%    $10,619
  1/31/98    $12,209           1.03%    $12,627            0.19%    $10,640
  2/28/98    $12,204           0.03%    $12,631            0.19%    $10,660

Total             22.04%                     26.31%                      6.60%
Return
-------------------------------------------------------------------------------


GRAPHIC MATERIAL (11)

This chart shows in pie format the credit quality breakdown of the Franklin Connecticut Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         30.8%
AA                          19.4%
A                           20.5%
BBB                         29.3%

GRAPHIC MATERIAL (12)

This chart shows in bar format the comparison between Franklin Connecticut Tax-Free Income Fund's Class I distribution rate of 5.01% and the taxable equivalent rate of 8.69% on 2/28/98.

GRAPHIC MATERIAL (13)

The following line graph compares the performance of the Franklin Connecticut Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 0166            Inception 10/3/88
-------------------------------------------------------------------------------
Date         Franklin Connecticut        Lehman                CPI
                   Tax-Free             Brothers
             Income Fund-Class I       Municipal
                                          Bond
                                         Index
-------------------------------------------------------------------------------
  10/3/88     $9,579                     10,000                     10,000
 10/31/88     $9,607           1.76%     10,176            0.33%    10,033
 11/30/88     $9,540          -0.92%     10,082            0.08%    10,041
 12/30/88     $9,646           1.02%     10,185            0.17%    10,058
  1/31/89     $9,837           2.07%     10,396            0.50%    10,108
  2/28/89     $9,786          -1.14%     10,278            0.41%    10,150
  3/31/89     $9,764          -0.24%     10,253            0.58%    10,209
  4/28/89     $9,994           2.37%     10,496            0.65%    10,275
  5/31/89    $10,196           2.08%     10,714            0.57%    10,334
  6/30/89    $10,311           1.36%     10,860            0.24%    10,358
  7/31/89    $10,407           1.36%     11,008            0.24%    10,383
  8/31/89    $10,334          -0.98%     10,900            0.16%    10,400
  9/29/89    $10,282          -0.30%     10,867            0.32%    10,433
 10/31/89    $10,349           1.22%     11,000            0.48%    10,483
 11/30/89    $10,507           1.75%     11,192            0.24%    10,508
 12/29/89    $10,605           0.82%     11,284            0.16%    10,525
  1/31/90    $10,531          -0.47%     11,231            1.03%    10,634
  2/28/90    $10,661           0.89%     11,331            0.47%    10,684
  3/30/90    $10,637           0.03%     11,334            0.55%    10,742
  4/30/90    $10,561          -0.72%     11,253            0.16%    10,760
  5/31/90    $10,798           2.18%     11,498            0.23%    10,784
  6/29/90    $10,899           0.88%     11,599            0.54%    10,843
  7/31/90    $11,065           1.48%     11,771            0.38%    10,884
  8/31/90    $10,786          -1.45%     11,600            0.92%    10,984
  9/28/90    $10,751           0.06%     11,607            0.84%    11,076
 10/31/90    $10,887           1.81%     11,817            0.60%    11,143
 11/30/90    $11,142           2.01%     12,055            0.22%    11,167
 12/31/90    $11,128           0.44%     12,108            0.00%    11,167
  1/31/91    $11,310           1.34%     12,270            0.60%    11,234
  2/28/91    $11,373           0.87%     12,377            0.15%    11,251
  3/29/91    $11,413           0.04%     12,382            0.15%    11,268
  4/30/91    $11,554           1.34%     12,548            0.15%    11,285
  5/31/91    $11,640           0.89%     12,659            0.30%    11,319
  6/28/91    $11,492          -0.10%     12,647            0.29%    11,351
  7/31/91    $11,657           1.22%     12,801            0.15%    11,368
  8/30/91    $11,801           1.32%     12,970            0.29%    11,401
  9/30/91    $11,968           1.30%     13,138            0.44%    11,452
 10/31/91    $12,045           0.90%     13,257            0.15%    11,469
 11/29/91    $12,099           0.28%     13,294            0.29%    11,502
 12/31/91    $12,327           2.15%     13,580            0.07%    11,510
  1/31/92    $12,335           0.23%     13,611            0.15%    11,527
  2/28/92    $12,317           0.03%     13,615            0.36%    11,569
  3/31/92    $12,333           0.04%     13,620            0.51%    11,628
  4/30/92    $12,420           0.89%     13,742            0.14%    11,644
  5/29/92    $12,603           1.18%     13,904            0.14%    11,660
  6/30/92    $12,751           1.68%     14,137            0.36%    11,702
  7/31/92    $13,164           3.00%     14,561            0.21%    11,727
  8/31/92    $13,000          -0.98%     14,419            0.28%    11,760
  9/30/92    $13,028           0.65%     14,512            0.28%    11,793
 10/30/92    $12,825          -0.98%     14,370            0.35%    11,834
 11/30/92    $13,122           1.79%     14,627            0.14%    11,851
 12/31/92    $13,334           1.02%     14,777           -0.07%    11,842
  1/29/93    $13,511           1.16%     14,948            0.49%    11,900
  2/26/93    $13,912           3.62%     15,489            0.35%    11,942
  3/31/93    $13,841          -1.06%     15,325            0.35%    11,984
  4/30/93    $13,944           1.01%     15,480            0.28%    12,017
  5/31/93    $13,999           0.56%     15,566            0.14%    12,034
  6/30/93    $14,243           1.67%     15,826            0.14%    12,051
  7/30/93    $14,247           0.13%     15,847            0.00%    12,051
  8/31/93    $14,557           2.08%     16,177            0.28%    12,085
  9/30/93    $14,728           1.14%     16,361            0.21%    12,110
 10/29/93    $14,767           0.19%     16,392            0.41%    12,160
 11/30/93    $14,704          -0.88%     16,248            0.07%    12,168
 12/31/93    $14,978           2.11%     16,591            0.00%    12,168
  1/31/94    $15,111           1.14%     16,780            0.27%    12,201
  2/28/94    $14,797          -2.59%     16,345            0.34%    12,243
  3/31/94    $14,270          -4.07%     15,680            0.34%    12,284
  4/29/94    $14,258           0.85%     15,813            0.14%    12,301
  5/31/94    $14,392           0.87%     15,951            0.07%    12,310
  6/30/94    $14,299          -0.61%     15,854            0.34%    12,352
  7/29/94    $14,556           1.83%     16,144            0.27%    12,385
  8/31/94    $14,585           0.35%     16,200            0.40%    12,435
  9/30/94    $14,410          -1.47%     15,962            0.27%    12,468
 10/31/94    $14,138          -1.78%     15,678            0.07%    12,477
 11/30/94    $13,784          -1.81%     15,394            0.13%    12,493
 12/30/94    $14,171           2.20%     15,733            0.00%    12,493
  1/31/95    $14,532           2.86%     16,183            0.40%    12,543
  2/28/95    $14,854           2.91%     16,654            0.40%    12,593
  3/31/95    $14,953           1.15%     16,845            0.33%    12,635
  4/28/95    $15,010           0.12%     16,865            0.33%    12,677
  5/31/95    $15,364           3.19%     17,403            0.20%    12,702
  6/30/95    $15,237          -0.87%     17,252            0.20%    12,727
  7/31/95    $15,324           0.95%     17,416            0.00%    12,727
  8/31/95    $15,527           1.27%     17,637            0.26%    12,761
  9/29/95    $15,657           0.63%     17,748            0.20%    12,786
 10/31/95    $15,847           1.45%     18,006            0.33%    12,828
 11/30/95    $16,053           1.66%     18,304           -0.07%    12,819
 12/29/95    $16,202           0.96%     18,480           -0.07%    12,810
  1/31/96    $16,278           0.76%     18,621            0.59%    12,886
  2/29/96    $16,192          -0.68%     18,494            0.32%    12,927
  3/29/96    $16,048          -1.28%     18,257            0.52%    12,994
  4/30/96    $16,065          -0.28%     18,206            0.39%    13,045
  5/31/96    $16,098          -0.04%     18,199            0.19%    13,070
  6/28/96    $16,266           1.09%     18,397            0.06%    13,078
  7/31/96    $16,375           0.91%     18,565            0.19%    13,103
  8/30/96    $16,422          -0.02%     18,561            0.19%    13,127
  9/30/96    $16,593           1.40%     18,821            0.32%    13,169
 10/31/96    $16,719           1.13%     19,033            0.32%    13,212
 11/29/96    $16,937           1.83%     19,382            0.19%    13,237
 12/31/96    $16,925          -0.42%     19,300            0.00%    13,237
  1/31/97    $16,959           0.19%     19,337            0.32%    13,279
  2/28/97    $17,086           0.92%     19,515            0.31%    13,320
  3/31/97    $16,948          -1.33%     19,255            0.25%    13,353
  4/30/97    $17,062           0.84%     19,417            0.12%    13,370
  5/31/97    $17,286           1.51%     19,710           -0.06%    13,361
  6/30/97    $17,445           1.07%     19,921            0.12%    13,378
  7/31/97    $17,843           2.77%     20,473            0.12%    13,394
  8/31/97    $17,731          -0.94%     20,281            0.19%    13,419
  9/30/97    $17,924           1.19%     20,522            0.25%    13,453
 10/31/97    $18,006           0.64%     20,653            0.25%    13,486
 11/30/97    $18,136           0.59%     20,775           -0.06%    13,478
 12/31/97    $18,364           1.46%     21,078           -0.12%    13,462
  1/31/98    $18,511           1.03%     21,296            0.19%    13,488
  2/28/98    $18,561           0.03%     21,302            0.19%    13,513

Total             85.61%                    113.02%                     35.13%
Return
-------------------------------------------------------------------------------


GRAPHIC MATERIAL (14)

This chart shows in bar format the comparison between Franklin Connecticut Tax-Free Income Fund's Class II distribution rate of 4.61% and the taxable equivalent rate of 7.99% on 2/28/98.

GRAPHIC MATERIAL (15)

The following line graph compares the performance of the Franklin Connecticut Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 266             Inception 5/1/95
-------------------------------------------------------------------------------
Date         Franklin Connecticut     Lehman Brothers Municipal  CPI
                   Tax-Free                     Bond
             Income Fund-Class II               Index
-------------------------------------------------------------------------------
   5/1/95     $9,898                    $10,000                     $10,000
  5/31/95    $10,125           3.19%    $10,319            0.20%    $10,020
  6/30/95    $10,045          -0.87%    $10,229            0.20%    $10,040
  7/31/95    $10,097           0.95%    $10,326            0.00%    $10,040
  8/31/95    $10,234           1.27%    $10,458            0.26%    $10,066
  9/29/95    $10,323           0.63%    $10,523            0.20%    $10,086
 10/31/95    $10,442           1.45%    $10,676            0.33%    $10,120
 11/30/95    $10,572           1.66%    $10,853           -0.07%    $10,112
 12/29/95    $10,644           0.96%    $10,957           -0.07%    $10,105
  1/31/96    $10,689           0.76%    $11,041            0.59%    $10,165
  2/29/96    $10,618          -0.68%    $10,966            0.32%    $10,198
  3/29/96    $10,523          -1.28%    $10,825            0.52%    $10,251
  4/30/96    $10,539          -0.28%    $10,795            0.39%    $10,291
  5/31/96    $10,555          -0.04%    $10,791            0.19%    $10,310
  6/28/96    $10,631           1.09%    $10,908            0.06%    $10,316
  7/31/96    $10,708           0.91%    $11,008            0.19%    $10,336
  8/30/96    $10,754          -0.02%    $11,005            0.19%    $10,356
  9/30/96    $10,861           1.40%    $11,159            0.32%    $10,389
 10/31/96    $10,938           1.13%    $11,286            0.32%    $10,422
 11/29/96    $11,076           1.83%    $11,492            0.19%    $10,442
 12/31/96    $11,053          -0.42%    $11,444            0.00%    $10,442
  1/31/97    $11,069           0.19%    $11,466            0.32%    $10,475
  2/28/97    $11,157           0.92%    $11,571            0.31%    $10,508
  3/31/97    $11,061          -1.33%    $11,417            0.25%    $10,534
  4/30/97    $11,130           0.84%    $11,513            0.12%    $10,547
  5/31/97    $11,271           1.51%    $11,687           -0.06%    $10,540
  6/30/97    $11,379           1.07%    $11,812            0.12%    $10,553
  7/31/97    $11,623           2.77%    $12,139            0.12%    $10,565
  8/31/97    $11,545          -0.94%    $12,025            0.19%    $10,586
  9/30/97    $11,675           1.19%    $12,168            0.25%    $10,612
 10/31/97    $11,712           0.64%    $12,246            0.25%    $10,639
 11/30/97    $11,801           0.59%    $12,318           -0.06%    $10,632
 12/31/97    $11,944           1.46%    $12,498           -0.12%    $10,619
  1/31/98    $12,034           1.03%    $12,627            0.19%    $10,640
  2/28/98    $12,060           0.03%    $12,631            0.19%    $10,660

Total             20.60%                     26.31%                      6.60%
Return
-------------------------------------------------------------------------------

GRAPHIC MATERIAL (16)

This chart shows in pie format the credit quality breakdown of the Franklin Indiana Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         39.1%
AA                           9.0%
A                           28.3%
BBB                         23.3%
Below Investment Grade        .3%

GRAPHIC MATERIAL (17)

This chart shows in bar format the comparison between Franklin Indiana Tax-Free Income Fund's distribution rate of 5.04% and the taxable equivalent rate of 8.73% on 2/28/98.

GRAPHIC MATERIAL (18)

The following line graph compares the performance of the Franklin Indiana Tax-Free Income Fund to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 0167            Inception 9/1/87
-------------------------------------------------------------------------------
  Date    Franklin Indiana Tax-Free      Lehman                CPI
                    Income              Brothers
                 Fund-Class I          Municipal
                                          Bond
                                         Index
-------------------------------------------------------------------------------
   3/1/88     $9,579                    $10,000                        $10,000
  3/31/88     $9,399          -1.16%     $9,884            0.43%       $10,043
  4/30/88     $9,420           0.76%     $9,959            0.52%       $10,095
  5/31/88     $9,460          -0.29%     $9,930            0.34%       $10,130
  6/30/88     $9,622           1.46%    $10,075            0.43%       $10,173
  7/31/88     $9,653           0.65%    $10,141            0.42%       $10,216
  8/31/88     $9,712           0.09%    $10,150            0.42%       $10,259
  9/30/88     $9,896           1.81%    $10,334            0.67%       $10,327
 10/31/88    $10,148           1.76%    $10,515            0.33%       $10,362
 11/30/88    $10,074          -0.92%    $10,419            0.08%       $10,370
 12/31/88    $10,193           1.02%    $10,525            0.17%       $10,387
  1/31/89    $10,381           2.07%    $10,743            0.50%       $10,439
  2/28/89    $10,325          -1.14%    $10,620            0.41%       $10,482
  3/31/89    $10,338          -0.24%    $10,595            0.58%       $10,543
  4/30/89    $10,520           2.37%    $10,846            0.65%       $10,612
  5/31/89    $10,752           2.08%    $11,072            0.57%       $10,672
  6/30/89    $10,905           1.36%    $11,222            0.24%       $10,698
  7/31/89    $11,010           1.36%    $11,375            0.24%       $10,723
  8/31/89    $10,962          -0.98%    $11,263            0.16%       $10,740
  9/30/89    $10,924          -0.30%    $11,229            0.32%       $10,775
 10/31/89    $11,030           1.22%    $11,366            0.48%       $10,827
 11/30/89    $11,188           1.75%    $11,565            0.24%       $10,853
 12/31/89    $11,326           0.82%    $11,660            0.16%       $10,870
  1/31/90    $11,256          -0.47%    $11,605            1.03%       $10,982
  2/28/90    $11,375           0.89%    $11,709            0.47%       $11,033
  3/31/90    $11,367           0.03%    $11,712            0.55%       $11,094
  4/30/90    $11,296          -0.72%    $11,628            0.16%       $11,112
  5/31/90    $11,579           2.18%    $11,881            0.23%       $11,137
  6/30/90    $11,714           0.88%    $11,986            0.54%       $11,198
  7/31/90    $11,893           1.48%    $12,163            0.38%       $11,240
  8/31/90    $11,604          -1.45%    $11,987            0.92%       $11,344
  9/30/90    $11,599           0.06%    $11,994            0.84%       $11,439
 10/31/90    $11,759           1.81%    $12,211            0.60%       $11,507
 11/30/90    $11,998           2.01%    $12,457            0.22%       $11,533
 12/31/90    $12,003           0.44%    $12,512            0.00%       $11,533
  1/31/91    $12,222           1.34%    $12,679            0.60%       $11,602
  2/28/91    $12,296           0.87%    $12,789            0.15%       $11,619
  3/31/91    $12,347           0.04%    $12,795            0.15%       $11,637
  4/30/91    $12,513           1.34%    $12,966            0.15%       $11,654
  5/31/91    $12,599           0.89%    $13,081            0.30%       $11,689
  6/30/91    $12,594          -0.10%    $13,068            0.29%       $11,723
  7/31/91    $12,775           1.22%    $13,228            0.15%       $11,741
  8/31/91    $12,909           1.32%    $13,402            0.29%       $11,775
  9/30/91    $13,092           1.30%    $13,577            0.44%       $11,827
 10/31/91    $13,157           0.90%    $13,699            0.15%       $11,844
 11/30/91    $13,223           0.28%    $13,737            0.29%       $11,879
 12/31/91    $13,469           2.15%    $14,033            0.07%       $11,887
  1/31/92    $13,487           0.23%    $14,065            0.15%       $11,905
  2/29/92    $13,487           0.03%    $14,069            0.36%       $11,948
  3/31/92    $13,524           0.04%    $14,075            0.51%       $12,009
  4/30/92    $13,646           0.89%    $14,200            0.14%       $12,025
  5/31/92    $13,905           1.18%    $14,367            0.14%       $12,042
  6/30/92    $14,078           1.68%    $14,609            0.36%       $12,086
  7/31/92    $14,564           3.00%    $15,047            0.21%       $12,111
  8/31/92    $14,402          -0.98%    $14,900            0.28%       $12,145
  9/30/92    $14,440           0.65%    $14,996            0.28%       $12,179
 10/31/92    $14,224          -0.98%    $14,850            0.35%       $12,222
 11/30/92    $14,542           1.79%    $15,115            0.14%       $12,239
 12/31/92    $14,772           1.02%    $15,270           -0.07%       $12,230
  1/31/93    $14,952           1.16%    $15,447            0.49%       $12,290
  2/28/93    $15,440           3.62%    $16,006            0.35%       $12,333
  3/31/93    $15,345          -1.06%    $15,836            0.35%       $12,376
  4/30/93    $15,497           1.01%    $15,996            0.28%       $12,411
  5/31/93    $15,572           0.56%    $16,086            0.14%       $12,428
  6/30/93    $15,831           1.67%    $16,354            0.14%       $12,446
  7/31/93    $15,827           0.13%    $16,376            0.00%       $12,446
  8/31/93    $16,129           2.08%    $16,716            0.28%       $12,480
  9/30/93    $16,325           1.14%    $16,907            0.21%       $12,507
 10/31/93    $16,399           0.19%    $16,939            0.41%       $12,558
 11/30/93    $16,365          -0.88%    $16,790            0.07%       $12,567
 12/31/93    $16,670           2.11%    $17,144            0.00%       $12,567
  1/31/94    $16,827           1.14%    $17,339            0.27%       $12,601
  2/28/94    $16,478          -2.59%    $16,890            0.34%       $12,644
  3/31/94    $15,866          -4.07%    $16,203            0.34%       $12,687
  4/30/94    $15,928           0.85%    $16,341            0.14%       $12,704
  5/31/94    $16,018           0.87%    $16,483            0.07%       $12,713
  6/30/94    $15,982          -0.61%    $16,382            0.34%       $12,756
  7/31/94    $16,241           1.83%    $16,682            0.27%       $12,791
  8/31/94    $16,277           0.35%    $16,740            0.40%       $12,842
  9/30/94    $16,072          -1.47%    $16,494            0.27%       $12,877
 10/31/94    $15,837          -1.78%    $16,201            0.07%       $12,886
 11/30/94    $15,531          -1.81%    $15,908            0.13%       $12,902
 12/31/94    $15,839           2.20%    $16,258            0.00%       $12,902
  1/31/95    $16,207           2.86%    $16,723            0.40%       $12,954
  2/28/95    $16,577           2.91%    $17,209            0.40%       $13,006
  3/31/95    $16,715           1.15%    $17,407            0.33%       $13,049
  4/30/95    $16,751           0.12%    $17,428            0.33%       $13,092
  5/31/95    $17,126           3.19%    $17,984            0.20%       $13,118
  6/30/95    $17,074          -0.87%    $17,827            0.20%       $13,144
  7/31/95    $17,155           0.95%    $17,997            0.00%       $13,144
  8/31/95    $17,357           1.27%    $18,225            0.26%       $13,178
  9/30/95    $17,439           0.63%    $18,340            0.20%       $13,205
 10/31/95    $17,642           1.45%    $18,606            0.33%       $13,248
 11/30/95    $17,862           1.66%    $18,915           -0.07%       $13,239
 12/31/95    $18,083           0.96%    $19,097           -0.07%       $13,230
  1/31/96    $18,166           0.76%    $19,242            0.59%       $13,308
  2/29/96    $18,097          -0.68%    $19,111            0.32%       $13,350
  3/31/96    $17,951          -1.28%    $18,866            0.52%       $13,420
  4/30/96    $17,928          -0.28%    $18,813            0.39%       $13,472
  5/31/96    $17,950          -0.04%    $18,806            0.19%       $13,498
  6/30/96    $18,131           1.09%    $19,011            0.06%       $13,506
  7/31/96    $18,248           0.91%    $19,184            0.19%       $13,532
  8/31/96    $18,271          -0.02%    $19,180            0.19%       $13,557
  9/30/96    $18,501           1.40%    $19,449            0.32%       $13,601
 10/31/96    $18,684           1.13%    $19,668            0.32%       $13,644
 11/30/96    $19,012           1.83%    $20,028            0.19%       $13,670
 12/31/96    $18,988          -0.42%    $19,944            0.00%       $13,670
  1/31/97    $19,013           0.19%    $19,982            0.32%       $13,714
  2/28/97    $19,166           0.92%    $20,166            0.31%       $13,756
  3/31/97    $18,995          -1.33%    $19,898            0.25%       $13,791
  4/30/97    $19,134           0.84%    $20,065            0.12%       $13,807
  5/31/97    $19,356           1.51%    $20,368           -0.06%       $13,799
  6/30/97    $19,546           1.07%    $20,586            0.12%       $13,816
  7/31/97    $19,953           2.77%    $21,156            0.12%       $13,832
  8/31/97    $19,861          -0.94%    $20,957            0.19%       $13,858
  9/30/97    $20,068           1.19%    $21,206            0.25%       $13,893
 10/31/97    $20,194           0.64%    $21,342            0.25%       $13,928
 11/30/97    $20,353           0.59%    $21,468           -0.06%       $13,919
 12/31/97    $20,601           1.46%    $21,781           -0.12%       $13,903
  1/31/98    $20,761           1.03%    $22,006            0.19%       $13,929
  2/28/98    $20,802           0.03%    $22,012            0.19%       $13,956

Total            108.02%                    120.12%                     39.56%
Return
-------------------------------------------------------------------------------

GRAPHIC MATERIAL (19)

This chart shows in pie format the credit quality breakdown of the Franklin Michigan Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         52.0%
AA                          17.1%
A                            5.4%
BBB                         25.5%

GRAPHIC MATERIAL (20)

This chart shows in bar format the comparison between Franklin Michigan Tax-Free Income Fund's distribution rate of 5.00% and the taxable equivalent rate of 8.66% on 2/28/98.

GRAPHIC MATERIAL (21)

The following line graph compares the performance of the Franklin Michigan Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 0179            Inception 7/1/96
-------------------------------------------------------------------------------
  Date        Franklin Michigan       Lehman Brothers Municipal       CPI
               Tax-Free Income                  Bond
                 Fund-Class I                   Index
-------------------------------------------------------------------------------
   7/1/96     $9,579                    $10,000                        $10,000
  7/31/96     $9,703           0.91%    $10,091            0.19%       $10,019
  8/31/96     $9,655          -0.02%    $10,089            0.19%       $10,038
  9/30/96     $9,856           1.40%    $10,230            0.32%       $10,070
 10/31/96     $9,933           1.13%    $10,346            0.32%       $10,102
 11/30/96    $10,101           1.83%    $10,535            0.19%       $10,122
 12/31/96    $10,058          -0.42%    $10,491            0.00%       $10,122
  1/31/97    $10,053           0.19%    $10,511            0.32%       $10,154
  2/28/97    $10,155           0.92%    $10,608            0.31%       $10,185
  3/31/97     $9,996          -1.33%    $10,466            0.25%       $10,211
  4/30/97    $10,112           0.84%    $10,554            0.12%       $10,223
  5/31/97    $10,278           1.51%    $10,714           -0.06%       $10,217
  6/30/97    $10,404           1.07%    $10,828            0.12%       $10,229
  7/31/97    $10,720           2.77%    $11,128            0.12%       $10,242
  8/31/97    $10,608          -0.94%    $11,024            0.19%       $10,261
  9/30/97    $10,746           1.19%    $11,155            0.25%       $10,287
 10/31/97    $10,825           0.64%    $11,226            0.25%       $10,312
 11/30/97    $10,924           0.59%    $11,293           -0.06%       $10,306
 12/31/97    $11,135           1.46%    $11,457           -0.12%       $10,294
  1/31/98    $11,235           1.03%    $11,575            0.19%       $10,313
  2/28/98    $11,335           0.03%    $11,579            0.19%       $10,333

Total             13.35%                     15.79%                      3.33%
Return
-------------------------------------------------------------------------------

GRAPHIC MATERIAL (22)

This chart shows in pie format the credit quality breakdown of the Franklin New Jersey Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         67.4%
AA                           9.7%
A                            7.7%
BBB                         13.9%
Below Investment Grade       1.3%

GRAPHIC MATERIAL (23)

This chart shows in bar format the comparison between Franklin New Jersey Tax-Free Income Fund's Class I distribution rate of 5.01% and the taxable equivalent rate of 8.86% on 2/28/98.

GRAPHIC MATERIAL (24)

The following line graph compares the performance of the Franklin New Jersey Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 0171            Inception 5/12/88
-------------------------------------------------------------------------------
  Date       Franklin New Jersey         Lehman                CPI
                   Tax-Free             Brothers
             Income Fund-Class I       Municipal
                                          Bond
                                         Index
-------------------------------------------------------------------------------
  5/12/88     $9,579                    $10,000                        $10,000
  5/31/88     $9,569          -0.18%     $9,982            0.21%       $10,021
  6/30/88     $9,741           1.46%    $10,128            0.43%       $10,064
  7/31/88     $9,789           0.65%    $10,194            0.42%       $10,106
  8/31/88     $9,885           0.09%    $10,203            0.42%       $10,149
  9/30/88    $10,106           1.81%    $10,388            0.67%       $10,217
 10/31/88    $10,337           1.76%    $10,570            0.33%       $10,250
 11/30/88    $10,240          -0.92%    $10,473            0.08%       $10,259
 12/31/88    $10,384           1.02%    $10,580            0.17%       $10,276
  1/31/89    $10,487           2.07%    $10,799            0.50%       $10,327
  2/28/89    $10,443          -1.14%    $10,676            0.41%       $10,370
  3/31/89    $10,438          -0.24%    $10,650            0.58%       $10,430
  4/30/89    $10,693           2.37%    $10,903            0.65%       $10,498
  5/31/89    $10,919           2.08%    $11,130            0.57%       $10,557
  6/30/89    $11,056           1.36%    $11,281            0.24%       $10,583
  7/31/89    $11,132           1.36%    $11,434            0.24%       $10,608
  8/31/89    $11,025          -0.98%    $11,322            0.16%       $10,625
  9/30/89    $10,948          -0.30%    $11,288            0.32%       $10,659
 10/31/89    $11,129           1.22%    $11,426            0.48%       $10,710
 11/30/89    $11,291           1.75%    $11,626            0.24%       $10,736
 12/31/89    $11,359           0.82%    $11,721            0.16%       $10,753
  1/31/90    $11,269          -0.47%    $11,666            1.03%       $10,864
  2/28/90    $11,402           0.89%    $11,770            0.47%       $10,915
  3/31/90    $11,386           0.03%    $11,774            0.55%       $10,975
  4/30/90    $11,305          -0.72%    $11,689            0.16%       $10,993
  5/31/90    $11,537           2.18%    $11,944            0.23%       $11,018
  6/30/90    $11,663           0.88%    $12,049            0.54%       $11,077
  7/31/90    $11,877           1.48%    $12,227            0.38%       $11,120
  8/31/90    $11,573          -1.45%    $12,050            0.92%       $11,222
  9/30/90    $11,590           0.06%    $12,057            0.84%       $11,316
 10/31/90    $11,808           1.81%    $12,275            0.60%       $11,384
 11/30/90    $12,080           2.01%    $12,522            0.22%       $11,409
 12/31/90    $12,104           0.44%    $12,577            0.00%       $11,409
  1/31/91    $12,300           1.34%    $12,746            0.60%       $11,477
  2/28/91    $12,439           0.87%    $12,856            0.15%       $11,495
  3/31/91    $12,476           0.04%    $12,862            0.15%       $11,512
  4/30/91    $12,629           1.34%    $13,034            0.15%       $11,529
  5/31/91    $12,736           0.89%    $13,150            0.30%       $11,564
  6/30/91    $12,746          -0.10%    $13,137            0.29%       $11,597
  7/31/91    $12,943           1.22%    $13,297            0.15%       $11,615
  8/31/91    $13,059           1.32%    $13,473            0.29%       $11,648
  9/30/91    $13,235           1.30%    $13,648            0.44%       $11,700
 10/31/91    $13,316           0.90%    $13,771            0.15%       $11,717
 11/30/91    $13,373           0.28%    $13,809            0.29%       $11,751
 12/31/91    $13,612           2.15%    $14,106            0.07%       $11,759
  1/31/92    $13,646           0.23%    $14,138            0.15%       $11,777
  2/29/92    $13,656           0.03%    $14,143            0.36%       $11,819
  3/31/92    $13,678           0.04%    $14,148            0.51%       $11,880
  4/30/92    $13,798           0.89%    $14,274            0.14%       $11,896
  5/31/92    $13,969           1.18%    $14,443            0.14%       $11,913
  6/30/92    $14,166           1.68%    $14,685            0.36%       $11,956
  7/31/92    $14,664           3.00%    $15,126            0.21%       $11,981
  8/31/92    $14,485          -0.98%    $14,978            0.28%       $12,015
  9/30/92    $14,496           0.65%    $15,075            0.28%       $12,048
 10/31/92    $14,328          -0.98%    $14,927            0.35%       $12,090
 11/30/92    $14,657           1.79%    $15,194            0.14%       $12,107
 12/31/92    $14,841           1.02%    $15,349           -0.07%       $12,099
  1/31/93    $14,980           1.16%    $15,528            0.49%       $12,158
  2/28/93    $15,418           3.62%    $16,090            0.35%       $12,201
  3/31/93    $15,324          -1.06%    $15,919            0.35%       $12,243
  4/30/93    $15,426           1.01%    $16,080            0.28%       $12,278
  5/31/93    $15,502           0.56%    $16,170            0.14%       $12,295
  6/30/93    $15,764           1.67%    $16,440            0.14%       $12,312
  7/31/93    $15,785           0.13%    $16,461            0.00%       $12,312
  8/31/93    $16,073           2.08%    $16,804            0.28%       $12,347
  9/30/93    $16,229           1.14%    $16,995            0.21%       $12,372
 10/31/93    $16,277           0.19%    $17,028            0.41%       $12,423
 11/30/93    $16,204          -0.88%    $16,878            0.07%       $12,432
 12/31/93    $16,470           2.11%    $17,234            0.00%       $12,432
  1/31/94    $16,616           1.14%    $17,430            0.27%       $12,465
  2/28/94    $16,281          -2.59%    $16,979            0.34%       $12,508
  3/31/94    $15,681          -4.07%    $16,288            0.34%       $12,550
  4/30/94    $15,729           0.85%    $16,426            0.14%       $12,568
  5/31/94    $15,848           0.87%    $16,569            0.07%       $12,577
  6/30/94    $15,742          -0.61%    $16,468            0.34%       $12,619
  7/31/94    $16,002           1.83%    $16,769            0.27%       $12,654
  8/31/94    $16,066           0.35%    $16,828            0.40%       $12,704
  9/30/94    $15,857          -1.47%    $16,581            0.27%       $12,738
 10/31/94    $15,576          -1.78%    $16,286            0.07%       $12,747
 11/30/94    $15,252          -1.81%    $15,991            0.13%       $12,764
 12/31/94    $15,616           2.20%    $16,343            0.00%       $12,764
  1/31/95    $16,069           2.86%    $16,810            0.40%       $12,815
  2/28/95    $16,466           2.91%    $17,299            0.40%       $12,866
  3/31/95    $16,617           1.15%    $17,498            0.33%       $12,909
  4/30/95    $16,650           0.12%    $17,519            0.33%       $12,951
  5/31/95    $17,082           3.19%    $18,078            0.20%       $12,977
  6/30/95    $16,982          -0.87%    $17,921            0.20%       $13,003
  7/31/95    $17,076           0.95%    $18,091            0.00%       $13,003
  8/31/95    $17,261           1.27%    $18,321            0.26%       $13,037
  9/30/95    $17,370           0.63%    $18,436            0.20%       $13,063
 10/31/95    $17,616           1.45%    $18,703            0.33%       $13,106
 11/30/95    $17,879           1.66%    $19,014           -0.07%       $13,097
 12/31/95    $18,051           0.96%    $19,197           -0.07%       $13,088
  1/31/96    $18,133           0.76%    $19,342            0.59%       $13,165
  2/29/96    $18,014          -0.68%    $19,211            0.32%       $13,207
  3/31/96    $17,818          -1.28%    $18,965            0.52%       $13,276
  4/30/96    $17,792          -0.28%    $18,912            0.39%       $13,328
  5/31/96    $17,797          -0.04%    $18,904            0.19%       $13,353
  6/30/96    $17,992           1.09%    $19,110            0.06%       $13,361
  7/31/96    $18,140           0.91%    $19,284            0.19%       $13,386
  8/31/96    $18,114          -0.02%    $19,280            0.19%       $13,412
  9/30/96    $18,374           1.40%    $19,550            0.32%       $13,455
 10/31/96    $18,540           1.13%    $19,771            0.32%       $13,498
 11/30/96    $18,835           1.83%    $20,133            0.19%       $13,523
 12/31/96    $18,777          -0.42%    $20,049            0.00%       $13,523
  1/31/97    $18,784           0.19%    $20,087            0.32%       $13,567
  2/28/97    $18,936           0.92%    $20,271            0.31%       $13,609
  3/31/97    $18,763          -1.33%    $20,002            0.25%       $13,643
  4/30/97    $18,917           0.84%    $20,170            0.12%       $13,659
  5/31/97    $19,122           1.51%    $20,474           -0.06%       $13,651
  6/30/97    $19,293           1.07%    $20,693            0.12%       $13,667
  7/31/97    $19,765           2.77%    $21,267            0.12%       $13,684
  8/31/97    $19,605          -0.94%    $21,067            0.19%       $13,710
  9/30/97    $19,826           1.19%    $21,317            0.25%       $13,744
 10/31/97    $19,948           0.64%    $21,454            0.25%       $13,778
 11/30/97    $20,087           0.59%    $21,580           -0.06%       $13,770
 12/31/97    $20,346           1.46%    $21,896           -0.12%       $13,754
  1/31/98    $20,520           1.03%    $22,121            0.19%       $13,780
  2/28/98    $20,523           0.03%    $22,128            0.19%       $13,806

Total            105.23%                    121.28%                     38.06%
Return
-------------------------------------------------------------------------------


GRAPHIC MATERIAL (25)

This chart shows in bar format the comparison between Franklin New Jersey Tax-Free Income Fund's Class II distribution rate of 4.58% and the taxable equivalent rate of 8.10% on 2/28/98.

GRAPHIC MATERIAL (26)

The following line graph compares the performance of the Franklin New Jersey Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 271             Inception 5/1/95
-------------------------------------------------------------------------------
  Date       Franklin New Jersey      Lehman Brothers Municipal       CPI
                   Tax-Free                     Bond
             Income Fund-Class II               Index
-------------------------------------------------------------------------------
   5/1/95     $9,904                    $10,000                     $10,000
  5/31/95    $10,162           3.19%    $10,319            0.20%    $10,020
  6/30/95    $10,098          -0.87%    $10,229            0.20%    $10,040
  7/31/95    $10,157           0.95%    $10,326            0.00%    $10,040
  8/31/95    $10,261           1.27%    $10,458            0.26%    $10,066
  9/29/95    $10,330           0.63%    $10,523            0.20%    $10,086
 10/31/95    $10,470           1.45%    $10,676            0.33%    $10,120
 11/30/95    $10,620           1.66%    $10,853           -0.07%    $10,112
 12/29/95    $10,717           0.96%    $10,957           -0.07%    $10,105
  1/31/96    $10,769           0.76%    $11,041            0.59%    $10,165
  2/29/96    $10,684          -0.68%    $10,966            0.32%    $10,198
  3/29/96    $10,565          -1.28%    $10,825            0.52%    $10,251
  4/30/96    $10,544          -0.28%    $10,795            0.39%    $10,291
  5/31/96    $10,551          -0.04%    $10,791            0.19%    $10,310
  6/28/96    $10,661           1.09%    $10,908            0.06%    $10,316
  7/31/96    $10,744           0.91%    $11,008            0.19%    $10,336
  8/30/96    $10,715          -0.02%    $11,005            0.19%    $10,356
  9/30/96    $10,864           1.40%    $11,159            0.32%    $10,389
 10/31/96    $10,955           1.13%    $11,286            0.32%    $10,422
 11/29/96    $11,122           1.83%    $11,492            0.19%    $10,442
 12/31/96    $11,080          -0.42%    $11,444            0.00%    $10,442
  1/31/97    $11,079           0.19%    $11,466            0.32%    $10,475
  2/28/97    $11,172           0.92%    $11,571            0.31%    $10,508
  3/31/97    $11,066          -1.33%    $11,417            0.25%    $10,534
  4/30/97    $11,151           0.84%    $11,513            0.12%    $10,547
  5/31/97    $11,266           1.51%    $11,687           -0.06%    $10,540
  6/30/97    $11,361           1.07%    $11,812            0.12%    $10,553
  7/31/97    $11,634           2.77%    $12,139            0.12%    $10,565
  8/31/97    $11,545          -0.94%    $12,025            0.19%    $10,586
  9/30/97    $11,660           1.19%    $12,168            0.25%    $10,612
 10/31/97    $11,726           0.64%    $12,246            0.25%    $10,639
 11/30/97    $11,802           0.59%    $12,318           -0.06%    $10,632
 12/31/97    $11,958           1.46%    $12,498           -0.12%    $10,619
  1/31/98    $12,044           1.03%    $12,627            0.19%    $10,640
  2/28/98    $12,050           0.03%    $12,631            0.19%    $10,660

Total             20.50%                     26.31%                      6.60%
Return
-------------------------------------------------------------------------------

GRAPHIC MATERIAL (27)

This chart shows in pie format the credit quality breakdown of the Franklin Oregon Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         43.7%
AA                          22.6%
A                           18.8%
BBB                         14.9%

GRAPHIC MATERIAL (28)

This chart shows in bar format the comparison between Franklin Oregon Tax-Free Income Fund's Class I distribution rate of 5.04% and the taxable equivalent rate of 9.17% on 2/28/98.

GRAPHIC MATERIAL (29)

The following line graph compares the performance of the Franklin Oregon Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 0161            Inception 9/1/87
-------------------------------------------------------------------------------
  Date     Franklin Oregon Tax-Free      Lehman                CPI
                    Income              Brothers
                 Fund-Class I          Municipal
                                          Bond
                                         Index
-------------------------------------------------------------------------------
   3/1/88     $9,575                    $10,000                        $10,000
  3/31/88     $9,407          -1.16%     $9,884            0.43%       $10,043
  4/30/88     $9,443           0.76%     $9,959            0.52%       $10,095
  5/31/88     $9,469          -0.29%     $9,930            0.34%       $10,130
  6/30/88     $9,646           1.46%    $10,075            0.43%       $10,173
  7/31/88     $9,654           0.65%    $10,141            0.42%       $10,216
  8/31/88     $9,709           0.09%    $10,150            0.42%       $10,259
  9/30/88     $9,908           1.81%    $10,334            0.67%       $10,327
 10/31/88    $10,118           1.76%    $10,515            0.33%       $10,362
 11/30/88    $10,038          -0.92%    $10,419            0.08%       $10,370
 12/31/88    $10,192           1.02%    $10,525            0.17%       $10,387
  1/31/89    $10,405           2.07%    $10,743            0.50%       $10,439
  2/28/89    $10,315          -1.14%    $10,620            0.41%       $10,482
  3/31/89    $10,284          -0.24%    $10,595            0.58%       $10,543
  4/30/89    $10,500           2.37%    $10,846            0.65%       $10,612
  5/31/89    $10,748           2.08%    $11,072            0.57%       $10,672
  6/30/89    $10,888           1.36%    $11,222            0.24%       $10,698
  7/31/89    $10,958           1.36%    $11,375            0.24%       $10,723
  8/31/89    $10,886          -0.98%    $11,263            0.16%       $10,740
  9/30/89    $10,814          -0.30%    $11,229            0.32%       $10,775
 10/31/89    $10,905           1.22%    $11,366            0.48%       $10,827
 11/30/89    $11,049           1.75%    $11,565            0.24%       $10,853
 12/31/89    $11,141           0.82%    $11,660            0.16%       $10,870
  1/31/90    $11,067          -0.47%    $11,605            1.03%       $10,982
  2/28/90    $11,181           0.89%    $11,709            0.47%       $11,033
  3/31/90    $11,180           0.03%    $11,712            0.55%       $11,094
  4/30/90    $11,073          -0.72%    $11,628            0.16%       $11,112
  5/31/90    $11,318           2.18%    $11,881            0.23%       $11,137
  6/30/90    $11,446           0.88%    $11,986            0.54%       $11,198
  7/31/90    $11,629           1.48%    $12,163            0.38%       $11,240
  8/31/90    $11,366          -1.45%    $11,987            0.92%       $11,344
  9/30/90    $11,343           0.06%    $11,994            0.84%       $11,439
 10/31/90    $11,518           1.81%    $12,211            0.60%       $11,507
 11/30/90    $11,771           2.01%    $12,457            0.22%       $11,533
 12/31/90    $11,759           0.44%    $12,512            0.00%       $11,533
  1/31/91    $11,948           1.34%    $12,679            0.60%       $11,602
  2/28/91    $12,093           0.87%    $12,789            0.15%       $11,619
  3/31/91    $12,149           0.04%    $12,795            0.15%       $11,637
  4/30/91    $12,307           1.34%    $12,966            0.15%       $11,654
  5/31/91    $12,409           0.89%    $13,081            0.30%       $11,689
  6/30/91    $12,408          -0.10%    $13,068            0.29%       $11,723
  7/31/91    $12,557           1.22%    $13,228            0.15%       $11,741
  8/31/91    $12,695           1.32%    $13,402            0.29%       $11,775
  9/30/91    $12,869           1.30%    $13,577            0.44%       $11,827
 10/31/91    $12,951           0.90%    $13,699            0.15%       $11,844
 11/30/91    $12,997           0.28%    $13,737            0.29%       $11,879
 12/31/91    $13,245           2.15%    $14,033            0.07%       $11,887
  1/31/92    $13,279           0.23%    $14,065            0.15%       $11,905
  2/29/92    $13,273           0.03%    $14,069            0.36%       $11,948
  3/31/92    $13,316           0.04%    $14,075            0.51%       $12,009
  4/30/92    $13,406           0.89%    $14,200            0.14%       $12,025
  5/31/92    $13,546           1.18%    $14,367            0.14%       $12,042
  6/30/92    $13,736           1.68%    $14,609            0.36%       $12,086
  7/31/92    $14,185           3.00%    $15,047            0.21%       $12,111
  8/31/92    $13,994          -0.98%    $14,900            0.28%       $12,145
  9/30/92    $14,025           0.65%    $14,996            0.28%       $12,179
 10/31/92    $13,844          -0.98%    $14,850            0.35%       $12,222
 11/30/92    $14,151           1.79%    $15,115            0.14%       $12,239
 12/31/92    $14,371           1.02%    $15,270           -0.07%       $12,230
  1/31/93    $14,542           1.16%    $15,447            0.49%       $12,290
  2/28/93    $14,981           3.62%    $16,006            0.35%       $12,333
  3/31/93    $14,897          -1.06%    $15,836            0.35%       $12,376
  4/30/93    $15,006           1.01%    $15,996            0.28%       $12,411
  5/31/93    $15,077           0.56%    $16,086            0.14%       $12,428
  6/30/93    $15,265           1.67%    $16,354            0.14%       $12,446
  7/31/93    $15,297           0.13%    $16,376            0.00%       $12,446
  8/31/93    $15,526           2.08%    $16,716            0.28%       $12,480
  9/30/93    $15,729           1.14%    $16,907            0.21%       $12,507
 10/31/93    $15,786           0.19%    $16,939            0.41%       $12,558
 11/30/93    $15,686          -0.88%    $16,790            0.07%       $12,567
 12/31/93    $15,940           2.11%    $17,144            0.00%       $12,567
  1/31/94    $16,089           1.14%    $17,339            0.27%       $12,601
  2/28/94    $15,781          -2.59%    $16,890            0.34%       $12,644
  3/31/94    $15,215          -4.07%    $16,203            0.34%       $12,687
  4/30/94    $15,257           0.85%    $16,341            0.14%       $12,704
  5/31/94    $15,353           0.87%    $16,483            0.07%       $12,713
  6/30/94    $15,272          -0.61%    $16,382            0.34%       $12,756
  7/31/94    $15,521           1.83%    $16,682            0.27%       $12,791
  8/31/94    $15,578           0.35%    $16,740            0.40%       $12,842
  9/30/94    $15,371          -1.47%    $16,494            0.27%       $12,877
 10/31/94    $15,079          -1.78%    $16,201            0.07%       $12,886
 11/30/94    $14,774          -1.81%    $15,908            0.13%       $12,902
 12/31/94    $15,157           2.20%    $16,258            0.00%       $12,902
  1/31/95    $15,584           2.86%    $16,723            0.40%       $12,954
  2/28/95    $15,999           2.91%    $17,209            0.40%       $13,006
  3/31/95    $16,144           1.15%    $17,407            0.33%       $13,049
  4/30/95    $16,175           0.12%    $17,428            0.33%       $13,092
  5/31/95    $16,581           3.19%    $17,984            0.20%       $13,118
  6/30/95    $16,454          -0.87%    $17,827            0.20%       $13,144
  7/31/95    $16,558           0.95%    $17,997            0.00%       $13,144
  8/31/95    $16,767           1.27%    $18,225            0.26%       $13,178
  9/30/95    $16,857           0.63%    $18,340            0.20%       $13,205
 10/31/95    $17,081           1.45%    $18,606            0.33%       $13,248
 11/30/95    $17,321           1.66%    $18,915           -0.07%       $13,239
 12/31/95    $17,444           0.96%    $19,097           -0.07%       $13,230
  1/31/96    $17,551           0.76%    $19,242            0.59%       $13,308
  2/29/96    $17,464          -0.68%    $19,111            0.32%       $13,350
  3/31/96    $17,286          -1.28%    $18,866            0.52%       $13,420
  4/30/96    $17,289          -0.28%    $18,813            0.39%       $13,472
  5/31/96    $17,307          -0.04%    $18,806            0.19%       $13,498
  6/30/96    $17,494           1.09%    $19,011            0.06%       $13,506
  7/31/96    $17,604           0.91%    $19,184            0.19%       $13,532
  8/31/96    $17,622          -0.02%    $19,180            0.19%       $13,557
  9/30/96    $17,827           1.40%    $19,449            0.32%       $13,601
 10/31/96    $17,970           1.13%    $19,668            0.32%       $13,644
 11/30/96    $18,207           1.83%    $20,028            0.19%       $13,670
 12/31/96    $18,195          -0.42%    $19,944            0.00%       $13,670
  1/31/97    $18,214           0.19%    $19,982            0.32%       $13,714
  2/28/97    $18,359           0.92%    $20,166            0.31%       $13,756
  3/31/97    $18,219          -1.33%    $19,898            0.25%       $13,791
  4/30/97    $18,350           0.84%    $20,065            0.12%       $13,807
  5/31/97    $18,546           1.51%    $20,368           -0.06%       $13,799
  6/30/97    $18,694           1.07%    $20,586            0.12%       $13,816
  7/31/97    $19,102           2.77%    $21,156            0.12%       $13,832
  8/31/97    $19,040          -0.94%    $20,957            0.19%       $13,858
  9/30/97    $19,223           1.19%    $21,206            0.25%       $13,893
 10/31/97    $19,325           0.64%    $21,342            0.25%       $13,928
 11/30/97    $19,460           0.59%    $21,468           -0.06%       $13,919
 12/31/97    $19,695           1.46%    $21,781           -0.12%       $13,903
  1/31/98    $19,848           1.03%    $22,006            0.19%       $13,929
  2/28/98    $19,868           0.03%    $22,012            0.19%       $13,956

Total             98.68%                    120.12%                     39.56%
Return
-------------------------------------------------------------------------------

GRAPHIC MATERIAL (30)

This chart shows in bar format the comparison between Franklin Oregon Tax-Free Income Fund's Class II distribution rate of 4.62% and the taxable equivalent rate of 8.41% on 2/28/98.

GRAPHIC MATERIAL (31)

The following line graph compares the performance of the Franklin Oregon Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 261             Inception 5/1/95
-------------------------------------------------------------------------------
  Date     Franklin Oregon Tax-Free   Lehman Brothers Municipal       CPI
                    Income                      Bond
                Fund-Class II                   Index
-------------------------------------------------------------------------------
   5/1/95     $9,903                    $10,000                     $10,000
  5/31/95    $10,162           3.19%    $10,319            0.20%    $10,020
  6/30/95    $10,079          -0.87%    $10,229            0.20%    $10,040
  7/31/95    $10,138           0.95%    $10,326            0.00%    $10,040
  8/31/95    $10,268           1.27%    $10,458            0.26%    $10,066
  9/29/95    $10,318           0.63%    $10,523            0.20%    $10,086
 10/31/95    $10,450           1.45%    $10,676            0.33%    $10,120
 11/30/95    $10,590           1.66%    $10,853           -0.07%    $10,112
 12/29/95    $10,668           0.96%    $10,957           -0.07%    $10,105
  1/31/96    $10,729           0.76%    $11,041            0.59%    $10,165
  2/29/96    $10,670          -0.68%    $10,966            0.32%    $10,198
  3/29/96    $10,560          -1.28%    $10,825            0.52%    $10,251
  4/30/96    $10,547          -0.28%    $10,795            0.39%    $10,291
  5/31/96    $10,562          -0.04%    $10,791            0.19%    $10,310
  6/28/96    $10,671           1.09%    $10,908            0.06%    $10,316
  7/31/96    $10,733           0.91%    $11,008            0.19%    $10,336
  8/30/96    $10,739          -0.02%    $11,005            0.19%    $10,356
  9/30/96    $10,858           1.40%    $11,159            0.32%    $10,389
 10/31/96    $10,940           1.13%    $11,286            0.32%    $10,422
 11/29/96    $11,089           1.83%    $11,492            0.19%    $10,442
 12/31/96    $11,067          -0.42%    $11,444            0.00%    $10,442
  1/31/97    $11,082           0.19%    $11,466            0.32%    $10,475
  2/28/97    $11,165           0.92%    $11,571            0.31%    $10,508
  3/31/97    $11,073          -1.33%    $11,417            0.25%    $10,534
  4/30/97    $11,147           0.84%    $11,513            0.12%    $10,547
  5/31/97    $11,261           1.51%    $11,687           -0.06%    $10,540
  6/30/97    $11,345           1.07%    $11,812            0.12%    $10,553
  7/31/97    $11,586           2.77%    $12,139            0.12%    $10,565
  8/31/97    $11,553          -0.94%    $12,025            0.19%    $10,586
  9/30/97    $11,658           1.19%    $12,168            0.25%    $10,612
 10/31/97    $11,714           0.64%    $12,246            0.25%    $10,639
 11/30/97    $11,780           0.59%    $12,318           -0.06%    $10,632
 12/31/97    $11,926           1.46%    $12,498           -0.12%    $10,619
  1/31/98    $12,013           1.03%    $12,627            0.19%    $10,640
  2/28/98    $12,019           0.03%    $12,631            0.19%    $10,660

Total             20.19%                     26.31%                      6.60%
Return
-------------------------------------------------------------------------------

GRAPHIC MATERIAL (32)

This chart shows in pie format the credit quality breakdown of the Franklin Pennsylvania Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         57.2%
AA                           8.4%
A                           15.2%
BBB                         19.2%

GRAPHIC MATERIAL (33)

This chart shows in bar format the comparison between Franklin Pennsylvania Tax-Free Income Fund's Class I distribution rate of 5.11% and the taxable equivalent rate of 8.70% on 2/28/98.

GRAPHIC MATERIAL (34)

The following line graph compares the performance of the Franklin
Pennsylvania Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 0129            Inception 12/1/86
-------------------------------------------------------------------------------
  Date      Franklin Pennsylvania     Lehman Brothers Municipal       CPI
                   Tax-Free                     Bond
             Income Fund-Class I                Index
-------------------------------------------------------------------------------
   3/1/88     $9,576                    $10,000                        $10,000
  3/31/88     $9,425          -1.16%     $9,884            0.43%       $10,043
  4/30/88     $9,476           0.76%     $9,959            0.52%       $10,095
  5/31/88     $9,496          -0.29%     $9,930            0.34%       $10,130
  6/30/88     $9,672           1.46%    $10,075            0.43%       $10,173
  7/31/88     $9,703           0.65%    $10,141            0.42%       $10,216
  8/31/88     $9,776           0.09%    $10,150            0.42%       $10,259
  9/30/88     $9,966           1.81%    $10,334            0.67%       $10,327
 10/31/88    $10,198           1.76%    $10,515            0.33%       $10,362
 11/30/88    $10,124          -0.92%    $10,419            0.08%       $10,370
 12/31/88    $10,253           1.02%    $10,525            0.17%       $10,387
  1/31/89    $10,414           2.07%    $10,743            0.50%       $10,439
  2/28/89    $10,371          -1.14%    $10,620            0.41%       $10,482
  3/31/89    $10,360          -0.24%    $10,595            0.58%       $10,543
  4/30/89    $10,613           2.37%    $10,846            0.65%       $10,612
  5/31/89    $10,845           2.08%    $11,072            0.57%       $10,672
  6/30/89    $10,978           1.36%    $11,222            0.24%       $10,698
  7/31/89    $11,057           1.36%    $11,375            0.24%       $10,723
  8/31/89    $11,000          -0.98%    $11,263            0.16%       $10,740
  9/30/89    $10,955          -0.30%    $11,229            0.32%       $10,775
 10/31/89    $11,046           1.22%    $11,366            0.48%       $10,827
 11/30/89    $11,195           1.75%    $11,565            0.24%       $10,853
 12/31/89    $11,311           0.82%    $11,660            0.16%       $10,870
  1/31/90    $11,229          -0.47%    $11,605            1.03%       $10,982
  2/28/90    $11,323           0.89%    $11,709            0.47%       $11,033
  3/31/90    $11,323           0.03%    $11,712            0.55%       $11,094
  4/30/90    $11,216          -0.72%    $11,628            0.16%       $11,112
  5/31/90    $11,478           2.18%    $11,881            0.23%       $11,137
  6/30/90    $11,562           0.88%    $11,986            0.54%       $11,198
  7/31/90    $11,743           1.48%    $12,163            0.38%       $11,240
  8/31/90    $11,415          -1.45%    $11,987            0.92%       $11,344
  9/30/90    $11,342           0.06%    $11,994            0.84%       $11,439
 10/31/90    $11,526           1.81%    $12,211            0.60%       $11,507
 11/30/90    $11,773           2.01%    $12,457            0.22%       $11,533
 12/31/90    $11,748           0.44%    $12,512            0.00%       $11,533
  1/31/91    $11,937           1.34%    $12,679            0.60%       $11,602
  2/28/91    $12,012           0.87%    $12,789            0.15%       $11,619
  3/31/91    $12,062           0.04%    $12,795            0.15%       $11,637
  4/30/91    $12,254           1.34%    $12,966            0.15%       $11,654
  5/31/91    $12,350           0.89%    $13,081            0.30%       $11,689
  6/30/91    $12,383          -0.10%    $13,068            0.29%       $11,723
  7/31/91    $12,572           1.22%    $13,228            0.15%       $11,741
  8/31/91    $12,709           1.32%    $13,402            0.29%       $11,775
  9/30/91    $12,899           1.30%    $13,577            0.44%       $11,827
 10/31/91    $12,985           0.90%    $13,699            0.15%       $11,844
 11/30/91    $13,058           0.28%    $13,737            0.29%       $11,879
 12/31/91    $13,332           2.15%    $14,033            0.07%       $11,887
  1/31/92    $13,352           0.23%    $14,065            0.15%       $11,905
  2/29/92    $13,346           0.03%    $14,069            0.36%       $11,948
  3/31/92    $13,380           0.04%    $14,075            0.51%       $12,009
  4/30/92    $13,509           0.89%    $14,200            0.14%       $12,025
  5/31/92    $13,667           1.18%    $14,367            0.14%       $12,042
  6/30/92    $13,892           1.68%    $14,609            0.36%       $12,086
  7/31/92    $14,368           3.00%    $15,047            0.21%       $12,111
  8/31/92    $14,233          -0.98%    $14,900            0.28%       $12,145
  9/30/92    $14,293           0.65%    $14,996            0.28%       $12,179
 10/31/92    $14,142          -0.98%    $14,850            0.35%       $12,222
 11/30/92    $14,443           1.79%    $15,115            0.14%       $12,239
 12/31/92    $14,618           1.02%    $15,270           -0.07%       $12,230
  1/31/93    $14,823           1.16%    $15,447            0.49%       $12,290
  2/28/93    $15,245           3.62%    $16,006            0.35%       $12,333
  3/31/93    $15,191          -1.06%    $15,836            0.35%       $12,376
  4/30/93    $15,283           1.01%    $15,996            0.28%       $12,411
  5/31/93    $15,375           0.56%    $16,086            0.14%       $12,428
  6/30/93    $15,614           1.67%    $16,354            0.14%       $12,446
  7/31/93    $15,603           0.13%    $16,376            0.00%       $12,446
  8/31/93    $15,905           2.08%    $16,716            0.28%       $12,480
  9/30/93    $16,088           1.14%    $16,907            0.21%       $12,507
 10/31/93    $16,136           0.19%    $16,939            0.41%       $12,558
 11/30/93    $16,081          -0.88%    $16,790            0.07%       $12,567
 12/31/93    $16,325           2.11%    $17,144            0.00%       $12,567
  1/31/94    $16,463           1.14%    $17,339            0.27%       $12,601
  2/28/94    $16,190          -2.59%    $16,890            0.34%       $12,644
  3/31/94    $15,730          -4.07%    $16,203            0.34%       $12,687
  4/30/94    $15,747           0.85%    $16,341            0.14%       $12,704
  5/31/94    $15,857           0.87%    $16,483            0.07%       $12,713
  6/30/94    $15,826          -0.61%    $16,382            0.34%       $12,756
  7/31/94    $16,063           1.83%    $16,682            0.27%       $12,791
  8/31/94    $16,112           0.35%    $16,740            0.40%       $12,842
  9/30/94    $15,955          -1.47%    $16,494            0.27%       $12,877
 10/31/94    $15,749          -1.78%    $16,201            0.07%       $12,886
 11/30/94    $15,464          -1.81%    $15,908            0.13%       $12,902
 12/31/94    $15,787           2.20%    $16,258            0.00%       $12,902
  1/31/95    $16,160           2.86%    $16,723            0.40%       $12,954
  2/28/95    $16,551           2.91%    $17,209            0.40%       $13,006
  3/31/95    $16,701           1.15%    $17,407            0.33%       $13,049
  4/30/95    $16,737           0.12%    $17,428            0.33%       $13,092
  5/31/95    $17,135           3.19%    $17,984            0.20%       $13,118
  6/30/95    $17,072          -0.87%    $17,827            0.20%       $13,144
  7/31/95    $17,175           0.95%    $17,997            0.00%       $13,144
  8/31/95    $17,330           1.27%    $18,225            0.26%       $13,178
  9/30/95    $17,434           0.63%    $18,340            0.20%       $13,205
 10/31/95    $17,623           1.45%    $18,606            0.33%       $13,248
 11/30/95    $17,881           1.66%    $18,915           -0.07%       $13,239
 12/31/95    $18,055           0.96%    $19,097           -0.07%       $13,230
  1/31/96    $18,145           0.76%    $19,242            0.59%       $13,308
  2/29/96    $18,061          -0.68%    $19,111            0.32%       $13,350
  3/31/96    $17,910          -1.28%    $18,866            0.52%       $13,420
  4/30/96    $17,896          -0.28%    $18,813            0.39%       $13,472
  5/31/96    $17,933          -0.04%    $18,806            0.19%       $13,498
  6/30/96    $18,110           1.09%    $19,011            0.06%       $13,506
  7/31/96    $18,233           0.91%    $19,184            0.19%       $13,532
  8/31/96    $18,232          -0.02%    $19,180            0.19%       $13,557
  9/30/96    $18,465           1.40%    $19,449            0.32%       $13,601
 10/31/96    $18,626           1.13%    $19,668            0.32%       $13,644
 11/30/96    $18,878           1.83%    $20,028            0.19%       $13,670
 12/31/96    $18,860          -0.42%    $19,944            0.00%       $13,670
  1/31/97    $18,915           0.19%    $19,982            0.32%       $13,714
  2/28/97    $19,061           0.92%    $20,166            0.31%       $13,756
  3/31/97    $18,877          -1.33%    $19,898            0.25%       $13,791
  4/30/97    $19,043           0.84%    $20,065            0.12%       $13,807
  5/31/97    $19,265           1.51%    $20,368           -0.06%       $13,799
  6/30/97    $19,455           1.07%    $20,586            0.12%       $13,816
  7/31/97    $19,906           2.77%    $21,156            0.12%       $13,832
  8/31/97    $19,774          -0.94%    $20,957            0.19%       $13,858
  9/30/97    $19,979           1.19%    $21,206            0.25%       $13,893
 10/31/97    $20,109           0.64%    $21,342            0.25%       $13,928
 11/30/97    $20,258           0.59%    $21,468           -0.06%       $13,919
 12/31/97    $20,554           1.46%    $21,781           -0.12%       $13,903
  1/31/98    $20,765           1.03%    $22,006            0.19%       $13,929
  2/28/98    $20,760           0.03%    $22,012            0.19%       $13,956

Total            107.60%                    120.12%                     39.56%
Return
-------------------------------------------------------------------------------

GRAPHIC MATERIAL (35)

This chart shows in bar format the comparison between Franklin Pennsylvania Tax-Free Income Fund's Class II distribution rate of 4.68% and the taxable equivalent rate of 7.97% on 2/28/98.

GRAPHIC MATERIAL (36)

The following line graph compares the performance of the Franklin
Pennsylvania Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 229             Inception 5/1/95
-------------------------------------------------------------------------------
Date        Franklin Pennsylvania     Lehman Brothers Municipal       CPI
                   Tax-Free                     Bond
             Income Fund-Class II               Index
-------------------------------------------------------------------------------
   5/1/95     $9,903                    $10,000                     $10,000
  5/31/95    $10,140           3.19%    $10,319            0.20%    $10,020
  6/30/95    $10,098          -0.87%    $10,229            0.20%    $10,040
  7/31/95    $10,154           0.95%    $10,326            0.00%    $10,040
  8/31/95    $10,241           1.27%    $10,458            0.26%    $10,066
  9/29/95    $10,307           0.63%    $10,523            0.20%    $10,086
 10/31/95    $10,413           1.45%    $10,676            0.33%    $10,120
 11/30/95    $10,550           1.66%    $10,853           -0.07%    $10,112
 12/29/95    $10,658           0.96%    $10,957           -0.07%    $10,105
  1/31/96    $10,705           0.76%    $11,041            0.59%    $10,165
  2/29/96    $10,651          -0.68%    $10,966            0.32%    $10,198
  3/29/96    $10,557          -1.28%    $10,825            0.52%    $10,251
  4/30/96    $10,543          -0.28%    $10,795            0.39%    $10,291
  5/31/96    $10,571          -0.04%    $10,791            0.19%    $10,310
  6/28/96    $10,659           1.09%    $10,908            0.06%    $10,316
  7/31/96    $10,737           0.91%    $11,008            0.19%    $10,336
  8/30/96    $10,721          -0.02%    $11,005            0.19%    $10,356
  9/30/96    $10,852           1.40%    $11,159            0.32%    $10,389
 10/31/96    $10,951           1.13%    $11,286            0.32%    $10,422
 11/29/96    $11,092           1.83%    $11,492            0.19%    $10,442
 12/31/96    $11,075          -0.42%    $11,444            0.00%    $10,442
  1/31/97    $11,102           0.19%    $11,466            0.32%    $10,475
  2/28/97    $11,182           0.92%    $11,571            0.31%    $10,508
  3/31/97    $11,069          -1.33%    $11,417            0.25%    $10,534
  4/30/97    $11,161           0.84%    $11,513            0.12%    $10,547
  5/31/97    $11,286           1.51%    $11,687           -0.06%    $10,540
  6/30/97    $11,391           1.07%    $11,812            0.12%    $10,553
  7/31/97    $11,649           2.77%    $12,139            0.12%    $10,565
  8/31/97    $11,567          -0.94%    $12,025            0.19%    $10,586
  9/30/97    $11,680           1.19%    $12,168            0.25%    $10,612
 10/31/97    $11,750           0.64%    $12,246            0.25%    $10,639
 11/30/97    $11,843           0.59%    $12,318           -0.06%    $10,632
 12/31/97    $12,010           1.46%    $12,498           -0.12%    $10,619
  1/31/98    $12,115           1.03%    $12,627            0.19%    $10,640
  2/28/98    $12,118           0.03%    $12,631            0.19%    $10,660

Total             21.18%                     26.31%                      6.60%
Return
-------------------------------------------------------------------------------

GRAPHIC MATERIAL (37)

This chart shows in pie format the credit quality breakdown of the Franklin Puerto Rico Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                         35.3%
AA                           1.1%
A                           15.8%
BBB                         47.8%

GRAPHIC MATERIAL (38)

This chart shows in bar format the comparison between Franklin Puerto Rico Tax-Free Income Fund's Class I distribution rate of 4.94% and the taxable equivalent rate of 8.18% on 2/28/98.

GRAPHIC MATERIAL (39)

The following line graph compares the performance of the Franklin Puerto Rico Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 0123            Inception 4/3/85
-------------------------------------------------------------------------------
  Date       Franklin Puerto Rico     Lehman Brothers Municipal       CPI
                   Tax-Free                     Bond
             Income Fund-Class I                Index
-------------------------------------------------------------------------------
   3/1/88     $9,574                    $10,000                        $10,000
  3/31/88     $9,394          -1.16%     $9,884            0.43%       $10,043
  4/30/88     $9,450           0.76%     $9,959            0.52%       $10,095
  5/31/88     $9,488          -0.29%     $9,930            0.34%       $10,130
  6/30/88     $9,647           1.46%    $10,075            0.43%       $10,173
  7/31/88     $9,676           0.65%    $10,141            0.42%       $10,216
  8/31/88     $9,752           0.09%    $10,150            0.42%       $10,259
  9/30/88     $9,951           1.81%    $10,334            0.67%       $10,327
 10/31/88    $10,180           1.76%    $10,515            0.33%       $10,362
 11/30/88    $10,047          -0.92%    $10,419            0.08%       $10,370
 12/31/88    $10,183           1.02%    $10,525            0.17%       $10,387
  1/31/89    $10,367           2.07%    $10,743            0.50%       $10,439
  2/28/89    $10,281          -1.14%    $10,620            0.41%       $10,482
  3/31/89    $10,253          -0.24%    $10,595            0.58%       $10,543
  4/30/89    $10,499           2.37%    $10,846            0.65%       $10,612
  5/31/89    $10,718           2.08%    $11,072            0.57%       $10,672
  6/30/89    $10,858           1.36%    $11,222            0.24%       $10,698
  7/31/89    $10,969           1.36%    $11,375            0.24%       $10,723
  8/31/89    $10,909          -0.98%    $11,263            0.16%       $10,740
  9/30/89    $10,838          -0.30%    $11,229            0.32%       $10,775
 10/31/89    $10,919           1.22%    $11,366            0.48%       $10,827
 11/30/89    $11,072           1.75%    $11,565            0.24%       $10,853
 12/31/89    $11,175           0.82%    $11,660            0.16%       $10,870
  1/31/90    $11,103          -0.47%    $11,605            1.03%       $10,982
  2/28/90    $11,227           0.89%    $11,709            0.47%       $11,033
  3/31/90    $11,217           0.03%    $11,712            0.55%       $11,094
  4/30/90    $11,153          -0.72%    $11,628            0.16%       $11,112
  5/31/90    $11,386           2.18%    $11,881            0.23%       $11,137
  6/30/90    $11,492           0.88%    $11,986            0.54%       $11,198
  7/31/90    $11,674           1.48%    $12,163            0.38%       $11,240
  8/31/90    $11,448          -1.45%    $11,987            0.92%       $11,344
  9/30/90    $11,394           0.06%    $11,994            0.84%       $11,439
 10/31/90    $11,558           1.81%    $12,211            0.60%       $11,507
 11/30/90    $11,820           2.01%    $12,457            0.22%       $11,533
 12/31/90    $11,776           0.44%    $12,512            0.00%       $11,533
  1/31/91    $11,975           1.34%    $12,679            0.60%       $11,602
  2/28/91    $12,097           0.87%    $12,789            0.15%       $11,619
  3/31/91    $12,142           0.04%    $12,795            0.15%       $11,637
  4/30/91    $12,310           1.34%    $12,966            0.15%       $11,654
  5/31/91    $12,401           0.89%    $13,081            0.30%       $11,689
  6/30/91    $12,413          -0.10%    $13,068            0.29%       $11,723
  7/31/91    $12,573           1.22%    $13,228            0.15%       $11,741
  8/31/91    $12,688           1.32%    $13,402            0.29%       $11,775
  9/30/91    $12,849           1.30%    $13,577            0.44%       $11,827
 10/31/91    $12,942           0.90%    $13,699            0.15%       $11,844
 11/30/91    $13,012           0.28%    $13,737            0.29%       $11,879
 12/31/91    $13,220           2.15%    $14,033            0.07%       $11,887
  1/31/92    $13,240           0.23%    $14,065            0.15%       $11,905
  2/29/92    $13,237           0.03%    $14,069            0.36%       $11,948
  3/31/92    $13,281           0.04%    $14,075            0.51%       $12,009
  4/30/92    $13,385           0.89%    $14,200            0.14%       $12,025
  5/31/92    $13,549           1.18%    $14,367            0.14%       $12,042
  6/30/92    $13,751           1.68%    $14,609            0.36%       $12,086
  7/31/92    $14,163           3.00%    $15,047            0.21%       $12,111
  8/31/92    $14,038          -0.98%    $14,900            0.28%       $12,145
  9/30/92    $14,060           0.65%    $14,996            0.28%       $12,179
 10/31/92    $13,884          -0.98%    $14,850            0.35%       $12,222
 11/30/92    $14,180           1.79%    $15,115            0.14%       $12,239
 12/31/92    $14,402           1.02%    $15,270           -0.07%       $12,230
  1/31/93    $14,562           1.16%    $15,447            0.49%       $12,290
  2/28/93    $14,938           3.62%    $16,006            0.35%       $12,333
  3/31/93    $14,833          -1.06%    $15,836            0.35%       $12,376
  4/30/93    $14,945           1.01%    $15,996            0.28%       $12,411
  5/31/93    $15,045           0.56%    $16,086            0.14%       $12,428
  6/30/93    $15,248           1.67%    $16,354            0.14%       $12,446
  7/31/93    $15,245           0.13%    $16,376            0.00%       $12,446
  8/31/93    $15,515           2.08%    $16,716            0.28%       $12,480
  9/30/93    $15,720           1.14%    $16,907            0.21%       $12,507
 10/31/93    $15,754           0.19%    $16,939            0.41%       $12,558
 11/30/93    $15,711          -0.88%    $16,790            0.07%       $12,567
 12/31/93    $15,985           2.11%    $17,144            0.00%       $12,567
  1/31/94    $16,128           1.14%    $17,339            0.27%       $12,601
  2/28/94    $15,856          -2.59%    $16,890            0.34%       $12,644
  3/31/94    $15,301          -4.07%    $16,203            0.34%       $12,687
  4/30/94    $15,378           0.85%    $16,341            0.14%       $12,704
  5/31/94    $15,482           0.87%    $16,483            0.07%       $12,713
  6/30/94    $15,382          -0.61%    $16,382            0.34%       $12,756
  7/31/94    $15,624           1.83%    $16,682            0.27%       $12,791
  8/31/94    $15,703           0.35%    $16,740            0.40%       $12,842
  9/30/94    $15,519          -1.47%    $16,494            0.27%       $12,877
 10/31/94    $15,250          -1.78%    $16,201            0.07%       $12,886
 11/30/94    $14,954          -1.81%    $15,908            0.13%       $12,902
 12/31/94    $15,300           2.20%    $16,258            0.00%       $12,902
  1/31/95    $15,663           2.86%    $16,723            0.40%       $12,954
  2/28/95    $16,113           2.91%    $17,209            0.40%       $13,006
  3/31/95    $16,209           1.15%    $17,407            0.33%       $13,049
  4/30/95    $16,290           0.12%    $17,428            0.33%       $13,092
  5/31/95    $16,718           3.19%    $17,984            0.20%       $13,118
  6/30/95    $16,522          -0.87%    $17,827            0.20%       $13,144
  7/31/95    $16,645           0.95%    $17,997            0.00%       $13,144
  8/31/95    $16,829           1.27%    $18,225            0.26%       $13,178
  9/30/95    $16,939           0.63%    $18,340            0.20%       $13,205
 10/31/95    $17,167           1.45%    $18,606            0.33%       $13,248
 11/30/95    $17,382           1.66%    $18,915           -0.07%       $13,239
 12/31/95    $17,524           0.96%    $19,097           -0.07%       $13,230
  1/31/96    $17,636           0.76%    $19,242            0.59%       $13,308
  2/29/96    $17,508          -0.68%    $19,111            0.32%       $13,350
  3/31/96    $17,395          -1.28%    $18,866            0.52%       $13,420
  4/30/96    $17,402          -0.28%    $18,813            0.39%       $13,472
  5/31/96    $17,409          -0.04%    $18,806            0.19%       $13,498
  6/30/96    $17,631           1.09%    $19,011            0.06%       $13,506
  7/31/96    $17,745           0.91%    $19,184            0.19%       $13,532
  8/31/96    $17,766          -0.02%    $19,180            0.19%       $13,557
  9/30/96    $18,021           1.40%    $19,449            0.32%       $13,601
 10/31/96    $18,184           1.13%    $19,668            0.32%       $13,644
 11/30/96    $18,457           1.83%    $20,028            0.19%       $13,670
 12/31/96    $18,407          -0.42%    $19,944            0.00%       $13,670
  1/31/97    $18,413           0.19%    $19,982            0.32%       $13,714
  2/28/97    $18,563           0.92%    $20,166            0.31%       $13,756
  3/31/97    $18,376          -1.33%    $19,898            0.25%       $13,791
  4/30/97    $18,528           0.84%    $20,065            0.12%       $13,807
  5/31/97    $18,796           1.51%    $20,368           -0.06%       $13,799
  6/30/97    $18,950           1.07%    $20,586            0.12%       $13,816
  7/31/97    $19,413           2.77%    $21,156            0.12%       $13,832
  8/31/97    $19,299          -0.94%    $20,957            0.19%       $13,858
  9/30/97    $19,516           1.19%    $21,206            0.25%       $13,893
 10/31/97    $19,618           0.64%    $21,342            0.25%       $13,928
 11/30/97    $19,771           0.59%    $21,468           -0.06%       $13,919
 12/31/97    $20,025           1.46%    $21,781           -0.12%       $13,903
  1/31/98    $20,161           1.03%    $22,006            0.19%       $13,929
  2/28/98    $20,197           0.03%    $22,012            0.19%       $13,956

Total            101.97%                    120.12%                     39.56%
Return
-------------------------------------------------------------------------------

GRAPHIC MATERIAL (40)

This chart shows in bar format the comparison between Franklin Puerto Rico Tax-Free Income Fund's Class II distribution rate of 4.52% and the taxable equivalent rate of 7.48% on 2/28/98.

GRAPHIC MATERIAL (41)

The following line graph compares the performance of the Franklin Puerto Rico Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 223             Inception 5/1/95
-------------------------------------------------------------------------------
  Date       Franklin Puerto Rico     Lehman Brothers Municipal       CPI
                   Tax-Free                     Bond
             Income Fund-Class II               Index
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   5/1/95     $9,904                    $10,000                     $10,000
  5/31/95    $10,155           3.19%    $10,319            0.20%    $10,020
  6/30/95    $10,031          -0.87%    $10,229            0.20%    $10,040
  7/31/95    $10,110           0.95%    $10,326            0.00%    $10,040
  8/31/95    $10,216           1.27%    $10,458            0.26%    $10,066
  9/29/95    $10,277           0.63%    $10,523            0.20%    $10,086
 10/31/95    $10,410           1.45%    $10,676            0.33%    $10,120
 11/30/95    $10,543           1.66%    $10,853           -0.07%    $10,112
 12/29/95    $10,615           0.96%    $10,957           -0.07%    $10,105
  1/31/96    $10,686           0.76%    $11,041            0.59%    $10,165
  2/29/96    $10,603          -0.68%    $10,966            0.32%    $10,198
  3/29/96    $10,521          -1.28%    $10,825            0.52%    $10,251
  4/30/96    $10,530          -0.28%    $10,795            0.39%    $10,291
  5/31/96    $10,520          -0.04%    $10,791            0.19%    $10,310
  6/28/96    $10,648           1.09%    $10,908            0.06%    $10,316
  7/31/96    $10,712           0.91%    $11,008            0.19%    $10,336
  8/30/96    $10,730          -0.02%    $11,005            0.19%    $10,356
  9/30/96    $10,870           1.40%    $11,159            0.32%    $10,389
 10/31/96    $10,962           1.13%    $11,286            0.32%    $10,422
 11/29/96    $11,112           1.83%    $11,492            0.19%    $10,442
 12/31/96    $11,076          -0.42%    $11,444            0.00%    $10,442
  1/31/97    $11,084           0.19%    $11,466            0.32%    $10,475
  2/28/97    $11,169           0.92%    $11,571            0.31%    $10,508
  3/31/97    $11,031          -1.33%    $11,417            0.25%    $10,534
  4/30/97    $11,127           0.84%    $11,513            0.12%    $10,547
  5/31/97    $11,282           1.51%    $11,687           -0.06%    $10,540
  6/30/97    $11,370           1.07%    $11,812            0.12%    $10,553
  7/31/97    $11,642           2.77%    $12,139            0.12%    $10,565
  8/31/97    $11,569          -0.94%    $12,025            0.19%    $10,586
  9/30/97    $11,693           1.19%    $12,168            0.25%    $10,612
 10/31/97    $11,749           0.64%    $12,246            0.25%    $10,639
 11/30/97    $11,825           0.59%    $12,318           -0.06%    $10,632
 12/31/97    $11,981           1.46%    $12,498           -0.12%    $10,619
  1/31/98    $12,057           1.03%    $12,627            0.19%    $10,640
  2/28/98    $12,072           0.03%    $12,631            0.19%    $10,660

Total             20.72%                     26.31%                      6.60%
Return
-------------------------------------------------------------------------------

GRAPHIC MATERIAL (42)

This chart shows in pie format the credit quality breakdown of the Franklin Federal Intermediate-Term Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                      13.7%
AA                       13.1%
A                        21.0%
BBB                      49.2%
Below Investment Grade    3.0%

GRAPHIC MATERIAL (43)

This chart shows in bar format the comparison between Franklin Federal Intermediate-Term Tax-Free Income Fund's Class I distribution rate of 4.59% and the taxable equivalent rate of 7.60% on 2/28/98.

GRAPHIC MATERIAL (44)

The following line graph compares the performance of the Franklin Federal Intermediate-Term Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 0174            Inception 9/23/92
-------------------------------------------------------------------------------
Date           Franklin Federal       Lehman Brothers Municipal       CPI
                Intermediate-                  10-Year
             Term Tax-Free Income            Bond Index
                 Fund-Class I
-------------------------------------------------------------------------------
  9/23/92     $9,775                    $10,000                        $10,000
  9/30/92     $9,785           0.19%    $10,019            0.07%       $10,007
 10/31/92     $9,746          -1.02%     $9,917            0.35%       $10,042
 11/30/92     $9,932           1.83%    $10,099            0.14%       $10,056
 12/31/92    $10,010           1.16%    $10,216           -0.07%       $10,049
  1/31/93    $10,094           1.69%    $10,388            0.49%       $10,098
  2/28/93    $10,395           3.66%    $10,769            0.35%       $10,133
  3/31/93    $10,420          -1.46%    $10,611            0.35%       $10,169
  4/30/93    $10,496           0.95%    $10,712            0.28%       $10,197
  5/31/93    $10,531           0.35%    $10,750            0.14%       $10,211
  6/30/93    $10,687           1.97%    $10,962            0.14%       $10,226
  7/31/93    $10,744           0.25%    $10,989            0.00%       $10,226
  8/31/93    $10,931           2.07%    $11,216            0.28%       $10,254
  9/30/93    $11,038           1.23%    $11,354            0.21%       $10,276
 10/31/93    $11,105           0.16%    $11,373            0.41%       $10,318
 11/30/93    $11,040          -0.82%    $11,279            0.07%       $10,325
 12/31/93    $11,280           2.13%    $11,520            0.00%       $10,325
  1/31/94    $11,408           1.23%    $11,661            0.27%       $10,353
  2/28/94    $11,205          -2.74%    $11,342            0.34%       $10,388
  3/31/94    $10,855          -3.82%    $10,908            0.34%       $10,424
  4/30/94    $10,912           1.10%    $11,028            0.14%       $10,438
  5/31/94    $11,000           0.80%    $11,117            0.07%       $10,445
  6/30/94    $10,972          -0.43%    $11,069            0.34%       $10,481
  7/31/94    $11,124           1.68%    $11,255            0.27%       $10,509
  8/31/94    $11,203           0.39%    $11,299            0.40%       $10,551
  9/30/94    $11,111          -1.35%    $11,146            0.27%       $10,580
 10/31/94    $10,965          -1.46%    $10,983            0.07%       $10,587
 11/30/94    $10,820          -1.89%    $10,776            0.13%       $10,601
 12/31/94    $10,975           1.80%    $10,970            0.00%       $10,601
  1/31/95    $11,229           2.59%    $11,254            0.40%       $10,643
  2/28/95    $11,440           2.83%    $11,572            0.40%       $10,686
  3/31/95    $11,543           1.35%    $11,729            0.33%       $10,721
  4/30/95    $11,570           0.12%    $11,743            0.33%       $10,757
  5/31/95    $11,862           3.17%    $12,115            0.20%       $10,778
  6/30/95    $11,801          -0.62%    $12,040            0.20%       $10,800
  7/31/95    $11,907           1.47%    $12,217            0.00%       $10,800
  8/31/95    $12,070           1.36%    $12,383            0.26%       $10,828
  9/30/95    $12,178           0.64%    $12,462            0.20%       $10,849
 10/31/95    $12,319           1.15%    $12,606            0.33%       $10,885
 11/30/95    $12,473           1.34%    $12,774           -0.07%       $10,878
 12/31/95    $12,560           0.61%    $12,852           -0.07%       $10,870
  1/31/96    $12,635           1.01%    $12,982            0.59%       $10,934
  2/29/96    $12,573          -0.41%    $12,929            0.32%       $10,969
  3/31/96    $12,477          -1.24%    $12,769            0.52%       $11,026
  4/30/96    $12,472          -0.35%    $12,724            0.39%       $11,069
  5/31/96    $12,455          -0.28%    $12,688            0.19%       $11,090
  6/30/96    $12,579           0.95%    $12,809            0.06%       $11,097
  7/31/96    $12,656           0.96%    $12,932            0.19%       $11,118
  8/31/96    $12,663           0.00%    $12,932            0.19%       $11,139
  9/30/96    $12,788           1.03%    $13,065            0.32%       $11,175
 10/31/96    $12,925           1.26%    $13,230            0.32%       $11,210
 11/30/96    $13,099           2.02%    $13,497            0.19%       $11,232
 12/31/96    $13,094          -0.45%    $13,436            0.00%       $11,232
  1/31/97    $13,102           0.39%    $13,489            0.32%       $11,268
  2/28/97    $13,217           0.94%    $13,615            0.31%       $11,303
  3/31/97    $13,091          -1.34%    $13,433            0.25%       $11,331
  4/30/97    $13,195           0.74%    $13,532            0.12%       $11,344
  5/31/97    $13,276           1.42%    $13,724           -0.06%       $11,338
  6/30/97    $13,430           1.10%    $13,875            0.12%       $11,351
  7/31/97    $13,732           2.81%    $14,265            0.12%       $11,365
  8/31/97    $13,665          -0.97%    $14,127            0.19%       $11,386
  9/30/97    $13,772           1.27%    $14,306            0.25%       $11,415
 10/31/97    $13,842           0.53%    $14,382            0.25%       $11,443
 11/30/97    $13,925           0.46%    $14,448           -0.06%       $11,437
 12/31/97    $14,105           1.58%    $14,677           -0.12%       $11,423
  1/31/98    $14,274           1.11%    $14,840            0.19%       $11,445
  2/28/98    $14,279          -0.01%    $14,838            0.19%       $11,466

Total             42.79%                     48.38%                     14.66%
Return
-------------------------------------------------------------------------------

GRAPHIC MATERIAL (45)

This chart shows in pie format the credit quality breakdown of the Franklin Federal High Yield Tax-Free Income Fund based on total long-term investments as of 2/28/98.

AAA                      27.0%
AA                        4.5%
A                        14.4%
BBB                      24.9%
Below Investment Grade   29.2%

GRAPHIC MATERIAL (46)

This chart shows in bar format the comparison between Franklin Federal High Yield Tax-Free Income Fund's Class I distribution rate of 5.51% and the taxable equivalent rate of 9.12% on 2/28/98.

GRAPHIC MATERIAL (47)

The following line graph compares the performance of the Franklin Federal High Yield Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 0130            Inception 3/18/86
-------------------------------------------------------------------------------
  Date       Franklin High Yield      Lehman Brothers Municipal       CPI
                   Tax-Free                     Bond
             Income Fund-Class I                Index
-------------------------------------------------------------------------------
   3/1/88     $9,574                    $10,000                        $10,000
  3/31/88     $9,500          -1.16%     $9,884            0.43%       $10,043
  4/30/88     $9,566           0.76%     $9,959            0.52%       $10,095
  5/31/88     $9,641          -0.29%     $9,930            0.34%       $10,130
  6/30/88     $9,870           1.46%    $10,075            0.43%       $10,173
  7/31/88     $9,975           0.65%    $10,141            0.42%       $10,216
  8/31/88    $10,062           0.09%    $10,150            0.42%       $10,259
  9/30/88    $10,227           1.81%    $10,334            0.67%       $10,327
 10/31/88    $10,404           1.76%    $10,515            0.33%       $10,362
 11/30/88    $10,374          -0.92%    $10,419            0.08%       $10,370
 12/31/88    $10,514           1.02%    $10,525            0.17%       $10,387
  1/31/89    $10,659           2.07%    $10,743            0.50%       $10,439
  2/28/89    $10,654          -1.14%    $10,620            0.41%       $10,482
  3/31/89    $10,670          -0.24%    $10,595            0.58%       $10,543
  4/30/89    $10,890           2.37%    $10,846            0.65%       $10,612
  5/31/89    $11,070           2.08%    $11,072            0.57%       $10,672
  6/30/89    $11,221           1.36%    $11,222            0.24%       $10,698
  7/31/89    $11,289           1.36%    $11,375            0.24%       $10,723
  8/31/89    $11,263          -0.98%    $11,263            0.16%       $10,740
  9/30/89    $11,226          -0.30%    $11,229            0.32%       $10,775
 10/31/89    $11,327           1.22%    $11,366            0.48%       $10,827
 11/30/89    $11,461           1.75%    $11,565            0.24%       $10,853
 12/31/89    $11,543           0.82%    $11,660            0.16%       $10,870
  1/31/90    $11,477          -0.47%    $11,605            1.03%       $10,982
  2/28/90    $11,631           0.89%    $11,709            0.47%       $11,033
  3/31/90    $11,619           0.03%    $11,712            0.55%       $11,094
  4/30/90    $11,530          -0.72%    $11,628            0.16%       $11,112
  5/31/90    $11,776           2.18%    $11,881            0.23%       $11,137
  6/30/90    $11,912           0.88%    $11,986            0.54%       $11,198
  7/31/90    $12,083           1.48%    $12,163            0.38%       $11,240
  8/31/90    $11,865          -1.45%    $11,987            0.92%       $11,344
  9/30/90    $11,854           0.06%    $11,994            0.84%       $11,439
 10/31/90    $11,958           1.81%    $12,211            0.60%       $11,507
 11/30/90    $12,156           2.01%    $12,457            0.22%       $11,533
 12/31/90    $12,133           0.44%    $12,512            0.00%       $11,533
  1/31/91    $12,287           1.34%    $12,679            0.60%       $11,602
  2/28/91    $12,334           0.87%    $12,789            0.15%       $11,619
  3/31/91    $12,394           0.04%    $12,795            0.15%       $11,637
  4/30/91    $12,575           1.34%    $12,966            0.15%       $11,654
  5/31/91    $12,685           0.89%    $13,081            0.30%       $11,689
  6/30/91    $12,735          -0.10%    $13,068            0.29%       $11,723
  7/31/91    $12,907           1.22%    $13,228            0.15%       $11,741
  8/31/91    $13,043           1.32%    $13,402            0.29%       $11,775
  9/30/91    $13,231           1.30%    $13,577            0.44%       $11,827
 10/31/91    $13,319           0.90%    $13,699            0.15%       $11,844
 11/30/91    $13,369           0.28%    $13,737            0.29%       $11,879
 12/31/91    $13,637           2.15%    $14,033            0.07%       $11,887
  1/31/92    $13,598           0.23%    $14,065            0.15%       $11,905
  2/29/92    $13,586           0.03%    $14,069            0.36%       $11,948
  3/31/92    $13,651           0.04%    $14,075            0.51%       $12,009
  4/30/92    $13,794           0.89%    $14,200            0.14%       $12,025
  5/31/92    $14,004           1.18%    $14,367            0.14%       $12,042
  6/30/92    $14,210           1.68%    $14,609            0.36%       $12,086
  7/31/92    $14,696           3.00%    $15,047            0.21%       $12,111
  8/31/92    $14,475          -0.98%    $14,900            0.28%       $12,145
  9/30/92    $14,495           0.65%    $14,996            0.28%       $12,179
 10/31/92    $14,298          -0.98%    $14,850            0.35%       $12,222
 11/30/92    $14,646           1.79%    $15,115            0.14%       $12,239
 12/31/92    $14,872           1.02%    $15,270           -0.07%       $12,230
  1/31/93    $15,072           1.16%    $15,447            0.49%       $12,290
  2/28/93    $15,510           3.62%    $16,006            0.35%       $12,333
  3/31/93    $15,461          -1.06%    $15,836            0.35%       $12,376
  4/30/93    $15,566           1.01%    $15,996            0.28%       $12,411
  5/31/93    $15,658           0.56%    $16,086            0.14%       $12,428
  6/30/93    $15,936           1.67%    $16,354            0.14%       $12,446
  7/31/93    $15,957           0.13%    $16,376            0.00%       $12,446
  8/31/93    $16,295           2.08%    $16,716            0.28%       $12,480
  9/30/93    $16,475           1.14%    $16,907            0.21%       $12,507
 10/31/93    $16,510           0.19%    $16,939            0.41%       $12,558
 11/30/93    $16,574          -0.88%    $16,790            0.07%       $12,567
 12/31/93    $16,845           2.11%    $17,144            0.00%       $12,567
  1/31/94    $17,029           1.14%    $17,339            0.27%       $12,601
  2/28/94    $16,841          -2.59%    $16,890            0.34%       $12,644
  3/31/94    $16,336          -4.07%    $16,203            0.34%       $12,687
  4/30/94    $16,354           0.85%    $16,341            0.14%       $12,704
  5/31/94    $16,448           0.87%    $16,483            0.07%       $12,713
  6/30/94    $16,481          -0.61%    $16,382            0.34%       $12,756
  7/31/94    $16,699           1.83%    $16,682            0.27%       $12,791
  8/31/94    $16,749           0.35%    $16,740            0.40%       $12,842
  9/30/94    $16,626          -1.47%    $16,494            0.27%       $12,877
 10/31/94    $16,455          -1.78%    $16,201            0.07%       $12,886
 11/30/94    $16,191          -1.81%    $15,908            0.13%       $12,902
 12/31/94    $16,414           2.20%    $16,258            0.00%       $12,902
  1/31/95    $16,812           2.86%    $16,723            0.40%       $12,954
  2/28/95    $17,229           2.91%    $17,209            0.40%       $13,006
  3/31/95    $17,456           1.15%    $17,407            0.33%       $13,049
  4/30/95    $17,537           0.12%    $17,428            0.33%       $13,092
  5/31/95    $17,961           3.19%    $17,984            0.20%       $13,118
  6/30/95    $17,979          -0.87%    $17,827            0.20%       $13,144
  7/31/95    $18,096           0.95%    $17,997            0.00%       $13,144
  8/31/95    $18,280           1.27%    $18,225            0.26%       $13,178
  9/30/95    $18,431           0.63%    $18,340            0.20%       $13,205
 10/31/95    $18,666           1.45%    $18,606            0.33%       $13,248
 11/30/95    $18,903           1.66%    $18,915           -0.07%       $13,239
 12/31/95    $19,091           0.96%    $19,097           -0.07%       $13,230
  1/31/96    $19,194           0.76%    $19,242            0.59%       $13,308
  2/29/96    $19,179          -0.68%    $19,111            0.32%       $13,350
  3/31/96    $18,992          -1.28%    $18,866            0.52%       $13,420
  4/30/96    $19,011          -0.28%    $18,813            0.39%       $13,472
  5/31/96    $19,047          -0.04%    $18,806            0.19%       $13,498
  6/30/96    $19,241           1.09%    $19,011            0.06%       $13,506
  7/31/96    $19,383           0.91%    $19,184            0.19%       $13,532
  8/31/96    $19,454          -0.02%    $19,180            0.19%       $13,557
  9/30/96    $19,722           1.40%    $19,449            0.32%       $13,601
 10/31/96    $19,974           1.13%    $19,668            0.32%       $13,644
 11/30/96    $20,281           1.83%    $20,028            0.19%       $13,670
 12/31/96    $20,265          -0.42%    $19,944            0.00%       $13,670
  1/31/97    $20,321           0.19%    $19,982            0.32%       $13,714
  2/28/97    $20,505           0.92%    $20,166            0.31%       $13,756
  3/31/97    $20,341          -1.33%    $19,898            0.25%       $13,791
  4/30/97    $20,502           0.84%    $20,065            0.12%       $13,807
  5/31/97    $20,755           1.51%    $20,368           -0.06%       $13,799
  6/30/97    $21,010           1.07%    $20,586            0.12%       $13,816
  7/31/97    $21,547           2.77%    $21,156            0.12%       $13,832
  8/31/97    $21,428          -0.94%    $20,957            0.19%       $13,858
  9/30/97    $21,782           1.19%    $21,206            0.25%       $13,893
 10/31/97    $21,929           0.64%    $21,342            0.25%       $13,928
 11/30/97    $22,076           0.59%    $21,468           -0.06%       $13,919
 12/31/97    $22,415           1.46%    $21,781           -0.12%       $13,903
  1/31/98    $22,660           1.03%    $22,006            0.19%       $13,929
  2/28/98    $22,712           0.03%    $22,012            0.19%       $13,956

Total            127.12%                    120.12%                     39.56%
Return
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GRAPHIC MATERIAL (48)

This chart shows in bar format the comparison between Franklin Federal High Yield Tax-Free Income Fund's Class II distribution rate of 5.10% and the taxable equivalent rate of 8.44% on 2/28/98.

GRAPHIC MATERIAL (49)

The following line graph compares the performance of the Franklin Federal High Yield Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 2/28/98.

-------------------------------------------------------------------------------
Fund No. 230             Inception 5/1/95
-------------------------------------------------------------------------------
  Date       Franklin High Yield      Lehman Brothers Municipal       CPI
                   Tax-Free                     Bond
             Income Fund-Class II               Index
-------------------------------------------------------------------------------
   5/1/95     $9,899                    $10,000                     $10,000
  5/31/95    $10,138           3.19%    $10,319            0.20%    $10,020
  6/30/95    $10,152          -0.87%    $10,229            0.20%    $10,040
  7/31/95    $10,221           0.95%    $10,326            0.00%    $10,040
  8/31/95    $10,319           1.27%    $10,458            0.26%    $10,066
  9/29/95    $10,399           0.63%    $10,523            0.20%    $10,086
 10/31/95    $10,525           1.45%    $10,676            0.33%    $10,120
 11/30/95    $10,662           1.66%    $10,853           -0.07%    $10,112
 12/29/95    $10,762           0.96%    $10,957           -0.07%    $10,105
  1/31/96    $10,814           0.76%    $11,041            0.59%    $10,165
  2/29/96    $10,800          -0.68%    $10,966            0.32%    $10,198
  3/29/96    $10,692          -1.28%    $10,825            0.52%    $10,251
  4/30/96    $10,697          -0.28%    $10,795            0.39%    $10,291
  5/31/96    $10,712          -0.04%    $10,791            0.19%    $10,310
  6/28/96    $10,816           1.09%    $10,908            0.06%    $10,316
  7/31/96    $10,890           0.91%    $11,008            0.19%    $10,336
  8/30/96    $10,925          -0.02%    $11,005            0.19%    $10,356
  9/30/96    $11,070           1.40%    $11,159            0.32%    $10,389
 10/31/96    $11,205           1.13%    $11,286            0.32%    $10,422
 11/29/96    $11,371           1.83%    $11,492            0.19%    $10,442
 12/31/96    $11,357          -0.42%    $11,444            0.00%    $10,442
  1/31/97    $11,392           0.19%    $11,466            0.32%    $10,475
  2/28/97    $11,489           0.92%    $11,571            0.31%    $10,508
  3/31/97    $11,392          -1.33%    $11,417            0.25%    $10,534
  4/30/97    $11,476           0.84%    $11,513            0.12%    $10,547
  5/31/97    $11,611           1.51%    $11,687           -0.06%    $10,540
  6/30/97    $11,747           1.07%    $11,812            0.12%    $10,553
  7/31/97    $12,040           2.77%    $12,139            0.12%    $10,565
  8/31/97    $11,969          -0.94%    $12,025            0.19%    $10,586
  9/30/97    $12,170           1.19%    $12,168            0.25%    $10,612
 10/31/97    $12,235           0.64%    $12,246            0.25%    $10,639
 11/30/97    $12,311           0.59%    $12,318           -0.06%    $10,632
 12/31/97    $12,504           1.46%    $12,498           -0.12%    $10,619
  1/31/98    $12,634           1.03%    $12,627            0.19%    $10,640
  2/28/98    $12,657           0.03%    $12,631            0.19%    $10,660

Total             26.57%                     26.31%                      6.60%
Return
-------------------------------------------------------------------------------